Filed Pursuant to Rule 485(b)
Registration No.   002‑71299
811‑03153

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 273	☒
and
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 279	☒

RUSSELL INVESTMENT COMPANY
(Exact Name of Registrant as Specified in Charter)

401 Union Street, 18th Floor, Seattle, Washington	98101
(Address of Principal Executive Office)	(ZIP Code)
Registrant’s Telephone Number, including area code: 206‑505‑7877

Mary Beth Albaneze, Esq. Associate General Counsel Russell Investment Company 401 Union Street, 18th Floor Seattle, Washington 98101 206‑505‑4846	John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor Boston, Massachusetts 02110 617‑728‑7100
(Name and Address of Agent for Service)

Approximate date of commencement of proposed public offering: As soon as practical after the effective date of the Registration Statement.
It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________________, pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:

☐	is post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Russell Investment Company
March 1, 2026

U.S. Equity Funds
Multifactor U.S. Equity Fund Class/Ticker: A/RTDAX, C/RTDCX, M/RTDTX, R6/RTDRX, S/RTDSX, Y/RTDYX
Equity Income Fund Class/Ticker: A/RSQAX, C/REQSX, M/RAAUX, R6/RUCRX, S/RLISX, Y/REAYX
Sustainable Aware Equity Fund Class/Ticker: A/REQAX, C/REQCX, M/RDFUX, R6/RUDRX, S/REQTX, Y/REUYX
U.S. Strategic Equity Fund Class/Ticker: A/RSEAX, C/RSECX, M/RUSTX, R6/RESRX, S/RSESX, Y/RUSPX
U.S. Small Cap Equity Fund Class/Ticker: A/RLACX, C/RLECX, M/RUNTX, R6/RSCRX, S/RLESX, Y/REBYX
International and Global Equity Funds
Multifactor International Equity Fund Class/Ticker: A/RTIAX, C/RTICX, M/RTITX, R6/RTIRX, S/RTISX, Y/RTIYX
International Developed Markets Fund Class/Ticker: A/RLNAX, C/RLNCX, M/RNTTX, R6/RIDRX, S/RINTX, Y/RINYX
Global Equity Fund Class/Ticker: A/RGEAX, C/RGECX, M/RGDTX, R6/RGLRX, S/RGESX, Y/RLGYX
Emerging Markets Fund Class/Ticker: A/REMAX, C/REMCX, M/RMMTX, R6/REGRX, S/REMSX, Y/REMYX
Tax-Managed Equity Funds
Tax-Managed U.S. Large Cap Fund Class/Ticker: A/RTLAX, C/RTLCX, M/RTMTX, S/RETSX
Tax-Managed U.S. Mid & Small Cap Fund Class/Ticker: A/RTSAX, C/RTSCX, M/RTOUX, S/RTSSX
Tax-Managed International Equity Fund Class/Ticker: A/RTNAX, C/RTNCX, M/RTIUX, S/RTNSX
Tax-Managed Real Assets Fund Class/Ticker: A/RTXAX, C/RTXCX, M/RTXMX, S/RTXSX
Fixed Income Funds
Opportunistic Credit Fund Class/Ticker: A/RGCAX, C/RGCCX, M/RGOTX, R6/RGCRX, S/RGCSX, Y/RGCYX
Long Duration Bond Fund Class/Ticker: A/RMHAX, C/RMHCX, M/RMHTX, R6/RMHRX, S/RMHSX, Y/RMHYX
Strategic Bond Fund Class/Ticker: A/RFDAX, C/RFCCX, M/RSYTX, R6/RSBRX, S/RFCTX, Y/RFCYX
Investment Grade Bond Fund Class/Ticker: A/RFAAX, C/RFACX, M/RIWTX, R6/RIGRX, S/RFATX, Y/RFAYX
Short Duration Bond Fund Class/Ticker: A/RSBTX, C/RSBCX, M/RSDTX, R6/RDBRX, S/RFBSX, Y/RSBYX
Tax-Exempt Fixed Income Funds
Tax-Exempt High Yield Bond Fund Class/Ticker: A/RTHAX, C/RTHCX, M/RHYTX, S/RTHSX
Tax-Exempt Bond Fund Class/Ticker: A/RTEAX, C/RTECX, M/RBCUX, S/RLVSX
Alternative Funds
Global Infrastructure Fund Class/Ticker: A/RGIAX, C/RGCIX, M/RGFTX, R6/RGIRX, S/RGISX, Y/RGIYX
Global Real Estate Securities Fund Class/Ticker: A/RREAX, C/RRSCX, M/RETTX, R6/RRSRX, S/RRESX, Y/RREYX
Specialty Funds
Multi-Strategy Income Fund Class/Ticker: A/RMYAX, C/RMYCX, M/RGYTX, R6/ RMIRX, S/RMYSX, Y/RMYYX
Multi-Asset Strategy Fund Class/Ticker: A/RAZAX, C/RAZCX, M/RMATX, R6/RMGRX, S/RMGSX, Y/RMGYX

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
800-787-7354

Risk/Return Summary
Multifactor U.S. Equity Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.34%	0.59%	0.34%	0.19%	0.34%	0.14%
Total Annual Fund Operating Expenses	0.89%	1.64%	0.64%	0.49%	0.64%	0.44%
Less Fee Waivers and Expense Reimbursements	0.00%	0.00%	(0.15)%	(0.02)%	0.00%	0.00%
Net Annual Fund Operating Expenses	0.89%	1.64%	0.49%	0.47%	0.64%	0.44%
#
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.15% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$661	$167	$50	$48	$65	$45
3 Years	$843	$517	$190	$155	$205	$141
5 Years	$1,040	$892	$342	$272	$357	$246
10 Years	$1,608	$1,944	$784	$614	$798	$555
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund invests principally in common stocks of large and medium capitalization U.S. companies but may also invest in small capitalization U.S. companies. The Fund defines large and medium capitalization companies as  those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts.  In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
Russell Investment Management, LLC (“RIM”) seeks to achieve the Fund's investment objective by managing the Fund's overall exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, defensive or dynamic). The Fund’s exposures are monitored and analyzed relative to the Russell 1000® Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the Russell 1000® Index over the short, intermediate or long term. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. After RIM has determined the Fund's desired exposures, RIM identifies baskets of stocks and determines their weights within the Fund in order to reflect those desired exposures. These baskets are generally comprised of stocks included in the Russell 1000® Index but may include or be entirely comprised of stocks not included in the Russell 1000® Index. The baskets are derived from various indexes, quantitative tools and/or rules-based processes designed to achieve desired exposures.  RIM may also invest in index futures, index put or call options or exchange traded funds as a substitute for the purchase of stocks to achieve desired exposures, in pursuit of the Fund’s investment objective or for hedging purposes.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Fund may underperform. The baskets of securities or instruments selected for the Fund’s portfolio may not perform as RIM expects and security or instrument selection risk may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess the Fund’s portfolio characteristics and it is possible that its judgments regarding the Fund’s exposures may be incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models) may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	9.24%	11.92%	12.63%
Return Before Taxes, Class C	15.05%	12.41%	12.65%
Return Before Taxes, Class M	16.41%	13.71%	13.69%
Return Before Taxes, Class R6	16.37%	13.73%	13.71%
Return Before Taxes, Class Y	16.42%	13.76%	13.73%
Return Before Taxes, Class S	16.18%	13.54%	13.51%
Return After Taxes on Distributions, Class S	8.82%	9.85%	10.86%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	14.55%	10.37%	10.70%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund’s investment adviser is RIM.
Portfolio Managers
Nick Zylkowski, Managing Director, Co-Head of Customized Portfolio Solutions, Nick Haupt, Senior Portfolio Manager, Equity, and Andrew Zenonos, Portfolio Manager, Customized Portfolio Solutions, have primary responsibility for the management of the Fund. Mr. Zylkowski has managed the Fund since March 2019, Mr. Haupt has managed the Fund since April 2022 and Mr. Zenonos has managed the Fund since December 2023.

Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Equity Income Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth and current income.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.39%	0.64%	0.39%	0.24%	0.39%	0.19%
Total Annual Fund Operating Expenses	1.19%	1.94%	0.94%	0.79%	0.94%	0.74%
Less Fee Waivers and Expense Reimbursements	(0.07)%	(0.07)%	(0.17)%	(0.09)%	(0.11)%	(0.07)%
Net Annual Fund Operating Expenses	1.12%	1.87%	0.77%	0.70%	0.83%	0.67%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, foreign tax reclaim related expenses, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares, 0.04% of its transfer agency fees for Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class M and Class R6 Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$683	$190	$79	$72	$85	$68
3 Years	$925	$602	$283	$243	$289	$230
5 Years	$1,185	$1,041	$504	$430	$509	$405
10 Years	$1,929	$2,259	$1,139	$970	$1,145	$912
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in common stocks of dividend-paying large and medium capitalization U.S. companies. The Fund defines large and medium capitalization companies as  those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. The Fund may also invest in equity securities economically tied to non-U.S. countries. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., value, market-oriented and defensive) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. Equity securities in which the Fund may invest include common stocks, preferred stocks and partnership interests. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The Fund's primary benchmark was changed from the Russell 1000® Value Index to the Russell 1000® Index effective January 1, 2024 to comply with regulations that require the Fund's primary benchmark to represent the overall applicable domestic equity market. The first benchmark in the table is the Fund's primary benchmark.  The second benchmark in the table is the Fund's secondary benchmark. The Equity Income Linked Benchmark represents the returns of the Russell 1000® Index through September 30, 2019 and the returns of the Russell 1000® Value Index thereafter and is included because RIM changed the Fund's primary benchmark from the Russell 1000® Index to the Russell 1000® Value Index on October 1, 2019. The Equity Income Linked Benchmark provides a means to compare the Fund's average annual returns to a secondary benchmark that RIM believes is representative of the investment strategies pursued by the Fund taking into account historical changes in the Fund's benchmark and investment strategies. RIM assesses the Fund's performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	7.58%	9.21%	10.33%
Return Before Taxes, Class C	13.32%	9.69%	10.16%
Return Before Taxes, Class M	14.51%	10.84%	11.30%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	14.65%	11.00%	11.47%
Return Before Taxes, Class S	14.51%	10.84%	11.30%
Return After Taxes on Distributions, Class S	10.87%	7.32%	7.82%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	11.12%	8.03%	8.22%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Equity Income Linked Benchmark (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	11.44%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Barrow, Hanley, Mewhinney & Strauss, LLC	●Brandywine Global Investment Management, LLC
Portfolio Managers
Megan Roach, Senior Director, Co-Head of Equity Portfolio Management, and Nick Haupt, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since March 2019 and Mr. Haupt has managed the Fund since April 2022.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Sustainable Aware Equity Fund
(Effective on or about March 24, 2026, the Fund will be renamed the Sustainable Equity Fund and will change certain of its investment strategies. In connection with these changes, the Fund will: (i) change its non-fundamental 80% investment policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities that Russell Investment Management, LLC (“RIM”), the Fund’s adviser, considers to be sustainable; (ii) change its principal investment strategies to (x) invest in equity securities of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner, (y) incorporate new environmental, social and governance related sustainability goals and (z) no longer employ long-short equity strategies pursuant to which it enters into short sales; (iii) change its primary benchmark from the Russell 1000® Index to the MSCI ACWI Index; (iv) change its portfolio managers; and (v) change its money managers to engage money managers that focus on sustainability issues.)
Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares and Dividend and Interest Expenses on Short Sales of 0.15%)	0.55%	0.80%	0.55%	0.40%	0.55%	0.35%
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%	0.95%	1.10%	0.90%
Less Fee Waivers and Expense Reimbursements	(0.05)%	(0.05)%	(0.15)%	(0.07)%	(0.09)%	(0.05)%
Net Annual Fund Operating Expenses	1.30%	2.05%	0.95%	0.88%	1.01%	0.85%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.70% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, foreign tax reclaim related expenses, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares, 0.04% of its transfer agency fees for Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class M and Class R6 Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)* Effective on or About March 24, 2026:
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.50%	0.75%	0.50%	0.35%	0.50%	0.30%
Total Annual Fund Operating Expenses	1.30%	2.05%	1.05%	0.90%	1.05%	0.85%
Less Fee Waivers and Expense Reimbursements	(0.15)%	(0.15)%	(0.25)%	(0.17)%	(0.19)%	(0.15)%
Net Annual Fund Operating Expenses	1.15%	1.90%	0.80%	0.73%	0.86%	0.70%
*
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.70% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, foreign tax reclaim related expenses, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares, 0.04% of its transfer agency fees for Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class M and Class R6 Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect expenses expected to be incurred by the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$700	$208	$97	$90	$103	$87
3 Years	$973	$653	$335	$296	$341	$282
5 Years	$1,267	$1,124	$592	$519	$597	$494
10 Years	$2,101	$2,427	$1,327	$1,160	$1,332	$1,103
Example Effective On or About March 24, 2026:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$685	$193	$82	$75	$88	$72
3 Years	$949	$628	$309	$270	$315	$256
5 Years	$1,233	$1,090	$555	$482	$561	$457
10 Years	$2,040	$2,367	$1,260	$1,092	$1,265	$1,035

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund defines large and medium capitalization companies as those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts. The Fund pursues a “sustainable” investment strategy that takes into account environmental, social and governance (“ESG”) considerations. In particular, the Fund's investment strategy seeks to tilt the portfolio toward companies that are expected to contribute to, and benefit from, a transition to a low carbon emission producing economy and away from companies with the greatest exposure to potential negative impacts of such a transition. The Fund's sustainability goals are combined in RIM’s proprietary portfolio construction process, which identifies the combination of securities that best achieves the sustainability goals while minimizing transaction costs and deviation from the money managers’ security selection. The Fund may employ long-short equity strategies pursuant to which it sells securities short.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented and/or defensive) multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Investment Strategies of the Fund Effective On or About March 24, 2026:
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities that Russell Investment Management, LLC (“RIM”), the Fund’s adviser, considers to be sustainable. RIM considers an equity security to be sustainable if it has either (i) lower carbon intensity (defined as Scope 1 and 2 emissions / company sales) than the weighted average carbon intensity (“WACI”) of the securities in the MSCI ACWI Index, the Fund’s primary index, or (ii) a Morningstar Sustainalytics ESG Risk Rating of “medium,” “low” or “negligible.” WACI measures a portfolio’s exposure to carbon intensive companies. Morningstar Sustainalytics’ ESG Risk Ratings assess the magnitude of a company’s unmanaged environmental, social and governance (“ESG”) risk, measured through evaluation of a set of material ESG issues based on both the company’s exposure to and management of those issues. The exposure dimension incorporates factors such as a company’s business model (including geographical aspects), financial strength and event history. The management dimension provides granularity to a company’s management strengths and weaknesses and assesses how well a company is managing the ESG risks it is exposed to. The exposure and management dimensions are placed side by side to determine unmanaged ESG risk and companies are assigned to one of five categories of unmanaged ESG risk ranging from negligible to severe.
The Fund pursues a “sustainable” investment strategy that takes into account ESG considerations. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., and in depositary receipts representing shares in such companies, in a globally diversified manner. A portion of the Fund’s securities are denominated in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI ACWI Index or with market capitalization within the capitalization range of the MSCI ACWI Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as futures contracts.
The Fund incorporates the following ESG-related sustainability goals into its portfolio construction process:
1. Reduction in carbon emissions in alignment with the Paris-Aligned Investment Initiative’s Net Zero Investment Framework (“PAII NZIF”).
PAII NZIF is a framework and set of reference targets which serve as a guide and accountability mechanism ensuring that the decarbonization of the Fund’s portfolio is consistent with a “Net Zero” pathway. Net Zero pathways refer to science-based emissions, technology, and/or investment trajectories that limit global average temperature rise with sufficiently high probability. RIM utilizes the PAII NZIF as its primary target-setting framework for measuring the Fund’s Net Zero alignment. The PAII NZIF includes guidance on how to assess the strength and maturity of a company’s Net Zero target and performance against six core criteria. RIM uses data from third-party climate-focused organizations to undertake this analysis. Using this data and proprietary modeling, RIM classifies each company in the Fund’s portfolio on a quarterly basis by Net Zero alignment status and monitors the Fund’s holdings to ensure that the Fund’s holdings meet specified Net Zero alignment targets. RIM also measures the Fund’s decarbonization trajectory by monitoring the weighted average carbon dioxide equivalent emissions of the Fund’s holdings to ensure that Fund-level emissions decrease in line with a specified carbon emissions reduction target.
2. Exclusion of companies with significant involvement in certain activities that are considered harmful to the environment and/or society.
RIM excludes the following industries and activities from investment by the Fund: controversial weapons and companies with a significant involvement with oil sands, arctic oil and gas, shale energy, thermal coal, tobacco, gambling, adult entertainment or palm oil. Investments in companies involved in these industries or activities will be excluded where their exposure to the industry or activity exceeds exposure limits determined by RIM. RIM uses data provided by a third-party data provider to assess whether a company's exposure to an industry or activity is above the designated exposure limits. RIM’s exposure limits are based on the percentage of revenue a company derives from the aforementioned industries and activities, with additional climate transition (i.e., transition to a low carbon emission producing economy) criteria applied to thermal coal.
3. The Fund will only invest in companies that follow good governance practices by international standards.
RIM utilizes the services of a third-party data provider to assist it in identifying companies that are aligned to the United Nations Global Compact Principles (“UNGC Principles”). These companies are deemed by RIM as having good governance practices and therefore investable by the Fund. An assessment of UNGC Principle alignment includes a holistic assessment of core metrics for measuring a company’s governance practices, including company responsibility, labor relations, company management and the severity of impacts on stakeholders and/or the environment. Companies deemed to not be aligned with the UNGC Principles are placed on the Fund’s exclusions list. If a company is identified by the third-party data provider as not being aligned with the UNGC Principles, the company may still be investable by the Fund if RIM determines that it does follow good governance practices despite this UNGC Principle assessment.

The Fund’s money managers have a focus on sustainability issues, such as climate transition, pollution and waste management and the reduction of greenhouse gas emissions.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Sustainable Investing Risk. Applying sustainability and ESG criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Investors may differ in their view of whether a particular investment fits within the sustainability criteria, and as a result, the Fund may invest in issuers that do not reflect the beliefs and/or values of any particular investor.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell.

The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Effective On or About March 24, 2026, Short Sales Risk Will No Longer Be a Principal Risk of Investing in the Fund.
Effective On or About March 24, 2026, Equity Securities Risk Will be Restated as Follows:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
Effective On or About March 24, 2026, the Following are Additional Principal Risks of Investing in the Fund:
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. On or about March 24, 2026, the Fund’s primary benchmark will change from the Russell 1000® Index to the MSCI ACWI Index as RIM believes the MSCI ACWI Index better represents the global securities markets in which the Fund will invest. The second benchmark in the table is the Fund's secondary benchmark.  The Sustainable Aware Equity Linked Benchmark represents the returns of the Russell 1000® Defensive Index through December 31, 2020 and the returns of the Russell 1000® Index thereafter and is included because RIM changed the Fund's primary benchmark from the Russell 1000® Defensive Index to the Russell 1000® Index on January 1, 2021. The Sustainable Aware Equity Linked Benchmark provides a means to compare the Fund's average annual returns to a secondary benchmark that RIM believes is representative of the investment strategies pursued by the Fund, taking into account historical changes in the Fund's benchmark and investment strategies. RIM assesses the Fund's performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	5.31%	9.24%	10.97%
Return Before Taxes, Class C	10.91%	9.71%	10.79%
Return Before Taxes, Class M	12.06%	10.86%	11.94%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	12.23%	11.03%	12.12%
Return Before Taxes, Class S	12.06%	10.86%	11.94%
Return After Taxes on Distributions, Class S	8.63%	7.36%	8.71%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	9.37%	7.90%	8.91%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Sustainable Aware Equity Linked Benchmark (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.07%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Beutel, Goodman & Company Ltd.	●Mar Vista Investment Partners, LLC
●Jacobs Levy Equity Management, Inc.	●Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (formerly, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust)
The Fund's Money Managers On or About March 24, 2026:
●Lazard Asset Management LLC	●Pzena Investment Management, LLC
●Mirova US LLC	●Wellington Management Company LLP
Portfolio Managers
Megan Roach, Senior Director, Co-Head of Equity Portfolio Management, and Nick Haupt, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since February 2017 and Mr. Haupt has managed the Fund since March 2021.
The Fund's Portfolio Managers On or About March 24, 2026:
Andreas Koester, Portfolio Manager, Equity, and Kris Tomasovic Nelson, Senior Director, Global Head of Sustainable Investing Management, have primary responsibility for the management of the Fund. Mr. Koester and Ms. Tomasovic Nelson have managed the Fund since March 2026.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
U.S. Strategic Equity Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares and Dividend and Interest Expenses on Short Sales of 0.09%)	0.38%	0.63%	0.38%	0.23%	0.38%	0.18%
Total Annual Fund Operating Expenses	1.18%	1.93%	0.93%	0.78%	0.93%	0.73%
Less Fee Waivers and Expense Reimbursements	(0.10)%	(0.10)%	(0.20)%	(0.10)%	(0.10)%	(0.08)%
Net Annual Fund Operating Expenses	1.08%	1.83%	0.73%	0.68%	0.83%	0.65%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.47%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.12% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class A, Class C, Class R6 and Class S Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class R6 Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$679	$186	$75	$69	$85	$66
3 Years	$919	$596	$276	$239	$286	$225
5 Years	$1,178	$1,033	$495	$423	$505	$398
10 Years	$1,916	$2,246	$1,125	$957	$1,134	$899
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund invests principally in common stocks of medium and large capitalization U.S. companies. The Fund defines large and medium capitalization companies as those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. The Fund may employ long-short equity strategies pursuant to which it sells securities short. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts.  In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance.

After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	7.98%	9.24%	11.65%
Return Before Taxes, Class C	13.73%	9.70%	11.47%
Return Before Taxes, Class M	15.01%	10.94%	12.69%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	15.10%	10.98%	12.70%
Return Before Taxes, Class S	14.86%	10.82%	12.59%
Return After Taxes on Distributions, Class S	11.82%	8.73%	10.38%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	10.83%	8.24%	9.72%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Brandywine Global Investment Management, LLC	●J.P. Morgan Investment Management Inc.
●Jacobs Levy Equity Management, Inc.	●William Blair Investment Management, LLC
Portfolio Managers
Megan Roach, Senior Director, Co-Head of Equity Portfolio Management, and Nick Haupt, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since March 2019 and Mr. Haupt has managed the Fund since April 2022.

Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
U.S. Small Cap Equity Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares and Dividend and Interest Expenses on Short Sales of 0.07%)	0.41%	0.66%	0.41%	0.26%	0.41%	0.21%
Total Annual Fund Operating Expenses	1.36%	2.11%	1.11%	0.96%	1.11%	0.91%
Less Fee Waivers and Expense Reimbursements	0.00%	0.00%	(0.14)%	(0.02)%	(0.04)%	0.00%
Net Annual Fund Operating Expenses	1.36%	2.11%	0.97%	0.94%	1.07%	0.91%
#
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.14% of its transfer agency fees for Class M Shares, 0.04% of its transfer agency fees for Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$706	$214	$99	$96	$109	$93
3 Years	$981	$661	$339	$304	$349	$290
5 Years	$1,277	$1,134	$598	$529	$608	$504
10 Years	$2,116	$2,441	$1,339	$1,176	$1,348	$1,120
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund invests principally in common stocks of small capitalization U.S. companies, some of which are also considered micro capitalization U.S. companies. The Fund defines small capitalization companies as those companies represented by the Russell 2000® Index or with market capitalization within the capitalization range of the Russell 2000® Index. The Fund may employ long-short equity strategies pursuant to which it sells securities short. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts.  In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. The Fund employs discretionary and non-discretionary money managers. The Fund's discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund's non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and micro capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and micro capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Micro capitalization company stocks are also more likely to suffer from significantly diminished market liquidity.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	2.16%	5.60%	8.26%
Return Before Taxes, Class C	7.63%	6.07%	8.09%
Return Before Taxes, Class M	8.86%	7.28%	9.31%
Return Before Taxes, Class R6	8.91%	7.32%	9.36%
Return Before Taxes, Class Y	8.92%	7.34%	9.39%
Return Before Taxes, Class S	8.72%	7.17%	9.21%
Return After Taxes on Distributions, Class S	6.79%	4.10%	6.68%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	6.55%	4.92%	6.75%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Ancora Advisors, LLC	●Jacobs Levy Equity Management, Inc.
●Boston Partners Global Investors, Inc.	●Lord, Abbett & Co. LLC
●Calamos Advisors LLC	●Penn Capital Management Company, LLC
●Copeland Capital Management, LLC	●Ranger Investment Management, L.P.
●DePrince, Race & Zollo, Inc.
Although all of the Fund’s money managers are listed above, RIM may not have allocated assets to the strategies employed by one or more of these money managers.
Portfolio Managers
Megan Roach, Senior Director, Co-Head of Equity Portfolio Management, and Nick Haupt, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since March 2015 and Mr. Haupt has managed the Fund since December 2023.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Multifactor International Equity Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.52%	0.77%	0.52%	0.37%	0.52%	0.32%
Total Annual Fund Operating Expenses	1.22%	1.97%	0.97%	0.82%	0.97%	0.77%
Less Fee Waivers and Expense Reimbursements	(0.03)%	(0.03)%	(0.18)%	(0.05)%	(0.03)%	(0.03)%
Net Annual Fund Operating Expenses	1.19%	1.94%	0.79%	0.77%	0.94%	0.74%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.64% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, foreign tax reclaim related expenses, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.15% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class A and Class C Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect expenses expected to be incurred by the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$689	$197	$81	$79	$96	$76
3 Years	$937	$615	$291	$257	$306	$243
5 Years	$1,204	$1,060	$519	$450	$533	$425
10 Years	$1,965	$2,293	$1,173	$1,009	$1,187	$951
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in equity securities, including common stocks issued by companies economically tied to or located in developed market countries, other than the U.S. and in depositary receipts representing shares in such companies. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI World ex USA Index or with market capitalization within the capitalization range of the MSCI World ex USA Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts.
Russell Investment Management, LLC (“RIM”) seeks to achieve the Fund’s investment objective by managing the Fund’s overall exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry,  sector, region, defensive or dynamic). The Fund’s exposures are monitored and analyzed relative to the MSCI World ex USA Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the MSCI World ex USA Index over the short, intermediate or long term. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. After RIM has determined the Fund’s desired exposures, RIM identifies baskets of stocks and determines their weights within the Fund in order to reflect those desired exposures. These baskets are generally comprised of stocks included in the MSCI World ex USA Index but may include or be entirely comprised of stocks not included in the MSCI World ex USA Index. The baskets are derived from various indexes, quantitative tools and/or rules-based processes designed to achieve desired exposures. RIM may also invest in index futures, index put or call options, currency forwards or exchange traded funds as a substitute for the purchase of stocks to achieve desired exposures, in pursuit of the Fund’s investment objective or for hedging purposes. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Fund may underperform. The baskets of securities or instruments selected for the Fund’s portfolio may not perform as RIM expects and security or instrument selection risk may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess the Fund’s portfolio characteristics and it is possible that its judgments regarding the Fund’s exposures may be incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models) may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  Effective January 1, 2018, RIM changed the Fund’s primary benchmark from the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI World ex USA Index (net of tax on dividends from foreign holdings). The Multifactor International Equity Linked Benchmark represents the returns of the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) through December 31, 2017 and the returns of the MSCI World ex USA Index (net of tax on dividends from foreign holdings) thereafter. The Multifactor International Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. RIM assesses the Fund's performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	N/A	N/A	N/A
Return Before Taxes, Class C	N/A	N/A	N/A
Return Before Taxes, Class M	30.94%	9.59%	7.60%
Return Before Taxes, Class R6	31.04%	9.64%	7.64%
Return Before Taxes, Class Y	31.06%	9.67%	7.66%
Return Before Taxes, Class S	30.87%	9.43%	7.45%
Return After Taxes on Distributions, Class S	30.13%	8.69%	6.90%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	18.59%	7.46%	6.10%
MSCI World ex USA Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	31.85%	9.46%	8.55%
Multifactor International Equity Linked Benchmark (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	31.85%	9.46%	8.57%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund’s investment adviser is RIM.
Portfolio Managers
Nick Zylkowski, Managing Director, Co-Head of Customized Portfolio Solutions, Jordan McCall, Director, Senior Portfolio Manager, Equity, and Andrew Zenonos, Portfolio Manager, Customized Portfolio Solutions, have primary responsibility for the management of the Fund. Mr. Zylkowski has managed the Fund since March 2019, Mr. McCall has managed the Fund since March 2021 and Mr. Zenonos has managed the Fund since December 2023.

Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
International Developed Markets Fund
Investment Objective (Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.33%	0.58%	0.33%	0.18%	0.33%	0.13%
Total Annual Fund Operating Expenses	1.28%	2.03%	1.03%	0.88%	1.03%	0.83%
Less Fee Waivers and Expense Reimbursements	(0.02)%	(0.02)%	(0.16)%	(0.04)%	(0.06)%	(0.02)%
Net Annual Fund Operating Expenses	1.26%	2.01%	0.87%	0.84%	0.97%	0.81%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive 0.02% of its advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.14% of its transfer agency fees for Class M Shares, 0.04% of its transfer agency fees for Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Other Expenses” for Class R6 Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$696	$204	$89	$86	$99	$83
3 Years	$956	$635	$312	$277	$322	$263
5 Years	$1,235	$1,091	$553	$484	$563	$459
10 Years	$2,030	$2,357	$1,245	$1,081	$1,254	$1,023
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in companies that are located in countries (other than the U.S.) with developed markets or that are economically tied to such countries. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies incorporated in developed markets outside the U.S. and in depositary receipts. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI World ex USA Index or with market capitalization within the capitalization range of the MSCI World ex USA Index. In determining if a security is economically tied to or located in a developed market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. or “country of incorporation” of the issuer, respectively.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.

For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.

●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the

Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  Effective January 1, 2018, RIM changed the Fund’s primary benchmark from the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI World ex USA Index (net of tax on dividends from foreign holdings). The International Developed Markets Linked Benchmark represents the returns of the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) through December 31, 2017, and the returns of the MSCI World ex USA Index (net of tax on dividends from foreign holdings) thereafter. The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	20.88%	6.91%	6.59%
Return Before Taxes, Class C	27.29%	7.37%	6.42%
Return Before Taxes, Class M	28.73%	8.60%	7.63%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	28.81%	8.67%	7.70%
Return Before Taxes, Class S	28.61%	8.50%	7.53%
Return After Taxes on Distributions, Class S	26.63%	7.85%	6.90%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	18.49%	6.83%	6.14%
MSCI World ex USA Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	31.85%	9.46%	8.55%
International Developed Markets Linked Benchmark (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	31.85%	9.46%	8.57%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Intermede Investment Partners Limited and Intermede Global Partners Inc.	●Wellington Management Company LLP
●Pzena Investment Management, LLC
Portfolio Managers
Jon Eggins, Managing Director, Co-Head of Portfolio Management, and Jordan McCall, Director, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since February 2015 and Mr. McCall has managed the Fund since April 2022.

Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Global Equity Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.30%	0.55%	0.30%	0.15%	0.30%	0.10%
Total Annual Fund Operating Expenses	1.26%	2.01%	1.01%	0.86%	1.01%	0.81%
Less Fee Waivers and Expense Reimbursements	(0.03)%	(0.03)%	(0.13)%	(0.05)%	(0.03)%	(0.03)%
Net Annual Fund Operating Expenses	1.23%	1.98%	0.88%	0.81%	0.98%	0.78%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.68%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Other Expenses” for Class R6 Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$693	$201	$90	$83	$100	$80
3 Years	$949	$628	$309	$269	$319	$256
5 Years	$1,224	$1,080	$545	$472	$555	$447
10 Years	$2,008	$2,335	$1,224	$1,056	$1,234	$999
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., and in depositary receipts representing shares in such companies, in a globally diversified manner. A portion of the Fund’s securities are denominated in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI World Index or with market capitalization within the capitalization range of the MSCI World Index.The Fund may employ long-short strategies pursuant to which it gains exposure to a portfolio of long and short equity securities through derivative positions. The Fund may also purchase equity securities to implement its long-short strategies.  Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as futures contracts.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund’s cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.

●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Short Positions Risk. The Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. Short positions may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short positions have the potential for unlimited loss.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. Effective January 1, 2018, RIM changed the Fund’s primary benchmark from the Russell Developed Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI World Index (net of tax on dividends from foreign holdings). The Global Equity Linked Benchmark represents the returns of the Russell Developed Large Cap Index (net of tax on dividends from foreign holdings) through December 31, 2017, and the returns of the MSCI World Index (net of tax on dividends from foreign holdings) thereafter. The Global Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	14.07%	10.39%	10.78%
Return Before Taxes, Class C	20.16%	10.86%	10.61%
Return Before Taxes, Class M	21.44%	12.09%	11.83%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	21.55%	12.18%	11.94%
Return Before Taxes, Class S	21.22%	11.96%	11.72%
Return After Taxes on Distributions, Class S	18.77%	10.60%	9.15%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	13.99%	9.31%	8.78%
MSCI World Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	21.09%	12.15%	12.17%
Global Equity Linked Benchmark (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	21.09%	12.15%	12.20%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Algert Global LLC	●Sanders Capital, LLC
●Intermede Investment Partners Limited and Intermede Global Partners Inc.	●Wellington Management Company LLP
Portfolio Managers
Jon Eggins, Managing Director, Co-Head of Portfolio Management, and Jordan McCall, Director, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since February 2015 and Mr. McCall has managed the Fund since November 2021.

Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Emerging Markets Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.36%	0.61%	0.36%	0.21%	0.36%	0.16%
Total Annual Fund Operating Expenses	1.54%	2.29%	1.29%	1.14%	1.29%	1.09%
Less Fee Waivers and Expense Reimbursements	(0.12)%	(0.12)%	(0.22)%	(0.12)%	(0.12)%	(0.10)%
Net Annual Fund Operating Expenses	1.42%	2.17%	1.07%	1.02%	1.17%	0.99%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.83%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.12% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class A, Class C, Class R6 and Class S Shares. These waivers may not be terminated during the relevant period except with Board approval.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$711	$220	$109	$104	$119	$101
3 Years	$1,022	$704	$387	$350	$397	$337
5 Years	$1,355	$1,214	$686	$616	$696	$591
10 Years	$2,294	$2,616	$1,537	$1,375	$1,546	$1,320
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in emerging market companies. The Fund principally invests in equity securities, including common stocks and preferred stocks, of companies economically tied to emerging market countries and in depositary receipts representing shares in such companies. These companies are referred to as “emerging market companies.” The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund invests in large, medium and small capitalization companies. A portion of the Fund’s net assets may be “illiquid” investments. In determining if a security is economically tied to an emerging market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may invest in other investment companies and pooled investment vehicles. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.

●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

●
Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the

Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. Effective January 1, 2018, RIM changed the Fund’s primary benchmark from the Russell Emerging Markets Index (net of tax on dividends from foreign holdings) to the MSCI Emerging Markets Index (net of tax on dividends from foreign holdings). The Emerging Markets Linked Benchmark represents the returns of the Russell Emerging Markets Index (net of tax on dividends from foreign holdings) through December 31, 2017, and the returns of the MSCI Emerging Markets Index (net of tax on dividends from foreign holdings) thereafter. The Emerging Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	26.05%	2.67%	6.37%
Return Before Taxes, Class C	32.67%	3.12%	6.20%
Return Before Taxes, Class M	34.10%	4.26%	7.36%
Return Before Taxes, Class R6	34.20%	4.31%	7.44%
Return Before Taxes, Class Y	34.23%	4.34%	7.46%
Return Before Taxes, Class S	34.00%	4.16%	7.27%
Return After Taxes on Distributions, Class S	33.65%	3.66%	6.88%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	20.83%	3.59%	6.15%
MSCI Emerging Markets Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	33.57%	4.20%	8.42%
Emerging Markets Linked Benchmark (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	33.57%	4.20%	8.24%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Axiom Investors LLC	●Oaktree Fund Advisors, LLC
●Barrow, Hanley, Mcwhinney & Strauss, LLC	●Pzena Investment Management, LLC
●Numeric Investors LLC	●Sands Capital Management, LLC
Portfolio Manager
Soeren Soerensen, Senior Portfolio Manager, Equity, has primary responsibility for the management of the Fund. Mr. Soerensen has managed the Fund since June 2019.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Tax-Managed U.S. Large Cap Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth on an after-tax basis.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	S
Advisory Fee	0.63%	0.63%	0.63%	0.63%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.27%	0.52%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.15%	1.90%	0.90%	0.90%
Less Fee Waivers and Expense Reimbursements	0.00%	0.00%	(0.10)%	0.00%
Net Annual Fund Operating Expenses	1.15%	1.90%	0.80%	0.90%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.65%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares. This waiver may not be terminated during the relevant period except with Board approval.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Share Classes
	A	C	M	S
1 Year	$685	$193	$82	$92
3 Years	$919	$597	$277	$287
5 Years	$1,172	$1,026	$489	$498
10 Years	$1,892	$2,222	$1,099	$1,108
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in large capitalization companies economically tied to the U.S. The Fund invests principally in common stocks of large capitalization U.S. companies. The Fund defines large capitalization companies as those companies represented by the S&P 500® Index or with market capitalization within the capitalization range of the S&P 500® Index. In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.   The Fund seeks to realize capital growth while considering shareholder tax consequences arising from its portfolio management activities. The Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if the Fund believes it is appropriate in that case to do so or as a result of redemption activity.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value and market-oriented) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions.
●
Tax-Sensitive Management. Tax-managed strategies may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed. Money managers with distinct and different investment approaches are selected in an attempt to reduce overlap in holdings across money managers and reduce the instance of wash sales. To the extent that wash sales occur from time to time, the ability of the Fund to achieve its investment objective may be impacted. Unexpected large redemptions could require the Fund to sell portfolio securities resulting in its realization of net capital gains.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.

●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Information Technology Sector Risk. To the extent that the Fund invests significantly in the information technology sector, the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	7.61%	10.12%	11.64%
Return Before Taxes, Class C	13.32%	10.60%	11.46%
Return Before Taxes, Class M	14.57%	11.82%	12.68%
Return Before Taxes, Class S	14.46%	11.71%	12.58%
Return After Taxes on Distributions, Class S	14.34%	11.59%	12.42%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	8.64%	9.33%	10.50%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
S&P® is a registered trademark of Standard & Poor's Financial Services LLC.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Brandywine Global Investment Management, LLC	●J.P. Morgan Investment Management Inc.
●Jacobs Levy Equity Management, Inc.	●William Blair Investment Management, LLC

Portfolio Managers
Megan Roach, Senior Director, Co-Head of Equity Portfolio Management, and Nick Haupt, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since March 2019 and Mr. Haupt has managed the Fund since April 2022.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Tax-Managed U.S. Mid & Small Cap Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth on an after-tax basis.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	S
Advisory Fee	0.96%	0.96%	0.96%	0.96%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.30%	0.55%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.51%	2.26%	1.26%	1.26%
Less Fee Waivers and Expense Reimbursements	(0.02)%	(0.05)%	(0.15)%	(0.05)%
Net Annual Fund Operating Expenses	1.49%	2.21%	1.11%	1.21%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.96%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.15% of its transfer agency fees for Class M Shares, 0.05% of its transfer agency fees for Class C and Class S Shares, and 0.02% of its transfer agency fees for Class A Shares. These waivers may not be terminated during the relevant period except with Board approval.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	S
1 Year	$718	$224	$113	$123
3 Years	$1,023	$702	$385	$395
5 Years	$1,350	$1,205	$677	$687
10 Years	$2,271	$2,591	$1,509	$1,518
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in medium and small capitalization companies economically tied to the U.S. The Fund invests principally in common stocks of medium and small capitalization U.S. companies. The Fund defines medium and small capitalization companies as those companies represented by the Russell 2500™ Index or with market capitalization within the capitalization range of the Russell 2500™ Index. In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. The Fund seeks to realize capital growth while considering shareholder tax consequences arising from its portfolio management activities. The Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if the Fund believes it is most appropriate in that case to do so or as a result of redemption activity.

Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Tax-Sensitive Management. Tax-managed strategies may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed. Money managers with distinct and different investment approaches are selected in an attempt to reduce overlap in holdings across money managers and reduce the instance of wash sales. To the extent that wash sales occur from time to time, the ability of the Fund to achieve its investment objective may be impacted. Unexpected large redemptions could require the Fund to sell portfolio securities resulting in its realization of net capital gains.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(1.08)%	3.48%	7.23%
Return Before Taxes, Class C	4.22%	3.96%	7.09%
Return Before Taxes, Class M	5.38%	5.10%	8.27%
Return Before Taxes, Class S	5.24%	5.00%	8.17%
Return After Taxes on Distributions, Class S	5.13%	4.92%	8.10%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	3.19%	3.89%	6.67%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)	11.91%	7.26%	10.40%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Ancora Advisors, LLC	●Penn Capital Management Company, LLC
●Copeland Capital Management, LLC	●Polen Capital Management, LLC
●DePrince, Race & Zollo, Inc.	●Royce & Associates, LP
●Lord, Abbett & Co. LLC	●Summit Creek Advisors, LLC

Portfolio Managers
Megan Roach, Senior Director, Co-Head of Equity Portfolio Management, and Nick Haupt, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since March 2015 and Mr. Haupt has managed the Fund since December 2023.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Tax-Managed International Equity Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long-term capital growth on an after-tax basis.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	S
Advisory Fee	0.81%	0.81%	0.81%	0.81%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.30%	0.55%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.36%	2.11%	1.11%	1.11%
Less Fee Waivers and Expense Reimbursements	(0.07)%	(0.07)%	(0.17)%	(0.07)%
Net Annual Fund Operating Expenses	1.29%	2.04%	0.94%	1.04%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.74%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares. This waiver may not be terminated during the relevant period except with Board approval.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Share Classes
	A	C	M	S
1 Year	$699	$207	$96	$106
3 Years	$974	$654	$336	$346
5 Years	$1,271	$1,128	$595	$605
10 Years	$2,110	$2,436	$1,336	$1,345
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in equity securities issued by companies economically tied to non-U.S. countries, including emerging market countries. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as futures contracts. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund’s investments span most of the developed nations of the world to maintain a high degree of diversification among countries and currencies. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in equity securities economically tied to non-U.S. countries. The Fund may also invest in equity securities of U.S. companies. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI ACWI ex USA Index or with market capitalization within the capitalization range of the MSCI ACWI ex USA Index. The Fund seeks to realize capital growth while considering shareholder tax consequences arising from the Fund’s portfolio management activities. The Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if the Fund believes it is most appropriate in that case to do so or as a result of redemption activity.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include futures contracts and forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts or currency futures contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Tax-Sensitive Management. Tax-managed strategies may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed. Money managers with distinct and different investment approaches are selected in an attempt to reduce overlap in holdings across money managers and reduce the instance of wash sales. To the extent that wash sales occur from time to time, the ability of the Fund to achieve its investment objective may be impacted. Unexpected large redemptions could require the Fund to sell portfolio securities resulting in its realization of net capital gains.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. Effective January 1, 2018, RIM changed the Fund’s primary benchmark from the Russell Global ex-US Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings). The Tax-Managed International Equity Linked Benchmark represents the returns of the Russell Global ex-US Large Cap Index (net of tax on dividends from foreign holdings) through December 31, 2017 and the returns of the MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings) thereafter. The Tax-Managed International Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	22.65%	5.21%	6.30%
Return Before Taxes, Class C	29.19%	5.68%	6.13%
Return Before Taxes, Class M	30.67%	6.85%	7.30%
Return Before Taxes, Class S	30.52%	6.74%	7.20%
Return After Taxes on Distributions, Class S	30.15%	6.62%	7.06%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	18.79%	5.56%	6.07%
MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	32.39%	7.91%	8.41%
Tax-Managed International Equity Linked Benchmark (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	32.39%	7.91%	8.42%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Intermede Investment Partners Limited and Intermede Global Partners Inc.	●RWC Asset Advisors (US) LLC
●Oaktree Fund Advisors, LLC	●Wellington Management Company LLP
●Pzena Investment Management, LLC
Portfolio Managers
Jon Eggins, Senior Director, Co-Head of Portfolio Management, and Jordan McCall, Director, Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since the Fund’s inception and Mr. McCall has managed the Fund since November 2021.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Tax-Managed Real Assets Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth on an after-tax basis.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	S
Advisory Fee	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.31%	0.56%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.41%	2.16%	1.16%	1.16%
Less Fee Waivers and Expense Reimbursements	(0.09)%	(0.09)%	(0.19)%	(0.09)%
Net Annual Fund Operating Expenses	1.32%	2.07%	0.97%	1.07%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.76%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares. This waiver may not be terminated during the relevant period except with Board approval.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	S
1 Year	$702	$210	$99	$109
3 Years	$987	$667	$350	$360
5 Years	$1,294	$1,151	$620	$630
10 Years	$2,161	$2,486	$1,392	$1,401
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in investments related to real assets and real asset companies. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. The Fund considers an investment to be related to real assets or a real asset company if it is included in the Global Industry Classification Standard (“GICS”) real estate sector or one of the following GICS sub-industries: Agricultural & Farm Machinery, Agricultural Products & Services, Airport Services, Aluminum, Building Products, Cable & Satellite, Coal & Consumable Fuels, Construction & Engineering, Copper, Data Center REITs, Diversified Chemicals, Diversified Metals & Mining, Diversified REITs, Electric Utilities, Electrical Components & Equipment, Environmental & Facilities Services, Fertilizers & Agricultural Chemicals, Forest Products, Gas Utilities, Gold, Health Care REITs, Heavy Electrical Equipment, Highways & Railtracks, Hotel & Resort REITs, Independent Power Producers & Energy Traders, Industrial Conglomerates, Industrial Gases, Industrial REITs, Integrated Oil & Gas, Integrated Telecommunication Services, Internet Services & Infrastructure, Marine Ports & Services, Multi-Family Residential REITs, Multi-Utilities, Office REITs, Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil & Gas Exploration & Production, Oil & Gas Refining & Marketing, Oil & Gas Storage & Transportation, Other Specialized REITs, Packaged Foods & Meats, Paper & Plastic Packaging Products & Materials, Paper Products, Precious Metals & Minerals, Rail Transportation, Real Estate Development, Renewable Electricity, Retail REITs, Self Storage REITs, Semiconductor Materials & Equipment, Semiconductors, Single-Family Residential REITs, Specialty Chemicals, Steel, Telecom Tower REITs, Timber REITs or Water Utilities. In an effort to provide equity-like returns over a market cycle while mitigating downside risk relative to equities, Russell Investment Management, LLC (“RIM”) allocates the Fund’s assets globally across the real assets group of industries, focusing on real estate, infrastructure and natural resources. RIM intends to shift the Fund’s assets within the real assets group of industries based on RIM’s outlook on the business and economic cycle, relative market valuations and market sentiment. The Fund seeks to realize capital growth while considering shareholder tax consequences arising from its portfolio management activities. The Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if the Fund believes it is appropriate in that case to do so or as a result of redemption activity.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-asset, multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the Fund's cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and swaps.
The Fund may invest in equity securities issued by U.S. and non-U.S. (i) real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities; (ii) infrastructure companies, which are companies that are engaged in the infrastructure business; and (iii) natural resources and natural resources-related companies. The Fund will concentrate its investments in equity securities of companies in the real assets group of industries. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.

Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Tax-Sensitive Management. Tax-managed strategies may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed. Money managers with distinct and different investment approaches are selected in an attempt to reduce overlap in holdings across money managers and reduce the instance of wash sales. To the extent that wash sales occur from time to time, the ability of the Fund to achieve its investment objective may be impacted. Unexpected large redemptions could require the Fund to sell portfolio securities resulting in its realization of net capital gains.
●
Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
●
Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
●
Natural Resources Risk. The Fund's investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
●
Industry Concentration Risk. By concentrating in certain industries, the Fund carries much greater risk of adverse developments in those industries than a fund that invests in a wide variety of industries.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to the Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of the Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. The Tax-Managed Real Assets Blended Benchmark consists of 40% FTSE Nareit Equity REIT Index, 30% S&P Global Infrastructure Index and 30% S&P Global Natural Resources Index. The Tax-Managed Real Assets Blended Benchmark provides a means to compare the Fund's average annual returns to a secondary benchmark that RIM believes is representative of the investment strategies pursued by the Fund. RIM assesses the Fund's performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	Since Inception (6/10/2019)
Return Before Taxes, Class A	6.99%	5.48%	5.81%
Return Before Taxes, Class C	12.80%	5.97%	5.98%
Return Before Taxes, Class M	14.00%	7.12%	7.15%
Return Before Taxes, Class S	13.87%	7.02%	7.04%
Return After Taxes on Distributions, Class S	12.87%	6.22%	6.31%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	8.61%	5.29%	5.38%
MSCI World Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	21.09%	12.15%	13.47%
Tax-Managed Real Assets Blended Benchmark (reflects no deduction for fees, expenses or taxes)	15.92%	9.13%	7.23%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●First Sentier Investors (Australia) IM Ltd	●RREEF America L.L.C., operating under the brand name DWS
●Grantham Mayo Van Otterloo & Co. LLC
Portfolio Manager
Patrick Nikodem, Director, Listed Real Assets, has primary responsibility for the management of the Fund. Mr. Nikodem has managed the Fund since June 2019.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Opportunistic Credit Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund's Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.36%	0.61%	0.36%	0.21%	0.36%	0.16%
Total Annual Fund Operating Expenses	1.19%	1.94%	0.94%	0.79%	0.94%	0.74%
Less Fee Waivers and Expense Reimbursements	(0.24)%	(0.24)%	(0.29)%	(0.14)%	(0.24)%	(0.12)%
Net Annual Fund Operating Expenses	0.95%	1.70%	0.65%	0.65%	0.70%	0.62%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.456%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.17% of its transfer agency fees for Class M Shares, 0.12% of its transfer agency fees for Class A, Class C and Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to adjust for waivers that were implemented during the fiscal period ended October 31, 2025 but did not reflect a full year of waiver.
“Other Expenses” for Class R6 Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$468	$173	$66	$66	$72	$63
3 Years	$716	$586	$271	$238	$276	$224
5 Years	$983	$1,025	$492	$425	$497	$400
10 Years	$1,744	$2,245	$1,128	$965	$1,133	$907
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in credit-related investments. Credit-related investments are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the holders the principal amount borrowed and generally to pay interest. The Fund considers credit-related investments to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund invests in various tactical global bond opportunities including high yield debt securities, emerging markets debt securities (including Brady Bonds), U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality (including emerging markets sovereign debt) and investment grade securities.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in mortgage-backed and asset-backed securities. The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in developed and emerging markets debt securities. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The Fund may invest in synthetic foreign fixed income securities, which may be referred to as local access products and participation notes. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include total return swaps, index credit default swaps and to be announced (“TBA”) securities. The Fund may also purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund may invest in convertible securities, including contingent convertible securities. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.

Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
●
Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
●
Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
●
Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.

●
Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that the Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
●
Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
●
Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
●
Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
●
Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. The Opportunistic Credit Linked Benchmark represents the returns of the Opportunistic Credit Blended Benchmark (a blended benchmark comprised of 60% ICE BofA Global High Yield Index (USD hedged) and 40% JP Morgan EMBI Global Diversified Index) through December 31, 2018 and the returns of the Opportunistic Credit Composite Index (a composite index comprised of 50% ICE BofA Developed Markets High Yield Constrained Index Hedged (USD hedged), 20% JP Morgan EMBI Global Diversified Index, 20% Bloomberg U.S. 1-3 Month Treasury Bill Index and 10% Bloomberg U.S. Corporate Index) thereafter and is included because RIM changed the Fund’s secondary benchmark from the Opportunistic Credit Blended Benchmark to the Opportunistic Credit Composite Index on January 1, 2019. The Opportunistic Credit Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that RIM believes is representative of the investment strategies pursued by the Fund, taking into account historical changes in the Fund's secondary benchmark and investment strategies. RIM assesses the Fund's performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	4.28%	2.26%	4.15%
Return Before Taxes, Class C	7.51%	2.25%	3.77%
Return Before Taxes, Class M	8.54%	3.33%	4.85%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	8.69%	3.38%	4.88%
Return Before Taxes, Class S	8.61%	3.29%	4.82%
Return After Taxes on Distributions, Class S	6.13%	1.23%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	5.06%	1.59%	2.78%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)	7.58%	0.06%	2.44%
Opportunistic Credit Linked Benchmark (reflects no deduction for fees, expenses or taxes)	8.64%	3.43%	5.33%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Barings LLC and Baring International Investment Limited	●Voya Investment Management Co. LLC
●Marathon Asset Management, L.P.
Portfolio Managers
Keith Brakebill, Senior Director, Co-Head of Fixed Income, Brian Pringle, Senior Director, Head of North America Fixed Income, and Riti Samanta, Senior Director, Co-Head of Fixed Income, have primary responsibility for the management of the Fund. Mr. Brakebill has managed the Fund since November 2025 and Mr. Pringle and Ms. Samanta have managed the Fund since January 2025.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Long Duration Bond Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.34%	0.59%	0.34%	0.19%	0.34%	0.14%
Total Annual Fund Operating Expenses	0.74%	1.49%	0.49%	0.34%	0.49%	0.29%
Less Fee Waivers and Expense Reimbursements	0.00%	0.00%	(0.15)%	(0.02)%	0.00%	0.00%
Net Annual Fund Operating Expenses	0.74%	1.49%	0.34%	0.32%	0.49%	0.29%
#
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.15% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class A, Class C and Class R6 Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Share Classes
	A	C	M	R6	S	Y
1 Year	$448	$152	$35	$33	$50	$30
3 Years	$603	$471	$142	$107	$157	$93
5 Years	$771	$813	$259	$189	$274	$163
10 Years	$1,259	$1,779	$601	$429	$616	$368
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
Russell Investment Management, LLC (“RIM”) seeks to achieve the Fund’s investment objective by managing the Fund’s overall exposures (such as duration, sector, industry, region, currency, credit quality, yield curve positioning or interest rates). The Fund’s exposures are monitored and analyzed relative to the ICE BofA 10-15 Year US Treasury Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the ICE BofA 10-15 Year US Treasury Index over the short, intermediate or long term. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. After RIM has determined the Fund’s desired exposures, RIM invests the Fund’s assets in a variety of instruments, including securities of issuers in a variety of sectors of the fixed income market and fixed income currency derivatives, in order to reflect those desired exposures.  RIM may replicate indexes or may utilize techniques such as optimization and/or substitution of index constituents to seek to efficiently gain desired portfolio exposures.
The Fund invests principally in long duration bonds and defines long duration as durations greater than 9 years. The Fund has no restrictions on individual security duration. The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio. The Fund may invest in fixed income securities issued or guaranteed by the U.S. government or by any U.S. government agency or instrumentality, municipal debt obligations, U.S. corporate debt securities and Yankee Bonds (dollar denominated obligations issued in the U.S. or by non-U.S. banks and corporations). The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The Fund may invest in mortgage related securities, including mortgage-backed securities. A portion of the Fund’s net assets may be illiquid. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including tax-free and indexed commercial paper. The Fund may also invest in variable master demand notes and stand-by-commitments. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts, to be announced (“TBA”) securities and swaps. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.

Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
U.S. Corporate Debt Securities Risk. Investments in U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Municipal Obligations. Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Fund may underperform. The baskets of securities or instruments selected for the Fund’s portfolio may not perform as RIM expects and security or instrument selection risk may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess the Fund’s portfolio characteristics and it is possible that its judgments regarding the Fund’s exposures may be incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.

●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models) may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
●
Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
●
Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
●
Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
●
Puts, Stand-by Commitments and Demand Notes. The ability of the Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

●
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
●
Model Asset Allocation Risk.  The Fund is intended to be purchased solely by investors who invest in the Fund pursuant to model asset allocations provided by Russell Investments.  The Fund is not intended for investment on a standalone basis.  RIM intends to manage the Fund in a manner consistent with the objectives of the model asset allocations and the Fund’s investment strategy may not be appropriate for investors that do not invest in the Fund pursuant to these models.  RIM’s management of the Fund consistent with the objectives of the model asset allocations may cause the Fund to underperform other funds with similar investment objectives and investment strategies.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class Y Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. The Long Duration Bond Linked Benchmark represents the returns of the Bloomberg Global Aggregate Bond Index through September 30, 2023 and the returns of the ICE BofA 10-15 Year US Treasury Index thereafter and is included as a means to compare the Fund’s average annual returns to a secondary benchmark that RIM believes is representative of the investment strategies pursued by the Fund, taking into account historical changes in the Fund’s benchmark and investment strategies. RIM assesses the Fund's performance relative to its secondary benchmark.

After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class Y Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Year	Since Inception (11/13/2019)
Return Before Taxes, Class A	N/A	N/A	N/A
Return Before Taxes, Class C	N/A	N/A	N/A
Return Before Taxes, Class M	7.43%	(0.88)%	0.50%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class S	7.27%	(0.94)%	0.45%
Return Before Taxes, Class Y	7.48%	(0.86)%	0.51%
Return After Taxes on Distributions, Class Y	5.90%	(2.57)%	(1.16)%
Return After Taxes on Distributions and Sale of Fund Shares, Class Y	4.41%	(1.36)%	(0.28)%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	0.98%
Long Duration Bond Linked Benchmark (reflects no deduction for fees, expenses or taxes)	7.70%	0.09%	1.02%
Management

Investment Adviser
The Fund’s investment adviser is RIM.
Portfolio Managers
Brian Pringle, Senior Director, Head of North America Fixed Income, and Riti Samanta, Senior Director, Co-Head of Fixed Income, have primary responsibility for the management of the Fund. Mr. Pringle has managed the Fund since January 2025 and Ms. Samanta has managed the Fund since December 2024.

Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Strategic Bond Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.30%	0.55%	0.30%	0.15%	0.30%	0.10%
Total Annual Fund Operating Expenses	0.93%	1.68%	0.68%	0.53%	0.68%	0.48%
Less Fee Waivers and Expense Reimbursements	(0.10)%	(0.10)%	(0.22)%	(0.08)%	(0.12)%	(0.06)%
Net Annual Fund Operating Expenses	0.83%	1.58%	0.46%	0.45%	0.56%	0.42%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.32%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.16% of its transfer agency fees for Class M Shares, 0.06% of its transfer agency fees for Class S Shares, 0.04% of its transfer agency fees for Class A and Class C Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund in which the Fund invests, including the U.S. Cash Management Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$457	$161	$47	$46	$57	$43
3 Years	$651	$520	$195	$162	$205	$148
5 Years	$861	$903	$357	$288	$367	$263
10 Years	$1,466	$1,979	$826	$657	$835	$598
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund may invest in mortgage related securities, including mortgage-backed securities. The Fund may also invest in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The duration of the Fund's portfolio will typically be within one year of the duration of the Bloomberg U.S. Aggregate Bond Index, but may vary up to two years from the Index's duration. The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts, to be announced (“TBA”) securities and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
U.S. and Non-U.S. Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell.

The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

●
Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
●
Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
●
Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
●
Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
●
Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
●
Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
●
Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	3.12%	(1.95)%	1.28%
Return Before Taxes, Class C	6.48%	(1.92)%	0.90%
Return Before Taxes, Class M	7.50%	(0.84)%	2.02%
Return Before Taxes, Class R6	7.63%	(0.82)%	2.05%
Return Before Taxes, Class Y	7.55%	(0.80)%	2.07%
Return Before Taxes, Class S	7.51%	(0.94)%	1.94%
Return After Taxes on Distributions, Class S	5.37%	(2.22)%	0.59%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	4.42%	(1.25)%	0.95%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Allspring Global Investments, LLC	●Schroder Investment Management North America Inc.
●RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited
Portfolio Managers
Keith Brakebill, Senior Director, Co-Head of Fixed Income, Brian Pringle, Senior Director, Head of North America Fixed Income, and Riti Samanta, Senior Director, Co-Head of Fixed Income, have primary responsibility for the management of the Fund. Mr. Brakebill has managed the Fund since November 2025 and Mr. Pringle and Ms. Samanta have managed the Fund since January 2025.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Investment Grade Bond Fund
Investment Objective (Fundamental)

The Fund seeks to provide current income and the preservation of capital.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.31%	0.56%	0.31%	0.16%	0.31%	0.11%
Total Annual Fund Operating Expenses	0.81%	1.56%	0.56%	0.41%	0.56%	0.36%
Less Fee Waivers and Expense Reimbursements	(0.01)%	(0.01)%	(0.15)%	(0.03)%	(0.05)%	(0.01)%
Net Annual Fund Operating Expenses	0.80%	1.55%	0.41%	0.38%	0.51%	0.35%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive 0.01% of its advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.14% of its transfer agency fees for Class M Shares, 0.04% of its transfer agency fees for Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund in which the Fund invests, including the U.S. Cash Management Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$454	$158	$42	$39	$52	$36
3 Years	$623	$492	$164	$129	$174	$115
5 Years	$807	$849	$298	$227	$308	$201
10 Years	$1,338	$1,856	$687	$515	$697	$455
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investment grade bonds. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund considers “investment grade” to mean either that a nationally recognized statistical rating organization has rated the securities Baa3 or BBB- (or the equivalent) or better or the securities have been determined to be of comparable quality.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund may invest in mortgage related securities, including mortgage-backed securities. The Fund may also invest in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund will invest principally in securities of “investment grade” quality at the time of purchase. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The duration of the Fund's portfolio will typically be within one year of the duration of the Bloomberg U.S. Aggregate Bond Index, but may vary up to two years from the Index's duration. The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may purchase loans and other direct indebtedness. The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts, to be announced (“TBA”) securities and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the

Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
●
Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
●
Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
●
Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
●
Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.

●
Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	2.93%	(1.86)%	1.15%
Return Before Taxes, Class C	6.15%	(1.83)%	0.78%
Return Before Taxes, Class M	7.43%	(0.70)%	1.92%
Return Before Taxes, Class R6	7.48%	(0.68)%	1.97%
Return Before Taxes, Class Y	7.47%	(0.65)%	1.99%
Return Before Taxes, Class S	7.27%	(0.81)%	1.83%
Return After Taxes on Distributions, Class S	5.10%	(2.16)%	0.45%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	4.28%	(1.18)%	0.83%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●MetLife Investment Management, LLC	●Schroder Investment Management North America Inc.
Portfolio Managers
Brian Pringle, Senior Director, Head of North America Fixed Income, and Riti Samanta, Senior Director, Co-Head of Fixed Income, have primary responsibility for the management of the Fund. Mr. Pringle and Ms. Samanta have managed the Fund since January 2025.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Short Duration Bond Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None
Maximum Deferred Sales Charge (Load)*	0.75%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.35%	0.60%	0.35%	0.20%	0.35%	0.15%
Total Annual Fund Operating Expenses	0.95%	1.70%	0.70%	0.55%	0.70%	0.50%
Less Fee Waivers and Expense Reimbursements	(0.18)%	(0.18)%	(0.23)%	(0.08)%	(0.18)%	(0.06)%
Net Annual Fund Operating Expenses	0.77%	1.52%	0.47%	0.47%	0.52%	0.44%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.292%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.17% of its transfer agency fees for Class M Shares, 0.12% of its transfer agency fees for Class A, Class C and Class S Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Share Classes
	A	C	M	R6	S	Y
1 Year	$327	$155	$48	$48	$53	$45
3 Years	$528	$518	$201	$168	$206	$154
5 Years	$745	$906	$367	$299	$372	$274
10 Years	$1,371	$1,994	$849	$682	$854	$622
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund invests principally in short duration bonds and defines short duration as a duration ranging from zero to three years. The Fund has no restrictions on individual security duration. The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio. The Fund may invest in mortgage related securities, including mortgage-backed securities. The Fund may also invest in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
●
Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.

●
Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
●
Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
●
Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
●
Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	2.97%	0.86%	1.77%
Return Before Taxes, Class C	4.80%	0.87%	1.39%
Return Before Taxes, Class M	5.96%	1.94%	2.46%
Return Before Taxes, Class R6	5.96%	1.94%	2.46%
Return Before Taxes, Class Y	5.94%	1.97%	2.49%
Return Before Taxes, Class S	5.92%	1.90%	2.42%
Return After Taxes on Distributions, Class S	3.85%	0.77%	1.42%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	3.47%	0.96%	1.42%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
ICE BofA 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)	5.11%	1.80%	1.85%

Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●MetLife Investment Management, LLC	●Scout Investments, Inc.
Portfolio Manager
Riti Samanta, Senior Director, Co-Head of Fixed Income, has primary responsibility for the management of the Fund. Ms. Samanta has managed the Fund since December 2024.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Tax-Exempt High Yield Bond Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide a high level of current income that is exempt from federal tax, and as a secondary objective, total return.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	S
Advisory Fee	0.47%	0.47%	0.47%	0.47%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.29%	0.54%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.01%	1.76%	0.76%	0.76%
Less Fee Waivers and Expense Reimbursements	(0.12)%	(0.12)%	(0.22)%	(0.15)%
Net Annual Fund Operating Expenses	0.89%	1.64%	0.54%	0.61%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive 0.12% of its advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.03% of its transfer agency fees for Class S Shares. These waivers may not be terminated during the relevant period except with Board approval.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	S
1 Year	$462	$167	$55	$62
3 Years	$673	$542	$221	$228
5 Years	$901	$943	$401	$408
10 Years	$1,554	$2,063	$922	$928
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in fixed income investments the income from which is exempt from federal income tax. The Fund invests principally in municipal debt obligations providing federal tax-exempt interest income, but may invest up to 20% of the value of its net assets plus borrowings for investment purposes in municipal debt securities, the income on which is subject to federal income tax, including the alternative minimum tax. The Fund generally intends to invest a substantial portion of its assets in medium- to low-quality municipal debt securities including those that are rated in the lowest rating category by a nationally recognized statistical rating organization (“NRSRO”). The Fund generally expects to invest between 20% and 80% of its assets in municipal debt securities that are rated below investment grade by one or more NRSROs (commonly referred to as “high-yield” or “junk bonds”) or in unrated securities judged to be of comparable quality. The Fund may invest in industrial development bonds.

Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change a Fund's asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages the Fund’s cash balances.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in commercial paper. The Fund may also invest in puts, stand-by commitments and demand notes (including variable rate demand notes). The Fund may enter into repurchase agreements. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Municipal Obligations. Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors.
●
Alternative Minimum Tax Risk. The Fund may invest in municipal bonds the income on which is subject to federal income tax, including the alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax could earn a lower after-tax return.
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Puts, Stand-by Commitments and Demand Notes. The ability of the Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	(1.69)%	0.18%	2.74%
Return Before Taxes, Class C	1.44%	0.21%	2.37%
Return Before Taxes, Class M	2.52%	1.29%	3.48%
Return Before Taxes, Class S	2.45%	1.24%	3.41%
Return After Taxes on Distributions, Class S	2.31%	1.18%	3.35%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	2.92%	1.76%	3.47%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%
60% Bloomberg Municipal High Yield Index/40% Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	3.17%	1.64%	3.56%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Goldman Sachs Asset Management, L.P.	●Rockefeller & Co. LLC
●MacKay Shields LLC
Portfolio Managers
Brian Pringle, Senior Director, Head of North America Fixed Income, and Riti Samanta, Senior Director, Co-Head of Fixed Income, have primary responsibility for the management of the Fund. Mr. Pringle and Ms. Samanta have managed the Fund since January 2025.
Taxes

The Fund intends to distribute tax-exempt income. The Fund intends to meet certain federal tax requirements so that it will continue to qualify to pay “exempt-interest dividends,” which are exempt from federal income tax. However, a portion of the dividends may be treated as ordinary income and may be subject to federal income tax.
For more information about these and other tax matters relating to the Fund and its shareholders, please see Additional Information about Taxes in the Fund’s Prospectus.

Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Tax-Exempt Bond Fund
Investment Objective (Fundamental)

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	S
Advisory Fee	0.30%	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.27%	0.52%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.82%	1.57%	0.57%	0.57%
Less Fee Waivers and Expense Reimbursements	(0.02)%	(0.06)%	(0.16)%	(0.06)%
Net Annual Fund Operating Expenses	0.80%	1.51%	0.41%	0.51%
#
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.16% of its transfer agency fees for Class M Shares, 0.06% of its transfer agency fees for Class C and Class S Shares and 0.02% of its transfer agency fees for Class A Shares. These waivers may not be terminated during the relevant period except with Board approval.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	S
1 Year	$454	$154	$42	$52
3 Years	$625	$490	$167	$177
5 Years	$811	$849	$302	$312
10 Years	$1,349	$1,862	$698	$708
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax. The Fund invests principally in investment-grade municipal debt obligations providing federal tax-exempt interest income. The Fund may invest up to 20% of the value of its net assets plus borrowings for investment purposes in municipal debt securities the income on which is subject to federal income tax.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change a Fund's asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages the Fund's cash balances.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may also invest in puts, stand-by commitments and demand notes (including variable rate demand notes). The Fund may invest in fixed income securities issued or guaranteed by the U.S. government (including zero coupon securities). The Fund may invest in municipal debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in commercial paper. The Fund may enter into repurchase agreements. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Municipal Obligations. Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business or political developments and may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors.

●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Puts, Stand-by Commitments and Demand Notes. The ability of the Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund. RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	0.05%	0.17%	1.65%
Return Before Taxes, Class C	3.19%	0.23%	1.32%
Return Before Taxes, Class M	4.37%	1.34%	2.43%
Return Before Taxes, Class S	4.26%	1.23%	2.34%
Return After Taxes on Distributions, Class S	4.26%	1.22%	2.32%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	3.85%	1.60%	2.44%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%
Bloomberg Municipal 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	5.18%	1.16%	2.27%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:

●Brown Brothers Harriman Mutual Fund Advisory Department	●MacKay Shields LLC
●Goldman Sachs Asset Management, L.P.
Portfolio Managers
Brian Pringle, Senior Director, Head of North America Fixed Income, and Riti Samanta, Senior Director, Co-Head of Fixed Income, have primary responsibility for the management of the Fund. Mr. Pringle and Ms. Samanta have managed the Fund since January 2025.
Taxes

The Fund intends to distribute tax-exempt income. The Fund intends to meet certain federal tax requirements so that it will continue to qualify to pay “exempt-interest dividends,” which are exempt from federal income tax. However, a portion of the dividends may be treated as ordinary income and may be subject to federal income tax.
For more information about these and other tax matters relating to the Fund and its shareholders, please see Additional Information about Taxes in the Fund’s Prospectus.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Global Infrastructure Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term growth of capital and current income.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund's Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.37%	0.62%	0.37%	0.22%	0.37%	0.17%
Total Annual Fund Operating Expenses	1.47%	2.22%	1.22%	1.07%	1.22%	1.02%
Less Fee Waivers and Expense Reimbursements	(0.21)%	(0.21)%	(0.31)%	(0.21)%	(0.21)%	(0.19)%
Net Annual Fund Operating Expenses	1.26%	2.01%	0.91%	0.86%	1.01%	0.83%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.83% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include Rule 12b-1 distribution fees, shareholder services fees, transfer agency fees, contingency fees paid to vendors for foreign tax reclaims and for certain securities litigation recoveries, infrequent and/or unusual expenses (including litigation expenses) or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.12% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class A, Class C, Class R6 and Class S Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class R6 Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$696	$204	$93	$88	$103	$85
3 Years	$994	$674	$357	$319	$366	$306
5 Years	$1,313	$1,171	$641	$570	$650	$545
10 Years	$2,214	$2,538	$1,450	$1,287	$1,459	$1,231
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business. A company is considered to be engaged in the infrastructure business if it is included in one of the following Global Industry Classification Standard (“GICS”) sub-industries: Airport Services, Cable & Satellite, Construction & Engineering, Data Center REITs, Electric Utilities, Environmental & Facilities Services, Gas Utilities, Health Care REITs, Highways & Railtracks, Independent Power Producers & Energy Traders, Industrial Conglomerates, Industrial REITs, Integrated

Telecommunication Services, Internet Services & Infrastructure, Marine Ports & Services, Multi-Utilities, Oil & Gas Exploration & Production, Oil & Gas Storage & Transportation, Rail Transportation, Real Estate Development, Renewable Electricity, Telecom Tower REITs or Water Utilities. Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates. The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund may invest a significant portion of its assets in non-U.S. securities, including emerging markets securities. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund may invest in large, medium or small capitalization companies.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund’s cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to the Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of the Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs.  Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	12.68%	7.33%	7.32%
Return Before Taxes, Class C	18.66%	7.82%	7.15%
Return Before Taxes, Class M	19.92%	9.00%	8.30%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	20.08%	9.08%	8.39%
Return Before Taxes, Class S	19.87%	8.89%	8.21%
Return After Taxes on Distributions, Class S	17.25%	6.98%	6.04%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	13.33%	6.65%	6.08%
MSCI World Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	21.09%	12.15%	12.17%
S&P® Global Infrastructure Index (net of tax on dividends from foreign holdings) (USD) (reflects no deduction for fees or expenses)	21.54%	10.02%	8.47%
S&P® is a registered trademark of Standard & Poor's Financial Services LLC.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited and Cohen & Steers Asia Limited	●Nuveen Asset Management, LLC
●First Sentier Investors (Australia) IM Ltd
Portfolio Manager
Patrick Nikodem, Director, Senior Portfolio Manager, Real Assets, has primary responsibility for the management of the Fund. Mr. Nikodem has managed the Fund since March 2019.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Global Real Estate Securities Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide current income and long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.37%	0.62%	0.37%	0.22%	0.37%	0.17%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.17%	1.02%	1.17%	0.97%
Less Fee Waivers and Expense Reimbursements	(0.08)%	(0.08)%	(0.18)%	(0.10)%	(0.08)%	(0.08)%
Net Annual Fund Operating Expenses	1.34%	2.09%	0.99%	0.92%	1.09%	0.89%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.72%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Share Classes
	A	C	M	R6	S	Y
1 Year	$704	$212	$101	$94	$111	$91
3 Years	$991	$671	$354	$315	$364	$301
5 Years	$1,300	$1,157	$626	$554	$636	$529
10 Years	$2,173	$2,497	$1,404	$1,239	$1,413	$1,182
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in real estate securities. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”) economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund considers a company to be a real estate company if it is included in the Global Industry Classification Standard (“GICS”) real estate sector. The Fund invests principally in securities of companies, known as real estate investment trusts (“REITs”) and other REIT-like entities that own interests in real estate or real estate-related loans. The Fund may also invest in equity securities of other types of real estate-related companies, such as real estate operating companies. A portion of the Fund’s securities are denominated in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are located in emerging markets. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund’s cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain real estate securities or, in certain circumstances, broad global equity markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and swaps. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may enter into spot or forward currency contracts to facilitate settlement of securities transactions. The Fund may invest in large, medium or small capitalization companies. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.

●
Industry Concentration Risk. By concentrating in certain industries, the Fund carries much greater risk of adverse developments in those industries than a fund that invests in a wide variety of industries.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
●
Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.

●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	1.91%	0.82%	2.45%
Return Before Taxes, Class C	7.29%	1.26%	2.29%
Return Before Taxes, Class M	8.48%	2.38%	3.41%
Return Before Taxes, Class R6	8.56%	2.45%	3.50%
Return Before Taxes, Class Y	8.57%	2.47%	3.52%
Return Before Taxes, Class S	8.39%	2.28%	3.32%
Return After Taxes on Distributions, Class S	7.16%	1.18%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	5.18%	1.41%	2.03%
MSCI World Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	21.09%	12.15%	12.17%
FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	9.58%	2.76%	3.25%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited and Cohen & Steers Asia Limited	●RREEF America L.L.C., DWS Investments Australia Limited and DWS Alternatives Global Limited, operating under the brand name DWS

Portfolio Managers
Adrianna Giesey, Senior Portfolio Manager, Real Assets, and Patrick Nikodem, Director, Senior Portfolio Manager, Real Assets, have primary responsibility for the management of the Fund. Ms. Giesey has managed the Fund since September 2025 and Mr. Nikodem has managed the Fund since December 2016.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Multi-Strategy Income Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide a high level of current income and, as a secondary objective, long-term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the

Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.42%	0.67%	0.42%	0.27%	0.42%	0.22%
Total Annual Fund Operating Expenses	1.20%	1.95%	0.95%	0.80%	0.95%	0.75%
Less Fee Waivers and Expense Reimbursements	(0.17)%	(0.17)%	(0.27)%	(0.19)%	(0.17)%	(0.17)%
Net Annual Fund Operating Expenses	1.03%	1.78%	0.68%	0.61%	0.78%	0.58%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.36%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class R6 Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$674	$181	$69	$62	$80	$59
3 Years	$918	$596	$276	$236	$286	$223
5 Years	$1,181	$1,036	$499	$425	$509	$400
10 Years	$1,932	$2,261	$1,142	$972	$1,151	$914
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by principally investing in a range of diversified income-producing investments. The Fund will typically pursue strategies and invest in instruments which have historically produced a significant portion of their total return from income. The Fund may invest in a broad range of instruments, markets and asset classes economically tied to U.S., non-U.S. and emerging markets countries. The Fund’s target strategic asset allocation is 40% to global equity or equity-related securities or instruments, including equity securities of real assets-related companies, and 60% global fixed income or fixed income-related securities or instruments, including high yield and emerging markets debt. However, the Fund is not required to allocate its investments in any set proportion and RIM will dynamically manage the Fund’s asset allocation based on market conditions generally by up to plus/minus 10% from the Fund’s target strategic asset allocations. The Fund’s equity investments may include equity securities of real assets-related companies, including real estate- and infrastructure-related companies. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. The Fund may also make investments for hedging purposes in order to address perceived misalignment between the Fund’s investment exposures and current or anticipated market conditions. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-asset, multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies, and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances.
The Fund may invest in equity securities of issuers of any market capitalization which are economically tied to U.S. and non-U.S. countries, including emerging markets countries. These securities may include common stocks, preferred stocks, stocks of real assets-related companies, rights, warrants, convertible securities and depositary receipts. The Fund’s investments in convertible securities may include contingent convertible securities. The Fund may invest in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may invest in infrastructure companies and master limited partnerships (“MLPs”).
The Fund may also invest in fixed income securities of any credit quality and maturity, including fixed income securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in “distressed” debt securities. The Fund may also invest in (1) U.S. and non-U.S. corporate fixed income securities, (2) fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) and by non-U.S. governments, or by their respective agencies and instrumentalities, (3) emerging markets debt securities, (4) mortgage-backed securities and (5) asset-backed securities. The Fund may also invest in variable and floating rate securities. The Fund may invest in demand notes. The Fund may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Fund may invest in currency futures and options on futures, forward currency contracts and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may enter into repurchase agreements and reverse repurchase agreements.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions.

The Fund may invest in other investment companies and pooled investment vehicles.
A portion of the Fund’s net assets may be “illiquid” investments.
The Fund may expose all or a portion of its cash to the performance of certain markets by purchasing equity securities, fixed income securities and/or derivatives, which typically include index futures contracts or exchange traded fixed income futures contracts.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will achieve the Fund’s investment objective. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect.  Asset allocation decisions might also result in the Fund having more exposure to asset classes, countries or regions, or industries or groups of industries that underperform.
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.

●
Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
●
Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
●
Natural Resources Risk. The Fund's investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Multi-Manager Approach. While the investment strategies employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
●
Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
●
Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
●
Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
●
Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
●
Rights and Warrants. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
●
Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that the Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.

●
Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
●
Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.
●
Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
●
Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
●
Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to the Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of the Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
●
Puts, Stand-by Commitments and Demand Notes. The ability of the Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and the Fund may lose money.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  The Multi-Strategy Income Composite Index consists of 30% Bloomberg U.S. Aggregate Bond Index, 18% ICE BofA Global High Yield Index, 12% J.P. Morgan EMBI Global Diversified Index, 7% FTSE EPRA Nareit Developed Index and 33% MSCI ACWI High Dividend Yield Index.  This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	7.12%	3.13%	4.28%
Return Before Taxes, Class C	12.86%	3.58%	4.13%
Return Before Taxes, Class M	13.93%	4.72%	5.25%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	14.24%	4.85%	5.38%
Return Before Taxes, Class S	13.94%	4.63%	5.16%
Return After Taxes on Distributions, Class S	12.31%	2.83%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	8.41%	2.84%	3.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Multi-Strategy Income Composite Index (reflects no deduction for fees, expenses or taxes)	12.65%	3.86%	5.48%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:

●Algert Global LLC	●Man Investments Australia Limited
●Berenberg Asset Management LLC	●Marathon Asset Management, L.P.
●Boston Partners Global Investors, Inc.	●MFS Institutional Advisors, Inc.
●Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited and Cohen & Steers Asia Limited	●Oaktree Fund Advisors, LLC
●Intermede Investment Partners Limited and Intermede Global Partners Inc.	●PineStone Asset Management Inc.
●Kopernik Global Investors, LLC	●RWC Asset Advisors (US) LLC
Portfolio Manager
Rob Balkema, Senior Director, Head of Multi-Asset, North America, has primary responsibility for the management of the Fund. Mr. Balkema has managed the Fund since May 2015.

Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 158.
●
Taxes, please see Taxes on page 158.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.
Multi-Asset Strategy Fund
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term total return with lower volatility than equity markets.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 282, 286 and 365, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 33, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R6, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R6	S	Y
Advisory Fee	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	None	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.36%	0.61%	0.36%	0.21%	0.36%	0.16%
Total Annual Fund Operating Expenses	1.33%	2.08%	1.08%	0.93%	1.08%	0.88%
Less Fee Waivers and Expense Reimbursements	(0.18)%	(0.18)%	(0.28)%	(0.20)%	(0.18)%	(0.18)%
Net Annual Fund Operating Expenses	1.15%	1.90%	0.80%	0.73%	0.90%	0.70%
#
Until February 28, 2027, Russell Investment Management, LLC has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.54%. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Other Expenses” for Class R6 Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements and permanent fee waivers.  The calculation of costs for the remaining periods takes such contractual fee waivers and/or reimbursements into account only for the first year of the periods and such permanent fee waivers into account for all periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R6	S	Y
1 Year	$685	$193	$82	$75	$92	$72
3 Years	$955	$634	$316	$276	$326	$263
5 Years	$1,246	$1,102	$568	$495	$578	$470
10 Years	$2,070	$2,396	$1,292	$1,125	$1,301	$1,068
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
In an effort to provide equity-like total return over a market cycle while mitigating downside risk and volatility relative to equities, Russell Investment Management, LLC (“RIM”) allocates the Fund’s assets across a broad range of instruments, asset classes and strategies. To seek to achieve the Fund’s objective, RIM dynamically manages the Fund’s positioning based on RIM’s outlook on the business and economic cycle, relative market valuations and market sentiment. By evolving the Fund’s positioning away from sectors with higher relative valuations and towards those believed to present more attractive opportunities, RIM attempts to reduce the Fund’s downside risk and enable the Fund to provide long term total return from a diverse range of potential investments.
The Fund’s target strategic asset allocation is 60% to global equity or equity-related securities or instruments, including equity securities of real assets-related companies, and 40% global fixed income or fixed income-related securities or instruments, including high yield debt. However, the Fund is not required to allocate its investments in any set proportion and RIM will dynamically manage the Fund’s asset allocation based on market conditions generally by up to plus/minus 10% from the Fund’s target strategic asset allocations.
The Fund’s global equity investments span developed and emerging markets and may include equity securities of real assets-related companies, including real estate- and infrastructure-related companies. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. The Fund’s global fixed income investments may include government and corporate debt, U.S., non-U.S. and emerging markets debt, investment grade and high yield debt, and mortgage-backed and asset-backed securities. The Fund’s fixed income portfolio is expected to include a significant allocation to return-seeking fixed income investments. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-asset, multi-manager approach.  RIM may change a Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances.
The Fund may invest in equity securities of issuers of any market capitalization which are economically tied to U.S. and non-U.S. markets, including emerging markets. These securities may include common stocks, preferred stocks, stocks of real assets-related companies, rights, warrants, convertible securities and depositary receipts. The Fund’s investments in convertible securities may include contingent convertible securities. The Fund may invest in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may invest in infrastructure companies and master limited partnerships (“MLPs”). Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society.
The Fund may invest in fixed income securities of any credit quality and maturity, including fixed income securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in (1) U.S. and non-U.S. corporate fixed income securities, (2) fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) and by non-U.S. governments, or by their respective agencies and instrumentalities, (3) emerging markets debt securities, (4) mortgage-backed securities and (5) asset-backed securities. The Fund may also invest in variable and floating rate securities. The Fund may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Fund may invest in currency futures and options on futures, forward currency contracts and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may enter into repurchase agreements and reverse repurchase agreements. The Fund may invest in money market securities and commercial paper, including asset-backed commercial paper, and in bank obligations.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in credit linked notes and credit options. The Fund may invest in synthetic foreign fixed income or equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The Fund may invest in other investment companies and pooled investment vehicles.
A portion of the Fund’s net assets may be “illiquid” investments.
Depending upon market conditions, RIM may allocate a significant portion of the Fund's assets to cash in order to seek to achieve the Fund's objective. The Fund may expose all or a portion of its cash to changes in interest rates or market/sector returns by purchasing derivatives.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will achieve the Fund’s investment objective. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect.  Asset allocation decisions might also result in the Fund having more exposure to asset classes, countries or regions, or industries or groups of industries that underperform.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
●
Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investments in fixed income securities could lose money. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.
●
Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
●
Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
●
Natural Resources Risk. The Fund's investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
●
Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Multi-Manager Approach. While the investment strategies employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
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Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.

●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
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Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
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Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
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Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
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Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
●
Rights and Warrants. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
●
Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that the Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
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Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
●
Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
●
Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
●
Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.
●
Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

●
Volatility Strategies Risk. Volatility strategies depend on mispricings based upon market-anticipated volatility and realized volatility of an underlying asset. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
●
Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of the Fund as well as to the expenses and risks of the underlying investment companies.
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Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
●
Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to the Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of the Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
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Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.

●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. The Multi-Asset Strategy Composite Index consists of 20% Bloomberg U.S. Aggregate Bond Index, 20% ICE BofA Global High Yield Index, 55% MSCI ACWI Index and 5% FTSE EPRA Nareit Developed Index.  This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.
After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	Since Inception (3/7/2017)
Return Before Taxes, Class A	10.35%	4.73%	4.10%
Return Before Taxes, Class C	16.16%	5.18%	4.04%
Return Before Taxes, Class M	17.47%	6.36%	5.15%
Return Before Taxes, Class R6	N/A	N/A	N/A
Return Before Taxes, Class Y	17.45%	6.44%	5.24%
Return Before Taxes, Class S	17.39%	6.26%	5.05%
Return After Taxes on Distributions, Class S	15.84%	4.95%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	10.77%	4.38%	3.57%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.43%
Multi-Asset Strategy Composite Index (reflects no deduction for fees, expenses or taxes)	15.84%	7.10%	8.13%
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
●Algert Global LLC	●Man Investments Australia Limited
●Berenberg Asset Management LLC	●Marathon Asset Management, L.P.
●Boston Partners Global Investors, Inc.	●MFS Institutional Advisors, Inc.
●Calamos Advisors LLC	●Oaktree Fund Advisors, LLC
●Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited and Cohen & Steers Asia Limited	●PineStone Asset Management Inc.
●First Sentier Investors (Australia) IM Ltd	●RWC Asset Advisors (US) LLC
●Intermede Investment Partners Limited and Intermede Global Partners Inc.	●Schroder Investment Management North America Inc.
●Kopernik Global Investors, LLC
Portfolio Manager
Rob Balkema, Senior Director, Head of Multi-Asset, North America, has primary responsibility for the management of the Fund. Mr. Balkema has managed the Fund since March 2017.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 158.
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Redemption of Fund Shares, please see How to Redeem Shares on page 158.
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Taxes, please see Taxes on page 158.
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Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 158.

Additional Information
How to Purchase Shares
Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”), unless you are eligible to participate in a Russell Investments employee investment program. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class C, Class M, Class R6 or Class S Shares. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Funds, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.
For more information about payments to broker-dealers and other Financial Intermediaries, please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

MANAGEMENT OF THE Funds
The Funds’ investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, Washington 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) indirectly hold a significant minority ownership interest in RIM and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees, which may include an officer of Russell Investment Company (the “Trust”), and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.
The RIC funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”) that have been selected by RIM or Russell Investments Financial Services, LLC (the “Distributor”). Most RIC Funds are designed to be used within multi-asset portfolios to gain exposure to a globally diverse mix of asset classes and styles and to combine traditional securities, such as equities and bonds, with non-traditional approaches, such as alternative investments. RIM's multi-asset approach combines diversification, research and selection of unaffiliated money managers and dynamic portfolio management.  RIM uses its core capabilities (capital markets insights, manager research, asset allocation, portfolio implementation and factor exposures) to manage the Funds by combining various money managers and strategies into a single Fund.
Most Funds' assets are invested using a “multi-style, multi-manager diversification” technique. Unlike most investment companies that have a single organization that acts as investment adviser, the Funds, other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds, divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM. RIM’s money manager research services include evaluating and recommending professional investment advisory and management organizations (“money managers”) to make specific portfolio investments or recommendations for each asset class, according to designated investment objectives, styles and strategies.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds. All assets of the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds are managed directly by RIM. For all other Funds, subject to the approval of the Funds' Board of Trustees, RIM selects, oversees and evaluates the performance results of the Funds' money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund or (3) both a discretionary and non-discretionary assignment. RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which a Fund’s non-discretionary money managers provide model portfolios to RIM and each Fund’s cash balances. RIM may also manage portions of a Fund during transitions between money managers.
The Funds' administrator and transfer agent is Russell Investments Fund Services, LLC (“RIFUS”), a wholly-owned subsidiary of RIM. RIFUS, in its capacity as the Funds’ administrator, provides or oversees the provision of all administrative services for the Funds. The Funds’ custodian, State Street Bank and Trust Company (“State Street”), maintains custody of the Funds’ assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds invest. RIFUS, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. As described above, each Fund conducts its business through a number of service providers who act on its behalf. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.
RIM’s employees who manage the RIC Funds, oversee the money managers of the RIC Funds and have primary responsibility for the management of the RIC Funds (the “RIM Managers”) are:

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Rob Balkema, Senior Director, Head of Multi-Asset, North America since March 2020. Mr. Balkema has primary responsibility for the management of the Multi-Strategy Income and Multi-Asset Strategy Funds.
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Keith Brakebill, Senior Director, Co-Head of Fixed Income since September 2025. Mr. Brakebill was Director, Senior Portfolio Manager, Private Credit from March 2022 to August 2025.  From September 2020 to February 2022, Mr. Brakebill was Director, Senior Portfolio Manager, Fixed Income. Mr. Brakebill shares primary responsibility for the management of the Opportunistic Credit and Strategic Bond Funds with Mr. Pringle and Ms. Samanta.
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Jon Eggins, Managing Director, Co-Head of Portfolio Management since September 2025. Mr. Eggins was Managing Director, Head of Portfolio Management from March 2023 to August 2025. From October 2022 to February 2023, Mr. Eggins was Senior Director, Head of Portfolio Management. From September 2020 to September 2022, Mr. Eggins was Senior Director, Head of Equity Portfolio Management, Global. Mr. Eggins shares primary responsibility for the management of the International Developed Markets, Global Equity and Tax-Managed International Equity Funds with Mr. McCall.
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Adrianna Giesey, Senior Portfolio Manager, Real Assets since March 2025. Ms. Giesey was a Portfolio Manager from July 2022 to February 2025. From March 2017 to June 2022, Ms. Giesey was a Senior Research Analyst. Ms. Giesey shares primary responsibility for the management of the Global Real Estate Securities Fund with Mr. Nikodem.
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Nick Haupt, Senior Portfolio Manager, Equity since March 2025. Mr. Haupt was a Portfolio Manager, Equity from March 2022 to February 2025. From March 2021 to February 2022, Mr. Haupt was an Associate Portfolio Manager. Mr. Haupt was a Senior Portfolio Analyst from March 2016 to February 2021.  Mr. Haupt shares primary responsibility for the management of the Equity Income, Sustainable Aware Equity, U.S. Strategic Equity, U.S. Small Cap Equity, Tax-Managed U.S. Large Cap and Tax-Managed U.S. Mid & Small Cap Funds with Ms. Roach and shares primary responsibility for the management of the Multifactor U.S. Equity Fund with Mr. Zenonos and Mr. Zylkowski. On or about March 24, 2026, Mr. Haupt will no longer serve as a portfolio manager of the Sustainable Aware Equity Fund.
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Andreas Koester, Portfolio Manager, Equity since March 2022. From February 2016 to February 2022, Mr. Koester was a Portfolio Analyst. On or about March 24, 2026, Mr. Koester will share primary responsibility for the management of the Sustainable Aware Equity Fund with Ms. Tomasovic Nelson.
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Jordan McCall, Director, Senior Portfolio Manager, Equity since March 2024. Mr. McCall was Senior Portfolio Manager, Equity from March 2023 to February 2024. From March 2019 to February 2023, Mr. McCall was Portfolio Manager, Equity. Mr. McCall shares primary responsibility for the management of the International Developed Markets, Global Equity and Tax-Managed International Equity Funds with Mr. Eggins and shares primary responsibility for the management of the Multifactor International Equity Fund with Mr. Zenonos and Mr. Zylkowski.
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Kris Tomasovic Nelson, Senior Director, Global Head of Sustainable Investing Management since March 2022. From March 2020 to February 2022, Ms. Tomasovic Nelson was Director of Global and ESG Investment Research. On or about March 24, 2026, Ms. Tomasovic Nelson will share primary responsibility for the management of the Sustainable Aware Equity Fund with Mr. Koester.
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Patrick Nikodem, Director, Senior Portfolio Manager, Real Assets since September 2025. Mr. Nikodem was Director, Listed Real Assets from March 2023 to September 2025. Mr. Nikodem was Senior Portfolio Manager, Equity from March 2021 to February 2023. Mr. Nikodem was a Portfolio Manager from March 2015 to March 2021. Mr. Nikodem has primary responsibility for the management of the Global Infrastructure and Tax-Managed Real Assets Funds and shares primary responsibility for the management of the Global Real Estate Securities Fund with Ms. Giesey.
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Brian Pringle, Senior Director, Head of North America Fixed Income since September 2025. Mr. Pringle was Senior Director, Co-Head of North America Fixed Income from January 2025 to August 2025. From March 2020 to December 2024, Mr. Pringle was Senior Director, Customized Portfolio Solutions, Fixed Income. Mr. Pringle shares primary responsibility for the management of the Opportunistic Credit and Strategic Bond Funds with Mr. Brakebill and Ms. Samanta and shares primary responsibility for the management of the Long Duration Bond, Investment Grade Bond, Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds with Ms. Samanta.
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Megan Roach, Senior Director, Co-Head of Equity Portfolio Management since October 2022. From October 2021 to September 2022, Ms. Roach was Director, Head of Portfolio Management, North America. From March 2020 to

September 2021, Ms. Roach was Director, Senior Portfolio Manager, Equity. Ms. Roach shares primary responsibility for the management of the Equity Income, Sustainable Aware Equity, U.S. Strategic Equity, U.S. Small Cap Equity, Tax-Managed U.S. Large Cap and Tax-Managed U.S. Mid & Small Cap Funds with Mr. Haupt. On or about March 24, 2026, Ms. Roach will no longer serve as a portfolio manager of the Sustainable Aware Equity Fund.
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Riti Samanta, Senior Director, Co-Head of Fixed Income since September 2025. Ms. Samanta was Senior Director, Co-Head of North America Fixed Income from January 2025 to August 2025. From July 2024 to December 2024, Ms. Samanta was Senior Director, Portfolio Manager, Fixed Income. Prior to joining Russell Investments, Ms. Samanta was a Portfolio Manager and Fixed Income Strategist at Grantham, Mayo, Van Otterloo responsible for GMO’s Systematic Credit/LDI and Multi Sector Fixed Income strategies. Ms. Samanta shares primary responsibility for the management of the Opportunistic Credit and Strategic Bond Funds with Mr. Brakebill and Mr. Pringle, shares primary responsibility for the management of the Long Duration Bond, Investment Grade Bond, Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds with Mr. Pringle and has primary responsibility for the management of the Short Duration Bond Fund.
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Soeren Soerensen, Senior Portfolio Manager, Equity since May 2024. From March 2020 to April 2024, Mr. Soerensen was a Portfolio Manager. Mr. Soerensen has primary responsibility for the management of the Emerging Markets Fund.
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Andrew Zenonos, Portfolio Manager, Customized Portfolio Solutions since January 2023. From March 2021 to December 2023, Mr. Zenonos was a Portfolio Manager, Equity. From March 2017 to February 2021, Mr. Zenonos was an Associate Portfolio Manager, Equity. Mr. Zenonos shares primary responsibility for the management of the Multifactor U.S. Equity Fund with Mr. Zylkowski and Mr. Haupt and shares primary responsibility for the management of the Multifactor International Equity Fund with Mr. Zylkowski and Mr. McCall.
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Nick Zylkowski, Managing Director, Co-Head of Customized Portfolio Solutions since March 2024. Mr. Zylkowski was Senior Director, Co-Head of Customized Portfolio Solutions from August 2023 to February 2024. From March 2020 to July 2023, Mr. Zylkowski was Director, Proprietary Strategies, Equity. Mr. Zylkowski shares primary responsibility for the management of the Multifactor U.S. Equity Fund with Mr. Haupt and Mr. Zenonos and shares primary responsibility for the management of the Multifactor International Equity Fund with Mr. McCall and Mr. Zenonos.
Please see the Funds’ Statement of Additional Information (“SAI”) for additional information about the RIM Managers' compensation, other accounts managed by the RIM Managers and the RIM Managers' ownership of securities in the Funds.
In the last fiscal year, the aggregate annual rate of advisory fees paid to RIM as a percentage of average daily net assets was: Multifactor U.S. Equity Fund, 0.30%; Equity Income Fund, 0.48%; Sustainable Aware Equity Fund, 0.47%; U.S. Strategic Equity Fund, 0.47%; U.S. Small Cap Equity Fund, 0.70%; Multifactor International Equity Fund, 0.37%; International Developed Markets Fund, 0.68%; Global Equity Fund, 0.68%; Emerging Markets Fund, 0.83%; Tax-Managed U.S. Large Cap Fund, 0.63%; Tax-Managed U.S. Mid & Small Cap Fund, 0.96%; Tax-Managed International Equity Fund, 0.74%; Tax-Managed Real Assets Fund, 0.76%; Opportunistic Credit Fund, 0.49%; Long Duration Bond Fund, 0.15%; Strategic Bond Fund, 0.32%; Investment Grade Bond Fund, 0.24%; Short Duration Bond Fund, 0.29%; Tax-Exempt High Yield Bond Fund, 0.35%; Tax-Exempt Bond Fund, 0.30%; Global Infrastructure Fund, 0.66%; Global Real Estate Securities Fund, 0.72%; Multi-Strategy Income Fund, 0.36%; and Multi-Asset Strategy Fund, 0.54%.
Each Fund, with the exception of the Tax-Exempt Bond Fund, invests its cash in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund. RIFUS charges a 0.05% administrative fee to the unregistered fund.
A discussion regarding the basis for approval by the Board of Trustees (the “Board” or the “Trustees”) of the investment advisory contract between RIM and the Funds is available in the Funds’ annual financial statements and other information in Form N-CSR covering the period ended October 31, 2025.
The Trustees are responsible for generally overseeing management and operations of the business and affairs of the Funds and do not manage operations on a day-to-day basis. The Trustees and officers of the Trust may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of a Fund and: (i) the Trust; (ii) a Fund; (iii) a service provider to the Trust or a Fund; and/or (iv) the Trustees or officers of the Trust.
The Trustees, on behalf of the Trust, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such agreements.
THE MONEY MANAGERS
RIM allocates most of each Fund's assets (except for the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds) among multiple money manager investment strategies. RIM, as the Funds' adviser, may change a Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. Money managers are unaffiliated with RIM and are listed under “Money Manager Information” at the end of this Prospectus.
A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund or (3) both a discretionary and non-discretionary assignment. Assets not allocated to discretionary money managers are managed by RIM.
Each discretionary money manager has discretion to select, purchase and sell portfolio securities for its segment of a Fund's assets. Each non-discretionary money manager provides RIM with a model portfolio, based upon which RIM purchases and sells securities for a Fund. RIM provides each money manager with specific investment guidelines based on a Fund's investment program and RIM’s assessment of the money manager’s expertise and investment style whereby RIM attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although, under the Funds' multi-manager structure, RIM is responsible for oversight of the services provided by the Funds' money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIM and Russell Investments do not evaluate the investment merits of a money manager’s individual security selections.
The Funds received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits RIM to engage or terminate a money manager at any time, subject to approval by the Funds' Board, without a shareholder vote. Each Fund other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds operates pursuant to the exemptive order.  A Fund is required to notify its shareholders within 90 days after a money manager begins providing services. Each Fund selects money managers based upon the research and recommendations of RIM. RIM evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.
The Funds also rely on a separate exemptive order that the Funds have obtained from the SEC, stating that the Funds' Board may approve a new money manager contract or a material amendment to an existing money manager contract at a meeting that is not in person, provided that the Funds' Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
Each of the following Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of that Fund without shareholder approval. If a Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice.
The Board may, if it deems appropriate to do so, authorize the liquidation or merger of a Fund without shareholder approval in circumstances where shareholder approval is not otherwise required by the Investment Company Act of 1940, as amended (“1940 Act”). Unless Fund Shares are held in a tax-deferred account, liquidation or merger may result in a taxable event for shareholders of the liquidated Fund. In addition, RIM may make material changes to a Fund's principal investment strategies without shareholder approval.
RIM or the money managers may or may not use all of the securities and investment strategies listed below. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Funds. The Funds may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Funds.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these limitations unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
For purposes of determining compliance with a Fund's 80% investment policy, to the extent that a Fund utilizes derivative instruments that provide investment exposure to investments included within the Fund’s 80% policy or to one or more market risk factors associated with such investments, the derivative instruments may be counted for purposes of the Fund’s 80% investment policy.
The Funds may sell securities for a variety of reasons including to realize gains, limit losses, to make funds available for other investment opportunities or to meet redemption requests. The Funds may also sell a security if there is a significant change to the security’s characteristics or if the security is no longer consistent with the Fund’s investment strategies.
On rare occasions, a Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. A Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash to the performance of certain markets.
Multifactor U.S. Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies but may also invest in common stocks of small capitalization U.S. companies.
RIM seeks to achieve the Fund’s investment objective by managing the Fund’s overall exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, defensive or dynamic). The Fund’s desired exposures are generally based on RIM’s longer term strategic investment views on specific exposures (value, momentum, quality, and lower volatility), as well as RIM’s short to intermediate term tactical views on a variety of matters such as the economy, interest rates, monetary policy, investment style cycles, sentiment and/or relative valuation opportunities. The Fund’s exposures are monitored and analyzed relative to the Russell 1000® Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the Russell 1000® Index over the short, intermediate or long term.
RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. The quantitative inputs may include historical risk, return, valuation and/or fundamental accounting-based characteristics or may be based on mathematical formulas utilizing statistical analyses. Additionally, quantitative tools, such as risk models and optimization may be used to construct the portfolio. Optimization typically includes the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs in order to estimate optimal portfolio positioning. RIM then qualitatively assesses these inputs based on its viewpoints that are derived from investment insights developed from internal and external data, information and opinions, historical returns and forecasting relative to market cycles, valuation signals (i.e., the comparison of valuation ratios such as price to book (the ratio of the market value of equity to the book value of equity) and price to sales (the ratio of the market value of equity to total revenue) of different market segments) and sentiment signals (analysis to determine investors’ attitudes toward different market segments) and risk/return analysis.
After RIM has determined the Fund’s desired exposures, RIM identifies baskets of stocks and determines their weights within the Fund in order to reflect those desired exposures. These baskets are generally comprised of stocks included in the Russell 1000® Index but may include or be entirely comprised of stocks not included in the Russell 1000® Index. The baskets are derived from various indexes, quantitative tools and/or rules-based processes designed to achieve desired exposures. RIM may replicate indexes or may utilize techniques such as optimization and/or substitution of index constituents to seek to efficiently gain desired portfolio exposures. RIM may also invest in index futures, index put or call options or exchange traded funds as a substitute for the purchase of stocks to achieve desired exposures, in pursuit of the Fund’s investment objective or for hedging purposes.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. On April 30, 2025, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of such large and medium capitalization companies ranged from approximately $2 billion to $3.2 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to the U.S. based on other criteria or any of the foregoing criteria.  With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Equity Income Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth and current income.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of dividend-paying large and medium capitalization U.S. companies. The Fund may also invest in equity securities economically tied to non-U.S. countries.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
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Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
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Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
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Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.

Because the Fund invests principally in dividend-paying U.S. equity securities, it is anticipated that the Fund will have greater exposure to the value style and therefore may exhibit lower volatility than U.S. equities over a market cycle.
When constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry or sector). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets or (4) to facilitate the implementation of its investment strategy.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. On April 30, 2025, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of such large and medium capitalization companies ranged from approximately $2 billion to $3.2 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.
Sustainable Aware Equity Fund
(Effective on or about March 24, 2026, the Fund will be renamed the Sustainable Equity Fund and will change certain of its investment strategies. In connection with these changes, the Fund will: (i) change its non-fundamental 80% investment policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities that Russell Investment Management, LLC (“RIM”), the Fund’s adviser, considers to be sustainable; (ii) change its principal investment strategies to (x) invest in equity securities of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner, (y) incorporate new environmental, social and governance related sustainability goals and (z) no longer employ long-short equity strategies pursuant to which it enters into short sales; (iii) change its primary benchmark from the Russell 1000® Index to the MSCI ACWI Index; (iv) change its portfolio managers; and (v) change its money managers to engage money managers that focus on sustainability issues.)
Investment Objective (Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.
The Fund pursues a “sustainable” investment strategy that takes into account environmental, social and governance (“ESG”) considerations. In particular, the Fund's investment strategy seeks to tilt the portfolio toward companies that are expected to contribute to, and benefit from, a transition to a low carbon emission producing economy and away from companies with the greatest exposure to potential negative impacts of such a transition. The Fund systematically over- or underweights securities based on ESG considerations, with the objective of achieving a more favorable sustainability profile at the aggregate Fund-level.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances. RIM may also manage portions of the Fund during transitions between money managers.
With respect to the portion of the Fund that RIM manages, RIM incorporates the following ESG-related sustainability goals into its portfolio construction process:

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Environmental Related Fund Exposures: This includes seeking to reduce the Fund’s exposure to companies with a relatively higher carbon footprint, higher fossil fuel reserves and/or significant revenue from coal-related activities and seeking to increase the Fund’s exposure to companies that generate renewable (“green”) energy.
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Overall Environmental, Social and Governance Characteristics: This includes seeking to improve the weighted average ESG score of the Fund’s portfolio as measured by RIM’s proprietary ESG scoring methodology, which may include consideration of the following factors with respect to the companies in which the Fund invests:
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Environmental: This may include consideration of companies’ water and wastewater management, ecological impacts, energy management, air quality impacts and greenhouse gas emissions.
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Social: This may include assessing companies’ labor policies, employee retention, health and safety and disclosure of supply chain monitoring systems, and reducing exposure to companies involved in controversies.
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Governance: This may include consideration of board quality (such as whether independence and diversity and compensation practices are in line with regional market practice) and reducing exposure to companies involved in governance incidents (for example bribery, lobbying and/or lack of auditor independence).
These sustainability goals are combined in RIM’s proprietary portfolio construction process, which identifies the combination of securities that best achieves the sustainability goals while minimizing transaction costs and deviation from the money managers’ security selection. The Fund’s sustainability goals are analyzed relative to the Russell 1000® Index and are measured using RIM’s proprietary metrics and methodologies. RIM may also utilize third-party data in its analysis of the Fund’s sustainability goals. RIM may modify the Fund’s sustainability goals from time to time, including the consideration of additional sustainability goals in its management of the Fund’s portfolio.
In considering the ESG characteristics of a company, RIM employs an ESG rating score based on its own and third-party methodologies that generally analyze a company’s preparedness and performance on ESG issues that are material to their business. Preparedness reflects a company’s preparedness to manage the material ESG issues it faces via appropriate institutional structures, policies and programs; and performance reflects quantitative outcomes and the company’s involvement in controversies.
To construct an ESG score, RIM leverages the Sustainability Accounting Standards Board’s materiality framework, which prioritizes sustainability factors that are material to a given industry. The specific factors that are material, and hence prioritized in RIM’s evaluation, vary by industry. Sustainability factors identified as material are equally weighted in the overall score.
In addition, the Fund will not invest in any tobacco companies as defined by reference to sub-industry classifications of the Global Industry Classification Standard methodology.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM's allocation to each money manager's strategy. RIM then optimizes the portfolio based upon RIM’s proprietary portfolio construction process. Optimization typically includes the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs in order to estimate optimal portfolio positioning. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to one or both of the following principal investment styles which are intended to complement one another:
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Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
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Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
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Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

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Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
When constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, earnings and price volatility statistics and alignment with the Fund's sustainability goals. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The Fund may employ long-short equity strategies pursuant to which it enters into short sales. The Fund will take long positions in securities believed to offer attractive return potential and sell short securities expected to underperform. The Fund’s long-short strategies may include (i) 115/15 or 130/30 strategies, which are long-biased strategies that use the proceeds of short sales to purchase long positions in other securities, (ii) market neutral strategies, which seek to be neutral to market movements through equivalent long and short exposures, and (iii) other types of long-short strategies, which seek varying long and short exposures and may be long- or short-biased. The Fund may use derivatives to take long and short positions relative to the Fund’s long-short equity strategies with the objective of keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process. Certain of the Fund's money managers may incorporate ESG considerations into their portfolio construction processes.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry or sector). RIM also optimizes this portion of the Fund’s portfolio based upon the Fund’s sustainability goals. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.

The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets or (4) to facilitate the implementation of its investment strategy.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, exposes all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. On April 30, 2025, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of such large and medium capitalization companies ranged from approximately $2 billion to $3.2 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Principal Investment Strategies of the Fund Effective On or About March 24, 2026:
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities that RIM, the Fund’s adviser, considers to be sustainable. RIM considers an equity security to be sustainable if it has either (i) lower carbon intensity (defined as Scope 1 and 2 emissions / company sales) than the weighted average carbon intensity (“WACI”) of the securities in the MSCI ACWI Index, the Fund’s primary index, or (ii) a Morningstar Sustainalytics ESG Risk Rating of “medium,” “low” or “negligible.” WACI measures a portfolio’s exposure to carbon intensive companies. Morningstar Sustainalytics’ ESG Risk Ratings assess the magnitude of a company’s unmanaged environmental, social and governance (“ESG”) risk, measured through evaluation of a set of material ESG issues based on both the company’s exposure to and management of those issues. The exposure dimension incorporates factors such as a company’s business model (including geographical aspects), financial strength and event history. The management dimension provides granularity to a company’s management strengths and weaknesses and assesses how well a company is managing the ESG risks it is exposed to. The exposure and management dimensions are placed side by side to determine unmanaged ESG risk and companies are assigned to one of five categories of unmanaged ESG risk ranging from negligible to severe. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.
The Fund pursues a “sustainable” investment strategy that takes into account ESG considerations. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies but also invests in small capitalization companies. A portion of the Fund’s securities are denominated principally in foreign currencies and typically are held outside the U.S.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.
The Fund incorporates the following ESG-related sustainability goals into its portfolio construction process:
1. Reduction in carbon emissions in alignment with the Paris-Aligned Investment Initiative’s Net Zero Investment Framework (“PAII NZIF”).
PAII NZIF is a framework and set of reference targets which serve as a guide and accountability mechanism ensuring that the decarbonization of the Fund’s portfolio is consistent with a “Net Zero” pathway. Net Zero pathways refer to science-based emissions, technology, and/or investment trajectories that limit global average temperature rise with sufficiently high probability. “Net Zero” is further defined in the PAII NZIF Implementation Guide (the “Implementation Guide”) which is available at this link: https://www.parisalignedassetowners.org/.
RIM utilizes the PAII NZIF as its primary target-setting framework for measuring the Fund’s Net Zero alignment, as described in the Implementation Guide. The PAII NZIF includes guidance on how to assess the strength and maturity of a company’s Net Zero target and performance against six core criteria – ambition, targets, emission performance, disclosure, decarbonization strategy and capital allocation alignment. RIM uses data from third-party climate-focused organizations to undertake this analysis. Using this data and proprietary modeling, RIM classifies each company in the Fund’s portfolio on a quarterly basis into the following categories (listed worst to best):
(i) Not Aligned to Net Zero: refers to companies without a commitment to decarbonize in a manner consistent with achieving global net zero.
(ii) Committed to Net Zero Alignment: refers to companies with a long term decarbonization goal consistent with achieving global net zero by 2050.
(iii) Aligning to Net Zero: refers to companies with emissions performance not equal to a contextually relevant net zero pathway. However, importantly they have science-based targets and a decarbonization plan and are thus ready to transition.
(iv) Aligned with a Net Zero Pathway: refers to companies which have science-based targets, a decarbonization plan and current absolute or emissions intensity at least equal to a relevant net zero pathway. This category broadly signifies that transition risk is being managed at a company level.
(v) Net Zero: refers to when companies meet all relevant criteria and have an emissions performance at net zero which can be expected to continue.
If RIM has insufficient data to make this determination about a company, it will be classified as not aligned to Net Zero.
RIM monitors the Fund’s holdings to ensure that the Fund’s holdings meet specified Net Zero alignment targets. RIM also measures the Fund’s decarbonization trajectory by monitoring the weighted average carbon dioxide equivalent emissions of the Fund’s holdings to ensure that Fund-level emissions decrease in line with a specified carbon emissions reduction target.
2. Exclusion of companies with significant involvement in certain activities that are considered harmful to the environment and/or society.
RIM excludes the following industries and activities from investment by the Fund: controversial weapons and companies with a significant involvement with oil sands, arctic oil and gas, shale energy, thermal coal, tobacco, gambling, adult entertainment or palm oil. Investments in companies involved in these industries or activities will be excluded where their exposure to the industry or activity exceeds exposure limits determined by RIM. RIM uses data provided by a third-party data provider to assess whether a company's exposure to an industry or activity is above the designated exposure limits. RIM’s exposure limits are based on the percentage of revenue a company derives from the aforementioned industries and activities, with additional climate transition (i.e., transition to a low carbon emission producing economy) criteria applied to thermal coal.

3. The Fund will only invest in companies that follow good governance practices by international standards.
RIM utilizes the services of a third-party data provider to assist it in identifying companies that are aligned to the United Nations Global Compact Principles (“UNGC Principles”). These companies are deemed by RIM as having good governance practices and therefore investable by the Fund. An assessment of UNGC Principle alignment includes a holistic assessment of core metrics for measuring a company’s governance practices, including company responsibility, labor relations, company management and the severity of impacts on stakeholders and/or the environment. Companies deemed to not be aligned with the UNGC Principles are placed on the Fund’s exclusions list. If a company is identified by the third-party data provider as not being aligned with the UNGC Principles, the company may still be investable by the Fund if RIM determines that it does follow good governance practices despite this UNGC Principle assessment.
The Fund’s money managers have a focus on sustainability issues, such as climate transition, pollution and waste management and the reduction of greenhouse gas emissions. In selecting the Fund’s money managers, RIM will assess the extent to and the effectiveness with which the Fund’s ESG-related sustainability goals are integrated into the investment processes of the money managers. Money managers may employ strategies that focus on companies with environmentally friendly business models or that operate in industries with low levels of pollution, strategies that focus on investing in solutions to climate change or social or environmental challenges or strategies that focus on improving companies' ESG practices by engaging directly with the company. Such strategies will be consistent with the Fund’s ESG-related sustainability goals.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM's allocation to each money manager's strategy. RIM then optimizes the portfolio based upon RIM’s proprietary portfolio construction process, seeking to identify the combination of securities that best achieves the Fund’s sustainability goals while minimizing transaction costs and deviation from the money managers’ security selection. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
In addition to the above, when constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, earnings and price volatility statistics and alignment with the Fund's sustainability goals. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an

ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets or (5) to facilitate the implementation of its investment strategy.
The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may also purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, country or region). RIM also optimizes this portion of the Fund’s portfolio based upon the Fund’s sustainability goals. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, exposes all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts and forward currency contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the MSCI ACWI Index or with market capitalization within the capitalization range of the MSCI ACWI Index. As of December 31, 2025, the market capitalization of such large and medium capitalization companies ranged from approximately $179.83 million to $4.53 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies and countries not included within the MSCI ACWI Index.
The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose values are based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
U.S. Strategic Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances. RIM may also manage portions of the Fund during transitions between money managers.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM's allocation to each money manager's strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:

●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The Fund may employ long-short equity strategies pursuant to which it enters into short sales. The Fund will take long positions in securities believed to offer attractive return potential and sell short securities expected to underperform. The Fund’s long-short strategies may include (i) 115/15 or 130/30 strategies, which are long-biased strategies that use the proceeds of short sales to purchase long positions in other securities, (ii) market neutral strategies, which seek to be neutral to market movements through equivalent long and short exposures, and (iii) other types of long-short strategies, which seek varying long and short exposures and may be long- or short-biased. The Fund may use derivatives to take long and short positions relative to the Fund’s long-short equity strategies with the objective of keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry or sector). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.

The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets or (4) to facilitate the implementation of its investment strategy.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. On April 30, 2025, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of such large and medium capitalization companies ranged from approximately $2 billion to $3.2 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.
In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to the U.S. based on other criteria or any of the foregoing criteria.  With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.

U.S. Small Cap Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of small capitalization U.S. companies, some of which are also considered micro capitalization U.S. companies.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances. RIM may also manage portions of the Fund during transitions between money managers.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM's allocation to each money manager's strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The Fund may employ long-short equity strategies pursuant to which it enters into short sales. The Fund will take long positions in securities believed to offer attractive return potential and sell short securities expected to underperform. The Fund’s long-short strategies may include (i) 115/15 or 130/30 strategies, which are long-biased strategies that use the proceeds of short sales to purchase long positions in other securities, (ii) market neutral strategies, which seek to be neutral to market movements through equivalent long and short exposures, and (iii) other types of long-short strategies, which seek varying long and short exposures and may be long- or short-biased. The Fund may use derivatives to take long and short positions relative to the Fund’s long-short equity strategies with the objective of keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.
Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry or sector). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets or (4) to facilitate the implementation of its investment strategy.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines small capitalization companies as those companies represented by the Russell 2000® Index or with market capitalization within the capitalization range of the Russell 2000® Index. The smallest 1,000 companies in the Russell 2000® Index and companies within the capitalization range of the smallest 1,000 companies in the Russell 2000® Index, as measured at its most recent reconstitution, are also considered micro capitalization companies. On April 30, 2025, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $119.4 million to $7.4 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 2000® Index.
In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to the U.S. based on other criteria or any of the foregoing criteria.  With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Multifactor International Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks issued by companies economically tied to developed markets countries, other than the U.S. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund’s investments span most of the developed nations of the world to maintain a high degree of diversification among countries and currencies. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in equity securities economically tied to developed market countries, other than the U.S. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies.
RIM seeks to achieve the Fund’s investment objective by managing the Fund’s overall exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, region, defensive or dynamic). The Fund’s desired exposures are generally based on RIM’s longer term strategic investment views on specific exposures (value, momentum, quality and lower volatility), as well as RIM’s short to intermediate term tactical views on a variety of matters such as the economy, interest rates, monetary policy, investment style cycles, sentiment and/or relative valuation opportunities. The Fund’s exposures are monitored and analyzed relative to the MSCI World ex USA Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the MSCI World ex USA Index over the short, intermediate or long term.

RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. The quantitative inputs may include historical risk, return, valuation and/or fundamental accounting-based characteristics or may be based on mathematical formulas utilizing statistical analyses. Additionally, quantitative tools, such as risk models and optimization may be used to construct the portfolio. Optimization typically includes the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs in order to estimate optimal portfolio positioning. RIM then qualitatively assesses these inputs based on its viewpoints that are derived from investment insights developed from internal and external data, information and opinions, historical returns and forecasting relative to market cycles, valuation signals (i.e., the comparison of valuation ratios such as price to book (the ratio of the market value of equity to the book value of equity) and price to sales (the ratio of the market value of equity to total revenue) of different market segments) and sentiment signals (analysis to determine investors’ attitudes toward different market segments) and risk/return analysis.
After RIM has determined the Fund’s desired exposures, RIM identifies baskets of stocks and determines their weights within the Fund in order to reflect those desired exposures. These baskets are generally comprised of stocks included in the MSCI World ex USA Index but may include or be entirely comprised of stocks not included in the MSCI World ex USA Index. The baskets are derived from various indexes, quantitative tools and/or rules-based processes designed to achieve desired exposures. RIM may replicate indexes or may utilize techniques such as optimization and/or substitution of index constituents to seek to efficiently gain desired portfolio exposures. RIM may also invest in index futures, index put or call options, currency forwards or exchange traded funds as a substitute for the purchase of stocks to achieve desired exposures, in pursuit of the Fund’s investment objective or for hedging purposes.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts and forward currency contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets or (5) to facilitate the implementation of its investment strategy.
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on RIM's judgment regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may invest in pooled investment vehicles, including other investment companies and exchange traded funds.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an

ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the MSCI World ex USA Index or with market capitalization within the capitalization range of the MSCI World ex USA Index. As of December 31, 2025, the market capitalization of such large and medium capitalization companies ranged from approximately $1.78 billion to $420.03 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies and countries not included within the MSCI World ex USA Index.
In determining if a security is economically tied to a developed market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to a developed market country based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to a developed market country if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a developed market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a developed market country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options (stock or stock index) to purchase common stock, futures contracts (stock or stock index) and index swaps.
International Developed Markets Fund
Investment Objective (Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in companies that are located in countries (other than the U.S.) with developed markets or that are economically tied to such countries. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies economically tied to or located in developed markets countries, other than the U.S., and in depositary receipts representing shares in such companies. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund’s investments span most of the developed nations of the world to maintain a high degree of diversification among countries and currencies. The Fund may invest in equity securities of companies that are economically tied to emerging market countries.

The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. However, stocks are not selected based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, country or region). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts and forward currency contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets or (5) to facilitate the implementation of its investment strategy.
The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may also purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.

The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the MSCI World ex USA Index or with market capitalization within the capitalization range of the MSCI World ex USA Index. As of December 31, 2025, the market capitalization of such large and medium capitalization companies ranged from approximately $1.78 billion to $420.03 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies and countries not included within the MSCI World ex USA Index.
In determining if a security is economically tied to or located in a developed market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. or “country of incorporation” of the issuer, respectively. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to or located in a developed market country based on other criteria or any of the foregoing criteria.  As a result, a security may be economically tied to or located in more than one country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to  or located in developed market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a developed market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a developed market country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Global Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. Under normal market conditions, the Fund will invest at least the lesser of 30% or the percentage of non-U.S. issuers in the MSCI World Index less 10%, and may invest up to 100%, of its assets in equity securities economically tied to countries other than the U.S. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund invests principally in large and medium capitalization companies, but also invests in small capitalization companies. However, stocks are not selected based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. A portion of the Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies.

RIM may change a Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances. RIM may also manage portions of the Fund during transitions between money managers.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM's allocation to each money manager's strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The Fund may employ long-short strategies pursuant to which it gains exposure to a portfolio of long and short equity securities through derivative positions. The Fund may also purchase equity securities to implement its long-short strategies. The Fund will take long positions in securities believed to offer attractive return potential and take short positions in securities expected to underperform. The Fund’s long-short strategies may include (i) 115/15, 130/30 or 150/50 strategies, which are long-biased strategies that use the proceeds of short exposures to gain long exposures in other securities, (ii) market neutral strategies, which seek to be neutral to market movements through equivalent long and short exposures, and (iii) other types of long-short strategies, which seek varying long and short exposures and may be long- or short-biased. The Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. The Fund will realize a gain if the security declines in price during that time. This result is the opposite of what one would expect from taking a long position in a security.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, country or region). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts and forward currency contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets or (5) to facilitate the implementation of its investment strategy.
The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may also purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as those companies represented by the MSCI World Index or with market capitalization within the capitalization range of the MSCI World Index. As of December 31, 2025, the market capitalization of such large and medium capitalization companies ranged from approximately $477.81 million to $4.53 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies and countries not included within the MSCI World Index.
The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
In determining if a security is economically tied to a country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to a non-U.S. country based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Emerging Markets Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in emerging market companies. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund principally invests in equity securities, including common stock and preferred stock, of companies that are economically tied to emerging markets countries, and in depositary receipts representing shares in such companies. These companies are referred to as “emerging market companies.”   The Fund invests in large, medium and small capitalization companies. However, stocks are not selected based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers economically tied to at least ten different emerging market countries.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies.

RIM may change a Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When  constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, country weightings, and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, country or region). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts and forward currency contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets or (5) to facilitate the implementation of its investment strategy.
The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may also purchase or sell foreign currencies, mainly through the use of forward currency contracts, for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
The Fund may invest in pooled investment vehicles, such as other investment companies and exchange traded funds, which have broader or more efficient access to shares of emerging market companies in certain countries.
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Emerging market countries also include frontier market countries, which are less developed than traditional emerging market countries.

As of December 31, 2025, the market capitalization of companies in the Fund’s benchmark, the MSCI Emerging Markets Index, an index which includes large, medium and small capitalization companies, ranged from approximately $179.83 million to $1.22 trillion. The Fund may invest in companies and countries not included within the MSCI Emerging Markets Index.
In determining if a security is economically tied to an emerging market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine a security is economically tied to an emerging market country based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to an emerging market country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is economically tied to an emerging market country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Tax-Managed U.S. Large Cap Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth on an after-tax basis.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in large capitalization companies economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large capitalization U.S. companies.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation primarily for the purpose of increasing the Fund’s tax-efficiency. RIM may also deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.

Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another, and attempts to choose money managers and allocate portfolio holdings to money managers in a way which is expected to help the Fund to provide long-term capital growth on an after-tax basis. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The Fund seeks to realize capital growth while considering shareholder tax consequences arising from its portfolio management activities. In its attention to the tax consequences of its investment decisions, the Fund differs from most equity mutual funds, which are managed to maximize pre-tax total return without regard to whether their portfolio management activities result in taxable distributions to shareholders.
The Fund is designed for long-term investors who seek to reduce the impact of taxes on their investment returns. The Fund is not designed for short-term investors or for tax-deferred investment vehicles such as IRAs and 401(k) plans.
The Fund selects and holds portfolio securities based on its assessment of their potential for long-term total returns. The Fund principally strives to realize the majority of its returns as long-term capital gains under U.S. tax laws. To do so, the Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if the Fund believes it is most appropriate in that case to do so or as a result of redemption activity.
RIM seeks to manage the impact of taxes through the use of active tax management strategies.  The active tax management strategies employed by RIM in its management of the Fund include taxable gain and loss harvesting activities (“tax loss harvesting”), capital gain deferral, tax lot management (which generally includes selling stocks with the highest tax cost first) and minimization of wash sales, where possible.
If large shareholder redemptions occur unexpectedly, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains. This could temporarily reduce the Fund’s tax efficiency. Over time, the Fund may hold individual securities that have appreciated so significantly that it would be difficult for the Fund to sell them without realizing net capital gains. Transitions between money manager strategies may also require the sale of portfolio securities resulting in the Fund realizing net capital gains. Corporate actions, such as mergers or acquisitions, related to portfolio securities held by the Fund may also result in the realization of capital gains.
When a shareholder redeems the Fund’s Shares, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains, impacting all shareholders. The Fund believes that multiple purchases and redemptions of Fund Shares by individual shareholders could adversely affect the Fund’s strategy of tax-efficiency and could reduce its ability to contain costs. The Fund further believes that short-term investments in the Fund are inconsistent with its long-term strategy. For this reason, the Fund will apply its general right to refuse any purchases by rejecting purchase orders from investors whose patterns of purchases and redemptions in the Fund are inconsistent with the Fund’s strategy.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry or sector). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets or (4) to facilitate the implementation of its investment strategy.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may invest in non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. The Fund typically invests in sponsored ADRs or GDRs but may also invest in unsponsored ADRs or GDRs.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large capitalization companies as those companies represented by the S&P 500® Index or with market capitalization within the capitalization range of the S&P 500® Index. As of December 31, 2025, the market capitalization of these companies ranged from approximately $5.54 billion to $4.53 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the S&P 500® Index.
In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to the U.S. based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Tax-Managed U.S. Mid & Small Cap Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth on an after-tax basis.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in medium and small capitalization companies economically tied to the U.S. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of medium and small capitalization U.S. companies.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation primarily for the purpose of increasing the Fund’s tax-efficiency. RIM may also deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks.

These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another, and attempts to choose money managers and allocate portfolio holdings to money managers in a way which is expected to help the Fund to provide long-term capital growth on an after-tax basis. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The Fund seeks to realize capital growth while considering shareholder tax consequences arising from its portfolio management activities. In its attention to the tax consequences of its investment decisions, the Fund differs from most equity mutual funds, which are managed to maximize pre-tax total return without regard to whether their portfolio management activities result in taxable distributions to shareholders.
The Fund is designed for long-term investors who seek to reduce the impact of taxes on their investment returns. The Fund is not designed for short-term investors or for tax-deferred investment vehicles such as IRAs and 401(k) plans.
The Fund selects and holds portfolio securities based on its assessment of their potential for long-term total returns. The Fund principally strives to realize the majority of its returns as long-term capital gains under U.S. tax laws. To do so, the Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if the Fund believes it is most appropriate in that case to do so or as a result of redemption activity.
RIM seeks to manage the impact of taxes through the use of active tax management strategies.  The active tax management strategies employed by RIM in its management of the Fund include taxable gain and loss harvesting activities (“tax loss harvesting”), capital gain deferral, tax lot management (which generally includes selling stocks with the highest tax cost first) and minimization of wash sales, where possible.
If large shareholder redemptions occur unexpectedly, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains. This could temporarily reduce the Fund’s tax efficiency. Over time, the Fund may hold individual securities that have appreciated so significantly that it would be difficult for the Fund to sell them without realizing net capital gains. Transitions between money manager strategies may also require the sale of portfolio securities resulting in the Fund realizing net capital gains. Corporate actions, such as mergers or acquisitions, related to portfolio securities held by the Fund may also result in the realization of capital gains.
When a shareholder redeems the Fund’s Shares, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains, impacting all shareholders. The Fund believes that multiple purchases and redemptions of Fund Shares by individual shareholders could adversely affect the Fund’s strategy of tax-efficiency and could reduce its ability to contain costs. The Fund further believes that short-term investments in the Fund are inconsistent with its long-term strategy. For this reason, the Fund will apply its general right to refuse any purchases by rejecting purchase orders from investors whose patterns of purchases and redemptions in the Fund are inconsistent with the Fund’s strategy.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry or sector). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.

The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets or (4) to facilitate the implementation of its investment strategy.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines medium and small capitalization companies as those companies represented by the Russell 2500™ Index or with market capitalization within the capitalization range of the Russell 2500™ Index. On April 30, 2025, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of such medium and small capitalization companies ranged from approximately $119.4 million to $18.6 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 2500™ Index.
In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to the U.S. based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to the U.S. if the underlying assets of the derivatives are (i) U.S. currency (or baskets or indexes of such currency); (ii) instruments or securities that are issued by the U.S. government or by an issuer economically tied to the U.S.; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to the U.S. as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Tax-Managed International Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long-term capital growth on an after-tax basis.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies economically tied to non-U.S. countries, including emerging market countries, and in depositary receipts representing shares in such companies. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund’s investments span most of the developed nations of the world to maintain a high degree of diversification among countries and currencies. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 100%, of its assets in equity securities economically tied to non-U.S. countries. The Fund may also invest in equity securities of U.S. companies.
The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. However, securities are not selected based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may vary from such aggregation primarily for the purpose of increasing the Fund’s tax-efficiency. This may include the purchase of depositary receipts as a substitute for recommended common stocks. RIM may also deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:
●
Growth Style emphasizes investments in equity securities of companies believed to have above-average earnings growth prospects.
●
Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.
●
Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.
●
Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.
●
Dynamic Style emphasizes investments in equity securities of companies believed to have higher than average stock price volatility and higher than average earnings variability.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another, and attempts to choose money managers and allocate the Fund’s assets to money managers’ strategies in a way which is expected to help the Fund to provide long-term capital growth on an after-tax basis. In addition, RIM may adjust allocations based on the Fund’s overall portfolio exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
The Fund seeks to realize capital growth while considering shareholder tax consequences arising from its portfolio management activities. In its attention to the tax consequences of its investment decisions, the Fund differs from most equity mutual funds, which are managed to maximize pre-tax total return without regard to whether their portfolio management activities result in taxable distributions to shareholders.
The Fund is designed for long-term investors who seek to reduce the impact of taxes on their investment returns. The Fund is not designed for short-term investors or for tax-deferred investment vehicles such as IRAs and 401(k) plans.
The Fund selects and holds portfolio securities based on its assessment of their potential for long-term total returns. The Fund principally strives to realize the majority of its returns as long-term capital gains under U.S. tax laws. To do so, the Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if the Fund believes it is most appropriate in that case to do so or as a result of redemption activity.
RIM seeks to manage the impact of taxes through the use of active tax management strategies.  The active tax management strategies employed by RIM in its management of the Fund include taxable gain and loss harvesting activities (“tax loss harvesting”), capital gain deferral, tax lot management (which generally includes selling stocks with the highest tax cost first) and minimization of wash sales, where possible.
If large shareholder redemptions occur unexpectedly, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains. This could temporarily reduce the Fund’s tax efficiency. Over time, the Fund may hold individual securities that have appreciated so significantly that it would be difficult for the Fund to sell them without realizing net capital gains. Transitions between money manager strategies may also require the sale of portfolio securities resulting in the Fund realizing net capital gains. Corporate actions, such as mergers or acquisitions, related to portfolio securities held by the Fund may also result in the realization of capital gains.
When a shareholder redeems the Fund’s Shares, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains, impacting all shareholders. The Fund believes that multiple purchases and redemptions of Fund Shares by individual shareholders could adversely affect the Fund’s strategy of tax-efficiency and could reduce its ability to contain costs. The Fund further believes that short-term investments in the Fund are inconsistent with its long-term strategy. For this reason, the Fund will apply its general right to refuse any purchases by rejecting purchase orders from investors whose patterns of purchases and redemptions in the Fund are inconsistent with the Fund’s strategy.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, country or region). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets or (5) to facilitate the implementation of its investment strategy.

The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager strategy or large redemptions resulting from rebalancing by asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include futures contracts and forward currency contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund's cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts or currency futures contracts. The Fund may also purchase or sell foreign currencies, mainly through the use of forward currency contracts or currency futures contracts, for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.
The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization companies as stocks of those companies represented by the MSCI ACWI ex USA Index or with market capitalization within the capitalization range of the MSCI ACWI ex USA Index. As of December 31, 2025, the market capitalization of such large and medium capitalization companies ranged from approximately $179.83 million to $1.22 trillion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies and countries not included within the MSCI ACWI ex USA Index.

In determining if a security is economically tied to a country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to a non-U.S. country based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Tax-Managed Real Assets Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth on an after-tax basis.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments related to real assets and real asset companies. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. The Fund considers an investment to be related to real assets or a real asset company if it is included in the Global Industry Classification Standard (“GICS”) real estate sector or one of the following GICS sub-industries: Agricultural & Farm Machinery, Agricultural Products & Services, Airport Services, Aluminum, Building Products, Cable & Satellite, Coal & Consumable Fuels, Construction & Engineering, Copper, Data Center REITs, Diversified Chemicals, Diversified Metals & Mining, Diversified REITs, Electric Utilities, Electrical Components & Equipment, Environmental & Facilities Services, Fertilizers & Agricultural Chemicals, Forest Products, Gas Utilities, Gold, Health Care REITs, Heavy Electrical Equipment, Highways & Railtracks, Hotel & Resort REITs, Independent Power Producers & Energy Traders, Industrial Conglomerates, Industrial Gases, Industrial REITs, Integrated Oil & Gas, Integrated Telecommunication Services, Internet Services & Infrastructure, Marine Ports & Services, Multi-Family Residential REITs, Multi-Utilities, Office REITs, Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil & Gas Exploration & Production, Oil & Gas Refining & Marketing, Oil & Gas Storage & Transportation, Other Specialized REITs, Packaged Foods & Meats, Paper & Plastic Packaging Products & Materials, Paper Products, Precious Metals & Minerals, Rail Transportation, Real Estate Development, Renewable Electricity, Retail REITs, Self Storage REITs, Semiconductor Materials & Equipment, Semiconductors, Single-Family Residential REITs, Specialty Chemicals, Steel, Telecom Tower REITs, Timber REITs or Water Utilities.
In an effort to provide equity-like returns over a market cycle while mitigating downside risk relative to equities, RIM allocates the Fund’s assets globally across the real assets group of industries, focusing on real estate, infrastructure, and natural resources. RIM intends to shift the Fund’s assets among the real asset group of industries based on RIM’s outlook on the business and economic cycle, relative market valuations and market sentiment. The Fund will concentrate its investments in equity securities of companies in the real assets group of industries.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-asset, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation primarily for the purpose of increasing the Fund’s tax-efficiency. This may include the purchase of depositary receipts as a substitute for recommended common stocks.  RIM may also deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
When  constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, country weightings, and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another, and attempts to choose money managers and allocate the Fund’s assets to money managers’ strategies in a way which is expected to help the Fund to provide long-term capital growth on an after-tax basis. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
The Fund seeks to realize capital growth while considering shareholder tax consequences arising from its portfolio management activities. In its attention to the tax consequences of its investment decisions, the Fund differs from most equity mutual funds, which are managed to maximize pre-tax total return without regard to whether their portfolio management activities result in taxable distributions to shareholders.
The Fund is designed for long-term investors who seek to reduce the impact of taxes on their investment returns. The Fund is not designed for short-term investors or for tax-deferred investment vehicles such as IRAs and 401(k) plans.
The Fund selects and holds portfolio securities based on its assessment of their potential for long-term total returns. The Fund principally strives to realize the majority of its returns as long-term capital gains under U.S. tax laws. To do so, the Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if the Fund believes it is most appropriate in that case to do so or as a result of redemption activity.
RIM seeks to manage the impact of taxes through the use of active tax management strategies.  The active tax management strategies employed by RIM in its management of the Fund include taxable gain and loss harvesting activities (“tax loss harvesting”), capital gain deferral, tax lot management (which generally includes selling stocks with the highest tax cost first), minimization of wash sales and dividend yield management, where possible.
If large shareholder redemptions occur unexpectedly, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains. This could temporarily reduce the Fund’s tax efficiency. Over time, the Fund may hold individual securities that have appreciated so significantly that it would be difficult for the Fund to sell them without realizing net capital gains. Transitions between money manager strategies may also require the sale of portfolio securities resulting in the Fund realizing net capital gains. Corporate actions, such as mergers or acquisitions, related to portfolio securities held by the Fund may also result in the realization of capital gains.

When a shareholder redeems the Fund’s Shares, the Fund could be required to sell portfolio securities resulting in its realization of net capital gains, impacting all shareholders. The Fund believes that multiple purchases and redemptions of Fund Shares by individual shareholders could adversely affect the Fund’s strategy of tax-efficiency and could reduce its ability to contain costs. The Fund further believes that short-term investments in the Fund are inconsistent with its long-term strategy. For this reason, the Fund will apply its general right to refuse any purchases by rejecting purchase orders from investors whose patterns of purchases and redemptions in the Fund are inconsistent with the Fund’s strategy.
The Fund may invest in equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties or from interest payments on real estate-related loans. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all its taxable income to such shareholders. REIT-like entities organized outside of the U.S. have operations and receive entity-level tax treatment similar to that of U.S. REITs. By investing in REITs and REIT–like entities indirectly through the Fund, a shareholder will bear expenses of the REITs and REIT-like entities in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies.
The Fund may invest in equity securities issued by U.S. and non-U.S. infrastructure companies, which are companies that are engaged in the infrastructure business. A company is considered to be engaged in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business are involved in, among other things, (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates.
The Fund may invest in equity securities issued by U.S. and non-U.S. natural resources and natural resources-related companies. Generally, these are companies principally engaged in owning or developing natural resources, or supplying goods, technology and services relating to natural resources. These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in, or owning natural resources, and companies providing environmental services. The Fund normally invests in companies in a variety of natural resource related fields, such as energy, chemicals, oil, gas, paper, mining, steel or agricultural products.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
A portion of the Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. With respect to non-U.S. securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts or currency futures contracts.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.

The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets or (5) to facilitate the implementation of its investment strategy.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, country, region, currency or commodity). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager strategy or large redemptions resulting from rebalancing by asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts and swaps. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
Opportunistic Credit Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide total return.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in credit-related investments. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Credit-related investments are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the holders the principal amount borrowed and generally to pay interest. The Fund considers credit-related investments to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. RIM may hire money managers to pursue a particular investment focus, such as specialization in certain sectors or strategies, or may hire money managers to invest across multiple sectors or strategies. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM allocates most of the Fund’s assets to multiple money managers unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the Fund's cash balances and may manage portions of the Fund during transitions between money managers.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment expertise, investment approach, and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, credit quality allocations, magnitude of sector shifts and duration movements. Duration is a measure of sensitivity of a bond’s price to interest rate changes and not time. For example, a duration of three years means that if interest rates rise by 1%, the bond’s price would be expected to fall by 3%, and if interest rates fall by 1%, the bond’s price would be expected to rise by 3%. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
The Fund invests in various tactical global bond opportunities including high yield fixed income securities, emerging markets debt securities (including Brady Bonds), U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality (including emerging markets sovereign debt) and investment grade fixed income securities. The Fund invests across the globe and selects instruments believed to have favorable risk/return characteristics regardless of the country an issuer is economically tied to. The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in developed and emerging markets debt securities. Although the Fund expects to maintain an intermediate- to long-weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.
The Fund may also purchase loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. Such investments may also be unrated, in which case the Fund relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The Fund may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt. Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans. Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions.
The Fund may invest, without limitation, in debt securities that are rated below investment grade, (commonly referred to as “high-yield” or “junk bonds”) as determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or in unrated securities judged to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation. The Fund’s investments may include debt securities that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an NRSRO (“distressed securities”).
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies. The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters), or through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may use correlated currencies or a basket of correlated currencies to hedge currency exposure that may be too costly to hedge directly or otherwise difficult to hedge for reasons such as capital controls.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate, index and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The Fund may also enter into spot and forward currency contracts to facilitate settlement of securities transactions.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
With respect to the portion of the Fund managed by RIM, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, capitalization size, sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning or interest rates). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An increase in the Fund's cash balances in anticipation of a transition to a new money manager or large redemptions may be significant and may persist for an extended period of time. The Fund may have a relatively high cash reserve balance to enable effective management of cash flows in light of anticipated relatively high price volatility of the Fund’s holdings. The Fund may hold additional cash in connection with its investment strategy.
The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include total return swaps, index credit default swaps and to be announced (“TBA”) securities. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income, and may at times invest cash in fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the U.S. Cash Management Fund.
Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign fixed income securities, which may be referred to as local access products or participation notes.  Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
The Fund may invest in convertible securities, which can be bonds, notes, debentures, preferred stock or other securities that entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. The Fund may invest in contingent convertible securities, which provide for mandatory conversion into common stock of the issuer under certain circumstances. In connection with its investments in convertible securities, the Fund may invest in equity-related derivatives for hedging purposes.
The Fund may invest in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, residential mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage-backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages.
The Fund may invest in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.
The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).
The Fund may invest in commercial paper, including asset-backed commercial paper.
The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
Long Duration Bond Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide total return.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
The Fund invests principally in long duration bonds and defines long duration as durations greater than 9 years. The duration of the Fund’s portfolio will typically be within one year of the duration of the ICE BofA 10-15 Year US Treasury Index, which was 10.85 years as of December 31, 2025, but may vary up to two years from the Index’s duration. Duration is a measure of sensitivity of a bond’s price to interest rate changes and not time. For example, a duration of three years means that if interest rates rise by 1%, the bond’s price will fall by 3%, and if interest rates fall by 1%, the bond’s price will rise by 3%. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. The Fund has no restrictions on individual security duration.
The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio.
RIM seeks to achieve the Fund’s investment objective by managing the Fund’s overall exposures (such as duration, sector, industry, region, currency, credit quality, yield curve positioning or interest rates). The Fund’s desired exposures are generally based on RIM’s longer term strategic investment views on specific exposures (duration, yield curve positioning, credit spreads and currency), as well as RIM’s short to intermediate term tactical views on a variety of matters such as the economy, interest rates, fiscal and monetary policy, sentiment and/or relative valuation opportunities. The Fund’s exposures are monitored and analyzed relative to the ICE BofA 10-15 Year US Treasury Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the ICE BofA 10-15 Year US Treasury Index over the short, intermediate or long term.
RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. The quantitative inputs may include historical risk, return, valuation and/or fundamental accounting-based characteristics or may be based on mathematical formulas utilizing statistical analyses. Additionally, quantitative tools, such as risk models and optimization may be used to construct the portfolio. Optimization typically includes the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs in order to estimate optimal portfolio positioning. RIM then qualitatively assesses these inputs based on its viewpoints that are derived from investment insights developed from internal and external data, information and opinions, historical returns and forecasting relative to market cycles, valuation signals (e.g, credit spreads versus historical norms, relative real (net of expected inflation) yield among government bonds and currency comparisons to purchasing power parity) and sentiment signals (analysis to determine investors’ attitudes toward different market segments) and risk/return analysis.
After RIM has determined the Fund’s desired exposures, RIM invests the Fund’s assets in a variety instruments, including securities of issuers in a variety of sectors of the fixed income market and fixed income and currency derivatives, in order to reflect those desired exposures. RIM may replicate indexes or may utilize techniques such as optimization and/or substitution of index constituents to seek to efficiently gain desired portfolio exposures.
The Fund may invest in fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by any U.S. government agency or instrumentality, municipal debt obligations, U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations). Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.
Although the Fund expects to maintain an intermediate-to long-weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies. The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters), or through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including index swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The Fund may invest in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, residential mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund may also have exposure to non-agency mortgage-backed securities, including to Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund may also invest in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An increase in the Fund's cash balances in anticipation of large redemptions may be significant and may persist for an extended period of time. The Fund may hold additional cash in connection with its investment strategy.
The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts, TBAs and swaps. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Strategic Bond Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide total return.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. RIM may hire money managers to pursue a particular investment focus, such as specialization in certain sectors or strategies, or may hire money managers to invest across multiple sectors or strategies. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM allocates most of the Fund’s assets to multiple money managers unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the Fund's cash balances and may manage portions of the Fund during transitions between money managers.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment expertise, investment approach, and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. Duration is a measure of sensitivity of a bond’s price to interest rate changes and not time. For example, a duration of three years means that if interest rates rise by 1%, the bond’s price would be expected to fall by 3%, and if interest rates fall by 1%, the bond’s price would be expected to rise by 3%. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the Fund may identify sectors of the fixed income market believed to be undervalued and focus its investments in those sectors. These sectors will differ over time. The Fund may attempt to anticipate shifts in interest rates and hold securities it expects to perform well in relation to market indexes as a result of such shifts.
The Fund may invest in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, residential mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.
The Fund may invest in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.
The Fund may invest in debt securities that are rated below investment grade, (commonly referred to as “high-yield” or “junk bonds”) as determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or in unrated securities judged to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation. The Fund’s investments may include debt securities that are the subject of bankruptcy proceedings, in default as to the payment of principal or interest, or rated in the lowest rating category by an NRSRO (“distressed securities”).
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies. The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters), or through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate, index and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The duration of the Fund’s portfolio will typically be within one year of the duration of the Bloomberg U.S. Aggregate Bond Index, which was 5.98 years as of December 31, 2025, but may vary up to two years from the Index’s duration. The Fund has no restrictions on individual security duration. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.
The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio.

A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments.  Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds.  Such investments may also be unrated, in which case the Fund relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The Fund may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt.  Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans.  Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy.  Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions.
The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.
The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).
The Fund may invest in commercial paper, including asset-backed commercial paper.
With respect to the portion of the Fund managed by RIM, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, capitalization size, sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning or interest rates). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An increase in the Fund's cash balances in anticipation of a transition to a new money manager or large redemptions may be significant and may persist for an extended period of time. The Fund may hold additional cash in connection with its investment strategy.
The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts, TBAs and swaps. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income, and may at times invest cash in fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the U.S. Cash Management Fund.
The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
Investment Grade Bond Fund
Investment Objective (Fundamental)
The Fund seeks to provide current income and the preservation of capital.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investment grade bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund considers “investment grade” to mean either that a nationally recognized statistical rating organization (“NRSRO”) (for example, Moody’s Investor Service, Inc., Standard & Poor’s Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better or the securities have been determined to be of comparable quality.
The Fund will invest principally in securities of “investment grade” quality at the time of purchase. However, higher rated debt securities, including investment grade bonds, are also subject to volatility and a risk of default. As a result, the Fund may hold debt securities that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an NRSRO (“distressed securities”).
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. RIM may hire money managers to pursue a particular investment focus, such as specialization in certain sectors or strategies, or may hire money managers to invest across multiple sectors or strategies. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM allocates most of the Fund’s assets to multiple money managers unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the Fund's cash balances and may manage portions of the Fund during transitions between money managers.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment expertise, investment approach, and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. Duration is a measure of sensitivity of a bond’s price to interest rate changes and not time. For example, a duration of three years means that if interest rates rise by 1%, the bond’s price would be expected to fall by 3%, and if interest rates fall by 1%, the bond’s price would be expected to rise by 3%. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the Fund may focus its investments in sectors of the fixed income market that RIM or the money managers believe are undervalued. These sectors will differ over time. The Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts.
The Fund may invest in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, residential mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.
The Fund may invest in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies. The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters), or through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate, index and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The duration of the Fund’s portfolio will typically be within one year of the duration of the Bloomberg U.S. Aggregate Bond Index, which was 5.98 years as of December 31, 2025, but may vary up to two years from the Index’s duration. The Fund has no restrictions on individual security duration. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.
The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
The Fund purchases loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness.
The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.
The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).
The Fund may invest in commercial paper, including asset-backed commercial paper.
With respect to the portion of the Fund managed by RIM, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, capitalization size, sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning or interest rates). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An increase in the Fund's cash balances in anticipation of a transition to a new money manager or large redemptions may be significant and may persist for an extended period of time. The Fund may hold additional cash in connection with its investment strategy.
The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts, TBAs and swaps. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income, and may at times invest cash in fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the U.S. Cash Management Fund.
The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
Short Duration Bond Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
The Fund invests principally in short duration bonds and defines short duration as a duration ranging from zero to three years. The duration of the Fund’s portfolio will typically be within one year of the duration of the ICE BofA 1-3 Year US Treasury Index, which was 1.83 years as of December 31, 2025, but may vary up to two years from the Index’s duration. Duration is a measure of sensitivity of a bond’s price to interest rate changes and not time. For example, a duration of three years means that if interest rates rise by 1%, the bond’s price will fall by 3%, and if interest rates fall by 1%, the bond’s price will rise by 3%. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. The Fund has no restrictions on individual security duration.
The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. RIM may hire money managers to pursue a particular investment focus, such as specialization in certain sectors or strategies, or may hire money managers to invest across multiple sectors or strategies. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM allocates most of the Fund’s assets to multiple money managers unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the Fund's cash balances and may manage portions of the Fund during transitions between money managers.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment expertise, investment approach, and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models

(mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
The Fund invests in securities of issuers in a variety of sectors of the fixed income market. For example, the Fund may focus its investments in sectors of the fixed income market believed to be undervalued. These sectors will differ over time. The Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts.
The Fund may invest in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, residential mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund has exposure to non-agency mortgage backed securities, which may include Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund also invests in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables, and collateralized loan obligations.
The Fund may invest in U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.
The Fund may invest in debt securities that are rated below investment grade, (commonly referred to as “high-yield” or “junk bonds”) as determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or in unrated securities judged to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies. The Fund’s currency investments may seek returns through the identification of global macroeconomic and investment themes that impact financial markets, including themes specific to the currency market (e.g., exchange rate valuation), themes from other markets (such as equity, interest rate or commodity markets), or themes that relate to domestic or global economic events or external shocks (such as political events or natural disasters), or through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and foreign currency and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), forward foreign currency contracts, swap agreements (including interest rate, index and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated.
The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).
The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.
The Fund may invest in commercial paper, including asset-backed commercial paper.
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
With respect to the portion of the Fund managed by RIM, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, capitalization size, sector, industry, currency, credit or mortgage exposure or country risk, yield curve positioning or interest rates). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An increase in the Fund's cash balances in anticipation of a transition to a new money manager or large redemptions may be significant and may persist for an extended period of time.
The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives (also known as “equitization”), which typically include exchange traded fixed income futures contracts and swaps. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income, and may at times invest cash in fixed income securities with a typical average portfolio duration of approximately two years and individual effective maturities of up to six years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the U.S. Cash Management Fund.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country.
Tax-Exempt High Yield Bond Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide a high level of current income that is exempt from federal tax, and as a secondary objective, total return.
Principal Investment Strategies
The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in fixed income investments the income from which is exempt from federal income tax. This fundamental policy can only be changed by a vote of the shareholders of the Fund. The 80% investment requirement applies at the time the Fund invests its assets.
The Fund invests principally in municipal debt obligations providing federal tax-exempt interest income. Specifically, these obligations are debt obligations issued by states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects. The Fund may invest up to 20% of the value of its net assets plus borrowings for investment purposes in municipal debt securities, the income on which is subject to federal income tax, including the alternative minimum tax. Most of the Fund's earnings may be subject to state and local taxes.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach for the Fund. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM allocates most of the Fund’s assets to multiple money managers unaffiliated with RIM. RIM manages the Fund’s cash balances and may manage portions of the Fund during transitions between money managers.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment expertise, investment approach, and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. Duration is a measure of sensitivity to interest rate changes and not time. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
The Fund generally intends to invest a substantial portion of its assets in medium- to low-quality municipal debt securities (including below investment grade municipal debt securities) as rated by one or more nationally recognized statistical rating organizations (“NRSROs”) (municipal debt securities rated BBB+ or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or Baa1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)), or, if unrated, judged to be of comparable quality. The Fund reserves the right to invest a lesser amount of its net assets in medium to low-quality municipal debt securities if it is determined that there is insufficient supply of such obligations available for investment.

The Fund generally expects to invest between 20% and 80% of its assets in municipal debt securities that are rated below investment grade by one or more NRSROs (municipal debt securities rated below BBB- by S&P or Fitch, or below Baa3 by Moody’s and commonly referred to as “high-yield” or “junk bonds”) or in unrated securities judged to be of comparable quality. Junk bonds, and to a lesser extent other types of bonds, may be purchased at a discount and thereby provide opportunities for capital appreciation.
The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund may invest in commercial paper.
The Fund may invest in puts, stand-by commitments and demand notes (including variable rate demand notes).
The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate, index and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by asset allocation programs. An increase in the Fund's cash balances in anticipation of a transition to a new money manager or large redemptions may be significant and may persist for an extended period of time. RIM generally invests the Fund’s U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income. Dividends from the Fund’s investments in the unregistered fund and other taxable instruments are treated as taxable income by the Fund’s shareholders.
Tax-Exempt Bond Fund
Investment Objective (Fundamental)
The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.
Principal Investment Strategies
The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax. This fundamental policy can only be changed by a vote of the shareholders of the Fund. The 80% investment requirement applies at the time the Fund invests its assets.
The Fund invests principally in investment grade municipal debt obligations providing federal tax-exempt interest income. Specifically, these obligations are debt obligations issued by states, territories and possessions of the U.S. and the

District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities to obtain funds to support special government needs or special projects. An investment grade quality obligation is one that either a nationally recognized statistical rating organization (for example, Moody’s Investor Service, Inc, Standard & Poor’s Rating Service or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the securities have been determined to be of comparable quality. However, higher rated debt obligations, including investment grade municipal debt obligations, may also be subject to volatility and a risk of default. The Fund may invest up to 20% of the value of its net assets plus borrowings for investment purposes in municipal debt securities, the income on which is subject to federal income tax. Most of the Fund’s earnings may be subject to state and local taxes.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach for the Fund. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM allocates most of the Fund’s assets to multiple money managers unaffiliated with RIM. RIM manages the Fund’s cash balances and may manage portions of the Fund during transitions between money managers.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment expertise, investment approach, and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. Duration is a measure of sensitivity to interest rate changes and not time. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
The Fund may invest in municipal debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”) as determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or in unrated securities judged to be of comparable quality.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund may invest in commercial paper.
The Fund may invest in puts, stand-by commitments and demand notes (including variable rate demand notes). The Fund may invest in fixed income securities issued or guaranteed by the U.S. government (including zero coupon securities). Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future.
The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and Treasury futures, and enter into options, when-issued transactions (also called forward commitments), swap agreements (including interest rate, index and currency swaps) or swaptions (1) as a substitute for holding securities directly, (2) for hedging purposes, (3) to take a net short position with respect to certain issuers, sectors or markets, (4) to facilitate the implementation of its investment strategy, or (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by asset allocation programs. An increase in the Fund's cash balances in anticipation of a transition to a new money manager or large redemptions may be significant and may persist for an extended period of time. RIM generally invests the Fund’s U.S. cash in short-term investments, including variable rate demand notes and short-duration municipal debt obligations.
Global Infrastructure Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term growth of capital and current income.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. A company is considered to be engaged in the infrastructure business if it is included in one of the following Global Industry Classification Standard (“GICS”) sub-industries: Airport Services, Cable & Satellite, Construction & Engineering, Data Center REITs, Electric Utilities, Environmental & Facilities Services, Gas Utilities, Health Care REITs, Highways & Railtracks, Independent Power Producers & Energy Traders, Industrial Conglomerates, Industrial REITs, Integrated Telecommunication Services, Internet Services & Infrastructure, Marine Ports & Services, Multi-Utilities, Oil & Gas Exploration & Production, Oil & Gas Storage & Transportation, Rail Transportation, Real Estate Development, Renewable Electricity, Telecom Tower REITs or Water Utilities. Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business are involved in, among other things, (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates.
The Fund invests principally in equity securities, including common stocks, of listed infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the Fund selects securities of companies believed to have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located. Under normal market conditions, the Fund will invest at least the lesser of 40% or the percentage of non-U.S. issuers in the S&P® Global Infrastructure Index less 10%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may invest in equity securities of companies that are economically tied to emerging market countries. The Fund may invest in large, medium or small capitalization companies. The Fund does not select stocks based on the capitalization size of the company but rather on the relative attractiveness of the investment company.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money managers.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, infrastructure sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
A portion of the Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S.
With respect to non-U.S. securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear the expenses of the REITs in addition to expenses of the Fund.
The Fund may purchase depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and more liquidity (including with respect to the number of market participants and/or transactions) than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidences ownership of either foreign or domestic securities. The Fund typically invests in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, country or region). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets or (5) to facilitate the implementation of its investment strategy.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts. This exposure will not be specific to infrastructure companies as there is no appropriate derivative instrument available that represents exposure to the Fund’s benchmark. This is intended to cause the Fund to perform as though its cash were actually invested in the broad global equity markets. RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine a security is economically tied to a non-U.S. country based on other criteria or any of the foregoing criteria. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options to purchase common stock, futures contracts (stock or stock index) and index swaps.
The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Global Real Estate Securities Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide current income and long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in real estate securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”) economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund considers a company to be a real estate company if it is included in the Global Industry Classification Standard (“GICS”) real estate sector.
The Fund invests principally in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and their revenue principally consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties or from interest payments on real estate-related loans. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all its taxable income to such shareholders. REIT-like entities organized outside of the U.S. have operations and receive entity-level tax treatment similar to that of U.S. REITs. By investing in REITs and REIT–like entities indirectly through the Fund, a shareholder will bear expenses of the REITs and REIT-like entities in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies, such as real estate operating companies. The Fund may invest in large, medium or small capitalization companies. Stocks are not selected based on the capitalization size of a company but rather on the relative attractiveness of the individual opportunity.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
When  constructing the Fund's portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)), as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, property type and geographic weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
A portion of the Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. While the Fund spreads its investments across the globe, the Fund selects securities of companies believed to have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located.

The Fund invests in companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. Under normal market conditions, the Fund will invest at least the lesser of 30% or the percentage of non-U.S. issuers in the FTSE EPRA Nareit Developed Index less 10%, and may invest up to 100%, of its assets in securities of issuers economically tied to non-U.S. countries. The Fund may also invest in equity securities of companies that are economically tied to emerging market countries.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, country or region). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell futures and forwards contracts and enter into options, swap agreements and swaptions (1) as a substitute for holding securities directly, (2) to manage country and currency exposure, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets or (5) to facilitate the implementation of its investment strategy.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain real estate securities markets or, where there is no appropriate instrument that represents exposure to the various components of the Fund's benchmark, broad global equity markets by purchasing equity securities and/or derivatives (also known as “equitization”), which typically include index futures contracts and swaps. This is intended to cause the Fund to perform as though its cash were actually invested in these markets. Due to the lack of availability of appropriate instruments for certain markets, this exposure will result in returns that are different than that of the Fund's benchmark(s) for the cash portion of the portfolio. RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income.
With respect to non-U.S. real estate securities, the Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
In determining if a security is economically tied to a non-U.S. country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. An issuer’s “country of risk” is determined based on several criteria, including, but not limited to, an issuer’s country of domicile, the primary exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived and an issuer’s reporting currency. However, the Fund’s portfolio manager may determine that a security is economically tied to a non-U.S. country based on other criteria or any of the foregoing criteria.  With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivatives are (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments or by an issuer economically tied to a non-U.S. country as described above; or (iii) for certain money market instruments, if either the issuer or the guarantor of such money market instrument is an issuer economically tied to a non-U.S. country as described above.
Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as synthetic foreign equity securities, convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Multi-Strategy Income Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide a high level of current income and, as a secondary objective, long-term capital growth.
Principal Investment Strategies
The Fund seeks to achieve its objective by principally investing in a range of diversified income-producing investments. The Fund will typically pursue strategies and invest in instruments which have historically produced a significant portion of their total return from income. The Fund may invest in a broad range of instruments, markets and asset classes economically tied to U.S., non-U.S. and emerging markets countries.
The Fund’s target strategic asset allocation is 40% to global equity or equity-related securities or instruments, including equity securities of real assets-related companies, and 60% global fixed income or fixed income-related securities or instruments, including high yield and emerging markets debt. However, the Fund is not required to allocate its investments in any set proportion and RIM will dynamically manage the Fund’s asset allocation based on market conditions generally by up to plus/minus 10% from the Fund’s target strategic asset allocations.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-asset, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances. RIM may also manage portions of the Fund during transitions between money managers.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may vary from such aggregation primarily for the purpose of increasing trading efficiencies. RIM may also deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include asset class allocations, preferred asset class positioning and contribution to overall portfolio characteristics. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, country weightings, earnings and price volatility statistics, yield, liquidity, credit quality, and duration. RIM also considers the expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)) and the manner in which money managers’ historical and expected investment returns, as well as the historical and expected returns of asset classes, correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
The Fund invests in equity securities of issuers of any market capitalization economically tied to U.S. and non-U.S. countries, including emerging markets countries. Equity securities in which the Fund invests include common stocks, preferred stocks, stocks of real assets-related companies, partnership interests, depositary receipts and equity-related securities or instruments whose value is based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps.
Real assets-related companies include real estate- (both equity and mortgage real estate investment trusts (“REITs”)) and infrastructure-related companies. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business are involved in, among other things, (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates.
Convertible securities can be bonds, notes, debentures, preferred stock or other securities that entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. The Fund may invest in contingent convertible securities, which provide for mandatory conversion into common stock of the issuer under certain circumstances.
The Fund may also invest in fixed income securities of any credit quality and maturity. The Fund may invest in U.S. and non-U.S. corporate fixed income securities and fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) or by non-U.S. governments, or by their respective agencies and instrumentalities, as well as in emerging markets debt securities. The Fund may invest, without limitation, in fixed income securities or instruments that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), in unrated securities judged to be of comparable quality, and in the lowest-rated fixed income securities. The Fund’s investments may include debt securities that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a nationally recognized statistical rating organization (“distressed securities”). The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The Fund may also invest in demand notes.
The Fund may purchase loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. Such investments may also be unrated, in which case the Fund relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The Fund may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt. Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans. Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions.

The Fund may invest a portion of its assets in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, residential mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund may also have exposure to non-agency mortgage-backed securities, including to Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund may also invest in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables and collateralized loan obligations (“CLOs”). CLOs are special purpose entities that are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and foreign currency and Treasury futures, and enter into options, swaps and swaptions. The Fund may invest in derivatives (1) as a substitute for holding securities directly, (2) to facilitate the implementation of its investment strategy, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets, (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio, or (6) to manage the Fund’s asset class, country and currency exposures. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return or to manage Fund risks. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The Fund may purchase and sell foreign currency forward contracts for hedging purposes or to manage the Fund’s currency exposures.
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies.  The Fund’s currency investments may seek returns through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The Fund may invest in pooled investment vehicles, including other investment companies and exchange traded funds. The Fund may also invest in affiliated investment companies.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as volatility, momentum, value, growth, quality, capitalization size, industry, sector, region, currency, credit or mortgage exposure, country risk, yield curve positioning or interest rates). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
The Fund, like any mutual fund, maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.

The Fund may expose all or a portion of its cash to the performance of certain markets by purchasing equity securities, fixed income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts or exchange traded fixed income futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may also use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income, and at times may invest cash in fixed income securities with an average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the U.S. Cash Management Fund.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a commercial bank, broker or dealer and simultaneously agrees to repurchase such security at an agreed upon price and date.
The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Emerging market countries also include frontier market countries, which are less developed than traditional emerging market countries.
Multi-Asset Strategy Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term total return with lower volatility than equity markets.
Principal Investment Strategies
In an effort to provide equity-like total return over a market cycle while mitigating downside risk and volatility relative to equities, RIM allocates the Fund’s assets across a broad range of instruments, asset classes and strategies. To seek to achieve the Fund’s objective, RIM dynamically manages the Fund’s positioning based on RIM’s outlook on the business and economic cycle, relative market valuations and market sentiment. By evolving the Fund’s positioning away from sectors with higher relative valuations and towards those believed to present more attractive opportunities, RIM attempts to reduce the Fund’s downside risk and enable the Fund to provide long term total return from a diverse range of potential investments.
The Fund’s target strategic asset allocation is 60% to global equity or equity-related securities or instruments, including equity securities of real assets-related companies, and 40% global fixed income or fixed income-related securities or instruments, including high yield debt. However, the Fund is not required to allocate its investments in any set proportion and RIM will dynamically manage the Fund’s asset allocation based on market conditions generally by up to plus/minus 10% from the Fund’s target strategic asset allocations.
The Fund’s global equity investments span developed and emerging markets and may include real estate and infrastructure companies. The Fund’s global fixed income investments may include government and corporate debt, U.S., non-U.S. and emerging markets debt, investment grade and high yield debt, and mortgage-backed and asset-backed securities. The Fund’s fixed income portfolio is expected to include a significant allocation to return-seeking fixed income investments.

RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-asset, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. RIM may change a Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances. RIM may also manage portions of the Fund during transitions between money managers.
With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then implements the portfolio consistent with the aggregation of the model portfolios, but may vary from such aggregation primarily for the purpose of increasing trading efficiencies. RIM may also deviate from such aggregation for the purposes of exposure and transaction cost management. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.
When constructing the Fund’s portfolio, including determining how to allocate the Fund’s assets among itself and the money managers’ strategies, RIM considers a variety of factors that impact the Fund’s return potential and portfolio risks. These factors include asset class allocations, preferred asset class positioning and contribution to overall portfolio characteristics. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, country weightings, earnings and price volatility statistics, yield, liquidity, credit quality, and duration. RIM also considers the expected return potential of a money manager relative to its assigned benchmark (which may differ from the Fund’s benchmark(s)) and the manner in which money managers’ historical and expected investment returns, as well as the historical and expected returns of asset classes, correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.
Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects securities using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects securities based upon its research and analysis of a variety of factors and may also incorporate quantitative investment models in its process.
The Fund may invest in equity securities of issuers of any market capitalization economically tied to U.S. and non-U.S. countries, including emerging markets countries. Equity securities in which the Fund invests include common stocks, preferred stocks, stocks of real assets-related companies, partnership interests, depositary receipts and equity-related securities or instruments whose value is based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index) and index swaps. Convertible securities can be bonds, notes, debentures, preferred stock or other securities that entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. The Fund may invest in contingent convertible securities, which provide for mandatory conversion into common stock of the issuer under certain circumstances.
Real assets-related companies include real estate- (both equity and mortgage real estate investment trusts (“REITs”)) and infrastructure-related companies. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Companies in the infrastructure business are involved in, among other things, (1) the generation, transmission and distribution of electric energy; (2) the storage, transportation and distribution of natural resources, such as natural gas, used to produce energy; (3) alternative energy sources; (4) the building, operation and maintenance of highways, toll roads, tunnels, bridges and parking lots; (5) the building, operation and maintenance of airports and ports, railroads and mass transit systems; (6) telecommunications, including wireless and cable networks; (7) water treatment and distribution; and (8) other public services such as health care and education. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates.
The Fund may invest in fixed income securities of any credit quality and maturity. The Fund may invest in U.S. and non-U.S. corporate fixed income securities and fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) or by non-U.S. governments, or by their respective agencies and instrumentalities, as well as in emerging markets debt securities. The Fund may invest, without limitation, in fixed income securities or instruments that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), in unrated securities judged to be of comparable quality, and in the lowest-rated fixed income securities. The Fund’s investments may include debt securities that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a nationally recognized statistical rating organization (“distressed securities”). The Fund’s investments may include variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates.
Some of the securities in which the Fund invests may be supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.
The Fund may purchase loans and other direct indebtedness entitling the Fund to payments of interest, principal and/or other amounts due under the structure of the loan or other indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments.  Such investments are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds.  Such investments may also be unrated, in which case the Fund relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The Fund may invest in senior secured floating rate loans or debt and second lien or other subordinated or unsecured floating rate loans or debt.  Senior secured loans or debt are secured by specific collateral of the borrower and are senior to most other securities of the borrower in the event the borrower goes bankrupt. Second lien and subordinated loans or debt rank after senior obligations of the borrower in the event of bankruptcy and typically have a lower credit rating and therefore higher yield than senior secured loans.  Unsecured loans or debt are not secured by specific collateral of the borrower in the event of bankruptcy.  Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal or in the performance of certain covenants or agreements and/or have uncertain financial conditions.
The Fund may invest in mortgage related securities including mortgage-backed securities, collateralized mortgage obligations, residential mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities, to be announced (“TBA”) securities, interest only and inverse interest only mortgage-backed securities, principal only mortgage-backed securities and mortgage dollar rolls, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. A dollar roll is the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. By investing in mortgage related securities, the Fund may also have exposure to non-agency mortgage-backed securities, including to Alternative A (“Alt-A”) paper, subprime and/or non-conforming mortgages. The Fund may also invest in asset-backed securities, which may include, among others, credit card, automobile loan and/or home equity line of credit receivables and collateralized loan obligations (“CLOs”). CLOs are special purpose entities that are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may purchase and sell forward and futures contracts, including interest rate forwards and futures and foreign currency, Treasury futures and equity index futures, and enter into forwards, options, when-issued transactions (also called forward commitments), swap agreements (including interest rate, index and currency swaps) and swaptions. The Fund may invest in derivatives (1) as a substitute for holding securities directly, (2) to facilitate the implementation of its investment strategy, (3) for hedging purposes, (4) to take a net short position with respect to certain issuers, sectors or markets, (5) to adjust the interest rate sensitivity and duration of the Fund’s portfolio or (6) to manage the Fund’s asset class, country and currency exposures. The Fund may buy or sell credit default swaps or other credit derivatives, including credit linked notes and credit options, as an alternative to buying or selling the fixed income securities themselves or otherwise to increase the Fund’s total return or to manage Fund risks. Credit default swaps resemble insurance contracts in that the seller of the swap provides the buyer with protection against specific risks of the issuer, such as defaults and bankruptcies, in exchange for a premium from the buyer. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of commercial mortgage-backed securities. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). Credit options, which are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.
The Fund may purchase and sell currency futures and options on currency futures, forward currency contracts, currency swaps and currency spot and options contracts for speculative purposes based on judgments regarding the direction of the market for a particular foreign currency or currencies or to manage the Fund’s currency exposures. The Fund’s currency investments may seek returns through the identification of currency market factors that are expected to result in positive returns over time. The Fund will enter into spot and forward currency contracts to facilitate settlement of securities transactions and may enter into these contracts in order to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The Fund may invest in pooled investment vehicles, including other investment companies and exchange traded funds. The Fund may also invest in affiliated investment companies.
With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as volatility, momentum, value, growth, quality, capitalization size, industry, sector, region, currency, credit or mortgage exposure, country risk, yield curve positioning or interest rates). For example, RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, in order to estimate optimal portfolio positioning. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.
Depending upon market conditions, RIM may determine to allocate a significant portion of the Fund’s assets to cash, all or a portion of which may be “equitized” as described below. The Fund, like any mutual fund, also maintains cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). RIM may increase or decrease the Fund’s cash balances to seek to achieve the desired exposures for the Fund, or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs.
The Fund may expose all or a portion of its cash to the performance of certain markets by purchasing equity securities, fixed income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts or fixed income futures contracts. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may also use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale. RIM generally invests any remaining U.S. cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income, and at times may invest cash in fixed income securities with a typical average portfolio duration of one year and individual effective maturities of up to five years, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the U.S. Cash Management Fund.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, the Fund may invest in synthetic foreign fixed income and/or equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). A reverse repurchase agreement is a transaction whereby the Fund transfers possession of a portfolio security to a commercial bank, broker or dealer and simultaneously agrees to repurchase such security at an agreed upon price and date.
The Fund may invest in commercial paper, including asset-backed commercial paper.  The Fund may invest in money market securities.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.
A portion of the Fund’s net assets may be “illiquid” investments (i.e., investments that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment).
The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Emerging market countries also include frontier market countries, which are less developed than traditional emerging market countries.

RISKS
An investment in the Funds, like any investment, has risks. The value of a Fund fluctuates and you could lose money. The following table lists the Funds and the types of principal risks the Funds are subject to. Please refer to the discussion following the chart and the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and the investment practices employed by the Funds.
Fund	Principal Risks
Multifactor U.S. Equity Fund
●Active Management Risk
●Security and Security Basket Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Liquidity Risk
●Counterparty Risk
●Securities of Other Investment Companies
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Information Technology Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Equity Income Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Preferred Stocks
●Value Stocks
●Defensive Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Counterparty Risk
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Liquidity Risk
●Global Financial Markets Risk
●Financial Services Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Sustainable Aware Equity Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Sustainable Investing Risk
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Counterparty Risk
●Short Sales
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Liquidity Risk
●High Portfolio Turnover Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Information Technology Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks
Effective On or About March 24, 2026, Short Sales Will No Longer Be a Principal Risk of
Investing in the Fund.
Effective On or About March 24, 2026, the Following are Additional Principal Risks of Investing
in the Fund:
●Dynamic Stocks
●Securities of Small Capitalization Companies
●Preferred Stocks
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Synthetic Foreign Equity/Fixed Income Securities
●Equity Linked Notes
●Currency Trading Risk

Fund	Principal Risks
U.S. Strategic Equity Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Counterparty Risk
●Short Sales
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Information Technology Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

U.S. Small Cap Equity Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Small Capitalization Companies
●Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the
Russell 2000® Index
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Real Estate Investment Trusts (“REITs”)
●Counterparty Risk
●Short Sales
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Multifactor International Equity Fund
●Active Management Risk
●Security and Security Basket Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Liquidity Risk
●Securities of Other Investment Companies
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
International Developed Markets Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Preferred Stocks
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Synthetic Foreign Equity/Fixed Income Securities
●Equity Linked Notes
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Global Equity Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Preferred Stocks
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Synthetic Foreign Equity/Fixed Income Securities
●Equity Linked Notes
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Short Positions
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Information Technology Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Emerging Markets Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Preferred Stocks
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Investments in Frontier Markets
●Currency Risk
●Synthetic Foreign Equity/Fixed Income Securities
●Equity Linked Notes
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Securities of Other Investment Companies
●Depositary Receipts
●Illiquid Investments
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Information Technology Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Tax-Managed U.S. Large Cap Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Momentum Stocks
●Tax-Sensitive Management
●Use of Multiple Money Managers in a Tax-Sensitive Fund
●Large Redemptions and Long Portfolio Holding Periods in a Tax-Sensitive Fund
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Counterparty Risk
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Information Technology Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Tax-Managed U.S. Mid & Small Cap Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Tax-Sensitive Management
●Use of Multiple Money Managers in a Tax-Sensitive Fund
●Large Redemptions and Long Portfolio Holding Periods in a Tax-Sensitive Fund
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Real Estate Investment Trusts (“REITs”)
●Counterparty Risk
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Tax-Managed International Equity Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Value Stocks
●Growth Stocks
●Defensive Stocks
●Dynamic Stocks
●Momentum Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Preferred Stocks
●Tax-Sensitive Management
●Use of Multiple Money Managers in a Tax-Sensitive Fund
●Large Redemptions and Long Portfolio Holding Periods in a Tax-Sensitive Fund
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Synthetic Foreign Equity/Fixed Income Securities
●Equity Linked Notes
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Real Estate Investment Trusts (“REITs”)
●Depositary Receipts
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Tax-Managed Real Assets Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Tax-Sensitive Management
●Use of Multiple Money Managers in a Tax-Sensitive Fund
●Large Redemptions and Long Portfolio Holding Periods in a Tax-Sensitive Fund
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Real Estate Securities
●Real Estate Investment Trusts (“REITs”)
●Infrastructure Companies
●Master Limited Partnerships (“MLPs”)
●Natural Resources Risk
●Depositary Receipts
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Industry Concentration Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Opportunistic Credit Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Fundamental Investing
●Quantitative Investing and Models
●Rights, Warrants and Convertible Securities
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”)
●U.S. and Non-U.S. Corporate Debt Securities Risk
●Government Issued or Guaranteed Securities, U.S. Government Securities
●Bank Obligations
●Money Market Securities (Including Commercial Paper)
●Asset-Backed Commercial Paper
●Variable and Floating Rate Securities
●Mortgage-Backed Securities
●Asset-Backed Securities
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Loans and Other Direct Indebtedness
●Non-U.S. Securities
●Non-U.S. Fixed Income Securities
●Emerging Markets Debt
●Brady Bonds
●Yankee Bonds and Yankee CDs
●Currency Risk
●Synthetic Foreign Equity/Fixed Income Securities
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Illiquid Investments
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Distressed Securities
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Long Duration Bond Fund
●Active Management Risk
●Security and Security Basket Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Quantitative Investing and Models
●Fixed Income Securities Risk
●U.S. and Non-U.S. Corporate Debt Securities Risk
●Government Issued or Guaranteed Securities, U.S. Government Securities
●Municipal Obligations
●Money Market Securities (Including Commercial Paper)
●Asset-Backed Commercial Paper
●Mortgage-Backed Securities
●Agency Mortgage-Backed Securities
●Privately-Issued Mortgage-Backed Securities
●Reverse Mortgages
●Asset-Backed Securities
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Puts, Stand-by Commitments and Demand Notes
●Dollar Rolls
●Yankee Bonds and Yankee CDs
●Currency Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Illiquid Investments
●Liquidity Risk
●High Portfolio Turnover Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Cyber Security and Other Operational Risks
●Model Asset Allocation Risk

Fund	Principal Risks
Strategic Bond Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Fundamental Investing
●Quantitative Investing and Models
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”)
●U.S. and Non-U.S. Corporate Debt Securities Risk
●Government Issued or Guaranteed Securities, U.S. Government Securities
●Distressed Securities
●Bank Obligations
●Money Market Securities (Including Commercial Paper)
●Asset-Backed Commercial Paper
●Variable and Floating Rate Securities
●Mortgage-Backed Securities
●Agency Mortgage-Backed Securities
●Privately-Issued Mortgage-Backed Securities
●Reverse Mortgages
●Asset-Backed Securities
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Dollar Rolls
●Loans and Other Direct Indebtedness
●Non-U.S. Securities
●Non-U.S. Fixed Income Securities
●Emerging Markets Debt
●Yankee Bonds and Yankee CDs
●Currency Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Illiquid Investments
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Investment Grade Bond Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Fundamental Investing
●Quantitative Investing and Models
●Fixed Income Securities Risk
●U.S. and Non-U.S. Corporate Debt Securities Risk
●Government Issued or Guaranteed Securities, U.S. Government Securities
●Bank Obligations
●Money Market Securities (Including Commercial Paper)
●Asset-Backed Commercial Paper
●Variable and Floating Rate Securities
●Mortgage-Backed Securities
●Agency Mortgage-Backed Securities
●Privately-Issued Mortgage-Backed Securities
●Reverse Mortgages
●Asset-Backed Securities
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Dollar Rolls
●Loans and Other Direct Indebtedness
●Non-U.S. Securities
●Non-U.S. Fixed Income Securities
●Emerging Markets Debt
●Yankee Bonds and Yankee CDs
●Currency Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Illiquid Investments
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Short Duration Bond Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Fundamental Investing
●Quantitative Investing and Models
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”)
●U.S. and Non-U.S. Corporate Debt Securities Risk
●Government Issued or Guaranteed Securities, U.S. Government Securities
●Bank Obligations
●Money Market Securities (Including Commercial Paper)
●Asset-Backed Commercial Paper
●Variable and Floating Rate Securities
●Mortgage-Backed Securities
●Agency Mortgage-Backed Securities
●Privately-Issued Mortgage-Backed Securities
●Reverse Mortgages
●Asset-Backed Securities
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Dollar Rolls
●Non-U.S. Securities
●Non-U.S. Fixed Income Securities
●Emerging Markets Debt
●Yankee Bonds and Yankee CDs
●Currency Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Illiquid Investments
●Liquidity Risk
●High Portfolio Turnover Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Financial Services Sector Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Tax-Exempt High Yield Bond Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Fundamental Investing
●Quantitative Investing and Models
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities (“High-Yield” or “Junk Bonds”)
●Government Issued or Guaranteed Securities, U.S. Government Securities
●Municipal Obligations
●Money Market Securities (Including Commercial Paper)
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Puts, Stand-by Commitments and Demand Notes
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Counterparty Risk
●Illiquid Investments
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Alternative Minimum Tax Risk
●Cyber Security and Other Operational Risks

Tax-Exempt Bond Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Fundamental Investing
●Quantitative Investing and Models
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities (“High-Yield” or “Junk Bonds”)
●Government Issued or Guaranteed Securities, U.S. Government Securities
●Money Market Securities (Including Commercial Paper)
●Municipal Obligations
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Puts, Stand-By Commitments and Demand Notes
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Counterparty Risk
●Illiquid Investments
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Global Infrastructure Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Currency Trading Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Counterparty Risk
●Real Estate Investment Trusts (“REITs”)
●Infrastructure Companies
●Master Limited Partnerships (“MLPs”)
●Depositary Receipts
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Cyber Security and Other Operational Risks

Global Real Estate Securities Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Emerging Markets Securities
●Currency Risk
●Derivatives (Futures Contracts, Options, Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Real Estate Securities
●Real Estate Investment Trusts (“REITs”)
●Liquidity Risk
●Impact of Large Redemptions (Including Possible Fund Liquidation)
●Global Financial Markets Risk
●Industry Concentration Risk
●Cash Management
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Multi-Strategy Income Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund
Exposures
●Index-Based Investing
●Fundamental Investing
●Quantitative Investing and Models
●Non-Discretionary Implementation Risk
●Equity Securities Risk
●Common Stocks
●Preferred Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Rights, Warrants and Convertible Securities
●Asset Allocation
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities (“High
Yield” or “Junk Bonds”)
●U.S. and Non-U.S. Corporate Debt Securities
Risk
●Government Issued or Guaranteed Securities,
U.S. Government Securities
●Bank Obligations
●Asset-Backed Commercial Paper
●Variable and Floating Rate Securities
●Mortgage-Backed Securities
●Agency Mortgage-Backed Securities
●Reverse Mortgages
●Asset-Backed Securities
●Repurchase Agreements
●Reverse Repurchase Agreements
●Put, Stand-by Commitments and Demand Notes

●Dollar Rolls
●Loans and Other Direct Indebtedness
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Non-U.S. Fixed Income Securities
●Emerging Markets Securities
●Emerging Markets Debt
●Currency Risk
●Derivatives (Futures Contracts, Options,
Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Securities of Other Investment Companies
●Real Estate Securities
●Real Estate Investment Trusts (“REITs”)
●Infrastructure Companies
●Master Limited Partnerships (“MLPs”)
●Natural Resources Risk
●Depositary Receipts
●Illiquid Investments
●Liquidity Risk
●Impact of Large Redemptions (Including
Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Distressed Securities
●Cyber Security and Other Operational Risks

Fund	Principal Risks
Multi-Asset Strategy Fund
●Multi-Manager Approach
●Active Management Risk
●Security Selection
●Exposure Tilts and Management of Fund
Exposures
●Index-Based Investing
●Non-Discretionary Implementation Risk
●Fundamental Investing
●Quantitative Investing and Models
●Equity Securities Risk
●Common Stocks
●Securities of Medium Capitalization Companies
●Securities of Small Capitalization Companies
●Securities of Micro Capitalization Companies
and Companies with Capitalization Smaller than
the Russell 2000 Index
●Preferred Stocks
●Rights, Warrants and Convertible Securities
●Asset Allocation
●Volatility Strategies Risk
●Fixed Income Securities Risk
●Non-Investment Grade Debt Securities
(“High-Yield” or “Junk Bonds”)
●U.S. and Non-U.S. Corporate Debt Securities
Risk
●Government Issued or Guaranteed Securities,
U.S. Government Securities
●Bank Obligations
●Money Market Securities (Including
Commercial Paper)
●Asset-Backed Commercial Paper
●Variable and Floating Rate Securities
●Mortgage-Backed Securities
●Agency Mortgage-Backed Securities
●Privately-Issued Mortgage-Backed Securities
●Reverse Mortgages
●Asset-Backed Securities
●Credit and Liquidity Enhancements
●Repurchase Agreements
●Reverse Repurchase Agreements
●Dollar Rolls

●Loans and Other Direct Indebtedness
●Credit Linked Notes, Credit Options and
Similar Investments
●Non-U.S. Securities
●Non-U.S. Equity Securities
●Non-U.S. Fixed Income Securities
●Emerging Markets Securities
●Emerging Markets Debt
●Currency Risk
●Synthetic Foreign Equity/Fixed Income
Securities
●Equity Linked Notes
●Derivatives (Future Contracts, Options,
Forwards and Swaps)
●Currency Trading Risk
●Counterparty Risk
●Securities of Other Investment Companies
●Real Estate Securities
●Real Estate Investment Trusts (“REITs”)
●Infrastructure Companies
●Master Limited Partnerships (“MLPs”)
●Natural Resources Risk
●Illiquid Investments
●Liquidity Risk
●Impact of Large Redemptions (Including
Possible Fund Liquidation)
●Global Financial Markets Risk
●Cash Management
●Distressed Securities
●Cyber Security and Other Operational Risks

Multi-Manager Approach
While the investment strategies employed by a Fund's money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by a Fund's multiple money managers may result in a Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to a Fund's performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities, higher brokerage commissions and other transaction costs. The success of a Fund's investment strategy depends on, among other things, both RIM’s skill in selecting money managers and allocating assets to those money managers and on a money manager’s skill in executing the relevant investment strategy and selecting investments for the Fund.

Active Management Risk
Actively managed investment portfolios are subject to active management risk. Despite strategies designed to achieve a Fund's investment objective, the values of investments will change with market conditions, and so will the value of any investment in a Fund and you could lose money. Investments in a Fund could be lost or a Fund could underperform other investments.
●
Security and Security Basket Selection
The securities, baskets of securities or instruments chosen by RIM or a money manager to be in a Fund's portfolio may not perform as RIM or the Fund's money managers expect. Security or instrument selection risk may cause a Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market. There are two types of methods to select securities, fundamental analysis and quantitative analysis. For more information about these methods, see Fundamental Investing and Quantitative Investing and Models risks in this Prospectus.
●
Exposure Tilts and Management of Fund Exposures
In order to respond to changes in market risks and opportunities, RIM implements tilts or shifts in a Fund's exposures by over or underweighting certain of the portfolio’s investment characteristics relative to its index over the short, intermediate or long term. Such tilts or shifts may be ineffective, RIM’s judgments regarding perceived market risks and opportunities may be incorrect and there is no guarantee that RIM will effectively manage a Fund's overall exposures, which could cause the Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. RIM may utilize a variety of quantitative models and a variety of quantitative inputs and qualitative investment information and analysis in the management of a Fund's overall exposures. For more information about quantitative investing, see the Quantitative Investing and Models risk in this Prospectus. To seek to gain desired overall Fund exposures, RIM may use index-based strategies, including index replication and optimized index sampling. For more information about these strategies, see the Index-Based Investing risk in this Prospectus.
Index-Based Investing
The Funds may use index-based strategies, including index replication and optimized index sampling, for certain purposes, including to seek to gain desired Fund exposures. Index replication strategies seek to purchase the securities in an index or a blend of indexes (the “reference index”) in order to track the reference index’s performance. Optimized index sampling strategies do not attempt to purchase every security in the reference index, but instead purchase a sampling of securities using optimization and risk models. This process involves the analysis of tradeoffs between various factors as well as turnover and transaction costs in order to estimate optimal portfolio holdings based upon the reference index in order to achieve desired Fund exposures. Unlike index replication strategies, optimized index sampling strategies do not seek to fully replicate the reference index and a Fund may not hold all the securities and may hold securities not included in the reference index. A Fund may hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund's return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, the portion of a Fund's portfolio utilizing an index-based strategy is subject to “tracking error” risk, which is the risk that the performance of the portion of a Fund's portfolio utilizing an index-based strategy will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.
Non-Discretionary Implementation Risk
With respect to the portion of a Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause a Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio. In addition, RIM may deviate, subject to certain limitations, from the model portfolios provided by non-discretionary money managers for various purposes and this may cause a Fund's return to be lower than if RIM had implemented the model portfolio as provided by the money manager.

Fundamental Investing
A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection made on the basis of a fundamental investment approach are subject to significant losses when the actual market prices of securities are materially different than from the prices predicted by the forecast resulting from the fundamental analysis. Fundamental analysis is inherently subject to the risk of not having identified all the relevant factors. In addition, the macro-economic factors considered by a money manager may be difficult to evaluate or implement. Fundamental investing is also inherently subject to the unpredictable duration of periods during which market prices and actual value as determined by such analysis will change. Security or instrument selection using a fundamental investment approach may cause a Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
Quantitative Investing and Models
Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts. This could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to a Fund's exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest as a result of the factors used in the analysis, the weight placed on each factor, and changes in underlying market conditions. As market dynamics shift over time, a previously successful input or model may become outdated and result in losses. Inputs or models may be flawed or not work as anticipated and cause a Fund to underperform other funds with similar objectives and strategies. Certain inputs and models may utilize third-party data and models that RIM believes to be reliable. However, RIM does not guarantee the accuracy of third-party data or models.
Sustainable Investing Risk
Applying sustainability and ESG criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Sustainable Aware Equity Fund may forgo some market opportunities available to funds that do not use sustainability criteria. Securities of companies with sustainable practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. RIM’s evaluation of sustainability metrics in connection with its management of the Fund may also cause the Fund’s performance to differ from funds that do not use such metrics.  Sustainability data, including sustainability data obtained from third party providers, may be incomplete, inaccurate, inconsistent or unavailable, which could adversely affect the analysis of a particular investment.  It is possible that the investments identified by RIM as being aligned with its sustainability criteria will not operate as expected or that, because the assessment of whether an issuer meets the sustainability criteria is conducted at the time of investment, an issuer initially meeting the sustainability criteria will not continue to do so over time. As a result, RIM could be required to sell such positions at a disadvantageous time.  Investors may differ in their view of whether a particular investment fits within the sustainability criteria and, as a result, the Fund may invest in issuers that do not reflect the beliefs and/or values of any particular investor.  The decision not to invest in certain investments as a result of the sustainability criteria may adversely affect Fund performance at times when such investments are performing well. The regulatory landscape with respect to sustainable investing in the U.S. is still under development and, as a result, future regulations and/or rules adopted by applicable regulators could require the Fund to change or adjust its investment process with respect to sustainable investing.
Equity Securities Risk
The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the performance of individual companies (company risk). Therefore, the value of an investment in the Funds may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments in the U.S. or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, pandemics, epidemics, terrorist attacks, war, economic sanctions and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. U.S. and foreign stock markets, and equity securities of individual issuers, have experienced periods of substantial price volatility in the past and it is possible that they will do so again in the future. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.
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Common Stocks
The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s debt instruments will take precedence over the claims of owners of common stocks.
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Value Stocks
Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.
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Growth Stocks
Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise offset the impact of a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.
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Defensive Stocks
Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected and may not have lower than average stock price volatility or provide less volatile returns than the broad equity market.
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Dynamic Stocks
Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may be subject to a heightened risk of bankruptcy. There is no guarantee that a company’s potential for stock price appreciation will be effectively assessed and it is possible that such judgments may prove incorrect. Dynamic investing tends to result in an overweight to medium capitalization stocks.
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Momentum Stocks
Momentum stocks are stocks of companies that exhibit positive price trends. Investments in momentum stocks are subject to the risks of common stocks.  Momentum stocks are likely to underperform the broad market in declining markets and over various market periods.  The relative performance of momentum stocks may fluctuate over time.
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Securities of Medium Capitalization Companies
Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of a Fund's portfolio.
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Securities of Small Capitalization Companies
Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.

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Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
Investments in securities of micro capitalization companies and companies with capitalizations smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.
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Preferred Stocks
Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.
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Rights, Warrants and Convertible Securities
Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but rights typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Convertible securities can be bonds, notes, debentures, preferred stocks or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, a Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of a Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.
Tax-Sensitive Management
A Fund’s tax-managed equity investment strategy may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed. A tax-sensitive investment strategy involves active management and a Fund may, at times, take steps to postpone the realization of capital gains that other mutual funds that are not tax-managed may not. This may lead to a difference in pre-tax returns. While a Fund’s investment approaches typically result in the realization of long-term capital gains, short-term capital gains will be realized from time to time when the Fund believes it is appropriate or as a result of corporate actions. In addition, a Fund may also at times engage in active tax management through taxable gain and loss harvesting activities (“tax loss harvesting”), whereby securities may be sold in order to generate capital losses to offset current and future capital gains. There are certain risks inherent with tax loss harvesting, including the possibility that such activity does not improve a Fund’s after-tax returns. In some cases, the Fund may repurchase the securities sold at a higher price or the Fund may purchase substitute securities that do not perform as well as the securities that were sold. In other cases, the Fund may purchase additional shares of securities already held by the Fund at a lower cost than the shares held by the Fund with the intent to sell the Fund’s higher cost shares, which is subject to the risk that the value of the securities may decrease prior to their sale. In addition, tax loss harvesting may increase the Fund’s portfolio turnover rates. At times, it may also be impossible to implement the tax-managed strategy if, for example, a Fund does not have any capital losses to offset capital gains.

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Use of Multiple Money Managers in a Tax-Sensitive Fund
A tax-managed Fund which also uses a multi-manager approach is subject to unique risks. Money managers with distinct and different investment approaches are selected in an attempt to reduce overlap in holdings across money managers and reduce wash sales. A wash sale occurs if a security is sold by the Fund at a loss and the Fund acquires a substantially identical security 30 days before or after the date of the sale. Capital losses from wash sales are not tax-deductible. However, the Fund’s multi-manager approach does not guarantee that wash sales will not occur from time to time. To the extent that they do occur from time to time, the ability of the Fund to achieve its investment objective may be impacted. Additionally, transitions between money manager strategies may require the sale of portfolio securities resulting in the Fund realizing net capital gains.
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Large Redemptions and Long Portfolio Holding Periods in a Tax-Sensitive Fund
If large shareholder redemptions occur unexpectedly, a Fund could be required to sell portfolio securities resulting in its realization of net capital gains. If a Fund holds individual securities that have significantly appreciated over a long period of time, it may be difficult for the Fund to sell them without realizing net capital gains. The realization of such capital gains could prevent the Fund from meeting its investment objective.
Asset Allocation
Neither the Funds nor RIM can offer any assurance that the asset allocation of the Multi-Strategy Income and Multi-Asset Strategy Funds will achieve the Fund’s investment objective. Nor can the Funds or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. A Fund’s ability to achieve its investment objective depends upon RIM’s skill in determining a Fund’s asset class allocation. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect. Asset allocation decisions might also result in a Fund having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles.
Volatility Strategies Risk
Volatility strategies depend on mispricings based upon market-anticipated volatility and realized volatility of an underlying asset. Price movements are influenced by many unpredictable factors, such as market sentiment, inflation rates, interest rate movements and general economic and political conditions. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
Fixed Income Securities Risk
Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall and when interest rates fall, prices of fixed income securities rise. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would be expected to reduce the value of a $100 note by approximately one dollar if it had a one-year duration. The effect of changing interest rates on financial markets, including negative interest rates, cannot be known with certainty but may expose fixed-income and related markets to heightened volatility and illiquidity. Very low or negative interest rates may magnify interest rate risks. To the extent a Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, investors may seek to reallocate assets to higher-yielding assets which, among other potential consequences, could result in increases in the yield and decreases in the prices of fixed-income investments over time; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions; (iii) Company risk which is the risk that the value of fixed income securities fluctuates in response to the performance of individual companies; (iv) Credit and default risk which is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; and (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.
Specific types of fixed income securities are also subject to additional risks which are described below.
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Non-Investment Grade Debt Securities (“High-Yield” or “Junk Bonds”)
Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:
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Adverse changes in general economic conditions and in the industries in which their issuers are engaged;
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Changes in the financial condition of their issuers;
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Price fluctuations in response to changes in interest rates; and
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Reduced liquidity compared to higher rated securities.
As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to a Fund. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
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U.S. and Non-U.S. Corporate Debt Securities Risk
U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, war, economic sanctions and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose a Fund to greater risk than investments in U.S. corporate debt securities.
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Government Issued or Guaranteed Securities, U.S. Government Securities
Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.
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Distressed Securities
Distressed securities are securities of issuers that are experiencing significant financial or business difficulties. Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, a Fund may lose all of its investment in the distressed security, or it may be required to accept cash or securities with a value less than a Fund's original investment.
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Bank Obligations
An adverse development in the banking industry may affect the value of a Fund's investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments. The specific effects of such developments are not yet fully known.
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Municipal Obligations
Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. Lower rated municipal obligations are subject to greater credit and market risk than higher quality municipal obligations. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. Timely payments by issuers of industrial development bonds are dependent on the money earned by the particular facility or amount of revenues from other sources, and may be negatively affected by the general credit of the user of the facility.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. In addition, the current economic climate and the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. A lack of information regarding certain issuers may make their municipal securities more difficult to assess. Additionally, uncertainties in the municipal securities market could negatively affect a Fund's net asset value and/or the distributions paid by a Fund. Certain municipal obligations in which a Fund invests may pay interest that is subject to the alternative minimum tax.
To be tax exempt, municipal bonds must meet certain regulatory requirements. The failure of a municipal bond to meet these requirements may cause the interest received by a Fund from such bonds to be taxable. Interest on a municipal bond may be declared taxable after the issuance of the bond, and such a determination could be applied retroactively to the date of the issuance of the bond, causing a portion of prior distributions made by a Fund to be taxable to shareholders in the year of receipt. Additionally, income from municipal bonds may be declared taxable due to unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.
From time to time, a Fund may invest a substantial amount of its assets in municipal bonds the interest from which is paid from revenues of similar projects. If its investments are concentrated in this manner, a Fund will assume the legal and economic risks relating to such projects which may significantly impact a Fund's performance. Additionally, a Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase a Fund's exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.
A Fund may invest in various types of municipal securities that are subject to different risks. These risks may include the following:
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General Obligation Bonds Risk. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
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Revenue Bonds (including Industrial Development Bonds) Risk. Timely payments on revenue bonds, including industrial development bonds, depend on the money earned by the particular facility, or the amount of revenues derived from another source, and may be negatively affected by the general credit of the user of the facility.
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Private Activities Bonds Risk. Private activities bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
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Moral Obligation Bonds Risk. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risk. Municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (although the interest may be includable in taxable income for purposes of the alternative minimum tax) and that have a maturity that is generally one year or less. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, tax free commercial paper, project notes, variable rate demand notes, and tax free participation certificates. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.
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Municipal Lease Obligations Risk. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
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Money Market Securities (Including Commercial Paper)
Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which require the imposition of liquidity fees unless certain exceptions apply. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.
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Asset-Backed Commercial Paper
Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.
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Variable and Floating Rate Securities
A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.
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Mortgage-Backed Securities
The value of mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to prime loans, subprime loans, Alt-A loans and/or non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans may be susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time resulting in reinvestment risk.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
Residential mortgages are subject to the risks of delinquencies, defaults and losses, which may increase substantially over certain periods and affect the performance of the MBS in which certain Funds may invest. Mortgage loans backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.
As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced MBS (a “TBA”) at a future date. At the time of purchase, the seller does not specify the particular MBS to be delivered. Instead, a Fund agrees to accept any MBS that meets specified terms agreed upon between the Fund and the seller. TBAs are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.
Collateralized mortgage obligations (“CMOs”) are MBS that are collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having specific risk characteristics, payment structures and maturity dates. This creates different prepayment and market risks for each CMO class. The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). The principal and interest payments on the underlying mortgages may be allocated among the several tranches of a CMO in varying ways including “principal only,” “interest only” and “inverse interest only” tranches. These tranche structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain structures, particular classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of property owners to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Investments in CMBS are also subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risks. CMBS securities may be less liquid and exhibit greater price volatility than other types of asset-backed securities.
Adverse changes in market conditions and the regulatory climate may reduce the cash flow which a Fund, to the extent it invests in MBS or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed securities. As a result, the liquidity and/or the market value of any MBS or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.

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Agency Mortgage-Backed Securities
Certain MBS may be issued or guaranteed by the U.S. government or a government-sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government-sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment. Since 2008, Fannie Mae and Freddie Mac have been operating under Federal Housing Finance Administration (“FHFA”) conservatorship and are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. The FHFA has made public statements regarding plans to consider ending the conservatorships. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on Fannie Mae’s or Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of Fannie Mae or Freddie Mac securities, which could cause losses to a Fund.
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Privately-Issued Mortgage-Backed Securities
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government-sponsored entity, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately-issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
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Reverse Mortgages
Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages.  Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities.  The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
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Asset-Backed Securities
Asset-backed securities may include MBS, loans (such as auto loans or home equity lines of credit), receivables or other assets. The value of a Fund's asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to subprime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund to dispose of any then existing holdings of such securities. Collateralized loan obligations (“CLOs”) carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. A Fund and other investors in CLOs ultimately bear the credit and interest rate risks of the underlying collateral. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of securities. As a result, the proceeds from the sale of CLO securities may not be readily available to meet a Fund’s redemption or other obligations and a Fund may be unable to acquire or dispose of the securities at a price and time a Fund deems advantageous.
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Credit and Liquidity Enhancements
Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by a Fund. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to a Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes a Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.
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Repurchase Agreements
Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by a Fund are not within its control and therefore the realization by a Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
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Reverse Repurchase Agreements
A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Reverse repurchase agreements are generally subject to a number of risks such as leverage risk, liquidity risk, operational risk and legal risk (i.e., the risk of insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract). Reverse repurchase agreements are also subject to the risk that the other party may fail to return the security in a timely manner or at all. The Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
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Puts, Stand-by Commitments and Demand Notes
Demand notes are obligations with the right to a “put.” Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short term municipal rates. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity. The ability of a Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit a Fund from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller is unable to honor a put or stand-by commitment for financial reasons, a Fund may be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and a Fund may lose money.
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Dollar Rolls
A Fund may enter into dollar rolls subject to its limitations on borrowings. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Dollar rolls are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.

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Loans and Other Direct Indebtedness
Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund’s intentional or unintentional receipt of material non-public information about such issuers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on RIM’s and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. The market for loan obligations may be subject to extended trade settlement periods (which may exceed seven (7) days). Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund's redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
The highly leveraged nature of many such loans, including floating rate “bank loans” or “leveraged loans,” and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund's claims on any collateral securing the loan are greater in highly leveraged transactions.
In addition, covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Funds are exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

A Fund’s investment in “leveraged loans” may include an investment in “covenant lite” loans. Covenant lite loans, the terms and conditions of which may vary by instrument, may contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans that might otherwise enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or debt securities with more restrictive covenants, which may result in losses to the Fund.
As a Fund may be required to rely upon an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary.
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Credit Linked Notes, Credit Options and Similar Investments
Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Non-U.S. Securities
A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund's foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities custody and settlement procedures for a Fund's portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and experience other adverse consequences. In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. In addition, in certain markets a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
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Non-U.S. Equity Securities
Non-U.S. equity securities are subject to all of the risks of equity securities generally, but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
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Non-U.S. Fixed Income Securities
A Fund’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. They may also be issued by non-U.S. government agencies or instrumentalities. No assurance can be given that a non-U.S. government will provide financial support to government agencies or instrumentalities and therefore bonds issued by non-U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with these foreign investments.
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Emerging Markets Securities
Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund's portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Emerging market countries may also be more likely to experience the imposition of economic sanctions by foreign governments. For more information about sanctions, see the Global Financial Markets Risk in this Prospectus.
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Investments in Frontier Markets
Investments in frontier markets are generally subject to all of the risks of investments in non-U.S. and emerging markets securities, but to a heightened degree. Because frontier markets are among the smallest, least developed, least liquid, and most volatile of the emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed or traditional emerging markets. Many frontier market countries operate with relatively new and unsettled securities laws and are heavily dependent on commodities, foreign trade and/or foreign aid. Compared to developed and traditional emerging market countries, frontier market countries typically have less political and economic stability, face greater risk of a market shutdown, and impose greater governmental restrictions on foreign investments.
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Emerging Markets Debt
A Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.
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Brady Bonds
Brady Bonds involve various risk factors including residual risk (i.e., the risk of losing the uncollateralized interest and principal amounts on the bonds) and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause a loss of interest or principal on any of the holdings.

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Yankee Bonds and Yankee CDs
Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. (Yankee Bonds or Yankee CDs) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
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Currency Risk
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Fund. Securities held by a Fund which are denominated in U.S. dollars are still subject to currency risk.
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Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants)
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In the case of any exercise of these instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise and/or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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Equity Linked Notes
An equity linked note is a note, typically issued by a company or financial institution, whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
Derivatives (Futures Contracts, Options, Forwards and Swaps)
Derivatives and other similar instruments are financial contracts whose value depends on, or is derived from, the value of an underlying instrument. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives may be used as a substitute for taking a position in the underlying instrument and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. A Fund may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk.
Investments in a derivative instrument could lose more than the initial amount invested, and certain derivatives have the potential for unlimited loss. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices, and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Certain Funds' use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. Investments in derivatives can cause a Fund's performance to be more volatile. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security, which exposes a Fund to a heightened risk of loss.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in conventional securities, physical commodities or other investments. Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Fund's predictions of the direction of movements of the prices of the underlying instruments are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly the direction of movements of the prices of the underlying instruments; (ii) imperfect correlation between the price of the derivative instrument and the underlying instrument and the risk of mispricing or improper valuation; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time, which risk is heightened for highly customized derivatives, including swaps; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter (“OTC”) derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based; (vii) the possible inability of a Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund post certain types of securities or cash as margin or collateral in connection with use of certain derivatives; and (viii) for options, the change in volatility of the underlying instrument due to general market and economic conditions or other factors, which may negatively affect the value of such option.
There is no assurance that a liquid secondary market will exist for certain derivatives in which a Fund may invest. Participation in the option or futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. In many cases, a relatively small price movement in a futures or option contract may result in immediate and substantial loss or gain to the holder relative to the size of a required margin deposit or premium received. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in an option, forward, swap or futures contract.
Although a Fund will not borrow money in order to increase its trading activities, leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. A swap transaction may be modified or terminated only by mutual consent of the original parties, subject to agreement on individually negotiated terms. Therefore, it may not be possible for a Fund to modify, terminate or offset the Fund’s obligations or the Fund's exposure to the risks associated with a transaction prior to its scheduled termination date.
Credit default swap contracts may involve greater risks than if a Fund invested in the reference obligation (the underlying debt upon which a credit derivative is based) directly since, in addition to the risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. The Funds may act as either the buyer or the seller of a credit default swap. A Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what the Fund pays to the buyer, resulting in a loss of value to the Fund. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. In addition, there may be disputes between the buyer and seller of a credit default swap agreement, or within the swaps market as a whole, as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs and/or margin requirements. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of CMBS.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if, on the option expiration date, the market price of the underlying security or index, in the case of a purchased put, remains equal to or greater than the exercise price or, in the case of a purchased call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund sells (i.e., writes) an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund, which may be unlimited for uncovered call positions.
A Fund may be unable to close out its derivatives positions when desired.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, RIM or the money manager may wish to retain a Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unable or unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.
The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions.
The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements.
Currency Trading Risk
Certain Funds may engage in foreign currency transactions to hedge against uncertainty in the level of future exchange rates and/or to effect investment transactions to generate returns consistent with a Fund's investment objectives and strategies (i.e., speculative currency trading strategies). Foreign currency exchange transactions will be conducted on either a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. Certain Funds may also enter into options on foreign currencies. Currency spot, forward and option prices are highly volatile, and may be illiquid. Such prices are influenced by, among other things: (i) changing supply and demand relationships; (ii) government trade, fiscal, monetary and exchange control programs and policies; (iii) national and international political and economic events; and (iv) changes in interest rates. From time to time, governments intervene directly in these markets with the specific intention of influencing such prices. Currency trading may also involve economic leverage (i.e., the Fund may have the right to a return on its investment that exceeds the return that the Fund would expect to receive based on the amount contributed to the investment), which can increase the gain or the loss associated with changes in the value of the underlying instrument. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold and also can be subject to other risks described under “Derivatives” above. Due to the tax treatment of gains and losses on certain currency forward and options contracts, the use of such instruments may cause fluctuations in a Fund's income distributions, including the inability of a Fund to distribute investment income for any given period. As a result, a Fund's use of currency trading strategies may adversely impact a Fund's ability to meet its investment objective of providing current income. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Counterparty Risk
Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction and the related risk of having concentrated exposure to a counterparty. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.
Short Sales
The Sustainable Aware Equity, U.S. Strategic Equity and U.S. Small Cap Equity Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. A Fund will realize a gain if the security declines in price between those dates. Short sales expose a Fund to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Short sales and short sales “against the box” are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When a Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent a Fund uses the proceeds it receives from short sales to purchase other securities, the risks associated with the short sales, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.
The Sustainable Aware Equity Fund, U.S. Strategic Equity Fund and U.S. Small Cap Equity Fund currently engage in short sale transactions that are effected through State Street but reserve the right to engage in short sale transactions through one or more other counterparties. For short sale transactions effected through State Street, the Funds typically expect to collateralize short sale transactions through the Funds’ respective reciprocal lending activity with State Street (i.e., short sale transactions are collateralized by securities loaned to State Street for purposes of securities lending activities). The Funds may also deliver cash to State Street for purposes of collateralizing their short sales transactions or “memo pledge” securities as collateral, whereby assets are designated as collateral by State Street on State Street's books but remain in a Fund’s custody account. Similar to the risks generally applicable to securities lending arrangements, participation in the reciprocal lending program subjects these Funds to the risk that State Street could fail to return a security lent to it by a Fund, or fail to return the Fund’s cash collateral, a risk which would increase with any decline in State Street’s credit profile. However, the impact of State Street’s failure to return a security lent to it by a Fund, or failure to return a Fund’s cash collateral, would be mitigated by the Fund’s right under such circumstances to decline to return the securities the Fund initially borrowed from State Street with respect to its short sale transactions. This risk may be heightened during periods of market stress and volatility, particularly if the type of collateral provided is different than the type of security borrowed (e.g., cash is provided as collateral for a loan of an equity security). To the extent necessary to meet collateral requirements associated with a short sale transaction involving a counterparty other than State Street, the Funds are required to pledge assets in a segregated account maintained by the Funds' custodian for the benefit of the broker. The Funds may also use securities they own to meet any such collateral obligations.
If the Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Fund may lose money.

Short Positions
The Global Equity Fund may employ long-short strategies pursuant to which the Fund gains exposure to a portfolio of long and short equity securities through derivative positions. The Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. The Fund will realize a gain if the security declines in price during that time. Short positions expose the Fund to the risk of liability for the fair value of the shorted security (the amount of which increases as the fair value of the underlying security increases), in addition to any related interest payments or other fees associated with the derivative position. Short positions are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
Although the Fund’s potential for gain as a result of a short position is limited to the price at which it established the short position less the associated costs, its potential for loss is theoretically unlimited because there is no limit to the potential increase in the price of the security over the tenor of the short position. When the Fund takes a short position, the Fund may use all or a portion of the proceeds of the short position to purchase or take long positions in other securities or for any other permissible Fund purpose. To the extent the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.
If the Fund’s counterparty to its long-short strategy fails to honor its contract terms, the Fund may lose money.
Securities of Other Investment Companies
If a Fund invests in other investment companies, including exchange traded funds (“ETFs”), shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of a Fund but also to the portfolio investments of the underlying investment companies. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares can trade at either a premium or discount to net asset value. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Real Estate Securities
Just as real estate values go up and down, the value of the securities of real estate companies in which a Fund invests also fluctuates. A Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.
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Real Estate Investment Trusts (“REITs”)
REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing to maintain their exemption from certain federal securities laws. The value of a REIT may also be affected by changes in interest rates. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Infrastructure Companies
Investments in infrastructure companies have greater exposure to the potential adverse economic, regulatory, political, environmental and other changes affecting such entities. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, the effects of environmental damage and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Other factors that may affect the operations of infrastructure companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.
Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to a Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of a Fund's tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to a Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
Natural Resources Risk
A Fund’s investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation, taxes and other government regulations. In addition, interest rates and general economic conditions may affect the demand for natural resources. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect overall supply of natural resources and the value of companies involved in natural resources. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
Depositary Receipts
Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing a Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and

“unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.
Illiquid Investments
An illiquid investment is one that is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. A Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause the Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such investments or instruments, a Fund may be unable to achieve its desired level of exposure to a certain sector. In addition, to the extent a Fund trades in illiquid or less liquid markets, it may be unable to dispose of or purchase investments at favorable prices in order to satisfy redemptions or subscriptions. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of a Fund's investments, result in greater market or liquidity risk or cause difficulty valuing a Fund's portfolio instruments or achieving a Fund's objective. To the extent that a Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as a lack of a liquid trading market.
High Portfolio Turnover Risk
Certain Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates and higher transaction costs than that of a typical mutual fund and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income. These effects of higher than normal portfolio turnover may adversely affect Fund performance. Higher portfolio turnover rates may also increase a Fund's operational risk.
Impact of Large Redemptions (Including Possible Fund Liquidation)
Large redemption activity could result in a Fund being forced to sell portfolio securities at a loss or before RIM or the money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. To the extent a Fund is invested in a money market fund, regulations applicable to money market funds subject the Fund’s redemption from such money market fund to liquidity fees unless certain exceptions apply. Large redemptions in a Fund may also result in increased expense ratios (including as a result of the Fund’s expenses being allocated over a smaller asset base), higher and/or accelerated levels of realized capital gains or losses with respect to a Fund's portfolio securities which may cause non-redeeming shareholders in the Fund to receive larger capital gain distributions than they otherwise would have received during or with respect to the year in which such large redemptions occur, higher Fund cash levels in anticipation of the redemptions (which may persist for an extended period of time), higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of the Fund’s portfolio because the Fund may be unable to sell illiquid investments at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. As a result, the large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance.
The Funds may be used as investments for funds of funds that have the same investment adviser as the Funds. The Funds may also be used as investments in asset allocation programs managed by RIM and/or sponsored by certain Financial Intermediaries, including pursuant to model strategies provided by RIM. Under these circumstances, these Funds may have (and certain of the Funds currently do have) a large percentage of their Shares owned by such funds of funds or through such asset allocation programs. Should RIM or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in a Fund or a Fund is no longer used as an investment, the Fund could experience large redemptions of its Shares up to, and including, the entire investment held by the funds of funds or asset allocation program(s). Large redemptions may result in a Fund no longer remaining at an economically viable size, in which case, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Fund at an inopportune time.
Global Financial Markets Risk
Global financial markets are increasingly interconnected and political and economic conditions (including instability and volatility due to international trade disputes) and events (including natural disasters, pandemics, epidemics, social unrest and government shutdowns) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. This could occur whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. This could cause a Fund to underperform other types of investments.
The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. During the recent global financial crisis, instability in the financial markets led governments across the globe to take a number of unprecedented actions designed to support the financial markets. More recently, instability in financial markets caused governments across the globe to again take certain actions designed to support financial markets as well as financial and other institutions in light of extreme financial market volatility. There is no guarantee that these actions will have their intended effect on financial markets. Future government regulation and/or intervention could also change the way in which a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund's ability to achieve its investment objective. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect a Fund's investments in ways that are unforeseeable.
Furthermore, a country’s economic conditions, political events, military action and/or other conditions may lead to foreign government intervention and the imposition of economic sanctions. Such sanctions may include (i) the prohibition, limitation or restriction of investment, the movement of currency, securities or other assets; (ii) the imposition of exchange controls or confiscations; and (iii) barriers to registration, settlement or custody. Sanctions may impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, which may negatively impact the value and/or liquidity of such investments.
In certain countries, including the U.S., total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the global financial crisis. High levels of national debt may raise concerns that a government will be unable to pay investors at maturity, may cause declines in currency valuations or prevent such government from implementing effective fiscal policy. Rating services have, in the past, lowered their long-term sovereign credit rating on the U.S. Because certain Funds invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt.
From time to time, outbreaks of infectious illness, public health emergencies and other similar issues (“public health events”) may occur in one or more countries around the globe. Such public health events have had significant impacts on both the country in which the event is first identified as well as other countries in the global economy. Public health events have reduced consumer demand and economic output in one or more countries subject to the public health event, resulted in restrictions on trading and market closures (including for extended periods of time), increased substantially the volatility of financial markets, and, more generally, have had a significant negative impact on the economy of the country or countries subject to the public health event. Public health events have also adversely affected the global economy, global supply chains and the securities in which the Funds invest across a number of industries, sectors and asset classes. The extent of the impact depends on, among other factors, the scale and duration of any such public health event. Public health events have resulted in the governments of affected countries taking potentially significant measures to seek to mitigate the transmission of the infectious illness or other public health issue including, among other measures, imposing travel restrictions and/or quarantines and limiting the operations of non-essential businesses. Any of these events could adversely affect a Fund's investments and performance, including by exacerbating other pre-existing political, social and economic risks. Governmental authorities and other entities may respond to such events with fiscal and/or monetary policy changes. It is not guaranteed that these policy changes will have their intended effect and it is possible that the implementation of or subsequent reversal of such policy changes could increase volatility in financial markets, which could adversely affect a Fund's investments and performance.
RIM will monitor developments in financial markets and seek to manage each Fund in a manner consistent with achieving each Fund's investment objective, but there can be no assurance that it will be successful in doing so. In addition, RIC has established procedures to value instruments for which market prices may not be readily available.
Industry Concentration Risk
Funds that concentrate their investments in certain industries carry a much greater risk of adverse developments in those industries than funds that invest in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.
Financial Services Sector Risk
Certain Funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of a Fund's investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes. For example, challenging economic and business conditions can significantly impact financial services companies due to increased defaults on payments by borrowers. The Funds and issuers in which the Funds invest may be negatively impacted by bank failures, resulting market conditions and potential legislative and regulatory responses. Political and regulatory changes may affect the operations and financial results of financial services companies, potentially imposing additional costs and expenses or restricting their business activities.
Information Technology Sector Risk
To the extent that a Fund invests significantly in the information technology sector, a Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. The information technology sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation. Companies in the technology sector may also be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, corporate capital expenditure and competition for the services of qualified personnel. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, aggressive pricing, changes in demand, and competition to attract and retain the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Cash Management
A Fund may expose its cash to the performance of certain markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives. This approach increases a Fund's performance if the particular market rises in value and reduces a Fund's performance if the particular market declines in value. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIM or a money manager may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market. In addition, the sale of equity index put options with respect to a Fund's cash may reduce a Fund's performance if equity markets decline.

Alternative Minimum Tax Risk
The Tax-Exempt High-Yield Bond Fund may invest in municipal debt securities, the income on which is subject to federal income tax, including the alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax could earn a lower after-tax return.
Model Asset Allocation Risk
The Long Duration Bond Fund is intended to be purchased solely by investors who invest in the Fund pursuant to model asset allocations provided by Russell Investments.  The Fund is not intended for investment on a standalone basis.  RIM intends to manage the Fund in a manner consistent with the objectives of the model asset allocations and the Fund’s investment strategy may not be appropriate for investors that do not invest in the Fund pursuant to these models.  RIM’s management of the Fund consistent with the objectives of the model asset allocations may cause the Fund to underperform other funds with similar investment objectives and investment strategies.
Cyber Security and Other Operational Risks
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Other disruptive events may include, but are not limited to, natural disasters, public health events, labor shortages, supply chain interruptions and overall economic and financial market instability that adversely affect a Fund’s ability to conduct business by, among other things, inhibiting the ability of employees of affiliates of the Funds or third-party service providers from performing their responsibilities. While the Funds seek to minimize such events through controls and oversight, there may still be events or failures that could cause losses to a Fund. In addition, as the use of technology increases, the Funds may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information or operational capacity or suffer data corruption. As a result, the Funds may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches of the Funds’ third-party service providers or issuers in which the Funds invest may also subject the Funds to many of the same risks associated with direct cyber security breaches. The Funds and the Funds’ third-party service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess.
The Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security breaches and disruptive events. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, primarily because unknown threats and events may emerge in the future. There is no guarantee that such business continuity plans will be effective in reducing the risks associated with disruptive events or prevent cyber security breaches, especially because the Funds do not directly control the systems or operations of issuers in which a Fund may invest, trading counterparties or third-party service providers. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted by such disruptive events or cyber security incidents.

PORTFOLIO HOLDINGS
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.
DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.
Income Dividends
The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:
Declared	Payable	Funds
Monthly	Early in the following month (December distribution paid mid-December)	Opportunistic Credit, Long Duration Bond, Strategic Bond, Investment Grade Bond, Short Duration Bond, Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds
Quarterly	April, July, October and December	Multifactor U.S. Equity, Equity Income, Sustainable Aware Equity, U.S. Strategic Equity, Global Real Estate Securities, Global Infrastructure, Multi-Strategy Income and Multi-Asset Strategy Funds
Annually	Mid-December
U.S. Small Cap Equity, Multifactor
International Equity, International
Developed Markets, Global Equity,
Emerging Markets, Tax-Managed U.S.
Large Cap, Tax-Managed U.S. Mid &
Small Cap, Tax-Managed International
Equity and Tax-Managed Real Assets
Funds

An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.
Capital Gains Distributions
The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.
Buying a Dividend
If you purchase Shares before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Check a Fund’s distribution dates before you invest.

Automatic Reinvestment
Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Fund Shares, unless you elect to have the dividends or distributions paid in cash or invested in another RIC Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.
additional information about TAXES
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.
Foreign exchange gain or loss arising from a Fund’s foreign currency-denominated investments may increase or reduce the amount of ordinary income distributions made to investors.
If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in some cases, distributions from non-U.S. corporations. There can be no assurance that any portion of the dividends you receive from a Fund will qualify as qualified dividend income.
When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.
No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, money manager changes, investment strategy changes, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.
Fund distributions and gains from the sale or exchange of your Shares will generally be subject to federal and state and local income taxes. Non-U.S. investors may be subject to U.S. withholding and estate taxes. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund if properly reported by the Fund. The Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.
When a Fund invests in securities of certain foreign issuers, the Fund may have taxes withheld on the income received from these securities. If more than 50% of the total fair market value of a Fund’s assets at the close of its taxable year is made up of foreign securities, the Fund may elect to pass through such taxes to shareholders who may then (subject to limitations) claim a foreign tax credit or deduction.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments.  A Fund may pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.

If you are a corporate investor, a portion of the dividends from net investment income paid by the Funds will generally qualify, in part, for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. There can be no assurance that any portion of the dividends paid by the Funds will qualify for the corporate dividends-received deduction.  You should consult your tax professional with respect to the applicability of these rules.
Although the Tax-Managed U.S. Large Cap, Tax-Managed U.S. Mid & Small Cap, Tax-Managed International Equity and Tax-Managed Real Assets Funds consider the tax consequences of portfolio trading activity among other factors during a particular year, the realization of capital gains is not entirely within either RIM’s or the money managers’ control. Shareholder purchase and redemption activity, as well as the Fund’s performance, will impact the amount of capital gains realized. Capital gains distributions by the Tax-Managed U.S. Large Cap Fund, the Tax-Managed U.S. Mid & Small Cap Fund, the Tax-Managed International Equity Fund and the Tax-Managed Real Assets Fund may vary considerably from year to year.
The Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds intend to continue to qualify to pay “exempt-interest dividends” to their shareholders by maintaining, as of the close of each quarter of their taxable years, at least 50% of the value of their total assets in municipal obligations. If a Fund satisfies this requirement, distributions from net investment income to the Fund’s shareholders will be exempt from federal income taxation, including the alternative minimum tax, to the extent that net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional Shares. If the Funds invest in private activity bonds, a portion of any dividends derived from income from such investments may be treated as a preference item in determining your alternative minimum tax, if applicable.
By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.
The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.
Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.
Cost Basis Reporting
Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Funds and not through a Financial Intermediary, RIFUS will use a default average cost basis methodology for tracking and reporting your cost basis on post-effective date shares, unless you request, in writing, another cost basis reporting methodology.
Additionally, for redemptions of shares held directly with the Funds on or after January 1, 2012, unless you select specific share lots in writing at the time of redemption, RIFUS will first relieve (i.e., identify the shares to be redeemed for purposes of determining cost basis) all shares acquired prior to January 1, 2012 (“pre-effective date shares”), before relieving any post-effective date shares.  You continue to be responsible for tracking cost basis, and appropriately reporting sales of pre-effective date shares to the IRS.  If RIFUS has historically provided cost basis reporting on these pre-effective date shares, RIFUS will continue to provide those reports.  However, no cost basis reporting will be provided to the IRS on the sale of pre-effective date shares.
If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.
You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.

HOW NET ASSET VALUE IS DETERMINED
Net Asset Value Per Share
The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Each Fund will normally determine net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and calculate a Fund’s net asset value as of the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day and each Fund will determine net asset value as of the early close of trading on the NYSE.
A Fund reserves the right to close, and therefore not calculate a Fund’s net asset value for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
The price of Fund Shares is based on a Fund’s net asset value and is computed by dividing the current value of a Fund’s assets (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by a Fund or a Fund agent.  Investments in other open-end management investment companies registered under the 1940 Act (if any), are valued based upon the net asset value of those open-end management investment companies.  The prospectuses for these companies explain the circumstances under which fair value pricing will be used and the effects of using fair value pricing.  Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com.
Valuation of Portfolio Securities
The Funds value portfolio instruments according to securities valuation procedures, which include market value procedures, fair value procedures, other key valuation procedures and a description of the pricing sources and services used by the Funds. With respect to a Fund's investments that do not have readily available market quotations, the Board has designated RIM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker or based on the valuation of the underlying security depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid (a form of fair value pricing).  Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
If market quotations or pricing service prices are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that RIM believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.
CHOOSING A CLASS OF SHARES TO BUY
The Funds offer more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. Each Class of Shares is offered by one or more Financial Intermediaries. A Financial Intermediary may choose to offer a particular Class of Shares based on, among other factors, its assessment of the appropriateness of a Class’ attributes in light of its customer base. Your Financial Intermediary may not offer all of the Classes of Shares offered in this Prospectus and, therefore, you may not benefit from certain Fund policies, including those regarding sales charge waivers and reduction of sales charges through reinstatement, rights of accumulation, letters of intent and share class conversions. You may need to invest through another Financial Intermediary in order to take advantage of these Fund policies. Please see Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts for additional information regarding Financial Intermediary-specific sales charge waivers or reductions. Please contact your Financial Intermediary to determine which Classes of Shares your Financial Intermediary offers. For more information about the Financial Intermediaries that currently offer Shares of the Funds, please call 800-787-7354 for assistance in contacting an investment professional near you.
Comparing the Funds’ Classes
Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.
Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class (including whether you qualify for any reduction or waiver of a sales charge, as discussed below in Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts), and other factors that may be relevant to your decision as to which Class of Shares to buy.
Share Class	Front-End Sales Charge	Deferred Sales Charge	Annual 12b-1 Fees	Annual Shareholder Service Fees
Class A
Up to 2.50% for the Short
Duration Bond Fund, up to
3.75% for the fixed income
Funds (except for Short
Duration Bond Fund) and up
to 5.75% for the other Funds
(as set forth below); reduced,
waived or deferred for large
purchases and certain
investors*

0.75% on redemptions of
Class A Shares of Short
Duration Bond Fund and
1.00% on redemptions of
Class A Shares of all other
RIC Funds made within one
year of a purchase on which
no front-end sales charge was
paid and your Financial
Intermediary was paid a
commission by the Funds’
Distributor
			0.25% of average daily assets	None
Class C	None	None	0.75% of average daily assets	0.25% of average daily assets
Class M	None	None	None	None
Class R6	None	None	None	None
Class S	None	None	None	None
Class Y	None	None	None	None
* You may also be eligible for a waiver of the front-end sales charge as set forth below in Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts.
FRONT-END SALES CHARGES
Class C,  M, R6, S, and Y Shares
Class C, M, R6, S, and Y Shares of all Funds offered in this Prospectus are sold without a front-end sales charge.
Class A Shares
Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. With respect to Class A Shares, you pay a lower front-end sales charge as the size of your investment increases to certain levels. With respect to Class A Shares, you do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares of the same Fund or another RIC Fund.
The tables below show the rate of front-end sales charge that you pay, depending on the amount of your investment or transaction. The tables below also show the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.
The Short Duration Bond Fund, fixed income Funds and the other Funds have different front-end sales charges. A sales charge may be reduced or eliminated for larger purchases of Class A Shares, as described below, or as described in Appendix A:  Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts.

Short Duration Bond Fund:
Short Duration Bond Fund Front-End Sales Charges for Class A Shares	Front-end sales charge as a % of		Financial Intermediary commission as a % of offering price
Amount of Investment	Offering Price	Net amount Invested
Less than $500,000	2.50%	2.56%	2.00%
$500,000 or more	-0-	-0-	up to 0.75%
Fixed Income Funds (except for Short Duration Bond Fund):
The fixed income Funds include the Opportunistic Credit, Long Duration Bond, Strategic Bond, Investment Grade Bond, Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds.
Fixed Income Funds Front-End Sales Charges for Class A Shares	Front-end sales charge as a % of		Financial Intermediary commission as a % of offering price
Amount of Investment	Offering Price	Net amount Invested
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	-0-	-0-	up to 1.00%
Other Funds:
The other Funds include the Multifactor U.S. Equity, Equity Income, Sustainable Aware Equity, U.S. Strategic Equity, U.S. Small Cap Equity, Multifactor International Equity, International Developed Markets, Global Equity, Emerging Markets, Tax-Managed U.S. Large Cap, Tax-Managed U.S. Mid & Small Cap, Tax-Managed International Equity, Tax-Managed Real Assets, Global Infrastructure, Global Real Estate Securities, Multi-Strategy Income and Multi-Asset Strategy Funds.
Other Funds Front-End Sales Charges for Class A Shares	Front-end sales charge as a % of		Financial Intermediary commission as a % of offering price
Amount of Investment	Offering Price	Net amount Invested
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	-0-	-0-	up to 1.00%
Investments of $1,000,000 or more (Class A Shares, except for Short Duration Bond Fund). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of the Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Funds’ Statement of Additional Information.
Investments of $500,000 or more of Short Duration Bond Fund (Class A Shares). With respect to Short Duration Bond Fund Class A Shares, you do not pay a front-end sales charge when you buy $500,000 or more Shares.  However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 0.75%. Additional information on commissions paid to your Financial Intermediary on purchases of $500,000 or more is available in the Funds’ Statement of Additional Information.
Reducing Your Front-End Sales Charge (Class A Shares). To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed. Your Financial Intermediary may require certain records, such as account statements, to verify that the purchase qualifies for a reduced front-end sales charge.  Additionally, you should retain any records necessary to substantiate historical costs of your Class A Share purchases because the Funds, RIFUS and your Financial Intermediary may not maintain this information.
Front-end Sales Charge Waivers (Class A Shares). Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to Financial Intermediaries for Class A Shares purchased under the following circumstances:
1.
Sales to RIC trustees and employees of Russell Investments (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons
2.
Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative
3.
Accounts managed by a member of Russell Investments
4.
Conversion of Class C Shares held for eight years to Class A Shares. Depending on the policies of your Financial Intermediary, in certain circumstances you may convert Class C Shares held for less than eight years to Class A Shares, without the incurrence of a front-end sales charge
You may also be eligible for a waiver of the front-end sales charge as set forth below in Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts.
Prior to March 1, 2016, sales of Class A Shares to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEP IRAs and SIMPLE IRAs, qualified for a front-end sales charge waiver. Sales of Class A Shares to plans that previously purchased, and continue to hold, Class A Shares without a front-end sales charge pursuant to this waiver may continue to qualify for the waiver if the policies and procedures of your Financial Intermediary provide for the continued application of the waiver. Please contact your Financial Intermediary for more information.
Moving Between Accounts (Class A Shares). Under certain circumstances, if supported by your Financial Intermediary, you may transfer Class A Shares of a Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:
●
From a non-retirement account to an IRA or other individual retirement account
●
From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account
In some cases, due to operational limitations or reporting requirements, your Financial Intermediary must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.
If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary and see Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts below.
Aggregated Investments (Class A Shares). The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:
The following accounts owned by you and/or a member of your immediate family (as defined below):
a.
Accounts held individually or jointly
b.
Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act
c.
IRA accounts, certain single participant retirement plan accounts, and SEP IRA, SIMPLE IRA or similar accounts held in individual registration
d.
Solely controlled business accounts

e.
Trust accounts benefiting you or a member of your immediate family
For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.
Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
You may only combine accounts held with one Financial Intermediary for purposes of aggregated investments.
Rights of Accumulation (“ROA”) (Class A Shares). Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund with your existing holdings of all RIC Funds to determine your current front-end sales charge for Class A Shares. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.
The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.
For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.
Letter of Intent (“LOI”) (Class A Shares). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds you intend to make over a 13-month period with the market value of your current RIC Fund holdings to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Funds held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.
Exchange Privilege (Class A Shares). Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.
Reinstatement Privilege (Class A Shares). You may reinvest proceeds from a redemption or distribution of Class A Shares into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.
Information about sales charges and sale charge waivers is available free of charge, on the Funds’ website at https://russellinvestments.com. Please also see Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts below for additional information regarding Financial Intermediary-specific sales charge waivers and reductions.

MORE ABOUT DEFERRED SALES CHARGES
You do not pay a front-end sales charge when you buy $1,000,000 or more of Class A Shares of the Funds (except for Short Duration Bond Fund), or $500,000 or more of Class A Shares of Short Duration Bond Fund. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00% (except for Short Duration Bond Fund) or 0.75% for Short Duration Bond Fund. The deferred sales charge is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Shares you have held the longest. Exchanges between Class A Shares you own in one Fund for the same Class of any other Fund are not subject to a deferred sales charge; however, you will pay a deferred sales charge of 1.00% upon redemption if you redeem Class A Shares (except for Short Duration Bond Fund) within one year of your original purchase.  You will pay a deferred sales charge of 0.75% upon redemption if you redeem Short Duration Bond Fund Class A Shares within one year of your original purchase.
The deferred sales charge may be waived on:
●
shares sold within 12 months following the death or disability of a shareholder
●
redemptions of Class A Shares only, made in connection with the minimum required distribution from retirement plans or IRAs pursuant to the Internal Revenue Code
●
a systematic withdrawal plan for Class A Shares only, equaling no more than 1% of the account value per any monthly redemption
●
involuntary redemptions
●
redemptions of Class A Shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise
All waivers of deferred sales charges are subject to confirmation of your status or holdings.
The availability of deferred sales charge waivers may depend on the particular Financial Intermediary or type of account through which you purchase Class A Shares. Please see Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts for more information.
If you want to learn more about deferred sales charges, contact your Financial Intermediary.
DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES
The Funds offer multiple Classes of Shares in this Prospectus: Class A, Class C, Class M, Class R6, Class S and Class Y Shares. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”
Class A Shares participate in the Funds' Rule 12b-1 distribution plan. Under the distribution plan, the Funds' Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Funds' Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.
Class C Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Funds’ Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder services plan, the Funds’ Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Funds’ Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.
Class M, Class R6, Class S and Class Y Shares do not participate in either the Funds’ distribution plan or the Funds’ shareholder services plan.

Pursuant to the Funds' Rule 12b-1 distribution and shareholder services plans, Financial Intermediaries may receive: distribution compensation from the Funds' Distributor with respect to Class A Shares of the Funds; and/or distribution compensation and shareholder services compensation from the Funds' Distributor with respect to Class C Shares of the Funds. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.
In addition to the foregoing payments, the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay for services such as marketing support, education and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.
RIFUS may also make cash payments, from its own resources, to key Financial Intermediaries and their service providers (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay for services such as account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.
The Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.
To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Funds’ Distributor also offers them a range of complimentary software tools and educational services. The Funds’ Distributor provides such tools and services from its own resources.
Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIM.
additional information about HOW TO PURCHASE SHARES
Shares are only available through a select network of Financial Intermediaries unless you are eligible to participate in a Russell Investments employee investment program. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.
Class S Shares
Class S Shares may only be purchased by:
(1)
clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, or other similar fee for their services for the shareholder account in which the Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)
employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP IRA, SIMPLE IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)
clients of Financial Intermediaries who are members of Russell Investments;

(4)
individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)
current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class S Shares of the Funds and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class S Shares of the Long Duration Bond Fund may only be purchased by the foregoing individuals and entities if they invest in the Long Duration Bond Fund pursuant to model asset allocations provided or consulted on by Russell Investments.
Class S Shares may also be available on brokerage platforms of firms that have agreements with the Funds’ Distributor to offer such Shares when acting as an agent for the investor for the purchase or sale of such Shares.  If you transact in Class S Shares through one of these brokerage programs, you may be required to pay a commission and/or other forms of compensation to the broker, which are not reflected in the tables under the Choosing A Class of Shares To Buy or Front-End Sales Charges sections above.  The Funds’ Distributor does not receive any portion of the commission or compensation.
Class M Shares
Class M Shares may only be purchased by:
(1)
clients of certain Financial Intermediaries who charge an advisory fee, management fee, consulting fee, or other similar fee for their services for the shareholder account in which the Class M Shares are held; or
(2)
clients of certain Financial Intermediaries where the Financial Intermediary would typically charge a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest; or
(3)
current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class M Shares of the Funds and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class M Shares of the Long Duration Bond Fund may only be purchased by the foregoing individuals and entities if they invest in the Long Duration Bond Fund pursuant to model asset allocations provided by Russell Investments.
In addition, Class M Shares are available only to shareholders who transact on or through advisory platforms in which the shareholder directly or indirectly pays a portion of the costs to service their accounts, which may include transaction fees or account service fees, or other similar financial arrangements. Financial Intermediaries must have an agreement with the Funds’ Distributor to offer Class M Shares.
Class R6 Shares
Class R6 Shares are available only to employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level accounts on behalf of participants. Class R6 Shares are not available for any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEP-IRAs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts.
Class Y Shares
Class Y Shares of the Long Duration Bond Fund may only be purchased by a Russell Investment Company or Russell Investment Funds fund of funds.
The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.

Minimum Initial Investment
Class A, C, M, R6 and S Shares
For Class A, C, M, R6 and S Shares, there is currently no required minimum initial investment.
Class Y Shares
For Class Y Shares, there is a $10 million required minimum initial investment for each account in the Funds. However, there is no required minimum initial investment for:
(1)
any Russell Investment Company or Russell Investment Funds fund of funds; or
(2)
for investment companies that have entered into a contractual arrangement with a Fund or its service providers to acquire Class Y Shares; or
(3)
shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.
For more information regarding the minimum initial investment requirements and other exceptions that may apply, please see the Funds’ Statement of Additional Information and consult your Financial Intermediary for details.
If a Fund detects a pattern of trading that appears to be designed to evade the minimum initial investment requirement for Class Y Shares, the Fund reserves the right to close the account(s). Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. Prior to closing an account, the Funds will provide reasonable notice and in certain cases, the Funds may offer an opportunity to increase the account balance.
Other Information
If you purchase, redeem, exchange, convert or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIM, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.
Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.
Foreign Investors: A Financial Intermediary may offer and sell the Funds to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where a Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories.
Without the prior approval of a Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of a Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors. If you invest directly through the Funds and a foreign address is added onto your account, the Funds will not be able to accept additional purchases and will discontinue any automated purchases into the account.
Offering Dates and Times
Purchases can be made on any day when Shares are offered. You may purchase Shares through a Financial Intermediary on any business day of the Funds (defined as a day on which the NYSE is open for regular trading).

Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). Certain authorized Fund agents have entered into agreements with the Funds’ Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Funds on behalf of Financial Intermediaries. Some, but not all, Financial Intermediaries are Fund agents, and some, but not all, Fund agents are Financial Intermediaries.
Purchase orders must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any purchase order received after the purchase order cut-off time will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is.
If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and accept purchase orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day. If this were to occur, the Funds’ management believes there will not be an adequate market to meet purchase orders for that day and the Funds will close when trading is halted.  Any purchase orders received before the Funds close due to a Level 3 halt will be processed at that day’s calculated net asset value per share. Any purchase orders received after the Funds close due to a Level 3 halt will be processed on the following business day at the next calculated net asset value per share.
A Fund reserves the right to close, and therefore not accept purchase orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
Order and Payment Procedures
Generally, you must place purchase orders for Fund Shares through a Financial Intermediary, in U.S. dollars. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.
For certain investment programs where your account is held directly with the Funds’ Transfer Agent, you must consult with the investment program to determine the requirements for investing. If your account is held directly with the Funds through certain investment programs, you may purchase, redeem or exchange Fund Shares by mail, internet or telephone. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
For such investment programs, cash, checks drawn on credit card accounts, cashiers checks, money orders, travelers checks and other cash equivalents will not be accepted by the Funds’ Transfer Agent. Certain investors whose accounts are held directly with the Funds may be prohibited from purchasing additional Shares of the Funds.
Automated Investment Program
Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. With the exception of initial purchases (in certain Share Classes), the Funds do not require minimum investment amounts or specific dates for automated purchases; however, your Financial Intermediary may set certain restrictions for this option. If you would like to establish an automated investment program or for further information, please contact your Financial Intermediary.
You may discontinue the automated investment program, or change the amount and timing of your investments by contacting your Financial Intermediary.

EXCHANGE and conversion PRIVILEGE
How to Exchange or Convert Shares
Exchanges Between Funds. Depending on the Share Class you are invested in and your Financial Intermediary’s policies, you may exchange Shares you own in one Fund for Shares of any other Fund offered by RIC if you meet any applicable initial minimum investment and investor eligibility requirements stated in the Prospectus for that Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.
An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.
Share Class Conversions. Depending on the Share Class you are invested in and your Financial Intermediary’s policies, you may convert certain Classes of Shares you own of a Fund for Shares of a different Class of Shares of that Fund. You must meet any applicable initial minimum investment requirement and investor eligibility requirements stated in the Prospectus or required by your Financial Intermediary.
Depending upon the policies of your Financial Intermediary, in certain circumstances you may convert Class C Shares to Class A Shares without the incurrence of a front-end sales charge.
Conversion of Class C Shares. The Funds will convert Class C Shares held for eight years to Class A Shares without the incurrence of a front-end sales charge.  If your account is held through a Financial Intermediary, your Financial Intermediary may be responsible for this conversion.  As of January 1, 2019 (the “Effective Date”), the Funds and certain Financial Intermediaries may not have been tracking such holding periods and therefore may not be able to process such conversions for Shares acquired prior to the Effective Date.  In such instances, the automatic conversion of Class C Shares to Class A Shares will occur no later than eight years after the Effective Date.
Please contact your Financial Intermediary for information related to their conversion policies.
RIFUS believes that a conversion between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
Contact your Financial Intermediary for assistance in exchanging or converting Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange or conversion in writing, please contact your Financial Intermediary.
For all Classes of Shares, exchanges and conversions must be made through your Financial Intermediary.
If your account is held directly with the Funds through certain investment programs, you may request an exchange of Fund Shares by mail, internet or telephone. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
Systematic Exchange Program
Your Financial Intermediary may offer a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds in an established account. With the exception of initial purchases (for certain Share Classes), the Funds do not require minimum exchange amounts or specific dates for systematic exchanges; however, your Financial Intermediary may set certain restrictions for this option. If you would like to establish a systematic exchange program or for further information, please contact your Financial Intermediary.
A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.
You may discontinue a systematic exchange program, or change the amount and timing of exchanges, by contacting your Financial Intermediary.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS
The Board has adopted frequent trading policies and procedures which are described below. The Funds will apply these policies uniformly. The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Each action specified below may be taken by a Fund and/or one of its agents (i.e., RIM or RIFUS).
Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund determines that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.
In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.
Frequent Trading Policies and Limitations on Trading Activity
Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.
Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.
While the Funds monitor for substantive trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.
If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIM may be permanently revoked.
If the Funds do not have direct access to the shareholder's account to implement the purchase revocation, the Funds will require the  shareholder's Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the  shareholder's Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.
Any exception to the revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer (“CCO”).
The Funds will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.
In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary's frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Funds on a Financial Intermediary's frequent trading policies must be approved by the CCO after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to:
●
Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.
●
Transactions in a Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIM and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.
●
Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of a Fund’s portfolio or are otherwise not in a Fund’s best interests.
●
Trading associated with asset allocated programs where the asset allocation has been developed by RIM or an affiliate of RIM and RIM has transparency into the amount of trading and the ability to monitor and assess the impact to the Funds or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.
●
Systematic purchase or redemption programs, and transactions not directed by the shareholder or participant, such as payroll contributions and distribution reinvestments.
In applying the policy on limitations on trading activity, the Funds consider the information available at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.
This policy will not affect any shareholder’s redemption rights.
Risks of Frequent Trading
Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending or a line of credit (each, if available), and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending/line of credit would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance. For Funds that use hedging strategies to ensure that each Fund is fully invested, maintenance of a higher level of cash balances would not decrease a Fund’s exposure to market moves but would decrease the proportion of the Fund that is actively managed.
Additionally, to the extent that a Fund invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what they believe to be the fair value of the foreign securities as of the valuation time. To the extent that a Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.
Because certain securities may be traded infrequently, to the extent that a Fund invests significantly in such securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling securities that are traded infrequently at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading
The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds will be able to identify each such shareholder in an omnibus account or curtail their trading practices.
Any exceptions to this policy may only be made by the CCO, after a determination that the transaction does not constitute improper trading or other trading activity that may be harmful to the Funds.
additional information about HOW TO REDEEM SHARES
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption orders must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any redemption requests received after the redemption order cut-off time will be processed on the following business day at the next calculated net asset value per share.
If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and accept redemption orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day. If this were to occur, the Funds’ management believes there will not be an adequate market to meet redemption orders for that day and the Funds will close when trading is halted. Any redemption orders received before the Funds close due to a Level 3 halt will be processed at that day’s calculated net asset value per share. Any redemption orders received after the Funds close due to a Level 3 halt will be processed on the following business day at the next calculated net asset value per share.
A Fund reserves the right to close, and therefore not accept redemption orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
Shares recently purchased by check or Automated Clearing House (“ACH”) directly to the Fund may not be available for redemption for 7 days following the purchase or until the check or ACH clears, whichever occurs first, to assure that a Fund has received payment for your purchase.
Redemption Dates and Times
Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is.
If your account is held directly with the Funds through certain investment programs, you may redeem Fund Shares by mail, internet or telephone subject to certain limitations. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307

Systematic Withdrawal Program
Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. The Funds do not require specific redemption amounts or specific dates for systematic withdrawals; however, your Financial Intermediary may set certain restrictions for this option. Please contact your Financial Intermediary for further information.
When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.
For Class A Shares, if your Financial Intermediary was paid a commission by the Funds' Distributor on your Class A Shares and you redeem those Class A Shares within one year of purchase, you may pay a deferred sales charge of up to 1%.
You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.
PAYMENT OF REDEMPTION PROCEEDS
Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.
When you redeem your Shares, a Fund will ordinarily pay your redemption proceeds to your Financial Intermediary for your benefit on the next business day after the Fund receives the redemption request in proper form or as otherwise requested by your Financial Intermediary. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary. For certain investment programs where your account is held directly with the Funds’ Transfer Agent, the length of time that the Funds typically pay redemption proceeds from redemption requests varies based on the method by which you elect to receive the proceeds. Your redemption proceeds will be paid in one of the following manners: (1) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record on the next business day after the Funds receive a redemption request in proper form; or (2) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (“EFT”) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System. Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to seven days, as permitted by law. The Funds reserve the right to temporarily hold redemption proceeds from a natural person age 65 or older or age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own financial interests from actual or attempted exploitation. The Transfer Agent is not required to hold redemption proceeds in these circumstances and does not assume any obligation to do so.
Under normal market conditions, the Funds expect to meet redemption orders by using holdings of cash/cash equivalents and/or proceeds from the sale of portfolio holdings. The Funds maintain cash reserves and RIM may increase or decrease a Fund’s cash reserves in anticipation of redemption activity. Under stressed market conditions, a Fund may be forced to sell securities in order to meet redemption requests, which may result in a Fund selling such securities at an inopportune time and/or for a price below the price a Fund would expect to receive under normal market conditions. While the Funds do not routinely use redemptions in-kind, each Fund reserves the right to use redemptions in-kind to manage the impact of larger redemptions on a Fund. See “OTHER INFORMATION ABOUT SHARE TRANSACTIONS – Redemption In-Kind” below for additional information on a Fund’s use of redemptions in-kind.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS
Written Instructions
Written instructions must be in proper form as determined by your Financial Intermediary. For certain investment programs where your account is held directly with the Funds’ Transfer Agent, the Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:
●
The Fund name and account number
●
Details related to the transaction including type and amount
●
Signatures of all owners exactly as registered on the account
●
Any supporting legal documentation that may be required
If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
Telephone or Internet Instructions
Contact your Financial Intermediary to determine their policy and requirements regarding telephone or internet transactions.
If your account is held directly with the Fund, through certain investment programs, you may purchase, exchange or redeem shares by telephone or internet. Generally, through certain investment programs, you are automatically eligible to redeem or exchange shares by telephone or the internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.
RIC and RIFUS are not liable for any loss, cost, expense or other liability resulting from complying with telephone or internet instructions that are deemed to be genuine. RIC and RIFUS will employ reasonable procedures to confirm that telephone or internet instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, RIC and/or RIFUS may be liable for losses due to unauthorized or fraudulent instructions.
Telephone conversations you have with the Funds may be monitored or recorded for quality assurance, verification, and recordkeeping purposes. By speaking to the Funds on the telephone, you consent to such monitoring and recording.
Responsibility for Fraud
Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.
Signature Guarantee
Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
In-Kind Exchange of Securities
A Fund may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the appropriate Fund; have a readily ascertainable market value; be liquid; and not be subject to restrictions on resale.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.
The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Funds, along with the securities. Please contact your Financial Intermediary for further information.
Redemption In-Kind
The Funds have elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, redemptions by a shareholder of up to the lesser of $250,000 or 1% of a Fund’s net assets during any 90-day period must be redeemed solely in cash unless otherwise agreed to by the redeeming shareholder. If operationally possible (typically only when a Fund is notified in advance of a large redemption), a Fund may, at its discretion, pay for any portion of a redemption exceeding such amount by a distribution of in-kind securities from the Fund’s portfolio, instead of in cash. There are also operational limitations on the ability of the Funds to make an in-kind distribution of most non-U.S. securities. An in-kind distribution of portfolio securities could include illiquid or less liquid securities. Illiquid or less liquid securities may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause you to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If you receive an in-kind distribution of portfolio securities, and choose to sell them, you will incur brokerage charges and continue to be subject to tax consequences and market risk pending any sale.
Escheatment and Inactivity
For any accounts held directly at the Funds, the Funds will comply with all federal search and notification requirements, as defined in section 17AD-17 of the Securities Exchange Act of 1934, as amended. Should the assets be determined to be abandoned, then the Funds are legally obligated to escheat said abandoned property to the appropriate state’s unclaimed property administrator, as determined by the owner’s last known address of record.
Furthermore, the Funds will comply with any and all state regulations regarding “inactivity.” Broadly described, state inactivity rules define time periods during which, and specific means by which, shareholders must “contact” their assets, i.e. the Funds, the Funds’ agent and/or their Financial Intermediary. The Funds are legally obligated to escheat inactive assets to the state of jurisdiction as identified by the owner’s address of record.
In order to prevent escheatment of your account, consider keeping your contact information updated and actively engaging with your account to avoid it being deemed inactive per the regulations in your state of residence.
It is the intention of the Funds to comply with the appropriate regulative body for each given instance. For additional information, questions, or concerns regarding these regulations, please contact the Abandoned/Unclaimed Property division of your state of residence, or please contact your Financial Intermediary.
Texas state residents may designate a representative for purposes of escheatment notification. Please contact your Financial Intermediary for additional information.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to uncashed checks, the Funds may convert your distribution option to have all dividends and/or other distributions reinvested in additional Shares.

Registration of Fund Accounts
Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

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FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund or Class has not been in operation for 60 months, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual financial statements and other information in Form N-CSR, which is available upon request.
The information in the following tables represents the Financial Highlights for all Funds' Share Classes that had
Shares outstanding as of October 31, 2025.
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multifactor U.S. Equity Fund
Class A
October 31, 2025	19.26	.11	2.80	2.91	(.21)	(4.59)	-
October 31, 2024	14.78	.11	5.02	5.13	(.08)	(.57)	-
October 31, 2023	14.41	.14	.97	1.11	(.13)	(.61)	-
October 31, 2022	17.74	.13	(2.35)	(2.22)	(.15)	(.96)	-
October 31, 2021	12.83	.11	5.21	5.32	(.13)	(.28)	-
Class C
October 31, 2025	19.49	(.01)	2.84	2.83	.11	(4.59)	-
October 31, 2024	15.00	(.02)	5.08	5.06	-	(.57)	-
October 31, 2023	14.62	.02	1.00	1.02	(.03)	(.61)	-
October 31, 2022	17.95	.01	(2.38)	(2.37)	-	(.96)	-
October 31, 2021	12.99	(.01)	5.27	5.26	(.02)	(.28)	-
Class M
October 31, 2025	19.42	.18	2.83	3.01	(.29)	(4.59)	-
October 31, 2024	14.91	.20	5.04	5.24	(.16)	(.57)	-
October 31, 2023	14.52	.20	1.00	1.20	(.20)	(.61)	-
October 31, 2022	17.86	.20	(2.38)	(2.18)	(.20)	(.96)	-
October 31, 2021	12.91	.17	5.24	5.41	(.18)	(.28)	-
Class R6
October 31, 2025	19.42	.18	2.82	3.00	(.29)	(4.59)	-
October 31, 2024	14.91	.19	5.05	5.24	(.16)	(.57)	-
October 31, 2023	14.52	.20	1.00	1.20	(.20)	(.61)	-
October 31, 2022	17.86	.20	(2.37)	(2.17)	(.21)	(.96)	-
October 31, 2021	12.90	.18	5.25	5.43	(.19)	(.28)	-
Class S
October 31, 2025	19.40	.15	2.82	2.97	(.26)	(4.59)	-
October 31, 2024	14.89	.16	5.05	5.21	(.13)	(.57)	-
October 31, 2023	14.51	.18	.98	1.16	(.17)	(.61)	-
October 31, 2022	17.84	.17	(2.36)	(2.19)	(.18)	(.96)	-
October 31, 2021	12.89	.15	5.24	5.39	(.16)	(.28)	-
Class Y
October 31, 2025	19.40	.19	2.83	3.02	(.30)	(4.59)	-
October 31, 2024	14.90	.20	5.04	5.24	(.17)	(.57)	-
October 31, 2023	14.51	.21	.99	1.20	(.20)	(.61)	-
October 31, 2022	17.85	.20	(2.37)	(2.17)	(.21)	(.96)	-
October 31, 2021	12.90	.18	5.24	5.42	(.19)	(.28)	-
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(4.80)	17.37	18.90	10,487.89		.89	.68	25
(.65)	19.26	35.50	9,297.88		.86	.64	19
(.74)	14.78	8.12	7,896.87		.80	.92	16
(1.11)	14.41	(13.28)	8,515.86		.80	.84	22
(.41)	17.74	42.16	10,672.86		.81	.68	37

(4.70)	17.62	17.99	4,640	1.64	1.64	(.07)	25
(.57)	19.49	34.44	4,323	1.63	1.61	(.11)	19
(.64)	15.00	7.34	3,407	1.62	1.55	.15	16
(.96)	14.62	(13.94)	2,609	1.62	1.55	.09	22
(.30)	17.95	41.06	2,922	1.61	1.56	(.08)	37

(4.88)	17.55	19.37	1,446.64		.49	1.08	25
(.73)	19.42	35.94	1,518.63		.44	1.17	19
(.81)	14.91	8.64	13,360.62		.40	1.31	16
(1.16)	14.52	(12.96)	11,640.62		.40	1.25	22
(.46)	17.86	42.64	22,361.61		.41	1.07	37

(4.88)	17.54	19.34	535.49		.47	1.11	25
(.73)	19.42	36.00	440.48		.44	1.05	19
(.81)	14.91	8.67	320.47		.38	1.36	16
(1.17)	14.52	(12.94)	394.47		.38	1.26	22
(.47)	17.86	42.78	442.46		.39	1.09	37

(4.85)	17.52	19.13	29,200.64		.64	.92	25
(.70)	19.40	35.81	57,442.63		.61	.91	19
(.78)	14.89	8.41	69,450.62		.55	1.17	16
(1.14)	14.51	(13.05)	71,665.61		.55	1.08	22
(.44)	17.84	42.49	126,658.61		.56	.93	37

(4.89)	17.53	19.46	243,071.44		.44	1.14	25
(.74)	19.40	35.98	348,109.43		.41	1.11	19
(.81)	14.90	8.70	433,021.42		.35	1.37	16
(1.17)	14.51	(12.93)	463,734.42		.35	1.28	22
(.47)	17.85	42.74	634,212.41		.36	1.11	37

FINANCIAL HIGHLIGHTS, continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Equity Income Fund
Class A
October 31, 2025	26.85	.40	1.49	1.89	(.51)	(2.99)	—
October 31, 2024	23.79	.41	5.69	6.10	(.32)	(2.72)	—
October 31, 2023	27.74	.38	.28	.66	(.36)	(4.25)	—
October 31, 2022	33.38	.30	(2.62)	(2.32)	(.28)	(3.04)	—
October 31, 2021	23.86	.22	10.11	10.33	(.24)	(.57)	—
Class C
October 31, 2025	25.29	.20	1.39	1.59	(.34)	(2.99)	—
October 31, 2024	22.57	.21	5.37	5.58	(.14)	(2.72)	—
October 31, 2023	26.55	.18	.27	.45	(.18)	(4.25)	—
October 31, 2022	32.11	.07	(2.51)	(2.44)	(.08)	(3.04)	—
October 31, 2021	23.00	(.01)	9.75	9.74	(.06)	(.57)	—
Class S
October 31, 2025	26.64	.47	1.47	1.94	(.58)	(2.99)	—
October 31, 2024	23.62	.48	5.65	6.13	(.39)	(2.72)	—
October 31, 2023	27.59	.45	.26	.71	(.43)	(4.25)	—
October 31, 2022	33.23	.38	(2.61)	(2.23)	(.37)	(3.04)	—
October 31, 2021	23.75	.30	10.08	10.38	(.33)	(.57)	—
Class Y
October 31, 2025	26.56	.50	1.48	1.98	(.62)	(2.99)	—
October 31, 2024	23.56	.52	5.63	6.15	(.43)	(2.72)	—
October 31, 2023	27.53	.49	.26	.75	(.47)	(4.25)	—
October 31, 2022	33.17	.42	(2.60)	(2.18)	(.42)	(3.04)	—
October 31, 2021	23.71	.35	10.06	10.41	(.38)	(.57)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(3.50)	25.24	8.39	16,574	1.19	1.12	1.63	25
(3.04)	26.85	27.35	16,872	1.20	1.13	1.63	35
(4.61)	23.79	2.47	15,970	1.19	1.14	1.50	31
(3.32)	27.74	(7.76)	19,714	1.17	1.12	.99	39
(.81)	33.38	44.01	23,189	1.16	1.11	.71	19

(3.33)	23.55	7.59	15,549	1.94	1.87	.89	25
(2.86)	25.29	26.41	17,533	1.95	1.88	.88	35
(4.43)	22.57	1.70	16,485	1.94	1.89	.74	31
(3.12)	26.55	(8.49)	19,593	1.92	1.87	.24	39
(.63)	32.11	42.96	23,097	1.91	1.86	(.04)	19

(3.57)	25.01	8.70	114,928.94		.83	1.93	25
(3.11)	26.64	27.75	140,204.95		.84	1.92	35
(4.68)	23.62	2.72	129,070.94		.85	1.79	31
(3.41)	27.59	(7.51)	171,669.92		.83	1.28	39
(.90)	33.23	44.45	187,082.91		.82	1.00	19

(3.61)	24.93	8.91	14,213.75		.67	2.07	25
(3.15)	26.56	27.92	13,414.75		.68	2.07	35
(4.72)	23.56	2.89	11,148.74		.69	1.97	31
(3.46)	27.53	(7.38)	17,636.72		.67	1.44	39
(.95)	33.17	44.67	20,411.71		.66	1.17	19

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Sustainable Aware Equity Fund
Class A
October 31, 2025	49.36	.20	5.23	5.43	(.41)	(5.84)	—
October 31, 2024	40.66	.13	11.51	11.64	(.09)	(2.85)	—
October 31, 2023	43.52	.16	1.83	1.99	(.15)	(4.70)	—
October 31, 2022	59.98	.11	(4.92)	(4.81)	(.09)	(11.56)	—
October 31, 2021	51.21	.11	16.63	16.74	(.33)	(7.64)	—
Class C
October 31, 2025	46.68	(.13)	4.90	4.77	(.13)	(5.84)	—
October 31, 2024	38.80	(.20)	10.94	10.74	(.01)	(2.85)	—
October 31, 2023	41.89	(.15)	1.76	1.61	—	(4.70)	—
October 31, 2022	58.42	(.24)	(4.73)	(4.97)	—	(11.56)	—
October 31, 2021	50.27	(.29)	16.27	15.98	(.19)	(7.64)	—
Class S
October 31, 2025	49.67	.34	5.26	5.60	(.54)	(5.84)	—
October 31, 2024	40.82	.27	11.56	11.83	(.13)	(2.85)	—
October 31, 2023	43.66	.28	1.83	2.11	(.25)	(4.70)	—
October 31, 2022	60.11	.25	(4.93)	(4.68)	(.21)	(11.56)	—
October 31, 2021	51.29	.28	16.65	16.93	(.47)	(7.64)	—
Class Y
October 31, 2025	49.52	.41	5.25	5.66	(.62)	(5.84)	—
October 31, 2024	40.66	.34	11.51	11.85	(.14)	(2.85)	—
October 31, 2023	43.51	.35	1.82	2.17	(.32)	(4.70)	—
October 31, 2022	59.95	.33	(4.92)	(4.59)	(.29)	(11.56)	—
October 31, 2021	51.18	.37	16.60	16.97	(.56)	(7.64)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)(g)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(6.25)	48.54	12.36	17,834	1.35	1.27	.45	75
(2.94)	49.36	29.62	19,252	1.49	1.39	.29	74
(4.85)	40.66	5.09	16,229	1.45	1.36	.38	68
(11.65)	43.52	(10.28)	18,283	1.37	1.29	.24	129
(7.97)	59.98	35.97	24,380	1.33	1.28	.21	131

(5.97)	45.48	11.53	17,809	2.10	2.02	(.30)	75
(2.86)	46.68	28.67	20,744	2.24	2.14	(.46)	74
(4.70)	38.80	4.28	18,994	2.20	2.11	(.37)	68
(11.56)	41.89	(10.94)	22,260	2.12	2.04	(.52)	129
(7.83)	58.42	34.97	31,130	2.08	2.03	(.54)	131

(6.38)	48.89	12.70	115,553	1.10	.98	.74	75
(2.98)	49.67	30.01	132,043	1.24	1.10	.58	74
(4.95)	40.82	5.37	124,288	1.20	1.07	.67	68
(11.77)	43.66	(10.00)	165,484	1.12	1.00	.53	129
(8.11)	60.11	36.37	225,751	1.08	0.99	.50	131

(6.46)	48.72	12.88	10,834.89		.82	.89	75
(2.99)	49.52	30.22	9,845	1.04	.94	.74	74
(5.02)	40.66	5.54	8,285	1.01	.92	.83	68
(11.85)	43.51	(9.86)	8,066.92		.84	.69	129
(8.20)	59.95	36.57	11,331.88		.83	.66	131

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
U.S. Strategic Equity Fund
Class A
October 31, 2025	17.75	.07	2.63	2.70	(.10)	(1.69)	—
October 31, 2024	13.68	.07	4.58	4.65	(.07)	(.51)	—
October 31, 2023	13.31	.09	1.12	1.21	(.09)	(.75)	—
October 31, 2022	17.88	.06	(3.31)	(3.25)	(.06)	(1.26)	—
October 31, 2021	12.88	.02	5.02	5.04	(.04)	—	—
Class C
October 31, 2025	17.36	(.06)	2.58	2.52	(.01)	(1.69)	—
October 31, 2024	13.44	(.05)	4.49	4.44	(.01)	(.51)	—
October 31, 2023	13.11	(.01)	1.09	1.08	—	(.75)	—
October 31, 2022	17.68	(.05)	(3.26)	(3.31)	—	(1.26)	—
October 31, 2021	12.80	(.10)	4.99	4.89	(.01)	—	—
Class M
October 31, 2025	17.77	.13	2.64	2.77	(.16)	(1.69)	—
October 31, 2024	13.69	.13	4.58	4.71	(.12)	(.51)	—
October 31, 2023	13.32	.14	1.12	1.26	(.14)	(.75)	—
October 31, 2022	17.90	.11	(3.31)	(3.20)	(.12)	(1.26)	—
October 31, 2021	12.88	.08	5.04	5.12	(.10)	—	—
Class S
October 31, 2025	17.80	.11	2.65	2.76	(.15)	(1.69)	—
October 31, 2024	13.71	.11	4.59	4.70	(.10)	(.51)	—
October 31, 2023	13.34	.12	1.12	1.24	(.12)	(.75)	—
October 31, 2022	17.92	.10	(3.32)	(3.22)	(.10)	(1.26)	—
October 31, 2021	12.90	.07	5.03	5.10	(.08)	—	—
Class Y
October 31, 2025	17.77	.14	2.65	2.79	(.18)	(1.69)	—
October 31, 2024	13.69	.14	4.58	4.72	(.13)	(.51)	—
October 31, 2023(2)	14.52	.01	(.81)	(.80)	(.03)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(1.79)	18.66	16.65	28,669	1.18	1.08	.40	61
(.58)	17.75	34.67	21,457	1.24	1.10	.43	51
(.84)	13.68	9.67	14,309	1.39	1.12	.63	57
(1.32)	13.31	(19.47)	11,144	1.26	1.00	.41	91
(.04)	17.88	39.21	12,928	1.25	.99	.15	38

(1.70)	18.18	15.84	6,896	1.93	1.83	(.35)	61
(.52)	17.36	33.69	6,499	2.00	1.85	(.31)	51
(.75)	13.44	8.80	4,938	2.14	1.87	(.10)	57
(1.26)	13.11	(20.06)	5,302	2.01	1.75	(.34)	91
(.01)	17.68	38.18	7,142	2.00	1.74	(.60)	38

(1.85)	18.69	17.09	632,053.93		.73	.75	61
(.63)	17.77	35.16	636,086	1.00	.75	.79	51
(.89)	13.69	10.03	509,184	1.14	.77	1.00	57
(1.38)	13.32	(19.20)	525,351	1.01	.65	.76	91
(.10)	17.90	39.83	704,072.99		.64	.50	38

(1.84)	18.72	16.94	2,461,437.93		.83	.65	61
(.61)	17.80	35.05	2,422,271	1.00	.85	.70	51
(.87)	13.71	9.90	2,171,846	1.14	.87	.90	57
(1.36)	13.34	(19.27)	2,526,335	1.01	.75	.66	91
(.08)	17.92	39.62	3,565,540.99		.74	.40	38

(1.87)	18.69	17.18	195,503.73		.65	.82	61
(.64)	17.77	35.26	155,010.80		.67	.87	51
(.03)	13.69	(5.50)	137,246.94		.69	.59	57

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
U.S. Small Cap Equity Fund
Class A
October 31, 2025	27.76	.10	1.35	1.45	(.37)	(2.82)	—
October 31, 2024	22.04	.10	6.20	6.30	(.06)	(.52)	—
October 31, 2023	25.20	.11	(2.12)	(2.01)	(.06)	(1.09)	—
October 31, 2022	38.76	.01	(4.34)	(4.33)	—	(9.23)	—
October 31, 2021	24.25	(.05)	14.65	14.60	(.09)	—	—
Class C
October 31, 2025	23.69	(.07)	1.14	1.07	(.19)	(2.82)	—
October 31, 2024	18.96	(.08)	5.33	5.25	—	(.52)	—
October 31, 2023	21.96	(.06)	(1.85)	(1.91)	—	(1.09)	—
October 31, 2022	35.21	(.17)	(3.85)	(4.02)	—	(9.23)	—
October 31, 2021	22.12	(.29)	13.38	13.09	—	—	—
Class M
October 31, 2025	28.37	.21	1.38	1.59	(.48)	(2.82)	—
October 31, 2024	22.51	.21	6.33	6.54	(.16)	(.52)	—
October 31, 2023	25.72	.21	(2.17)	(1.96)	(.16)	(1.09)	—
October 31, 2022	39.32	.12	(4.42)	(4.30)	(.07)	(9.23)	—
October 31, 2021	24.58	.09	14.84	14.93	(.19)	—	—
Class R6
October 31, 2025	28.42	.12	1.48	1.60	(.49)	(2.82)	—
October 31, 2024	22.55	(—)(f)	6.56	6.56	(.17)	(.52)	—
October 31, 2023	25.77	.22	(2.18)	(1.96)	(.17)	(1.09)	—
October 31, 2022	39.38	.14	(4.43)	(4.29)	(.09)	(9.23)	—
October 31, 2021	24.60	.10	14.85	14.95	(.17)	—	—
Class S
October 31, 2025	28.40	.18	1.39	1.57	(.44)	(2.82)	—
October 31, 2024	22.53	.18	6.35	6.53	(.14)	(.52)	—
October 31, 2023	25.74	.19	(2.19)	(2.00)	(.12)	(1.09)	—
October 31, 2022	39.33	.09	(4.42)	(4.33)	(.03)	(9.23)	—
October 31, 2021	24.59	.05	14.85	14.90	(.16)	—	—
Class Y
October 31, 2025	28.42	.22	1.39	1.61	(.50)	(2.82)	—
October 31, 2024	22.55	.22	6.35	6.57	(.18)	(.52)	—
October 31, 2023	25.77	.22	(2.17)	(1.95)	(.18)	(1.09)	—
October 31, 2022	39.38	.14	(4.43)	(4.29)	(.09)	(9.23)	—
October 31, 2021	24.61	.12	14.85	14.97	(.20)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)(g)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(3.19)	26.02	5.76	13,943	1.36	1.36	.41	85
(.58)	27.76	28.81	14,646	1.37	1.37	.38	76
(1.15)	22.04	(8.23)	12,342	1.38	1.38	.46	80
(9.23)	25.20	(13.71)	15,358	1.34	1.34	.05	95
(.09)	38.76	60.30	19,963	1.35	1.35	(.15)	110

(3.01)	21.75	5.02	5,697	2.11	2.11	(.34)	85
(.52)	23.69	27.87	6,415	2.12	2.12	(.36)	76
(1.09)	18.96	(8.98)	6,462	2.13	2.13	(.29)	80
(9.23)	21.96	(14.35)	8,052	2.09	2.09	(.70)	95
—	35.21	59.18	11,220	2.10	2.10	(.89)	110

(3.30)	26.66	6.19	93,641	1.11	.97	.82	85
(.68)	28.37	29.32	108,075	1.12	.98	.77	76
(1.25)	22.51	(7.88)	86,971	1.13	.99	.83	80
(9.30)	25.72	(13.38)	139,979	1.09	.95	.44	95
(.19)	39.32	60.95	167,700	1.10	.96	.24	110

(3.31)	26.71	6.24	920.96		.94	.45	85
(.69)	28.42	29.36	1,586.97		.95	.77	76
(1.26)	22.55	(7.86)	356.98		.96	.89	80
(9.32)	25.77	(13.35)	532.94		.92	.48	95
(.17)	39.38	60.96	912.95		.93	.27	110

(3.26)	26.71	6.10	450,078	1.11	1.07	.70	85
(.66)	28.40	29.21	642,064	1.12	1.08	.67	76
(1.21)	22.53	(8.00)	571,387	1.13	1.09	.75	80
(9.26)	25.74	(13.46)	809,051	1.09	1.05	.34	95
(.16)	39.33	60.76	1,147,967	1.10	1.06	.15	110

(3.32)	26.71	6.25	62,155.91		.91	.87	85
(.70)	28.42	29.38	86,409.92		.92	.83	76
(1.27)	22.55	(7.83)	79,925.93		.93	.90	80
(9.32)	25.77	(13.33)	94,100.89		.89	.49	95
(.20)	39.38	61.06	166,076.90		.90	.33	110

FINANCIAL HIGHLIGHTS, continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multifactor International Equity Fund
Class M
October 31, 2025	10.72	.27	2.03	2.30	(.51)	-	-
October 31, 2024	9.09	.24	1.73	1.97	(.34)	-	-
October 31, 2023	8.23	.25	.80	1.05	(.19)	-	-
October 31, 2022	11.11	.28	(2.50)	(2.22)	(.66)	-	-
October 31, 2021	8.27	.29	2.75	3.04	(.20)	-	-
Class R6
October 31, 2025	10.91	.28	2.07	2.35	(.53)	-	-
October 31, 2024	9.24	.26	1.75	2.01	(.34)	-	-
October 31, 2023	8.36	.26	.82	1.08	(.20)	-	-
October 31, 2022	11.27	.29	(2.54)	(2.25)	(.66)	-	-
October 31, 2021	8.40	.30	2.77	3.07	(.20)	-	-
Class S
October 31, 2025	10.71	.26	2.02	2.28	(.50)	-	-
October 31, 2024	9.08	.24	1.71	1.95	(.32)	-	-
October 31, 2023	8.22	.24	.80	1.04	(.18)	-	-
October 31, 2022	11.08	.26	(2.47)	(2.21)	(.65)	-	-
October 31, 2021	8.26	.27	2.73	3.00	(.18)	-	-
Class Y
October 31, 2025	10.72	.27	2.03	2.30	(.53)	-	-
October 31, 2024	9.09	.26	1.71	1.97	(.34)	-	-
October 31, 2023	8.23	.25	.81	1.06	(.20)	-	-
October 31, 2022	11.10	.28	(2.48)	(2.20)	(.67)	-	-
October 31, 2021	8.27	.27	2.77	3.04	(.21)	-	-
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.51)	12.51	22.70	1,544	1.03	.79	2.41	59
(.34)	10.72	21.97	1,616.91		.61	2.35	21
(.19)	9.09	12.87	14,236.84		.49	2.70	16
(.66)	8.23	(21.07)	12,297.83		.49	2.96	36
(.20)	11.11	37.15	21,121.79		.50	2.72	40

(.53)	12.73	22.78	89.86		.75	2.46	59
(.34)	10.91	22.07	67.80		.65	2.47	21
(.20)	9.24	12.96	55.69		.47	2.72	16
(.66)	8.36	(21.02)	46.68		.47	2.97	36
(.20)	11.27	36.94	54.64		.48	2.78	40

(.50)	12.49	22.49	34,004	1.03	.94	2.28	59
(.32)	10.71	21.81	34,267.96		.82	2.31	21
(.18)	9.08	12.70	65,101.84		.64	2.54	16
(.65)	8.22	(21.07)	65,107.83		.64	2.78	36
(.18)	11.08	36.67	100,757.79		.65	2.53	40

(.53)	12.49	22.74	162,183.83		.75	2.41	59
(.34)	10.72	22.03	107,346.76		.62	2.50	21
(.20)	9.09	12.95	156,480.65		.45	2.70	16
(.67)	8.23	(20.96)	163,627.63		.44	2.95	36
(.21)	11.10	37.07	229,824.60		.45	2.62	40

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
International Developed Markets Fund
Class A
October 31, 2025	43.63	.75	7.75	8.50	(1.30)	—	—
October 31, 2024	36.79	.73	6.90	7.63	(.79)	—	—
October 31, 2023	33.13	.66	3.53	4.19	—	(.53)	—
October 31, 2022	44.41	.67	(10.63)	(9.96)	(1.05)	(.27)	—
October 31, 2021	32.08	.67	11.99	12.66	(.33)	—	—
Class C
October 31, 2025	43.62	.40	7.80	8.20	(.94)	—	—
October 31, 2024	36.76	.41	6.91	7.32	(.46)	—	—
October 31, 2023	33.35	.38	3.56	3.94	—	(.53)	—
October 31, 2022	44.66	.38	(10.71)	(10.33)	(.71)	(.27)	—
October 31, 2021	32.24	.35	12.09	12.44	(.02)	—	—
Class M
October 31, 2025	43.88	.93	7.78	8.71	(1.47)	—	—
October 31, 2024	36.99	.89	6.95	7.84	(.95)	—	—
October 31, 2023	33.18	.81	3.53	4.34	—	(.53)	—
October 31, 2022	44.49	.82	(10.63)	(9.81)	(1.23)	(.27)	—
October 31, 2021	32.13	.87	11.96	12.83	(.47)	—	—
Class S
October 31, 2025	43.86	.88	7.80	8.68	(1.43)	—	—
October 31, 2024	36.97	.85	6.93	7.78	(.89)	—	—
October 31, 2023	33.20	.77	3.53	4.30	—	(.53)	—
October 31, 2022	44.51	.79	(10.64)	(9.85)	(1.19)	(.27)	—
October 31, 2021	32.14	.78	12.02	12.80	(.43)	—	—
Class Y
October 31, 2025	43.96	.97	7.79	8.76	(1.50)	—	—
October 31, 2024	37.06	.93	6.94	7.87	(.97)	—	—
October 31, 2023	33.23	.84	3.52	4.36	—	(.53)	—
October 31, 2022	44.56	.85	(10.66)	(9.81)	(1.25)	(.27)	—
October 31, 2021	32.17	.86	12.02	12.88	(.49)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(1.30)	50.83	20.20	22,060	1.28	1.26	1.62	32
(.79)	43.63	20.90	18,390	1.28	1.26	1.73	28
(.53)	36.79	12.68	16,197	1.26	1.22	1.70	30
(1.32)	33.13	(23.02)	16,547	1.26	1.22	1.75	32
(.33)	44.41	39.61	23,364	1.25	1.22	1.60	34

(.94)	50.88	19.31	6,521	2.03	2.01	.87	32
(.46)	43.62	19.99	6,208	2.03	2.01	.97	28
(.53)	36.76	11.84	5,865	2.01	1.97	.97	30
(.98)	33.35	(23.58)	6,326	2.01	1.97	.98	32
(.02)	44.66	38.59	9,663	2.00	1.97	.83	34

(1.47)	51.12	20.67	215,169	1.03	.87	2.02	32
(.95)	43.88	21.38	205,711	1.03	.87	2.10	28
(.53)	36.99	13.12	173,150	1.01	.83	2.10	30
(1.50)	33.18	(22.71)	268,131	1.01	.83	2.15	32
(.47)	44.49	40.15	364,171	1.00	.83	2.06	34

(1.43)	51.11	20.57	820,897	1.03	.97	1.91	32
(.89)	43.86	21.24	765,590	1.03	.97	2.00	28
(.53)	36.97	12.99	828,666	1.01	.93	1.98	30
(1.46)	33.20	(22.78)	1,131,900	1.01	.93	2.05	32
(.43)	44.51	40.02	1,578,103	1.00	.93	1.85	34

(1.50)	51.22	20.75	47,641.83		.81	2.10	32
(.97)	43.96	21.45	45,565.83		.81	2.17	28
(.53)	37.06	13.16	37,239.81		.77	2.17	30
(1.52)	33.23	(22.68)	36,313.81		.77	2.22	32
(.49)	44.56	40.26	61,501.80		.77	2.05	34

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Global Equity Fund
Class A
October 31, 2025	10.49	.10	1.80	1.90	(.09)	(.63)	—
October 31, 2024	8.16	.11	2.32	2.43	(.10)	—	—
October 31, 2023	7.44	.09	.76	.85	(.13)	—	—
October 31, 2022	9.69	.09	(1.71)	(1.62)	(.08)	(.55)	—
October 31, 2021	8.89	.05	3.18	3.23	(.07)	(2.36)	—
Class C
October 31, 2025	10.23	.02	1.76	1.78	—	(.63)	—
October 31, 2024	7.95	.04	2.26	2.30	(.02)	—	—
October 31, 2023	7.25	.03	.73	.76	(.06)	—	—
October 31, 2022	9.45	.03	(1.67)	(1.64)	(.01)	(.55)	—
October 31, 2021	8.72	(.02)	3.11	3.09	—	(2.36)	—
Class M
October 31, 2025	10.65	.14	1.83	1.97	(.12)	(.63)	—
October 31, 2024	8.28	.15	2.34	2.49	(.12)	—	—
October 31, 2023	7.55	.13	.76	.89	(.16)	—	—
October 31, 2022	9.82	.12	(1.72)	(1.60)	(.12)	(.55)	—
October 31, 2021	8.99	.08	3.21	3.29	(.10)	(2.36)	—
Class S
October 31, 2025	10.64	.13	1.83	1.96	(.11)	(.63)	—
October 31, 2024	8.28	.14	2.34	2.48	(.12)	—	—
October 31, 2023	7.56	.12	.76	.88	(.16)	—	—
October 31, 2022	9.83	.12	(1.73)	(1.61)	(.11)	(.55)	—
October 31, 2021	8.99	.07	3.22	3.29	(.09)	(2.36)	—
Class Y
October 31, 2025	10.59	.15	1.83	1.98	(.13)	(.63)	—
October 31, 2024	8.24	.15	2.33	2.48	(.13)	—	—
October 31, 2023	7.51	.13	.76	.89	(.16)	—	—
October 31, 2022	9.77	.13	(1.71)	(1.58)	(.13)	(.55)	—
October 31, 2021	8.96	.10	3.18	3.28	(.11)	(2.36)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.72)	11.67	19.35	15,604	1.26	1.23	.99	49
(.10)	10.49	29.90	11,887	1.32	1.23	1.12	47
(.13)	8.16	11.52	8,061	1.49	1.24	1.14	43
(.63)	7.44	(17.81)	6,399	1.50	1.24	1.13	41
(2.43)	9.69	41.83	9,215	1.50	1.27	.57	49

(.63)	11.38	18.51	2,960	2.01	1.98	.23	49
(.02)	10.23	28.97	2,801	2.08	1.98	.37	47
(.06)	7.95	10.57	2,534	2.24	1.99	.39	43
(.56)	7.25	(18.38)	3,062	2.25	1.99	.37	41
(2.36)	9.45	40.73	4,098	2.25	2.02	(.19)	49

(.75)	11.87	19.80	293,708	1.01	.88	1.34	49
(.12)	10.65	30.35	327,731	1.07	.88	1.46	47
(.16)	8.28	11.96	230,720	1.24	.89	1.53	43
(.67)	7.55	(17.49)	17,613	1.26	.89	1.48	41
(2.46)	9.82	42.21	7,717	1.25	.92	.90	49

(.74)	11.86	19.74	911,715	1.01	.98	1.26	49
(.12)	10.64	30.16	858,898	1.07	.98	1.37	47
(.16)	8.28	11.75	528,001	1.24	.99	1.42	43
(.66)	7.56	(17.55)	99,740	1.25	.99	1.37	41
(2.45)	9.83	42.12	117,789	1.25	1.02	.81	49

(.76)	11.81	20.05	694,682.82		.78	1.42	49
(.13)	10.59	30.35	696,123.88		.78	1.55	47
(.16)	8.24	12.04	651,936	1.04	.79	1.61	43
(.68)	7.51	(17.39)	890,697	1.05	.79	1.57	41
(2.47)	9.77	42.30	1,202,793	1.04	.82	1.10	49

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Emerging Markets Fund
Class A
October 31, 2025	16.68	.23	4.48	4.71	(.37)	—	—
October 31, 2024	13.86	.24	2.91	3.15	(.33)	—	—
October 31, 2023	12.84	.33	.96	1.29	(.27)	—	—
October 31, 2022	21.81	.41	(6.79)	(6.38)	(.61)	(1.98)	—
October 31, 2021	18.13	.27	3.49	3.76	(.08)	—	—
Class C
October 31, 2025	15.18	.08	4.09	4.17	(.25)	—	—
October 31, 2024	12.63	.11	2.66	2.77	(.22)	—	—
October 31, 2023	11.72	.20	.87	1.07	(.16)	—	—
October 31, 2022	20.10	.25	(6.20)	(5.95)	(.45)	(1.98)	—
October 31, 2021	16.77	.09	3.24	3.33	—	—	—
Class M
October 31, 2025	16.80	.29	4.53	4.82	(.43)	—	—
October 31, 2024	13.97	.30	2.92	3.22	(.39)	—	—
October 31, 2023	12.95	.38	.97	1.35	(.33)	—	—
October 31, 2022	21.98	.47	(6.83)	(6.36)	(.69)	(1.98)	—
October 31, 2021	18.27	.35	3.51	3.86	(.15)	—	—
Class R6
October 31, 2025	16.88	.22	4.61	4.83	(.44)	—	—
October 31, 2024	14.03	.30	2.94	3.24	(.39)	—	—
October 31, 2023	13.01	.43	.93	1.36	(.34)	—	—
October 31, 2022	22.05	.48	(6.85)	(6.37)	(.69)	(1.98)	—
October 31, 2021	18.33	.14	3.73	3.87	(.15)	—	—
Class S
October 31, 2025	16.83	.27	4.53	4.80	(.41)	—	—
October 31, 2024	13.99	.28	2.93	3.21	(.37)	—	—
October 31, 2023	12.96	.37	.97	1.34	(.31)	—	—
October 31, 2022	21.99	.45	(6.83)	(6.38)	(.67)	(1.98)	—
October 31, 2021	18.28	.31	3.53	3.84	(.13)	—	—
Class Y
October 31, 2025	16.86	.30	4.53	4.83	(.44)	—	—
October 31, 2024	14.01	.31	2.94	3.25	(.40)	—	—
October 31, 2023	12.99	.39	.97	1.36	(.34)	—	—
October 31, 2022	22.04	.48	(6.84)	(6.36)	(.71)	(1.98)	—
October 31, 2021	18.32	.23	3.65	3.88	(.16)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.37)	21.02	28.97	10,545	1.54	1.42	1.30	57
(.33)	16.68	23.07	8,577	1.63	1.44	1.54	66
(.27)	13.86	9.97	7,346	1.79	1.45	2.23	95
(2.59)	12.84	(32.86)	7,583	1.77	1.44	2.41	69
(.08)	21.81	20.76	13,526	1.74	1.42	1.22	52

(.25)	19.10	28.00	3,125	2.29	2.17	.50	57
(.22)	15.18	22.16	3,036	2.38	2.19	.77	66
(.16)	12.63	9.09	3,046	2.54	2.20	1.51	95
(2.43)	11.72	(33.33)	3,368	2.52	2.19	1.63	69
—	20.10	19.86	6,121	2.49	2.17	.45	52

(.43)	21.19	29.51	125,218	1.29	1.07	1.64	57
(.39)	16.80	23.40	120,831	1.38	1.09	1.87	66
(.33)	13.97	10.36	97,617	1.54	1.10	2.57	95
(2.67)	12.95	(32.59)	107,266	1.52	1.09	2.79	69
(.15)	21.98	21.16	157,235	1.49	1.07	1.56	52

(.44)	21.27	29.47	2,213	1.14	1.02	1.30	57
(.39)	16.88	23.51	1,882	1.23	1.04	1.92	66
(.34)	14.03	10.39	1,414	1.38	1.04	2.86	95
(2.67)	13.01	(32.54)	220	1.37	1.04	2.83	69
(.15)	22.05	21.18	308	1.35	1.03	.64	52

(.41)	21.22	29.33	542,910	1.29	1.17	1.53	57
(.37)	16.83	23.28	523,461	1.38	1.19	1.77	66
(.31)	13.99	10.29	548,280	1.54	1.20	2.47	95
(2.65)	12.96	(32.67)	640,012	1.52	1.19	2.69	69
(.13)	21.99	21.01	1,006,019	1.49	1.17	1.41	52

(.44)	21.25	29.52	147,310	1.09	.99	1.70	57
(.40)	16.86	23.57	108,808	1.18	1.01	1.95	66
(.34)	14.01	10.44	100,451	1.34	1.02	2.63	95
(2.69)	12.99	(32.54)	65,124	1.33	1.01	2.84	69
(.16)	22.04	21.23	96,275	1.29	.99	1.04	52

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Tax-Managed U.S. Large Cap Fund
Class A
October 31, 2025	81.87	.10	13.11	13.21	(.22)	—	—
October 31, 2024	61.59	.21	20.30	20.51	(.23)	—	—
October 31, 2023	56.20	.27	5.31	5.58	(.19)	—	—
October 31, 2022	68.42	.13	(12.35)	(12.22)	—	—	—
October 31, 2021	49.07	(.03)	19.54	19.51	(.16)	—	—
Class C
October 31, 2025	75.61	(.50)	12.07	11.57	—	—	—
October 31, 2024	57.11	(.32)	18.82	18.50	—	—	—
October 31, 2023	52.33	(.17)	4.95	4.78	—	—	—
October 31, 2022	64.19	(.31)	(11.55)	(11.86)	—	—	—
October 31, 2021	46.25	(.46)	18.40	17.94	—	—	—
Class M
October 31, 2025	83.02	.41	13.28	13.69	(.48)	—	—
October 31, 2024	62.41	.48	20.57	21.05	(.44)	—	—
October 31, 2023	56.96	.48	5.37	5.85	(.40)	—	—
October 31, 2022	69.27	.35	(12.49)	(12.14)	(.17)	—	—
October 31, 2021	49.65	.18	19.77	19.95	(.33)	—	—
Class S
October 31, 2025	83.02	.31	13.29	13.60	(.41)	—	—
October 31, 2024	62.42	.41	20.57	20.98	(.38)	—	—
October 31, 2023	56.96	.43	5.37	5.80	(.34)	—	—
October 31, 2022	69.27	.29	(12.50)	(12.21)	(.10)	—	—
October 31, 2021	49.65	.12	19.76	19.88	(.26)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.22)	94.86	16.17	178,415	1.15	1.15	.11	31
(.23)	81.87	33.38	153,247	1.16	1.16	.28	19
(.19)	61.59	9.97	98,852	1.17	1.17	.44	25
—	56.20	(17.86)	87,448	1.18	1.17	.21	46
(.16)	68.42	39.83	100,109	1.18	1.17	(.05)	22

—	87.18	15.30	50,671	1.90	1.90	(.63)	31
—	75.61	32.37	47,560	1.91	1.91	(.46)	19
—	57.11	9.15	37,520	1.92	1.92	(.31)	25
—	52.33	(18.48)	36,410	1.93	1.92	(.54)	46
—	64.19	38.79	43,968	1.93	1.92	(.80)	22

(.48)	96.23	16.57	2,935,297.90		.80	.47	31
(.44)	83.02	33.86	2,767,751.91		.81	.63	19
(.40)	62.41	10.35	1,898,077.92		.82	.78	25
(.17)	56.96	(17.57)	1,506,693.93		.82	.56	46
(.33)	69.27	40.33	1,518,925.93		.82	.29	22

(.41)	96.21	16.45	8,010,284.90		.90	.36	31
(.38)	83.02	33.70	6,388,149.91		.91	.54	19
(.34)	62.42	10.26	4,839,752.92		.92	.69	25
(.10)	56.96	(17.65)	4,115,348.93		.92	.46	46
(.26)	69.27	40.18	4,617,227.93		.92	.20	22

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Tax-Managed U.S. Mid & Small Cap Fund
Class A
October 31, 2025	39.59	(.05)	1.07	1.02	(.20)	—	—
October 31, 2024	30.44	(.05)	9.20	9.15	—	—	—
October 31, 2023	32.28	.01	(1.85)	(1.84)	—	—	—
October 31, 2022	39.31	(.09)	(6.90)	(6.99)	—	(.04)	—
October 31, 2021	26.66	(.15)	12.85	12.70	(.05)	—	—
Class C
October 31, 2025	32.39	(.27)	.88	.61	—	—	—
October 31, 2024	25.09	(.26)	7.56	7.30	—	—	—
October 31, 2023	26.80	(.19)	(1.52)	(1.71)	—	—	—
October 31, 2022	32.88	(.28)	(5.76)	(6.04)	—	(.04)	—
October 31, 2021	22.42	(.35)	10.81	10.46	—	—	—
Class M
October 31, 2025	42.01	.10	1.15	1.25	(.34)	—	—
October 31, 2024	32.25	.10	9.74	9.84	(.08)	—	—
October 31, 2023	34.19	.14	(1.96)	(1.82)	(.12)	—	—
October 31, 2022	41.47	.05	(7.29)	(7.24)	—	(.04)	—
October 31, 2021	28.11	(.01)	13.52	13.51	(.15)	—	—
Class S
October 31, 2025	41.84	.06	1.15	1.21	(.30)	—	—
October 31, 2024	32.12	.06	9.70	9.76	(.04)	—	—
October 31, 2023	34.06	.11	(1.96)	(1.85)	(.09)	—	—
October 31, 2022	41.35	.01	(7.26)	(7.25)	—	(.04)	—
October 31, 2021	28.03	(.05)	13.49	13.44	(.12)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.20)	40.41	2.58	33,226	1.51	1.49	(.14)	55
—	39.59	30.06	33,681	1.51	1.49	(.13)	49
—	30.44	(5.70)	21,180	1.51	1.48	.03	71
(.04)	32.28	(17.79)	26,204	1.52	1.48	(.25)	66
(.05)	39.31	47.69	29,140	1.52	1.48	(.40)	35

—	33.00	1.88	12,956	2.26	2.21	(.86)	55
—	32.39	29.10	14,805	2.26	2.21	(.84)	49
—	25.09	(6.38)	11,837	2.26	2.20	(.69)	71
(.04)	26.80	(18.38)	13,595	2.27	2.20	(.97)	66
—	32.88	46.65	16,259	2.27	2.20	(1.13)	35

(.34)	42.92	3.00	450,701	1.26	1.11	.24	55
(.08)	42.01	30.52	446,411	1.26	1.11	.25	49
(.12)	32.25	(5.34)	301,992	1.26	1.10	.40	71
(.04)	34.19	(17.47)	331,061	1.27	1.10	.15	66
(.15)	41.47	48.19	308,276	1.27	1.10	(.03)	35

(.30)	42.75	2.91	1,278,349	1.26	1.21	.14	55
(.04)	41.84	30.40	1,233,195	1.26	1.21	.15	49
(.09)	32.12	(5.45)	922,906	1.26	1.20	.30	71
(.04)	34.06	(17.54)	939,714	1.27	1.20	.04	66
(.12)	41.35	48.05	1,020,504	1.27	1.20	(.12)	35

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Tax-Managed International Equity Fund
Class A
October 31, 2025	11.85	.17	2.41	2.58	(.20)	—	—
October 31, 2024	10.03	.17	1.83	2.00	(.18)	—	—
October 31, 2023	9.05	.16	.94	1.10	(.12)	—	—
October 31, 2022	12.48	.17	(3.35)	(3.18)	(.25)	—	—
October 31, 2021	9.53	.18	2.92	3.10	(.15)	—	—
Class C
October 31, 2025	11.68	.07	2.39	2.46	(.10)	—	—
October 31, 2024	9.88	.08	1.81	1.89	(.09)	—	—
October 31, 2023	8.92	.08	.93	1.01	(.05)	—	—
October 31, 2022	12.3	.09	(3.30)	(3.21)	(.17)	—	—
October 31, 2021	9.41	.08	2.89	2.97	(.08)	—	—
Class M
October 31, 2025	11.93	.22	2.41	2.63	(.23)	—	—
October 31, 2024	10.09	.22	1.83	2.05	(.21)	—	—
October 31, 2023	9.10	.20	.94	1.14	(.15)	—	—
October 31, 2022	12.55	.21	(3.37)	(3.16)	(.29)	—	—
October 31, 2021	9.57	.23	2.94	3.17	(.19)	—	—
Class S
October 31, 2025	11.92	.21	2.41	2.62	(.23)	—	—
October 31, 2024	10.08	.20	1.84	2.04	(.20)	—	—
October 31, 2023	9.10	.19	.93	1.12	(.14)	—	—
October 31, 2022	12.54	.20	(3.36)	(3.16)	(.28)	—	—
October 31, 2021	9.57	.20	2.94	3.14	(.17)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.20)	14.23	22.21	54,241	1.36	1.29	1.37	29
(.18)	11.85	20.06	44,295	1.39	1.32	1.49	31
(.12)	10.03	12.13	29,757	1.38	1.29	1.49	56
(.25)	9.05	(25.93)	23,630	1.38	1.29	1.61	68
(.15)	12.48	32.74	27,480	1.38	1.29	1.45	48

(.10)	14.04	21.28	8,607	2.11	2.04	.60	29
(.09)	11.68	19.21	8,360	2.15	2.07	.75	31
(.05)	9.88	11.29	8,005	2.13	2.04	.74	56
(.17)	8.92	(26.45)	7,485	2.13	2.04	.87	68
(.08)	12.30	31.65	9,172	2.13	2.04	.68	48

(.23)	14.33	22.60	1,426,069	1.11	.94	1.72	29
(.21)	11.93	20.54	1,257,429	1.15	.97	1.87	31
(.15)	10.09	12.58	877,826	1.13	.94	1.86	56
(.29)	9.10	(25.68)	728,774	1.14	.94	1.98	68
(.19)	12.55	33.29	776,828	1.13	.94	1.86	48

(.23)	14.31	22.44	3,629,065	1.11	1.04	1.63	29
(.20)	11.92	20.44	2,671,543	1.15	1.07	1.77	31
(.14)	10.08	12.35	2,136,757	1.13	1.04	1.75	56
(.28)	9.10	(25.70)	1,781,840	1.13	1.04	1.87	68
(.17)	12.54	33.04	2,032,628	1.13	1.04	1.68	48

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Tax-Managed Real Assets Fund
Class A
October 31, 2025	12.83	.26	.59	.85	(.25)	—	—
October 31, 2024	10.77	.26	2.04	2.30	(.24)	—	—
October 31, 2023	11.51	.31	(.69)	(.38)	(.36)	—	—
October 31, 2022	13.28	.31	(1.85)	(1.54)	(.23)	—	—
October 31, 2021	9.11	.17	4.18	4.35	(.18)	—	—
Class C
October 31, 2025	12.64	.17	.58	.75	(.14)	—	—
October 31, 2024	10.62	.17	2.00	2.17	(.15)	—	—
October 31, 2023	11.39	.22	(.69)	(.47)	(.30)	—	—
October 31, 2022	13.15	.22	(1.83)	(1.61)	(.15)	—	—
October 31, 2021	9.04	.08	4.16	4.24	(.13)	—	—
Class M
October 31, 2025	12.89	.31	.58	.89	(.28)	—	—
October 31, 2024	10.82	.31	2.04	2.35	(.28)	—	—
October 31, 2023	11.56	.35	(.69)	(.34)	(.40)	—	—
October 31, 2022	13.33	.36	(1.85)	(1.49)	(.28)	—	—
October 31, 2021	9.13	.22	4.20	4.42	(.22)	—	—
Class S
October 31, 2025	12.88	.30	.58	.88	(.27)	—	—
October 31, 2024	10.81	.30	2.04	2.34	(.27)	—	—
October 31, 2023	11.55	.34	(.70)	(.36)	(.38)	—	—
October 31, 2022	13.32	.35	(1.86)	(1.51)	(.26)	—	—
October 31, 2021	9.13	.20	4.19	4.39	(.20)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.25)	13.43	6.85	10,271	1.41	1.32	2.09	44
(.24)	12.83	21.49	10,859	1.42	1.33	2.15	42
(.36)	10.77	(3.51)	6,654	1.42	1.33	2.62	50
(.23)	11.51	(11.76)	6,073	1.42	1.33	2.47	43
(.18)	13.28	48.29	5,370	1.42	1.33	1.44	40

(.14)	13.25	6.09	1,189	2.16	2.07	1.33	44
(.15)	12.64	20.56	1,188	2.17	2.08	1.46	42
(.30)	10.62	(4.30)	960	2.17	2.08	1.90	50
(.15)	11.39	(12.40)	828	2.17	2.08	1.74	43
(.13)	13.15	47.21	531	2.17	2.08	.65	40

(.28)	13.50	7.19	344,583	1.16	.97	2.44	44
(.28)	12.89	21.85	345,440	1.17	.98	2.52	42
(.40)	10.82	(3.17)	254,716	1.17	.98	2.97	50
(.28)	11.56	(11.42)	255,604	1.17	.98	2.84	43
(.22)	13.33	48.95	255,918	1.17	.98	1.79	40

(.27)	13.49	7.12	842,085	1.16	1.07	2.34	44
(.27)	12.88	21.77	691,474	1.17	1.08	2.44	42
(.38)	10.81	(3.28)	514,565	1.17	1.08	2.87	50
(.26)	11.55	(11.51)	540,826	1.17	1.08	2.74	43
(.20)	13.32	48.63	532,442	1.17	1.08	1.66	40

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Opportunistic Credit Fund
Class A
October 31, 2025	8.56	.45	.20	.65	(.50)	—	—
October 31, 2024	7.88	.46	.63	1.09	(.41)	—	—
October 31, 2023	7.70	.42	.09	.51	(.33)	—	—
October 31, 2022	9.43	.38	(1.70)	(1.32)	(.41)	—	—
October 31, 2021	8.95	.31	.46	.77	(.29)	—	—
Class C
October 31, 2025	8.44	.38	.19	.57	(.43)	—	—
October 31, 2024	7.79	.39	.62	1.01	(.36)	—	—
October 31, 2023	7.63	.36	.09	.45	(.29)	—	—
October 31, 2022	9.35	.31	(1.68)	(1.37)	(.35)	—	—
October 31, 2021	8.89	.24	.44	.68	(.22)	—	—
Class M
October 31, 2025	8.61	.48	.20	.68	(.52)	—	—
October 31, 2024	7.92	.49	.63	1.12	(.43)	—	—
October 31, 2023	7.73	.45	.08	.53	(.34)	—	—
October 31, 2022	9.47	.41	(1.71)	(1.30)	(.44)	—	—
October 31, 2021	8.99	.34	.46	.80	(.32)	—	—
Class S
October 31, 2025	8.62	.48	.19	.67	(.52)	—	—
October 31, 2024	7.93	.48	.64	1.12	(.43)	—	—
October 31, 2023	7.74	.44	.09	.53	(.34)	—	—
October 31, 2022	9.48	.40	(1.71)	(1.31)	(.43)	—	—
October 31, 2021	9.00	.34	.45	.79	(.31)	—	—
Class Y
October 31, 2025	8.62	.48	.19	.67	(.52)	—	—
October 31, 2024	7.93	.49	.64	1.13	(.44)	—	—
October 31, 2023	7.74	.45	.08	.53	(.34)	—	—
October 31, 2022	9.47	.41	(1.70)	(1.29)	(.44)	—	—
October 31, 2021	8.99	.36	.44	.80	(.32)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.50)	8.71	7.85	4,766	1.19	.98	5.29	75
(.41)	8.56	14.19	3,287	1.34	1.00	5.50	67
(.33)	7.88	6.63	2,897	1.61	1.01	5.30	55
(.41)	7.70	(14.40)	2,839	1.60	1.04	4.46	47
(.29)	9.43	8.65	3,100	1.60	1.08	3.33	51

(.43)	8.58	7.04	1,938	1.94	1.73	4.52	75
(.36)	8.44	13.24	1,494	2.10	1.75	4.74	67
(.29)	7.79	5.88	1,571	2.36	1.76	4.53	55
(.35)	7.63	(15.08)	1,764	2.35	1.79	3.67	47
(.22)	9.35	7.73	2,686	2.35	1.83	2.60	51

(.52)	8.77	8.24	52,397.94		.68	5.59	75
(.43)	8.61	14.53	65,722	1.09	.70	5.80	67
(.34)	7.92	6.94	50,885	1.36	.71	5.56	55
(.44)	7.73	(14.19)	82,621	1.35	.74	4.77	47
(.32)	9.47	8.91	102,177	1.35	.78	3.61	51

(.52)	8.77	8.05	339,304.94		.73	5.55	75
(.43)	8.62	14.46	330,956	1.09	.75	5.74	67
(.34)	7.93	6.90	381,847	1.36	.76	5.52	55
(.43)	7.74	(14.22)	497,914	1.35	.79	4.71	47
(.31)	9.48	8.85	624,965	1.35	.83	3.56	51

(.52)	8.77	8.13	98,997.75		.65	5.60	75
(.44)	8.62	14.53	57,475.89		.67	5.82	67
(.34)	7.93	6.96	53,668	1.16	.68	5.70	55
(.44)	7.74	(14.06)	15,861	1.16	.71	5.00	47
(.32)	9.47	8.93	3,352	1.14	.75	3.81	51

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Long Duration Bond Fund
Class M
October 31, 2025	7.99	.33	.07	.40	(.33)	-	-
October 31, 2024	7.40	.33	.54	.87	(.28)	-	-
October 31, 2023(1)	7.89	.33	(.82)	(.49)	-	-	-
Class S
October 31, 2025	7.98	.32	.08	.40	(.32)	-	-
October 31, 2024	7.40	.32	.53	.85	(.27)	-	-
October 31, 2023(1)	7.89	.32	(.81)	(.49)	-	-	-
Class Y
October 31, 2025	7.99	.33	.08	.41	(.34)	-	-
October 31, 2024	7.40	.33	.54	.87	(.28)	-	-
October 31, 2023	8.26	.26	(.51)	(.25)	(.61)	-	-
October 31, 2022	10.13	.13	(1.47)	(1.34)	(.25)	(.28)	-
October 31, 2021	10.46	.10	(.08)	.02	(.05)	(.30)	-
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.33)	8.06	5.23	61,779	0.49	0.34	4.17	59
(.28)	7.99	11.80	66,237	0.57	0.37	4.09	49
-	7.40	(6.21)	47,202.57		.31	4.37	84

(.32)	8.06	5.21	261,423.49		.49	4.05	59
(.27)	7.98	11.51	129,604.57		.52	3.94	49
-	7.40	(6.21)	97,194.58		.46	4.19	84

(.34)	8.06	5.28	107,302.29		.29	4.22	59
(.28)	7.99	11.84	85,031.37		.32	4.15	49
(.61)	7.40	(3.53)	84,835.98		.26	3.31	84
(.53)	8.26	(13.88)	26,518	1.19	.26	1.47	80
(.35)	10.13	.17	39,361.82		.27	.99	88

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Strategic Bond Fund
Class A
October 31, 2025	9.14	.36	.16	.52	(.40)	—	—
October 31, 2024	8.68	.40	.44	.84	(.38)	—	—
October 31, 2023	8.92	.31	(.38)	(.07)	(.17)	—	—
October 31, 2022	10.96	.14	(1.98)	(1.84)	(.13)	(.07)	—
October 31, 2021	11.64	.12	(.07)	.05	(.14)	(.59)	—
Class C
October 31, 2025	9.02	.29	.15	.44	(.33)	—	—
October 31, 2024	8.57	.33	.43	.76	(.31)	—	—
October 31, 2023	8.84	.24	(.37)	(.13)	(.14)	—	—
October 31, 2022	10.88	.06	(1.96)	(1.90)	(.07)	(.07)	—
October 31, 2021	11.57	.04	(.06)	(.02)	(.08)	(.59)	—
Class M
October 31, 2025	9.21	.40	.16	.56	(.43)	—	—
October 31, 2024	8.74	.44	.44	.88	(.41)	—	—
October 31, 2023	8.96	.34	(.37)	(.03)	(.19)	—	—
October 31, 2022	11.02	.18	(2.00)	(1.82)	(.17)	(.07)	—
October 31, 2021	11.69	.16	(.07)	.09	(.17)	(.59)	—
Class R6
October 31, 2025	9.08	.39	.16	.55	(.43)	—	—
October 31, 2024	8.62	.43	.44	.87	(.41)	—	—
October 31, 2023	8.84	.34	(.37)	(.03)	(.19)	—	—
October 31, 2022	10.87	.18	(1.97)	(1.79)	(.17)	(.07)	—
October 31, 2021	11.54	.16	(.06)	.10	(.18)	(.59)	—
Class S
October 31, 2025	9.22	.39	.16	.55	(.42)	—	—
October 31, 2024	8.75	.43	.44	.87	(.40)	—	—
October 31, 2023	8.98	.34	(.39)	(.05)	(.18)	—	—
October 31, 2022	11.03	.17	(1.99)	(1.82)	(.16)	(.07)	—
October 31, 2021	11.70	.15	(.07)	.08	(.16)	(.59)	—
Class Y
October 31, 2025	9.06	.40	.16	.56	(.44)	—	—
October 31, 2024	8.61	.43	.44	.87	(.42)	—	—
October 31, 2023	8.83	.34	(.37)	(.03)	(.19)	—	—
October 31, 2022	10.85	.18	(1.95)	(1.77)	(.18)	(.07)	—
October 31, 2021	11.52	.15	(.05)	.10	(.18)	(.59)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.40)	9.26	5.88	18,748.92		.83	4.00	56
(.38)	9.14	9.76	17,460.95		.84	4.40	91
(.17)	8.68	(.84)	17,085	1.02	.84	3.38	72
(.20)	8.92	(17.01)	20,294	1.01	.85	1.39	54
(.73)	10.96	.33	26,257	1.01	.86	1.10	89

(.33)	9.13	5.05	7,136	1.67	1.58	3.25	56
(.31)	9.02	8.97	7,767	1.70	1.59	3.65	91
(.14)	8.57	(1.51)	8,035	1.77	1.59	2.61	72
(.14)	8.84	(17.71)	10,827	1.76	1.60	.62	54
(.67)	10.88	(.32)	15,321	1.76	1.61	.36	89

(.43)	9.34	6.33	360,803.67		.46	4.37	56
(.41)	9.21	10.20	374,338.70		.47	4.77	91
(.19)	8.74	(.45)	348,932.77		.47	3.74	72
(.24)	8.96	(16.79)	507,577.76		.48	1.76	54
(.76)	11.02	.74	657,098.75		.49	1.41	89

(.43)	9.20	6.32	1,786.52		.45	4.35	56
(.41)	9.08	10.24	3,578.55		.46	4.79	91
(.19)	8.62	(.45)	1,727.62		.46	3.73	72
(.24)	8.84	(16.74)	2,218.61		.47	1.81	54
(.77)	10.87	.75	1,744.61		.48	1.45	89

(.42)	9.35	6.22	1,277,340.67		.56	4.27	56
(.40)	9.22	10.09	1,408,877.70		.57	4.67	91
(.18)	8.75	(.61)	1,252,987.77		.57	3.64	72
(.23)	8.98	(16.77)	1,751,847.76		.58	1.64	54
(.75)	11.03	.64	2,500,018.76		.59	1.35	89

(.44)	9.18	6.36	266,188.48		.42	4.41	56
(.42)	9.06	10.17	275,922.50		.43	4.80	91
(.19)	8.61	(.44)	372,036.57		.43	3.75	72
(.25)	8.83	(16.65)	604,817.56		.44	1.79	54
(.77)	10.85	.77	831,475.55		.45	1.41	89

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Investment Grade Bond Fund
Class A
October 31, 2025	18.38	.75	.30	1.05	(.84)	—	—
October 31, 2024	17.28	.77	.95	1.72	(.62)	—	—
October 31, 2023	17.93	.67	(.78)	(.11)	(.54)	—	—
October 31, 2022	22.02	.35	(4.07)	(3.72)	(.29)	(.08)	—
October 31, 2021	22.98	.28	(.20)	.08	(.23)	(.81)	—
Class C
October 31, 2025	18.11	.60	.30	.90	(.71)	—	—
October 31, 2024	17.04	.63	.93	1.56	(.49)	—	—
October 31, 2023	17.69	.52	(.77)	(.25)	(.40)	—	—
October 31, 2022	21.78	.19	(4.02)	(3.83)	(.18)	(.08)	—
October 31, 2021	22.75	.11	(.19)	(.08)	(.08)	(.81)	—
Class M
October 31, 2025	18.38	.82	.30	1.12	(.91)	—	—
October 31, 2024	17.28	.84	.95	1.79	(.69)	—	—
October 31, 2023	17.93	.74	(.78)	(.04)	(.61)	—	—
October 31, 2022	21.99	.43	(4.07)	(3.64)	(.34)	(.08)	—
October 31, 2021	22.95	.36	(.19)	.17	(.32)	(.81)	—
Class R6
October 31, 2025	18.47	.81	.32	1.13	(.92)	—	—
October 31, 2024	17.36	.85	.95	1.80	(.69)	—	—
October 31, 2023	18.01	.76	(.80)	(.04)	(.61)	—	—
October 31, 2022	22.08	.43	(4.08)	(3.65)	(.34)	(.08)	—
October 31, 2021	23.04	.37	(.19)	.18	(.33)	(.81)	—
Class S
October 31, 2025	18.37	.80	.31	1.11	(.90)	—	—
October 31, 2024	17.27	.83	.94	1.77	(.67)	—	—
October 31, 2023	17.93	.72	(.79)	(.07)	(.59)	—	—
October 31, 2022	21.99	.40	(4.06)	(3.66)	(.32)	(.08)	—
October 31, 2021	22.95	.34	(.19)	.15	(.30)	(.81)	—
Class Y
October 31, 2025	18.43	.83	.30	1.13	(.92)	—	—
October 31, 2024	17.32	.86	.95	1.81	(.70)	—	—
October 31, 2023	17.98	.78	(.82)	(.04)	(.62)	—	—
October 31, 2022	22.04	.44	(4.07)	(3.63)	(.35)	(.08)	—
October 31, 2021	23.00	.37	(.19)	.18	(.33)	(.81)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.84)	18.59	5.92	12,129.80		.79	4.09	82
(.62)	18.38	10.03	11,968.80		.78	4.20	77
(.54)	17.28	(.76)	10,934.81		.77	3.65	77
(.37)	17.93	(17.16)	10,828.84		.77	1.75	60
(1.04)	22.02	.32	6,911.82		.77	1.24	91

(.71)	18.30	5.11	2,808	1.55	1.54	3.34	82
(.49)	18.11	9.18	3,072	1.55	1.53	3.48	77
(.40)	17.04	(1.50)	3,562	1.56	1.52	2.88	77
(.26)	17.69	(17.78)	4,176	1.58	1.52	.97	60
(.89)	21.78	(.41)	6,041	1.57	1.52	.50	91

(.91)	18.59	6.33	181,442.55		.40	4.48	82
(.69)	18.38	10.45	182,613.55		.39	4.61	77
(.61)	17.28	(.37)	193,112.56		.38	4.05	77
(.42)	17.93	(16.84)	53,538.59		.38	2.13	60
(1.13)	21.99	.72	59,008.57		.38	1.60	91

(.92)	18.68	6.33	4,279.40		.37	4.47	82
(.69)	18.47	10.49	3,933.40		.36	4.65	77
(.61)	17.36	(.34)	3,193.42		.35	4.15	77
(.42)	18.01	(16.80)	852.44		.35	2.15	60
(1.14)	22.08	.75	1,045.42		.35	1.65	91

(.90)	18.58	6.23	668,399.55		.50	4.38	82
(.67)	18.37	10.35	674,506.55		.49	4.52	77
(.59)	17.27	(.53)	660,950.56		.48	3.93	77
(.40)	17.93	(16.90)	408,587.58		.48	1.99	60
(1.11)	21.99	.62	648,787.57		.48	1.53	91

(.92)	18.64	6.37	172,324.35		.34	4.54	82
(.70)	18.43	10.54	183,392.36		.33	4.67	77
(.62)	17.32	(.38)	181,552.38		.33	4.37	77
(.43)	17.98	(16.77)	31,536.39		.32	2.17	60
(1.14)	22.04	.78	48,672.37		.32	1.66	91

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Short Duration Bond Fund
Class A
October 31, 2025	18.75	.74	.26	1.00	(.73)	—	—
October 31, 2024	18.17	.71	.54	1.25	(.67)	—	—
October 31, 2023	18.00	.48	.09	.57	(.40)	—	—
October 31, 2022	19.56	.18	(1.48)	(1.30)	(.06)	(.17)	(.03)
October 31, 2021	19.74	.15	(.15)	—(f)	(.18)	—	—
Class C
October 31, 2025	18.39	.58	.25	.83	(.59)	—	—
October 31, 2024	17.83	.56	.53	1.09	(.53)	—	—
October 31, 2023	17.68	.34	.09	.43	(.28)	—	—
October 31, 2022	19.31	.04	(1.46)	(1.42)	(.02)	(.17)	(.02)
October 31, 2021	19.55	(—)(f)	(.14)	(.14)	(.10)	—	—
Class M
October 31, 2025	18.82	.80	.24	1.04	(.78)	—	—
October 31, 2024	18.23	.77	.54	1.31	(.72)	—	—
October 31, 2023	18.04	.55	.09	.64	(.45)	—	—
October 31, 2022	19.59	.26	(1.52)	(1.26)	(.08)	(.17)	(.04)
October 31, 2021	19.77	.20	(.14)	.06	(.24)	—	—
Class R6
October 31, 2025	18.84	.80	.25	1.05	(.78)	—	—
October 31, 2024	18.25	.77	.54	1.31	(.72)	—	—
October 31, 2023	18.07	.55	.08	.63	(.45)	—	—
October 31, 2022	19.61	.25	(1.50)	(1.25)	(.08)	(.17)	(.04)
October 31, 2021	19.80	.20	(.15)	.05	(.24)	—	—
Class S
October 31, 2025	18.80	.79	.25	1.04	(.77)	—	—
October 31, 2024	18.21	.76	.54	1.30	(.71)	—	—
October 31, 2023	18.03	.53	.09	.62	(.44)	—	—
October 31, 2022	19.58	.24	(1.50)	(1.26)	(.08)	(.17)	(.04)
October 31, 2021	19.76	.19	(.14)	.05	(.23)	—	—
Class Y
October 31, 2025	18.82	.80	.26	1.06	(.79)	—	—
October 31, 2024	18.23	.78	.54	1.32	(.73)	—	—
October 31, 2023	18.05	.55	.08	.63	(.45)	—	—
October 31, 2022	19.59	.25	(1.49)	(1.24)	(.09)	(.17)	(.04)
October 31, 2021	19.77	.21	(.14)	.07	(.25)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.73)	19.02	5.44	8,589.95		.77	3.92	113
(.67)	18.75	6.98	8,839	1.01	.81	3.83	122
(.40)	18.17	3.17	9,304	1.08	.81	2.64	82
(.26)	18.00	(6.72)	9,274	1.07	.81	.97	55
(.18)	19.56	.01	13,720	1.06	.80	.75	109

(.59)	18.63	4.61	6,813	1.70	1.52	3.17	113
(.53)	18.39	6.20	6,285	1.76	1.56	3.06	122
(.28)	17.83	2.42	8,766	1.83	1.56	1.86	82
(.21)	17.68	(7.45)	12,863	1.82	1.56	.21	55
(.10)	19.31	(.74)	19,621	1.81	1.55	(.01)	109

(.78)	19.08	5.68	39,329.70		.47	4.22	113
(.72)	18.82	7.33	43,771.76		.51	4.12	122
(.45)	18.23	3.55	51,631.82		.51	3.03	82
(.29)	18.04	(6.50)	34,488.82		.51	1.42	55
(.24)	19.59	.31	18,909.81		.50	1.01	109

(.78)	19.11	5.73	1,111.55		.47	4.24	113
(.72)	18.84	7.32	622.61		.51	4.13	122
(.45)	18.25	3.49	530.68		.51	2.98	82
(.29)	18.07	(6.44)	210.67		.51	1.33	55
(.24)	19.61	.26	177.66		.50	1.03	109

(.77)	19.07	5.69	170,792.70		.52	4.17	113
(.71)	18.80	7.28	176,077.76		.56	4.07	122
(.44)	18.21	3.45	252,345.83		.56	2.92	82
(.29)	18.03	(6.53)	235,416.82		.56	1.31	55
(.23)	19.58	.26	221,213.81		.55	.99	109

(.79)	19.09	5.76	195,663.50		.44	4.24	113
(.73)	18.82	7.35	223,101.56		.48	4.17	122
(.45)	18.23	3.52	140,109.63		.49	3.01	82
(.30)	18.05	(6.43)	114,263.62		.48	1.33	55
(.25)	19.59	.33	129,318.61		.47	1.06	109

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Tax-Exempt High Yield Bond Fund
Class A
October 31, 2025	9.94	.39	(.17)	.22	(.42)	—	—
October 31, 2024	8.95	.39	.98	1.37	(.38)	—	—
October 31, 2023	9.08	.36	(.11)	.25	(.38)	—	—
October 31, 2022	11.26	.29	(2.15)	(1.86)	(.32)	—	—
October 31, 2021	10.69	.29	.61	.90	(.33)	—	—
Class C
October 31, 2025	9.91	.32	(.18)	.14	(.34)	—	—
October 31, 2024	8.92	.31	.99	1.30	(.31)	—	—
October 31, 2023	9.05	.29	(.11)	.18	(.31)	—	—
October 31, 2022	11.24	.22	(2.17)	(1.95)	(.24)	—	—
October 31, 2021	10.67	.20	.62	.82	(.25)	—	—
Class M
October 31, 2025	9.94	.43	(.18)	.25	(.45)	—	—
October 31, 2024	8.95	.42	.99	1.41	(.42)	—	—
October 31, 2023	9.08	.40	(.12)	.28	(.41)	—	—
October 31, 2022	11.27	.33	(2.16)	(1.83)	(.36)	—	—
October 31, 2021	10.70	.33	.60	.93	(.36)	—	—
Class S
October 31, 2025	9.95	.42	(.18)	.24	(.44)	—	—
October 31, 2024	8.95	.41	1.00	1.41	(.41)	—	—
October 31, 2023	9.08	.39	(.12)	.27	(.40)	—	—
October 31, 2022	11.28	.32	(2.17)	(1.85)	(.35)	—	—
October 31, 2021	10.70	.32	.61	.93	(.35)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.42)	9.74	2.26	14,916	1.01	.89	4.08	22
(.38)	9.94	15.51	12,961	1.03	.90	3.92	16
(.38)	8.95	2.52	9,631	1.04	.89	3.77	35
(.32)	9.08	(16.83)	12,202	1.04	.89	2.73	43
(.33)	11.26	8.45	21,752	1.05	.89	2.57	14

(.34)	9.71	1.49	6,134	1.76	1.64	3.31	22
(.31)	9.91	14.73	6,927	1.78	1.65	3.17	16
(.31)	8.92	1.77	5,214	1.79	1.64	3.03	35
(.24)	9.05	(17.56)	5,652	1.79	1.64	2.08	43
(.25)	11.24	7.69	6,804	1.80	1.64	1.81	14

(.45)	9.74	2.61	586,872.76		.54	4.42	22
(.42)	9.94	15.90	625,790.78		.55	4.27	16
(.41)	8.95	2.88	464,352.79		.54	4.13	35
(.36)	9.08	(16.59)	468,687.79		.54	3.20	43
(.36)	11.27	8.81	472,832.80		.54	2.92	14

(.44)	9.75	2.54	1,739,846.76		.61	4.35	22
(.41)	9.95	15.94	1,428,966.78		.62	4.20	16
(.40)	8.95	2.81	1,105,815.79		.61	4.07	35
(.35)	9.08	(16.73)	1,037,125.79		.61	3.12	43
(.35)	11.28	8.80	1,104,233.79		.63	2.84	14

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Tax-Exempt Bond Fund
Class A
October 31, 2025	22.04	.67	.12	.79	(.73)	—	—
October 31, 2024	20.97	.63	1.12	1.75	(.68)	—	—
October 31, 2023	20.93	.55	.10	.65	(.61)	—	—
October 31, 2022	23.94	.39	(2.92)	(2.53)	(.48)	—	—
October 31, 2021	23.67	.40	.36	.76	(.49)	—	—
Class C
October 31, 2025	21.89	.52	.11	.63	(.58)	—	—
October 31, 2024	20.83	.47	1.12	1.59	(.53)	—	—
October 31, 2023	20.80	.39	.09	.48	(.45)	—	—
October 31, 2022	23.78	.23	(2.89)	(2.66)	(.32)	—	—
October 31, 2021	23.53	.23	.34	.57	(.32)	—	—
Class M
October 31, 2025	21.95	.76	.12	.88	(.82)	—	—
October 31, 2024	20.89	.72	1.10	1.82	(.76)	—	—
October 31, 2023	20.85	.64	.09	.73	(.69)	—	—
October 31, 2022	23.85	.48	(2.91)	(2.43)	(.57)	—	—
October 31, 2021	23.58	.49	.36	.85	(.58)	—	—
Class S
October 31, 2025	21.95	.73	.13	.86	(.80)	—	—
October 31, 2024	20.88	.69	1.12	1.81	(.74)	—	—
October 31, 2023	20.85	.61	.09	.70	(.67)	—	—
October 31, 2022	23.84	.46	(2.90)	(2.44)	(.55)	—	—
October 31, 2021	23.58	.47	.35	.82	(.56)	—	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.73)	22.10	3.70	47,358.82		.80	3.09	45
(.68)	22.04	8.39	44,132.82		.80	2.87	39
(.61)	20.97	3.03	34,759.83		.81	2.55	48
(.48)	20.93	(10.70)	30,595.84		.82	1.74	42
(.49)	23.94	3.22	39,060.84		.82	1.67	19

(.58)	21.94	2.95	18,251	1.57	1.51	2.38	45
(.53)	21.89	7.65	19,769	1.57	1.51	2.15	39
(.45)	20.83	2.28	18,352	1.58	1.52	1.82	48
(.32)	20.80	(11.29)	20,240	1.59	1.53	1.03	42
(.32)	23.78	2.44	26,500	1.59	1.53	.96	19

(.82)	22.01	4.12	1,701,866.57		.41	3.48	45
(.76)	21.95	8.78	1,780,639.57		.41	3.26	39
(.69)	20.89	3.43	1,381,959.58		.42	2.94	48
(.57)	20.85	(10.34)	1,168,139.59		.43	2.16	42
(.58)	23.85	3.63	1,168,245.59		.43	2.04	19

(.80)	22.01	4.01	4,424,397.57		.51	3.39	45
(.74)	21.95	8.73	3,899,617.57		.51	3.16	39
(.67)	20.88	3.28	3,307,425.58		.52	2.84	48
(.55)	20.85	(10.40)	2,795,945.59		.53	2.05	42
(.56)	23.84	3.49	3,006,439.59		.53	1.96	19

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Global Infrastructure Fund
Class A
October 31, 2025	9.54	.23	1.11	1.34	(.29)	(.21)	—
October 31, 2024	7.67	.22	1.86	2.08	(.21)	—	—
October 31, 2023	8.13	.19	(.36)	(.17)	(.17)	(.12)	—
October 31, 2022	10.16	.14	(.69)	(.55)	(.24)	(1.24)	—
October 31, 2021	8.75	.19	1.97	2.16	(.26)	(.49)	—
Class C
October 31, 2025	9.4	.15	1.09	1.24	(.22)	(.21)	—
October 31, 2024	7.55	.15	1.85	2.00	(.15)	—	—
October 31, 2023	8.01	.12	(.36)	(.24)	(.10)	(.12)	—
October 31, 2022	10.03	.07	(.68)	(.61)	(.17)	(1.24)	—
October 31, 2021	8.64	.12	1.94	2.06	(.18)	(.49)	—
Class M
October 31, 2025	9.55	.27	1.11	1.38	(.32)	(.21)	—
October 31, 2024	7.68	.25	1.86	2.11	(.24)	—	—
October 31, 2023	8.13	.22	(.35)	(.13)	(.20)	(.12)	—
October 31, 2022	10.17	.17	(.70)	(.53)	(.27)	(1.24)	—
October 31, 2021	8.76	.20	1.99	2.19	(.29)	(.49)	—
Class S
October 31, 2025	9.58	.26	1.11	1.37	(.31)	(.21)	—
October 31, 2024	7.70	.24	1.87	2.11	(.23)	—	—
October 31, 2023	8.16	.21	(.36)	(.15)	(.19)	(.12)	—
October 31, 2022	10.20	.16	(.70)	(.54)	(.26)	(1.24)	—
October 31, 2021	8.78	.20	1.99	2.19	(.28)	(.49)	—
Class Y
October 31, 2025	9.58	.27	1.12	1.39	(.33)	(.21)	—
October 31, 2024	7.70	.26	1.87	2.13	(.25)	—	—
October 31, 2023	8.16	.25	(.39)	(.14)	(.20)	(.12)	—
October 31, 2022	10.20	.18	(.70)	(.52)	(.28)	(1.24)	—
October 31, 2021	8.77	.24	1.98	2.22	(.30)	(.49)	—
See Notes to Financial Highlights at the end of this section.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

(.50)	10.38	14.68	9,453	1.47	1.26	2.35	71
(.21)	9.54	27.37	5,415	1.61	1.27	2.45	67
(.29)	7.67	(2.35)	3,574	1.96	1.28	2.25	61
(1.48)	8.13	(5.95)	4,039	2.17	1.28	1.58	62
(.75)	10.16	25.50	4,719	2.00	1.30	1.99	66

(.43)	10.21	13.84	1,567	2.22	2.01	1.59	71
(.15)	9.40	26.57	1,554	2.37	2.02	1.74	67
(.22)	7.55	(3.15)	1,557	2.71	2.03	1.47	61
(1.41)	8.01	(6.67)	2,104	2.92	2.03	.84	62
(.67)	10.03	24.65	2,547	2.75	2.05	1.23	66

(.53)	10.40	15.13	42,222	1.22	.91	2.72	71
(.24)	9.55	27.74	47,115	1.36	.92	2.83	67
(.32)	7.68	(1.87)	37,232	1.70	.93	2.61	61
(1.51)	8.13	(5.70)	8,829	1.92	.93	1.92	62
(.78)	10.17	25.91	8,775	1.78	.95	2.07	66

(.52)	10.43	14.97	244,819	1.22	1.01	2.61	71
(.23)	9.58	27.69	238,223	1.36	1.02	2.75	67
(.31)	7.70	(2.08)	141,617	1.71	1.03	2.48	61
(1.50)	8.16	(5.79)	53,243	1.91	1.03	1.81	62
(.77)	10.20	25.84	73,700	1.77	1.05	2.10	66

(.54)	10.43	15.17	48,551	1.03	.83	2.74	71
(.25)	9.58	27.89	49,794	1.17	.84	2.92	67
(.32)	7.70	(1.92)	45,107	1.51	.85	2.99	61
(1.52)	8.16	(5.60)	6,619	1.72	.85	1.99	62
(.79)	10.20	26.21	6,380	1.54	.87	2.44	66

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Global Real Estate Securities Fund
Class A
October 31, 2025	29.68	.58	(.23)	.35	(.92)	—	—
October 31, 2024	23.66	.58	5.98	6.56	(.54)	—	—
October 31, 2023	25.23	.59	(1.62)	(1.03)	(.54)	—	—
October 31, 2022	37.09	.46	(9.80)	(9.34)	(1.12)	(1.01)	(.39)
October 31, 2021	26.92	.63	9.99	10.62	(.45)	—	—
Class C
October 31, 2025	28.02	.35	(.23)	.12	(.71)	—	—
October 31, 2024	22.39	.36	5.65	6.01	(.38)	—	—
October 31, 2023	23.95	.37	(1.53)	(1.16)	(.40)	—	—
October 31, 2022	35.34	.21	(9.31)	(9.10)	(.99)	(1.01)	(.29)
October 31, 2021	25.77	.35	9.55	9.90	(.33)	—	—
Class M
October 31, 2025	30.74	.71	(.25)	.46	(1.02)	—	—
October 31, 2024	24.48	.70	6.20	6.90	(.64)	—	—
October 31, 2023	26.06	.71	(1.68)	(.97)	(.61)	—	—
October 31, 2022	38.24	.59	(10.14)	(9.55)	(1.17)	(1.01)	(.45)
October 31, 2021	27.71	.84	10.22	11.06	(.53)	—	—
Class R6
October 31, 2025	30.79	.67	(.18)	.49	(1.04)	—	—
October 31, 2024	24.52	.74	6.19	6.93	(.66)	—	—
October 31, 2023	26.10	.72	(1.68)	(.96)	(.62)	—	—
October 31, 2022	38.29	.61	(10.14)	(9.53)	(1.19)	(1.01)	(.46)
October 31, 2021	27.74	.78	10.32	11.10	(.55)	—	—
Class S
October 31, 2025	30.78	.68	(.25)	.43	(.99)	—	—
October 31, 2024	24.51	.68	6.20	6.88	(.61)	—	—
October 31, 2023	26.10	.68	(1.68)	(1.00)	(.59)	—	—
October 31, 2022	38.28	.56	(10.14)	(9.58)	(1.16)	(1.01)	(.43)
October 31, 2021	27.75	.74	10.29	11.03	(.50)	—	—
Class Y
October 31, 2025	30.78	.73	(.23)	.50	(1.05)	—	—
October 31, 2024	24.51	.74	6.19	6.93	(.66)	—	—
October 31, 2023	26.09	.73	(1.68)	(.95)	(.63)	—	—
October 31, 2022	38.28	.62	(10.14)	(9.52)	(1.20)	(1.01)	(.46)
October 31, 2021	27.73	.88	10.22	11.10	(.55)	—	—
See Notes to Financial Highlights at the end of this section.

$ Distributions In Excess	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

—	(.92)	29.11	1.29	9,416	1.42	1.34	2.03	67
—	(.54)	29.68	27.87	10,149	1.42	1.35	2.10	70
—	(.54)	23.66	(4.24)	9,037	1.42	1.37	2.24	63
—	(2.52)	25.23	(26.85)	10,570	1.39	1.34	1.44	68
—	(.45)	37.09	39.58	16,012	1.38	1.33	1.87	81

—	(.71)	27.43	.52	4,797	2.17	2.09	1.28	67
—	(.38)	28.02	26.94	5,932	2.17	2.10	1.36	70
—	(.40)	22.39	(4.97)	5,678	2.17	2.12	1.49	63
—	(2.29)	23.95	(27.42)	7,166	2.14	2.09	.68	68
—	(.33)	35.34	38.50	11,271	2.13	2.08	1.09	81

—	(1.02)	30.18	1.62	59,170	1.16	.99	2.38	67
—	(.64)	30.74	28.34	68,961	1.17	1.00	2.44	70
—	(.61)	24.48	(3.90)	55,520	1.17	1.02	2.59	63
—	(2.63)	26.06	(26.62)	83,807	1.14	.99	1.79	68
—	(.53)	38.24	40.07	123,210	1.13	.98	2.36	81

—	(1.04)	30.24	1.72	3,134	1.02	.92	2.24	67
—	(.66)	30.79	28.42	4,138	1.02	.93	2.52	70
—	(.62)	24.52	(3.84)	2,955	1.02	.95	2.64	63
—	(2.66)	26.10	(26.56)	1,893.99		.92	1.86	68
—	(.55)	38.29	40.16	2,888.98		.91	2.22	81

—	(.99)	30.22	1.52	250,747	1.17	1.09	2.28	67
—	(.61)	30.78	28.22	253,559	1.17	1.10	2.35	70
—	(.59)	24.51	(4.01)	225,853	1.17	1.12	2.49	63
—	(2.60)	26.10	(26.67)	355,075	1.14	1.09	1.69	68
—	(.50)	38.28	39.90	542,275	1.13	1.08	2.12	81

—	(1.05)	30.23	1.75	53,736.97		.89	2.44	67
—	(.66)	30.78	28.46	65,138.97		.90	2.56	70
—	(.63)	24.51	(3.82)	61,118.97		.92	2.64	63
—	(2.67)	26.09	(26.54)	85,474.94		.89	1.88	68
—	(.55)	38.28	40.20	126,027.93		.88	2.46	81

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multi-Strategy Income Fund
Class A
October 31, 2025	9.77	.31	.58	.89	(.58)	—	—
October 31, 2024	8.49	.36	1.24	1.60	(.32)	—	—
October 31, 2023	8.47	.36	.11	.47	(.45)	—	—
October 31, 2022	11.11	.05	(2.03)	(1.98)	(.30)	(.36)	—
October 31, 2021	9.39	.03	1.79	1.82	(.10)	—	—
Class C
October 31, 2025	9.63	.24	.57	.81	(.50)	—	—
October 31, 2024	8.38	.28	1.22	1.50	(.25)	—	—
October 31, 2023	8.37	.29	.11	.40	(.39)	—	—
October 31, 2022	10.99	(.02)	(2.00)	(2.02)	(.24)	(.36)	—
October 31, 2021	9.33	(.05)	1.77	1.72	(.06)	—	—
Class M
October 31, 2025	9.81	.35	.58	.93	(.61)	—	—
October 31, 2024	8.53	.39	1.25	1.64	(.36)	—	—
October 31, 2023	8.51	.39	.11	.50	(.48)	—	—
October 31, 2022	11.15	.08	(2.02)	(1.94)	(.34)	(.36)	—
October 31, 2021	9.40	.08	1.79	1.87	(.12)	—	—
Class S
October 31, 2025	9.81	.34	.57	.91	(.60)	—	—
October 31, 2024	8.53	.38	1.25	1.63	(.35)	—	—
October 31, 2023	8.50	.38	.12	.50	(.47)	—	—
October 31, 2022	11.15	.07	(2.03)	(1.96)	(.33)	(.36)	—
October 31, 2021	9.41	.06	1.79	1.85	(.11)	—	—
Class Y
October 31, 2025	9.83	.36	.58	.94	(.62)	—	—
October 31, 2024	8.55	.40	1.25	1.65	(.37)	—	—
October 31, 2023	8.52	.40	.12	.52	(.49)	—	—
October 31, 2022	11.17	.09	(2.03)	(1.94)	(.35)	(.36)	—
October 31, 2021	9.43	.09	1.77	1.86	(.12)	—	—
See Notes to Financial Highlights at the end of this section.

$ Distributions In Excess	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

—	(.58)	10.08	9.56	2,833	1.20	1.03	3.22	95
—	(.32)	9.77	19.12	3,032	1.24	1.01	3.81	88
—	(.45)	8.49	5.44	3,050	1.42	1.02	4.01	79
—	(.66)	8.47	(18.70)	3,893	1.40	1.02	.54	189
—	(.10)	11.11	19.41	5,074	1.35	1.02	.29	191

—	(.50)	9.94	8.89	3,240	1.95	1.78	2.48	95
—	(.25)	9.63	18.15	3,209	1.99	1.76	3.06	88
—	(.39)	8.38	4.61	2,980	2.16	1.77	3.26	79
—	(.60)	8.37	(19.28)	3,397	2.15	1.77	(.25)	189
—	(.06)	10.99	18.45	5,081	2.10	1.77	(.46)	191

—	(.61)	10.13	10.00	29,121.95		.68	3.58	95
—	(.36)	9.81	19.44	31,152.99		.66	4.15	88
—	(.48)	8.53	5.79	28,422	1.16	.67	4.32	79
—	(.70)	8.51	(18.34)	37,206	1.15	.67	.84	189
—	(.12)	11.15	19.93	54,260	1.10	.67	.79	191

—	(.60)	10.12	9.79	172,841.95		.78	3.47	95
—	(.35)	9.81	19.32	192,173.99		.76	4.05	88
—	(.47)	8.53	5.81	205,321	1.16	.77	4.24	79
—	(.69)	8.50	(18.52)	243,625	1.15	.77	.74	189
—	(.11)	11.15	19.74	390,872	1.10	.77	.59	191

—	(.62)	10.15	10.09	84,863.75		.58	3.67	95
—	(.37)	9.83	19.51	88,539.80		.56	4.26	88
—	(.49)	8.55	6.01	87,568.97		.57	4.46	79
—	(.71)	8.52	(18.32)	110,575.96		.57	.93	189
—	(.12)	11.17	19.82	159,725.90		.57	.81	191

FINANCIAL HIGHLIGHTS, continued

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Multi-Asset Strategy Fund
Class A
October 31, 2025	10.81	.24	1.28	1.52	(.38)	—	—
October 31, 2024	9.11	.29	1.71	2.00	(.30)	—	—
October 31, 2023	8.66	.27	.42	.69	(.24)	—	—
October 31, 2022	11.32	(—)(f)	(2.01)	(2.01)	(.11)	(.54)	—
October 31, 2021(3)	9.54	—(f)	1.81	1.81	(.03)	—	—
Class C
October 31, 2025	10.60	.16	1.25	1.41	(.30)	—	—
October 31, 2024	8.94	.21	1.67	1.88	(.22)	—	—
October 31, 2023	8.51	.20	.40	.60	(.17)	—	—
October 31, 2022	11.16	(.07)	(1.97)	(2.04)	(.07)	(.54)	—
October 31, 2021(3)	9.46	(.07)	1.78	1.71	(.01)	—	—
Class M
October 31, 2025	10.86	.28	1.28	1.56	(.42)	—	—
October 31, 2024	9.14	.33	1.72	2.05	(.33)	—	—
October 31, 2023	8.69	.30	.42	.72	(.27)	—	—
October 31, 2022	11.34	.03	(2.00)	(1.97)	(.14)	(.54)	—
October 31, 2021(3)	9.55	.05	1.79	1.84	(.05)	—	—
Class S
October 31, 2025	10.84	.27	1.27	1.54	(.40)	—	—
October 31, 2024	9.13	.32	1.71	2.03	(.32)	—	—
October 31, 2023	8.68	.30	.41	.71	(.26)	—	—
October 31, 2022	11.33	.02	(2.00)	(1.98)	(.13)	(.54)	—
October 31, 2021(3)	9.54	.04	1.79	1.83	(.04)	—	—
Class Y
October 31, 2025	10.87	.29	1.29	1.58	(.43)	—	—
October 31, 2024	9.16	.34	1.71	2.05	(.34)	—	—
October 31, 2023	8.71	.32	.41	.73	(.28)	—	—
October 31, 2022	11.36	.04	(2.01)	(1.97)	(.14)	(.54)	—
October 31, 2021(3)	9.55	.04	1.82	1.86	(.05)	—	—
See Notes to Financial Highlights at the end of this section.

$ Distributions In Excess	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)	% Ratio of Net Investment Income to Average Net Assets(d)	% Portfolio Turnover Rate

—	(.38)	11.95	14.42	3,585	1.33	1.15	2.20	101
—	(.30)	10.81	22.09	2,668	1.35	1.15	2.82	92
—	(.24)	9.11	7.89	1,812	1.47	1.18	2.91	73
—	(.65)	8.66	(18.73)	1,474	1.48	1.16	(.01)	157
—	(.03)	11.32	19.03	1,980	1.44	1.20	.03	207

—	(.30)	11.71	13.59	656	2.08	1.90	1.43	101
—	(.22)	10.60	21.13	495	2.10	1.90	2.07	92
—	(.17)	8.94	6.98	432	2.22	1.93	2.18	73
—	(.61)	8.51	(19.22)	477	2.23	1.91	(.70)	157
—	(.01)	11.16	18.11	271	2.19	1.95	(.69)	207

—	(.42)	12.00	14.73	123,443	1.08	.80	2.56	101
—	(.33)	10.86	22.63	123,393	1.11	.80	3.15	92
—	(.27)	9.14	8.23	103,326	1.22	.83	3.22	73
—	(.68)	8.69	(18.38)	126,529	1.23	.81	.34	157
—	(.05)	11.34	19.24	164,993	1.19	.85	.48	207

—	(.40)	11.98	14.65	368,838	1.08	.90	2.46	101
—	(.32)	10.84	22.43	370,942	1.11	.90	3.04	92
—	(.26)	9.13	8.13	363,486	1.23	.93	3.15	73
—	(.67)	8.68	(18.46)	468,226	1.23	.91	.25	157
—	(.04)	11.33	19.22	656,179	1.20	.95	.37	207

—	(.43)	12.02	14.93	90,901.88		.70	2.65	101
—	(.34)	10.87	22.58	92,390.91		.70	3.25	92
—	(.28)	9.16	8.32	86,677	1.03	.73	3.38	73
—	(.68)	8.71	(18.28)	112,849	1.03	.71	.44	157
—	(.05)	11.36	19.48	154,330.99		.75	.39	207

Notes to Financial Highlights—October 31, 2025
(1)
For the period September 11, 2023 (inception date) to October 31, 2023.
(2)
For the period September 12, 2023 (inception date) to October 31, 2023.
(3)
For the Multi-Asset Strategy Fund, the Financial Highlights are consolidated and include balances of the Cayman Multi-Asset Growth Strategy Fund Ltd. (a Cayman Island exempted company and wholly-owned subsidiary of the Multi-Asset Strategy Fund). Accordingly, all interfund balances and transactions have been eliminated. Effective March 1, 2022, the Cayman Multi-Asset Growth Strategy Fund, Ltd. was liquidated and the Multi-Asset Strategy Fund no longer invests indirectly through a wholly owned subsidiary.
(a)
Average daily shares outstanding were used for this calculation.
(b)
The ratios or returns for periods less than one year are not annualized.
(c)
Total return for Class A Shares does not reflect a front-end sales charge. If sales charges were included, the total return would be lower. The returns presented herein may differ from the performance reported in the Fund’s Annual Shareholder Report as the returns herein are calculated in accordance with U.S. Generally Accepted Accounting Principles, while the performance in the Fund’s Annual Shareholder Report is calculated in a manner consistent with standardized performance in accordance with Securities and Exchange Commission rules.
(d)
May reflect amounts waived and/or reimbursed by RIM and/or RIFUS.
(e)
The ratios for periods less than one year are annualized.
(f)
Less than $.01 per share.
(g)
For the Sustainable Aware Equity Fund, the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:
For the period ended	Class A	Class C	Class S	Class Y
October 31, 2025	1.12%	1.87%	0.83%	0.67%
October 31, 2024	1.12%	1.87%	0.83%	0.67%
October 31, 2023	1.11%	1.86%	0.82%	0.66%
October 31, 2022	1.11%	1.86%	0.82%	0.66%
October 31, 2021	1.11%	1.86%	0.82%	0.66%
For the U.S. Strategic Equity Fund, the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:
For the period ended	Class A	Class C	Class M	Class S	Class Y
October 31, 2025	0.99%	1.74%	0.64%	0.74%	0.56%
October 31, 2024	0.99%	1.74%	0.64%	0.74%	0.56%
October 31, 2023	0.99%	1.74%	0.64%	0.74%	0.57%
October 31, 2022	0.99%	1.74%	0.64%	0.74%	N/A
October 31, 2021	N/A	N/A	N/A	N/A	N/A
For the U.S. Small Cap Fund, the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:
For the period ended	Class A	Class C	Class M	Class R6	Class S	Class Y
October 31, 2025	1.29%	2.04%	0.90%	0.87%	1.00%	0.83%
October 31, 2024	1.26%	2.01%	0.87%	0.85%	0.97%	0.82%
October 31, 2023	1.26%	2.01%	0.87%	0.84%	0.97%	0.81%
October 31, 2022	1.26%	2.01%	0.87%	0.84%	0.97%	0.82%
October 31, 2021	1.26%	2.01%	0.87%	0.84%	0.97%	0.80%
(h)
Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits, computed on a tax basis.
(i)
Less than .005% of average net assets.

MONEY MANAGER INFORMATION
The money managers are not affiliates of the Funds, RIM, RIFUS or the Distributor other than as a result of their management of Fund assets. Each money manager may be engaged in managing institutional investment accounts and/or may serve as manager or adviser to other investment companies unaffiliated with RIC, other RIC Funds, or to other clients of RIM or its affiliates, including Russell Investments Trust Company. Investments in the Funds are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of a Fund or any particular rate of return.
The Funds may engage or terminate a money manager at any time, subject to the approval of the Funds’ Board, without a shareholder vote. RIM may change a Fund’s asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. Although all of the Funds’ money managers are listed below, RIM may not have allocated assets to the strategies employed by one or more of these money managers. A complete list of current money managers for the Funds can also be found at https://russellinvestments.com. Assets not allocated to money managers are managed by RIM.
Equity Income Fund
Barrow, Hanley, Mewhinney & Strauss, LLC, JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201.
Brandywine Global Investment Management, LLC, 1735 Market Street, Suite 1800, Philadelphia, PA 19103.
Sustainable Aware Equity Fund
Beutel, Goodman & Company Ltd., 20 Eglinton Avenue West, Suite 2000, P.O. Box 2055, Toronto, Ontario, Canada M4R 1K8.
Jacobs Levy Equity Management, Inc., 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932-0650.
Mar Vista Investment Partners, LLC, 11150 Santa Monica Boulevard, Suite 320, Los Angeles, CA 90025.
Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (formerly, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust), 610 Market Street, Philadelphia, PA 19106.
The Fund's Money Managers On or About March 24, 2026:
Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112.
Mirova US LLC, 888 Boylston Street, Boston, MA 02199-9897.
Pzena Investment Management, LLC, 320 Park Ave., 8th Floor, New York, NY 10022.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
U.S. Strategic Equity Fund
Brandywine Global Investment Management, LLC, 1735 Market Street, Suite 1800, Philadelphia, PA 19103.
Jacobs Levy Equity Management, Inc., 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932-0650.
J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017-2014.
William Blair Investment Management, LLC, 150 North Riverside Plaza, Chicago, IL 60606-1598.

U.S. Small Cap Equity Fund
Ancora Advisors, LLC, 6060 Parkland Boulevard, Suite 200, Mayfield Heights, OH 44124.
Boston Partners Global Investors, Inc., 1 Beacon Street, 30th Floor, Boston, MA 02108.
Calamos Advisors LLC, 2020 Calamos Court, Naperville, IL 60563-2787.
Copeland Capital Management, LLC, 161 Washington St., Suite 1325, Conshohocken, PA 19428.
DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.
Jacobs Levy Equity Management, Inc., 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932-0650.
Lord, Abbett & Co. LLC, 30 Hudson Street, Jersey City, NJ 07302-4804.
Penn Capital Management Company, LLC, 1200 Intrepid Avenue, Suite 400, Philadelphia, PA 19112.
Ranger Investment Management, L.P., 8115 Preston Road, Suite 590, Dallas, TX 75225.
International Developed Markets Fund
Intermede Investment Partners Limited, 6 Warwick Street, London W1B 5LU, United Kingdom and Intermede Global Partners Inc., 650 California Street, Floor 7, San Francisco, CA 94108.
Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
Global Equity Fund
Algert Global LLC, 101 California Street, Suite 3240, San Francisco, California 94111.
Intermede Investment Partners Limited, 6 Warwick Street, London W1B 5LU, United Kingdom and Intermede Global Partners Inc., 650 California Street, Floor 7, San Francisco, CA 94108.
Sanders Capital, LLC, 777 South Flagler Drive Phillips Point East Tower Suite 1100, West Palm Beach, FL 33401.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
Emerging Markets Fund
Axiom Investors LLC, 33 Benedict Place, 2nd Floor, Greenwich, CT 06830.
Barrow, Hanley, Mewhinney & Strauss, LLC, JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201.
Numeric Investors LLC, 200 Pier 4 Boulevard, 5th Floor, Boston, MA 02210.
Oaktree Fund Advisors, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.
Pzena Investment Management, LLC, 320 Park Ave., 8th Floor, New York, NY 10022.
Sands Capital Management, LLC, 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209.
Tax-Managed U.S. Large Cap Fund
Brandywine Global Investment Management, LLC 1735 Market Street, Suite 1800, Philadelphia, PA 19103.
Jacobs Levy Equity Management, Inc., 100 Campus Drive, 4th Floor East, Florham Park, NJ 07932-0650.
J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017-2014.
William Blair Investment Management, LLC, 150 North Riverside Plaza, Chicago, IL 60606-1598.

Tax-Managed U.S. Mid & Small Cap Fund
Ancora Advisors, LLC, 6060 Parkland Boulevard, Suite 200, Mayfield Heights, OH 44124.
Copeland Capital Management, LLC, 161 Washington St. Suite 1325, Conshohocken, PA 19428.
DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.
Lord, Abbett & Co. LLC, 30 Hudson Street, Jersey City, NJ 07302-4804.
Penn Capital Management Company, LLC, 1200 Intrepid Avenue, Suite 400, Philadelphia, PA 19112.
Polen Capital Management, LLC, 1825 NW Corporate Blvd., Suite 300, Boca Raton, FL 33431.
Royce & Associates, LP, One Madison Avenue, New York, NY 10010.
Summit Creek Advisors, LLC, 120 South Sixth Street, Suite 2200, Minneapolis, MN 55402.
Tax-Managed International Equity Fund
Intermede Investment Partners Limited, 6 Warwick Street, London W1B 5LU, United Kingdom and Intermede Global Partners Inc., 650 California Street, Floor 7, San Francisco, CA 94108.
Oaktree Fund Advisors, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.
Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022.
RWC Asset Advisors (US) LLC, 2640 South Bayshore Drive, Suite 201, Miami, FL 33133.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
Tax-Managed Real Assets Fund
First Sentier Investors (Australia) IM Ltd, Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW Australia, 2000.
Grantham Mayo Van Otterloo & Co. LLC, 53 State Street, Suite 3300, Boston Massachusetts 02109.
RREEF America L.L.C., 222 S. Riverside Plaza, Chicago, IL 60606, operating under the brand name DWS.
Opportunistic Credit Fund
Barings LLC, 300 S. Tyron Street, Suite 2500, Charlotte, NC 28202 and Baring International Investment Limited, 20 Old Bailey, London EC4M 7BF, United Kingdom.
Marathon Asset Management, L.P., One Bryant Park 38th Floor, New York, NY 10036.
Voya Investment Management Co. LLC, 200 Park Avenue, New York, NY 10166.
Strategic Bond Fund
Allspring Global Investments, LLC, 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203.
RBC Global Asset Management (U.S.) Inc., 250 Nicollet Mall, Suite 1550, Minneapolis, MN 55401 and RBC Global Asset Management (UK) Limited, 100 Bishopsgate London, EC2N 4AA, United Kingdom.
Schroder Investment Management North America Inc., 7 Bryant Park, 19th Floor, New York, NY 10018.
Investment Grade Bond Fund
MetLife Investment Management, LLC, One MetLife Way, Whippany, NJ 07981.
Schroder Investment Management North America Inc., 7 Bryant Park, 19th Floor, New York, NY 10018.

Short Duration Bond Fund
MetLife Investment Management, LLC, One MetLife Way, Whippany, NJ 07981.
Scout Investments, Inc., 1201 Walnut St., 21st Floor, Kansas City, MO, 64106.
Tax-Exempt High Yield Bond Fund
Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282-2198.
MacKay Shields LLC, 299 Park Avenue, 32nd Floor, New York, NY 10171.
Rockefeller & Co. LLC, 45 Rockefeller Plaza, Floor 5, New York, NY 10111.
Tax-Exempt Bond Fund
Brown Brothers Harriman Mutual Fund Advisory Department, Advisory Dept., 140 Broadway, New York, NY 1005-1101.
Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282-2198.
MacKay Shields LLC, 299 Park Avenue, 32nd Floor, New York, NY 10171.
Global Infrastructure Fund
Cohen & Steers Capital Management, Inc., 1166 Avenue of the Americas, 30th Floor, New York, NY 10036, Cohen & Steers UK Limited, 3 Dering Street, 2nd Floor, London W1S 1AA, United Kingdom and Cohen & Steers Asia Limited, Unit 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central Hong Kong.
First Sentier Investors (Australia) IM Ltd, Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW Australia, 2000.
Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, IL 60606-1286.
Global Real Estate Securities Fund
Cohen & Steers Capital Management, Inc., 1166 Avenue of the Americas, 30th Floor, New York, NY 10036, Cohen & Steers UK Limited, 3 Dering Street, 2nd Floor, London W1S 1AA, United Kingdom and Cohen & Steers Asia Limited, Unit 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central Hong Kong.
RREEF America L.L.C. 222 S. Riverside Plaza, Chicago, IL 60606, DWS Investments Australia Limited, Deutsche Bank Place, Level 16, Corner of Hunter and Phillip Streets, Sydney, NSW 2000, Australia and DWS Alternatives Global Limited, 45 Cannon Street, 1st Floor, London EC4M 5SB, United Kingdom, operating under the brand name DWS.

Multi-Strategy Income Fund
Algert Global LLC, 101 California Street, Suite 3240, San Francisco, California 94111.
Berenberg Asset Management LLC, 1251 6th Ave, 53rd Floor, New York, NY 10020.
Boston Partners Global Investors, Inc., 1 Beacon Street, 30th Floor, Boston, MA 02108.
Cohen & Steers Capital Management, Inc., 1166 Avenue of the Americas, 30th Floor, New York, NY 10036, Cohen & Steers UK Limited, 3 Dering Street, 2nd Floor, London W1S 1AA, United Kingdom and Cohen & Steers Asia Limited, Unit 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central Hong Kong.
Intermede Investment Partners Limited, 6 Warwick Street, London W1B 5LU, United Kingdom and Intermede Global Partners Inc., 650 California Street, Floor 7, San Francisco, CA 94108.
Kopernik Global Investors, LLC, 2502 N. Rocky Point Dr., Suite 300, Tampa, FL 33607.
Man Investments Australia Limited, Governor Phillip Tower, Level 42, One Farrer Place, Sydney NSW 2000 Australia.
Marathon Asset Management, L.P., One Bryant Park 38th Floor, New York, NY 10036.
MFS Institutional Advisors, Inc., 111 Huntington Avenue, Boston, MA 02199-7618.
Oaktree Fund Advisors, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.
PineStone Asset Management Inc., 1981 McGill College, Suite 1600, Montreal, Quebec, H3A 2Y1.
RWC Asset Advisors (US) LLC, 2640 South Bayshore Drive, Suite 201, Miami, FL 33133.

Multi-Asset Strategy Fund
Algert Global LLC, 101 California Street, Suite 3240, San Francisco, California 94111.
Berenberg Asset Management LLC, 1251 6th Ave, 53rd Floor, New York, NY 10020.
Boston Partners Global Investors, Inc., 1 Beacon Street, 30th Floor, Boston, MA 02108.
Calamos Advisors LLC, 2020 Calamos Court, Naperville, IL 60563-2787.
Cohen & Steers Capital Management, Inc., 1166 Avenue of the Americas, 30th Floor, New York, NY 10036, Cohen & Steers UK Limited, 3 Dering Street, 2nd Floor, London W1S 1AA, United Kingdom and Cohen & Steers Asia Limited, Unit 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central Hong Kong.
First Sentier Investors (Australia) IM Ltd, Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW, 2000 Australia.
Intermede Investment Partners Limited, 6 Warwick Street, London W1B 5LU, United Kingdom and Intermede Global Partners Inc., 650 California Street, Floor 7, San Francisco, CA 94108.
Kopernik Global Investors, LLC, 2502 N. Rocky Point Dr., Suite 300, Tampa, FL 33607.
Man Investments Australia Limited, Governor Phillip Tower, Level 42, One Farrer Place, Sydney NSW 2000 Australia.
Marathon Asset Management, L.P., One Bryant Park 38th Floor, New York, NY 10036.
MFS Institutional Advisors, Inc., 111 Huntington Avenue, Boston, MA 02199-7618.
Oaktree Fund Advisors, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.
PineStone Asset Management Inc., 1981 McGill College, Suite 1600, Montreal, Quebec, H3A 2Y1.
RWC Asset Advisors (US) LLC, 2640 South Bayshore Drive, Suite 201, Miami, FL 33133.
Schroder Investment Management North America Inc., 7 Bryant Park, 19th Floor, New York, NY 10018.
When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

EXPENSE NOTES
The following notes supplement the Annual Fund Operating Expenses tables in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in those tables:
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If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.
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Pursuant to the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A and Class C Shares of the Funds may not exceed 7.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A and Class C Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.
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“Acquired Fund Fees and Expenses” are indirect expenses borne by a Fund as a result of its investment in another fund or funds. The fees payable by a Fund with respect to the investment of cash reserves are included in “Acquired Fund Fees and Expenses” if they are at least 0.01% of the Fund’s average net assets. If such fees are less than 0.01% of the Fund’s average net assets, they are included in “Other Expenses.”
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“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C Shares and an administrative fee of up to 0.05% of average daily net assets for all Classes of Shares.
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In addition to the advisory and administrative fees payable by the Funds to RIM and RIFUS, each Fund that invests its cash reserves in the U.S. Cash Management Fund, an unregistered fund advised by RIM, will bear indirectly a proportionate share of that Fund’s operating expenses, which include the administrative fees that the U.S. Cash Management Fund pays to RIFUS. The cash reserves for all Funds, with the exception of the Tax-Exempt Bond Fund, are invested in the U.S. Cash Management Fund. The annual rate of administrative fees payable to RIFUS on the cash reserves invested in the U.S. Cash Management Fund is 0.05%.
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Dividend expense on securities sold short is the cost of paying the value of dividends on those securities to the lender of the security. This expense is offset by gains on the decrease in the market value of the securities sold short as a result of the dividend declaration. Interest expense on securities sold short is the amount paid to the lender of the security for making the loan. This may be partially offset by the interest earned from investment of cash collateral posted for the borrowed securities. While the Fund is obligated to record the dividend expense and interest as an expense from an accounting perspective, these expenses are not charged directly to the Fund but are similar to transaction charges for buying and selling securities.

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For the Sustainable Aware Equity Fund, a portion of “Other Expenses” is attributable to interest expense and dividend expense from short sales as follows:
	Interest Expense on Short Sales	Dividend Expense on Short Sales	Total Dividend and Interest Expenses on Short Sales
Class A Shares	0.05%	0.10%	0.15%
Class C Shares	0.05%	0.10%	0.15%
Class M Shares	0.05%	0.10%	0.15%
Class R6 Shares	0.05%	0.10%	0.15%
Class S Shares	0.05%	0.10%	0.15%
Class Y Shares	0.05%	0.10%	0.15%
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For the U.S. Strategic Equity Fund, a portion of “Other Expenses” is attributable to interest expense and dividend expense from short sales as follows:
	Interest Expense on Short Sales	Dividend Expense on Short Sales	Total Dividend and Interest Expenses on Short Sales
Class A Shares	0.04%	0.05%	0.09%
Class C Shares	0.04%	0.05%	0.09%
Class M Shares	0.04%	0.05%	0.09%
Class R6 Shares	0.04%	0.05%	0.09%
Class S Shares	0.04%	0.05%	0.09%
Class Y Shares	0.04%	0.05%	0.09%
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For the U.S. Small Cap Equity Fund, a portion of “Other Expenses” is attributable to interest expense and dividend expense from short sales as follows:
	Interest Expense on Short Sales	Dividend Expense on Short Sales	Total Dividend and Interest Expenses on Short Sales
Class A Shares	0.03%	0.04%	0.07%
Class C Shares	0.03%	0.04%	0.07%
Class M Shares	0.03%	0.04%	0.07%
Class R6 Shares	0.03%	0.04%	0.07%
Class S Shares	0.03%	0.04%	0.07%
Class Y Shares	0.03%	0.04%	0.07%

PERFORMANCE NOTES
The following notes supplement the Performance tables in the Risk/Return Summary and provide additional information necessary to understand the returns provided in those tables:
The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.
Multifactor U.S. Equity Fund
The Fund first issued Class A Shares on April 26, 2018. The returns shown prior to that date are the returns of the Fund’s Class Y Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A shares charge on 5.75%. Class Y Share performance has not been adjusted to reflect the expenses of Class A Shares. To the extent expenses of Class A Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class A Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class Y Shares.
The Fund first issued Class C Shares on April 26, 2018. The returns shown prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class C Shares. To the extent expenses of Class C Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class C Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class Y Shares.
Prior to September 15, 2017, Class M Shares were designated as Class T Shares.
The Fund first issued Class R6 Shares on February 29, 2016. The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class R6 Shares. To the extent expenses of Class R6 Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.
Equity Income Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund has not yet issued Class M Shares. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
No Class R6 Shares were issued as of the date of this Prospectus.
The Fund first issued Class Y Shares on March 30, 2000, closed its Class Y Shares on May 4, 2015 and reopened its Class Y Shares on March 1, 2017.  The returns shown for Class Y Shares through February 28, 2017 are the returns of the Fund’s Class I Shares. Class I Share performance has not been adjusted to reflect the expenses of Class Y Shares. To the extent expenses of Class Y Shares would have been higher than expenses of Class I Shares for the periods shown, performance would have been lower. Class I Share performance reflects any fee waivers and reimbursements applicable to Class I Shares and returns would have been lower absent these arrangements. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares. Class I Shares were reclassified as Class S Shares on August 18, 2017.
Sustainable Aware Equity Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund has not yet issued Class M Shares. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
No Class R6 Shares were issued as of the date of this Prospectus.
U.S. Strategic Equity Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
No Class R6 Shares were issued as of the date of this Prospectus.
The Fund first issued Class Y Shares on July 30, 2018, closed its Class Y Shares on September 11, 2019 and reopened its Class Y shares on September 12, 2023. The returns shown for Class Y Shares through July 29, 2018 are the returns of the Fund’s Class S Shares. The returns shown for Class Y Shares for the period September 12, 2019 through September 11, 2023 are the returns of the Fund’s Class M Shares. Class S and Class M Share performance has not been adjusted to reflect the expenses of Class Y Shares. To the extent expenses of Class Y Shares would have been higher than expenses of Class S or Class M Shares for the periods shown, performance would have been lower.  Class S and Class M Share performance reflects any fee waivers and reimbursements applicable to those Classes and returns would have been lower absent these arrangements.  Class Y Shares will have substantially similar annual returns as the Class S and Class M Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S and Class M Shares.
U.S. Small Cap Equity Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.

The Fund first issued Class R6 Shares on March 1, 2016. The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class R6 Shares. To the extent expenses of Class R6 Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.
Multifactor International Equity Fund
No Class A or Class C Shares were issued as of the date of this Prospectus.
The Fund first issued Class R6 Shares on February 29, 2016. The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class R6 Shares. To the extent expenses of Class R6 Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as the Class Y Shares.
Prior to September 15, 2017, Class M Shares were designated as Class T Shares.
International Developed Markets Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
No Class R6 Shares were issued as of the date of this Prospectus.
Global Equity Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
No Class R6 Shares were issued as of the date of this Prospectus.
Emerging Markets Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
The Fund first issued Class R6 Shares on March 1, 2016. The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class R6 Shares. To the extent expenses of Class R6 Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class R6 Shares will have substantially similar annual returns as the Class Y Shares because Class Y Shares are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as Class Y Shares.
Tax-Managed U.S. Large Cap Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
Tax-Managed U.S. Mid & Small Cap Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
Tax-Managed International Equity Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
Tax-Managed Real Assets Fund
The Fund first issued Class A, C, M and S Shares on June 10, 2019.
Opportunistic Credit Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M

Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
No Class R6 Shares were issued as of the date of this Prospectus.
Long Duration Bond Fund
The Fund first issued Class M Shares on September 11, 2023. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class Y Shares.
The Fund first issued Class S Shares on September 11, 2023. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class S Shares. To the extent expenses of Class S Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class S Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class Y Shares.
No Class A, Class C or Class R6 Shares were issued as of the date of this Prospectus.
Strategic Bond Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as Class S Shares.
The Fund first issued Class R6 Shares on March 1, 2016. The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class R6 Shares. To the extent expenses of Class R6 Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as Class Y Shares.
Investment Grade Bond Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M

Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as Class S Shares.
The Fund first issued Class R6 Shares on March 1, 2016. The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class R6 Shares. To the extent expenses of Class R6 Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as Class Y Shares.
Short Duration Bond Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as Class S Shares.
The Fund first issued Class R6 Shares on March 1, 2016. The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class R6 Shares. To the extent expenses of Class R6 Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class R6 Shares do not have the same expenses as Class Y Shares.
Tax-Exempt High Yield Bond Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
Tax-Exempt Bond Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
Global Infrastructure Fund
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
No Class R6 Shares were issued as of the date of this Prospectus.
Global Real Estate Securities Fund
The Fund first issued Class R6 Shares on March 1, 2016. The returns shown for Class R6 Shares prior to that date are the returns of the Fund’s Class Y Shares. Class Y Share performance has not been adjusted to reflect the expenses of Class R6 Shares. To the extent expenses of Class R6 Shares would have been higher than expenses of Class Y Shares for the periods shown, performance would have been lower. Class Y Share performance reflects any fee waivers and reimbursements applicable to Class Y Shares and returns would have been lower absent these arrangements. Class R6 Shares will have substantially similar annual returns as the Class Y Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that Class R6 Shares do not have the same expenses as Class Y Shares.
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as Class S Shares.
Multi-Strategy Income Fund
No Class R6 Shares were issued as of the date of this Prospectus.
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund first issued Class M Shares on March 17, 2017. The returns shown for Class M Shares prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
Multi-Asset Strategy Fund
The Fund first issued Class A Shares on September 28, 2017. The returns shown prior to that date are the returns of the Fund’s Class S Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Class S Share performance has not been adjusted to reflect the expenses of Class A Shares. To the extent expenses of Class A Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class A Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class S Shares.
The Fund first issued Class C Shares on September 28, 2017. The returns shown prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class C Shares. To the extent expenses of Class C Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class C Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class S Shares.
The Fund first issued Class M Shares on March 16, 2017. The returns shown prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
The Fund first issued Class S Shares on March 7, 2017.
The Fund first issued Class Y Shares on August 30, 2017. The returns shown prior to that date are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class Y Shares. To the extent expenses of Class Y Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.
No Class R6 Shares were issued as of the date of this Prospectus.

APPENDIX A
additional information about financial Intermediary-specific sales charge variations, waivers and discounts
This Appendix A discloses Financial Intermediary-specific sales charge variations, waivers and discounts, if any. Please see the Front-End Sales Charges and Deferred Sales Charges sections of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a Fund or through Financial Intermediaries not discussed in this Appendix A. The terms or availability of waivers or discounts may be changed at any time.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary.
Purchases through any Financial Intermediary discussed below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for Shares purchased directly from the Funds (or the Distributor). Financial Intermediary-specific sales charge waivers and/or discounts are implemented and administered by each Financial Intermediary. This Appendix A may be updated from time to time to add additional Financial Intermediaries.
In all instances, it is the shareholder’s responsibility to notify the Fund or Financial Intermediary of any relationship or other facts that may qualify the shareholder for sales charge waivers or discounts at the time of purchase. You may wish to contact your Financial Intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.
Ameriprise Financial
Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries
The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor's responsibility to notify the fund or the investor's financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
●
Transaction size breakpoints, as described in this prospectus or the SAI.
●
Rights of accumulation (ROA), as described in this prospectus or the SAI.
●
Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows
●
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
●
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
●
Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
●
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
●
Redemptions due to death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
●
Redemptions made in connection with a return of excess contributions from an IRA account
●
Shares purchased through a Right of Reinstatement (as defined above)
●
Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Robert W. BAIRD & Co. (“Baird”)
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-Shares Available at Baird
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
●
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
●
Shares purchased within 90 days following a redemption from an Russell Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
●
A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
●
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C Shares Available at Baird
●
Shares sold due to death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
●
Shares bought due to returns of excess contributions from an IRA Account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
●
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
●
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
●
Breakpoints as described in this prospectus
●
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Russell assets held by accounts within the purchaser’s household at Baird. Eligible Russell assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
●
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Russell through Baird, over a 13-month period of time
D.A. Davidson & Co.
Effective March 1, 2021, shareholders purchasing Fund shares, including existing Fund shareholders, through a D.A. Davidson & Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
●
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
●
Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
●
A shareholder in the Funds' Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.
 CDSC Waivers on Class A Shares available at D.A. Davidson
●
Death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
●
Return of excess contributions from an IRA account.
●
Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
●
Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
●
Breakpoints as described in this Prospectus.

●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Fund within the fund family).
●
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
●
Shares acquired through a right of reinstatement.
●
Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A or Class C Shares Available at Janney
●
Shares sold upon the death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
●
Shares purchased in connection with a return of excess contributions from an IRA account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus.
●
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
●
Shares acquired through a right of reinstatement.
●
Shares exchanged into the same share class of a different Fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent
●
Breakpoints as described in the Fund’s Prospectus.
●
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
* Also referred to as an “initial sales charge.”

J.P. MORGAN SECURITIES LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
●
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
●
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
●
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
●
Shares purchased through rights of reinstatement.
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
●
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
●
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
●
Shares sold upon the death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●
Shares purchased in connection with a return of excess contributions from an IRA account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
●
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
●
Breakpoints as described in the prospectus.
●
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
●
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
MERRILL LYNCH (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers available at Merrill
●
Shares of mutual funds available for purchases by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●
Shares purchased through a Merrill investment advisory program
●
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
●
Shares purchased through the Merrill Edge Self-Directed platform
●
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
●
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
●
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
●
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)
●
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
●
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
●
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
●
Shares sold due to return of excess contributions from an IRA account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
●
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
●
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
●
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.
●
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.
Morgan stanley wealth management
Effective March 1, 2019, shareholders purchasing Fund Shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A Shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
●
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
●
Shares purchased through a Morgan Stanley self-directed brokerage account
●
Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
●
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
●
Shares purchased by or through a 529 Plan
●
Shares purchased through a OPCO affiliated investment advisory program
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
●
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
●
Employees and registered representatives of OPCO or its affiliates and their family members

●
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on Class A Shares available at OPCO
●
Death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
●
Return of excess contributions from an IRA Account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
●
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
●
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
●
Breakpoints as described in this Prospectus.
●
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund Shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales load waivers on Class A Shares available at Raymond James
●
Shares purchased in an investment advisory program.
●
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
●
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
●
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the Shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A Shares available at Raymond James
●
Death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●
Return of excess contributions from an IRA Account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
●
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
●
Breakpoints as described in this Prospectus.
●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
STIFEL
Effective March 1, 2025, shareholders purchasing or holding Russell Investment Company Funds shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Russell Investment Company Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
●
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
●
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
●
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Russell Investment Company Funds.
●
Shares purchased from the proceeds of redeemed shares of Russell Investment Company Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
●
Shares from rollovers into Stifel from retirement plans to IRAs.
●
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

●
Purchases of Class 529-A shares through a rollover from another 529 plan.
●
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
●
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
●
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
●
Return of excess contributions from an IRA Account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
●
Shares acquired through a right of reinstatement.
●
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
●
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
●
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
WELLS FARGO CLEARING SERVICES, LLC AND WELLS FARGO ADVISORS FINANCIAL NETWORK, LLC (COLLECTIVELY, “WELLS FARGO ADVISORS”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A Share Front-End Sales Charge Waivers Information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
●
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
●
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A Share Front-End Sales Charge Waivers Information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
●
Shares purchased through a rollover from another 529 plan.
●
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge Information.
●
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A Front-End Load Discounts.
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
●
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
●
Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
●
Gift of shares will not be considered when determining breakpoint discounts.

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For more information about the Funds, the following documents are available without charge:
ANNUAL/SEMIANNUAL REPORTS: Additional information about each Fund’s investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.
The annual1 and semiannual reports for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semiannual report, the Funds’ SAI, and other information such as the Funds’ financial statements, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:
Russell Investments
PO Box 219430
Kansas City, MO 64121-9430
Telephone: 1-800-787-7354
The Funds’ SAI, annual and semiannual reports to shareholders and other information such as the Funds’ financial statements are available, free of charge, on the Funds’ website at https://russellinvestments.com.
Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Funds. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.
Some Financial Intermediaries may offer electronic delivery of the Funds’ Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.
You can review reports and other information about the Funds on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand.
1 Due to file size limitations on EDGAR submissions, the annual report was filed as an initial submission, first companion submission and second companion submission.

Distributor: Russell Investments Financial Services, LLC.
Russell Investment Company’s SEC File No. 811-03153
36-08-413 (0326)

Prospectus
LifePoints® Funds Target Portfolio Series
March 1, 2026
Ticker Symbol by Class
Fund	A	C	M	R1	R5	S
Conservative Strategy Fund	RCLAX	RCLCX	RCNUX	RCLRX	RCLVX	RCLSX
Moderate Strategy Fund	RMLAX	RMLCX	RMTTX	RMLRX	RMLVX	RMLSX
Balanced Strategy Fund	RBLAX	RBLCX	RBSTX	RBLRX	RBLVX	RBLSX
Aggressive Strategy Fund	RALAX	RALCX	RGTTX	RALRX	RALVX	RALSX
Equity Aggressive Strategy Fund	REAAX	RELCX	RQTTX	RELRX	RELVX	RELSX
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
800-787-7354

Risk/Return Summary
Conservative Strategy Fund
Investment Objective

The Fund seeks to provide current income and capital preservation, and as a secondary objective, long term capital appreciation.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and the More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts, beginning on pages 99, 102 and 130, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 20, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R1, R5, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R1	R5	S
Advisory Fee	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class R5 Shares)	0.25%	0.75%	None	None	0.50%	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.53%	0.78%	0.53%	0.53%	0.53%	0.53%
Acquired (Underlying) Fund Fees and Expenses	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.42%	2.17%	1.17%	1.17%	1.67%	1.17%
Less Fee Waivers and Expense Reimbursements	(0.41)%	(0.41)%	(0.43)%	(0.48)%	(0.48)%	(0.35)%
Net Annual Fund Operating Expenses	1.01%	1.76%	0.74%	0.69%	1.19%	0.82%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.17% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, infrequent and/or unusual expenses (including litigation expenses), or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.15% of its transfer agency fees for Class R1 and Class R5 Shares, 0.10% of its transfer agency fees for Class M Shares, 0.08% of its transfer agency fees for Class A and Class C Shares and 0.02% of its transfer agency fees for Class S Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests. The Fund’s proportionate share of these expenses is reflected under “Acquired Fund Fees and Expenses.”
1

“Other Expenses” for Class M Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R1	R5	S
1 Year	$672	$179	$76	$70	$121	$84
3 Years	$960	$640	$329	$324	$480	$337
5 Years	$1,270	$1,127	$602	$597	$862	$610
10 Years	$2,146	$2,471	$1,382	$1,378	$1,936	$1,389
Portfolio Turnover
The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, intends the Fund’s strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic asset allocation as of March 1, 2026 is 14.5% to equity, 75.5% to fixed income, 8% to multi-asset and 2% to alternative asset classes. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds. The Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Underlying Funds are managed directly by RIM, the Fund's investment adviser. For all other Underlying Funds, RIM employs a multi-manager approach whereby most assets of the Underlying Funds are allocated to the strategies of different unaffiliated money managers. RIM considers this Fund to be a “conservative” fund due to its investment objective and asset allocation to fixed income Underlying Funds.
RIM evaluates the Fund’s target strategic asset allocation on a periodic basis relative to peer allocations, current market conditions, RIM’s capital markets forecasts and RIM’s desired asset class exposures. Based on these considerations, RIM may change (i) the Fund’s target strategic asset allocation by up to +/- 5% at the equity, fixed income, multi-asset or alternative asset class level and (ii) the Underlying Funds in which the Fund invests. The Fund’s actual asset allocation may vary from the target strategic asset allocation at any point in time due to market movements and/or the implementation over a period of time of a change to the Fund’s target strategic asset allocation. The Fund’s target strategic asset allocation and the Underlying Funds in which the Fund may invest may be changed without shareholder notice or approval.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
2

Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Investing in Affiliated Underlying Funds. The assets of the Fund are invested in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIM is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
●
Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will achieve the Fund’s investment objective. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds, which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds.
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that an Underlying Fund’s investments in fixed income securities could lose money. In addition, an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.
●
U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets
3

debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of an Underlying Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of an Underlying Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause an Underlying Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund.
●
Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
●
Active Management. Despite strategies designed to achieve the Fund’s and/or an Underlying Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and/or Underlying Funds and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Underlying Funds. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Underlying Funds may underperform. The securities, baskets of securities or instruments selected for an Underlying Fund’s portfolio may not perform as RIM or the Underlying Fund's money managers expect and security or instrument selection risk may cause the Underlying Funds to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess an Underlying Fund’s portfolio characteristics and it is possible that its judgments regarding an Underlying Fund’s exposures may be incorrect. In addition, actions taken to manage Underlying Fund exposures, including risk, may be ineffective and/or cause the Underlying Fund to underperform.
●
Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to an Underlying Fund’s exposures.
4

Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause an Underlying Fund to underperform other funds with similar investment objectives and strategies.
●
Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
●
Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Underlying Fund exposures, may cause an Underlying Fund's returns to be lower than if an Underlying Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of an Underlying Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
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Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
●
Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
●
Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment in the distressed securities.
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Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
●
Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
●
Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
●
Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
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●
Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
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Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
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Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
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Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by an Underlying Fund declines below the repurchase price.
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Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
●
Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of an Underlying Fund as well as to the expenses and risks of the underlying investment companies.
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Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
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Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
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Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
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Natural Resources Risk. An Underlying Fund's investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
●
Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that an Underlying Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
●
Financial Services Sector Risk. Certain Underlying Funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Underlying Fund’s investments more than if the Underlying Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Information Technology Sector Risk. To the extent that an Underlying Fund invests significantly in the information technology sector, an Underlying Fund will be sensitive to changes in, and an Underlying Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the
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information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
●
Puts, Stand-by Commitments and Demand Notes. The ability of an Underlying Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and an Underlying Fund may lose money.
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Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to an Underlying Fund will decrease the Underlying Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of an Underlying Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to an Underlying Fund each year by the MLPs will not be known until the Underlying Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
●
Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
●
Short Positions Risk. An Underlying Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. Short positions may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short positions have the potential for unlimited loss.
●
Volatility Strategies Risk. Volatility strategies depend on mispricings based upon market-anticipated volatility and realized volatility of an underlying asset. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
●
Asset Allocation. Neither an Underlying Fund nor RIM can offer any assurance that the asset allocation of an Underlying Fund will achieve the Underlying Fund’s investment objective. Nor can an Underlying Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect.  Asset allocation decisions might also result in an Underlying Fund having more exposure to asset classes, countries or regions, or industries or groups of industries that underperform.
●
Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Underlying Funds may be used as investments by certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in an Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large
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redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher Underlying Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in an Underlying Fund’s portfolio. As a result, large redemption activity could adversely affect an Underlying Fund’s ability to conduct its investment program which, in turn, could adversely impact an Underlying Fund's and/or the Fund’s performance or may result in an Underlying Fund and/or the Fund no longer remaining at an economically viable size, in which case an Underlying Fund and/or the Fund may cease operations.
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Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
High Portfolio Turnover Risk. Certain Underlying Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
●
Non-Discretionary Implementation Risk. With respect to the portion of an Underlying Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause an Underlying Fund's return to be lower than if the Underlying Fund employed discretionary money managers with respect to that portion of its portfolio.
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Cyber Security and Other Operational Risks. An investment in an Underlying Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect an Underlying Fund’s ability to conduct business. While the Underlying Funds seek to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to an Underlying Fund. In addition, the Underlying Funds may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. An Underlying Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIM currently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIM fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. Beginning September 25, 2025, the Conservative Strategy Linked Composite Index represents the returns of a composite index comprised of 12% Russell 3000® Index, 6% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 1% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 65% Bloomberg U.S. Aggregate Bond Index and 16% ICE BofA US High Yield Index. This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is
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representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark. For information regarding the composition of the Conservative Strategy Linked Composite Index prior to September 25, 2025, see the Performance Notes section in the Fund's Prospectus.
After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	2.97%	0.43%	2.47%
Return Before Taxes, Class C	8.36%	0.88%	2.31%
Return Before Taxes, Class M	9.43%	1.82%	3.29%
Return Before Taxes, Class R1	9.55%	1.93%	3.42%
Return Before Taxes, Class R5	8.93%	1.46%	2.91%
Return Before Taxes, Class S	9.43%	1.82%	3.29%
Return After Taxes on Distributions, Class S	7.76%	0.56%	2.05%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	5.66%	0.96%	2.12%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)	7.58%	0.06%	2.44%
Conservative Strategy Linked Composite Index (reflects no deduction for fees, expenses or taxes)	9.99%	2.54%	4.51%
Management

Investment Adviser
RIM is the investment adviser of the Fund and the Underlying Funds.
Portfolio Managers
Samuel Pittman, Managing Director, Head of Strategic Asset Allocation, and Amneet Singh, Director, Asset Allocation Strategy, have primary responsibility for the management of the Fund. Mr. Pittman and Mr. Singh have managed the Fund since September 2023.
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Additional Information

For important information about:
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Purchase of Fund Shares, please see How to Purchase Shares on page 48.
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Redemption of Fund Shares, please see How to Redeem Shares on page 48.
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Taxes, please see Taxes on page 48.
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Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 48.
Moderate Strategy Fund
Investment Objective

The Fund seeks to provide current income and moderate long term capital appreciation.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and the More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts, beginning on pages 99, 102 and 130, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 20, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R1, R5, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R1	R5	S
Advisory Fee	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class R5 Shares)	0.25%	0.75%	None	None	0.50%	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.40%	0.65%	0.40%	0.40%	0.40%	0.40%
Acquired (Underlying) Fund Fees and Expenses	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses	1.36%	2.11%	1.11%	1.11%	1.61%	1.11%
Less Fee Waivers and Expense Reimbursements	(0.32)%	(0.32)%	(0.34)%	(0.32)%	(0.32)%	(0.24)%
Net Annual Fund Operating Expenses	1.04%	1.79%	0.77%	0.79%	1.29%	0.87%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.13% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, infrequent and/or unusual expenses (including litigation expenses), or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
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Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.08% of its transfer agency fees for Class A, Class C, Class R1 and Class R5 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests. The Fund’s proportionate share of these expenses is reflected under “Acquired Fund Fees and Expenses.”
“Other Expenses” for Class M Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R1	R5	S
1 Year	$675	$182	$79	$81	$131	$89
3 Years	$951	$630	$319	$321	$477	$329
5 Years	$1,248	$1,105	$579	$581	$846	$588
10 Years	$2,090	$2,416	$1,321	$1,323	$1,884	$1,330
Portfolio Turnover
The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, intends the Fund’s strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic asset allocation as of March 1, 2026 is 36% to equity, 54% to fixed income, 8% to multi-asset and 2% to alternative asset classes.  As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds. The Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Underlying Funds are managed directly by RIM, the Fund's investment adviser. For all other Underlying Funds, RIM employs a multi-manager approach whereby most assets of the Underlying Funds are allocated to the strategies of different unaffiliated money managers. RIM considers this Fund to be a “moderate” fund due to its investment objective and asset allocation to fixed income and equity Underlying Funds.
RIM evaluates the Fund’s target strategic asset allocation on a periodic basis relative to peer allocations, current market conditions, RIM’s capital markets forecasts and RIM’s desired asset class exposures. Based on these considerations, RIM may change (i) the Fund’s target strategic asset allocation by up to +/- 5% at the equity, fixed income, multi-asset or alternative asset class level and (ii) the Underlying Funds in which the Fund invests. The Fund’s actual asset allocation may vary from the target strategic asset allocation at any point in time due to market movements
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and/or the implementation over a period of time of a change to the Fund’s target strategic asset allocation. The Fund’s target strategic asset allocation and the Underlying Funds in which the Fund may invest may be changed without shareholder notice or approval.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Investing in Affiliated Underlying Funds. The assets of the Fund are invested in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIM is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
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Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will achieve the Fund’s investment objective. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds, which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds.
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that an Underlying Fund’s investments in fixed income securities could lose money. In addition, an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.
●
U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.
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●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
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Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of an Underlying Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
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Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of an Underlying Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
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Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause an Underlying Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
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Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund.
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Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
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Active Management. Despite strategies designed to achieve the Fund’s and/or an Underlying Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and/or Underlying Funds and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Underlying Funds. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Underlying Funds may underperform. The securities, baskets of securities or instruments selected for an Underlying Fund’s portfolio may not perform as RIM or the Underlying Fund's money managers expect and security or instrument selection risk may cause the Underlying Funds to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be
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incorrect. There is no guarantee that RIM will effectively assess an Underlying Fund’s portfolio characteristics and it is possible that its judgments regarding an Underlying Fund’s exposures may be incorrect. In addition, actions taken to manage Underlying Fund exposures, including risk, may be ineffective and/or cause the Underlying Fund to underperform.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to an Underlying Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause an Underlying Fund to underperform other funds with similar investment objectives and strategies.
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Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
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Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Underlying Fund exposures, may cause an Underlying Fund's returns to be lower than if an Underlying Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of an Underlying Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
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Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
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Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
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Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment in the distressed securities.
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Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
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Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
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Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly
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leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
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Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
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Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
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Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
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Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
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Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by an Underlying Fund declines below the repurchase price.
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Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
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Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of an Underlying Fund as well as to the expenses and risks of the underlying investment companies.
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Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
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Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
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Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
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Natural Resources Risk. An Underlying Fund's investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
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Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that an Underlying Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
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Financial Services Sector Risk. Certain Underlying Funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These
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developments may affect the value of the Underlying Fund’s investments more than if the Underlying Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
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Information Technology Sector Risk. To the extent that an Underlying Fund invests significantly in the information technology sector, an Underlying Fund will be sensitive to changes in, and an Underlying Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
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Puts, Stand-by Commitments and Demand Notes. The ability of an Underlying Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and an Underlying Fund may lose money.
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Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to an Underlying Fund will decrease the Underlying Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of an Underlying Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to an Underlying Fund each year by the MLPs will not be known until the Underlying Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
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Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
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Short Positions Risk. An Underlying Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. Short positions may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short positions have the potential for unlimited loss.
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Volatility Strategies Risk. Volatility strategies depend on mispricings based upon market-anticipated volatility and realized volatility of an underlying asset. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
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Asset Allocation. Neither an Underlying Fund nor RIM can offer any assurance that the asset allocation of an Underlying Fund will achieve the Underlying Fund’s investment objective. Nor can an Underlying Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect.  Asset allocation decisions might also result in an Underlying Fund having more exposure to asset classes, countries or regions, or industries or groups of industries that underperform.
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Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Impact of Large Redemptions (Including Possible Fund Liquidation). The Underlying Funds may be used as investments by certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in an Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher Underlying Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in an Underlying Fund’s portfolio. As a result, large redemption activity could adversely affect an Underlying Fund’s ability to conduct its investment program which, in turn, could adversely impact an Underlying Fund's and/or the Fund’s performance or may result in an Underlying Fund and/or the Fund no longer remaining at an economically viable size, in which case an Underlying Fund and/or the Fund may cease operations.
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Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
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High Portfolio Turnover Risk. Certain Underlying Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
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Non-Discretionary Implementation Risk. With respect to the portion of an Underlying Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause an Underlying Fund's return to be lower than if the Underlying Fund employed discretionary money managers with respect to that portion of its portfolio.
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Cyber Security and Other Operational Risks. An investment in an Underlying Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect an Underlying Fund’s ability to conduct business. While the Underlying Funds seek to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to an Underlying Fund. In addition, the Underlying Funds may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. An Underlying Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIM currently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIM fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in
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the table is the Fund's secondary benchmark. Beginning September 25, 2025, the Moderate Strategy Linked Composite Index represents the returns of a composite index comprised of 25% Russell 3000® Index, 13% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 48% Bloomberg U.S. Aggregate Bond Index and 12% ICE BofA US High Yield Index. This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark. For information regarding the composition of the Moderate Strategy Linked Composite Index prior to September 25, 2025, see the Performance Notes section in the Fund's Prospectus.
After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	5.74%	2.91%	3.95%
Return Before Taxes, Class C	11.43%	3.35%	3.78%
Return Before Taxes, Class M	12.45%	4.31%	4.74%
Return Before Taxes, Class R1	12.48%	4.38%	4.83%
Return Before Taxes, Class R5	11.87%	3.86%	4.30%
Return Before Taxes, Class S	12.45%	4.31%	4.74%
Return After Taxes on Distributions, Class S	11.02%	2.97%	3.38%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	7.49%	2.94%	3.29%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)	7.58%	0.06%	2.44%
Moderate Strategy Linked Composite Index (reflects no deduction for fees, expenses or taxes)	12.88%	4.80%	6.45%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
RIM is the investment adviser of the Fund and the Underlying Funds.
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Portfolio Managers
Samuel Pittman, Managing Director, Head of Strategic Asset Allocation, and Amneet Singh, Director, Asset Allocation Strategy, have primary responsibility for the management of the Fund. Mr. Pittman and Mr. Singh have managed the Fund since September 2023.
Additional Information

For important information about:
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Purchase of Fund Shares, please see How to Purchase Shares on page 48.
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Redemption of Fund Shares, please see How to Redeem Shares on page 48.
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Taxes, please see Taxes on page 48.
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Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 48.
Balanced Strategy Fund
Investment Objective

The Fund seeks to provide above average long term capital appreciation and a moderate level of current income.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and the More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts, beginning on pages 99, 102 and 130, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 20, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R1, R5, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R1	R5	S
Advisory Fee	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class R5 Shares)	0.25%	0.75%	None	None	0.50%	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.28%	0.53%	0.28%	0.28%	0.28%	0.28%
Acquired (Underlying) Fund Fees and Expenses	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.31%	2.06%	1.06%	1.06%	1.56%	1.06%
Less Fee Waivers and Expense Reimbursements	(0.17)%	(0.17)%	(0.17)%	(0.13)%	(0.13)%	(0.07)%
Net Annual Fund Operating Expenses	1.14%	1.89%	0.89%	0.93%	1.43%	0.99%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive 0.07% of its advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class A, Class C and Class M Shares and 0.06% of its transfer agency fees for Class R1 and Class R5 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests. The Fund’s proportionate share of these expenses is reflected under “Acquired Fund Fees and Expenses.”
“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to adjust for waivers that were implemented during the fiscal period ended October 31, 2025 but did not reflect a full year of waiver.
“Other Expenses” for Class M Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R1	R5	S
1 Year	$685	$192	$91	$95	$146	$101
3 Years	$951	$629	$320	$324	$480	$330
5 Years	$1,237	$1,093	$568	$572	$838	$578
10 Years	$2,049	$2,376	$1,279	$1,282	$1,845	$1,288
Portfolio Turnover
The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, intends the Fund’s strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You
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may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic asset allocation as of March 1, 2026 is 55% to equity, 33% to fixed income, 8% to multi-asset and 4% to alternative asset classes. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds. The Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Underlying Funds are managed directly by RIM, the Fund's investment adviser. For all other Underlying Funds, RIM employs a multi-manager approach whereby most assets of the Underlying Funds are allocated to the strategies of different unaffiliated money managers. RIM considers this Fund to be a “balanced” fund due to its investment objective and asset allocation to equity and fixed income Underlying Funds.
RIM evaluates the Fund’s target strategic asset allocation on a periodic basis relative to peer allocations, current market conditions, RIM’s capital markets forecasts and RIM’s desired asset class exposures. Based on these considerations, RIM may change (i) the Fund’s target strategic asset allocation by up to +/- 5% at the equity, fixed income, multi-asset or alternative asset class level and (ii) the Underlying Funds in which the Fund invests. The Fund’s actual asset allocation may vary from the target strategic asset allocation at any point in time due to market movements and/or the implementation over a period of time of a change to the Fund’s target strategic asset allocation. The Fund’s target strategic asset allocation and the Underlying Funds in which the Fund may invest may be changed without shareholder notice or approval.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
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Investing in Affiliated Underlying Funds. The assets of the Fund are invested in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIM is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
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Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will achieve the Fund’s investment objective. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.
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Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds, which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds.
●
Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting
21

in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that an Underlying Fund’s investments in fixed income securities could lose money. In addition, an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
●
U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
●
Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of an Underlying Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
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Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of an Underlying Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause an Underlying Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund.
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●
Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
●
Active Management. Despite strategies designed to achieve the Fund’s and/or an Underlying Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and/or Underlying Funds and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Underlying Funds. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Underlying Funds may underperform. The securities, baskets of securities or instruments selected for an Underlying Fund’s portfolio may not perform as RIM or the Underlying Fund's money managers expect and security or instrument selection risk may cause the Underlying Funds to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess an Underlying Fund’s portfolio characteristics and it is possible that its judgments regarding an Underlying Fund’s exposures may be incorrect. In addition, actions taken to manage Underlying Fund exposures, including risk, may be ineffective and/or cause the Underlying Fund to underperform.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to an Underlying Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause an Underlying Fund to underperform other funds with similar investment objectives and strategies.
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Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
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Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Underlying Fund exposures, may cause an Underlying Fund's returns to be lower than if an Underlying Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of an Underlying Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
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Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
●
Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
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●
Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment in the distressed securities.
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Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
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Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
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Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
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Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
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Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
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Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
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Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
●
Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by an Underlying Fund declines below the repurchase price.
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Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
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Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of an Underlying Fund as well as to the expenses and risks of the underlying investment companies.
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Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
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Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
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●
Natural Resources Risk. An Underlying Fund's investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
●
Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that an Underlying Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
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Financial Services Sector Risk. Certain Underlying Funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Underlying Fund’s investments more than if the Underlying Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
●
Information Technology Sector Risk. To the extent that an Underlying Fund invests significantly in the information technology sector, an Underlying Fund will be sensitive to changes in, and an Underlying Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
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Puts, Stand-by Commitments and Demand Notes. The ability of an Underlying Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and an Underlying Fund may lose money.
●
Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to an Underlying Fund will decrease the Underlying Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of an Underlying Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to an Underlying Fund each year by the MLPs will not be known until the Underlying Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
●
Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
●
Short Positions Risk. An Underlying Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. Short positions may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short positions have the potential for unlimited loss.
●
Volatility Strategies Risk. Volatility strategies depend on mispricings based upon market-anticipated volatility and realized volatility of an underlying asset. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
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●
Asset Allocation. Neither an Underlying Fund nor RIM can offer any assurance that the asset allocation of an Underlying Fund will achieve the Underlying Fund’s investment objective. Nor can an Underlying Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect.  Asset allocation decisions might also result in an Underlying Fund having more exposure to asset classes, countries or regions, or industries or groups of industries that underperform.
●
Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
●
Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
●
Impact of Large Redemptions (Including Possible Fund Liquidation). The Underlying Funds may be used as investments by certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in an Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher Underlying Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in an Underlying Fund’s portfolio. As a result, large redemption activity could adversely affect an Underlying Fund’s ability to conduct its investment program which, in turn, could adversely impact an Underlying Fund's and/or the Fund’s performance or may result in an Underlying Fund and/or the Fund no longer remaining at an economically viable size, in which case an Underlying Fund and/or the Fund may cease operations.
●
Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
High Portfolio Turnover Risk. Certain Underlying Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
●
Non-Discretionary Implementation Risk. With respect to the portion of an Underlying Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause an Underlying Fund's return to be lower than if the Underlying Fund employed discretionary money managers with respect to that portion of its portfolio.
●
Cyber Security and Other Operational Risks. An investment in an Underlying Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect an Underlying Fund’s ability to conduct business. While the Underlying Funds seek to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to an Underlying Fund. In addition, the Underlying Funds may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. An Underlying Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIM currently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIM fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.
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Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. Beginning September 25, 2025, the Balanced Strategy Linked Composite Index represents the returns of a composite index comprised of 38% Russell 3000® Index, 20% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 31% Bloomberg U.S. Aggregate Bond Index and 8% ICE BofA US High Yield Index. This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund. RIM assesses the Fund’s performance relative to its secondary benchmark. For information regarding the composition of the Balanced Strategy Linked Composite Index prior to September 25, 2025, see the Performance Notes section in the Fund's Prospectus.
After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

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Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	8.36%	5.34%	5.67%
Return Before Taxes, Class C	14.13%	5.78%	5.50%
Return Before Taxes, Class M	15.26%	6.76%	6.46%
Return Before Taxes, Class R1	15.27%	6.81%	6.52%
Return Before Taxes, Class R5	14.63%	6.28%	5.99%
Return Before Taxes, Class S	15.26%	6.76%	6.46%
Return After Taxes on Distributions, Class S	12.98%	5.13%	4.92%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	9.98%	4.94%	4.73%
MSCI ACWI Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%
Balanced Strategy Linked Composite Index (reflects no deduction for fees, expenses or taxes)	15.94%	7.01%	8.31%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
RIM is the investment adviser of the Fund and the Underlying Funds.
Portfolio Managers
Samuel Pittman, Managing Director, Head of Strategic Asset Allocation, and Amneet Singh, Director, Asset Allocation Strategy, have primary responsibility for the management of the Fund. Mr. Pittman and Mr. Singh have managed the Fund since September 2023.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 48.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 48.
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Taxes, please see Taxes on page 48.
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Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 48.

Aggressive Strategy Fund
Investment Objective

The Fund seeks to provide high long term capital appreciation, and as a secondary objective, current income.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and the More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts, beginning on pages 99, 102 and 130,
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respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 20, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R1, R5, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R1	R5	S
Advisory Fee	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class R5 Shares)	0.25%	0.75%	None	None	0.50%	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.29%	0.54%	0.29%	0.29%	0.29%	0.29%
Acquired (Underlying) Fund Fees and Expenses	0.68%	0.68%	0.68%	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	1.39%	2.14%	1.14%	1.14%	1.64%	1.14%
Less Fee Waivers and Expense Reimbursements	(0.13)%	(0.13)%	(0.23)%	(0.18)%	(0.18)%	(0.13)%
Net Annual Fund Operating Expenses	1.26%	2.01%	0.91%	0.96%	1.46%	1.01%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive 0.13% of its advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.05% of its transfer agency fees for Class R1 and Class R5 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests. The Fund’s proportionate share of these expenses is reflected under “Acquired Fund Fees and Expenses.”
“Other Expenses” for Class M Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R1	R5	S
1 Year	$696	$204	$93	$98	$149	$103
3 Years	$978	$657	$339	$344	$500	$349
5 Years	$1,280	$1,137	$605	$610	$875	$615
10 Years	$2,137	$2,462	$1,366	$1,370	$1,929	$1,374
Portfolio Turnover
The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their
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portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, intends the Fund’s strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic asset allocation as of March 1, 2026 is 72.5% to equity, 14.5% to fixed income, 8% to multi-asset and 5% to alternative asset classes. As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds. The Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Underlying Funds are managed directly by RIM, the Fund's investment adviser. For all other Underlying Funds, RIM employs a multi-manager approach whereby most assets of the Underlying Funds are allocated to the strategies of different unaffiliated money managers. RIM considers this Fund to be an “aggressive” fund due to its investment objective and asset allocation to equity and alternative Underlying Funds.
RIM evaluates the Fund’s target strategic asset allocation on a periodic basis relative to peer allocations, current market conditions, RIM’s capital markets forecasts and RIM’s desired asset class exposures. Based on these considerations, RIM may change (i) the Fund’s target strategic asset allocation by up to +/- 5% at the equity, fixed income, multi-asset or alternative asset class level and (ii) the Underlying Funds in which the Fund invests. The Fund’s actual asset allocation may vary from the target strategic asset allocation at any point in time due to market movements and/or the implementation over a period of time of a change to the Fund’s target strategic asset allocation. The Fund’s target strategic asset allocation and the Underlying Funds in which the Fund may invest may be changed without shareholder notice or approval.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
●
Investing in Affiliated Underlying Funds. The assets of the Fund are invested in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIM is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
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Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will achieve the Fund’s investment objective. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.
●
Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may
30

cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds, which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds.
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Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.
●
Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that an Underlying Fund’s investments in fixed income securities could lose money. In addition, an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
●
Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
●
U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.
●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
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Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
●
Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
●
Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of an Underlying Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
●
Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell.
31

The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of an Underlying Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
●
Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause an Underlying Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
●
Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund.
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Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
●
Active Management. Despite strategies designed to achieve the Fund’s and/or an Underlying Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and/or Underlying Funds and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Underlying Funds. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Underlying Funds may underperform. The securities, baskets of securities or instruments selected for an Underlying Fund’s portfolio may not perform as RIM or the Underlying Fund's money managers expect and security or instrument selection risk may cause the Underlying Funds to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess an Underlying Fund’s portfolio characteristics and it is possible that its judgments regarding an Underlying Fund’s exposures may be incorrect. In addition, actions taken to manage Underlying Fund exposures, including risk, may be ineffective and/or cause the Underlying Fund to underperform.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to an Underlying Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause an Underlying Fund to underperform other funds with similar investment objectives and strategies.
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Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
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Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Underlying Fund exposures, may cause an Underlying Fund's returns to be lower than if an Underlying Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of an Underlying Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
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●
Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
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Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
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Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment in the distressed securities.
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Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
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Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
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Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
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Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
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Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
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Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
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Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
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Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by an Underlying Fund declines below the repurchase price.
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Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
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Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of an Underlying Fund as well as to the expenses and risks of the underlying investment companies.
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Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
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●
Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
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Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
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Natural Resources Risk. An Underlying Fund's investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
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Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that an Underlying Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
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Financial Services Sector Risk. Certain Underlying Funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Underlying Fund’s investments more than if the Underlying Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
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Information Technology Sector Risk. To the extent that an Underlying Fund invests significantly in the information technology sector, an Underlying Fund will be sensitive to changes in, and an Underlying Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
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Puts, Stand-by Commitments and Demand Notes. The ability of an Underlying Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and an Underlying Fund may lose money.
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Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to an Underlying Fund will decrease the Underlying Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of an Underlying Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to an Underlying Fund each year by the MLPs will not be known until the Underlying Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
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●
Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
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Short Positions Risk. An Underlying Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. Short positions may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short positions have the potential for unlimited loss.
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Volatility Strategies Risk. Volatility strategies depend on mispricings based upon market-anticipated volatility and realized volatility of an underlying asset. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
●
Asset Allocation. Neither an Underlying Fund nor RIM can offer any assurance that the asset allocation of an Underlying Fund will achieve the Underlying Fund’s investment objective. Nor can an Underlying Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect.  Asset allocation decisions might also result in an Underlying Fund having more exposure to asset classes, countries or regions, or industries or groups of industries that underperform.
●
Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Impact of Large Redemptions (Including Possible Fund Liquidation). The Underlying Funds may be used as investments by certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in an Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher Underlying Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in an Underlying Fund’s portfolio. As a result, large redemption activity could adversely affect an Underlying Fund’s ability to conduct its investment program which, in turn, could adversely impact an Underlying Fund's and/or the Fund’s performance or may result in an Underlying Fund and/or the Fund no longer remaining at an economically viable size, in which case an Underlying Fund and/or the Fund may cease operations.
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Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
●
High Portfolio Turnover Risk. Certain Underlying Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
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Non-Discretionary Implementation Risk. With respect to the portion of an Underlying Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause an Underlying Fund's return to be lower than if the Underlying Fund employed discretionary money managers with respect to that portion of its portfolio.
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Cyber Security and Other Operational Risks. An investment in an Underlying Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect an Underlying Fund’s ability to conduct
35

business. While the Underlying Funds seek to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to an Underlying Fund. In addition, the Underlying Funds may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. An Underlying Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIM currently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIM fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. Beginning September 25, 2025, the Aggressive Strategy Linked Composite Index represents the returns of a composite index comprised of 50% Russell 3000® Index, 27% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 15% Bloomberg U.S. Aggregate Bond Index and 4% ICE BofA US High Yield Index. This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark. For information regarding the composition of the Aggressive Strategy Linked Composite Index prior to September 25, 2025, see the Performance Notes section in the Fund's Prospectus.
After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
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Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	10.91%	7.49%	7.33%
Return Before Taxes, Class C	16.73%	7.95%	7.16%
Return Before Taxes, Class M	17.99%	9.04%	8.24%
Return Before Taxes, Class R1	17.99%	9.09%	8.29%
Return Before Taxes, Class R5	17.40%	8.53%	7.76%
Return Before Taxes, Class S	17.99%	9.04%	8.24%
Return After Taxes on Distributions, Class S	14.76%	7.08%	6.57%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	12.49%	6.73%	6.23%
MSCI ACWI Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%
Aggressive Strategy Linked Composite Index (reflects no deduction for fees, expenses or taxes)	18.81%	9.14%	10.06%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Management

Investment Adviser
RIM is the investment adviser of the Fund and the Underlying Funds.
Portfolio Managers
Samuel Pittman, Managing Director, Head of Strategic Asset Allocation, and Amneet Singh, Director, Asset Allocation Strategy, have primary responsibility for the management of the Fund. Mr. Pittman and Mr. Singh have managed the Fund since September 2023.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 48.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 48.
●
Taxes, please see Taxes on page 48.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 48.
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Equity Aggressive Strategy Fund
Investment Objective

The Fund seeks to provide high long term capital appreciation.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investment Company Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and the More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts, beginning on pages 99, 102 and 130, respectively of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 20, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, M, R1, R5, S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
*
The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	M	R1	R5	S
Advisory Fee	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class R5 Shares)	0.25%	0.75%	None	None	0.50%	None
Other Expenses (including shareholder services fees of 0.25% for Class C Shares)	0.32%	0.57%	0.32%	0.32%	0.32%	0.32%
Acquired (Underlying) Fund Fees and Expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.44%	2.19%	1.19%	1.19%	1.69%	1.19%
Less Fee Waivers and Expense Reimbursements	(0.16)%	(0.16)%	(0.26)%	(0.24)%	(0.24)%	(0.16)%
Net Annual Fund Operating Expenses	1.28%	2.03%	0.93%	0.95%	1.45%	1.03%
#
Until February 28, 2027, Russell Investment Management, LLC has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.13% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, infrequent and/or unusual expenses (including litigation expense), or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Until February 28, 2027, Russell Investments Fund Services, LLC has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.08% of its transfer agency fees for Class R1 and Class R5 Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests. The Fund’s proportionate share of these expenses is reflected under “Acquired Fund Fees and Expenses.”
“Other Expenses” for Class M Shares are based on estimated amounts for the current fiscal year as this Share Class did not have any assets during the most recent fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
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The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	M	R1	R5	S
1 Year	$698	$206	$95	$97	$148	$105
3 Years	$990	$670	$352	$354	$509	$362
5 Years	$1,302	$1,160	$629	$631	$895	$639
10 Years	$2,187	$2,511	$1,420	$1,422	$1,978	$1,429
Portfolio Turnover
The Fund pays no transaction costs or commissions when it buys and sells Shares of the Underlying Funds. The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Underlying Funds’ performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio. Portfolio turnover rates for the Underlying Funds are available in the Prospectus for the Underlying Funds.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund is a “fund of funds,” which seeks to achieve its objective by investing in a combination of several other Russell Investment Company (“RIC”) funds (the “Underlying Funds”). Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, intends the Fund’s strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Fund invests. The Fund’s approximate target strategic asset allocation as of March 1, 2026 is 81.5% to equity, 6% to fixed income, 7% to multi-asset and 5.5% to alternative asset classes.  As a result of its investments in the Underlying Funds, the Fund indirectly invests principally in U.S. and non-U.S. equity and fixed income securities and derivatives. Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds. The Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Underlying Funds are managed directly by RIM, the Fund's investment adviser. For all other Underlying Funds, RIM employs a multi-manager approach whereby most assets of the Underlying Funds are allocated to the strategies of different unaffiliated money managers. RIM considers this Fund to be an “equity aggressive” fund due to its investment objective and asset allocation to equity and alternative Underlying Funds.
RIM evaluates the Fund’s target strategic asset allocation on a periodic basis relative to peer allocations, current market conditions, RIM’s capital markets forecasts and RIM’s desired asset class exposures. Based on these considerations, RIM may change (i) the Fund’s target strategic asset allocation by up to +/- 5% at the equity, fixed income, multi-asset or alternative asset class level and (ii) the Underlying Funds in which the Fund invests. The Fund’s actual asset allocation may vary from the target strategic asset allocation at any point in time due to market movements and/or the implementation over a period of time of a change to the Fund’s target strategic asset allocation. The Fund’s target strategic asset allocation and the Underlying Funds in which the Fund may invest may be changed without shareholder notice or approval.
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in shares of equity Underlying Funds. For purposes of this policy, the Fund considers an equity Underlying Fund to be an Underlying Fund that invests, under normal circumstances, at least 80% of the value of its net assets in equity securities. The Fund expects the alternative Underlying Funds to be equity Underlying Funds for purposes of assessing compliance with this policy as they invest predominately in equity securities.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.
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Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
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Investing in Affiliated Underlying Funds. The assets of the Fund are invested in Shares of the Underlying Funds, and the investment performance of the Fund is directly related to the investment performance of the Underlying Funds in which it invests. RIM is the investment adviser for both the Fund and the Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the Underlying Funds.
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Asset Allocation. Neither the Fund nor RIM can offer any assurance that the asset allocation of the Fund will achieve the Fund’s investment objective. Nor can the Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect.  Asset allocation decisions might also result in the Fund having more exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform.
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Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following are the principal risks associated with investing in the Underlying Funds, which are also principal risks of investing in the Fund as a result of its investment in the Underlying Funds.
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Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks and the relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value.
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Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. Volatility in interest rates and in fixed income markets may increase the risk that an Underlying Fund’s investments in fixed income securities could lose money. In addition, an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Fixed income securities may be downgraded in credit rating or go into default.
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Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
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U.S. and Non-U.S.  Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.
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●
Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.
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Non-Investment Grade Debt Securities (“High Yield” or “Junk Bonds”). Non-investment grade debt securities involve higher volatility and higher risk of default than investment grade bonds.
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Non-U.S. and Emerging Markets Debt. The value of an investment in non-U.S. and emerging markets debt may be affected by political, economic or social conditions or foreign currency exchange rates. Prices of emerging markets debt can be severely affected not only by rising interest rates and adverse currency fluctuations, but also by the deterioration of credit quality or default by the issuer. Non-U.S. and emerging markets debt may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
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Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of an Underlying Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
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Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of an Underlying Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund’s portfolio instruments or achieving an Underlying Fund’s objective.
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Illiquid Investments. An illiquid or less liquid investment may be difficult to sell quickly and at a fair price, which could cause an Underlying Fund to realize a loss on the investment if it was sold at a lower price than that at which it had been valued.
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Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund.
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Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
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Active Management. Despite strategies designed to achieve the Fund’s and/or an Underlying Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and/or Underlying Funds and you could lose money. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Underlying Funds. If the quantitative inputs are not predictive or qualitative assessments are incorrect, the Underlying Funds may underperform. The securities, baskets of securities or instruments selected for an Underlying Fund’s portfolio may not perform as RIM or the Underlying Fund's money managers expect and security or instrument selection risk may cause the Underlying Funds to underperform relative to other funds with similar investment objectives and strategies. Exposure tilts may be ineffective and RIM’s judgments regarding perceived market risks and opportunities may be incorrect. There is no guarantee that RIM will effectively assess an Underlying Fund’s portfolio characteristics and it is possible that its judgments regarding an Underlying Fund’s exposures may be incorrect. In addition, actions taken to manage Underlying Fund exposures, including risk, may be ineffective and/or cause the Underlying Fund to underperform.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to an Underlying Fund’s exposures.
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Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause an Underlying Fund to underperform other funds with similar investment objectives and strategies.
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Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
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Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Underlying Fund exposures, may cause an Underlying Fund's returns to be lower than if an Underlying Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of an Underlying Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
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Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
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Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Mortgage-Backed Securities. Mortgage-backed securities may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value.
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Distressed Securities. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment in the distressed securities.
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Asset-Backed Securities. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.
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Asset-Backed Commercial Paper. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.
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Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received. The highly leveraged nature of many such loans, including bank loans, and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Investments in bank loans are typically subject to the risks of floating rate securities.
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Bank Obligations. The banking industry may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. The banking industry may also be impacted by legal and regulatory developments.
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●
Variable and Floating Rate Securities Risk. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
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Money Market Securities (Including Commercial Paper). Prices of money market securities generally rise and fall in response to interest rate changes.
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Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.
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Reverse Repurchase Agreements. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by an Underlying Fund declines below the repurchase price.
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Yankee Bonds and Yankee CDs. Issuers of Yankee Bonds and Yankee CDs are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.
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Securities of Other Investment Companies. Investments in other investment companies expose shareholders to the expenses and risks associated with the investments of an Underlying Fund as well as to the expenses and risks of the underlying investment companies.
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Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
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Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
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Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
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Natural Resources Risk. An Underlying Fund's investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
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Convertible Securities. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances, and therefore are subject to the risk that an Underlying Fund could experience a reduced income rate and a worsened standing in the case of an issuer’s insolvency.
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Financial Services Sector Risk. Certain Underlying Funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Underlying Fund’s investments more than if the Underlying Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
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Information Technology Sector Risk. To the extent that an Underlying Fund invests significantly in the information technology sector, an Underlying Fund will be sensitive to changes in, and an Underlying Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Companies in the
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information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
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Puts, Stand-by Commitments and Demand Notes. The ability of an Underlying Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and an Underlying Fund may lose money.
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Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to an Underlying Fund will decrease the Underlying Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of an Underlying Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to an Underlying Fund each year by the MLPs will not be known until the Underlying Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
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Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.
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Short Positions Risk. An Underlying Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. Short positions may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short positions have the potential for unlimited loss.
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Volatility Strategies Risk. Volatility strategies depend on mispricings based upon market-anticipated volatility and realized volatility of an underlying asset. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
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Asset Allocation. Neither an Underlying Fund nor RIM can offer any assurance that the asset allocation of an Underlying Fund will achieve the Underlying Fund’s investment objective. Nor can an Underlying Fund or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect.  Asset allocation decisions might also result in an Underlying Fund having more exposure to asset classes, countries or regions, or industries or groups of industries that underperform.
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Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Impact of Large Redemptions (Including Possible Fund Liquidation). The Underlying Funds may be used as investments by certain funds of funds and in asset allocation programs and may have a large percentage of their Shares owned by such funds or held in such programs. Large redemption activity could result in an Underlying Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large
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redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher Underlying Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in an Underlying Fund’s portfolio. As a result, large redemption activity could adversely affect an Underlying Fund’s ability to conduct its investment program which, in turn, could adversely impact an Underlying Fund's and/or the Fund’s performance or may result in an Underlying Fund and/or the Fund no longer remaining at an economically viable size, in which case an Underlying Fund and/or the Fund may cease operations.
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Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
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High Portfolio Turnover Risk. Certain Underlying Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.
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Non-Discretionary Implementation Risk. With respect to the portion of an Underlying Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause an Underlying Fund's return to be lower than if the Underlying Fund employed discretionary money managers with respect to that portion of its portfolio.
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Cyber Security and Other Operational Risks. An investment in an Underlying Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect an Underlying Fund’s ability to conduct business. While the Underlying Funds seek to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to an Underlying Fund. In addition, the Underlying Funds may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. An Underlying Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The officers and Trustees of the Fund currently serve as officers and Trustees of the Underlying Funds. RIM currently serves as investment manager of the Fund and Underlying Funds. Therefore, conflicts may arise as those persons and RIM fulfill their fiduciary responsibilities to the Fund and to the Underlying Funds.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies over a ten year period. The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the Class S returns shown in the bar chart, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark. Beginning September 25, 2025, the Equity Aggressive Strategy Linked Composite Index represents the returns of a composite index comprised of 56% Russell 3000® Index, 30% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 7% Bloomberg U.S. Aggregate Bond Index and 2% ICE BofA US High Yield Index. This benchmark provides a means to compare the Fund's average annual returns to a benchmark that RIM believes is
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representative of the investment strategies pursued by the Fund.  RIM assesses the Fund’s performance relative to its secondary benchmark.  For information regarding the composition of the Equity Aggressive Strategy Linked Composite prior to September 25, 2025, see the Performance Notes section in the Fund's Prospectus.
After-tax returns are shown for only one Class. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.
Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at https://russellinvestments.com.
Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Return Before Taxes, Class A	12.04%	8.61%	8.04%
Return Before Taxes, Class C	18.00%	9.07%	7.87%
Return Before Taxes, Class M	19.15%	10.18%	8.96%
Return Before Taxes, Class R1	19.26%	10.25%	9.04%
Return Before Taxes, Class R5	18.66%	9.70%	8.49%
Return Before Taxes, Class S	19.15%	10.18%	8.96%
Return After Taxes on Distributions, Class S	16.33%	8.95%	7.95%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	13.09%	7.97%	7.13%
MSCI ACWI Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees, expenses or taxes)	22.34%	11.19%	11.72%
Equity Aggressive Strategy Linked Composite Index (reflects no deduction for fees, expenses or taxes)	20.29%	10.37%	11.27%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
RIM is the investment adviser of the Fund and the Underlying Funds.
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Portfolio Managers
Samuel Pittman, Managing Director, Head of Strategic Asset Allocation, and Amneet Singh, Director, Asset Allocation Strategy, have primary responsibility for the management of the Fund. Mr. Pittman and Mr. Singh have managed the Fund since September 2023.
Additional Information

For important information about:
●
Purchase of Fund Shares, please see How to Purchase Shares on page 48.
●
Redemption of Fund Shares, please see How to Redeem Shares on page 48.
●
Taxes, please see Taxes on page 48.
●
Financial Intermediary Compensation, please see Payments to Broker-Dealers and Other Financial Intermediaries on page 48.
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Additional Information
How to Purchase Shares
Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”), unless you are eligible to participate in a Russell Investments employee investment program. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.
How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Funds, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.
For more information about payments to broker-dealers and other Financial Intermediaries, please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.
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MANAGEMENT OF THE Funds and Underlying Funds
The Funds’ and Underlying Funds' investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, Washington 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) indirectly hold a significant minority ownership interest in RIM and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees, which may include an officer of Russell Investment Company (the “Trust”), and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.
The RIC funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”) that have been selected by RIM or Russell Investments Financial Services, LLC (the “Distributor”). Most RIC Funds are designed to be used within multi-asset portfolios. Each Fund offers investors the opportunity to invest in a diversified mutual fund investment allocation program and is designed to provide exposure to RIM's multi-asset investment method utilizing RIM's money manager research services. Multi-asset investing is the process of gaining exposure to a globally diverse mix of asset classes and styles and to combine traditional securities, such as equities and bonds, with non-traditional approaches, such as alternative investments. RIM's multi-asset approach combines diversification, research and selection of unaffiliated money managers and dynamic portfolio management.  RIM uses its core capabilities (capital markets insights, manager research, asset allocation, portfolio implementation and factor exposures) to manage the Underlying Funds by combining various money managers and/or strategies into a single Underlying Fund.
The assets of the Underlying Funds other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds are invested using a “multi-style, multi-manager diversification” technique. Unlike most investment companies that have a single organization that acts as investment adviser, these Underlying Funds divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM. RIM’s money manager research services include evaluating and recommending professional investment advisory and management organizations (“money managers”) to make specific portfolio investments or recommendations for each asset class, according to designated investment objectives, styles and strategies.
Each Fund may have a greater potential than most mutual funds for diversification among investment styles and money managers since it invests in shares of several Underlying Funds. Each Fund was created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds.  The assets of the Funds are invested in shares of the Underlying Funds. All assets of the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds are managed directly by RIM. For all other Underlying Funds, subject to the approval of the Underlying Funds' Board of Trustees, RIM selects, oversees and evaluates the performance results of the Underlying Funds' money managers and allocates Underlying Fund assets among itself and multiple money manager investment strategies. RIM may change an Underlying Fund’s asset allocation at any time, including not allocating Underlying Fund assets to one or more money manager strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Underlying Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for an Underlying Fund or (3) both a discretionary and non-discretionary assignment. RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations. RIM manages Underlying Fund assets not allocated to money manager strategies. RIM also manages the portion of Underlying Fund assets for which an Underlying Fund’s non-discretionary money managers provide model portfolios to RIM and each Underlying Fund’s cash balances. RIM may also manage portions of an Underlying Fund during transitions between money managers.
The Funds' and Underlying Funds' administrator and transfer agent is Russell Investments Fund Services, LLC (“RIFUS”), a wholly-owned subsidiary of RIM. RIFUS, in its capacity as the Funds’ and Underlying Funds' administrator, provides or oversees the provision of all administrative services for the Funds and Underlying Funds. The
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Funds’ and Underlying Funds' custodian, State Street Bank and Trust Company (“State Street”), maintains custody of the Funds’ and Underlying Funds' assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Funds and Underlying Funds invest. RIFUS, in its capacity as the Funds’ and Underlying Funds' transfer agent, is responsible for maintaining the Funds’ and Underlying Funds' shareholder records and carrying out shareholder transactions. As described above, each Fund and Underlying Fund conducts its business through a number of service providers who act on its behalf. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.
RIM's employees who have primary responsibility for the management of the Funds (the “RIM Managers”) are:
●
Samuel Pittman, Managing Director, Head of Strategic Asset Allocation since September 2025. Mr. Pittman was Co-Head of Strategic Asset Allocation from May 2019 to September 2025. Mr. Pittman shares primary responsibility for the management of the Conservative Strategy, Moderate Strategy, Balanced Strategy, Aggressive Strategy and Equity Aggressive Strategy Funds with Mr. Singh.
●
Amneet Singh, Director, Asset Allocation Strategy since March 2024. Mr. Singh was a Senior Asset Allocation Strategist from March 2021 to February 2024. Mr. Singh shares primary responsibility for the management of the Conservative Strategy, Moderate Strategy, Balanced Strategy, Aggressive Strategy and Equity Aggressive Strategy Funds with Mr. Pittman.
Please see the Funds’ Statement of Additional Information (“SAI”) for additional information about the RIM Managers' compensation, other accounts managed by the RIM Managers and the RIM Managers' ownership of securities in the Funds.
In the last fiscal year, the aggregate annual rate of advisory fees paid to RIM as a percentage of daily net assets of each Fund was: Conservative Strategy Fund, 0.00%; Moderate Strategy Fund, 0.00%; Balanced Strategy Fund, 0.11%; Aggressive Strategy Fund, 0.04%; and Equity Aggressive Strategy Fund, 0.01%. In addition, the Funds paid indirectly a proportionate share of operating expenses of the Underlying Funds, including the advisory fees paid to RIM by the Underlying Funds in which the Funds invest.
In the last fiscal year, the aggregate annual rate of advisory fees paid to RIM as a percentage of average daily net assets of each Underlying Fund was: Multifactor U.S. Equity Fund, 0.30%; U.S. Strategic Equity Fund, 0.47%; U.S. Small Cap Equity Fund, 0.70%; Multifactor International Equity Fund, 0.37%; Global Equity Fund, 0.68%; Emerging Markets Fund, 0.83%; Opportunistic Credit Fund, 0.49%; Long Duration Bond Fund, 0.15%; Strategic Bond Fund, 0.32%; Investment Grade Bond Fund, 0.24%; Short Duration Bond Fund, 0.29%; Global Infrastructure Fund, 0.66%; Global Real Estate Securities Fund, 0.72%; Multi-Strategy Income Fund, 0.36%; and Multi-Asset Strategy Fund, 0.54%.
Each Underlying Fund invests its cash in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund. RIFUS charges a 0.05% administrative fee to the unregistered fund.
A discussion regarding the basis for approval by the Board of Trustees (the “Board” or the “Trustees”) of the investment advisory contract between RIM and the Funds is available in the Funds’ annual financial statements and other information in Form N-CSR covering the period ended October 31, 2025.
The Trustees are responsible for generally overseeing management and operations of the business and affairs of the Funds and do not manage operations on a day-to-day basis. The Trustees and officers of the Trust may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of a Fund and: (i) the Trust; (ii) a Fund; (iii) a service provider to the Trust or a Fund; and/or (iv) the Trustees or officers of the Trust.
The Trustees, on behalf of the Trust, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such agreements.
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THE MONEY MANAGERS for the Underlying Funds
RIM allocates most of each Underlying Fund's assets (except for the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds) among multiple money manager investment strategies. RIM, as the Underlying Funds' adviser, may change an Underlying Fund's asset allocation at any time, including not allocating Underlying Fund assets to one or more money manager strategies. Money managers are unaffiliated with RIM and are listed under “Money Manager Information” at the end of this Prospectus.
A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Underlying Fund assets to manage directly, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for an Underlying Fund or (3) both a discretionary and non-discretionary assignment. Assets not allocated to discretionary money managers are managed by RIM.
Each discretionary money manager has discretion to select, purchase and sell portfolio securities for its segment of an Underlying Fund's assets. Each non-discretionary money manager provides RIM with a model portfolio, based upon which RIM purchases and sells securities for an Underlying Fund. RIM provides each money manager with specific investment guidelines based on an Underlying Fund's investment program and RIM’s assessment of the money manager’s expertise and investment style whereby RIM attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although, under the Underlying Funds' multi-manager structure, RIM is responsible for oversight of the services provided by the Underlying Funds' money managers and for providing reports to the Board regarding the money managers’ activities, the Board, the officers, RIM and Russell Investments do not evaluate the investment merits of a money manager’s individual security selections.
The Underlying Funds received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits RIM to engage or terminate a money manager at any time, subject to approval by the Underlying Funds' Board, without a shareholder vote. Each Underlying Fund other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds operates pursuant to the exemptive order.   An Underlying Fund is required to notify its shareholders within 90 days after a money manager begins providing services. Each Underlying Fund selects money managers based upon the research and recommendations of RIM. RIM evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.
The Underlying Funds also rely on a separate exemptive order that the Underlying Funds have obtained from the SEC, stating that the Underlying Funds' Board may approve a new money manager contract or a material amendment to an existing money manager contract at a meeting that is not in person, provided that the Underlying Funds' Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.
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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES OF THE FUNDS
Each of the following Funds has a non-fundamental investment objective. This means that each Fund’s investment objective may be changed by the Board of a Fund without shareholder approval. If a Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice. The Board may, if it deems appropriate to do so, authorize the liquidation or merger of a Fund without shareholder approval in circumstances where shareholder approval is not otherwise required by the Investment Company Act of 1940, as amended (the “1940 Act”). Unless Fund Shares are held in a tax-deferred account, liquidation or merger may result in a taxable event for shareholders of the liquidated Fund.
Each of the Funds is a “fund of funds” which seeks to achieve its objective by investing in a set combination of several other RIC Funds.
Investment Objective
Conservative Strategy Fund	seeks to provide current income and capital preservation, and as a secondary objective, long term capital appreciation.
Moderate Strategy Fund	seeks to provide current income and moderate long term capital appreciation.
Balanced Strategy Fund	seeks to provide above average long term capital appreciation and a moderate level of current income.
Aggressive Strategy Fund	seeks to provide high long term capital appreciation, and as a secondary objective, current income.
Equity Aggressive Strategy Fund	seeks to provide high long term capital appreciation.
Principal Investment Strategies
Each of the Funds is a “fund of funds,” and diversifies its assets by investing in Shares of several other RIC Funds (the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of Underlying Funds. The following table shows each Fund’s target strategic asset allocation to equity, fixed income, multi-asset and alternative asset classes as of March 1, 2026. The equity Underlying Funds in which the Funds may invest include the Multifactor U.S. Equity, U.S. Strategic Equity, U.S. Small Cap Equity, Multifactor International Equity, Global Equity and Emerging Markets Funds. The fixed income Underlying Funds in which the Funds may invest include the Opportunistic Credit, Long Duration Bond, Strategic Bond, Investment Grade Bond and Short Duration Bond Funds. The multi-asset Underlying Funds in which the Funds may invest include the Multi-Strategy Income and Multi-Asset Strategy Funds. The alternative Underlying Funds in which the Funds may invest include the Global Infrastructure and Global Real Estate Securities Funds. Each Fund intends its strategy of investing in combinations of equity, fixed income, multi-asset and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. You may invest directly in the Underlying Funds in which the Funds invest.
The following table shows the Funds’ approximate target strategic asset allocations to equity, fixed income, multi-asset and alternative asset classes as of March 1, 2026.
Asset Allocation*	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Aggressive Strategy Fund	Equity Aggressive Strategy Fund
Equity	14.5%	36%	55%	72.5%	81.5%
Fixed Income	75.5%	54%	33%	14.5%	6%
Multi-Asset	8%	8%	8%	8%	7%
Alternative#	2%	2%	4%	5%	5.5%
*
As described below, actual asset allocation may vary.
#
Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds.
RIM, the Funds’ investment adviser, evaluates the Funds’ target strategic asset allocations on a periodic basis relative to peer allocations, current market conditions, RIM’s capital markets forecasts and RIM’s desired asset class exposures.
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Based on these considerations, RIM may change (i) a Fund’s target strategic asset allocation by up to +/- 5% at the equity, fixed income, multi-asset or alternative asset class level and (ii) the Underlying Funds in which a Fund invests. A Fund’s actual asset allocation may vary from the target strategic asset allocation at any point in time due to market movements and/or the implementation over a period of time of a change to the Fund’s target strategic asset allocation. A Fund’s target strategic asset allocation and the Underlying Funds in which the Fund may invest may be changed without shareholder notice or approval.
In the future, the Funds may also invest in other RIC Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds. Information regarding a Fund’s allocations to the Underlying Funds is available to shareholders at https://russellinvestments.com and on a periodic basis through the Fund’s semiannual and annual reports and financial statements, filed with the SEC. As discussed in the SAI, each Fund’s portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is also publicly available on the SEC’s website at https://www.sec.gov.
The Equity Aggressive Strategy Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in shares of equity Underlying Funds. For purposes of this policy, the Fund considers an equity Underlying Fund to be an Underlying Fund that invests, under normal circumstances, at least 80% of the value of its net assets in equity securities. The Fund expects the alternative Underlying Funds to be equity Underlying Funds for purposes of assessing compliance with this policy as they invest predominately in equity securities. The Equity Aggressive Strategy Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Equity Aggressive Strategy Fund invests its assets.
On rare occasions, a Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, a Fund may not achieve its investment objective during such times. The Fund may take a defensive position by reducing the allocation to equity and/or alternative Underlying Funds or by increasing the allocation to fixed income Underlying Funds.
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INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES
of the Underlying Funds
The objective and principal strategies of each Underlying Fund are described in this section. The Funds currently intend to allocate assets to all or some of the Underlying Funds described below. Further information about the Underlying Funds is contained in the Prospectuses and the Statements of Additional Information of the Underlying Funds. Because each Fund invests in the Underlying Funds, investors in each Fund will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus for an Underlying Fund, contact RIC at 800-787-7354.
Each of the following Underlying Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of an Underlying Fund without shareholder approval. If an Underlying Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective.
RIM or the money managers may or may not use all of the securities and investment strategies listed below. This Prospectus does not describe all of the various types of securities and investment strategies that may be used by the Underlying Funds. The Underlying Funds may invest in other types of securities and use other investment strategies that are not described in this Prospectus. Such securities and investment strategies may subject the Underlying Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment strategies described in this Prospectus and about additional securities and non-principal investment strategies that may be used by the Underlying Funds.
Unless otherwise stated, all percentage and credit quality limitations on Underlying Fund investments listed in this Prospectus apply at the time of investment. There would be no violation of any of these limitations unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
For purposes of determining compliance with an Underlying Fund's 80% investment policy, to the extent that an Underlying Fund utilizes derivative instruments that provide investment exposure to investments included within the Underlying Fund’s 80% policy or to one or more market risk factors associated with such investments, the derivative instruments may be counted for purposes of the Underlying Fund’s 80% investment policy.
Multifactor U.S. Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund invests principally in common stocks of large and medium capitalization U.S. companies but may also invest in small capitalization U.S. companies. The Fund defines large and medium capitalization companies as  those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts.  In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
Russell Investment Management, LLC (“RIM”) seeks to achieve the Fund's investment objective by managing the Fund's overall exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry, sector, defensive or dynamic). The Fund’s exposures are monitored and analyzed relative to the Russell 1000® Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the Russell 1000® Index over the short, intermediate or long term. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. After RIM has determined the Fund's desired exposures, RIM identifies baskets of stocks and determines their weights within the Fund in order to reflect those desired exposures. These baskets
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are generally comprised of stocks included in the Russell 1000® Index but may include or be entirely comprised of stocks not included in the Russell 1000® Index. The baskets are derived from various indexes, quantitative tools and/or rules-based processes designed to achieve desired exposures.  RIM may also invest in index futures, index put or call options or exchange traded funds as a substitute for the purchase of stocks to achieve desired exposures, in pursuit of the Fund’s investment objective or for hedging purposes.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
U.S. Strategic Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund invests principally in common stocks of medium and large capitalization U.S. companies. The Fund defines large and medium capitalization companies as those companies represented by the Russell 1000® Index or with market capitalization within the capitalization range of the Russell 1000® Index. The Fund may employ long-short equity strategies pursuant to which it sells securities short. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts.  In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
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U.S. Small Cap Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in small capitalization equity securities economically tied to the U.S. The Fund invests principally in common stocks of small capitalization U.S. companies, some of which are also considered micro capitalization U.S. companies. The Fund defines small capitalization companies as those companies represented by the Russell 2000® Index or with market capitalization within the capitalization range of the Russell 2000® Index. The Fund may employ long-short equity strategies pursuant to which it sells securities short. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts.  In determining if a security is economically tied to the U.S., the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. The Fund employs discretionary and non-discretionary money managers. The Fund's discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund's non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Multifactor International Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in equity securities, including common stocks issued by companies economically tied to or located in developed market countries, other than the U.S. and in depositary receipts representing shares in such companies. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those
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companies represented by the MSCI World ex USA Index or with market capitalization within the capitalization range of the MSCI World ex USA Index. Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose values are based on common stocks, such as futures contracts.
Russell Investment Management, LLC (“RIM”) seeks to achieve the Fund’s investment objective by managing the Fund’s overall exposures (such as value, momentum, quality, capitalization size, lower volatility, growth, industry,  sector, region, defensive or dynamic). The Fund’s exposures are monitored and analyzed relative to the MSCI World ex USA Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the MSCI World ex USA Index over the short, intermediate or long term. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. After RIM has determined the Fund’s desired exposures, RIM identifies baskets of stocks and determines their weights within the Fund in order to reflect those desired exposures. These baskets are generally comprised of stocks included in the MSCI World ex USA Index but may include or be entirely comprised of stocks not included in the MSCI World ex USA Index. The baskets are derived from various indexes, quantitative tools and/or rules-based processes designed to achieve desired exposures. RIM may also invest in index futures, index put or call options, currency forwards or exchange traded funds as a substitute for the purchase of stocks to achieve desired exposures, in pursuit of the Fund’s investment objective or for hedging purposes. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Global Equity Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in equity securities, including common stocks and preferred stocks, of companies economically tied to a number of countries around the world, including the U.S., and in depositary receipts representing shares in such companies, in a globally diversified manner. A portion of the Fund’s securities are denominated in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI World Index or with market capitalization within the capitalization range of the MSCI World Index.The Fund may employ long-short strategies pursuant to which it gains exposure to a portfolio of long and short equity securities through derivative positions. The Fund may also purchase equity securities to implement its long-short strategies.  Equity securities in which the Fund invests include common stocks, preferred stocks, partnership interests, depositary receipts and equity-equivalent securities or instruments whose value is based on common stocks, such as futures contracts.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and dynamic) and multi-manager approach.
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RIM may change the Fund's asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund’s cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Emerging Markets Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in emerging market companies. The Fund principally invests in equity securities, including common stocks and preferred stocks, of companies economically tied to emerging market countries and in depositary receipts representing shares in such companies. These companies are referred to as “emerging market companies.” The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund invests in large, medium and small capitalization companies. A portion of the Fund’s net assets may be “illiquid” investments. In determining if a security is economically tied to an emerging market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
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The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may invest in other investment companies and pooled investment vehicles. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Global Infrastructure Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term growth of capital and current income.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in securities issued by companies that are engaged in the infrastructure business. A company is considered to be engaged in the infrastructure business if it is included in one of the following Global Industry Classification Standard (“GICS”) sub-industries: Airport Services, Cable & Satellite, Construction & Engineering, Data Center REITs, Electric Utilities, Environmental & Facilities Services, Gas Utilities, Health Care REITs, Highways & Railtracks, Independent Power Producers & Energy Traders, Industrial Conglomerates, Industrial REITs, Integrated Telecommunication Services, Internet Services & Infrastructure, Marine Ports & Services, Multi-Utilities, Oil & Gas Exploration & Production, Oil & Gas Storage & Transportation, Rail Transportation, Real Estate Development, Renewable Electricity, Telecom Tower REITs or Water Utilities. Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates. The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund may invest a significant portion of its assets in non-U.S. securities, including emerging markets securities. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund may invest in large, medium or small capitalization companies.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund’s cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may
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enter into spot and forward currency contracts to facilitate settlement of securities transactions. The Fund may invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Global Real Estate Securities Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide current income and long term capital growth.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in real estate securities. The Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”) economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund considers a company to be a real estate company if it is included in the Global Industry Classification Standard (“GICS”) real estate sector. The Fund invests principally in securities of companies, known as real estate investment trusts (“REITs”) and other REIT-like entities that own interests in real estate or real estate-related loans. The Fund may also invest in equity securities of other types of real estate-related companies, such as real estate operating companies. A portion of the Fund’s securities are denominated in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are located in emerging markets. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund’s cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain real estate securities or, in certain circumstances, broad global equity markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and swaps. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may enter into spot or forward currency contracts to facilitate settlement of securities transactions. The Fund may invest in large, medium or small capitalization companies. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Opportunistic Credit Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide total return.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in credit-related investments. Credit-related investments are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the holders the principal amount borrowed and generally to pay interest. The Fund considers credit-related investments to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund invests in various tactical global bond opportunities including high yield debt securities, emerging
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markets debt securities (including Brady Bonds), U.S. and non-U.S. corporate debt securities, Yankee Bonds (dollar denominated obligations issued in the U.S. by non-U.S. banks and corporations), fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities and zero coupon securities) or by non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality (including emerging markets sovereign debt) and investment grade securities.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in mortgage-backed and asset-backed securities. The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in developed and emerging markets debt securities. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The Fund may invest in synthetic foreign fixed income securities, which may be referred to as local access products and participation notes. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include total return swaps, index credit default swaps and to be announced (“TBA”) securities. The Fund may also purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund may invest in convertible securities, including contingent convertible securities. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Long Duration Bond Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide total return.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
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Russell Investment Management, LLC (“RIM”) seeks to achieve the Fund's investment objective by managing the Fund's overall exposures (such as duration, sector, industry, region, currency, credit quality, yield curve positioning or interest rates). The Fund’s exposures are monitored and analyzed relative to the ICE BofA 10-15 Year US Treasury Index and RIM tilts the Fund’s exposures by over or underweighting any of the portfolio’s characteristics relative to the ICE BofA 10-15 Year US Treasury Index over the short, intermediate or long term. RIM utilizes a variety of quantitative inputs and qualitative investment information and analysis in the management of the Fund to assess Fund characteristics and identify a portfolio which it believes will provide the desired exposures. After RIM has determined the Fund's desired exposures, RIM invests the Fund's assets in a variety of instruments, including securities of issuers in a variety of sectors of the fixed income market and fixed income currency derivatives, in order to reflect those desired exposures.  RIM may replicate indexes or may utilize techniques such as optimization and/or substitution of index constituents to seek to efficiently gain desired portfolio exposures.
The Fund invests principally in long duration bonds and defines long duration as durations greater than 9 years. The Fund has no restrictions on individual security duration. The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio. The Fund may invest in fixed income securities issued or guaranteed by the U.S. government or by any U.S. government agency or instrumentality, municipal debt obligations, U.S. corporate debt securities and Yankee Bonds (dollar denominated obligations issued in the U.S. or by non-U.S. banks and corporations). The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The Fund may invest in mortgage related securities, including mortgage-backed securities. A portion of the Fund’s net assets may be illiquid. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including tax-free and indexed commercial paper. The Fund may also invest in variable master demand notes and stand-by-commitments. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts, to be announced (“TBA”) securities and swaps. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Strategic Bond Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide total return.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
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The Fund may invest in mortgage related securities, including mortgage-backed securities. The Fund may also invest in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The duration of the Fund's portfolio will typically be within one year of the duration of the Bloomberg U.S. Aggregate Bond Index, but may vary up to two years from the Index's duration. The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts, to be announced (“TBA”) securities and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Investment Grade Bond Fund
Investment Objective (Fundamental)
The Fund seeks to provide current income and the preservation of capital.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investment grade bonds. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund considers “investment grade” to mean either that a nationally recognized statistical rating organization has rated the securities Baa3 or BBB- (or the equivalent) or better or the securities have been determined to be of comparable quality.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund may invest in mortgage related securities, including mortgage-backed securities. The Fund may also invest in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S.
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by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund will invest principally in securities of “investment grade” quality at the time of purchase. The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. The duration of the Fund's portfolio will typically be within one year of the duration of the Bloomberg U.S. Aggregate Bond Index, but may vary up to two years from the Index's duration. The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may purchase loans and other direct indebtedness. The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts, to be announced (“TBA”) securities and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Short Duration Bond Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.
Principal Investment Strategies
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. Bonds are fixed income and floating rate securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
RIM determines the Fund’s allocations to fixed income sectors, money manager strategies and RIM’s strategies based on RIM’s target strategic asset allocation, portfolio construction tools and Fund-level guidelines. The portfolio construction process involves an analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs to estimate optimal portfolio positioning.
The Fund invests principally in short duration bonds and defines short duration as a duration ranging from zero to three years. The Fund has no restrictions on individual security duration. The Fund has no restrictions on the maturity of securities in which it invests or on the maturity of its overall portfolio. The Fund may invest in mortgage related securities, including mortgage-backed securities. The Fund may also invest in (1) U.S. and non-U.S. corporate debt securities, (2) Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations), (3) fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality and (4) asset-backed securities. The Fund may invest in
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debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund may invest in currency futures and options on futures, forward currency contracts, currency swaps and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio. A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be non-U.S. dollar denominated. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund may enter into repurchase agreements. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund usually, but not always, exposes a portion of its cash to changes in interest rates or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include exchange traded fixed income futures contracts and swaps. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
Multi-Strategy Income Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide a high level of current income and, as a secondary objective, long-term capital growth.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by principally investing in a range of diversified income-producing investments. The Fund will typically pursue strategies and invest in instruments which have historically produced a significant portion of their total return from income. The Fund may invest in a broad range of instruments, markets and asset classes economically tied to U.S., non-U.S. and emerging markets countries. The Fund’s target strategic asset allocation is 40% to global equity or equity-related securities or instruments, including equity securities of real assets-related companies, and 60% global fixed income or fixed income-related securities or instruments, including high yield and emerging markets debt. However, the Fund is not required to allocate its investments in any set proportion and RIM will dynamically manage the Fund’s asset allocation based on market conditions generally by up to plus/minus 10% from the Fund’s target strategic asset allocations. The Fund’s equity investments may include equity securities of real assets-related companies, including real estate- and infrastructure-related companies. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. The Fund may also make investments for hedging purposes in order to address perceived misalignment between the Fund’s investment exposures and current or anticipated market conditions. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-asset, multi-manager approach. RIM may change the Fund’s asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies, and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances.
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The Fund may invest in equity securities of issuers of any market capitalization which are economically tied to U.S. and non-U.S. countries, including emerging markets countries. These securities may include common stocks, preferred stocks, stocks of real assets-related companies, rights, warrants, convertible securities and depositary receipts. The Fund’s investments in convertible securities may include contingent convertible securities. The Fund may invest in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may invest in infrastructure companies and master limited partnerships (“MLPs”).
The Fund may also invest in fixed income securities of any credit quality and maturity, including fixed income securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in “distressed” debt securities. The Fund may also invest in (1) U.S. and non-U.S. corporate fixed income securities, (2) fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) and by non-U.S. governments, or by their respective agencies and instrumentalities, (3) emerging markets debt securities, (4) mortgage-backed securities and (5) asset-backed securities. The Fund may also invest in variable and floating rate securities. The Fund may invest in demand notes. The Fund may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Fund may invest in currency futures and options on futures, forward currency contracts and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may enter into repurchase agreements and reverse repurchase agreements.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions.
The Fund may invest in other investment companies and pooled investment vehicles.
A portion of the Fund’s net assets may be “illiquid” investments.
The Fund may expose all or a portion of its cash to the performance of certain markets by purchasing equity securities, fixed income securities and/or derivatives, which typically include index futures contracts or exchange traded fixed income futures contracts.
Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund’s Prospectus for further information.
Multi-Asset Strategy Fund
Investment Objective (Non-Fundamental)
The Fund seeks to provide long term total return with lower volatility than equity markets.
Principal Investment Strategies
In an effort to provide equity-like total return over a market cycle while mitigating downside risk and volatility relative to equities, Russell Investment Management, LLC (“RIM”) allocates the Fund’s assets across a broad range of instruments, asset classes and strategies. To seek to achieve the Fund’s objective, RIM dynamically manages the Fund’s positioning based on RIM’s outlook on the business and economic cycle, relative market valuations and market sentiment. By evolving the Fund’s positioning away from sectors with higher relative valuations and towards those believed to present more attractive opportunities, RIM attempts to reduce the Fund’s downside risk and enable the Fund to provide long term total return from a diverse range of potential investments.
The Fund’s target strategic asset allocation is 60% to global equity or equity-related securities or instruments, including equity securities of real assets-related companies, and 40% global fixed income or fixed income-related securities or instruments, including high yield debt. However, the Fund is not required to allocate its investments in any set proportion and RIM will dynamically manage the Fund’s asset allocation based on market conditions generally by up to plus/minus 10% from the Fund’s target strategic asset allocations.
The Fund’s global equity investments span developed and emerging markets and may include equity securities of real assets-related companies, including real estate- and infrastructure-related companies. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. The Fund’s global fixed income investments may include government and corporate debt, U.S., non-U.S. and emerging markets debt, investment grade and high yield debt, and mortgage-backed and asset-backed securities. The Fund’s fixed income portfolio is expected to include a significant allocation to return-seeking fixed income
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investments. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-asset, multi-manager approach.  RIM may change the Fund’s asset allocation at any time. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances.
The Fund may invest in equity securities of issuers of any market capitalization which are economically tied to U.S. and non-U.S. markets, including emerging markets. These securities may include common stocks, preferred stocks, stocks of real assets-related companies, rights, warrants, convertible securities and depositary receipts. The Fund’s investments in convertible securities may include contingent convertible securities. The Fund may invest in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may invest in infrastructure companies and master limited partnerships (“MLPs”). Generally, infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society.
The Fund may invest in fixed income securities of any credit quality and maturity, including fixed income securities that are rated below investment grade (commonly referred to as “high yield” or “junk bonds”) and in “distressed” debt securities. The Fund may invest in (1) U.S. and non-U.S. corporate fixed income securities, (2) fixed income securities issued or guaranteed by the U.S. government (including Treasury Inflation Protected Securities) and by non-U.S. governments, or by their respective agencies and instrumentalities, (3) emerging markets debt securities, (4) mortgage-backed securities and (5) asset-backed securities. The Fund may also invest in variable and floating rate securities. The Fund may purchase loans and other direct indebtedness, including bank loans (also called “leveraged loans”). The Fund may invest in currency futures and options on futures, forward currency contracts and currency options for speculative purposes or to seek to protect a portion of its investments against adverse currency exchange rate changes. The Fund may enter into repurchase agreements and reverse repurchase agreements. The Fund may invest in money market securities and commercial paper, including asset-backed commercial paper, and in bank obligations.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may invest in credit linked notes and credit options. The Fund may invest in synthetic foreign fixed income or equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.
The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The Fund may invest in other investment companies and pooled investment vehicles.
A portion of the Fund’s net assets may be “illiquid” investments.
Depending upon market conditions, RIM may allocate a significant portion of the Fund's assets to cash in order to seek to achieve the Fund's objective. The Fund may expose all or a portion of its cash to changes in interest rates or market/sector returns by purchasing derivatives.
Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund's Prospectus for further information.
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RISKS
An investment in the Funds, like any investment, has risks. The value of a Fund fluctuates and you could lose money. Please refer to the discussion below and the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Underlying Funds and the investment practices employed by the Underlying Funds.
The principal risks of investing in the Funds are those associated with:
Investing in Affiliated Underlying Funds
Since the assets of each Fund are invested in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies. Because RIM’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each fund of funds among the Underlying Funds, RIM may be deemed to have a conflict of interest. RIM, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.
Asset Allocation
Neither the Funds nor RIM can offer any assurance that the asset allocation of a Fund will achieve the Fund’s investment objective. Nor can the Funds or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. A Fund’s ability to achieve its investment objective depends upon RIM’s skill in determining a Fund’s asset class allocation and in selecting the best mix of Underlying Funds. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style or Underlying Fund is incorrect. Asset allocation decisions might also result in a Fund having exposure, indirectly through its investments in the Underlying Funds, to asset classes, countries or regions, or industries or groups of industries that underperform other management styles.
Cyber Security and Other Operational Risks
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Other disruptive events may include, but are not limited to, natural disasters, public health events, labor shortages, supply chain interruptions and overall economic and financial market instability that adversely affect a Fund’s ability to conduct business by, among other things, inhibiting the ability of employees of affiliates of the Funds or third-party service providers from performing their responsibilities. While the Funds seek to minimize such events through controls and oversight, there may still be events or failures that could cause losses to a Fund. In addition, as the use of technology increases, the Funds may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Funds to lose proprietary information or operational capacity or suffer data corruption. As a result, the Funds may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches of the Funds’ third-party service providers or issuers in which the Funds invest may also subject the Funds to many of the same risks associated with direct cyber security breaches. The Funds and the Funds’ third-party service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess.
The Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security breaches and disruptive events. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, primarily because unknown threats and events may emerge in the future. There is no guarantee that such business continuity plans will be effective in reducing the risks associated with disruptive events or prevent cyber security breaches, especially because the Funds do not directly control the systems or operations of issuers in which a Fund may invest, trading counterparties or third-party service providers. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted by such disruptive events or cyber security incidents.
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The Funds are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among the Underlying Funds. The following are the risks associated with investing in the Underlying Funds which are also risks of investing in the Funds as a result of their investment in the Underlying Funds.
Multi-Manager Approach
While the investment strategies employed by an Underlying Fund's money managers are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by an Underlying Fund's multiple money managers may result in an Underlying Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to an Underlying Fund's performance depending upon the performance of those securities and the overall economic environment. The money managers selected for an Underlying Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase an Underlying Fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to an Underlying Fund's portfolio securities, higher brokerage commissions and other transaction costs. The success of an Underlying Fund's investment strategy depends on, among other things, both RIM’s skill in selecting money managers and allocating assets to those money managers and on a money manager’s skill in executing the relevant investment strategy and selecting investments for the Underlying Fund.
Active Management Risk
Actively managed investment portfolios are subject to active management risk. Despite strategies designed to achieve an Underlying Fund's investment objective, the values of investments will change with market conditions, and so will the value of any investment in an Underlying Fund and you could lose money. Investments in an Underlying Fund could be lost or an Underlying Fund could underperform other investments.
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Security and Security Basket Selection
The securities, baskets of securities or instruments chosen by RIM or a money manager to be in an Underlying Fund's portfolio may not perform as RIM or the Underlying Fund's money managers expect. Security or instrument selection risk may cause an Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market. There are two types of methods to select securities, fundamental analysis and quantitative analysis. For more information about these methods, see Fundamental Investing and Quantitative Investing and Models risks in this Prospectus.
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Exposure Tilts and Management of Underlying Fund Exposures
In order to respond to changes in market risks and opportunities, RIM implements tilts or shifts in an Underlying Fund's exposures by over or underweighting certain of the portfolio’s investment characteristics relative to its index over the short, intermediate or long term. Such tilts or shifts may be ineffective, RIM’s judgments regarding perceived market risks and opportunities may be incorrect and there is no guarantee that RIM will effectively manage an Underlying Fund's overall exposures, which could cause the Fund to underperform other funds with similar investment objectives and investment strategies in the short- and/or long-term. RIM may utilize a variety of quantitative models and a variety of quantitative inputs and qualitative investment information and analysis in the management of an Underlying Fund's overall exposures. For more information about quantitative investing, see the Quantitative Investing and Models risk in this Prospectus. To seek to gain desired overall Underlying Fund exposures, RIM may use index-based strategies, including index replication and optimized index sampling. For more information about these strategies, see the Index-Based Investing risk in this Prospectus.
Non-Discretionary Implementation Risk
With respect to the portion of an Underlying Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause an Underlying Fund's return to be lower than if the Underlying Fund employed discretionary money managers with respect to that portion of its portfolio. In addition, RIM may deviate, subject to certain limitations, from the model portfolios provided by non-discretionary money managers for various purposes and this may cause an Underlying Fund's return to be lower than if RIM had implemented the model portfolio as provided by the money manager.
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Index-Based Investing
The Underlying Funds may use index-based strategies, including index replication and optimized index sampling, for certain purposes, including to seek to gain desired Underlying Fund exposures. Index replication strategies seek to purchase the securities in an index or a blend of indexes (the “reference index”) in order to track the reference index’s performance. Optimized index sampling strategies do not attempt to purchase every security in the reference index, but instead purchase a sampling of securities using optimization and risk models. This process involves the analysis of tradeoffs between various factors as well as turnover and transaction costs in order to estimate optimal portfolio holdings based upon the reference index in order to achieve desired Underlying Fund exposures. Unlike index replication strategies, optimized index sampling strategies do not seek to fully replicate the reference index and an Underlying Fund may not hold all the securities and may hold securities not included in the reference index. An Underlying Fund may hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause an Underlying Fund's return to be lower than if the Underlying Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, the portion of an Underlying Fund's portfolio utilizing an index-based strategy is subject to “tracking error” risk, which is the risk that the performance of the portion of an Underlying Fund's portfolio utilizing an index-based strategy will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.
Fundamental Investing
A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection made on the basis of a fundamental investment approach are subject to significant losses when the actual market prices of securities are materially different than from the prices predicted by the forecast resulting from the fundamental analysis. Fundamental analysis is inherently subject to the risk of not having identified all the relevant factors. In addition, the macro-economic factors considered by a money manager may be difficult to evaluate or implement. Fundamental investing is also inherently subject to the unpredictable duration of periods during which market prices and actual value as determined by such analysis will change. Security or instrument selection using a fundamental investment approach may cause an Underlying Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
Quantitative Investing and Models
Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts. This could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to an Underlying Fund's exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest as a result of the factors used in the analysis, the weight placed on each factor, and changes in underlying market conditions. As market dynamics shift over time, a previously successful input or model may become outdated and result in losses. Inputs or models may be flawed or not work as anticipated and cause an Underlying Fund to underperform other funds with similar objectives and strategies. Certain inputs and models may utilize third-party data and models that RIM believes to be reliable. However, RIM does not guarantee the accuracy of third-party data or models.
Equity Securities Risk
The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the performance of individual companies (company risk). Therefore, the value of an investment in the Underlying Funds may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments in the U.S. or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, pandemics, epidemics, terrorist attacks, war, economic sanctions and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. U.S. and foreign stock markets, and equity securities of individual issuers, have experienced
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periods of substantial price volatility in the past and it is possible that they will do so again in the future. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.
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Common Stocks
The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s debt instruments will take precedence over the claims of owners of common stocks.
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Value Stocks
Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.
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Growth Stocks
Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise offset the impact of a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.
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Defensive Stocks
Investments in defensive stocks are subject to the risks of common stocks. In rising markets, defensive stocks are likely to underperform growth, value and dynamic stocks. Defensive stocks may also underperform the broad market in declining markets and over various market periods. The relative performance of stocks selected pursuant to a defensive style may fluctuate over time. Defensive stocks may not consistently exhibit the defensive characteristics for which they were selected and may not have lower than average stock price volatility or provide less volatile returns than the broad equity market.
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Dynamic Stocks
Investments in dynamic stocks are subject to the risks of common stocks. In declining markets, dynamic stocks are likely to underperform growth, value and defensive stocks. Dynamic stocks have higher than average stock price volatility and may experience sharp declines in value. Generally, securities with higher price volatility are considered riskier investments than securities with lower price volatility. Dynamic companies may be subject to a heightened risk of bankruptcy. There is no guarantee that a company’s potential for stock price appreciation will be effectively assessed and it is possible that such judgments may prove incorrect. Dynamic investing tends to result in an overweight to medium capitalization stocks.
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Momentum Stocks
Momentum stocks are stocks of companies that exhibit positive price trends. Investments in momentum stocks are subject to the risks of common stocks.  Momentum stocks are likely to underperform the broad market in declining markets and over various market periods.  The relative performance of momentum stocks may fluctuate over time.
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Securities of Medium Capitalization Companies
Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of an Underlying Fund's portfolio.
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Securities of Small Capitalization Companies
Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.
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Securities of Micro Capitalization Companies and Companies with Capitalization Smaller than the Russell 2000® Index
Investments in securities of micro capitalization companies and companies with capitalizations smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.
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Preferred Stocks
Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.
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Rights, Warrants and Convertible Securities
Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but rights typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Convertible securities can be bonds, notes, debentures, preferred stocks or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the market risk associated with common stocks. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, an Underlying Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of an Underlying Fund, hence worsening the Underlying Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.
Volatility Strategies Risk
Volatility strategies depend on mispricings based upon market-anticipated volatility and realized volatility of an underlying asset. Price movements are influenced by many unpredictable factors, such as market sentiment, inflation rates, interest rate movements and general economic and political conditions. If anticipated and realized volatility are incorrectly estimated, the strategy may result in losses.
Asset Allocation
Neither the Underlying Funds nor RIM can offer any assurance that the asset allocation of the Multi-Strategy Income and Multi-Asset Strategy Funds will achieve the Underlying Fund’s investment objective. Nor can the Underlying Funds or RIM offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor. An Underlying Fund’s ability to achieve its investment objective depends upon RIM’s skill in determining an Underlying Fund’s asset class allocation. The value of your investment may decrease if RIM’s judgment about the attractiveness, value or market trends affecting a particular asset class or investment style is incorrect. Asset allocation decisions might also result in an Underlying Fund having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles.
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Fixed Income Securities Risk
Fixed income securities generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall and when interest rates fall, prices of fixed income securities rise. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would be expected to reduce the value of a $100 note by approximately one dollar if it had a one-year duration. The effect of changing interest rates on financial markets, including negative interest rates, cannot be known with certainty but may expose fixed-income and related markets to heightened volatility and illiquidity. Very low or negative interest rates may magnify interest rate risks. To the extent an Underlying Fund holds an investment with a negative interest rate to maturity, the Underlying Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, investors may seek to reallocate assets to higher-yielding assets which, among other potential consequences, could result in increases in the yield and decreases in the prices of fixed-income investments over time; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions; (iii) Company risk which is the risk that the value of fixed income securities fluctuates in response to the performance of individual companies; (iv) Credit and default risk which is the risk that an Underlying Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; and (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.
Specific types of fixed income securities are also subject to additional risks which are described below.
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Non-Investment Grade Debt Securities (“High-Yield” or “Junk Bonds”)
Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:
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Adverse changes in general economic conditions and in the industries in which their issuers are engaged;
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Changes in the financial condition of their issuers;
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Price fluctuations in response to changes in interest rates; and
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Reduced liquidity compared to higher rated securities.
As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to an Underlying Fund. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
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U.S. and Non-U.S. Corporate Debt Securities Risk
U.S. and non-U.S. corporate debt securities are subject to the same risks as other fixed income securities, including interest rate risk and market risk. U.S. and non-U.S. corporate debt securities are also affected by perceptions of the creditworthiness and business prospects of individual issuers. The underlying company may be unable to pay interest or repay principal upon maturity, which could adversely affect the security’s market value. In addition, due to less publicly available financial and other information, less stringent securities regulation, war, economic sanctions and other adverse governmental actions, investments in non-U.S. corporate debt securities may expose an Underlying Fund to greater risk than investments in U.S. corporate debt securities.
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Government Issued or Guaranteed Securities, U.S. Government Securities
Bonds guaranteed by a government are subject to the same risks as other fixed income securities, including inflation risk, price depreciation risk and default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated
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to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.
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Distressed Securities
Distressed securities are securities of issuers that are experiencing significant financial or business difficulties. Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment in the distressed security, or it may be required to accept cash or securities with a value less than an Underlying Fund's original investment.
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Bank Obligations
An adverse development in the banking industry may affect the value of an Underlying Fund's investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments. The specific effects of such developments are not yet fully known.
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Municipal Obligations
Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. Lower rated municipal obligations are subject to greater credit and market risk than higher quality municipal obligations. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. Timely payments by issuers of industrial development bonds are dependent on the money earned by the particular facility or amount of revenues from other sources, and may be negatively affected by the general credit of the user of the facility.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. In addition, the current economic climate and the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. A lack of information regarding certain issuers may make their municipal securities more difficult to assess. Additionally, uncertainties in the municipal securities market could negatively affect an Underlying Fund's net asset value and/or the distributions paid by an Underlying Fund. Certain municipal obligations in which an Underlying Fund invests may pay interest that is subject to the alternative minimum tax.
To be tax exempt, municipal bonds must meet certain regulatory requirements. The failure of a municipal bond to meet these requirements may cause the interest received by an Underlying Fund from such bonds to be taxable. Interest on a municipal bond may be declared taxable after the issuance of the bond, and such a determination could be applied retroactively to the date of the issuance of the bond, causing a portion of prior distributions made by an Underlying Fund to be taxable to shareholders in the year of receipt. Additionally, income from municipal bonds may be declared taxable due to unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer.
From time to time, an Underlying Fund may invest a substantial amount of its assets in municipal bonds the interest from which is paid from revenues of similar projects. If its investments are concentrated in this
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manner, an Underlying Fund will assume the legal and economic risks relating to such projects which may significantly impact an Underlying Fund's performance. Additionally, an Underlying Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase an Underlying Fund's exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.
An Underlying Fund may invest in various types of municipal securities that are subject to different risks. These risks may include the following:
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General Obligation Bonds Risk. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
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Revenue Bonds (including Industrial Development Bonds) Risk. Timely payments on revenue bonds, including industrial development bonds, depend on the money earned by the particular facility, or the amount of revenues derived from another source, and may be negatively affected by the general credit of the user of the facility.
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Private Activities Bonds Risk. Private activities bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
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Moral Obligation Bonds Risk. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
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Municipal Notes Risk. Municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (although the interest may be includable in taxable income for purposes of the alternative minimum tax) and that have a maturity that is generally one year or less. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, tax free commercial paper, project notes, variable rate demand notes, and tax free participation certificates. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and an Underlying Fund may lose money.
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Municipal Lease Obligations Risk. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
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Money Market Securities (Including Commercial Paper)
Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. An Underlying Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which require the imposition of liquidity fees unless certain exceptions apply. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.
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Asset-Backed Commercial Paper
Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.
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Variable and Floating Rate Securities
A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to,
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and is a specified margin above or below, the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.
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Mortgage-Backed Securities
The value of mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the mortgages underlying the securities. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, an Underlying Fund has exposure to prime loans, subprime loans, Alt-A loans and/or non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans may be susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund's portfolio at the time resulting in reinvestment risk.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
Residential mortgages are subject to the risks of delinquencies, defaults and losses, which may increase substantially over certain periods and affect the performance of the MBS in which certain Underlying Funds may invest. Mortgage loans backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.
As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced MBS (a “TBA”) at a future date. At the time of purchase, the seller does not specify the particular MBS to be delivered. Instead, an Underlying Fund agrees to accept any MBS that meets specified terms agreed upon between the Underlying Fund and the seller. TBAs are subject to the risk that the underlying mortgages may be less favorable than anticipated by an Underlying Fund.
Collateralized mortgage obligations (“CMOs”) are MBS that are collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having specific risk characteristics, payment structures and maturity dates. This creates different prepayment and market risks for each CMO class. The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). The principal and interest payments on the underlying mortgages may be allocated among the several tranches of a CMO in varying ways including “principal only,” “interest only” and “inverse interest only” tranches. These tranche structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain structures, particular classes of CMOs have priority over others with respect to the receipt of prepayments on
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the mortgages. Therefore, depending on the type of CMOs in which an Underlying Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of property owners to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Investments in CMBS are also subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risks. CMBS securities may be less liquid and exhibit greater price volatility than other types of asset-backed securities.
Adverse changes in market conditions and the regulatory climate may reduce the cash flow which an Underlying Fund, to the extent it invests in MBS or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed securities widen following the purchase of such assets by an Underlying Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed securities. As a result, the liquidity and/or the market value of any MBS or asset-backed securities that are owned by an Underlying Fund may experience declines after they are purchased by an Underlying Fund.
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Agency Mortgage-Backed Securities
Certain MBS may be issued or guaranteed by the U.S. government or a government-sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government-sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment. Since 2008, Fannie Mae and Freddie Mac have been operating under Federal Housing Finance Administration (“FHFA”) conservatorship and are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. The FHFA has made public statements regarding plans to consider ending the conservatorships. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on Fannie Mae’s or Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of Fannie Mae or Freddie Mac securities, which could cause losses to an Underlying Fund.
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Privately-Issued Mortgage-Backed Securities
MBS held by an Underlying Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government-sponsored entity, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved
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through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
Privately-issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
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Reverse Mortgages
Certain Underlying Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages.  Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities.  The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
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Asset-Backed Securities
Asset-backed securities may include MBS, loans (such as auto loans or home equity lines of credit), receivables or other assets. The value of an Underlying Fund's asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to subprime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support
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which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. An Underlying Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require an Underlying Fund to dispose of any then existing holdings of such securities. Collateralized loan obligations (“CLOs”) carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) an Underlying Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. An Underlying Fund and other investors in CLOs ultimately bear the credit and interest rate risks of the underlying collateral. CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of securities. As a result, the proceeds from the sale of CLO securities may not be readily available to meet an Underlying Fund’s redemption or other obligations and an Underlying Fund may be unable to acquire or dispose of the securities at a price and time an Underlying Fund deems advantageous.
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Credit and Liquidity Enhancements
Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by an Underlying Fund. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to an Underlying Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes an Underlying Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.
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Repurchase Agreements
Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, an Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by an Underlying Fund are not within its control and therefore the realization by an Underlying Fund on such collateral may be automatically stayed. Finally, it is possible that an Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
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Reverse Repurchase Agreements
A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Reverse repurchase agreements are generally subject to a number of risks such as leverage risk, liquidity risk, operational risk and legal risk (i.e., the risk of insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract). Reverse repurchase agreements are also subject to the risk that the other party may fail to return the
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security in a timely manner or at all. The Underlying Fund may lose money if the market value of the security transferred by the Underlying Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
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Puts, Stand-by Commitments and Demand Notes
Demand notes are obligations with the right to a “put.” Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short term municipal rates. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity. The ability of an Underlying Fund to exercise a put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit an Underlying Fund from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller is unable to honor a put or stand-by commitment for financial reasons, an Underlying Fund may be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and an Underlying Fund may lose money.
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Dollar Rolls
An Underlying Fund may enter into dollar rolls subject to its limitations on borrowings. A dollar roll involves the sale of a security by an Underlying Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Dollar rolls are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
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Loans and Other Direct Indebtedness
Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to an Underlying Fund, a reduction in the value of the loan and a potential decrease in an Underlying Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, an Underlying Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, an Underlying Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, an Underlying Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, an Underlying Fund may have less information than other investors about certain of the senior or floating rate loans in which the Underlying Fund seeks to invest. An Underlying Fund’s intentional or unintentional receipt of material non-public information about such issuers could limit the Underlying Fund’s ability to sell certain investments held by the Underlying Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Underlying Fund relies on RIM’s and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect an Underlying Fund. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. The market for loan obligations may be subject to extended trade settlement periods (which may exceed seven (7) days). Because transactions in many loans
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are subject to extended trade settlement periods, an Underlying Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet an Underlying Fund's redemption obligations for a period after the sale of the loans, and, as a result, an Underlying Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
The highly leveraged nature of many such loans, including floating rate “bank loans” or “leveraged loans,” and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to an Underlying Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate an Underlying Fund's claims on any collateral securing the loan are greater in highly leveraged transactions.
In addition, covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Underlying Funds are exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
An Underlying Fund’s investment in “leveraged loans” may include an investment in “covenant lite” loans. Covenant lite loans, the terms and conditions of which may vary by instrument, may contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans that might otherwise enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, the Underlying Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or debt securities with more restrictive covenants, which may result in losses to the Underlying Fund.
As an Underlying Fund may be required to rely upon an interposed bank or other financial intermediary to collect and pass on to the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts. In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary.
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Credit Linked Notes, Credit Options and Similar Investments
Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Non-U.S. Securities
An Underlying Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of an Underlying Fund's foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the
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U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets and taxes and transaction costs may be higher. Additionally, international markets may experience delays and disruptions in securities custody and settlement procedures for an Underlying Fund's portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S. If an Underlying Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and experience other adverse consequences. In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose an Underlying Fund to credit and other risks it does not have in the United States. In addition, in certain markets an Underlying Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
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Non-U.S. Equity Securities
Non-U.S. equity securities are subject to all of the risks of equity securities generally, but can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.
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Non-U.S. Fixed Income Securities
An Underlying Fund’s non-U.S. fixed income securities are typically obligations of sovereign governments and corporations. They may also be issued by non-U.S. government agencies or instrumentalities. No assurance can be given that a non-U.S. government will provide financial support to government agencies or instrumentalities and therefore bonds issued by non-U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. As with any fixed income securities, non-U.S. fixed income securities are subject to the risk of being downgraded in credit rating and to the risk of default. To the extent that an Underlying Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Underlying Fund will generally have more exposure to regional economic risks associated with these foreign investments.
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Emerging Markets Securities
Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Underlying Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for an Underlying Fund's portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Emerging market countries may also be more likely to experience the imposition of economic sanctions by foreign governments. For more information about sanctions, see the Global Financial Markets Risk in this Prospectus.
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Investments in Frontier Markets
Investments in frontier markets are generally subject to all of the risks of investments in non-U.S. and emerging markets securities, but to a heightened degree. Because frontier markets are among the smallest, least developed, least liquid, and most volatile of the emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed or traditional emerging markets. Many frontier market countries operate with relatively new and unsettled securities laws and are heavily dependent on commodities, foreign trade and/or foreign aid. Compared to developed and traditional emerging market countries, frontier market countries typically have less political and economic stability, face greater risk of a market shutdown, and impose greater governmental restrictions on foreign investments.
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Emerging Markets Debt
An Underlying Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.
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Brady Bonds
Brady Bonds involve various risk factors including residual risk (i.e., the risk of losing the uncollateralized interest and principal amounts on the bonds) and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause a loss of interest or principal on any of the holdings.
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Yankee Bonds and Yankee CDs
Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. (Yankee Bonds or Yankee CDs) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
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Currency Risk
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund. Securities held by an Underlying Fund which are denominated in U.S. dollars are still subject to currency risk.
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Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants)
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In the case of any exercise of these instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise and/or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.
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Equity Linked Notes
An equity linked note is a note, typically issued by a company or financial institution, whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
Derivatives (Futures Contracts, Options, Forwards and Swaps)
Derivatives and other similar instruments are financial contracts whose value depends on, or is derived from, the value of an underlying instrument. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives may be used as a substitute for taking a position in the underlying instrument and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. Certain Underlying Funds may also use derivatives to pursue a strategy to be fully invested or to seek to manage portfolio risk.
Investments in a derivative instrument could lose more than the initial amount invested, and certain derivatives have the potential for unlimited loss. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices, and thus an Underlying Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Certain Underlying Funds' use of derivatives may cause the Underlying Fund’s investment returns to be impacted by the performance of securities the Underlying Fund does not own and result in the Underlying Fund’s total investment exposure exceeding the value of its portfolio. Investments in derivatives can cause an Underlying Fund's performance to be more volatile. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security, which exposes an Underlying Fund to a heightened risk of loss.
The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in conventional securities, physical commodities or other investments. Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which an Underlying Fund would not be subject absent the use of these strategies. If an Underlying Fund's predictions of the direction of movements of the prices of the underlying instruments are inaccurate, the adverse consequences to an Underlying Fund may leave the Underlying Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly the direction of movements of the prices of the underlying instruments; (ii) imperfect correlation between the price of the derivative instrument and the underlying instrument and the risk of mispricing or improper valuation; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time, which risk is heightened for highly customized derivatives, including swaps; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over-the-counter (“OTC”) derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based; (vii) the possible inability of an Underlying Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Underlying Fund post certain types of securities or cash as margin or collateral in connection with use of certain derivatives; and (viii) for options, the change in volatility of the underlying instrument due to general market and economic conditions or other factors, which may negatively affect the value of such option.
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There is no assurance that a liquid secondary market will exist for certain derivatives in which an Underlying Fund may invest. Participation in the option or futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which an Underlying Fund would not be subject absent the use of these strategies. In many cases, a relatively small price movement in a futures or option contract may result in immediate and substantial loss or gain to the holder relative to the size of a required margin deposit or premium received. There is also the risk of loss by an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Underlying Fund has an open position in an option, forward, swap or futures contract.
Although an Underlying Fund will not borrow money in order to increase its trading activities, leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. A swap transaction may be modified or terminated only by mutual consent of the original parties, subject to agreement on individually negotiated terms. Therefore, it may not be possible for an Underlying Fund to modify, terminate or offset the Underlying Fund’s obligations or the Underlying Fund's exposure to the risks associated with a transaction prior to its scheduled termination date.
Credit default swap contracts may involve greater risks than if an Underlying Fund invested in the reference obligation (the underlying debt upon which a credit derivative is based) directly since, in addition to the risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. The Underlying Funds may act as either the buyer or the seller of a credit default swap. An Underlying Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, an Underlying Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by an Underlying Fund, coupled with the upfront or periodic payments previously received, may be less than what the Underlying Fund pays to the buyer, resulting in a loss of value to the Underlying Fund. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. In addition, there may be disputes between the buyer and seller of a credit default swap agreement, or within the swaps market as a whole, as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject an Underlying Fund to increased costs and/or margin requirements. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of CMBS.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through an Underlying Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Underlying Fund.
If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if, on the option expiration date, the market price of the underlying security or index, in the case of a purchased put, remains equal to or greater than the exercise price or, in the case of a purchased call, remains less than or equal to the exercise price, the Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. When an Underlying Fund sells (i.e., writes) an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Underlying Fund, which may be unlimited for uncovered call positions.
An Underlying Fund may be unable to close out its derivatives positions when desired.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, RIM or the money manager may wish to retain an Underlying Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unable or unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.
The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is
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economically equivalent to certain futures or options contracts on physical commodities. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions.
The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements.
Currency Trading Risk
Certain Underlying Funds may engage in foreign currency transactions to hedge against uncertainty in the level of future exchange rates and/or to effect investment transactions to generate returns consistent with an Underlying Fund's investment objectives and strategies (i.e., speculative currency trading strategies). Foreign currency exchange transactions will be conducted on either a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. Certain Underlying Funds may also enter into options on foreign currencies. Currency spot, forward and option prices are highly volatile, and may be illiquid. Such prices are influenced by, among other things: (i) changing supply and demand relationships; (ii) government trade, fiscal, monetary and exchange control programs and policies; (iii) national and international political and economic events; and (iv) changes in interest rates. From time to time, governments intervene directly in these markets with the specific intention of influencing such prices. Currency trading may also involve economic leverage (i.e., the Underlying Fund may have the right to a return on its investment that exceeds the return that the Underlying Fund would expect to receive based on the amount contributed to the investment), which can increase the gain or the loss associated with changes in the value of the underlying instrument. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold and also can be subject to other risks described under “Derivatives” above. Due to the tax treatment of gains and losses on certain currency forward and options contracts, the use of such instruments may cause fluctuations in an Underlying Fund's income distributions, including the inability of an Underlying Fund to distribute investment income for any given period. As a result, an Underlying Fund's use of currency trading strategies may adversely impact an Underlying Fund's ability to meet its investment objective of providing current income. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Counterparty Risk
Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction and the related risk of having concentrated exposure to a counterparty. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving over-the-counter derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.
Short Sales
The U.S. Strategic Equity and U.S. Small Cap Equity Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. An Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. An Underlying Fund will realize a gain if the security declines in price between those dates. Short sales expose an Underlying Fund to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Short sales and short sales “against the box” are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
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Although an Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When an Underlying Fund makes a short sale, the Underlying Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Underlying Fund purpose. To the extent an Underlying Fund uses the proceeds it receives from short sales to purchase other securities, the risks associated with the short sales, including leverage risks, may be heightened, because doing so increases the exposure of the Underlying Fund to the markets and therefore could magnify changes to the Underlying Fund’s NAV.
The U.S. Strategic Equity Fund and U.S. Small Cap Equity Fund currently engage in short sale transactions that are effected through State Street but reserve the right to engage in short sale transactions through one or more other counterparties. For short sale transactions effected through State Street, the Underlying Funds typically expect to collateralize short sale transactions through the Underlying Funds’ respective reciprocal lending activity with State Street. (i.e., short sale transactions are collateralized by securities loaned to State Street for purposes of securities lending activities). The Underlying Funds may also deliver cash to State Street for purposes of collateralizing their short sales transactions or “memo pledge” securities as collateral, whereby assets are designated as collateral by State Street on State Street's books but remain in an Underlying Fund’s custody account. Similar to the risks generally applicable to securities lending arrangements, participation in the reciprocal lending program subjects these Underlying Funds to the risk that State Street could fail to return a security lent to it by an Underlying Fund, or fail to return the Underlying Fund’s cash collateral, a risk which would increase with any decline in State Street’s credit profile. However, the impact of State Street’s failure to return a security lent to it by an Underlying Fund, or failure to return an Underlying Fund’s cash collateral, would be mitigated by the Underlying Fund’s right under such circumstances to decline to return the securities the Underlying Fund initially borrowed from State Street with respect to its short sale transactions. This risk may be heightened during periods of market stress and volatility, particularly if the type of collateral provided is different than the type of security borrowed (e.g., cash is provided as collateral for a loan of an equity security). To the extent necessary to meet collateral requirements associated with a short sale transaction involving a counterparty other than State Street, the Underlying Funds are required to pledge assets in a segregated account maintained by the Underlying Funds' custodian for the benefit of the broker. The Underlying Funds may also use securities they own to meet any such collateral obligations.
If the Underlying Fund’s prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Underlying Fund may lose money.
Short Positions
The Global Equity Fund may employ long-short strategies pursuant to which the Underlying Fund gains exposure to a portfolio of long and short equity securities through derivative positions. The Underlying Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. The Underlying Fund will realize a gain if the security declines in price during that time. Short positions expose the Underlying Fund to the risk of liability for the fair value of the shorted security (the amount of which increases as the fair value of the underlying security increases), in addition to any related interest payments or other fees associated with the derivative position. Short positions are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
Although the Underlying Fund’s potential for gain as a result of a short position is limited to the price at which it established the short position less the associated costs, its potential for loss is theoretically unlimited because there is no limit to the potential increase in the price of the security over the tenor of the short position. When the Underlying Fund takes a short position, the Underlying Fund may use all or a portion of the proceeds of the short position to purchase or take long positions in other securities or for any other permissible Underlying Fund purpose. To the extent the Underlying Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Underlying Fund to the markets and therefore could magnify changes to the Underlying Fund’s NAV.
If the Underlying Fund’s counterparty to its long-short strategy fails to honor its contract terms, the Underlying Fund may lose money.
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Securities of Other Investment Companies
If an Underlying Fund invests in other investment companies, including exchange traded funds (“ETFs”), shareholders will bear not only their proportionate share of the Underlying Fund’s expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of an Underlying Fund but also to the portfolio investments of the underlying investment companies. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares can trade at either a premium or discount to net asset value. If an ETF held by an Underlying Fund trades at a discount to net asset value, the Underlying Fund could lose money even if the securities in which the ETF invests go up in value.
Real Estate Securities
Just as real estate values go up and down, the value of the securities of real estate companies in which an Underlying Fund invests also fluctuates. An Underlying Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.
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Real Estate Investment Trusts (“REITs”)
REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing to maintain their exemption from certain federal securities laws. The value of a REIT may also be affected by changes in interest rates. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. By investing in REITs indirectly through the Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund.
Infrastructure Companies
Investments in infrastructure companies have greater exposure to the potential adverse economic, regulatory, political, environmental and other changes affecting such entities. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, the effects of environmental damage and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, government budgetary constraints, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Other factors that may affect the operations of infrastructure companies include innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.
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Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to an Underlying Fund will decrease the Underlying Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of an Underlying Fund's tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to an Underlying Fund each year by the MLPs will not be known until the Underlying Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
Natural Resources Risk
An Underlying Fund’s investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation, taxes and other government regulations. In addition, interest rates and general economic conditions may affect the demand for natural resources. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect overall supply of natural resources and the value of companies involved in natural resources. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
Depositary Receipts
Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing an Underlying Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt. The Underlying Funds may invest in both sponsored and unsponsored depositary receipts, which are purchased through “sponsored” and “unsponsored” facilities, respectively. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without the participation of the issuer of the underlying security. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.
Illiquid Investments
An illiquid investment is one that is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. An Underlying Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause an Underlying Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.
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Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such investments or instruments, an Underlying Fund may be unable to achieve its desired level of exposure to a certain sector. In addition, to the extent an Underlying Fund trades in illiquid or less liquid markets, it may be unable to dispose of or purchase investments at favorable prices in order to satisfy redemptions or subscriptions. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of an Underlying Fund's investments, result in greater market or liquidity risk or cause difficulty valuing an Underlying Fund's portfolio instruments or achieving an Underlying Fund's objective. To the extent that an Underlying Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, an Underlying Fund will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as a lack of a liquid trading market.
High Portfolio Turnover Risk
Certain Underlying Funds may engage in active and frequent trading, which may result in higher portfolio turnover rates and higher transaction costs than that of a typical mutual fund and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income. These effects of higher than normal portfolio turnover may adversely affect Underlying Fund performance. Higher portfolio turnover rates may also increase an Underlying Fund's operational risk.
Impact of Large Redemptions (Including Possible Fund Liquidation)
Large redemption activity could result in an Underlying Fund being forced to sell portfolio securities at a loss or before RIM or the money managers would otherwise decide to do so. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. To the extent an Underlying Fund is invested in a money market fund, regulations applicable to money market funds subject the Underlying Fund’s redemption from such money market fund to liquidity fees unless certain exceptions apply. Large redemptions in an Underlying Fund may also result in increased expense ratios (including as a result of an Underlying Fund’s expenses being allocated over a smaller asset base), higher and/or accelerated levels of realized capital gains or losses with respect to an Underlying Fund's portfolio securities which may cause non-redeeming shareholders in the Underlying Fund to receive larger capital gain distributions than they otherwise would have received during or with respect to the year in which such large redemptions occur, higher Underlying Fund cash levels in anticipation of the redemptions (which may persist for an extended period of time), higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of an Underlying Fund’s portfolio because an Underlying Fund may be unable to sell illiquid investments at its desired time or price or the price at which the securities have been valued for purposes of an Underlying Fund’s net asset value. As a result, the large redemption activity could adversely affect an Underlying Fund’s ability to conduct its investment program which, in turn, could adversely impact an Underlying Fund’s performance.
The Underlying Funds may be used as investments for funds of funds that have the same investment adviser as the Funds. The Underlying Funds may also be used as investments in asset allocation programs managed by RIM and/or sponsored by certain Financial Intermediaries, including pursuant to model strategies provided by RIM. Under these circumstances, the Underlying Funds may have (and certain of the Underlying Funds currently do have) a large percentage of their Shares owned by such funds of funds or through such asset allocation programs. Should RIM or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in an Underlying Fund or an Underlying Fund is no longer used as an investment, an Underlying Fund could experience large redemptions of its Shares up to, and including, the entire investment held by the funds of funds or asset allocation program(s). Large redemptions may result in an Underlying Fund no longer remaining at an economically viable size, in which case, an Underlying Fund may cease operations. In such an event, a Fund may be required to liquidate or transfer its investments in the Underlying Fund at an inopportune time.
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Global Financial Markets Risk
Global financial markets are increasingly interconnected and political and economic conditions (including instability and volatility due to international trade disputes) and events (including natural disasters, pandemics, epidemics, social unrest and government shutdowns) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by an Underlying Fund may experience significant declines in the value of their assets and even cease operations. This could occur whether or not the Underlying Fund invests in securities of issuers located in or with significant exposure to the countries directly affected. Such conditions and/or events may not have the same impact on all types of securities and may expose an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by an Underlying Fund. This could cause an Underlying Fund to underperform other types of investments.
The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. During the recent global financial crisis, instability in the financial markets led governments across the globe to take a number of unprecedented actions designed to support the financial markets. More recently, instability in financial markets caused governments across the globe to again take certain actions designed to support financial markets as well as financial and other institutions in light of extreme financial market volatility. There is no guarantee that these actions will have their intended effect on financial markets. Future government regulation and/or intervention could also change the way in which an Underlying Fund is regulated, affect the expenses incurred directly by the Underlying Fund and the value of its investments, and limit and/or preclude an Underlying Fund's ability to achieve its investment objective. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect an Underlying Fund's investments in ways that are unforeseeable.
Furthermore, a country’s economic conditions, political events, military action and/or other conditions may lead to foreign government intervention and the imposition of economic sanctions. Such sanctions may include (i) the prohibition, limitation or restriction of investment, the movement of currency, securities or other assets; (ii) the imposition of exchange controls or confiscations; and (iii) barriers to registration, settlement or custody. Sanctions may impact the ability of the Underlying Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, which may negatively impact the value and/or liquidity of such investments.
In certain countries, including the U.S., total public debt as a percentage of gross domestic product has grown rapidly since the beginning of the global financial crisis. High levels of national debt may raise concerns that a government will be unable to pay investors at maturity, may cause declines in currency valuations or prevent such government from implementing effective fiscal policy. Rating services have, in the past, lowered their long-term sovereign credit rating on the U.S. Because certain Underlying Funds invest in securities supported by the full faith and credit of the U.S. government, the market prices and yields of such securities may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt.
From time to time, outbreaks of infectious illness, public health emergencies and other similar issues (“public health events”) may occur in one or more countries around the globe. Such public health events have had significant impacts on both the country in which the event is first identified as well as other countries in the global economy. Public health events have reduced consumer demand and economic output in one or more countries subject to the public health event, resulted in restrictions on trading and market closures (including for extended periods of time), increased substantially the volatility of financial markets, and, more generally, have had a significant negative impact on the economy of the country or countries subject to the public health event. Public health events have also adversely affected the global economy, global supply chains and the securities in which the Underlying Funds invest across a number of industries, sectors and asset classes. The extent of the impact depends on, among other factors, the scale and duration of any such public health event. Public health events have resulted in the governments of affected countries taking potentially significant measures to seek to mitigate the transmission of the infectious illness or other public health issue including, among other measures, imposing travel restrictions and/or quarantines and limiting the operations of non-essential businesses. Any of these events could adversely affect an Underlying Fund's investments and performance, including by exacerbating other pre-existing political, social and economic risks. Governmental authorities and other entities may respond to such events with fiscal and/or monetary policy changes. It is not guaranteed that these policy changes will have their intended effect and it is possible that the implementation of or subsequent reversal of such policy changes could increase volatility in financial markets, which could adversely affect an Underlying Fund's investments and performance.
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RIM will monitor developments in financial markets and seek to manage each Fund and/or Underlying Fund in a manner consistent with achieving each Fund's and/or Underlying Fund's investment objective, but there can be no assurance that it will be successful in doing so. In addition, RIC has established procedures to value instruments for which market prices may not be readily available.
Industry Concentration Risk
Underlying Funds that concentrate their investments in certain industries carry a much greater risk of adverse developments in those industries than funds that invest in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.
Financial Services Sector Risk
Certain Underlying Funds may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of an Underlying Fund's investments more than if the Underlying Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes. For example, challenging economic and business conditions can significantly impact financial services companies due to increased defaults on payments by borrowers. The Underlying Funds and issuers in which the Underlying Funds invest may be negatively impacted by bank failures, resulting market conditions and potential legislative and regulatory responses. Political and regulatory changes may affect the operations and financial results of financial services companies, potentially imposing additional costs and expenses or restricting their business activities.
Information Technology Sector Risk
To the extent that an Underlying Fund invests significantly in the information technology sector, an Underlying Fund will be sensitive to changes in, and the Underlying Fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. The information technology sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation. Companies in the technology sector may also be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, corporate capital expenditure and competition for the services of qualified personnel. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, aggressive pricing, changes in demand, and competition to attract and retain the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Cash Management
An Underlying Fund may expose its cash to the performance of certain markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives. This approach increases an Underlying Fund's performance if the particular market rises in value and reduces an Underlying Fund's performance if the particular market declines in value. However, the performance of these instruments may not correlate precisely to the performance of the corresponding market and RIM or an Underlying Fund money manager may not effectively select instruments to gain market exposure. As a result, while the goal is to achieve market returns, this strategy may underperform the applicable market. In addition, the sale of equity index put options with respect to an Underlying Fund's cash may reduce an Underlying Fund's performance if equity markets decline.
Cyber Security and Other Operational Risks
An investment in an Underlying Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Other disruptive events may include, but are not
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limited to, natural disasters, public health events, labor shortages, supply chain interruptions and overall economic and financial market instability that adversely affect an Underlying Fund’s ability to conduct business by, among other things, inhibiting the ability of employees of affiliates of the Underlying Funds or third-party service providers from performing their responsibilities. While the Underlying Funds seek to minimize such events through controls and oversight, there may still be events or failures that could cause losses to an Underlying Fund. In addition, as the use of technology increases, the Underlying Funds may be more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Underlying Funds to lose proprietary information or operational capacity or suffer data corruption. As a result, the Underlying Funds may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security breaches of the Underlying Funds’ third-party service providers or issuers in which the Underlying Funds invest may also subject the Underlying Funds to many of the same risks associated with direct cyber security breaches. The Underlying Funds and the Underlying Funds’ third-party service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess.
The Underlying Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security breaches and disruptive events. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, primarily because unknown threats and events may emerge in the future. There is no guarantee that such business continuity plans will be effective in reducing the risks associated with disruptive events or prevent cyber security breaches, especially because the Underlying Funds do not directly control the systems or operations of issuers in which an Underlying Fund may invest, trading counterparties or third-party service providers. There is also a risk that cyber security breaches may not be detected. The Underlying Funds and their shareholders could be negatively impacted by such disruptive events or cyber security incidents.
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PORTFOLIO HOLDINGS
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.
DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes substantially all of its net income and net capital gains to shareholders each year.
Income Dividends
The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, for each Fund on a quarterly basis, with payment being made in April, July, October and December. Each Fund receives income distributions from the Underlying Funds. An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.
Capital Gains Distributions
The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.
In addition, each Fund receives capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, each Fund may generate capital gains through rebalancing its portfolio to meet its Underlying Fund allocation percentages.
Buying a Dividend
If you purchase Shares before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Check a Fund’s distribution dates before you invest.
Automatic Reinvestment
Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Fund Shares, unless you elect to have the dividends or distributions paid in cash or invested in another RIC Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.
additional information about TAXES
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Early each year, you will receive a statement that shows the tax status of distributions you received for the previous year.
Foreign exchange gain or loss arising from a Fund’s foreign currency-denominated investments may increase or reduce the amount of ordinary income distributions made to investors.
If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund or an Underlying Fund receives dividend
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income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in some cases, distributions from non-U.S. corporations. There can be no assurance that any portion of the dividends you receive from a Fund will qualify as qualified dividend income.
When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.
No Fund makes any representation as to the amount or variability of its capital gains distributions which may vary as a function of several factors including, but not limited to, gains and losses related to the sale of securities, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.
The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.
A Fund cannot use gains distributed by one Underlying Fund to offset losses in another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. A Fund may pass through foreign tax credits or tax-exempt interest from the Underlying Funds provided that at least 50% of the Fund's assets at the end of each quarter of the taxable year consist of investments in other regulated investment companies.
Fund distributions and gains from the sale or exchange of your Shares will generally be subject to federal and state and local income taxes. Non-U.S. investors may be subject to U.S. withholding and estate taxes. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund if properly reported by the Fund. The Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A Fund and an Underlying Fund may pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a Fund or an Underlying Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Funds and the Underlying Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
If you are a corporate investor, a portion of the dividends from net investment income paid by the Funds will generally qualify, in part, for the corporate dividends received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by each Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. There can be no assurance that any portion of the dividends paid by the Funds will qualify for the corporate dividends-received deduction.  You should consult your tax professional with respect to the applicability of these rules.
By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.
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The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.
Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.
Cost Basis Reporting
Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“post-effective date shares”). If you acquire and hold shares directly with the Funds and not through a Financial Intermediary, RIFUS will use a default average cost basis methodology for tracking and reporting your cost basis on post-effective date shares, unless you request, in writing, another cost basis reporting methodology.
Additionally, for redemptions of shares held directly with the Funds on or after January 1, 2012, unless you select specific share lots in writing at the time of redemption, RIFUS will first relieve (i.e., identify the shares to be redeemed for purposes of determining cost basis) all shares acquired prior to January 1, 2012 (“pre-effective date shares”), before relieving any post-effective date shares.  You continue to be responsible for tracking cost basis, and appropriately reporting sales of pre-effective date shares to the IRS.  If RIFUS has historically provided cost basis reporting on these pre-effective date shares, RIFUS will continue to provide those reports.  However, no cost basis reporting will be provided to the IRS on the sale of pre-effective date shares.
If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.
You should consult your own tax advisor(s) when selecting your cost basis tracking and relief methodology.
HOW NET ASSET VALUE IS DETERMINED
Net Asset Value Per Share
The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Each Fund and Underlying Fund will normally determine net asset value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and calculate a Fund’s net asset value as of the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day and each Fund will determine net asset value as of the early close of trading on the NYSE.
A Fund reserves the right to close, and therefore not calculate a Fund’s net asset value for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
The price of Fund Shares is based on a Fund’s net asset value and is computed by dividing the current value of a Fund’s assets (i.e., the Shares of the Underlying Funds at that day’s net asset value per share of such Underlying Fund) (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by a Fund or a Fund agent.  Investments in the Underlying Funds are valued based upon the net asset value per share of such Underlying Fund. The Prospectuses for the Underlying Funds explain the circumstances under which fair value pricing will be used and the effects of using fair value pricing. Investments in ETFs will generally be valued at the last sale price or official closing
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price on the exchange on which they are principally traded. See “Additional Information About How to Purchase Shares,” “Additional Information About How to Redeem Shares” and “Exchange Privilege” for more information. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com.
Valuation of Portfolio Securities
The Funds value the Shares of the Underlying Funds at the current net asset value per share of each Underlying Fund according to securities valuation procedures.
The Underlying Funds value portfolio instruments according to securities valuation procedures, which include market value procedures, fair value procedures, other key valuation procedures and a description of the pricing sources and services used by the Underlying Funds. With respect to an Underlying Fund's investments that do not have readily available market quotations, the Board has designated RIM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.
Ordinarily, the Underlying Funds value each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker or based on the valuation of the underlying security depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid (a form of fair value pricing).  Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price an Underlying Fund would receive if it sold the instrument.
If market quotations or pricing service prices are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that RIM believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Underlying Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Fund deems that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities will use fair value pricing more often (typically daily) since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value
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procedures as the movement of a single major U.S. index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.
CHOOSING A CLASS OF SHARES TO BUY
The Funds offer more than one Class of Shares. Each Class of Shares has different sales charges and expenses, allowing you to choose the Class that best meets your needs. Each Class of Shares is offered by one or more Financial Intermediaries. A Financial Intermediary may choose to offer a particular Class of Shares based on, among other factors, its assessment of the appropriateness of a Class’ attributes in light of its customer base. Your Financial Intermediary may not offer all of the Classes of Shares offered in this Prospectus and, therefore, you may not benefit from certain Fund policies, including those regarding sales charge waivers and reduction of sales charges through reinstatement, rights of accumulation, letters of intent and share class conversions. You may need to invest through another Financial Intermediary in order to take advantage of these Fund policies. Please see Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts for additional information regarding Financial Intermediary-specific sales charge waivers or reductions. Please contact your Financial Intermediary to determine which Classes of Shares your Financial Intermediary offers. For more information about the Financial Intermediaries that currently offer Shares of the Funds, please call 800-787-7354 for assistance in contacting an investment professional near you.
Comparing the Funds’ Classes
Your Financial Intermediary can help you decide which Class of Shares meets your goals. Your Financial Intermediary may receive different compensation depending upon which Class of Shares you choose.
Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class (including whether you qualify for any reduction or waiver of a sales charge, as discussed below in Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts), and other factors that may be relevant to your decision as to which Class of Shares to buy.
Share Class	Front-End Sales Charge	Deferred Sales Charge	Annual 12b-1 Fees (including Annual Shareholder Service Fees of 0.25% of average daily assets for Class R5 Shares)	Annual Shareholder Service Fees
Class A	Up to 5.75%; reduced, waived or deferred for large purchases and certain investors*	1.00% on redemptions of Class A Shares made within one year of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor	0.25% of average daily assets	None
Class C	None	None	0.75% of average daily assets	0.25% of average daily assets
Class M	None	None	None	None
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Share Class	Front-End Sales Charge	Deferred Sales Charge	Annual 12b-1 Fees (including Annual Shareholder Service Fees of 0.25% of average daily assets for Class R5 Shares)	Annual Shareholder Service Fees
Class R1	None	None	None	None
Class R5	None	None	0.50% of average daily assets	None
Class S	None	None	None	None
* You may also be eligible for a waiver of the front-end sales charge as set forth below in Appendix A – Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts.
FRONT-END SALES CHARGES
Class C, Class M, Class R1, Class R5, and Class S Shares
Class C, Class M, Class R1, Class R5, and Class S Shares of all Funds offered in this Prospectus are sold without a front-end sales charge.
Class A Shares
Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. With respect to Class A Shares, you pay a lower front-end sales charge as the size of your investment increases to certain levels. With respect to Class A Shares, you do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares of the same Fund or another RIC Fund.
The tables below show the rate of front-end sales charge that you pay, depending on the amount of your investment or transaction. The tables below also show the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.
A sales charge may be reduced or eliminated for larger purchases of Class A Shares, as described below, or as described in Appendix A:  Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts.
Front-End Sales Charges for Class A Shares	Front-end sales charge as a % of		Financial Intermediary commission as a % of offering price
Amount of Investment	Offering Price	Net amount Invested
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	-0-	-0-	up to 1.00%
Investments of $1,000,000 or more (Class A Shares). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of Shares of the Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Funds’ Statement of Additional Information.
Reducing Your Front-End Sales Charge (Class A Shares). To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed. Your Financial Intermediary may
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require certain records, such as account statements, to verify that the purchase qualifies for a reduced front-end sales charge.  Additionally, you should retain any records necessary to substantiate historical costs of your Class A Share purchases because the Funds, RIFUS and your Financial Intermediary may not maintain this information.
Front-end Sales Charge Waivers (Class A Shares). Purchases of Class A Shares may be made at net asset value without a front-end or deferred sales charge in the following circumstances. There is no commission paid to Financial Intermediaries for Class A Shares purchased under the following circumstances:
1.
Sales to RIC trustees and employees of Russell Investments (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons
2.
Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative
3.
Accounts managed by a member of Russell Investments
4.
Conversion of Class C Shares held for eight years to Class A Shares. Depending on the policies of your Financial Intermediary, in certain circumstances you may convert Class C Shares held for less than eight years to Class A Shares, without the incurrence of a front-end sales charge
You may also be eligible for a waiver of the front-end sales charge as set forth below in Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts.
Prior to March 1, 2016, sales of Class A Shares to multi-participant employer sponsored Defined Contribution plans held in plan level accounts, excluding SEP IRAs and SIMPLE IRAs, qualified for a front-end sales charge waiver. Sales of Class A Shares to plans that previously purchased, and continue to hold, Class A Shares without a front-end sales charge pursuant to this waiver may continue to qualify for the waiver if the policies and procedures of your Financial Intermediary provide for the continued application of the waiver. Please contact your Financial Intermediary for more information.
Moving Between Accounts (Class A Shares). Under certain circumstances, if supported by your Financial Intermediary, you may transfer Class A Shares of a Fund from an account with one registration to an account with another registration within 90 days without incurring a front-end sales charge. For example, you may transfer Shares without paying a front-end sales load in the following cases:
●
From a non-retirement account to an IRA or other individual retirement account
●
From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account
In some cases, due to operational limitations or reporting requirements, your Financial Intermediary must redeem Shares from one account and purchase Shares in another account to achieve this type of transfer.
If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary and see Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts below.
Aggregated Investments (Class A Shares). The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:
The following accounts owned by you and/or a member of your immediate family (as defined below):
a.
Accounts held individually or jointly
b.
Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act
c.
IRA accounts, certain single participant retirement plan accounts, and SEP IRA, SIMPLE IRA or similar accounts held in individual registration
d.
Solely controlled business accounts
e.
Trust accounts benefiting you or a member of your immediate family
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For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.
Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
You may only combine accounts held with one Financial Intermediary for purposes of aggregated investments.
Rights of Accumulation (“ROA”) (Class A Shares). Subject to the limitations described in the aggregation policy, you may combine current purchases of any RIC Fund with your existing holdings of all RIC Funds to determine your current front-end sales charge for Class A Shares. Subject to your Financial Intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.
The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.
For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. The right of accumulation is subject to modification or discontinuance at any time with respect to all Shares purchased thereafter. Additional information is available from your Financial Intermediary.
Letter of Intent (“LOI”) (Class A Shares). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds you intend to make over a 13-month period with the market value of your current RIC Fund holdings to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any Shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested during the LOI period, Shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Class A Shares of the Funds held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.
Exchange Privilege (Class A Shares). Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.
Reinstatement Privilege (Class A Shares). You may reinvest proceeds from a redemption or distribution of Class A Shares into Class A Shares of any RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date and the proceeds are invested in any related account eligible to be aggregated for Rights of Accumulation purposes. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. For purposes of this Reinstatement Privilege, automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing individual retirement plan contributions are not eligible for reinstatement without a sales charge. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section entitled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.
Information about sales charges and sale charge waivers is available free of charge, on the Funds’ website at https://russellinvestments.com. Please also see Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts below for additional information regarding Financial Intermediary-specific sales charge waivers and reductions.
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MORE ABOUT DEFERRED SALES CHARGES
You do not pay a front-end sales charge when you buy $1,000,000 or more of Class A Shares of the Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The deferred sales charge is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Shares you have held the longest. Exchanges between Class A Shares you own in one Fund for the same Class of any other Fund are not subject to a deferred sales charge; however, you will pay a deferred sales charge of 1.00% upon redemption if you redeem Class A Shares within one year of your original purchase.
The deferred sales charge may be waived on:
●
shares sold within 12 months following the death or disability of a shareholder
●
redemptions of Class A Shares only, made in connection with the minimum required distribution from retirement plans or IRAs pursuant to the Internal Revenue Code
●
a systematic withdrawal plan for Class A Shares only, equaling no more than 1% of the account value per any monthly redemption
●
involuntary redemptions
●
redemptions of Class A Shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise
All waivers of deferred sales charges are subject to confirmation of your status or holdings.
The availability of deferred sales charge waivers may depend on the particular Financial Intermediary or type of account through which you purchase Class A Shares. Please see Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts for more information.
If you want to learn more about deferred sales charges, contact your Financial Intermediary.
DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS AND PAYMENTS TO FINANCIAL INTERMEDIARIES
The Funds offer multiple Classes of Shares in this Prospectus: Class A, Class C, Class M, Class R1, Class R5 and Class S Shares. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”
Class A Shares participate in the Funds' Rule 12b-1 distribution plan. Under the distribution plan, Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. The distribution fees are paid out of the Funds' Class A Shares assets on an ongoing basis, and over time these fees will increase the cost of your investment in the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.
Class C Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Funds’ Class C Shares pay distribution fees of 0.75% annually for the sale and distribution of Class C Shares. Under the shareholder services plan, the Funds’ Class C Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class C shareholders. Because both of these fees are paid out of the Funds’ Class C Share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class C Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.
Class R5 Shares participate in the Funds’ Rule 12b-1 distribution and shareholder services plan. Under the plan, the Class R5 Shares pay distribution fees of 0.25% on an annual basis for the sale and distribution of Class R5 Shares and pay shareholder services fees of 0.25% on an annual basis for services provided to Class R5 shareholders. Because these fees are paid out of the Class R5 Share assets on an ongoing basis, over time these fees will increase the cost of an investment in Class R5 Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.
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Class M, Class R1, Class S and Class Y Shares do not participate in either the Funds’ distribution plan or the Funds’ shareholder services plan.
Pursuant to the Funds' Rule 12b-1 distribution and shareholder service plans, Financial Intermediaries may receive: distribution compensation from the Funds' Distributor with respect to Class A Shares of the Funds; distribution compensation and shareholder services compensation from the Funds' Distributor with respect to Class C Shares of the Funds; and/or distribution compensation and shareholder services compensation from the Funds' Distributor with respect to Class R5 Shares of the Funds. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.
In addition to the foregoing payments, the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay for services such as marketing support, education and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.
RIFUS may also make cash payments, from its own resources, to key Financial Intermediaries and their service providers (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay for services such as account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Funds available to its customers and may allow the Funds greater access to the customers of the Financial Intermediary.
The Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.
To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Funds’ Distributor also offers them a range of complimentary software tools and educational services. The Funds’ Distributor provides such tools and services from its own resources.
Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIM.
additional information about HOW TO PURCHASE SHARES
Shares are only available through a select network of Financial Intermediaries unless you are eligible to participate in a Russell Investments employee investment program. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.
Class S Shares
Class S Shares may only be purchased by:
(1)
clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee, or other similar fee for their services for the shareholder account in which the Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)
employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level or omnibus accounts on
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behalf of participants. SEP IRA, SIMPLE IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)
clients of Financial Intermediaries who are members of Russell Investments;
(4)
individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)
current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class S Shares of the Funds and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class S Shares may also be available on brokerage platforms of firms that have agreements with the Funds’ Distributor to offer such Shares when acting as an agent for the investor for the purchase or sale of such Shares.  If you transact in Class S Shares through one of these brokerage programs, you may be required to pay a commission and/or other forms of compensation to the broker, which are not reflected in the tables under the Choosing A Class of Shares To Buy or Front-End Sales Charges sections above.  The Funds’ Distributor does not receive any portion of the commission or compensation.
Class R1 and R5 Shares
Class R1 and R5 Shares are available only to (1) employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants, (2) 401(k) rollover accounts investing through recordkeeping platforms where the platform has a sales agreement with the Funds' distributor to sell Class R1 or R5 Shares and consolidates and holds all Fund Shares in omnibus accounts on behalf of shareholders or (3) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from registration under the Securities Act of 1933. Class R1 and R5 Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEP-IRAs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.
Class M Shares
Class M Shares may only be purchased by:
(1)
clients of certain Financial Intermediaries who charge an advisory fee, management fee, consulting fee, or other similar fee for their services for the shareholder account in which the Class M Shares are held; or
(2)
clients of certain Financial Intermediaries where the Financial Intermediary would typically charge a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest; or
(3)
current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class M Shares of the Funds and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
In addition, Class M Shares are available only to shareholders who transact on or through advisory platforms in which the shareholder directly or indirectly pays a portion of the costs to service their accounts, which may include transaction fees or account service fees, or other similar financial arrangements. Financial Intermediaries must have an agreement with the Funds’ Distributor to offer Class M Shares.
The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.
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Minimum Initial Investment
There is currently no required minimum initial investment for the Funds offered by this Prospectus. However, each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares. Prior to closing an account, the Funds will provide reasonable notice and in certain cases, the Funds may offer an opportunity to increase the account balance.
Other Information
If you purchase, redeem, exchange, convert or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIM, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.
Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.
Foreign Investors: A Financial Intermediary may offer and sell the Funds to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where a Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories.
Without the prior approval of a Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of a Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors. If you invest directly through the Funds and a foreign address is added onto your account, the Funds will not be able to accept additional purchases and will discontinue any automated purchases into the account.
Offering Dates and Times
Purchases can be made on any day when Shares are offered. You may purchase Shares through a Financial Intermediary on any business day of the Funds (defined as a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). Certain authorized Fund agents have entered into agreements with the Funds’ Distributor or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Funds on behalf of Financial Intermediaries. Some, but not all, Financial Intermediaries are Fund agents, and some, but not all, Fund agents are Financial Intermediaries.
Purchase orders must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any purchase order received after the purchase order cut-off time will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is.
If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and accept purchase orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt
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trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day. If this were to occur, the Funds’ management believes there will not be an adequate market to meet purchase orders for that day and the Funds will close when trading is halted.  Any purchase orders received before the Funds close due to a Level 3 halt will be processed at that day’s calculated net asset value per share. Any purchase orders received after the Funds close due to a Level 3 halt will be processed on the following business day at the next calculated net asset value per share.
A Fund reserves the right to close, and therefore not accept purchase orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
Order and Payment Procedures
Generally, you must place purchase orders for Fund Shares through a Financial Intermediary, in U.S. dollars. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement.
For certain investment programs where your account is held directly with the Funds’ Transfer Agent, you must consult with the investment program to determine the requirements for investing. If your account is held directly with the Funds through certain investment programs, you may purchase, redeem or exchange Fund Shares by mail, internet or telephone. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
For such investment programs, cash, checks drawn on credit card accounts, cashiers checks, money orders, travelers checks and other cash equivalents will not be accepted by the Funds’ Transfer Agent. Certain investors whose accounts are held directly with the Funds may be prohibited from purchasing additional Shares of the Funds.
Automated Investment Program
Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. With the exception of initial purchases (in certain Share Classes), the Funds do not require minimum investment amounts or specific dates for automated purchases; however, your Financial Intermediary may set certain restrictions for this option. If you would like to establish an automated investment program or for further information, please contact your Financial Intermediary.
You may discontinue the automated investment program, or change the amount and timing of your investments by contacting your Financial Intermediary.
EXCHANGE and conversion PRIVILEGE
How to Exchange or Convert Shares
Exchanges Between Funds. Depending on the Share Class you are invested in and your Financial Intermediary’s policies, you may exchange Shares you own in one Fund for Shares of any other Fund offered by RIC if you meet any applicable initial minimum investment and investor eligibility requirements stated in the Prospectus for that Fund. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.
An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.
Share Class Conversions. Depending on the Share Class you are invested in and your Financial Intermediary’s policies, you may convert certain Classes of Shares you own of a Fund for Shares of a different Class of Shares of that Fund. You must meet any applicable initial minimum investment requirement and investor eligibility requirements stated in the Prospectus or required by your Financial Intermediary.
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Depending upon the policies of your Financial Intermediary, in certain circumstances you may convert Class C Shares to Class A Shares without the incurrence of a front-end sales charge.
Conversion of Class C Shares. The Funds will convert Class C Shares held for eight years to Class A Shares without the incurrence of a front-end sales charge.  If your account is held through a Financial Intermediary, your Financial Intermediary may be responsible for this conversion.  As of January 1, 2019 (the “Effective Date”), the Funds and certain Financial Intermediaries may not have been tracking such holding periods and therefore may not be able to process such conversions for Shares acquired prior to the Effective Date.  In such instances, the automatic conversion of Class C Shares to Class A Shares will occur no later than eight years after the Effective Date.
Please contact your Financial Intermediary for information related to their conversion policies.
RIFUS believes that a conversion between Classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
Contact your Financial Intermediary for assistance in exchanging or converting Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange or conversion in writing, please contact your Financial Intermediary.
For all Classes of Shares, exchanges and conversions must be made through your Financial Intermediary.
If your account is held directly with the Funds through certain investment programs, you may request an exchange of Fund Shares by mail, internet or telephone. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
Systematic Exchange Program
Your Financial Intermediary may offer a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds in an established account. With the exception of initial purchases (for certain Share Classes), the Funds do not require minimum exchange amounts or specific dates for systematic exchanges; however, your Financial Intermediary may set certain restrictions for this option. If you would like to establish a systematic exchange program or for further information, please contact your Financial Intermediary.
A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.
You may discontinue a systematic exchange program, or change the amount and timing of exchanges, by contacting your Financial Intermediary.
RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS
The Board has adopted frequent trading policies and procedures which are described below. The Funds will apply these policies uniformly. The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Each action specified below may be taken by a Fund and/or one of its agents (i.e., RIM or RIFUS).
Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund determines that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.
In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.
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Frequent Trading Policies and Limitations on Trading Activity
Frequent trading of Fund Shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.
Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of Shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.
While the Funds monitor for substantive trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.
If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase Shares of any Fund advised by RIM may be permanently revoked.
If the Funds do not have direct access to the shareholder's account to implement the purchase revocation, the Funds will require the  shareholder's Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the  shareholder's Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.
Any exception to the revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer (“CCO”).
The Funds will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.
In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary's frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Any reliance by the Funds on a Financial Intermediary's frequent trading policies must be approved by the CCO after a determination that such policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.
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This policy will not apply to:
●
Money Market Funds. The Board of Trustees believes that it is unnecessary for any money market fund to have frequent trading policies because these funds may be used as short term investments.
●
Transactions in a Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. RIM and the Board of Trustees believe these transactions do not offer the opportunity for price arbitrage.
●
Institutional accounts, including but not limited to, foundations, endowments or defined benefit plans, where the transactions are a result of the characteristics of the account (e.g., donor directed activity or funding or disbursements of defined benefit plan payments) rather than a result of implementation of an investment strategy, so long as such transactions do not interfere with the efficient management of a Fund’s portfolio or are otherwise not in a Fund’s best interests.
●
Trading associated with asset allocated programs where the asset allocation has been developed by RIM or an affiliate of RIM and RIM has transparency into the amount of trading and the ability to monitor and assess the impact to the Funds or scheduled rebalancing of asset allocated programs based on set trading schedules within specified limits.
●
Systematic purchase or redemption programs, and transactions not directed by the shareholder or participant, such as payroll contributions and distribution reinvestments.
In applying the policy on limitations on trading activity, the Funds consider the information available at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.
This policy will not affect any shareholder’s redemption rights.
Risks of Frequent Trading
Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending or a line of credit (each, if available), and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending/line of credit would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance.
Additionally, to the extent that a Fund invests in an Underlying Fund that invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund Shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These Underlying Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what they believe to be the fair value of the foreign securities as of the valuation time. To the extent that an Underlying Fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund Shares held by other shareholders.
Because certain securities may be traded infrequently, to the extent that a Fund invests in an Underlying Fund that invests significantly in such securities, investors may seek to trade Fund Shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than Underlying Funds which invest in highly liquid securities, in part because the Underlying Fund may have difficulty selling securities that are traded infrequently at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund Shares held by other shareholders.
Limitations on the Ability to Detect and Curtail Frequent Trading
The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus
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accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds will be able to identify each such shareholder in an omnibus account or curtail their trading practices.
Any exceptions to this policy may only be made by the CCO, after a determination that the transaction does not constitute improper trading or other trading activity that may be harmful to the Funds.
The Underlying Funds have similar frequent trading policies.  Please see the Prospectus of the Underlying Funds for further details.
additional information about HOW TO REDEEM SHARES
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption orders must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any redemption requests received after the redemption order cut-off time will be processed on the following business day at the next calculated net asset value per share.
If the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day of the Funds and accept redemption orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Funds’ management believes there remains an adequate market to meet purchase and redemption orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation's stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day. If this were to occur, the Funds’ management believes there will not be an adequate market to meet redemption orders for that day and the Funds will close when trading is halted. Any redemption orders received before the Funds close due to a Level 3 halt will be processed at that day’s calculated net asset value per share. Any redemption orders received after the Funds close due to a Level 3 halt will be processed on the following business day at the next calculated net asset value per share.
A Fund reserves the right to close, and therefore not accept redemption orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day.
Shares recently purchased by check or Automated Clearing House (“ACH”) directly to the Fund may not be available for redemption for 7 days following the purchase or until the check or ACH clears, whichever occurs first, to assure that a Fund has received payment for your purchase.
Redemption Dates and Times
Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Funds prior to the Funds’ order transmission cut off time, please ask your Financial Intermediary what the cut off time is.
If your account is held directly with the Funds through certain investment programs, you may redeem Fund Shares by mail, internet or telephone subject to certain limitations. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
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Systematic Withdrawal Program
Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. The Funds do not require specific redemption amounts or specific dates for systematic withdrawals; however, your Financial Intermediary may set certain restrictions for this option. Please contact your Financial Intermediary for further information.
When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.
For Class A Shares, if your Financial Intermediary was paid a commission by the Funds' Distributor on your Class A Shares and you redeem those Class A Shares within one year of purchase, you may pay a deferred sales charge of 1%.
You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.
PAYMENT OF REDEMPTION PROCEEDS
Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.
When you redeem your Shares, a Fund will ordinarily pay your redemption proceeds to your Financial Intermediary for your benefit on the next business day after the Fund receives the redemption request in proper form or as otherwise requested by your Financial Intermediary. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary. For certain investment programs where your account is held directly with the Funds’ Transfer Agent, the length of time that the Funds typically pay redemption proceeds from redemption requests varies based on the method by which you elect to receive the proceeds. Your redemption proceeds will be paid in one of the following manners: (1) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record on the next business day after the Funds receive a redemption request in proper form; or (2) if you have established the electronic redemption option, your redemption proceeds can be (a) wired to your predesignated bank account on the next business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (“EFT”) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System. Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to seven days, as permitted by law. The Funds reserve the right to temporarily hold redemption proceeds from a natural person age 65 or older or age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own financial interests from actual or attempted exploitation. The Transfer Agent is not required to hold redemption proceeds in these circumstances and does not assume any obligation to do so.
Under normal market conditions, the Funds expect to meet redemption orders by using holdings of cash/cash equivalents and/or proceeds from the sale of portfolio holdings. The Funds maintain cash reserves and RIM may increase or decrease a Fund’s cash reserves in anticipation of redemption activity. Under stressed market conditions, a Fund may be forced to sell securities in order to meet redemption requests, which may result in a Fund selling such securities at an inopportune time and/or for a price below the price a Fund would expect to receive under normal market conditions. While the Funds do not routinely use redemptions in-kind, each Fund reserves the right to use redemptions in-kind to manage the impact of larger redemptions on a Fund. See “OTHER INFORMATION ABOUT SHARE TRANSACTIONS – Redemption In-Kind” below for additional information on a Fund’s use of redemptions in-kind.
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OTHER INFORMATION ABOUT SHARE TRANSACTIONS
Written Instructions
Written instructions must be in proper form as determined by your Financial Intermediary. For certain investment programs where your account is held directly with the Funds’ Transfer Agent, the Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:
●
The Fund name and account number
●
Details related to the transaction including type and amount
●
Signatures of all owners exactly as registered on the account
●
Any supporting legal documentation that may be required
If your account is held directly with the Funds, in order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:
Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430
Overnight Mail: Russell Investments, 801 Pennsylvania Ave, Suite 219430, Kansas City, MO 64105-1307
Telephone or Internet Instructions
Contact your Financial Intermediary to determine their policy and requirements regarding telephone or internet transactions.
If your account is held directly with the Fund, through certain investment programs, you may purchase, exchange or redeem shares by telephone or internet. Generally, through certain investment programs, you are automatically eligible to redeem or exchange shares by telephone or the internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.
RIC and RIFUS are not liable for any loss, cost, expense or other liability resulting from complying with telephone or internet instructions that are deemed to be genuine. RIC and RIFUS will employ reasonable procedures to confirm that telephone or internet instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, RIC and/or RIFUS may be liable for losses due to unauthorized or fraudulent instructions.
Telephone conversations you have with the Funds may be monitored or recorded for quality assurance, verification, and recordkeeping purposes. By speaking to the Funds on the telephone, you consent to such monitoring and recording.
Responsibility for Fraud
Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.
Signature Guarantee
Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
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Escheatment and Inactivity
For any accounts held directly at the Funds, the Funds will comply with all federal search and notification requirements, as defined in section 17AD-17 of the Securities Exchange Act of 1934, as amended. Should the assets be determined to be abandoned, then the Funds are legally obligated to escheat said abandoned property to the appropriate state’s unclaimed property administrator, as determined by the owner’s last known address of record.
Furthermore, the Funds will comply with any and all state regulations regarding “inactivity.” Broadly described, state inactivity rules define time periods during which, and specific means by which, shareholders must “contact” their assets, i.e. the Funds, the Funds’ agent and/or their Financial Intermediary. The Funds are legally obligated to escheat inactive assets to the state of jurisdiction as identified by the owner’s address of record.
In order to prevent escheatment of your account, consider keeping your contact information updated and actively engaging with your account to avoid it being deemed inactive per the regulations in your state of residence.
It is the intention of the Funds to comply with the appropriate regulative body for each given instance. For additional information, questions, or concerns regarding these regulations, please contact the Abandoned/Unclaimed Property division of your state of residence, or please contact your Financial Intermediary.
Texas state residents may designate a representative for purposes of escheatment notification. Please contact your Financial Intermediary for additional information.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to uncashed checks, the Funds may convert your distribution option to have all dividends and/or other distributions reinvested in additional Shares.
Registration of Fund Accounts
Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.
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FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months. Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual financial statements and other information in Form N-CSR, which is available upon request.
The information in the following tables represents the Financial Highlights for all Funds' Share Classes that had
Shares outstanding as of October 31, 2025.
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Conservative Strategy Fund
Class A
October 31, 2025	8.83	.38	.30	.68	(.37)	—	—
October 31, 2024	7.96	.27	.87	1.14	(.27)	—	—
October 31, 2023	8.00	.19	(.04)	.15	(.19)	—	—
October 31, 2022	10.32	.28	(1.88)	(1.60)	(.26)	(.45)	(.01)
October 31, 2021	9.65	.15	.72	.87	(.16)	(.04)	—
Class C
October 31, 2025	8.56	.29	.30	.59	(.31)	—	—
October 31, 2024	7.73	.20	.84	1.04	(.21)	—	—
October 31, 2023	7.78	.13	(.04)	.09	(.14)	—	—
October 31, 2022	10.07	.22	(1.85)	(1.63)	(.20)	(.45)	(.01)
October 31, 2021	9.47	.08	.70	.78	(.14)	(.04)	—
Class R1
October 31, 2025	8.97	.38	.34	.72	(.39)	—	—
October 31, 2024	8.08	.31	.82	1.18	(.29)	—	—
October 31, 2023	8.12	.23	(.05)	.18	(.22)	—	—
October 31, 2022	10.45	.40	(1.99)	(1.59)	(.27)	(.45)	(.02)
October 31, 2021	9.75	.21	.69	.90	(.16)	(.04)	—
Class R5
October 31, 2025	8.92	.36	.31	.67	(.35)	—	—
October 31, 2024	8.04	.26	.87	1.13	(.25)	—	—
October 31, 2023	8.08	.20	(.06)	.14	(.18)	—	—
October 31, 2022	10.42	.28	(1.92)	(1.64)	(.24)	(.45)	(.01)
October 31, 2021	9.75	.14	.72	.86	(.15)	(.04)	—
Class S
October 31, 2025	8.96	.41	.29	.70	(.38)	—	—
October 31, 2024	8.07	.29	.88	1.17	(.28)	—	—
October 31, 2023	8.11	.23	(.06)	.17	(.21)	—	—
October 31, 2022	10.44	.32	(1.92)	(1.60)	(.27)	(.45)	(.01)
October 31, 2021	9.75	.18	.71	.89	(.16)	(.04)	—
See Notes to Financial Highlights at the end of this section.
114

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate

(.37)	9.14	7.9	29,892.95		.54	4.24	22
(.27)	8.83	14.37	34,866.93		.52	3.11	6
(.19)	7.96	1.86	33,933.91		.49	2.33	35
(.72)	8.00	(16.58)	36,149.86		.49	3.14	8
(.20)	10.32	9.05	50,481.84		.49	1.50	51

(.31)	8.84	7.07	21,939	1.70	1.29	3.40	22
(.21)	8.56	13.52	27,330	1.68	1.27	2.39	6
(.14)	7.73	1.09	32,126	1.66	1.24	1.65	35
(.66)	7.78	(17.21)	39,763	1.61	1.24	2.48	8
(.18)	10.07	8.25	61,402	1.59	1.24	.78	51

(.39)	9.30	8.30	472.70		.22	4.25	22
(.29)	8.97	14.72	326.68		.20	3.48	6
(.22)	8.08	2.13	358.66		.17	2.76	35
(.74)	8.12	(16.26)	432.60		.17	4.21	8
(.20)	10.45	9.36	1,994.59		.17	2.05	51

(.35)	9.24	7.72	2,430	1.20	.72	3.97	22
(.25)	8.92	14.16	3,030.95		.46	3.45	6
(.18)	8.04	1.65	3,206	1.16	.67	2.33	35
(.70)	8.08	(16.73)	4,231	1.11	.67	3.10	8
(.19)	10.42	8.90	6,087	1.09	.67	1.38	51

(.38)	9.28	8.07	4,877.70		.35	4.59	22
(.28)	8.96	14.61	6,361.68		.33	3.34	6
(.21)	8.07	2.00	6,509.66		.30	2.73	35
(.73)	8.11	(16.36)	10,320.61		.30	3.53	8
(.20)	10.44	9.21	20,922.59		.30	1.77	51

115

FINANCIAL HIGHLIGHTS, continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Moderate Strategy Fund
Class A
October 31, 2025	9.57	.35	.66	1.01	(.34)	—	—
October 31, 2024	8.27	.24	1.30	1.54	(.24)	—	—
October 31, 2023	8.32	.23	.05	.28	(.22)	(.11)	—
October 31, 2022	11.11	.37	(2.09)	(1.72)	(.37)	(.70)	—
October 31, 2021	9.59	.18	1.46	1.64	(.12)	—	—
Class C
October 31, 2025	9.13	.25	.65	.90	(.28)	—	—
October 31, 2024	7.91	.16	1.24	1.40	(.18)	—	—
October 31, 2023	7.99	.16	.04	.20	(.17)	(.11)	—
October 31, 2022	10.73	.28	(1.99)	(1.71)	(.33)	(.70)	—
October 31, 2021	9.32	.10	1.41	1.51	(.10)	—	—
Class R1
October 31, 2025	9.73	.36	.70	1.06	(.36)	—	—
October 31, 2024	8.4	.27	1.32	1.59	(.26)	—	—
October 31, 2023	8.45	.26	.04	.30	(.24)	(.11)	—
October 31, 2022	11.25	.39	(2.10)	(1.71)	(.39)	(.70)	—
October 31, 2021	9.70	.22	1.45	1.67	(.12)	—	—
Class R5
October 31, 2025	9.58	.32	.67	.99	(.32)	—	—
October 31, 2024	8.28	.21	1.31	1.52	(.22)	—	—
October 31, 2023	8.34	.23	.02	.25	(.20)	(.11)	—
October 31, 2022	11.13	.36	(2.09)	(1.73)	(.36)	(.70)	—
October 31, 2021	9.63	.15	1.46	1.61	(.11)	—	—
Class S
October 31, 2025	9.69	.38	.67	1.05	(.36)	—	—
October 31, 2024	8.37	.26	1.31	1.57	(.25)	—	—
October 31, 2023	8.42	.25	.04	.29	(.23)	(.11)	—
October 31, 2022	11.22	.41	(2.12)	(1.71)	(.39)	(.70)	—
October 31, 2021	9.68	.22	1.44	1.66	(.12)	—	—
See Notes to Financial Highlights at the end of this section.
116

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate

(.34)	10.24	10.83	69,059.82		.50	3.55	21
(.24)	9.57	18.69	68,913.82		.50	2.56	4
(.33)	8.27	3.33	65,753.83		.49	2.69	40
(1.07)	8.32	(17.00)	72,796.81		.49	3.87	8
(.12)	11.11	17.18	100,956.80		.49	1.70	53

(.28)	9.75	10.08	33,227	1.57	1.25	2.74	21
(.18)	9.13	17.75	38,976	1.57	1.25	1.83	4
(.28)	7.91	2.52	42,428	1.58	1.24	1.98	40
(1.03)	7.99	(17.59)	50,723	1.56	1.24	3.06	8
(.10)	10.73	16.26	74,867	1.55	1.24	.94	53

(.36)	10.43	11.19	1,935.56		.25	3.60	21
(.26)	9.73	19.01	1,233.58		.25	2.89	4
(.35)	8.40	3.51	1,355.58		.24	2.96	40
(1.09)	8.45	(16.70)	1,425.56		.24	4.12	8
(.12)	11.25	17.37	1,851.54		.24	2.04	53

(.32)	10.25	10.58	4,465	1.07	.75	3.29	21
(.22)	9.58	18.40	3,870	1.07	.75	2.29	4
(.31)	8.28	2.98	3,619	1.08	.74	2.69	40
(1.06)	8.34	(17.13)	5,117	1.06	.74	3.76	8
(.11)	11.13	16.82	7,431	1.05	.74	1.41	53

(.36)	10.38	11.06	16,988.57		.33	3.86	21
(.25)	9.69	18.87	18,358.57		.33	2.76	4
(.34)	8.37	3.44	18,760.58		.32	2.88	40
(1.09)	8.42	(16.81)	20,928.56		.32	4.30	8
(.12)	11.22	17.28	35,516.55		.32	2.07	53

117

FINANCIAL HIGHLIGHTS, continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Distributions in Excess
Balanced Strategy Fund
Class A
October 31, 2025	10.72	.33	1.11	1.44	(.32)	—	—
October 31, 2024	8.89	.20	1.83	2.03	(.20)	—	—
October 31, 2023	8.81	.17	.29	.46	(.16)	(.22)	—
October 31, 2022	12.40	.38	(2.25)	(1.87)	(.40)	(1.32)	—
October 31, 2021	9.93	.25	2.45	2.70	(.23)	—	—
Class C
October 31, 2025	10.19	.21	1.08	1.29	(.28)	—	—
October 31, 2024	8.48	.11	1.75	1.86	(.15)	—	—
October 31, 2023	8.44	.09	.29	.38	(.12)	(.22)	—
October 31, 2022	11.97	.29	(2.16)	(1.87)	(.34)	(1.32)	—
October 31, 2021	9.59	.14	2.39	2.53	(.15)	—	—
Class R1
October 31, 2025	10.98	.37	1.13	1.50	(.34)	—	—
October 31, 2024	9.09	.22	1.88	2.10	(.21)	—	—
October 31, 2023	8.99	.20	.29	.49	(.17)	(.22)	—
October 31, 2022	12.62	.41	(2.30)	(1.89)	(.42)	(1.32)	—
October 31, 2021	10.10	.30	2.47	2.77	(.25)	—	—
Class R5
October 31, 2025	10.72	.31	1.09	1.40	(.30)	—	—
October 31, 2024	8.90	.17	1.83	2.00	(.18)	—	—
October 31, 2023	8.82	.16	.28	.44	(.14)	(.22)	—
October 31, 2022	12.42	.37	(2.28)	(1.91)	(.37)	(1.32)	—
October 31, 2021	9.95	.21	2.46	2.67	(.20)	—	—
Class S
October 31, 2025	10.96	.37	1.11	1.48	(.33)	—	—
October 31, 2024	9.08	.22	1.87	2.09	(.21)	—	—
October 31, 2023	8.98	.19	.30	.49	(.17)	(.22)	—
October 31, 2022	12.61	.43	(2.32)	(1.89)	(.42)	(1.32)	—
October 31, 2021	10.09	.29	2.48	2.77	(.25)	—	—
See Notes to Financial Highlights at the end of this section.
118

$ Return of Capital	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate

—	(.32)	11.84	13.65	326,715.70		.55	2.98	25
—	(.20)	10.72	22.84	331,560.71		.53	1.94	3
—	(.38)	8.89	5.21	312,806.73		.47	1.80	37
—	(1.72)	8.81	(17.35)	340,785.74		.47	3.71	8
—	(.23)	12.40	27.33	469,854.73		.47	2.09	59

—	(.28)	11.20	12.78	171,631	1.45	1.30	1.98	25
—	(.15)	10.19	21.95	190,014	1.46	1.28	1.18	3
—	(.34)	8.48	4.44	195,869	1.48	1.22	1.06	37
—	(1.66)	8.44	(18.03)	230,023	1.49	1.22	3.02	8
—	(.15)	11.97	26.49	345,256	1.48	1.22	1.20	59

—	(.34)	12.14	13.84	12,064.45		.34	3.27	25
—	(.21)	10.98	23.15	9,584.46		.32	2.11	3
—	(.39)	9.09	5.47	8,129.48		.26	2.07	37
—	(1.74)	8.99	(17.21)	8,608.49		.26	3.98	8
—	(.25)	12.62	27.59	12,249.48		.26	2.49	59

—	(.30)	11.82	13.26	16,893.95		.84	2.76	25
—	(.18)	10.72	22.47	17,894.96		.82	1.65	3
—	(.36)	8.90	4.97	14,598.98		.76	1.70	37
—	(1.69)	8.82	(17.64)	21,682.99		.76	3.68	8
—	(.20)	12.42	26.93	32,161.98		.76	1.79	59

—	(.33)	12.11	13.72	90,609.45		.40	3.25	25
—	(.21)	10.96	23.02	91,226.46		.38	2.09	3
—	(.39)	9.08	5.44	85,628.48		.32	1.98	37
—	(1.74)	8.98	(17.27)	95,302.49		.32	4.18	8
—	(.25)	12.61	27.56	157,073.48		.32	2.38	59

119

FINANCIAL HIGHLIGHTS, continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Distributions in Excess
Aggressive Strategy Fund
Class A
October 31, 2025	12.60	.31	1.68	1.99	(.29)	(.17)	—
October 31, 2024	10.11	.19	2.49	2.68	(.19)	—	—
October 31, 2023	9.90	.15	.52	.67	(.13)	(.31)	—
October 31, 2022	14.22	.45	(2.57)	(2.12)	(.48)	(1.72)	—
October 31, 2021	10.62	.26	3.51	3.77	(.16)	(.01)	—
Class C
October 31, 2025	11.64	.13	1.62	1.75	(.24)	(.17)	—
October 31, 2024	9.39	.09	2.30	2.39	(.14)	—	—
October 31, 2023	9.26	.07	.49	.56	(.11)	(.31)	—
October 31, 2022	13.48	.33	(2.40)	(2.07)	(.43)	(1.72)	—
October 31, 2021	10.09	.12	3.38	3.50	(.10)	(.01)	—
Class R1
October 31, 2025	12.96	.36	1.73	2.09	(.31)	(.17)	—
October 31, 2024	10.39	.23	2.56	2.79	(.22)	—	—
October 31, 2023	10.14	.23	.49	.72	(.14)	(.31)	—
October 31, 2022	14.51	.49	(2.63)	(2.14)	(.51)	(1.72)	—
October 31, 2021	10.82	.32	3.57	3.89	(.19)	(.01)	—
Class R5
October 31, 2025	12.59	.29	1.67	1.96	(.28)	(.17)	—
October 31, 2024	10.11	.17	2.49	2.66	(.18)	—	—
October 31, 2023	9.91	.15	.50	.65	(.13)	(.31)	—
October 31, 2022	14.24	.47	(2.62)	(2.15)	(.46)	(1.72)	—
October 31, 2021	10.63	.23	3.53	3.76	(.14)	(.01)	—
Class S
October 31, 2025	12.94	.37	1.71	2.08	(.31)	(.17)	—
October 31, 2024	10.37	.27	2.51	2.78	(.21)	—	—
October 31, 2023	10.13	.19	.52	.71	(.14)	(.31)	—
October 31, 2022	14.50	.51	(2.65)	(2.14)	(.51)	(1.72)	—
October 31, 2021	10.81	.31	3.57	3.88	(.18)	(.01)	—
See Notes to Financial Highlights at the end of this section.
120

$ Return of Capital	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate

—	(.46)	14.13	16.19	352,032.71		.58	2.38	26
—	(.19)	12.60	26.58	346,436.72		.57	1.59	3
(.02)	(.46)	10.11	6.85	304,194.74		.55	1.45	30
—	(2.20)	9.90	(17.53)	308,433.74		.55	3.98	10
—	(.17)	14.22	35.55	421,040.74		.57	1.97	61

—	(.41)	12.98	15.39	145,559	1.46	1.33	1.12	26
—	(.14)	11.64	25.49	153,149	1.47	1.32	0.81	3
(.01)	(.43)	9.39	6.14	151,867	1.49	1.30	.69	30
—	(2.15)	9.26	(18.22)	173,038	1.49	1.30	3.11	10
—	(.11)	13.48	34.70	247,152	1.49	1.32	.94	61

—	(.48)	14.57	16.56	5,481.46		.28	2.64	26
—	(.22)	12.96	26.86	4,098.47		.27	1.87	3
(.02)	(.47)	10.39	7.21	3,220.49		.25	2.15	30
—	(2.23)	10.14	(17.29)	4,899.49		.25	4.24	10
—	(.20)	14.51	35.98	6,672.49		.27	2.39	61

—	(.45)	14.10	15.91	11,606.96		.78	2.24	26
—	(.18)	12.59	26.32	13,156.97		.77	1.39	3
(.01)	(.45)	10.11	6.63	12,777.99		.75	1.42	30
—	(2.18)	9.91	(17.71)	19,144.99		.75	4.14	10
—	(.15)	14.24	35.44	29,994.99		.77	1.73	61

—	(.48)	14.54	16.47	102,559.46		.33	2.76	26
—	(.21)	12.94	26.88	93,820.47		.32	2.21	3
(.02)	(.47)	10.37	7.10	115,355.49		.30	1.77	30
—	(2.23)	10.13	(17.34)	121,694.49		.30	4.38	10
—	(.19)	14.50	35.98	168,847.49		.32	2.31	61

121

FINANCIAL HIGHLIGHTS, continued
	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Distributions in Excess
Equity Aggressive Strategy Fund
Class A
October 31, 2025	15.54	.47	2.21	2.68	(.33)	—	—
October 31, 2024	12.23	.20	3.29	3.49	(.18)	—	—
October 31, 2023	11.90	.19	.69	.88	(.16)	(.38)	—
October 31, 2022	15.88	.59	(3.18)	(2.59)	(.56)	(.83)	—
October 31, 2021	11.52	.27	4.23	4.50	(.14)	—	—
Class C
October 31, 2025	13.07	.05	2.08	2.13	(.27)	—	—
October 31, 2024	10.34	.06	2.79	2.85	(.12)	—	—
October 31, 2023	10.17	.07	.60	.67	(.11)	(.38)	—
October 31, 2022	13.81	.37	(2.68)	(2.31)	(.50)	(.83)	—
October 31, 2021	10.07	.02	3.80	3.82	(.08)	—	—
Class R1
October 31, 2025	15.82	.48	2.29	2.77	(.36)	—	—
October 31, 2024	12.43	.25	3.35	3.60	(.21)	—	—
October 31, 2023	12.06	.24	.71	.95	(.18)	(.38)	—
October 31, 2022	16.08	.66	(3.25)	(2.59)	(.60)	(.83)	—
October 31, 2021	11.66	.38	4.21	4.59	(.17)	—	—
Class R5
October 31, 2025	14.81	.31	2.21	2.52	(.31)	—	—
October 31, 2024	11.68	.18	3.11	3.29	(.16)	—	—
October 31, 2023	11.38	.17	.67	.84	(.15)	(.38)	—
October 31, 2022	15.26	.49	(3.00)	(2.51)	(.54)	(.83)	—
October 31, 2021	11.08	.19	4.11	4.30	(.12)	—	—
Class S
October 31, 2025	15.74	.35	2.40	2.75	(.35)	—	—
October 31, 2024	12.38	.24	3.32	3.56	(.20)	—	—
October 31, 2023	12.02	.23	.70	.93	(.17)	(.38)	—
October 31, 2022	16.02	.68	(3.26)	(2.58)	(.59)	(.83)	—
October 31, 2021	11.62	.32	4.25	4.57	(.17)	—	—
See Notes to Financial Highlights at the end of this section.
122

$ Return of Capital	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(b)(d)	% Portfolio Turnover Rate

—	(.33)	17.89	17.43	132,677.74		.58	2.91	26
—	(.18)	15.54	28.55	157,804.75		.57	1.36	4
(.01)	(.55)	12.23	7.53	131,965.77		.54	1.48	35
—	(1.39)	11.90	(17.79)	123,791.77		.55	4.34	10
—	(.14)	15.88	39.19	161,572.77		.57	1.85	66

—	(.27)	14.93	16.48	86,780	1.49	1.33	.40	26
—	(.12)	13.07	27.62	86,957	1.50	1.32	0.48	4
(.01)	(.50)	10.34	6.74	80,364	1.52	1.29	.62	35
—	(1.33)	10.17	(18.39)	90,793	1.52	1.30	3.15	10
—	(.08)	13.81	38.02	125,995	1.52	1.32	.14	66

—	(.36)	18.23	17.72	3,734.49		.25	2.86	26
—	(.21)	15.82	28.99	2,593.50		.24	1.71	4
(.02)	(.58)	12.43	7.99	2,142.52		.21	1.90	35
—	(1.43)	12.06	(17.57)	2,629.52		.22	4.80	10
—	(.17)	16.08	39.55	3,145.52		.24	2.56	66

—	(.31)	17.02	17.21	4,692.99		.75	2.02	26
—	(.16)	14.81	28.25	4,388	1.00	.74	1.26	4
(.01)	(.54)	11.68	7.48	4,425	1.02	.71	1.38	35
—	(1.37)	11.38	(17.98)	6,567	1.02	.72	3.78	10
—	(.12)	15.26	38.94	7,713	1.02	.74	1.37	66

—	(.35)	18.14	17.67	93,817.49		.33	2.13	26
—	(.20)	15.74	28.80	56,671.50		.32	1.61	4
(.02)	(.57)	12.38	7.88	47,682.52		.29	1.80	35
—	(1.42)	12.02	(17.57)	52,542.52		.30	4.96	10
—	(.17)	16.02	39.45	78,256.52		.32	2.17	66
123

Notes to Financial Highlights – October 31, 2025
(a)
Average daily shares outstanding were used for this calculation.
(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)
Total return for Class A Shares does not reflect a front-end sales charge. If sales charges were included, the total return would be lower. The returns presented herein may differ from the performance reported in the Fund’s Annual Shareholder Report as the returns herein are calculated in accordance with U.S. Generally Accepted Accounting Principles, while the performance in the Fund’s Annual Shareholder Report is calculated in a manner consistent with standardized performance in accordance with Securities and Exchange Commission rules.
(d)
May reflect amounts waived and/or reimbursed by RIM and/or RIFUS.
(e)
The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
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MONEY MANAGER INFORMATION
The money managers of the Underlying Funds are not affiliates of the Funds or Underlying Funds, RIM, RIFUS or the Distributor other than as a result of their management of Underlying Fund assets. Each money manager may be engaged in managing institutional investment accounts and/or may serve as manager or adviser to other investment companies unaffiliated with RIC, other RIC Funds, or to other clients of RIM or its affiliates, including Russell Investments Trust Company. Investments in the Underlying Funds are not deposits with or other liabilities of any of the money managers and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. The money managers do not guarantee the performance of the Underlying Funds or any particular rate of return.
For a complete list of current money managers for the Underlying Funds please see the Underlying Funds' Prospectus. A complete list of current money managers for the Underlying Funds can also be found at https://russellinvestments.com.
When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.
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EXPENSE NOTES
The following notes supplement the Annual Fund Operating Expenses tables in the Risk/Return Summary and provide additional information necessary to understand the expenses provided in those tables:
●
If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.
●
Pursuant to the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class R5 Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C and Class R5 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.
●
Shareholders in the Funds bear indirectly the proportionate expenses of the Underlying Funds in which they invest. “Acquired (Underlying) Fund Fees and Expenses” reflect the indirect expenses borne by the Funds as a result of their investment in the Underlying Funds. The Funds’ Net Annual Fund Operating Expense ratios in the table are based on the Funds’ total direct operating expense ratios plus a weighted average of the expense ratios of the Underlying Funds in which the Funds invest. These Net Annual Fund Operating Expense ratios may be higher or lower depending on the allocation of the Funds’ assets among the Underlying Funds, the actual expenses of the Underlying Funds and the actual expenses of the Funds.
●
“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class C Shares and an administrative fee of up to 0.0425% of average daily net assets for all Classes of Shares.
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PERFORMANCE NOTES
The following notes supplement the Performance tables in the Risk/Return Summary and provide additional information necessary to understand the returns provided in those tables:
The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.
Conservative Strategy Fund
The Conservative Strategy Linked Composite Index represents the returns of a composite index comprised of 15% Russell 3000® Index, 6% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 75% Bloomberg U.S. Universal Bond Index and 2% Bloomberg U.S. Treasury Bill 1 – 3 Month Index through March 11, 2025, the returns of a composite index comprised of 13% Russell 3000® Index, 5% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 1% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 65% Bloomberg U.S. Aggregate Bond Index and 16% ICE BofA US High Yield Index from March 12, 2025 through September 24, 2025, and the returns of a composite index comprised of 12% Russell 3000® Index, 6% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 1% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 65% Bloomberg U.S. Aggregate Bond Index and 16% ICE BofA US High Yield Index thereafter.
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund has not yet issued Class M Shares. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
Moderate Strategy Fund
The Moderate Strategy Linked Composite Index represents the returns of a composite index comprised of 28% Russell 3000® Index, 12% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 55% Bloomberg U.S. Universal Bond Index and 2% Bloomberg U.S. Treasury Bill 1 – 3 Month Index through March 11, 2025, the returns of a composite index comprised of 27% Russell 3000® Index, 11% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 48% Bloomberg U.S. Aggregate Bond Index and 12% ICE BofA US High Yield Index from March 12, 2025 through September 24, 2025, and the returns of a composite index comprised of 25% Russell 3000® Index, 13% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 48% Bloomberg U.S. Aggregate Bond Index and 12% ICE BofA US High Yield Index thereafter.
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund has not yet issued Class M Shares. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
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Balanced Strategy Fund
The Balanced Strategy Linked Composite Index represents the returns of a composite index comprised of 40% Russell 3000® Index, 19% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 35% Bloomberg U.S. Universal Bond Index and 2% Bloomberg U.S. Treasury Bill 1 – 3 Month Index through March 11, 2025, the returns of a composite index comprised of 41% Russell 3000® Index, 17% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 31% Bloomberg U.S. Aggregate Bond Index and 8% ICE BofA US High Yield Index from March 12, 2025 through September 24, 2025, and the returns of a composite index comprised of 38% Russell 3000® Index, 20% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 31% Bloomberg U.S. Aggregate Bond Index and 8% ICE BofA US High Yield Index thereafter.
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund has not yet issued Class M Shares. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
Aggressive Strategy Fund
The Aggressive Strategy Linked Composite Index represents the returns of a composite index comprised of 52% Russell 3000® Index, 25% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 16% Bloomberg U.S. Universal Bond Index and 2% Bloomberg U.S. Treasury Bill 1 – 3 Month Index through March 11, 2025, the returns of a composite index comprised of 54% Russell 3000® Index, 23% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 15% Bloomberg U.S. Aggregate Bond Index and 4% ICE BofA US High Yield Index from March 12, 2025 through September 24, 2025, and the returns of a composite index comprised of 50% Russell 3000® Index, 27% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 15% Bloomberg U.S. Aggregate Bond Index and 4% ICE BofA US High Yield Index thereafter.
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund has not yet issued Class M Shares. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
Equity Aggressive Strategy Fund
The Equity Aggressive Strategy Linked Composite Index represents the returns of a composite index comprised of 57% Russell 3000® Index, 29% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 6% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 6% Bloomberg U.S. Universal Bond Index and 2% Bloomberg U.S. Treasury Bill 1 – 3 Month Index through March 11, 2025, the returns of a composite index comprised of 60% Russell 3000® Index, 26% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 7% Bloomberg U.S. Aggregate Bond Index and 2% ICE BofA US High Yield Index from March 12, 2025 through September 24, 2025, and the returns of a composite index comprised of 56% Russell 3000® Index, 30% MSCI ACWI ex USA Index (net of tax on dividends from
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foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 7% Bloomberg U.S. Aggregate Bond Index and 2% ICE BofA US High Yield Index thereafter.
Prior to September 15, 2017, Class M Shares were designated as Class T Shares. The Fund has not yet issued Class M Shares. The returns shown for Class M Shares are the returns of the Fund’s Class S Shares. Class S Share performance has not been adjusted to reflect the expenses of Class M Shares. To the extent expenses of Class M Shares would have been higher than expenses of Class S Shares for the periods shown, performance would have been lower. Class S Share performance reflects any fee waivers and reimbursements applicable to Class S Shares and returns would have been lower absent these arrangements. Class M Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class M Shares do not have the same expenses as the Class S Shares.
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APPENDIX A
additional information about financial Intermediary-specific sales charge variations, waivers and discounts
This Appendix A discloses Financial Intermediary-specific sales charge variations, waivers and discounts, if any. Please see the Front-End Sales Charges and Deferred Sales Charges sections of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a Fund or through Financial Intermediaries not discussed in this Appendix A. The terms or availability of waivers or discounts may be changed at any time.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary.
Purchases through any Financial Intermediary discussed below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for Shares purchased directly from the Funds (or the Distributor). Financial Intermediary-specific sales charge waivers and/or discounts are implemented and administered by each Financial Intermediary. This Appendix A may be updated from time to time to add additional Financial Intermediaries.
In all instances, it is the shareholder’s responsibility to notify the Fund or Financial Intermediary of any relationship or other facts that may qualify the shareholder for sales charge waivers or discounts at the time of purchase. You may wish to contact your Financial Intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.
Ameriprise Financial
Sales Charge Reductions and Waivers Available from Certain Financial Intermediaries
The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor's responsibility to notify the fund or the investor's financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
●
Transaction size breakpoints, as described in this prospectus or the SAI.
●
Rights of accumulation (ROA), as described in this prospectus or the SAI.
●
Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows
●
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
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●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
●
Shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
●
Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
●
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
●
Redemptions due to death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
●
Redemptions made in connection with a return of excess contributions from an IRA account
●
Shares purchased through a Right of Reinstatement (as defined above)
●
Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Robert W. BAIRD & Co. (“Baird”)
Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-Shares Available at Baird
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
●
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
●
Shares purchased within 90 days following a redemption from an Russell Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
●
A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
●
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
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CDSC Waivers on Investor A and C Shares Available at Baird
●
Shares sold due to death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
●
Shares bought due to returns of excess contributions from an IRA Account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
●
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
●
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
●
Breakpoints as described in this prospectus
●
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Russell assets held by accounts within the purchaser’s household at Baird. Eligible Russell assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
●
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Russell through Baird, over a 13-month period of time
D.A. Davidson & Co.
Effective March 1, 2021, shareholders purchasing Fund shares, including existing Fund shareholders, through a D.A. Davidson & Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI.
Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson
●
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
●
Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).
●
A shareholder in the Funds' Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.
 CDSC Waivers on Class A Shares available at D.A. Davidson
●
Death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
●
Return of excess contributions from an IRA account.
●
Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.
●
Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent
●
Breakpoints as described in this Prospectus.
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●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Fund within the fund family).
●
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
●
Shares acquired through a right of reinstatement.
●
Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A or Class C Shares Available at Janney
●
Shares sold upon the death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
●
Shares purchased in connection with a return of excess contributions from an IRA account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus.
●
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
●
Shares acquired through a right of reinstatement.
●
Shares exchanged into the same share class of a different Fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent
●
Breakpoints as described in the Fund’s Prospectus.
●
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
* Also referred to as an “initial sales charge.”
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J.P. MORGAN SECURITIES LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
●
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
●
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
●
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
●
Shares purchased through rights of reinstatement.
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
●
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
●
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
●
Shares sold upon the death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●
Shares purchased in connection with a return of excess contributions from an IRA account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
●
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
●
Breakpoints as described in the prospectus.
●
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
●
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
MERRILL LYNCH (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
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It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers available at Merrill
●
Shares of mutual funds available for purchases by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●
Shares purchased through a Merrill investment advisory program
●
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
●
Shares purchased through the Merrill Edge Self-Directed platform
●
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
●
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
●
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
●
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g., the fund’s officers or trustees)
●
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date; and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
●
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
●
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
●
Shares sold due to return of excess contributions from an IRA account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
●
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
●
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
●
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
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On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.
●
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.
Morgan stanley wealth management
Effective March 1, 2019, shareholders purchasing Fund Shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A Shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
●
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
●
Shares purchased through a Morgan Stanley self-directed brokerage account
●
Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
●
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
●
Shares purchased by or through a 529 Plan
●
Shares purchased through a OPCO affiliated investment advisory program
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
●
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
●
Employees and registered representatives of OPCO or its affiliates and their family members
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●
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on Class A Shares available at OPCO
●
Death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
●
Return of excess contributions from an IRA Account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
●
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
●
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
●
Breakpoints as described in this Prospectus.
●
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing Fund Shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales load waivers on Class A Shares available at Raymond James
●
Shares purchased in an investment advisory program.
●
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
●
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
●
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the Shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A Shares available at Raymond James
●
Death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●
Return of excess contributions from an IRA Account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
●
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●
Shares acquired through a right of reinstatement.
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Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
●
Breakpoints as described in this Prospectus.
●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
STIFEL
Effective March 1, 2025, shareholders purchasing or holding Russell Investment Company Funds shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Russell Investment Company Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
●
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
●
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
●
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Russell Investment Company Funds.
●
Shares purchased from the proceeds of redeemed shares of Russell Investment Company Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
●
Shares from rollovers into Stifel from retirement plans to IRAs.
●
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
138

●
Purchases of Class 529-A shares through a rollover from another 529 plan.
●
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
●
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
●
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
●
Return of excess contributions from an IRA Account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
●
Shares acquired through a right of reinstatement.
●
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
●
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
●
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
WELLS FARGO CLEARING SERVICES, LLC AND WELLS FARGO ADVISORS FINANCIAL NETWORK, LLC (COLLECTIVELY, “WELLS FARGO ADVISORS”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A Share Front-End Sales Charge Waivers Information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
●
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
●
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A Share Front-End Sales Charge Waivers Information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
●
Shares purchased through a rollover from another 529 plan.
●
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
139

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge Information.
●
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A Front-End Load Discounts.
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
●
Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
●
Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
●
Gift of shares will not be considered when determining breakpoint discounts.
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For more information about the Funds, the following documents are available without charge:
ANNUAL/SEMIANNUAL REPORTS: Additional information about each Fund’s investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.
The annual1 and semiannual reports for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semiannual report, the Funds’ and Underlying Funds' SAI, and other information such as the Funds’ and Underlying Funds' financial statements, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:
Russell Investments
PO Box 219430
Kansas City, MO 64121-9430
Telephone: 1-800-787-7354
The Funds’ and Underlying Funds' SAI, annual and semiannual reports to shareholders and other information such as the Funds’ and Underlying Funds' financial statements are available, free of charge, on the Funds’ website at https://russellinvestments.com.
Each year you are automatically sent an updated Prospectus and annual and semiannual reports for the Funds. You may also occasionally receive notifications of Prospectus changes and proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.
Some Financial Intermediaries may offer electronic delivery of the Funds’ Prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.
You can review reports and other information about the Funds on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand.
1 Due to file size limitations on EDGAR submissions, the annual report was filed as an initial submission, first companion submission and second companion submission.

Distributor: Russell Investments Financial Services, LLC.
Russell Investment Company’s SEC File No. 811-03153
36-08-182 (0326)

RUSSELL INVESTMENT COMPANY
401 Union Street, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
Non-Funds of Funds
March 1, 2026
Russell Investment Company (“RIC” or the “Trust”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds' Prospectus dated March 1, 2026 and any supplements thereto. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
This SAI incorporates by reference the Funds' Annual Report to Shareholders for the year ended October 31, 2025. Due to file size limitations on EDGAR submissions, the Annual Report was filed as an initial submission, first companion submission and second companion submission.
A copy of the Funds' Prospectus, any Prospectus Supplements and Annual Report are available free of charge on the Funds' website at https://russellinvestments.com or by calling Russell Investments at 1-800-787-7354 to request a copy.
As of the date of this SAI, RIC is comprised of 29 Funds. This SAI relates to 24 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Funds.
Ticker Symbol By Class
Fund	A	C	M	R6	S	Y
Multifactor U.S. Equity Fund	RTDAX	RTDCX	RTDTX	RTDRX	RTDSX	RTDYX
Equity Income Fund	RSQAX	REQSX	RAAUX	RUCRX	RLISX	REAYX
Sustainable Aware Equity Fund(1)	REQAX	REQCX	RDFUX	RUDRX	REQTX	REUYX
U.S. Strategic Equity Fund	RSEAX	RSECX	RUSTX	RESRX	RSESX	RUSPX
U.S. Small Cap Equity Fund	RLACX	RLECX	RUNTX	RSCRX	RLESX	REBYX
Multifactor International Equity Fund	RTIAX	RTICX	RTITX	RTIRX	RTISX	RTIYX
International Developed Markets Fund	RLNAX	RLNCX	RNTTX	RIDRX	RINTX	RINYX
Global Equity Fund	RGEAX	RGECX	RGDTX	RGLRX	RGESX	RLGYX
Emerging Markets Fund	REMAX	REMCX	RMMTX	REGRX	REMSX	REMYX
Tax-Managed U.S. Large Cap Fund	RTLAX	RTLCX	RTMTX	—	RETSX	—
Tax-Managed U.S. Mid & Small Cap Fund	RTSAX	RTSCX	RTOUX	—	RTSSX	—
Tax-Managed International Equity Fund	RTNAX	RTNCX	RTIUX	—	RTNSX	—
Tax-Managed Real Assets Fund	RTXAX	RTXCX	RTXMX	—	RTXSX	—
Opportunistic Credit Fund	RGCAX	RGCCX	RGOTX	RGCRX	RGCSX	RGCYX
Long Duration Bond Fund(2)	RMHAX	RMHCX	RMHTX	RMHRX	RMHSX	RMHYX
Strategic Bond Fund	RFDAX	RFCCX	RSYTX	RSBRX	RFCTX	RFCYX
Investment Grade Bond Fund	RFAAX	RFACX	RIWTX	RIGRX	RFATX	RFAYX
Short Duration Bond Fund	RSBTX	RSBCX	RSDTX	RDBRX	RFBSX	RSBYX
Tax-Exempt High Yield Bond Fund	RTHAX	RTHCX	RHYTX	—	RTHSX	—
Tax-Exempt Bond Fund	RTEAX	RTECX	RBCUX	—	RLVSX	—
Global Infrastructure Fund	RGIAX	RGCIX	RGFTX	RGIRX	RGISX	RGIYX
Global Real Estate Securities Fund	RREAX	RRSCX	RETTX	RRSRX	RRESX	RREYX
Multi-Strategy Income Fund	RMYAX	RMYCX	RGYTX	RMIRX	RMYSX	RMYYX
Multi-Asset Strategy Fund(3)	RAZAX	RAZCX	RMATX	RMGRX	RMGSX	RMGYX
(1)
Prior to March 1, 2025, the Fund’s name was Sustainable Equity Fund. Effective on or about March 24, 2026, the Fund will be renamed the Sustainable Equity Fund.
(2)
Prior to September 13, 2023, the Fund’s name was Multifactor Bond Fund.
(3)
Prior to March 1, 2025, the Fund’s name was Multi-Asset Growth Strategy Fund.

TABLE OF CONTENTS

Structure And Governance	1
ORGANIZATION AND BUSINESS HISTORY.	1
SHAREHOLDER MEETINGS.	2
CONTROLLING SHAREHOLDERS.	2
TRUSTEES AND OFFICERS.	2
Operation Of RIC	12
SERVICE PROVIDERS.	12
ADVISER.	12
ADMINISTRATOR.	20
PORTFOLIO MANAGERS.	21
MONEY MANAGERS.	27
CUSTODIAN AND PORTFOLIO ACCOUNTANT.	27
DISTRIBUTOR.	28
TRANSFER AND DIVIDEND DISBURSING AGENT.	28
ORDER PLACEMENT DESIGNEES.	29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	29
CODES OF ETHICS.	29
PLAN PURSUANT TO RULE 18f-3.	30
DISTRIBUTION PLANS.	30
SHAREHOLDER SERVICES PLAN.	32
FUND EXPENSES.	33
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.	33
VALUATION OF FUND SHARES.	37
VALUATION OF PORTFOLIO SECURITIES.	38
PORTFOLIO TURNOVER RATES OF THE FUNDS.	39
DISCLOSURE OF PORTFOLIO HOLDINGS.	40
PROXY VOTING POLICIES AND PROCEDURES.	42
FORUM FOR ADJUDICATION OF DISPUTES.	42
BROKERAGE ALLOCATIONS.	43
BROKERAGE COMMISSIONS.	43
FOREIGN CURRENCY FEES.	53
Investment Restrictions, Policies And CERTAIN INVESTMENTS	54
INVESTMENT RESTRICTIONS.	54
INVESTMENT POLICIES.	56
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.	56
Taxes	101
Tax Information for All Funds.	101
Additional Tax Information With Respect to the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds.	103
Money Manager Information	106
credit Rating definitions	112
Financial Statements	117
Appendix A	118
Appendix B	143

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Fourth Amended and Restated Master Trust Agreement dated December 7, 2020 (as amended, the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting Shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected shareholders. RIC is a registered open-end management investment company. Each of the Funds is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) a front-end sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%. The Class M, Class R6, Class S and Class Y Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Funds’ investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”). RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds. The Funds, other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds, divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM. The Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds are managed directly by RIM and, thus, all references to money managers do not apply to these Funds.
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RIM on behalf of the Emerging Markets and the Global Infrastructure Funds, has claimed temporary exemptions from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and RIM is not subject to registration or regulation as a commodity pool operator under the CEA with respect to each of these Funds. If the Emerging Markets and the Global Infrastructure Funds’ transactions require RIM to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator with respect to the Funds in the future, the Funds may incur additional expense.
Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the CEA, RIM is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the remaining Funds. In order to maintain the exclusion, RIM on behalf of each such Fund must annually affirm to the National Futures Association that RIM and the Fund have met and will continue to meet the conditions necessary to qualify for the exclusion. If a Fund’s transactions require registration as a commodity pool operator and the Fund subsequently operates subject to CFTC regulation, it may incur additional expenses.
SHAREHOLDER MEETINGS.
The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the Trust’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any class of any Fund’s Shares or more than 25% of the voting Shares of any Fund, please refer to Appendix A at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management and operations of the business and affairs of the Trust and does not manage operations on a day-to-day basis. The officers of the Trust, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with the Trust’s management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of the Trust’s management, monitoring or evaluating the performance of the Funds’ service providers, including RIM, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with the Trust’s independent auditors, Fund counsel and independent counsel to the independent trustees (“Independent Trustees”). The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of, among other things, the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds’ advisory contract with RIM and RIM's sub-advisory contracts with the money managers.
The Trustees and the Trust’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of a Fund and: (i) the Trust; (ii) a Fund; (iii) a service provider to the Trust or a Fund; and/or (iv) the Trustees or officers of the Trust.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of the Trust’s Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, at least two-thirds of the Trustees have been elected by shareholders.
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The Trustees and officers of the Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest in different combinations of certain of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of nine Trustees, one of whom, Vernon Barback, is an Interested Trustee. Mr. Barback serves as Vice Chairman of an affiliate of RIM, the Funds’ adviser, and is thus classified as an Interested Trustee. There are eight Independent Trustees, including Julie Dien Ledoux and Michelle L. Cahoon, who serve as the Chairman and Vice Chairman of the Board, respectively. Ms. Ledoux and Ms. Cahoon have served as Chairman and Vice Chairman of the Board, respectively, since 2026.
The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Regulatory and Investment Compliance Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs.
The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds' multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds' money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including the Funds’ CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds’ senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Regulatory and Investment Compliance Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman and Vice Chairman of the Board and the Chairman and Vice Chairman (as applicable) of each of the Board’s Audit, Regulatory and Investment Compliance and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds it oversees, the Funds' share classes, the Funds’ distribution arrangements and the Funds’ manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) the Trust’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Trust’s independent registered public accounting firm; (2) to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for the Trust. It is management’s responsibility to prepare, or oversee the preparation of, the Funds’ financial statements and to maintain appropriate systems for accounting and internal
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controls and the auditor’s responsibility to plan and carry out a proper audit and to express an opinion on the Funds’ financial statements. Currently, the Audit Committee members are Messrs. Jeremy May and Jack R. Thompson and Mses. Michelle L. Cahoon and Ellen M. Needham, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2025, the Audit Committee held 5 meetings.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance and risk matters regarding the operation of the Funds, separately and as a whole; (2) shall review with RIM and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with RIM and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Funds as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of the Trust, or officer or other representative of RIM, any money manager to a Fund or other service provider to the Trust. Currently, the Regulatory and Investment Compliance Committee members are Messrs. Vernon Barback, Michael Day and Raymond P. Tennison, Jr. and Mses. Julie Dien Ledoux and Jeannie Shanahan. For the fiscal year ended October 31, 2025, the Regulatory and Investment Compliance Committee held 4 meetings.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Trust for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating all candidates for membership on the Board, the Nominating and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board the Trust, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In identifying and evaluating Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Michelle L. Cahoon and Julie Dien Ledoux, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2025, the Nominating and Governance Committee held 1 meeting.
Independent Trustees are paid an annual retainer. Meeting attendance fees are paid for special meetings of the Nominating and Governance Committee and for special Board meetings related to consideration or approval of new investment advisory agreements required as a result of any future change of control of RIM.  Chairperson and vice-chairperson fees are paid at the Board and Committee levels.  In addition, Independent Trustees are reimbursed for any travel and other expenses incurred in attending Board and Committee meetings. The Trust's officers are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information for each officer and Trustee of the Funds. The Russell Investments Fund Complex consists of the Trust, Russell Investment Funds (“RIF”), a registered investment company which has nine mutual funds, Russell Investments Exchange Traded Funds (“RIETF”), a registered investment company which has seven exchange traded funds, the Russell Investments Strategic Credit Fund (“RISCF”), a registered closed-end investment company operating as an
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“interval fund,” and the Russell Investments New Economy Infrastructure Fund (“RINEIF”), a registered closed-end investment company operating as an “interval fund.” Each of the Trustees is a trustee of the Trust, RIF, RIETF, RISCF and RINEIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the officers.
Each Trustee possesses the following specific attributes: Ms. Cahoon has had experience as the senior financial executive of other investment companies and their investment adviser and distributor, as well as a certified public accountant who previously provided audit services in the financial sector at a multi-national accounting firm; Mr. Day has had experience as an executive-level leader in corporate finance and accounting, as a member of the boards of other companies and non-profit organizations, and as a certified public accountant; Ms. Ledoux has had investment experience as a portfolio manager and has had experience as a member of the board of trustees of other investment companies; Mr. May has had business, financial services, accounting and investment management experience as a senior executive and board member of financial services, investment management and other organizations, as well as experience as a board member of other investment companies and as a certified public accountant; Ms. Needham has had experience in executive management roles with other financial services institutions and has had experience as a member of the board of trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Shanahan has had financial, risk management, governance and compliance experience in highly regulated industries as a senior executive at large financial institutions, and as a member of the board of a non-profit organization; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Barback has had experience as a senior executive of other financial services companies with responsibility for investment, financial, and operational matters affecting asset managers and related service providers. As a senior officer of an affiliate of RIM, Mr. Barback is in a position to provide the Board with such entity’s perspectives on the management, operations and distribution of the Funds.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Vernon Barback# Born August 24, 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2022 ●Trustee since 2021	●Until successor is chosen and qualified by Trustees ●Until successor is duly elected and qualified	●President and CEO, RIC and RIF ●Vice Chairman, Russell Investments ●From 2022 to 2024, Chief Operating Officer, Russell Investments ●From 2021 to 2022, Chief Administrative Officer, Russell Investments ●From 2019 to 2021, Vice Chairman, Russell Investments	47	None
*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
#
Mr. Barback is Vice Chairman of an affiliate of RIM and is therefore an Interested Trustee.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michelle L. Cahoon Born July 5, 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Vice Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired ●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)	47	●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michael Day Born October 23, 1957 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021	●Until successor is duly elected and qualified	●From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	47
●From 2016 to
2023, Director,
Topa Insurance
Group (insurance
company)
●From 2020 to
2022, Director,
Puppet, Inc.
(information
technology
company)
●Director, Somos,
Inc. (information
technology
company)

Julie Dien Ledoux Born August 17, 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2019 ●Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired	47	None
Jeremy May Born March 30, 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Chairman of the Nominating and Governance Committee since 2025	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) ●Until 2024, Director, TFIN.AI LLC (financial services company) ●Until March 2021, Chief Operating Officer of Magnifi LLC (information technology company)	47
●Trustee, New Age
Alpha Funds
Trust and New
Age Alpha
Variable Funds
Trust (investment
companies)
●Trustee, Bow
River Capital
Evergreen Fund
(investment
company)
●Until 2024,
Director, TFIN.AI
LLC (financial
services
company)
●Until 2022,
Trustee, New Age
Alpha Trust
(investment
company)
●Until 2021,
Trustee, Reaves
Utility Income
Fund (investment
company)
●Until 2021,
Trustee, ALPS
Series Trust
(investment
company)

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Ellen M. Needham Born January 4, 1967 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024 ●Chairman of the Audit Committee since 2026	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Retired ●Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc., and Director, State Street Global Advisors, Funds Distributors, LLC (financial services companies)	47
●Trustee,
GoldenTree
Opportunistic
Credit Fund
(investment
company)
●Trustee, The
2023 ETF Series
Trust (investment
company)
●Until 2025,
Trustee, The
2023 ETF Series
Trust II
(investment
company)
●Until 2023,
Trustee, State
Street Navigator
Securities
Lending Trust,
State Street
Institutional
Investment Trust,
State Street
Institutional
Funds, State
Street Master
Funds, SSGA
Funds, Elfun
Government
Money Market
Fund, Elfun
Tax-Exempt
Income Fund,
Elfun Income
Fund, Elfun
Diversified Fund,
Elfun
International
Equity Fund and
Elfun Trusts
(investment
companies)
●Until 2023,
Director, State
Street Variable
Insurance Series
Funds, Inc.
(investment
company)

Jeannie Shanahan Born February 15, 1964 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Chairman of the Regulatory and Investment Compliance Committee since 2023	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Until 2021, President of Twin Star Consulting, LLC (consulting company)	47	None
Raymond P. Tennison, Jr. Born December 21, 1955 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2000	●Until successor is duly elected and qualified	●Retired	47	None
Jack R. Thompson Born March 21, 1949 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2005	●Until successor is duly elected and qualified	●Retired	47	None
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*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Vernon Barback Born August 24, 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2022	●Until successor is chosen and qualified by Trustees
●President and CEO, RIC, RIF, RIETF, RISCF and RINEIF
●Vice Chairman, Russell Investments
●From 2022 to 2024, Chief Operating Officer, Russell
Investments
●From 2021 to 2022, Chief Administrative Officer, Russell
Investments
●From 2019 to 2021, Vice Chairman, Russell Investments

Cheryl Wichers Born December 16, 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Compliance Officer since 2005	●Until removed by Independent Trustees	●Chief Compliance Officer, RIC, RIF, RIETF, RISCF and RINEIF ●Chief Compliance Officer, Russell Investments Fund Services, LLC (“RIFUS”) ●Chief Compliance Officer, Venerable Variable Insurance Trust
Ross Erickson Born April 9, 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Treasurer, Chief Accounting Officer and Chief Financial Officer since 2025	●Until successor is chosen and qualified by Trustees
●Director, Head of North American Fund Operations, Russell
Investments
●Treasurer, Chief Accounting Officer and Chief Financial
Officer, RIC, RIF, RIETF, RISCF and RINEIF
●Treasurer, Venerable Variable Insurance Trust
●Principal Executive Officer, Russell Investments Trust
Company
●President, Russell Investments Fund Management, LLC
●Director, Russell Investments Financial Services, LLC
(“RIFIS”) and RIFUS
●Until June 2025, Assistant Treasurer, RIC, RIF, RIETF,
RISCF and RINEIF
●Until March 2022, Director, Fund Administration

Kate El-Hillow Born August 17, 1974 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Investment Officer since 2021	●Until removed by Trustees
●Chief Investment Officer and President, Russell
Investments
●Chief Investment Officer, RIC, RIF, RIETF, RISCF and
RINEIF
●President, RIM
●Until 2021, Deputy Chief Investment Officer, Senior
Portfolio Manager, Head of Strategy Selection and Head of
Portfolio Management & Risk, Goldman Sachs

Mary Beth Albaneze Born April 25, 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Secretary and Chief Legal Officer since 2010	●Until successor is chosen and qualified by Trustees	●Associate General Counsel, Russell Investments ●Secretary, RIM, RIFUS and RIFIS ●Secretary and Chief Legal Officer, RIC, RIF, RIETF, RISCF and RINEIF ●Secretary, U.S. One, LLC
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Trustee Compensation Table
For The Fiscal Year Ended October 31, 2025
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEE
Vernon Barback	N/A	N/A	N/A	N/A
INDEPENDENT TRUSTEES
Michelle L. Cahoon	$252,219	$0	$0	$274,500
Michael Day	$238,437	$0	$0	$259,500
Julie Dien Ledoux	$278,409	$0	$0	$303,000
Jeremy May	$250,844	$0	$0	$273,000
Ellen M. Needham	$238,437	$0	$0	$259,500
Jeannie Shanahan	$252,219	$0	$0	$274,500
Raymond P. Tennison, Jr.	$333,535	$0	$0	$363,000
Jack R. Thompson	$243,497	$0	$0	$265,000
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Equity Securities Beneficially Owned By Trustees
AS OF The Calendar Year Ended December 31, 2025
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEE
Vernon Barback	Multifactor U.S. Equity Fund	$1-$10,000	Over $100,000
	Equity Income Fund	$1-$10,000
	Sustainable Aware Equity Fund	$1-$10,000
	U.S. Strategic Equity Fund	$1-$10,000
	U.S. Small Cap Equity Fund	$1-$10,000
	Multifactor International Equity Fund	$1-$10,000
	International Developed Markets Fund	$1-$10,000
	Global Equity Fund	$1-$10,000
	Emerging Markets Fund	$1-$10,000
	Tax-Managed U.S. Large Cap Fund	$10,001-$50,000
	Tax-Managed U.S. Mid & Small Cap Fund	$10,001-$50,000
	Tax-Managed International Equity Fund	$10,001-$50,000
	Tax-Managed Real Assets Fund	$1-$10,000
	Opportunistic Credit Fund	$1-$10,000
	Strategic Bond Fund	$1-$10,000
	Investment Grade Bond Fund	$1-$10,000
	Short Duration Bond Fund	$1-$10,000
	Tax-Exempt High Yield Bond Fund	$1-$10,000
	Tax-Exempt Bond Fund	$1-$10,000
	Global Infrastructure Fund	$1-$10,000
	Global Real Estate Securities Fund	$1-$10,000
	Multi-Strategy Income Fund	$1-$10,000
	Multi-Asset Strategy Fund	$1-$10,000
INDEPENDENT TRUSTEES
Michelle L. Cahoon	Global Equity Fund	$10,001-$50,000	Over $100,000
	Tax-Managed U.S. Mid & Small Cap Fund	$10,001-$50,000
	Tax-Managed U.S. Large Cap Fund	$50,001-$100,000
	Tax-Exempt High Yield Bond Fund	$50,001-$100,000
Michael Day	Multifactor U.S. Equity Fund	$50,001-$100,000	Over $100,000
	Tax-Managed U.S. Large Cap Fund	Over $100,000
Julie Dien Ledoux	U.S. Strategic Equity Fund	Over $100,000	Over $100,000
	U.S. Tax-Managed Large Cap Fund	Over $100,000
Jeremy May	U.S. Small Cap Equity Fund	$50,001-$100,000	Over $100,000
	Global Equity Fund	Over $100,000
	Strategic Bond Fund	$10,001-$50,000
	Short Duration Bond Fund	$10,001-$50,000
Ellen M. Needham	Tax-Managed U.S. Mid & Small Cap Fund	$10,001-$50,000	$50,001-$100,000
	Tax-Managed U.S. Large Cap Fund	$10,001-$50,000
	Tax-Managed International Equity Fund	$10,001-$50,000
	Tax-Managed Real Assets Fund	$10,001-$50,000
	Tax-Exempt High Yield Bond Fund	$1-$10,000
	Tax-Exempt Bond Fund	$1-$10,000
Jeannie Shanahan	Multifactor U.S. Equity Fund	Over $100,000	Over $100,000
	Opportunistic Credit Fund	$10,001-$50,000
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	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
Raymond P. Tennison, Jr.	Sustainable Aware Equity Fund	Over $100,000	Over $100,000
	Tax-Exempt Bond Fund	$50,001-$100,000
	Global Real Estate Securities Fund	$50,001-$100,000
Jack R. Thompson	Tax-Exempt High Yield Bond Fund	Over $100,000	Over $100,000
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Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Adviser	Russell Investment Management, LLC (“RIM”)
Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC (“RIFUS”)
Money Managers	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor and Principal Underwriter	Russell Investments Financial Services, LLC (“RIFIS”)
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
The Trustees, on behalf of the Trust, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds’ investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. RIM provides or oversees the provision of all investment advisory and portfolio management services and makes the day-to-day investment decisions for the Funds. In rendering investment advisory services to certain Funds, RIM may use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of RIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Certain of Russell Investments’ employees, which may include an officer of the Trust, and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd.
For all Funds other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds, subject to the approval of the Funds’ Board, RIM selects, oversees and evaluates the performance results of the Funds’ money managers and allocates a portion of Fund assets among multiple money manager investment strategies. RIM may change a Fund’s asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund or (3) both a discretionary and non-discretionary assignment.  RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations.  Money managers are unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages
12

the portion of Fund assets for which a Fund's non-discretionary money managers provide model portfolios to RIM and each Fund’s cash balances. RIM may also manage portions of a Fund during transitions between money managers. RIM, as agent for RIC, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.
Each Fund pays the following annual advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each Fund:
Fund	Asset Level	Fee
Multifactor U.S. Equity Fund	All assets	0.30%
Equity Income Fund	All assets	0.55%
Sustainable Aware Equity Fund	All assets	0.55%
U.S. Strategic Equity Fund	First $1.0 billion	0.58%
	Next $2.0 billion	0.54%
	Next $3.0 billion	0.51%
	In excess of $6.0 billion	0.49%
U.S. Small Cap Equity Fund	All assets	0.70%
Multifactor International Equity Fund	All assets	0.45%
International Developed Markets Fund	All assets	0.70%
Global Equity Fund	First $1.0 billion	0.73%
	Next $2.0 billion	0.69%
	Next $3.0 billion	0.66%
	In excess of $6.0 billion	0.64%
Emerging Markets Fund	First $1.0 billion	0.93%
	Next $2.0 billion	0.89%
	Next $3.0 billion	0.86%
	In excess of $6.0 billion	0.84%
Tax-Managed U.S. Large Cap Fund	First $1.0 billion	0.70%
	Next $2.0 billion	0.66%
	Next $3.0 billion	0.63%
	Next $2.0 billion	0.61%
	In excess of $8.0 billion	0.59%
Tax-Managed U.S. Mid & Small Cap Fund	First $1.0 billion	0.98%
	Next $2.0 billion	0.94%
	Next $3.0 billion	0.91%
	In excess of $6.0 billion	0.89%
Tax-Managed International Equity Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	In excess of $6.0 billion	0.76%
Tax-Managed Real Assets Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	In excess of $6.0 billion	0.76%
Opportunistic Credit Fund	First $1.0 billion	0.58%
	Next $2.0 billion	0.54%
	Next $3.0 billion	0.51%
	In excess of $6.0 billion	0.49%
Long Duration Bond Fund	All assets	0.15%
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Fund	Asset Level	Fee
Strategic Bond Fund	First $1.0 billion	0.40%
	Next $2.0 billion	0.36%
	Next $3.0 billion	0.33%
	In excess of $6.0 billion	0.31%
Investment Grade Bond Fund	All assets	0.25%
Short Duration Bond Fund	First $1.0 billion	0.35%
	Next $2.0 billion	0.31%
	Next $3.0 billion	0.28%
	In excess of $6.0 billion	0.26%
Tax-Exempt High Yield Bond Fund	All assets	0.47%
Tax-Exempt Bond Fund	All assets	0.30%
Global Infrastructure Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	In excess of $6.0 billion	0.76%
Global Real Estate Securities Fund	First $1.0 billion	0.80%
	Next $2.0 billion	0.76%
	Next $3.0 billion	0.73%
	In excess of $6.0 billion	0.71%
Multi-Strategy Income Fund	First $1.0 billion	0.53%
	Next $2.0 billion	0.49%
	Next $3.0 billion	0.46%
	In excess of $6.0 billion	0.44%
Multi-Asset Strategy Fund	First $1.0 billion	0.72%
	Next $2.0 billion	0.68%
	Next $3.0 billion	0.65%
	In excess of $6.0 billion	0.63%
Each Fund, with the exception of the Tax-Exempt Bond Fund, invests its cash reserves in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund.
The Funds paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2025, 2024 and 2023, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Multifactor U.S. Equity Fund	$1,127,328	$1,498,691	$1,672,647	0.30%	0.30%	0.30%
Equity Income Fund	924,080	1,043,537	1,126,130	0.55%	0.55%	0.55%
Sustainable Aware Equity Fund	916,215	1,011,201	1,053,543	0.55%	0.55%	0.55%
U.S. Strategic Equity Fund	17,594,204	19,190,052	22,122,462	0.55%	0.60%	0.72%
U.S. Small Cap Equity Fund	4,693,509	6,030,166	6,137,153	0.70%	0.70%	0.70%
Multifactor International Equity Fund	610,653	904,196	1,152,759	0.45%	0.45%	0.45%
International Developed Markets Fund	7,471,408	7,400,899	9,202,327	0.70%	0.70%	0.70%
Global Equity Fund	13,742,638	14,348,252	14,189,911	0.71%	0.78%	0.94%
Emerging Markets Fund	7,027,879	7,581,800	9,363,371	0.93%	1.00%	1.15%
Tax-Managed U.S. Large Cap Fund	63,087,339	54,370,176	42,824,021	0.63%	0.64%	0.65%
Tax-Managed U.S. Mid & Small Cap Fund	16,003,130	15,218,893	13,395,218	0.96%	0.97%	0.97%
Tax-Managed International Equity Fund	36,085,296	29,781,894	25,773,294	0.81%	0.82%	0.82%
Tax-Managed Real Assets Fund	9,201,124	8,051,935	7,202,508	0.85%	0.85%	0.85%
Opportunistic Credit Fund	2,759,565	3,131,474	5,538,495	0.58%	0.72%	1.00%
Long Duration Bond Fund	595,404	395,617	78,956	0.15%	0.15%	0.15%
Strategic Bond Fund	7,547,151	9,082,430	11,649,216	0.38%	0.41%	0.48%
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	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Investment Grade Bond Fund	2,484,189	2,746,668	2,622,972	0.25%	0.25%	0.25%
Short Duration Bond Fund	1,498,431	1,546,537	1,728,480	0.35%	0.38%	0.45%
Tax-Exempt High Yield Bond Fund	10,257,579	9,182,814	8,376,249	0.47%	0.48%	0.50%
Tax-Exempt Bond Fund	17,674,237	16,065,320	13,807,118	0.30%	0.30%	0.30%
Global Infrastructure Fund	2,940,754	3,090,005	2,529,811	0.85%	0.97%	1.25%
Global Real Estate Securities Fund	3,033,609	3,203,841	3,482,926	0.80%	0.80%	0.80%
Multi-Strategy Income Fund	1,545,782	1,925,467	2,816,548	0.53%	0.60%	0.75%
Multi-Asset Strategy Fund	4,140,860	4,468,397	5,304,885	0.72%	0.76%	0.85%
RIM has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Funds.  These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years. With respect to such waivers, direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, contingency fees paid to vendors for foreign tax reclaims and for certain securities litigation recoveries, infrequent and/or unusual expenses (including litigation expenses), or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.  In addition, each waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Current Waivers:
For the Equity Income Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis.
For the Sustainable Aware Equity Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that direct Fund-level expenses exceed 0.70% of the average daily net assets of the Fund on an annual basis.
For the U.S. Strategic Equity Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.47%.
For the Multifactor International Equity Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.64% of the average daily net assets of the Fund on an annual basis.
For the International Developed Markets Fund, RIM has contractually agreed, until February 28, 2027, to waive 0.02% of its advisory fee for the Fund.
For the Global Equity Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.68%.
For the Emerging Markets Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.83%.
For the Tax-Managed U.S. Large Cap Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.65%.
For the Tax-Managed U.S. Mid & Small Cap Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.96%.
For the Tax-Managed International Equity Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.74%.
For the Tax-Managed Real Assets Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.76%.
For the Opportunistic Credit Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.456%.
15

For the Strategic Bond Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.32%.
For the Investment Grade Bond Fund, RIM has contractually agreed, until February 28, 2027, to waive 0.01% of its advisory fee for the Fund.
For the Short Duration Bond Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.292%.
For the Tax-Exempt High Yield Bond Fund, RIM has contractually agreed, until February 28, 2027, to waive 0.12% of its advisory fee for the Fund.
For the Global Infrastructure Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.83% of the average daily net assets of the Fund on an annual basis.
For the Global Real Estate Securities Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.72%.
For the Multi-Strategy Income Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.36%.
For the Multi-Asset Strategy Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2027, that results in an effective advisory fee not to exceed 0.54%.
Past Waivers:
For the Multifactor U.S. Equity Fund, RIM contractually agreed, from March 1, 2019 until February 29, 2024, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.35% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023 and 2024 was $372,344 and $111,539, respectively. There were no reimbursements for the periods ended October 31, 2023 and 2024. As a result of the waiver, the Fund paid advisory fees of $1,300,303 and $1,387,152 for the fiscal years ended October 31, 2023 and 2024, respectively.
For the Equity Income Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. From June 1, 2018 to February 29, 2024, RIM contractually agreed to waive 0.05% of its advisory fee for the Fund. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $61,335, $128,946 and $123,340, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $1,064,795, $914,591 and $800,740 for the fiscal years ended October 31, 2023, 2024, and 2025, respectively.
For the Sustainable Aware Equity Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. From March 1, 2020 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent that direct Fund-level expenses exceed 0.66% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the period ended October 31, 2023, 2024 and 2025 was $171,106, $170,594 and $131,815, respectively. There were no reimbursements for the period ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $882,437, $840,607 and $784,400 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the U.S. Strategic Equity Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.47%. From September 1, 2017 to until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.56% of the daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $7,488,568, $4,093,815 and $2,573,738, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $14,633,894, $15,096,237 and $15,020,466 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
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For the Multifactor International Equity Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.64% of the average daily net assets of the Fund on an annual basis. From March 1, 2019 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $516,422, $278,113 and $110,670, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waivers, the Fund paid advisory fees of $636,337, $626,083 and $499,983 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the International Developed Markets Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive 0.02% of its advisory fee for the Fund. From September 1, 2017 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $481,889, $244,259 and $213,469, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $8,720,438, $7,156,640 and $7,257,939 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Global Equity Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.68%. From March 1, 2021 until February 29, 2024, RIM contractually agreed, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.79% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $3,768,143, $1,794,588 and $593,372, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $10,421,768, $12,533,664 and $13,149,266 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Emerging Markets Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.83%. From March 1, 2021 until February 29, 2024, RIM entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.831%. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $2,597,318, $1,290,012 and $755,686, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $6,766,053, $6,291,788 and $6,272,193 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Managed U.S. Large Cap Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.65%. From June 1, 2018 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $315,926, $0 and $0, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $42,508,095, $54,370,176 and $63,087,339 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Managed U.S. Mid & Small Cap Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.96%. From June 1, 2018 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.05% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $157,901, $77,073 and $68,019, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $13,237,317, $15,141,820 and $15,935,111 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Managed International Equity Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.74%. From June 1, 2018 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.84% of the average daily net
17

assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $2,691,898, $2,849,948, and $3,083,861, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $23,081,396, $26,931,946 and $33,001,435 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Managed Real Assets Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.76%. From June 10, 2019 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such expenses exceed 0.88% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $778,755, $854,150 and $942,912, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $6,423,753, $7,197,785 and $8,258,212 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Opportunistic Credit Fund, RIM entered into a contractual fee waiver agreement, from June 1, 2025 until February 28, 2026, that results in an effective advisory fee not to exceed 0.476%. From March 1, 2024 until May 31, 2025, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.493%. From June 1, 2023 until February 29, 2024, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.511%. From June 1, 2022 until May 31, 2023, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.531%. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $2,642,677, $949,545 and $447,905, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $2,895,818, $2,181,929 and $2,311,660 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Long Duration Bond Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.34% of the average daily net assets of the Fund on an annual basis. From November 14, 2019 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.26% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $267,682, $140,949 and $0, respectively. The total amount of reimbursement for the periods ended October 31, 2023, 2024, 2025 was $188,726, $254,668 and $0, respectively. As a result of the waiver, the Fund paid advisory fees of $0, $0 and $595,404 for the fiscal years ended October 31, 2023, 2024 and 2025.
For the Strategic Bond Fund, RIM entered into a contractual fee waiver agreement, from December 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.32%. From June 1, 2024 until November 30, 2024, RIM entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.33%. From March 1, 2024 until May 31, 2024, RIM entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.34%. From December 1, 2022 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.43% of the average daily net assets of the Fund on an annual basis. From June 1, 2022 until November 30, 2022, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.435% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $3,394,583, $1,607,198 and $1,177,071, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $8,254,633, $7,475,232 and $6,370,080 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Investment Grade Bond Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive 0.01% of its advisory fee for the Fund. From September 1, 2017 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.32% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $454,730, $266,986 and $99,368, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $2,168,242, $2,479,682 and $2,384,821 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Short Duration Bond Fund, RIM entered into a contractual fee waiver agreement, from June 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.292%. From March 1, 2024 until May 31, 2024, RIM entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.31%. From June 1,
18

2020 until February 29, 2024, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.306%. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $553,114, $328,868 and $248,311, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $1,175,366, $1,217,669 and $1,250,120 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Tax-Exempt High Yield Bond Fund, RIM contractually agreed, March 1, 2024 until February 28, 2026, to waive 0.12% of its advisory fee for the Fund. From June 2, 2015 to February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $2,582,181, $2,492,324 and $2,618,956, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $5,794,068, $6,690,490 and $7,638,623 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Global Infrastructure Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.83% of the average daily net assets of the Fund on an annual basis. From March 1, 2021 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.85% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $1,327,101, $1,027,089 and $665,287, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $1,202,710, $2,062,916 and $2,275,467 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Global Real Estate Securities Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.72%. From June 1, 2020 until February 29, 2024, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.75%. The total amount of the waiver for the periods ended October 31, 2023, 2024, and 2025 was $217,683, $281,116 and $303,361, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024, and 2025. As a result of the waiver, the Fund paid advisory fees of $3,265,243, $2,922,725 and $2,730,248 for the fiscal years ended October 31, 2023, 2024, and 2025, respectively.
For the Multi-Strategy Income Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.36%. From September 1, 2017 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.57% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $1,480,849, $740,228 and $495,817, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $1,335,699, $1,185,239 and $1,049,965 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
For the Multi-Asset Strategy Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2024 until February 28, 2026, that results in an effective advisory fee not to exceed 0.54%. From September 1, 2017 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such expenses exceed 0.73% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the periods ended October 31, 2023, 2024 and 2025 was $1,843,196, $1,190,449 and $1,035,215, respectively. There were no reimbursements for the periods ended October 31, 2023, 2024 and 2025. As a result of the waiver, the Fund paid advisory fees of $3,461,689, $3,277,948 and $3,105,645 for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
19

From its advisory fees, RIM, as agent for the Trust, pays all fees to the money managers of the Funds for their investment advisory services. The table in the section entitled “Money Managers” sets forth the fees paid to money managers of the Funds. The following table sets forth the advisory fees retained by RIM with respect to the Funds, net of fees paid to the money managers of the Funds, for the fiscal years ended October 31, 2023, 2024 and 2025, respectively, but does not reflect RIM advisory fee waivers and expense reimbursements. Because the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds are managed directly by RIM, they are not included in the following table.
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Equity Income Fund	$801,961	$907,025	$978,328	0.48%	0.48%	0.48%
Sustainable Aware Equity Fund	720,120	774,836	787,686	0.43%	0.42%	0.41%
U.S. Strategic Equity Fund	14,772,562	16,250,879	19,236,186	0.46%	0.51%	0.63%
U.S. Small Cap Equity Fund	2,974,321	3,875,920	3,893,487	0.44%	0.45%	0.44%
International Developed Markets Fund	6,195,758	6,088,463	7,570,424	0.58%	0.58%	0.58%
Global Equity Fund	11,199,465	11,877,041	12,057,978	0.58%	0.65%	0.80%
Emerging Markets Fund	5,267,182	5,696,488	7,303,482	0.70%	0.75%	0.90%
Tax-Managed U.S. Large Cap Fund	55,656,356	48,021,854	37,737,605	0.56%	0.56%	0.57%
Tax-Managed U.S. Mid & Small Cap Fund	13,329,224	12,751,597	11,172,949	0.80%	0.81%	0.81%
Tax-Managed International Equity Fund	30,335,839	25,063,015	21,553,340	0.68%	0.69%	0.69%
Tax-Managed Real Assets Fund	7,153,350	6,285,980	5,507,193	0.66%	0.66%	0.65%
Opportunistic Credit Fund	1,917,105	2,301,002	4,607,331	0.40%	0.53%	0.83%
Strategic Bond Fund	6,539,475	8,001,413	10,550,343	0.33%	0.36%	0.43%
Investment Grade Bond Fund	2,133,799	2,365,975	2,315,461	0.21%	0.22%	0.22%
Short Duration Bond Fund	1,380,038	1,427,370	1,615,180	0.32%	0.35%	0.42%
Tax-Exempt High Yield Bond Fund	6,612,346	5,782,236	5,322,745	0.30%	0.30%	0.32%
Tax-Exempt Bond Fund	13,010,815	11,590,177	9,877,934	0.22%	0.22%	0.21%
Global Infrastructure Fund	2,233,516	2,431,890	2,077,425	0.65%	0.77%	1.03%
Global Real Estate Securities Fund	2,477,502	2,616,098	2,830,661	0.65%	0.65%	0.65%
Multi-Strategy Income Fund	919,245	1,177,024	1,943,522	0.32%	0.37%	0.52%
Multi-Asset Strategy Fund	2,777,389	3,033,788	3,726,280	0.48%	0.52%	0.60%
ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like RIFIS (the Funds’ distributor), is a wholly-owned subsidiary of RIM (the Funds’ adviser).
Each Fund pays an administrative fee directly to RIFUS, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RIFUS pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund.
Each Fund, with the exception of the Tax-Exempt Bond Fund, invests its cash reserves in an unregistered cash management fund administered by RIFUS. RIFUS charges a 0.05% administrative fee to the unregistered fund.
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The Funds paid RIFUS the following administrative fees for the fiscal years ended October 31, 2025, 2024 and 2023, respectively.
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Multifactor U.S. Equity Fund	$179,482	$240,230	$269,794	0.05%	0.05%	0.05%
Equity Income Fund	80,238	91,203	99,084	0.05%	0.05%	0.05%
Sustainable Aware Equity Fund	79,555	88,378	92,694	0.05%	0.05%	0.05%
U.S. Strategic Equity Fund	1,526,092	1,524,986	1,482,069	0.05%	0.05%	0.05%
U.S. Small Cap Equity Fund	320,219	414,095	424,254	0.05%	0.05%	0.05%
Multifactor International Equity Fund	64,786	96,652	123,958	0.05%	0.05%	0.05%
International Developed Markets Fund	509,698	508,227	636,128	0.05%	0.05%	0.05%
Global Equity Fund	923,501	884,168	733,232	0.05%	0.05%	0.05%
Emerging Markets Fund	360,860	364,244	394,006	0.05%	0.05%	0.05%
Tax-Managed U.S. Large Cap Fund	4,773,786	4,096,520	3,198,775	0.05%	0.05%	0.05%
Tax-Managed U.S. Mid & Small Cap Fund	792,591	757,676	668,941	0.05%	0.05%	0.05%
Tax-Managed International Equity Fund	2,129,368	1,754,936	1,518,667	0.05%	0.05%	0.05%
Tax-Managed Real Assets Fund	518,857	455,501	410,022	0.05%	0.05%	0.05%
Opportunistic Credit Fund	227,230	210,263	268,008	0.05%	0.05%	0.05%
Long Duration Bond Fund	189,554	126,764	25,487	0.05%	0.05%	0.05%
Strategic Bond Fund	948,199	1,060,139	1,183,406	0.05%	0.05%	0.05%
Investment Grade Bond Fund	474,524	528,186	507,668	0.05%	0.05%	0.05%
Short Duration Bond Fund	204,470	194,541	185,888	0.05%	0.05%	0.05%
Tax-Exempt High Yield Bond Fund	1,042,246	920,960	810,626	0.05%	0.05%	0.05%
Tax-Exempt Bond Fund	2,813,507	2,573,933	2,226,936	0.05%	0.05%	0.05%
Global Infrastructure Fund	165,226	152,383	97,914	0.05%	0.05%	0.05%
Global Real Estate Securities Fund	181,089	192,504	210,685	0.05%	0.05%	0.05%
Multi-Strategy Income Fund	139,286	153,608	181,723	0.05%	0.05%	0.05%
Multi-Asset Strategy Fund	274,651	281,848	302,003	0.05%	0.05%	0.05%
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the Funds, oversee the Funds' asset allocations and have primary responsibility for the management of the Funds) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in Fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.
Annual incentive awards for the RIM Managers of the Funds are assessed by senior management based on the following:
●
Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
●
Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. Fund performance is measured relative to the Fund's primary or secondary benchmarks and relative to senior management approved peer groups, as indicated below. The score is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used for a Fund that does not have 3-years of performance history. A 5-year horizon may be used for a Fund with longer absolute return assessment components.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund.  The RIM Manager does not choose the peer group. For most Funds, the peer group assigned by senior management matches the assigned Morningstar peer group for the Fund.
21

Each Fund (other than those set forth below)	Performance is generally assessed 50% relative to the Fund’s primary or secondary benchmark index and 50% relative to the Fund’s relevant peer group.
Tax-Managed U.S. Large Cap Fund and Tax-Managed U.S. Mid & Small Cap Fund[1]	Performance is generally assessed 75% relative to the Fund’s primary or secondary benchmark index and 25% relative to the Fund’s relevant peer group.
Opportunistic Credit Fund, Long Duration Bond Fund, Strategic Bond Fund, Investment Grade Bond Fund, Short Duration Bond Fund, Tax-Exempt High Yield Bond Fund and Tax-Exempt Bond Fund	Performance is generally assessed 25% relative to the Fund’s primary or secondary benchmark index and 75% relative to the Fund’s relevant peer group.
Tax-Managed Real Assets Fund, Global Infrastructure Fund and Global Real Estate Securities Fund	Performance is generally assessed relative to the Fund’s primary or secondary benchmark index.
Multi-Strategy Income Fund and Multi-Asset Strategy Fund	Performance is generally assessed relative to the Fund’s custom composite index.
1 Effective on or about March 24, 2026, the RIM Managers’ quantitative performance for the Sustainable Aware Equity Fund will be generally assessed 75% relative to the Fund’s primary or secondary benchmark index and 25% relative to the Fund’s relevant peer group.
RIM Managers may be responsible for one or more funds. In determining annual incentive awards, fund weightings for RIM Managers who are responsible for more than one fund are determined at the beginning of each yearly assessment period and signed off by the Co-Heads of Portfolio Management (“Co-Heads of PM”). These funds and the assessment weighting for each fund are recorded in a central system at the beginning of the assessment period. Each fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each fund is approved by the Co-Heads of PM at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
As of March 1, 2026, the market indexes and peer group averages used for the RIM Managers’ quantitative performance assessment for the Funds are as follows:
Multifactor U.S. Equity Fund	Russell 1000® Index
Morningstar Large Blend
Equity Income Fund	Russell 1000® Value Index
Morningstar Large Value
Sustainable Aware Equity Fund	Russell 1000® Index[1]
Morningstar Large Blend[2]
U.S. Strategic Equity Fund	Russell 1000® Index
Morningstar Large Blend
U.S. Small Cap Equity Fund	Russell 2000® Index
Morningstar Small Blend
Multifactor International Equity Fund	MSCI World ex USA Index (net of tax on dividends from foreign holdings)
Morningstar Foreign Large Blend
International Developed Markets Fund	MSCI World ex USA Index (net of tax on dividends from foreign holdings)
Morningstar Foreign Large Blend
Global Equity Fund	MSCI World Index (net of tax on dividends from foreign holdings)
Morningstar Global Large Stock Blend
Emerging Markets Fund	MSCI Emerging Markets Index (net of tax on dividends from foreign holdings)
Morningstar Diversified Emerging Markets
22

Tax-Managed U.S. Large Cap Fund	S&P 500® Index
Morningstar Large Blend
Tax-Managed U.S. Mid & Small Cap Fund	Russell 2500® Index
Morningstar Small Blend
Tax-Managed International Equity Fund	MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings)
Blend of Morningstar Foreign Large Blend and Diversified Emerging Markets
Tax-Managed Real Assets Fund	Tax-Managed Real Assets Blended Benchmark[3]
Opportunistic Credit Fund	Opportunistic Credit Composite Index[4]
Morningstar Multisector Bond
Long Duration Bond Fund	Long Duration Bond Linked Benchmark[5]
Morningstar Long Government
Strategic Bond Fund	Bloomberg U.S. Aggregate Bond Index
Morningstar Intermediate Core-Plus Bond
Investment Grade Bond Fund	Bloomberg U.S. Aggregate Bond Index
Morningstar Intermediate Core Bond
Short Duration Bond Fund	ICE BofA 1-3 Year US Treasury Index
Morningstar Short-Term Bond
Tax-Exempt High Yield Bond Fund	60% Bloomberg Municipal High Yield Index/40% Bloomberg Municipal Bond Index
Morningstar High Yield Municipal Bond
Tax-Exempt Bond Fund	Bloomberg Municipal 1-15 Yr Blend (1-17) Index
Morningstar Muni National Intermediate
Global Infrastructure Fund	S&P Global Infrastructure Index (net of tax on dividends from foreign holdings)
Global Real Estate Securities Fund	FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings)
Multi-Strategy Income Fund	Multi-Strategy Income Composite Index[6]
Multi-Asset Strategy Fund	Multi-Asset Strategy Composite Index[7]
1
Effective on or about March 24, 2026, MSCI ACWI Index (net of tax on dividends from foreign holdings).
2
Effective on or about March 24, 2026, Morningstar Global Large Stock Blend.
3
The Tax-Managed Real Assets Blended Benchmark consists of 40% FTSE Nareit Equity REIT Index, 30% S&P Global Infrastructure Index (net of tax on dividends from foreign holdings) and 30% S&P Global Natural Resources Index (net of tax on dividends from foreign holdings).
4
The Opportunistic Credit Composite Index consists of 50% ICE BofA Developed Markets High Yield Constrained Index Hedged (USD hedged), 20% JP Morgan EMBI Global Diversified Index, 20% Bloomberg U.S. 1-3 Month Treasury Bill Index and 10% Bloomberg U.S. Corporate Index.
5
The Long Duration Bond Linked Benchmark represents the returns of the Bloomberg Global Aggregate Bond Index through September 30, 2023 and the returns of the ICE BofA 10-15 Year US Treasury Index thereafter.
6
The Multi-Strategy Income Composite Index consists of 30% Bloomberg U.S. Aggregate Bond Index, 18% ICE BofA Global High Yield Index, 12% J.P. Morgan EMBI Global Diversified Index, 7% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings) and 33% MSCI ACWI High Dividend Yield Index (net of tax on dividends from foreign holdings).
7
The Multi-Asset Strategy Composite Index consists of 20% Bloomberg U.S. Aggregate Bond Index, 20% ICE BofA Global High Yield Index, 55% MSCI ACWI Index (net of tax on dividends from foreign holdings) and 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings).
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Co-Heads of PM. Russell Investments’ compensation committee approves salaries and annual incentive awards after the Co-Heads of PM’s recommendations have been reviewed by the Chief Investment Officer.
23

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments' financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.
RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit sharing plan up to 5% of eligible base pay.
24

Equity Securities Beneficially Owned By Rim Managers In The FundS
They Manage AS OF The Fiscal Year Ended October 31, 2025
RIM Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIM Manager
Rob Balkema	$10,001-$50,000	Multi-Strategy Income Fund
	$10,001-$50,000	Multi-Asset Strategy Fund
Keith Brakebill	None	Opportunistic Credit Fund
	None	Strategic Bond Fund
Jon Eggins	$100,001-$500,000	Global Equity Fund
	None	International Developed Markets Fund
	$100,001-$500,000	Tax-Managed International Equity Fund
Adrianna Giesey	None	Global Real Estate Securities Fund
Nick Haupt[1]	None	Multifactor U.S. Equity Fund
	None	Equity Income Fund
	None	Sustainable Aware Equity Fund
	None	U.S. Strategic Equity Fund
	None	U.S. Small Cap Equity Fund
	None	Tax-Managed U.S. Large Cap Fund
	None	Tax-Managed U.S. Mid & Small Cap Fund
Andreas Koester[2]	None	Sustainable Aware Equity Fund
Jordan McCall	None	Multifactor International Equity Fund
	$50,001-$100,000	Global Equity Fund
	None	International Developed Markets Fund
	$1-$10,000	Tax-Managed International Equity Fund
Kris Tomasovic Nelson[3]	None	Sustainable Aware Equity Fund
Patrick Nikodem	None	Tax-Managed Real Assets Fund
	None	Global Infrastructure Fund
	$1-$10,000	Global Real Estate Securities Fund
Brian Pringle	None	Opportunistic Credit Fund
	None	Long Duration Bond Fund
	None	Strategic Bond Fund
	None	Investment Grade Bond Fund
	None	Tax-Exempt High Yield Bond Fund
	None	Tax-Exempt Bond Fund
Megan Roach[4]	None	Equity Income Fund
	None	Sustainable Aware Equity Fund
	None	U.S. Strategic Equity Fund
	$1-$10,000	U.S. Small Cap Equity Fund
	$100,001-$500,000	Tax-Managed U.S. Large Cap Fund
	$1-$10,000	Tax-Managed U.S. Mid & Small Cap Fund
Riti Samanta	None	Opportunistic Credit Fund
	None	Long Duration Bond Fund
	None	Strategic Bond Fund
	None	Investment Grade Bond Fund
	None	Short Duration Bond Fund
	None	Tax-Exempt High Yield Bond Fund
	None	Tax-Exempt Bond Fund
Soeren Soerensen	None	Emerging Markets Fund
Andrew Zenonos	None	Multifactor U.S. Equity Fund
	None	Multifactor International Equity Fund
Nick Zylkowski	$10,001-$50,000	Multifactor U.S. Equity Fund
	$10,001-$50,000	Multifactor International Equity Fund
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1 Effective on or about March 24, 2026, Mr. Haupt will no longer serve as a portfolio manager of the Sustainable Aware Equity Fund.
2 Effective on or about March 24, 2026, Mr. Koester will serve as a portfolio manager of the Sustainable Aware Equity Fund.
3 Effective on or about March 24, 2026, Ms. Nelson will serve as a portfolio manager of the Sustainable Aware Equity Fund.
4 Effective on or about March 24, 2026, Ms. Roach will no longer serve as a portfolio manager of the Sustainable Aware Equity Fund.
RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, exchange-traded funds, interval funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers to fulfill those needs. Specifically, RIM Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers utilize RIM’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.
 At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection. It includes the hiring, termination and retention of money managers.  This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the Co-Heads of PM.
Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the Co-Heads of PM and the ISC must review and ratify the recommendations.
Other Accounts Managed By Rim Managers
And Assets Under Management In The Accounts
As Of October 31, 2025
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Rob Balkema	8	$6,441.8	17	$1,617.6	29	$10,960.9	$19,020.3
Keith Brakebill	1	$878.5	5	$1,674.3	3	$1,348.2	$3,901.0
Jon Eggins	1	$389.1	-	-	-	-	$389.1
Adrianna Giesey	1	$976.5	6	$733.6	-	-	$1,710.1
Nick Haupt[1]	4	$1,572.4	9	$1,419.5	2	$3,434.3	$6,426.2
Andreas Koester[2]	-	-	1	$2,333.3	3	$2,866.3	$5,199.6
Jordan McCall	4	$1,880.6	19	$1,801.9	2	$1,234.1	$4,916.6
Kris Nelson[3]	-	-	-	-	-	-	-
Patrick Nikodem	2	$997.8	12	$2,690.3	-	-	$3,688.1
	-	-	1[5]	$234.0	-	-	$234.0
Brian Pringle	1	$878.5	12	$7,868.1	9	$951.8	$9,698.4
Megan Roach[4]	4	$1,572.4	15	$2,910.7	9	$4,374.9	$8,858.0
Riti Samanta	1	$878.5	8	$4,083.3	4	$1,390.8	$6,352.6
Soeren Soerensen	2	$1,050.1	9	$2,836.7	-	-	$3,886.8
Andrew Zenonos	-	-	13	$5,741.1	7	$947.1	$6,688.2
Nick Zylkowski	1	$4,840.6	4	$4,612.2	6	$3,095.3	$12,548.1
1 Effective on or about March 24, 2026, Mr. Haupt will no longer serve as a portfolio manager of the Sustainable Aware Equity Fund.
2 Effective on or about March 24, 2026, Mr. Koester will serve as a portfolio manager of the Sustainable Aware Equity Fund.
3 Effective on or about March 24, 2026, Ms. Nelson will serve as a portfolio manager of the Sustainable Aware Equity Fund.
4 Effective on or about March 24, 2026, Ms. Roach will no longer serve as a portfolio manager of the Sustainable Aware Equity Fund.
5 These accounts, which are a subset of the preceding row, are those for which the advisory fee is based on the performance of the account.
26

MONEY MANAGERS.
The Funds’ money managers are discretionary or non-discretionary managers for a portion of a Fund's portfolio. The money managers are not affiliates of RIC or RIM. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for RIETF, RIF, Russell Investments Trust Company, other investment vehicles sponsored or advised by RIM or its affiliates, consulting clients of RIM, offshore vehicles and/or for accounts which have no business relationship with RIM or its affiliates.
From its advisory fees received from the Funds, RIM, as agent for RIC, pays all fees to the money managers for their investment advisory services. Money manager fees are determined through arm’s-length negotiations with RIM. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale that may be achieved as a result of cash inflows or market appreciation. RIM periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, which is typically based on the average for the quarter of all the assets with respect to which the money manager provides its services. For the Funds' fiscal years ended October 31, 2025, 2024 and 2023, fees paid to the money managers of the Funds were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Equity Income Fund	$122,119	$136,512	$147,802	0.07%	0.07%	0.07%
Sustainable Aware Equity Fund	196,095	236,365	265,857	0.12%	0.14%	0.14%
U.S. Strategic Equity Fund	2,821,643	2,939,173	2,886,276	0.09%	0.09%	0.09%
U.S. Small Cap Equity Fund	1,719,188	2,154,246	2,243,666	0.26%	0.26%	0.26%
International Developed Markets Fund	1,275,650	1,312,436	1,631,903	0.12%	0.12%	0.12%
Global Equity Fund	2,543,173	2,471,211	2,131,933	0.13%	0.14%	0.14%
Emerging Markets Fund	1,760,697	1,885,312	2,059,889	0.23%	0.25%	0.25%
Tax-Managed U.S. Large Cap Fund	7,430,983	6,348,322	5,086,416	0.07%	0.08%	0.08%
Tax-Managed U.S. Mid & Small Cap Fund	2,673,906	2,467,296	2,222,269	0.16%	0.16%	0.16%
Tax-Managed International Equity Fund	5,749,457	4,718,879	4,219,954	0.13%	0.13%	0.13%
Tax-Managed Real Assets Fund	2,047,774	1,765,955	1,695,315	0.19%	0.20%	0.20%
Opportunistic Credit Fund	842,460	830,472	931,164	0.18%	0.17%	0.17%
Strategic Bond Fund	1,007,676	1,081,017	1,098,873	0.05%	0.04%	0.04%
Investment Grade Bond Fund	350,390	380,693	307,511	0.04%	0.03%	0.03%
Short Duration Bond Fund	118,393	119,167	113,300	0.03%	0.03%	0.03%
Tax-Exempt High Yield Bond Fund	3,645,233	3,400,578	3,053,504	0.17%	0.18%	0.18%
Tax-Exempt Bond Fund	4,663,422	4,475,143	3,929,184	0.08%	0.09%	0.09%
Global Infrastructure Fund	707,238	658,115	452,386	0.20%	0.22%	0.22%
Global Real Estate Securities Fund	556,107	587,743	652,265	0.15%	0.15%	0.15%
Multi-Strategy Income Fund	626,537	748,443	873,026	0.21%	0.23%	0.23%
Multi-Asset Strategy Fund	1,363,471	1,434,609	1,578,605	0.24%	0.25%	0.25%
Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIC has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.
27

DISTRIBUTOR.
Russell Investments Financial Services, LLC (the “Distributor” or “RIFIS”) serves as the distributor of RIC Shares. Certain Share classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively.  As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain Share classes of RIC Funds. The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents. The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds.  Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC.  The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund Shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RIFUS serves as the transfer and dividend disbursing agent for RIC. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIFUS retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.
RIFUS has contractually agreed to waive, through February 28, 2027, a portion of its transfer agency fees for certain classes of certain Funds as set forth below.
Fund and Class	Amount Waived
Multifactor U.S. Equity Fund - Class M	0.15%
Multifactor U.S. Equity Fund - Class R6	0.02%
Equity Income Fund – Class M	0.10%
Equity Income Fund – Class R6	0.02%
Equity Income Fund – Class S	0.04%
Sustainable Aware Equity Fund – Class M	0.10%
Sustainable Aware Equity Fund – Class R6	0.02%
Sustainable Aware Equity Fund – Class S	0.04%
U.S. Strategic Equity Fund – Class A, C, R6 & S	0.02%
U.S. Strategic Equity Fund – Class M	0.12%
U.S. Small Cap Equity Fund – Class M	0.14%
U.S. Small Cap Equity Fund – Class R6	0.02%
U.S. Small Cap Equity Fund – Class S	0.04%
Multifactor International Equity Fund - Class M	0.15%
Multifactor International Equity Fund - Class R6	0.02%
International Developed Markets Fund - Class M	0.14%
International Developed Markets Fund - Class R6	0.02%
International Developed Markets Fund - Class S	0.04%
Global Equity Fund - Class M	0.10%
Global Equity Fund - Class R6	0.02%
Emerging Markets Fund - Class A, C, R6 & S	0.02%
Emerging Markets Fund - Class M	0.12%
Tax-Managed U.S. Large Cap Fund – Class M	0.10%
Tax-Managed U.S. Mid & Small Cap Fund – Class A	0.02%
Tax-Managed U.S. Mid & Small Cap Fund – Class C & S	0.05%
Tax-Managed U.S. Mid & Small Cap Fund – Class M	0.15%
Tax-Managed International Equity Fund – Class M	0.10%
Tax-Managed Real Assets Fund - Class M	0.10%
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Fund and Class	Amount Waived
Opportunistic Credit Fund – Class A, C & S	0.12%
Opportunistic Credit Fund – Class M	0.17%
Opportunistic Credit Fund – Class R6	0.02%
Long Duration Bond Fund – Class M	0.15%
Long Duration Bond Fund – Class R6	0.02%
Strategic Bond Fund – Class A & C	0.04%
Strategic Bond Fund – Class M	0.16%
Strategic Bond Fund – Class R6	0.02%
Strategic Bond Fund – Class S	0.06%
Investment Grade Bond Fund – Class M	0.14%
Investment Grade Bond Fund – Class R6	0.02%
Investment Grade Bond Fund – Class S	0.04%
Short Duration Bond Fund – Class A, C & S	0.12%
Short Duration Bond Fund – Class M	0.17%
Short Duration Bond Fund – Class R6	0.02%
Tax-Exempt High Yield Bond Fund - Class M	0.10%
Tax-Exempt High Yield Bond Fund - Class S	0.03%
Tax-Exempt Bond Fund – Class A	0.02%
Tax-Exempt Bond Fund – Class C & S	0.06%
Tax-Exempt Bond Fund – Class M	0.16%
Global Infrastructure Fund – Class A, C, R6 & S	0.02%
Global Infrastructure Fund – Class M	0.12%
Global Real Estate Securities Fund – Class M	0.10%
Global Real Estate Securities Fund – Class R6	0.02%
Multi-Strategy Income Fund – Class M	0.10%
Multi-Strategy Income Fund – Class R6	0.02%
Multi-Asset Strategy Fund - Class M	0.10%
Multi-Asset Strategy Fund - Class R6	0.02%
ORDER PLACEMENT DESIGNEES.
The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
The Trust, RIM, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of the Trust, RIM, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
29

Because each money manager is an entity not affiliated with the Trust or RIM, RIM relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIM with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.
DISTRIBUTION PLANS.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
Description of the Distribution Plan for Multiple Class Funds
In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Independent Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.
For each Multiple Class Fund offering Class A or Class C Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing sales support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
For each Multiple Class Fund offering Class A or Class C Shares, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of
30

the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.
Selling Agent Agreements for Multiple Class Funds
Under the Distribution Plans, the Distributor may enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
Under the Distribution Plan, the following Multiple Class Funds’ Class C Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2025, 2024 and 2023:
	2025	2024	2023
Multifactor U.S. Equity Fund	$32,929	$29,603	$24,262
Equity Income Fund	122,311	132,059	142,114
Sustainable Aware Equity Fund	145,049	158,261	158,217
U.S. Strategic Equity Fund	48,354	45,491	39,872
U.S. Small Cap Equity Fund	43,875	51,590	57,169
Multifactor International Equity Fund*	N/A	N/A	N/A
International Developed Markets Fund	46,641	48,570	51,803
Global Equity Fund	21,349	21,565	21,872
Emerging Markets Fund	21,374	23,970	27,242
Tax-Managed U.S. Large Cap Fund	356,475	338,298	290,422
Tax-Managed U.S. Mid & Small Cap Fund	100,899	107,360	100,717
Tax-Managed International Equity Fund	61,656	64,718	65,930
Tax-Managed Real Assets Fund	8,259	8,409	7,382
Opportunistic Credit Fund	11,350	11,405	12,764
Long Duration Bond Fund*	N/A	N/A	N/A
Strategic Bond Fund	54,244	62,344	75,058
Investment Grade Bond Fund	21,612	24,360	30,549
Short Duration Bond Fund	45,138	55,610	82,261
Tax-Exempt High Yield Bond Fund	48,825	45,691	44,228
Tax-Exempt Bond Fund	143,359	142,874	148,077
Global Infrastructure Fund	11,434	11,889	14,824
Global Real Estate Securities Fund	39,126	46,074	50,911
Multi-Strategy Income Fund	22,923	24,291	25,273
Multi-Asset Strategy Fund	4,062	3,705	3,432
* As of October 31, 2025, there were no outstanding Class C Shares of the Multifactor International Equity and Long Duration Bond Funds.
Under the Distribution Plan, the following Multiple Class Funds' Class A Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2025, 2024 and 2023:
Fund	2025	2024	2023
Multifactor U.S. Equity Fund	$24,960	$22,943	$21,184
Equity Income Fund	42,486	42,259	46,877
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Fund	2025	2024	2023
Sustainable Aware Equity Fund	46,366	45,877	43,973
U.S. Strategic Equity Fund	65,622	48,073	30,138
U.S. Small Cap Equity Fund	35,546	36,016	35,498
Multifactor International Equity Fund*	N/A	N/A	N/A
International Developed Markets Fund	50,326	46,206	44,295
Global Equity Fund	34,997	26,578	18,851
Emerging Markets Fund	22,906	20,511	19,892
Tax-Managed U.S. Large Cap Fund	402,829	332,836	240,716
Tax-Managed U.S. Mid & Small Cap Fund	80,986	75,047	64,924
Tax-Managed International Equity Fund	121,101	93,636	73,008
Tax-Managed Real Assets Fund	25,677	21,161	16,854
Opportunistic Credit Fund	10,950	8,012	7,273
Long Duration Bond Fund*	N/A	N/A	N/A
Strategic Bond Fund	46,326	44,505	47,783
Investment Grade Bond Fund	29,875	29,088	28,445
Short Duration Bond Fund	21,991	21,928	22,876
Tax-Exempt High Yield Bond Fund	35,426	29,314	29,098
Tax-Exempt Bond Fund	108,071	102,096	79,274
Global Infrastructure Fund	19,449	10,372	9,837
Global Real Estate Securities Fund	24,073	24,703	25,989
Multi-Strategy Income Fund	7,079	7,811	8,624
Multi-Asset Strategy Fund	7,662	6,020	3,952
* As of October 31, 2025, there were no outstanding Class A Shares of the Multifactor International Equity and Long Duration Bond Funds.
SHAREHOLDER SERVICES PLAN.
A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”
Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C Shares, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to service agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in accordance with the requirements of the 1940 Act and the rules and regulations thereunder, or in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.
Under the Service Plan, the following Multiple Class Funds’ Class C Shares accrued expenses in the following amounts payable to the Servicing Agents by the Distributor, for the fiscal year ended October 31, 2025:
Fund	Class C
Multifactor U.S. Equity Fund	$10,976
Equity Income Fund	40,770
Sustainable Aware Equity Fund	48,350
U.S. Strategic Equity Fund	16,118
U.S. Small Cap Equity Fund	14,625
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Fund	Class C
Multifactor International Equity Fund*	N/A
International Developed Markets Fund	15,547
Global Equity Fund	7,116
Emerging Markets Fund	7,125
Tax-Managed U.S. Large Cap Fund	118,825
Tax-Managed U.S. Mid & Small Cap Fund	33,633
Tax-Managed International Equity Fund	20,552
Tax-Managed Real Assets Fund	2,753
Opportunistic Credit Fund	3,783
Long Duration Bond Fund*	N/A
Strategic Bond Fund	18,081
Investment Grade Bond Fund	7,204
Short Duration Bond Fund	15,046
Tax-Exempt High Yield Bond Fund	16,275
Tax-Exempt Bond Fund	47,786
Global Infrastructure Fund	3,811
Global Real Estate Securities Fund	13,042
Multi-Strategy Income Fund	7,641
Multi-Asset Strategy Fund	1,354
* As of October 31, 2025, there were no outstanding Class C Shares of the Multifactor International Equity and Long Duration Bond Funds.
FUND EXPENSES.
The Funds pay all their expenses other than those expressly assumed by RIM and RIFUS. The principal expenses of the Funds are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIM and RIFUS, respectively. The Funds' other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; index licensing fees; and such infrequent and/or unusual expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund or class of Shares, the expense is charged to that Fund or class of Shares. Common expenses are allocated among the RIC Funds based primarily upon their relative net assets.
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.
Each class of Shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of Shares, net income per share, dividends per share and net asset value per share will vary for each class of Shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.
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Class A Shares
Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. You pay a lower front-end sales charge as the size of your investment increases to certain levels. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the Financial Intermediary commission shown in the tables below. You may also be eligible for a waiver of the front-end sales charge as set forth in Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts of the Funds’ Prospectus.
The Short Duration Bond Fund, fixed income Funds and the other Funds have different front-end sales charges.
Short Duration Bond Fund:
Short Duration Bond Fund Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Financial Intermediary commission as a % of offering price
Less than $500,000	2.50%	2.56%	2.00%
$500,000 or more	--0--	--0--	up to 0.75%
Fixed Income Funds (except for Short Duration Bond Fund):
The fixed income Funds include the Opportunistic Credit, Long Duration Bond, Strategic Bond, Investment Grade Bond, Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds.
Fixed Income Funds Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Financial Intermediary commission as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	--0--	--0--	up to 1.00%
Other Funds:
The other Funds include the Multifactor U.S. Equity, Equity Income, Sustainable Aware Equity, U.S. Strategic Equity, U.S. Small Cap Equity, Multifactor International Equity, International Developed Markets, Global Equity, Emerging Markets, Tax-Managed U.S. Large Cap, Tax-Managed U.S. Mid & Small Cap, Tax-Managed International Equity, Tax-Managed Real Assets, Global Infrastructure, Global Real Estate Securities, Multi-Strategy Income and Multi-Asset Strategy Funds.
Other Funds Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Financial Intermediary commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%
Investments of $1,000,000 or more (Class A Shares, except for Short Duration Bond Fund). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
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Commissions are paid to Financial Intermediaries on Class A Share purchases of $1 million or more by a single shareholder which are not subject to a front-end sales charge, at the following rates (except for Short Duration Bond Fund): 1.00% on purchases of $1 million or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Investments of $500,000 or more of Short Duration Bond Fund (Class A Shares). With respect to Short Duration Bond Fund Class A Shares, you do not pay a front-end sales charge when you buy $500,000 or more Shares of the Fund. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 0.75%.
Commissions are paid to Financial Intermediaries on Short Duration Bond Fund Class A Share purchases of $500,000 or more by a single shareholder which are not subject to a front-end sales charge, at the following rates: 0.75% on purchases of $500,000 or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Class C Shares
Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds’ Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.
Class M, R6, S and Y Shares
Financial Intermediaries will receive no shareholder services or distribution fees for these classes of shares.
Class S Shares
Class S Shares of each Fund may only be purchased by:
(1)
clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)
employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP-IRAs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)
clients of Financial Intermediaries who are members of Russell Investments;
(4)
individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)
current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class S Shares of the Long Duration Bond Fund may only be purchased by the foregoing individuals and entities if they invest in the Long Duration Bond Fund pursuant to model asset allocations provided or consulted on by Russell Investments.
Class S Shares may also be available on brokerage platforms of firms that have agreements with the Funds’ Distributor to offer such Shares when acting as an agent for the investor for the purchase or sale of such Shares.  If you transact in Class S Shares through one of these brokerage programs, you may be required to pay a commission and/or other forms of compensation to the broker, which are not reflected in the tables under the Choosing A Class of Shares To Buy or Front-End Sales Charges sections of the Funds’ Prospectus.  The Funds’ Distributor does not receive any portion of the commission or compensation.
Class M Shares
Class M Shares of each Fund may only be purchased by:
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(1)
clients of certain Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class M Shares are held; or
(2)
clients of certain Financial Intermediaries where the Financial Intermediary would typically charge a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest; or
(3)
current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class M Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class M Shares of the Long Duration Bond Fund may only be purchased by the foregoing individuals and entities if they invest in the Long Duration Bond Fund pursuant to model asset allocations provided or consulted on by Russell Investments.
In addition, Class M Shares are available only to shareholders who transact on or through advisory platforms in which the shareholder directly or indirectly pays a portion of the costs to service their accounts, which may include transaction fees or account service fees, or other similar financial arrangements. Financial Intermediaries must have an agreement with the Funds’ Distributor to offer Class M Shares.
Class R6 Shares
Class R6 Shares are available only to employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level accounts on behalf of participants. Class R6 Shares are not available for any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEP-IRAs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts.
Class Y Shares
Class Y Shares of the Long Duration Bond Fund may only be purchased by a Russell Investment Company or Russell Investment Funds fund of funds.
The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.
The Funds’ Distributor reserves the right to move a shareholder from a Share Class of a Fund that pays 12b-1 fees to a Share Class of the same Fund that does not pay 12b-1 fees if such shareholder no longer has a relationship with a Financial Intermediary and holds Fund Shares directly with the Funds’ Transfer Agent. For cost basis reporting to the Internal Revenue Service (the “IRS”), the Funds’ Transfer Agent will treat the exchange as a non-taxable event and will carry any cost basis the Transfer Agent is tracking for the shareholder to the new Share Class.
Converting from Class M or Class S to Class A Shares
Depending upon the policies and operational capabilities of your Financial Intermediary, you may convert Class M or Class S Shares held in an account that charges an advisory fee, management fee, consulting fee or other similar fee for services (a “fee-based program”) to Class A Shares without the incurrence of a front-end sales charge if you are leaving or have left the fee-based program.  Depending upon the policies and operational capabilities of your Financial Intermediary, if you have already redeemed your Class M or Class S Shares, the foregoing requirements apply and you must purchase Class A Shares within 90 days after redeeming your Class M or Class S Shares to receive the Class A Shares without paying a front-end sales charge. Any investments of Class A Shares that are not part of the Class M or Class S Share redemption proceeds are subject to a front-end sales charge.  RIFUS believes that a conversion between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
Sales Charge Waivers and Reductions
Please see the Funds' Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.
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Minimum Initial Investment Requirements
If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
Generally, for purposes of the minimum investment requirements, an account is at the shareholder level, not at the omnibus level. For retirement plans invested in the Funds at a plan level, the plan is considered the shareholder for minimum investment requirements.
The following lists the exceptions to the minimum initial investment requirements. In addition, for Class Y Shares, other exceptions to the minimum investment requirements may apply in certain cases at the discretion of the Distributor. Exceptions to the minimum initial investment requirements must be approved by the Funds’ Distributor.
1.
A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer in-kind or the sale and purchase of shares of the same class of the same Fund within 30 days.
2.
For Class Y Shares, upon prior notice to the Transfer Agent, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.
3.
For Class Y Shares, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds; (ii) for investment companies that have entered into contractual arrangements with the Funds or their service providers to acquire Class Y Shares; or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.
Signature Guarantee
Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
If you hold shares directly with a Fund and you do not have a relationship with any eligible guarantor, and are unable to obtain a signature guarantee, the Fund may accept alternate identification documentation in lieu of a signature guarantee, at the discretion of the Transfer Agent.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to your uncashed checks, the Funds may convert your distribution option to have all dividends and/or distributions reinvested in additional shares.
VALUATION OF FUND SHARES.
The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
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Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
The Multifactor International Equity, International Developed Markets, Global Equity, Emerging Markets, Tax-Managed International Equity, Opportunistic Credit, Strategic Bond, Investment Grade Bond, Global Infrastructure, Global Real Estate Securities and Multi-Strategy Income Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RIM (with the assistance of RIFUS) determines that a particular event would materially affect the net asset value.
VALUATION OF PORTFOLIO SECURITIES.
The Funds value their portfolio instruments according to securities valuation procedures, which include market value procedures, fair value procedures and a description of the pricing sources and services used by the Funds. With respect to a Fund's investments that do not have readily available market quotations, the Trustees have designated RIM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange's or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker or based on the valuation of the underlying security depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange's or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid (a form of fair value pricing). Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
If market quotations or pricing service prices are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that RIM believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each  applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since “significant” events may occur
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between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.
PORTFOLIO TURNOVER RATES OF THE FUNDS.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short–term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. The portfolio turnover rates for multi-manager Funds are a function of the portfolio turnover rate of each of the Fund’s money managers and any changes to a Fund’s money managers during a fiscal year (for example, replacing a money manager, hiring a new money manager or changing the allocations among money managers). It is possible that over certain time periods, a multi-manager Fund may have a higher portfolio turnover rate than a mutual fund with a single money manager. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, duration of portfolio investments and/or changes to the asset allocations of certain RIC and/or RIF Funds that invest in the Funds.
The portfolio turnover rates for the fiscal years ended October 31, 2025 and 2024 for each Fund were:
	2025	2024
Multifactor U.S. Equity Fund	25%	19%
Equity Income Fund	25%	35%
Sustainable Aware Equity Fund	75%	74%
U.S. Strategic Equity Fund	61%	51%
U.S. Small Cap Equity Fund	85%	76%
Multifactor International Equity Fund	59%	21%
International Developed Markets Fund	32%	28%
Global Equity Fund	49%	47%
Emerging Markets Fund	57%	66%
Tax-Managed U.S. Large Cap Fund	31%	19%
Tax-Managed U.S. Mid & Small Cap Fund	55%	49%
Tax-Managed International Equity Fund	29%	31%
Tax-Managed Real Assets Fund	44%	42%
Opportunistic Credit Fund	75%	67%
Long Duration Bond Fund	59%	49%
Strategic Bond Fund	56%	91%
Investment Grade Bond Fund	82%	77%
Short Duration Bond Fund	113%	122%
Tax-Exempt High Yield Bond Fund	22%	16%
Tax-Exempt Bond Fund	45%	39%
Global Infrastructure Fund	71%	67%
Global Real Estate Securities Fund	67%	70%
Multi-Strategy Income Fund	95%	88%
Multi-Asset Strategy Fund	101%	92%
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).
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DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information, or are otherwise subject to duties of confidentiality.
Public Disclosures of Portfolio Holdings Information
Each Fund discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter in Form N-PORT within 60 days of the end of the fiscal quarter and in its annual and semiannual financial statements in Form N-CSR within 60 days after the second and fourth quarter ends of the Fund’s fiscal year. The portfolio holdings information in Form N-PORT and Form N-CSR is not required to be delivered to shareholders but is made public through the SEC electronic filings at www.sec.gov. The Funds also make their annual and semiannual financial statements in Form N-CSR and portfolio holdings information as of the end of the first and third quarters of each fiscal year available on their website at https://russellinvestments.com.  The Funds’ complete portfolio holdings will be available on the Funds’ website no more frequently than weekly and following each month end no later than the end of the following month and in any event no sooner than ten calendar days after the trade date. Each Fund’s top ten portfolio holdings will be available on the Fund's website no sooner than ten calendar days after each month end.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
If a Fund pays for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, prior to making an in-kind distribution, RIM will notify the redeeming shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.
Non-Public Disclosures of Portfolio Holdings Information
Mutual fund evaluation services (e.g., Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services) (“Evaluators”) regularly analyze the portfolio holdings of mutual funds to monitor and report on various fund attributes (e.g., style, capitalization, maturity, yield and beta). The Evaluators distribute the results of their analyses to the public, paid subscribers and/or in-house brokers. To facilitate the review of the Funds by the Evaluators, the Funds may provide (or authorize their service providers to distribute) portfolio holdings to the Evaluators before those holdings are publicly available provided that (a) the recipient does not distribute the portfolio holdings information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Fund shares before the portfolio holdings information or results of analyses become public information and (b) the recipient signs a written confidentiality agreement, which includes a duty not to trade on non-public information.
As set forth in the table below, RIM and the money managers may periodically distribute (1) lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature and (2) a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
40

In addition, as set forth in the table below, the Funds’ custodian generates portfolio holdings information in connection with its services to the Funds which may be provided to service providers of the Funds, RIM or the money managers in connection with providing various services for the Funds. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
The entities that may receive information described above, and the purpose for which such information is disclosed, are presented in the table below.
Entity Receiving Portfolio Holdings	Disclosure Purpose
Advent Software, Inc.	Recon, accounting services
Bloomberg AIM	Fund positioning/holdings services
Bloomberg Portfolio	Holdings analysis
Confluence Technologies, Inc. (CTI)	Fund performance calculator, financial reporting software provider
Electra Information Systems	Sub-advisor middle office services
Financial Recovery Technologies, Inc.	Class action filing services
Glass Lewis & Co., LLC	Proxy voting services
Goldman Sachs	Securities lending agent
IHS Markit	Enterprise data management
Morningstar Inc.	Fund rating services
Planetrics	Valuations under different climate risk scenarios
PricewaterhouseCoopers LLP	Audit services
Qontigo	Holdings/portfolio analysis, model optimization
Risk Metrics	Risk management services
SS&C	Middle office provider; benchmark performance, holdings, performance, reconciliation
State Street Bank and Trust Company	Custody, fund accounting, pricing/valuation, fund compliance testing, liquidity risk management, pricing services
Vermillion	Fund marketing report production
No compensation or other consideration is paid to the Funds, RIM or the money managers for any non-public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RIFUS Fund Administration and RIM’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made
41

with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds’ Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
RIM, as the Trust’s investment adviser, is primarily responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIM has established an Active Ownership Committee (“Committee”) and has adopted written Proxy Voting Policies and Procedures and an Engagement Policy (together, the “P&P”) and written proxy voting guidelines (“Guidelines”). RIM has also hired a third-party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. The Proxy Administrator utilizes an automated platform that collects and documents RIM’s voting decisions and interfaces directly with the tabulator of each proxy vote to help ensure timely and accurate votes on the matters being voted. The automated platform is not a substitute for RIM’s judgment or discretion; RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting and maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making proxy voting recommendations to RIM. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. RIM, through the Committee, constructs the Guidelines based on its assessment of each matter covered by the Guidelines. This assessment may take into account or adopt pertinent third-party research, including research provided by the Proxy Administrator. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
Matters that are not covered in the Guidelines or that the Committee determines to be more appropriately examined on a case-by-case basis are voted by the Committee. Regardless of whether a matter is voted pursuant to the Guidelines or by the Committee, RIM, through the Committee, exercises its proxy voting authority in the best interests of the Funds based on its analysis of relevant facts and circumstances; pertinent internal and third party research; reasonably available subsequent information; applicable law and regulation; as well as certain best practices.
To the extent that any shares of a Fund are owned directly by any other RIC or RIF fund, those shares will be voted directly by such fund in the same proportion as all other votes received from the other holders of such fund’s shares.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by contacting the Funds at 1-800-787-7354, at https://connect.rightprospectus.com/russellinvestments and on the SEC’s website at http://www.sec.gov. Please refer to Appendix B at the end of this SAI for the Guidelines effective March 1, 2026. Current Guidelines are available, without charge, at https://russellinvestments.com.
FORUM FOR ADJUDICATION OF DISPUTES.
The RIC Bylaws provide that, unless RIC consents to the selection of an alternative forum, the sole and exclusive forum for any claims, suits, actions or proceedings (except for any claims, suits, actions or proceedings arising under the Securities Act of 1933) relating to: (i) any action to assert a claim arising pursuant to RIC’s Master Trust Agreement or the Bylaws, (ii) any action regarding the duties (including fiduciary duties), obligations or liabilities of the Trustees, officers, or other employees of RIC to RIC or RIC’s shareholders or each other, (iii) any action regarding the rights or powers of, or restrictions on, RIC, the officers, the Trustees or the shareholders, (iv) any action pertaining to the laws of the Commonwealth of Massachusetts pertaining to RIC, or (v) any action relating to any other instrument, document, agreement or certificate contemplated by the RIC Master Trust Agreement or the Bylaws relating in any way to RIC, shall be the Business Litigation Section of the Superior Court of the Commonwealth of Massachusetts or, if such court does not have subject matter jurisdiction thereof, any
42

other court in the Commonwealth of Massachusetts with subject matter jurisdiction (each, a “Covered Action”). The Bylaws further provide that if any Covered Action is filed in a court other than the relevant court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the relevant court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by mailing, certified mail, return receipt requested, a copy thereof to such shareholder at the address in effect for notices under the Bylaws.
BROKERAGE ALLOCATIONS.
The selection of a broker or dealer to execute portfolio transactions for a Fund is made by either RIM or the money manager. RIC's arrangements with RIM and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the depth of market in a security or breadth of market access, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's Board-approved policies and procedures.
Substantially all of the equity transactions that RIM effects for the Funds are executed through Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of RIM.  This presents a conflict of interest because RIIS generates revenue from executing equity transactions for the Funds, which is a financial incentive for RIM to favor the ongoing selection of RIIS for execution of the Funds’ equity transactions. To oversee its use of RIIS to execute equity transactions for the Funds, RIM reviews third-party reports regarding RIIS' trade execution quality and commission rates relative to commission rates for comparable services. RIIS uses a multi-venue trade approach whereby RIIS trades through its network of independent venues, including third-party brokers for clearing and settlement services, to which RIIS pays a portion of its commission.
Subject to its best execution obligations, RIM effects a portion of its equity transactions for certain Funds through Capital Institutional Services, Inc. (“CAPIS”) to generate commission rebates to the Funds on whose behalf the trades were made. Under this arrangement, CAPIS and/or its correspondent brokers retain a portion of the commission as payment for execution costs related to trade processing, clearing and settlement. CAPIS also retains a fee for administration of the program. The remainder is returned to the specific Fund that paid the commissions, resulting in a net reduction in Fund trading-related expenses.
Fixed income portfolio transactions that RIM effects for the Funds are primarily executed directly in the over-the-counter markets. In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
A money manager may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with a Fund, the money manager or RIM, including RIIS, as well as with brokers affiliated with other money managers.
A discretionary money manager may effect transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer for the purposes of generating research services for the money manager’s use. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to the money manager may benefit the particular Fund generating the trading activity and may also benefit other fund accounts managed by the money manager or its affiliates. A money manager using Fund trading to obtain research services for their use, may only do so if, including the value of the research services, the Fund will receive best execution. RIM does not effect trades to obtain research services.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended October 31, 2025, 2024 and 2023, the total brokerage commissions paid by the Funds were:
	2025	2024	2023
Multifactor U.S. Equity Fund	$54,385	$63,451	$43,741
43

	2025	2024	2023
Equity Income Fund	25,702	39,272	39,347
Sustainable Aware Equity Fund	20,485	22,481	25,172
U.S. Strategic Equity Fund	416,186	452,699	461,054
U.S. Small Cap Equity Fund	737,521	733,156	875,217
Multifactor International Equity Fund	103,798	123,327	60,004
International Developed Markets Fund	489,950	523,217	918,944
Global Equity Fund	670,376	634,863	673,538
Emerging Markets Fund	777,234	994,441	1,492,858
Tax-Managed U.S. Large Cap Fund	1,455,813	945,522	998,549
Tax-Managed U.S. Mid & Small Cap Fund	1,355,583	1,188,187	1,284,394
Tax-Managed International Equity Fund	2,274,134	2,178,366	2,865,327
Tax-Managed Real Assets Fund	576,357	479,896	424,439
Opportunistic Credit Fund	31,141	43,700	51,245
Long Duration Bond Fund	11,414	6,550	11,237
Strategic Bond Fund	369,276	534,375	493,842
Investment Grade Bond Fund	75,792	104,131	106,740
Short Duration Bond Fund	15,684	20,123	20,644
Tax-Exempt High Yield Bond Fund	4,499	6,770	8,908
Tax-Exempt Bond Fund	0	13,685	52,521
Global Infrastructure Fund	175,703	180,544	161,779
Global Real Estate Securities Fund	207,539	229,747	300,807
Multi-Strategy Income Fund	203,326	217,441	248,476
Multi-Asset Strategy Fund	495,367	467,801	527,175
The principal reasons for changes in certain Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions and (3) changes in money managers of certain Funds, resulting in increased securities transactions and brokerage commissions.
The table below sets forth: (1) the aggregate dollar amount of brokerage commissions paid by the Funds during the fiscal years ended October 31, 2023, 2024 and 2025, respectively, to any broker that is an affiliated person of a Fund, RIM or the relevant money manager, including the percentage of the Fund’s aggregate brokerage commissions paid to the broker and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the fiscal year ended October 31, 2025; and (2) for RIIS, an affiliated person of RIM, the net amount of the RIIS commission after payment by RIIS of any commissions or fees to third party brokers, generally for clearing and settlement services for the fiscal years ended October 31, 2023, 2024 and 2025, respectively.
Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal	2025 RIIS Net (USD)
Multifactor U.S. Equity Fund
RIM
44

Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal	2025 RIIS Net (USD)
Russell Investments Implementation Services, LLC	18,076	33.237%	35.460%	16,244
Total:	18,076	33.237%	35.460%	16,244
Equity Income Fund
RIM
Russell Investments Implementation Services, LLC	7,648	29.756%	33.537%	6,932
Total:	7,648	29.756%	33.537%	6,932
Sustainable Aware Equity Fund
RIM
Russell Investments Implementation Services, LLC	3,593	17.539%	11.857%	3,163
Total:	3,593	17.539%	11.857%	3,163
U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	82,873	19.912%	14.323%	73,934
Total:	82,873	19.912%	14.323%	73,934
U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	204,734	27.760%	24.699%	169,153
Total:	204,734	27.760%	24.699%	169,153
Multifactor International Equity Fund
RIM
Russell Investments Implementation Services, LLC	30,374	29.262%	30.324%	24,766
Total:	30,374	29.262%	30.324%	24,766
International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	108,345	22.114%	25.398%	86,013
Total:	108,345	22.114%	25.398%	86,013
Global Equity Fund
RIM
Russell Investments Implementation Services, LLC	123,956	18.491%	18.626%	100,802
Total:	123,956	18.491%	18.626%	100,802
Emerging Markets Fund
RIM
Russell Investments Implementation Services, LLC	230,552	29.663%	25.602%	143,919
Total:	230,552	29.663%	25.602%	143,919
Tax-Managed U.S. Large Cap Fund
RIM
Russell Investments Implementation Services, LLC	416,505	28.610%	27.873%	349,734
Total:	416,505	28.610%	27.873%	349,734
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Fund Name	RIM/Money Manager	Affiliated Broker	2025 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal	2025 RIIS Net (USD)
Tax-Managed U.S. Mid & Small Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	429,714	31.700%	35.856%	352,788
Total:			429,714	31.700%	35.856%	352,788
Tax-Managed International Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	649,668	28.568%	31.194%	450,600
Total:			649,668	28.568%	31.194%	450,600
Tax-Managed Real Assets Fund
	RIM
		Russell Investments Implementation Services, LLC	170,191	29.529%	28.801%	135,957
Total:			170,191	29.529%	28.801%	135,957
Global Infrastructure Fund
	RIM
		Russell Investments Implementation Services, LLC	46,808	26.641%	25.134%	35,618
Total:			46,808	26.641%	25.134%	35,618
Global Real Estate Securities Fund
	RIM
		Russell Investments Implementation Services, LLC	54,771	26.391%	30.273%	44,902
Total:			54,771	26.391%	30.273%	44,902
Multi-Strategy Income Fund
	RIM
		Russell Investments Implementation Services, LLC	25,829	12.704%	15.505%	18,701
Total:			25,829	12.704%	15.505%	18,701
Multi-Asset Strategy Fund
	RIM
		Russell Investments Implementation Services, LLC	80,079	16.166%	22.690%	57,951
Total:			80,079	16.166%	22.690%	57,951

Fund Name	RIM/Money Manager	Affiliated Broker	2024 Total (USD)	2024 RIIS Net (USD)
Multifactor U.S. Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	11,775	10,892
Total:			11,775	10,892
Equity Income Fund
	RIM
		Russell Investments Implementation Services, LLC	7,501	5,600
Total:			7,501	5,600
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Fund Name	RIM/Money Manager	Affiliated Broker	2024 Total (USD)	2024 RIIS Net (USD)
Sustainable Aware Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	3,120	2,595
	Jacobs Levy Equity Management Inc
		Raymond James & Associates Inc	1
Total:			3,121	2,595
U.S. Strategic Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	68,031	61,764
	Jacobs Levy Equity Management Inc
		Raymond James & Associates Inc	153	-
		Wells Fargo Clearing Services LLC	47	-
Total:			68,231	61,764
U.S. Small Cap Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	134,912	115,829
Total:			134,912	115,829
Multifactor International Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	21,542	17,609
Total:			21,542	17,609
International Developed Markets Fund
	RIM
		Russell Investments Implementation Services, LLC	82,748	65,899
Total:			82,748	65,899
Global Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	79,853	60,759
Total:			79,853	60,759
Emerging Markets Fund
	RIM
		Russell Investments Implementation Services, LLC	191,519	118,986
Total:			191,519	118,986
Tax-Managed U.S. Large Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	186,506	168,374
Total:			186,506	168,374
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Fund Name	RIM/Money Manager	Affiliated Broker	2024 Total (USD)	2024 RIIS Net (USD)
Tax-Managed U.S. Mid & Small Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	236,082	207,684
Total:			236,082	207,684
Tax-Managed International Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	354,028	246,675
Total:			354,028	246,675
Tax-Managed Real Assets Fund
	RIM
		Russell Investments Implementation Services, LLC	95,276	81,983
Total:			95,276	81,983
Strategic Bond Fund
	Schroder Investment Management North America Inc.(1)
		Wells Fargo Clearing Services LLC	0	-
Total:			0	-
Investment Grade Bond Fund
	MetLife Investment Management(1)
		Wells Fargo Clearing Services LLC	0	-
	Schroder Investment Management North America Inc.(1)
		Wells Fargo Clearing Services LLC	0	-
Total:			0	-
Tax-Exempt Bond Fund
	MacKay Shields LLC(1)
		Wells Fargo Clearing Services LLC	0	-
Total:			0	-
Global Infrastructure Fund
	RIM
		Russell Investments Implementation Services, LLC	34,336	26,729
Total:			34,336	26,729
Global Real Estate Securities Fund
	RIM
		Russell Investments Implementation Services, LLC	42,581	35,790
Total:			42,581	35,790
Multi-Strategy Income Fund
	RIM
48

Fund Name	RIM/Money Manager	Affiliated Broker	2024 Total (USD)	2024 RIIS Net (USD)
		Russell Investments Implementation Services, LLC	19,220	14,364
Total:			19,220	14,364
Multi-Asset Strategy Fund
	RIM
		Russell Investments Implementation Services, LLC	46,050	35,201
	Hermes Investment Management Limited(1)
		Wells Fargo Clearing Services LLC	0	-
Total:			46,050	35,201
(1) Affiliated fixed income trades with no stated commission.
Fund Name	RIM/Money Manager	Affiliated Broker	2023 Total (USD)	2023 RIIS Net (USD)
Multifactor U.S. Equity Fund
RIM
Russell Investments Implementation Services, LLC	8,038	7,543
Total:	8,038	7,543
Equity Income Fund
RIM
Russell Investments Implementation Services, LLC	7,444	6,896
Total:	7,444	6,896
Sustainable Aware Equity Fund
RIM
Russell Investments Implementation Services, LLC	3,152	2,809
Total:	3,152	2,809
U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	68,050	61,522
Jacobs Levy Equity Management Inc
Raymond James & Associates Inc	644	-
Total:	68,694	61,522
U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	159,171	138,969
Total:	159,171	138,969
Multifactor International Equity Fund
RIM
Russell Investments Implementation Services, LLC	9,545	7,793
Total:	9,545	7,793
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Fund Name	RIM/Money Manager	Affiliated Broker	2023 Total (USD)	2023 RIIS Net (USD)
International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	145,739	115,571
Total:	145,739	115,571
Global Equity Fund
RIM
Russell Investments Implementation Services, LLC	95,245	79,008
Total:	95,245	79,008
Emerging Markets Fund
RIM
Russell Investments Implementation Services, LLC	289,537	190,999
Total:	289,537	190,999
Tax-Managed U.S. Large Cap Fund
RIM
Russell Investments Implementation Services, LLC	194,724	176,969
Total:	194,724	176,969
Tax-Managed U.S. Mid & Small Cap Fund
RIM
Russell Investments Implementation Services, LLC	253,395	209,147
Total:	253,395	209,147
Tax-Managed International Equity Fund
RIM
Russell Investments Implementation Services, LLC	518,581	382,015
Total:	518,581	382,015
Tax-Managed Real Assets Fund
RIM
Russell Investments Implementation Services, LLC	84,531	69,833
Total:	84,531	69,833
Strategic Bond Fund
Schroder Investment Management North America Inc.(1)
Wells Fargo Clearing Services, LLC	0	-
Total:	0	-
Investment Grade Bond Fund
Schroder Investment Management North America Inc.(1)
UBS Financial Services Inc	0	-
Total:	0	-
50

Fund Name	RIM/Money Manager	Affiliated Broker	2023 Total (USD)	2023 RIIS Net (USD)
Short Duration Bond Fund
Scout Investments, Inc.(1)
Wells Fargo Clearing Services, LLC	0	-
Total:	0	-
Tax-Exempt Bond Fund
MacKay Shields LLC(1)
Wells Fargo Clearing Services, LLC	0	-
Total:	0	-
Global Infrastructure Fund
RIM
Russell Investments Implementation Services, LLC	29,175	23,218
Total:	29,175	23,218
Global Real Estate Securities Fund
RIM
Russell Investments Implementation Services, LLC	51,860	45,080
Total:	51,860	45,080
Multi-Strategy Income Fund
RIM
Russell Investments Implementation Services, LLC	21,245	16,108
Putnam Investment Management, LLC
Wells Fargo Clearing Services, LLC	161	-
Total:	21,406	16,108
Multi-Asset Strategy Fund
RIM
Russell Investments Implementation Services, LLC	46,068	33,903
Hermes Investment Management Limited(1)
Wells Fargo Clearing Services, LLC	0	-
Putnam Investment Management, LLC(1)
Wells Fargo Clearing Services, LLC	0	-
Total:	46,068	33,903
(1) Affiliated fixed income trades with no stated commission.
During the Funds’ fiscal year ended October 31, 2025, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act. The values of broker–dealer securities held as of October 31, 2025 (USD) were as follows:

Broker	Multifactor U.S. Equity Fund	Equity Income Fund	Sustainable Aware Equity Fund	U.S. Strategic Equity Fund	Multifactor International Equity Fund
Barclays Capital Inc.					617,286
BNP Paribas Securities Corp.					393,070
Citigroup Global Markets Inc.	1,015,742	2,510,302	127,651	22,518,006
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Broker	Multifactor U.S. Equity Fund	Equity Income Fund	Sustainable Aware Equity Fund	U.S. Strategic Equity Fund	Multifactor International Equity Fund
CLSA Americas, LLC
Goldman Sachs & Co. LLC	1,000,132	316,537	134,982	6,323,643
J.P. Morgan Securities LLC	3,574,769	4,218,476	668,908	22,790,784
Jefferies LLC	35,660
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,810,352	1,937,937	226,575	19,049,687
Morgan Stanley & Co. LLC	716,844		97,088	10,671,316
Nomura Securities International, Inc.					436,973
Pershing LLC	570,194		704,135	12,239,586
RBC Capital Markets, LLC					1,471,274
State Street Global Markets, LLC	238,607		401,225
UBS Securities LLC					948,636

Broker	International Developed Markets Fund	Global Equity Fund	Emerging Markets Fund	Tax-Managed U.S. Large Cap Fund	Tax-Managed International Equity Fund
Barclays Capital Inc.	3,619,158				10,655,160
BNP Paribas Securities Corp.	2,881,119	8,925,514			6,514,192
Citigroup Global Markets Inc.		2,679,457		56,240,655
CLSA Americas, LLC			2,387,572
Goldman Sachs & Co. LLC		2,587,555		9,528,485
J.P. Morgan Securities LLC		10,513,989		111,366,337
Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.		10,660,923		43,837,819
Morgan Stanley & Co. LLC				32,472,164
Nomura Securities International, Inc.	556,186				5,666,965
Pershing LLC				6,561,496
RBC Capital Markets, LLC	5,328,405	2,735,840			6,665,927
State Street Global Markets, LLC				4,964,706
UBS Securities LLC	14,923,423	11,655,580			49,834,283

Broker	Opportunistic Credit Fund	Strategic Bond Fund	Investment Grade Bond Fund	Short Duration Bond Fund
Barclays Capital Inc.	1,356,813	8,594,073	4,479,575	3,072,830
BNP Paribas Securities Corp.	219,051	5,241,071	673,209	797,502
Citigroup Global Markets Inc.	1,312,345	6,717,256	6,080,964	4,668,553
CLSA Americas, LLC
Goldman Sachs & Co. LLC		5,287,120	8,204,393	2,393,475
J.P. Morgan Securities LLC	807,512	10,889,297	11,441,807	7,147,895
Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.		6,742,090	8,206,847	5,303,555
Morgan Stanley & Co. LLC	1,293,139	7,306,539	8,550,622	4,500,206
Nomura Securities International, Inc.		422,415
Pershing LLC				437,048
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Broker	Opportunistic Credit Fund	Strategic Bond Fund	Investment Grade Bond Fund	Short Duration Bond Fund
RBC Capital Markets, LLC			1,256,086	2,778,978
State Street Global Markets, LLC				1,952,530
UBS Securities LLC		1,839,854	651,616	1,630,029

Broker	Global Real Estate Securities Fund	Multi-Strategy Income Fund	Multi-Asset Strategy Fund
Barclays Capital Inc.		268,737
BNP Paribas Securities Corp.		508,611	290,046
Citigroup Global Markets Inc.		1,024,324	608,696
CLSA Americas, LLC
Goldman Sachs & Co. LLC		443,514	23,681
J.P. Morgan Securities LLC		1,136,170	1,618,757
Jefferies LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.		1,239,226	919,287
Morgan Stanley & Co. LLC		287,420	235,340
Nomura Securities International, Inc.	2,054,791	341,543	242,054
Pershing LLC			270,796
RBC Capital Markets, LLC		562,735	475,824
State Street Global Markets, LLC		130,869
UBS Securities LLC		795,873	619,591

FOREIGN CURRENCY FEES.
RIIS may execute foreign currency transactions (“FX Transactions”) on an agency basis on behalf of the Funds.  RIIS may charge the Funds an agency fee for effecting FX Transactions (“FX Fee”).  During the Funds’ fiscal years ended October 31, 2025, 2024 and 2023, the total FX Fees paid by the Funds to RIIS were:
	2025	2024	2023
U.S. Small Cap Equity Fund	$494	$495	$845
Multifactor International Equity Fund	21,992	20,487	8,817
International Developed Markets Fund	57,100	74,251	134,044
Global Equity Fund	58,410	67,196	79,313
Emerging Markets Fund	32,087	39,066	66,234
Tax-Managed International Equity Fund	107,975	115,196	161,376
Tax-Managed Real Assets Fund	28,065	22,819	26,612
Global Infrastructure Fund	19,491	20,529	23,375
Global Real Estate Securities Fund	16,334	17,670	25,689
Multi-Strategy Income Fund	4,197	7,030	9,911
Multi-Asset Strategy Fund	16,574	19,329	20,547
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Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective, with the exception of the Sustainable Aware Equity Fund, International Developed Markets Fund, Investment Grade Bond Fund and Tax-Exempt Bond Fund, is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of the Sustainable Aware Equity Fund, International Developed Markets Fund, Investment Grade Bond Fund and Tax-Exempt Bond Fund are, fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their Prospectus.
INVESTMENT RESTRICTIONS.
Each Fund is subject to the following fundamental investment restrictions.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.
Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
This investment restriction shall not apply to the Global Real Estate Securities Fund or the Tax-Managed Real Assets Fund.
The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
The Tax-Managed Real Assets Fund will concentrate its investments in equity securities of companies in the real assets group of industries.
2.
Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.
Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
This restriction shall not prevent the Multi-Strategy Income and Multi-Asset Strategy Funds from purchasing or selling commodity-linked derivative instruments and other commodity-linked securities, including swap agreements, commodity-linked structured notes, options, swaptions, futures contracts with respect to indices or individual commodities and options on futures contracts, equities of commodity-related companies, exchange traded funds and exchange traded notes or from investing in securities or other instruments backed by physical commodities or by indices.
4.
Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.
Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
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6.
Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.
Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
An additional fundamental policy is that the Tax-Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.
An additional fundamental policy is that the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds will each invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax.
For purposes of these investment restrictions, the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Global Real Estate Securities Fund concentrates its investments in real estate securities.  The Tax-Managed Real Assets Fund will concentrate its investments in the real assets group of industries.  For purposes of this investment restriction, the Tax-Managed Real Assets Fund defines the “real assets group of industries” to include investments offering exposure to natural resources, real estate, infrastructure and commodities, as defined in the Fund's Prospectus. For purposes of this investment restriction, the Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classifications of the Global Industry Classification Standard (“GICs”) methodology.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1∕3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
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No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, the Funds may borrow for temporary or emergency purposes. Each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1∕3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1∕3%) of its assets. The Funds have entered into a line of credit with one or more lenders to be utilized solely for temporary or emergency purposes as contemplated by the 1940 Act including, without limitation, funding shareholder redemptions.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
INVESTMENT POLICIES.
The investment objective and principal investment strategies for each Fund are provided in their Prospectus. The following discussion describes certain investment strategies that the Funds may pursue and certain types of instruments in which the Funds may invest. The Funds may not invest in all of the instruments listed below. The Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIM or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The Multifactor U.S. Equity, Equity Income, Sustainable Aware Equity, U.S. Strategic Equity, U.S. Small Cap Equity, Multifactor International Equity, International Developed Markets, Global Equity, Emerging Markets, Tax-Managed U.S. Large Cap, Tax-Managed U.S. Mid & Small Cap, Tax-Managed International Equity, Tax-Managed Real Assets, Global Real Estate Securities and Global Infrastructure Funds are referred to collectively as the “Equity Funds.”
The Opportunistic Credit, Long Duration Bond, Strategic Bond, Investment Grade Bond, Short Duration Bond, Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds are referred to collectively as the “Fixed Income Funds.”
The Multi-Strategy Income and the Multi-Asset Strategy Funds are each considered both an “Equity Fund” and a “Fixed Income Fund.”
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.
Each Fund’s principal investment strategies and the related risks are described in the Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the Fund's Prospectus, is a non-principal strategy and risk of the Fund.
Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy.
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The Funds, except the Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds, usually, but not always, expose all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange-traded fixed-income futures contracts, forwards, swaps and to be announced securities. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale.
The Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds may seek to limit the effect of holding cash reserves on the Funds' exposures by investing in pre-refunded municipal bonds to provide the Funds with longer duration exposure. RIM may choose to invest in pre-refunded municipal bonds to manage Fund exposures. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities.
RIM invests any remaining cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”).  For the Tax-Exempt Bond Fund, any remaining cash is invested in short-term investments, including variable rate demand notes and short-duration municipal debt obligations. In addition, for the Investment Grade Bond, Strategic Bond, Short Duration Bond, and Multi-Asset Strategy Funds, any remaining cash may also be invested in fixed income securities with an average portfolio duration of one year and individual effective maturities of up to five years for the Investment Grade Bond, Strategic Bond, and Multi-Asset Strategy Funds, and average portfolio duration of approximately two years and individual effective maturities of up to six years for the Short Duration Bond Fund, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the Cash Management Fund. While the Tax-Exempt Bond Fund does not generally invest its cash reserves in the U.S. Cash Management Fund, dividends from the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds' investments in the U.S. Cash Management Fund and other taxable instruments are treated as taxable income by the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds' shareholders, respectively. RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as interest rate changes for the Fixed Income Funds or declining equity prices for the Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Equity Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
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Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds since financial futures contracts that may be engaged in are on taxable securities rather than tax-exempt securities.  There is no assurance that the price of taxable securities will move in a similar manner to the price of tax-exempt securities. Another risk is that a liquid market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy. Position limits may constrain a Fund from being able to enter into hedging transactions.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in certain investments, including repurchase agreements of more than seven days' duration, that are deemed to be “illiquid” as defined in Rule 22e-4 under the 1940 Act. This limitation is applied at the time of purchase. An investment is generally deemed to be illiquid if it is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. A Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause the Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. In addition, certain rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) include mandatory margin requirements that require the Funds to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, certain Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the  Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.
There can be no assurance that a when-issued security will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the
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value of the when-issued security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period. If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. Regulations of prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. These regulations and any potential future regulation by prudential regulators could adversely affect a Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.
Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. An “index-based ETF” seeks to track the performance of an index, such as the S&P 500®, the Nasdaq 100, the ICE BofA 1-3 Year U.S. Treasury Index or the Bloomberg Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an index-based ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. An “actively-managed ETF” invests in securities based on an adviser’s investment strategy. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Short Sales. The Sustainable Aware Equity, U.S. Strategic Equity and U.S. Small Cap Equity Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. A Fund will realize a gain if the security declines in price between those dates. Short sales expose a Fund to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Short sales are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
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Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When a Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent a Fund uses the proceeds it receives from short sales to purchase other securities, the risks associated with the short sales, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.
The Sustainable Aware Equity Fund, U.S. Strategic Equity Fund and U.S. Small Cap Equity Fund currently engage in short sale transactions that are effected through State Street but reserve the right to engage in short sale transactions through one or more other counterparties. For short sale transactions effected through State Street, the Funds typically expect to collateralize short sale transactions through the Funds' reciprocal lending activity with State Street. (i.e., short sale transactions are collateralized by securities loaned to State Street for purposes of securities lending activities). The Funds may also deliver cash to State Street for purposes of collateralizing their short sales transactions or “memo pledge” securities as collateral, whereby assets are designated as collateral by State Street on State Street's books but remain in a Fund’s custody account. Similar to the risks generally applicable to securities lending arrangements, participation in the reciprocal lending program subjects the Funds to the risk that State Street could fail to return a security lent to it by a Fund, or fail to return the Fund’s cash collateral, a risk which would increase with any decline in State Street’s credit profile. However, the impact of State Street’s failure to return a security lent to it by a Fund or, failure to return a Fund’s cash collateral, would be mitigated by the Fund’s right under such circumstances to decline to return the securities the Fund initially borrowed from State Street with respect to its short sale transactions. This risk may be heightened during periods of market stress and volatility, particularly if the type of collateral provided is different than the type of security borrowed (e.g., cash is provided as collateral for a loan of an equity security). To the extent necessary to meet collateral requirements associated with a short sale transaction involving a counterparty other than State Street, the Funds are required to pledge assets in a segregated account maintained by the Funds' custodian for the benefit of the broker. The Funds may also use securities they own to meet any such collateral obligations. These requirements may result in the Funds being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in the Funds needing to sell holdings at a disadvantageous time to satisfy their obligations.
If the Funds' prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Fund may lose money.
Effective on or about March 24, 2026, the Sustainable Aware Equity Fund will no longer enter into short sale transactions.
Short Positions. The Global Equity Fund may employ long-short strategies pursuant to which the Fund gains exposure to a portfolio of long and short equity securities through derivative positions. The Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. The Fund will realize a gain if the security declines in price during that time. Short positions expose the Fund to the risk of liability for the fair value of the shorted security (the amount of which increases as the fair value of the underlying security increases), in addition to any related interest payments or other fees associated with the derivative position. Short positions are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk. For additional information regarding the risks of derivatives, please see the section titled “Other Financial Instruments Including Derivatives” below.
Although the Fund’s potential for gain as a result of a short position is limited to the price at which it established the short position less the associated costs, its potential for loss is theoretically unlimited because there is no limit to the potential increase in the price of the security over the tenor of the short position. When the Fund takes a short position, the Fund may use all or a portion of the proceeds of the short position to purchase or take long positions in other securities or for any other permissible Fund purpose. To the extent the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.
If the Fund’s counterparty to its long-short equity strategy fails to honor its contract terms, the Fund may lose money.
Short Sales “Against the Box.” The Sustainable Aware Equity, U.S. Strategic Equity, U.S. Small Cap Equity and Global Equity Funds may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short or shorted via derivatives. Not more than 10% of a Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale  or short a security via derivatives as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for
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such security). In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short or shorted via derivatives relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. Short sales “against the box” are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
Effective on or about March 24, 2026, the Sustainable Aware Equity Fund will no longer utilize short sales “against the box.”
Foreign Securities.
Investment in Foreign Securities. The Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting, financial reporting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Fund may tend to have a greater exposure to liquidity risk.
Investment in foreign countries may also be affected by a country’s political climate which could result in regulatory restrictions, including restrictions on transacting in certain foreign securities (“restricted securities”), being contemplated or imposed in the U.S. or in the foreign country that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Geopolitical developments, including regional and global conflict, in certain countries in which a Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom’s exit from the European Union, or Brexit, resulted in market volatility and caused additional market disruption on a global basis. To the extent that a Fund is unable to transact in a restricted security on a U.S. exchange, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund’s costs. In addition, to the extent that a Fund holds a restricted security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by RIC and/or RIM or the restricted holding(s) are divested.  Certain restricted securities may have less liquidity as a result of such designation and the market price of such security may decline and a Fund may incur a loss as a result.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities (in the sanctioned country and other markets), and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund.
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of a Fund. Securities held by a Fund which are denominated in U.S. dollars are still subject to currency risk.
Investment in Emerging Markets. The Equity Funds may invest in emerging markets stocks. The Fixed Income Funds may also invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which
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are believed to be suitable investments for the Funds. As a general rule, the Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In general, this can be expected to result in less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. In addition, there is the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by audit firms in emerging market countries – such as the People’s Republic of China – and, therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Furthermore, U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in frontier markets are generally subject to all of the risks of investments in non-U.S. and emerging markets securities, but to a heightened degree. Because frontier markets are among the smallest, least developed, least liquid, and most volatile of the emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed or traditional emerging markets. Many frontier market countries operate with relatively new and unsettled securities laws and are heavily dependent on commodities, foreign trade and/or foreign aid. Compared to developed and traditional emerging market countries, frontier market countries typically have less political and economic stability, face greater risk of a market shutdown, and impose greater governmental restrictions on foreign investments.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.
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Investments in the People’s Republic of China. The Funds may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Prospectus. Investing in securities and instruments economically tied to the PRC subjects a Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investments in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on a Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Funds. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. In November 2020, the President of the United States issued an executive order (“CCMC Order”) prohibiting US persons, including the Funds, from transacting in securities of any Chinese company identified by the Secretary of Defense as a “Communist Chinese military company” (“CCMC”) or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. The CCMC order was amended in June 2021 when the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition expands on the CCMC order. To the extent that a Fund holds securities of a Chinese issuer and the issuer of a Fund portfolio holding is deemed to be a CMIC, it may have a material adverse effect on the Fund’s ability to pursue its investment objective and/or strategy. To the extent that a Fund currently transacts in securities of a foreign company on a U.S. exchange but is unable to do so in the future, the Fund will have to seek other markets in which to transact in such securities which could increase the Fund’s costs. In addition, to the extent that a Fund holds a security of a CMIC, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Trust and/or RIM or the CMIC holding(s) are divested. Certain CMIC securities may have less liquidity as a result of such designation and the market price of such CMIC may decline and a Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.
Investing through Stock Connect. Certain Equity Funds may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
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However, a number of restrictions apply to Stock Connect trading that could affect an Equity Fund's investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude an Equity Fund's ability to invest in Stock Connect Securities.
Investing through Bond Connect. Certain Fixed Income Funds may invest in certain eligible securities (“Bond Connect Securities”) that are listed and traded through China’s Bond Connect Program (“Bond Connect”) which allows non-Chinese investors (such as the Fixed Income Funds) to purchase certain fixed-income investments available from China’s interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect Securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect Securities on behalf of ultimate investors (such as the Fixed Income Funds) via accounts maintained with China’s two fixed-income securities clearinghouses. While the ultimate investor may hold beneficial interest in Bond Connect Securities, courts in China have limited experience in applying the concept of beneficial ownership. Additionally, a Fund may not be able to participate in corporate actions affecting Bond Connect Securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.
Investing through Variable Interest Entities. Certain Funds may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities (“VIEs”). Due to PRC governmental restrictions on non-PRC ownership of companies in certain industries in the PRC, certain PRC companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the PRC operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-PRC investors such as a Fund. This arrangement allows non-PRC investors in the offshore company to obtain economic exposure without direct equity ownership in the PRC company.
Although VIEs are a longstanding industry practice and well known to officials and regulators in the PRC, VIEs are not formally recognized under PRC law. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, the Trial Measures are not an endorsement of VIE structures by the PRC. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact a Fund’s performance. There is also uncertainty related to the PRC’s taxation of VIEs and the PRC tax authorities may take positions which may result in increased tax liabilities for VIEs.
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Investments in Saudi Arabia. Certain Funds may invest in securities and instruments of Saudi Arabian issuers. These issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy.
The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and/or the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. The Funds are also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact a Fund.
A Fund's ability to invest in Saudi Arabian securities depends on the ability of RIM, a money manager and/or the Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, a Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of RIM, a money manager or a Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. Under the Independent Custody Model (“ICM”), securities are under the control of the local custodian, while assets are held within a trading account at the Saudi Arabian depository and would be recoverable in the event of the bankruptcy of the local custodian. When a Fund utilizes the ICM approach, the Fund relies on a local broker’s instruction to authorize transactions in Saudi Arabian securities. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by a manual affirmation process conducted by the local custodian, which validates a Fund’s settlement instructions with the local broker’s instructions and the transaction report from the depository. Additionally, instructions may only be given by a Fund’s authorized brokers and these brokers are unable to view the holdings within a Fund’s trading account.
Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s investments.
Privatizations. The Multi-Strategy Income and Multi-Asset Strategy Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
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Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). Certain Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Equity Linked Notes. Certain Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Equity Securities.
Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index.
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Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of a Fund's portfolio.
Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.
Investments in securities of micro capitalization companies and companies with capitalizations smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.
Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.
Initial Public Offering Stocks. The Funds may invest in initial public offering (“IPO”) stocks. Investments in IPO stocks expose a Fund to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although investments in IPO stocks may have had a positive impact on a Fund’s performance in the past, there can be no assurance that a Fund will identify favorable IPO investment opportunities in the future. The purchase of IPO stock may involve high transaction costs. IPO stocks are also subject to liquidity risk.
Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. In connection with their investments in convertible securities, the Fixed Income Funds may invest in equity-related derivatives for hedging purposes.
The Funds may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, a Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of a
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Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. Under certain circumstances, contingent convertible securities may be subject to an automatic write-down of the principal amount or value of the securities, sometimes to zero and thereby cancelling the securities. If such an event occurs, a Fund could lose the entire value of its investment in the securities even if the issuer remains in business and may not have any rights to repayment of the principal amount of the securities that has not become due.
Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Securities. The Equity Funds may invest in real estate securities.  Just as real estate values go up and down, the value of the securities of real estate companies in which a Fund invests also fluctuates. A Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.
Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Tax-Managed Real Assets and Global Real Estate Securities Funds, it is anticipated, although not required, that under normal circumstances a majority of each Fund’s investments in REITs will consist of securities issued by equity REITs.
A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities,
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the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.
Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing a Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.
“Special Situation” Companies. The Equity Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Funds believe, however, that if RIM or the money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Master Limited Partnerships (“MLPs”). The Equity Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.
Debt Instruments and Money Market Instruments.
To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. Fluctuations in interest rates may have unpredictable effects on markets, may result in heightened market volatility and may increase a Fund’s exposure to risks associated with such interest rates. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) participation
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certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”)). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.
The Fixed Income Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Fixed Income Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Fixed Income Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by a Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty.
The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.
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Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements.
Reverse Repurchase Agreements and Dollar Rolls. The Fixed Income Funds may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Reverse repurchase agreements are generally subject to a number of risks such as leverage risk, liquidity risk, operational risk and legal risk (i.e., the risk of insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract). Reverse repurchase agreements are also subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price.
The Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. Dollar rolls are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Fixed Income Funds and the Tax-Managed Real Assets and Global Infrastructure Funds may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. A Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Fixed Income Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Fixed Income Funds may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
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Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Fixed Income Funds may invest in include the securities described below.
Agency Mortgage-Backed Securities. Certain MBS may be issued or guaranteed by the U.S. government or a government-sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government-sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment. Since 2008, Fannie Mae and Freddie Mac have been operating under Federal Housing Finance Administration (“FHFA”) conservatorship and are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. The FHFA has made public statements regarding plans to consider ending the conservatorships. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on Fannie Mae’s or Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of Fannie Mae or Freddie Mac securities, which could cause losses to a Fund.
Privately-Issued Mortgage-Backed Securities. MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Reverse Mortgages. Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the FNMA, a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of property owners to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Investments in CMBS are also subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risks. CMBS securities may be less liquid and exhibit greater price volatility than other types of asset-backed securities. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other
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uses. These developments could result from, among other things, changing tastes and preferences (such as for remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments.
Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks,
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commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Covered Bonds. Certain Funds may invest in covered bonds, which are debt instruments issued by banks or other financial institutions that are backed by both the issuing financial institution and a segregated pool of financial assets (a “cover pool”), typically comprised of residential or commercial mortgage loans or loans to public sector institutions. The cover pool, typically maintained by the issuing financial institution, is designed to pay covered bond holders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay amounts owing in respect of the bonds, bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution. Market practice surrounding the maintenance of a cover pool, including custody arrangements, varies based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may afford lesser protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by factors similar to other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuing financial institution is downgraded or the quality of the assets in the cover pool deteriorates.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. A Fund may enter into TBA commitments to purchase securities and/or enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. A Fund may also purchase or sell an option to buy or sell a TBA sale commitment. When a Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.
Risk Factors. The value of a Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its
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investments in MBS, a Fund has exposure to prime loans, subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans may be susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the FNMA) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the MBS in which certain Funds may invest. Mortgage loans backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on MBS generally.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Adverse changes in market conditions and the regulatory climate may reduce the cash flow which a Fund, to the extent it invests in MBS or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed securities. As a result, the liquidity and/or the market value of any MBS or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.
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Asset-backed securities may include MBS, loans, receivables or other assets. The value of a Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, relatively less liquid than other investments and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs’ assets in finance companies, a Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.
Collateralized Loan Obligations. The Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities
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will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities may be considered illiquid investments in the event there is no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on RIM's and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant
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investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As a Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts.
A Fund's investment in “leveraged loans” may include an investment in “covenant lite” loans. Covenant lite loans, the terms and conditions of which may vary by instrument, may contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans that might otherwise enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or debt securities with more restrictive covenants, which may result in losses to the Fund. In addition, covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Funds are exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations may be illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Credit Linked Notes, Credit Options and Similar Instruments. The Fixed Income Funds may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Yankee Bonds. The Fixed Income Funds may invest in Yankee Bonds. Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
Bank Obligations. The Fixed Income Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. In addition, the Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
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Risk Factors. An adverse development in the banking industry may affect the value of a Fund’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments. The specific effects of such developments are not yet fully known.
ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
High Yield Bonds. The Funds, except the Investment Grade Bond Fund, may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are relatively less liquid than higher rated securities. As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to a Fund.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.
Distressed Securities. The Funds, except the Investment Grade Bond Fund, may invest in debt securities that are the subject of bankruptcy proceedings, in default as to the payment of principal or interest, or rated in the lowest rating category by an NRSRO (“distressed securities”). Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings.
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Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, a Fund may lose all of its investment in the distressed security, or it may be required to accept cash or securities with a value less than a Fund's original investment.
Lowest Rated Investment Grade Securities. The Funds may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
Auction Market and Remarketed Preferred Stock. The Fixed Income Funds may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third-party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The Fixed Income Funds may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Event-Linked Bonds. The Multi-Strategy Income and Multi-Asset Strategy Funds may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified
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actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fixed Income Funds' investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of the loan. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality or securities that pay interest in cash.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of PIK securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may, even if accounting conditions are met, obtain no return at all on its investment. PIK securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual and in the event that accrued income is not realized, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. As a result, a Fund may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If a Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Municipal Debt Instruments.
Economic downturns and budgetary constraints may make municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal
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issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city’s bankruptcy filing, the Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Obligations and Bonds. The Fixed Income Funds may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds. Municipal bonds include:
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service and may be negatively affected by the general credit of the user of the facility.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value. In the event a Fund sells a pre-refunded municipal bond prior to its maturity, the price received may be less than the bond’s original cost, depending on market conditions at the time of sale.
Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. Lower rated municipal obligations are subject to greater credit and market risk than higher quality municipal obligations. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of
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litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. Timely payments by issuers of industrial development bonds are dependent on the money earned by the particular facility or amount of revenues from other sources, and may be negatively affected by the general credit of the user of the facility.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. In addition, the current economic climate and the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. A lack of information regarding certain issuers may make their municipal securities more difficult to assess. Additionally, uncertainties in the municipal securities market could negatively affect a Fund's net asset value and/or the distributions paid by a Fund. Certain municipal obligations in which a Fund invests may pay interest that is subject to the alternative minimum tax.
To be tax exempt, municipal bonds must meet certain regulatory requirements. The failure of a municipal bond to meet these requirements may cause the interest received by a Fund from such bonds to be taxable. Interest on a municipal bond may be declared taxable after the issuance of the bond, and such a determination could be applied retroactively to the date of the issuance of the bond, causing a portion of prior distributions made by a Fund to be taxable to shareholders in the year of receipt. Additionally, income from municipal bonds may be declared taxable due to unfavorable changes in tax law, adverse interpretations by the IRS or noncompliant conduct of a bond issuer.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including an extended period of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In September 2017, Puerto Rico was hit by two successive hurricanes that caused severe damage to Puerto Rico’s infrastructure. Additionally, Puerto Rico experienced significant political instability in 2019. Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. From 2017-2022, the Commonwealth, its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees' Retirement System, Public Buildings Authority, and Aqueduct and Sewer Authority, were subject to the equivalent of municipal bankruptcy proceedings, known as “PROMESA” cases. During those proceedings, these municipal entities were unable to issue new municipal securities or repay existing municipal debt. At this time, Puerto Rico's Electric Power Authority (“PREPA”) remains in such proceedings and subject to such restrictions. Moreover, the validity of PREPA's debt instruments (and thus whether the holders are entitled to any recovery at all) has been called into question and may be litigated as part of its PROMESA case. PROMESA is a novel federal law and many of its provisions have been disputed. Those agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the proceedings mentioned above. For these and other reasons, the timing and rate of recovery on municipal securities that have been or will be issued by the Commonwealth or any of its agencies are highly unpredictable. Further legislation by the U.S. Congress, or actions by the oversight board, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is
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subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, natural disasters, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insured municipal bonds typically receive a higher credit rating than uninsured municipal bonds, which means the issuer of the bond pays a lower interest rate. Insurance does not guarantee the price of the bond or the share price of a Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating, and conditions or changes to ratings criteria of municipal bonds could adversely impact the ratings of the insurer. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases, the insurance may provide little or no enhancement of credit or resale value to the municipal bond, and the bond rating will reflect the higher of the insurer rating or the rating of the underlying bond.
An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Fixed Income Funds may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (although the interest may be includable in taxable income for purposes of the alternative minimum tax). If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be
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converted to a long term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by a Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for a Fund. A Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. A Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. A Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.
Puts, Stand-by Commitments and Demand Notes. The Fixed Income Funds may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Funds' credit quality requirements.
The Fixed Income Funds may also invest in demand notes and variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
The Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. In the event the seller is unable to honor a put or stand-by commitment for financial reasons, a Fund may be a general creditor of the seller. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and a Fund may lose money. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)
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Variable Amount Master Demand Notes. The Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Fixed Income Funds may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.
The Fixed Income Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Tender Option Bonds. The Tax-Exempt High Yield Bond Fund may invest in tender option bonds. Typically, a tender option bond transaction begins when a third-party sponsor deposits fixed-rate tax-exempt or other bonds in a trust (“TOB Trust”) created by the sponsor. The TOB Trust issues two types of securities: short-term floating rate securities (“Floaters”) and residual securities junior to the Floaters (“Inverse Floaters”). The Fund does not currently intend to deposit bonds into a TOB Trust, but may invest in the Floaters and Inverse Floaters issued by TOB Trusts.
The interest rate on the Floaters typically reset weekly to the current market rate. Holders of the Floaters also have the periodic option (typically daily or weekly) to tender their securities back to the TOB Trust for repurchase at their principal amount plus accrued interest. When interest is paid on the underlying bonds to the TOB Trust, the proceeds are first used to pay any administrative expenses of the TOB Trust, followed by accrued interest to the holders of the Floaters. Any remaining amounts are paid to the holders of the Inverse Floaters.
Inverse Floaters have increased sensitivity to changes in interest rates and to the market value of the underlying bonds. The return on Inverse Floaters is inversely related to changes in short-term interest rates. Therefore, if short-term interest rates rise after the issuance of the Inverse Floaters, the Inverse Floaters will produce less current income or may produce none at all. Tender option bonds also typically provide for the automatic termination of a TOB Trust if certain adverse events occur, such as a credit ratings downgrade of the underlying bonds below a specified level or a decrease in the market value of the underlying bonds below a specified amount. In such an event, the underlying bonds are generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and Inverse Floaters. However, the holder of the Inverse Floaters will generally receive proceeds of the sale only after the holders of the Floaters have received proceeds equal to the purchase price of their securities. This could result in a loss of a substantial portion, and potentially all, of an investment in the Inverse Floaters. Inverse Floaters are generally also subject to a number of other risks such as leverage risk, liquidity risk, counterparty risk, operational risk and legal risk.
Commercial Paper. The Fixed Income Funds may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Money Market Securities. The Fixed Income Funds may invest in money market securities. Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. A Fund’s ability to redeem
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shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which require the imposition of liquidity fees unless certain exceptions apply. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.
Asset-Backed Commercial Paper. The Fixed Income Funds may invest in asset-backed commercial paper. Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.
Indexed Commercial Paper. The Fixed Income Funds may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Fixed Income Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to a Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes a Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.
Funding Agreements. The Fixed Income Funds may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.
Other Financial Instruments Including Derivatives.
Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund to an obligation to another party.
Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and write options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds.
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Options on Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of an option (or a particular class or series of an option), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period or on a specified date or dates, for certain types of options. The writer of an option on a security has the obligation upon exercise of the option, to deliver the underlying security upon payment of the exercise price (in the case of a call), or to pay the exercise price upon delivery of the underlying security (in the case of a put). Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund, except for the Tax-Managed Real Assets, Long Duration Bond, Multi-Strategy Income and Multi-Asset Strategy Funds, will write call and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call
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option on the same security or index where the purchased call is scheduled to settle before or at the same time as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margin on deposit. A written put option that is not legally required to cash settle is “covered” if the Fund (a) sells the underlying security short at a price at least equal to the strike price where the short sale is scheduled to settle before or at the same time as the written put option is written or (b) holds a put on the same security or index where the put held is scheduled to settle before or at the same time as the put written, and where the exercise price of the put held is (i) equal to or greater than the strike price of the put written, or (ii) less than the strike price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund segregates liquid assets in an amount at least equal in value to the Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by a Fund expires out of the money, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, as noted above, an option may generally be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist if a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option (i.e., where a Fund holds the security underlying the option), a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
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If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
Options on Foreign Currency. A Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Secured Overnight Financing Rate (“SOFR”) futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, for example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. SOFR futures are typically dollar-denominated futures contracts or options on those contracts that are linked to SOFR, which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. In addition, foreign currency denominated instruments are available from time to time. SOFR futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use SOFR futures contracts and options thereon to hedge against changes in SOFR, to which many interest rate swaps and fixed income instruments are linked.
A Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a
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price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant (“FCM”). The required initial margin may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited. Such requirements to deposit or maintain additional margin may be imposed at times when a Fund is unable to, or would face potential challenges in, meeting the additional margin requirement. Under these circumstances, a Fund could be required to, among other actions, reduce the Fund's exposure(s) giving rise to the additional margin requirement, sell or otherwise transfer other investments of the Fund to raise cash to satisfy the additional margin requirement, and/or hold cash on an ongoing basis – potentially at a disadvantageous time to the Fund – to satisfy the additional margin requirement. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations on Use of Futures and Options on Futures Contracts. A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.
The Funds are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-“bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options on futures when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's net assets, after taking into account unrealized profits and losses on those positions.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures
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trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option or purchase a put option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. A forward currency contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward currency contract may require a Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. The Funds may engage in forward contracts that involve transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a
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Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.
The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of a forward foreign currency contract does not eliminate fluctuations in the price of the underlying securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the counterparty risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon special skills and experience with respect to such instruments and usually depends on the ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.
A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
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Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out) with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds may also enter into swap agreements for investment purposes. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Funds may enter into several different types of swap agreements, including total return (equity and/or index), interest rate, currency, credit default and recovery lock swaps. Total return swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. In a standard total return swap, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns may, for example, be an equity index value swapped with a floating rate plus or minus a pre-defined spread. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (e.g., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of CMBS. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The Funds may also enter into these transactions as a substitute for holding securities directly. Under most swap agreements entered into by a Fund, the parties’ obligations are determined on a “net basis.” If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Funds may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of
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speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted numerous rules and regulations implementing the provisions of the Dodd-Frank Act. It is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds, will experience new and/or additional compliance burdens and associated costs. The Dodd-Frank Act and the rules may negatively impact a Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties’ on-exchange and OTC trading may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing and margin, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. Similar to initial margin for futures contracts as discussed above, the required initial margin for cleared derivatives transactions may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. The CFTC’s adoption of new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and OTC transactions that are economically equivalent to the 25 specified contracts is a fairly new development. In addition, the CFTC also recently modified the bona fide hedging exemption for which certain swap dealers were previously eligible. This development could limit the amount of speculative OTC transaction capacity each swap dealer would have available for the Fund. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. Position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Funds may invest. It is possible that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of a Fund.
Credit Default Swaps. The  Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund enters into a credit default swap without owning the underlying asset or debt
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issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.
The Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case a Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. A Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any
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deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
If the creditworthiness of a Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in uncleared swap agreements, the Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
Interest Rate Swaps. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or FCM defaults, a Fund's risk of loss consists of the net amount of interest payments that the  Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject a Fund to increased costs or margin requirements.
Recovery Lock Swaps. The Fixed Income Funds may enter into recovery lock swaps. Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a Counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and relatively less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
Swaptions. The Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
Equity Swaps (Total Return Swaps). The Equity Funds may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”) or individual equity security for another payment stream. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  A Fund will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value.  The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread.  The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide a Fund exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and a Fund has the ability to trade in and out of long and short positions within the swap. A Fund may also gain exposure to long and/or short equity
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securities through multiple swaps on individual equity securities. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive, if any.
Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund will enter into a swap agreement, other than a centrally cleared or other swap not involving a securities-related issuer, with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's net assets.
SEC Regulatory Matters. The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires that the Funds trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for Funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds' securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Uncovered Options Transactions. The Long Duration Bond, Multi-Strategy Income and Multi-Asset Strategy Funds may write options that are not covered (or so called “naked options”). When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with relatively less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.
Stand-By Commitment Agreements. The Fixed Income Funds may invest in “stand-by commitments” with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund’s option specified securities at a specified price. A Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as “put” options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that are believed to present minimal credit risks. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.
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The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.
The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.
The IRS has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to a Fund.
Custodial Receipts and Trust Certificates. The Multi-Asset Strategy Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Inflation. A Fund's investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of a Fund's assets can decline as can the value of the Fund’s distributions).
Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be
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worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect a Fund and its investments.
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Taxes
Tax Information for All Funds.
The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Funds or shareholders, and the discussion here and in each Fund’s Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Each Fund of the Trust is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Fund separately, rather than to the Trust as a whole.
The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in an additional separate section that is provided below for Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds.
Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional Shares.
If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%.
Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income by a Fund. Similarly, foreign exchange loss realized on the sale of debt securities by a Fund generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable, but if distributed to you by a Fund, reduces your tax basis in your shares of the Fund. Any return of capital in excess of your tax basis is taxable to you (if distributed to you by a Fund) as a capital gain.
Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce the ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more
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taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund Shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
State and Local Tax Considerations. Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in a Fund.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year on which the Fund paid no federal income tax. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, or exchange them for Shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your Shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your Shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those Shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund Shares is disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new Shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these
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dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by a Fund as eligible for such treatment. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
Investment in Complex Securities. Certain Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains, as well as ordinary income dividends.
A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 24%.
Tax Considerations Relating to REIT and MLP Investments. Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A Fund may pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
Additional Tax Information With Respect to the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds.
The tax information described in “Tax Information for All Funds” above applies to the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds, except as noted in this section.
Exempt-Interest Dividends. By meeting certain requirements of the Code, the Funds qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.
Dividends from Taxable Income. The Funds may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Funds from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional Shares. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.
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Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund Shares for a full year, the Funds may report and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Funds. Taxable distributions declared by the Funds in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December.
Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund Shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Funds on those Shares.
Dividends-Received Deduction for Corporations. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.
Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax if applicable, under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.
Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund Shares may not be deductible for federal income tax purposes.
Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.
At October 31, 2025, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year. Available capital loss carryforwards and expiration dates are as follows:
	No Expiration	No Expiration
Fund	Short Term	Long Term	TOTAL
Multifactor International Equity Fund	$4,243,841	$13,452,377	$17,696,218
Emerging Markets Fund	11,570,277	-	11,570,277
Tax-Managed U.S. Large Cap Fund	98,402,175	-	98,402,175
Tax-Managed U.S. Mid & Small Cap Fund	6,943,937	-	6,943,937
Tax-Managed International Equity Fund	581,346,104	13,347,688	594,693,792
Tax-Managed Real Assets Fund	103,539,592	-	103,539,592
Opportunistic Credit Fund	32,275,602	105,985,144	138,260,746
Long Duration Bond Fund	1,535,677	5,091,143	6,626,820
Strategic Bond Fund	233,720,905	339,409,292	573,130,197
Investment Grade Bond Fund	35,872,472	47,279,720	83,152,192
Short Duration Bond Fund	979,808	11,536,022	12,515,830
Tax-Exempt High Yield Bond Fund	48,729,908	56,563,944	105,293,852
Tax-Exempt Bond Fund	97,557,948	192,082,980	289,640,928
Global Real Estate Securities Fund	54,942,358	5,079,607	60,021,965
Multi-Strategy Income Fund	12,722,238	-	12,722,238
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You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
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Money Manager Information
Equity INCOME Fund
Barrow, Hanley, Mewhinney & Strauss, LLC is majority-owned and controlled by Perpetual Limited, a publicly traded company.
Brandywine Global Investment Management, LLC is indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.
SUSTAINABLE Aware Equity Fund
Beutel, Goodman & Company Ltd. (“BG”) is controlled by Affiliated Managers Group, a publicly traded company, through its 49% ownership of BG. The remaining 51% of BG is owned by its employees, with no one individual owning more than 25%.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Mar Vista Investment Partners, LLC is controlled by Silas Myers through his majority share ownership and by Brian Massey through his controlling share ownership.
Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (formerly, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust), is indirectly owned and controlled by Nomura Holdings, Inc., a publicly traded company.
Effective On or About March 24, 2026:
Lazard Asset Management LLC is indirectly wholly-owned and controlled by Lazard, Inc., a publicly traded company.
Mirova US LLC is indirectly wholly-owned and controlled by Banque Populaire Caisse d'Epargne, which is owned and controlled by the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
U.S. strategic Equity Fund
Brandywine Global Investment Management, LLC is indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of and controlled by J.P. Morgan Chase & Co., a publicly held bank holding company.
William Blair Investment Management, LLC is 100% employee owned with no one individual controlling more than 25%.
U.S. Small Cap equity Fund
Ancora Advisors, LLC is indirectly majority-owned by Ferdinand FFP Ultimate Holdings, L.P. and indirectly minority-owned by Focus Financial Partners, Inc. Ferdinand FFP Ultimate Holdings, L.P. is owned by private fund vehicles with no fund controlling more than 10%.
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Calamos Advisors LLC is controlled by John S. Koudounis and John P. Calamos, Sr. through their indirect controlling ownership.
Copeland Capital Management, LLC is wholly-owned by its employees and is controlled by Eric Brown through his controlling ownership of the firm’s outstanding voting securities.
DePrince, Race & Zollo, Inc. is controlled by Gregory M. DePrince, John D. Race and Victor A. Zollo through each of their controlling share ownership.
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Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Lord, Abbett & Co. LLC (“Lord Abbett”) is privately held and is not publicly traded. No individual or company owns 25% or more of Lord Abbett.
Penn Capital Management Company, LLC is owned and controlled by SGAM Advisors LLC, a wholly-owned subsidiary of Seaport Global Holdings LLC, whose controlling owners are Stephen C. Smith, Michael J. Meagher and Michael J. Meyer.
Ranger Investment Management, L.P. is owned and controlled by Ranger Investment GP, LLC.  Ranger Investment GP, LLC is 100% employee owned and controlled by Conrad Doenges.
International Developed Markets Fund
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
Global Equity Fund
Algert Global LLC is majority owned and controlled by Peter M. Algert and Ryan LaFond.
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Sanders Capital, LLC is a private firm, wholly-owned by current employees. Lew Sanders is the controlling shareholder, through his controlling share ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
Emerging Markets Fund
Axiom Investors LLC is wholly-owned by Axiom Investors LP. Axiom Investors LP is 100% employee owned, with Andrew Jacobson the only individual owning more than 25%.
Barrow, Hanley, Mewhinney & Strauss, LLC is majority-owned and controlled by Perpetual Limited, a publicly traded company.
Numeric Investors LLC is an indirect wholly-owned subsidiary of the Man Group plc, a publicly traded company.
Oaktree Fund Advisors, LLC is indirectly controlled by Brookfield Asset Management, a publicly traded company.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
Sands Capital Management, LLC is owned and controlled by Sands Capital Management, LP. Sands Capital Management is owned by the Sands family and controlled by Frank M. Sands.
Tax–Managed U.S. Large Cap Fund
Brandywine Global Investment Management, LLC is indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of and controlled by J.P. Morgan Chase & Co., a publicly held bank holding company.
William Blair Investment Management, LLC is 100% employee owned with no one individual controlling more than 25%.
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Tax–Managed U.S. Mid & Small Cap Fund
Ancora Advisors, LLC is indirectly majority-owned by Ferdinand FFP Ultimate Holdings, L.P. and indirectly minority-owned by Focus Financial Partners, Inc. Ferdinand FFP Ultimate Holdings, L.P. is owned by private fund vehicles with no fund controlling more than 10%.
Copeland Capital Management, LLC is wholly-owned by its employees and is controlled by Eric Brown through his controlling ownership of the firm’s outstanding voting securities.
DePrince, Race & Zollo, Inc. is controlled by Gregory M. DePrince, John D. Race and Victor A. Zollo through each of their controlling share ownership.
Lord, Abbett & Co. LLC (“Lord Abbett”) is privately held and is not publicly traded. No individual or company owns 25% or more of Lord Abbett.
Penn Capital Management Company, LLC is owned and controlled by SGAM Advisors LLC, a wholly-owned subsidiary of Seaport Global Holdings LLC, whose controlling owners are Stephen C. Smith, Michael J. Meagher and Michael J. Meyer.
Polen Capital Management, LLC is owned and controlled by employees with no one individual controlling more than 25%.
Royce & Associates, LP is indirectly majority-owned and controlled by Franklin Resources, Inc., a publicly traded company.
Summit Creek Advisors, LLC is wholly-owned by Joseph J. Docter and Adam N. Benson.
Tax-Managed International Equity Fund
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Oaktree Fund Advisors, LLC is indirectly controlled by Brookfield Asset Management, a publicly traded company.
Pzena Investment Management, LLC is controlled by Richard S. Pzena through his indirect controlling ownership.
RWC Asset Advisors (US) LLC is controlled by Lincoln Peak Capital, LLC through its indirect controlling ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
Tax-Managed Real Assets Fund
First Sentier Investors (Australia) IM Ltd is indirectly wholly-owned and controlled by Mitsubishi UFJ Financial Group, Inc., a publicly traded company.
Grantham Mayo Van Otterloo & Co. LLC is 100% employee owned. No one individual owns more than 25%.
RREEF America L.L.C. is a wholly-owned subsidiary of Deutsche Bank AG, a publicly-traded company.
OPPORTUNISTIC CREDIT FUND
Barings LLC and Baring International Investment Limited are wholly-owned subsidiaries of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is 100% owned by its policy holders.
Marathon Asset Management, L.P.’s general partner is Marathon Asset Management GP, LLC, which is controlled by Bruce Richards and Louis Hanover.
Voya Investment Management Co. LLC is wholly-owned and controlled by Voya Financial Inc., a publicly traded company.
Strategic Bond Fund
Allspring Global Investments, LLC is controlled by certain private equity funds affiliated with GTCR, LLC through their indirect controlling interest.
RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited are wholly owned subsidiaries of the Royal Bank of Canada, a publicly traded company.
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Schroder Investment Management North America Inc. is an indirect wholly-owned subsidiary of Schroder PLC, a publicly-traded company.
Investment Grade Bond Fund
MetLife Investment Management, LLC is wholly-owned and controlled by MetLife, Inc., a publicly traded company.
Schroder Investment Management North America Inc. is an indirect wholly-owned subsidiary of Schroder PLC, a publicly-traded company.
Short Duration Bond Fund
MetLife Investment Management, LLC is wholly-owned and controlled by MetLife, Inc., a publicly traded company.
Scout Investments, Inc. is indirectly wholly-owned and controlled by Raymond James Financial, a publicly traded company.
Tax-Exempt High Yield Bond Fund
Goldman Sachs Asset Management, L.P. is a wholly-owned indirect subsidiary of The Goldman Sachs Group, Inc., a publicly traded company.
MacKay Shields LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.
Rockefeller & Co. LLC is indirectly majority owned and controlled by Dragsa 24 Cayman LTD and Dragsa 30 Cayman Ltd, which are each controlled by Ole Andreas Halvorsen and David Christopher Ott.
Tax-Exempt Bond Fund
Brown Brothers Harriman Mutual Fund Advisory Department is a separately identifiable department of Brown Brothers Harriman & Co. (“BBH&Co”).   BBH&Co is owned by 32 general partners, all of whom are individuals and none of whom own more than 10% of BBH&Co.
Goldman Sachs Asset Management, L.P. is a wholly-owned indirect subsidiary of The Goldman Sachs Group, Inc., a publicly traded company.
MacKay Shields LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.
global infrastructure Fund
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
First Sentier Investors (Australia) IM Ltd is indirectly wholly-owned and controlled by Mitsubishi UFJ Financial Group, Inc., a publicly traded company.
Nuveen Asset Management, LLC is an indirect subsidiary of TIAA-CREF Asset Management LLC and is controlled by the TIAA Board of Overseers, a New York not-for-profit corporation, through its ownership and control of TIAA-CREF Asset Management LLC.
global Real Estate Securities Fund
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
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RREEF America L.L.C. is a wholly-owned subsidiary of Deutsche Bank AG, a publicly-traded company. DWS Investments Australia Limited and DWS Alternatives Global Limited are indirect wholly-owned subsidiaries of Deutsche Bank AG, a publicly-traded company.
Multi-Strategy Income Fund
Algert Global LLC is majority owned and controlled by Peter M. Algert and Ryan LaFond.
Berenberg Asset Management LLC is majority owned and controlled by Joh. Berenberg, Gossler & Co. KG (“BEGO”).  BEGO is controlled by the Berenberg family, Henrick Riehmer and Hans-Walter Peters, with no one individual controlling more than 25%.
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Kopernik Global Investors, LLC is 100% employee owned and controlled by David Iben through his ownership of at least 25% of Kopernik Global Investors, LLC’s outstanding shares.
Man Investments Australia Limited is indirectly wholly-owned and controlled by Man Group plc, a publicly traded company.
Marathon Asset Management, L.P.’s general partner is Marathon Asset Management GP, LLC, which is controlled by Bruce Richards and Louis Hanover.
MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of and is controlled by Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.
Oaktree Fund Advisors, LLC is indirectly controlled by Brookfield Asset Management, a publicly traded company.
PineStone Asset Management Inc. (formerly, StonePine Asset Management Inc.) is 100% owned and controlled by Nadim Rizk.
RWC Asset Advisors (US) LLC is an indirect wholly-owned subsidiary of RWC Partners Limited. RWC Partners Limited is minority owned by Schroder International Holdings Limited, an indirect wholly-owned subsidiary of Schroders PLC, a publicly traded company. RWC Partners Limited is majority owned by current and former employees with no one individual controlling more than 25%.
Multi-Asset Strategy Fund
Algert Global LLC is majority owned and controlled by Peter M. Algert and Ryan LaFond.
Berenberg Asset Management LLC is majority owned and controlled by Joh. Berenberg, Gossler & Co. KG (“BEGO”).  BEGO is controlled by the Berenberg family, Henrick Riehmer and Hans-Walter Peters, with no one individual controlling more than 25%.
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Calamos Advisors LLC is controlled by John S. Koudounis and John P. Calamos, Sr. through their indirect controlling ownership.
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
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First Sentier Investors (Australia) IM Ltd is indirectly wholly-owned and controlled by Mitsubishi UFJ Financial Group, Inc., a publicly traded company.
Intermede Investment Partners Limited and Intermede Global Partners Inc. are 57% owned by SCA Global Advisors Limited (“SCA”), 38% owned by IOOF Holdings, Ltd., a publicly traded company, and 5% employee owned.  SCA is 100% employee owned and controlled by Barry Dargan.
Kopernik Global Investors, LLC is 100% employee owned and controlled by David Iben through his ownership of at least 25% of Kopernik Global Investors, LLC’s outstanding shares.
Man Investments Australia Limited is indirectly wholly-owned and controlled by Man Group plc, a publicly traded company.
Marathon Asset Management, L.P.’s general partner is Marathon Asset Management GP, LLC, which is controlled by Bruce Richards and Louis Hanover.
MFS Institutional Advisors, Inc. is a wholly-owned subsidiary of and is controlled by Massachusetts Financial Services Company and is an indirect subsidiary of Sun Life Financial Inc., a publicly traded company.
Oaktree Fund Advisors, LLC is indirectly controlled by Brookfield Asset Management, a publicly traded company.
PineStone Asset Management Inc. (formerly, StonePine Asset Management Inc.) is 100% owned and controlled by Nadim Rizk.
RWC Asset Advisors (US) LLC is an indirect wholly-owned subsidiary of RWC Partners Limited. RWC Partners Limited is minority owned by Schroder International Holdings Limited, an indirect wholly-owned subsidiary of Schroders PLC, a publicly traded company. RWC Partners Limited is majority owned by current and former employees with no one individual controlling more than 25%.
Schroder Investment Management North America Inc. is an indirect wholly-owned subsidiary of Schroder PLC, a publicly-traded company.
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credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Global Long-Term Rating Scale
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
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C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D –– An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
NR indicates that a rating has not been assigned or is no longer assigned.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C - Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
●
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●
the formal announcement by the issuer or their agent of a distressed debt exchange;
●
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD - Restricted default.
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
●
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
●
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
●
has not otherwise ceased operating.
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This would include:
●
the selective payment default on a specific class or currency of debt;
●
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.
SECTOR SPECIFIC CREDIT RATING SERVICES
MOODY’S:
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MIG Ratings
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support. For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
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VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections.
S&P:
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
●
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
D -- is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
SHORT-TERM RATINGS
MOODY’S:
P-1 –– Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 –– Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 –– Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
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D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
FITCH:
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only. D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
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Financial Statements
The 2025 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ annual financial statements and other information in Form N-CSR. The Funds’ Annual Report is incorporated herein by reference and is available free of charge on the Funds’ website at https://russellinvestments.com or by calling Russell Investments at 1-800-787-7354. Due to file size limitations on EDGAR submissions, the Annual Report was filed as an initial submission, first companion submission and second companion submission.
117

Appendix A
At January 31, 2026, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.
EMERGING MARKETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 65.73%
EMERGING MARKETS FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.97%
EMERGING MARKETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 23.68%
EMERGING MARKETS FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 22.77%
EMERGING MARKETS FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 19.60%
EMERGING MARKETS FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 14.06%
EMERGING MARKETS FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 6.13%
EMERGING MARKETS FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.99%
EMERGING MARKETS FUND CLASS C - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 5.84%
EMERGING MARKETS FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 44.01%
EMERGING MARKETS FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.97%
EMERGING MARKETS FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 23.76%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO LAIDIG SYSTEMS, INC. EMPLOYEES' PLA 259360 P.O. BOX 10758 FARGO ND 58106-0758, 44.74%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO WARRICK & BOYN, LLP PROFIT SHARING 259384 P.O. BOX 10758 FARGO ND 58106-0758, 7.80%
EMERGING MARKETS FUND CLASS R6 - MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304, 7.28%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO INDIANA TRUST 401K PLAN 259345 P.O. BOX 10758 FARGO ND 58106-0758, 7.11%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO MIDLAND ENGINEERING CO., INC, EMPLO 259365 P.O. BOX 10758 FARGO ND 58106-0758, 6.08%
EMERGING MARKETS FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.84%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO SERIM RESEARCH CORPORATION EMPLOYEE 259379 P.O. BOX 10758 FARGO ND 58106-0758, 5.25%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO THE EDWARD LOWE FOUNDATION EMPLOYEE 259382 P.O. BOX 10758 FARGO ND 58106-0758, 5.12%
118

EMERGING MARKETS FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 38.35%
EMERGING MARKETS FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.54%
EMERGING MARKETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.75%
EMERGING MARKETS FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.50%
EMERGING MARKETS FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 6.35%
EMERGING MARKETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.40%
EMERGING MARKETS FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 27.16%
EMERGING MARKETS FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 20.98%
EMERGING MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 17.13%
EMERGING MARKETS FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 16.14%
EMERGING MARKETS FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 6.35%
EMERGING MARKETS FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 5.28%
EQUITY INCOME FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 54.86%
EQUITY INCOME FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 10.87%
EQUITY INCOME FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 10.42%
EQUITY INCOME FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.63%
EQUITY INCOME FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 5.21%
EQUITY INCOME FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 48.18%
EQUITY INCOME FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.22%
EQUITY INCOME FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.58%
EQUITY INCOME FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.79%
EQUITY INCOME FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.25%
119

EQUITY INCOME FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 15.78%
EQUITY INCOME FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 14.68%
EQUITY INCOME FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 10.00%
EQUITY INCOME FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.99%
EQUITY INCOME FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.95%
EQUITY INCOME FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.13%
EQUITY INCOME FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685, 74.74%
EQUITY INCOME FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR AGFIRST FBO AGFIRST FARM CREDIT BANK SUPP EXEC TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685, 25.26%
GLOBAL EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 65.68%
GLOBAL EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 9.68%
GLOBAL EQUITY FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 5.48%
GLOBAL EQUITY FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.46%
GLOBAL EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 24.63%
GLOBAL EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 21.93%
GLOBAL EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 16.83%
GLOBAL EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 15.46%
GLOBAL EQUITY FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.69%
GLOBAL EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 7.57%
GLOBAL EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 40.28%
GLOBAL EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.90%
GLOBAL EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 28.31%
GLOBAL EQUITY FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 44.54%
120

GLOBAL EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.13%
GLOBAL EQUITY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 10.90%
GLOBAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.37%
GLOBAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 7.02%
GLOBAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.27%
GLOBAL EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 25.77%
GLOBAL EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 25.75%
GLOBAL EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 13.36%
GLOBAL EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 11.28%
GLOBAL EQUITY FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 9.26%
GLOBAL EQUITY FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 7.67%
GLOBAL INFRASTRUCTURE FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 42.18%
GLOBAL INFRASTRUCTURE FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.76%
GLOBAL INFRASTRUCTURE FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 7.59%
GLOBAL INFRASTRUCTURE FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.48%
GLOBAL INFRASTRUCTURE FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.82%
GLOBAL INFRASTRUCTURE FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.78%
GLOBAL INFRASTRUCTURE FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 21.70%
GLOBAL INFRASTRUCTURE FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 7.46%
GLOBAL INFRASTRUCTURE FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.33%
GLOBAL INFRASTRUCTURE FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.38%
121

GLOBAL INFRASTRUCTURE FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 44.31%
GLOBAL INFRASTRUCTURE FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.89%
GLOBAL INFRASTRUCTURE FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 24.19%
GLOBAL INFRASTRUCTURE FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 48.50%
GLOBAL INFRASTRUCTURE FUND CLASS S - SEI PRIVATE TRUST COMPANY C/O ROCKLAND TRUST COMPANY 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989, 14.90%
GLOBAL INFRASTRUCTURE FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.85%
GLOBAL INFRASTRUCTURE FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.09%
GLOBAL INFRASTRUCTURE FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 24.69%
GLOBAL INFRASTRUCTURE FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 24.67%
GLOBAL INFRASTRUCTURE FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 19.50%
GLOBAL INFRASTRUCTURE FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 12.80%
GLOBAL INFRASTRUCTURE FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 8.83%
GLOBAL INFRASTRUCTURE FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 7.36%
GLOBAL REAL ESTATE SECURITIES FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 83.28%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 62.23%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.16%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 11.30%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995, 6.13%

GLOBAL REAL ESTATE SECURITIES FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 36.55%
122

GLOBAL REAL ESTATE SECURITIES FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 30.52%
GLOBAL REAL ESTATE SECURITIES FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 28.19%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 29.95%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO LAIDIG SYSTEMS, INC. EMPLOYEES' PLA 259360 P.O. BOX 10758 FARGO ND 58106-0758, 26.42%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO INDIANA TRUST 401K PLAN 259345 P.O. BOX 10758 FARGO ND 58106-0758, 5.85%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO THE EDWARD LOWE FOUNDATION EMPLOYEE 259382 P.O. BOX 10758 FARGO ND 58106-0758, 5.74%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO MIDLAND ENGINEERING CO., INC, EMPLO 259365 P.O. BOX 10758 FARGO ND 58106-0758, 5.52%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO WARRICK & BOYN, LLP PROFIT SHARING 259384 P.O. BOX 10758 FARGO ND 58106-0758, 5.35%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.55%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.55%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 17.55%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 12.75%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.28%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 33.36%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 22.27%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 20.20%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 17.65%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 64.53%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.30%
123

INTERNATIONAL DEVELOPED MARKETS FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 7.25%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 29.50%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 25.64%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 19.08%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995, 9.73%

INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 8.50%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 43.63%

INTERNATIONAL DEVELOPED MARKETS FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.16%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 24.69%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 25.06%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 18.66%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 12.12%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 10.60%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.65%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.53%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.73%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 54.55%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR
SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION
ST FL 18 SEATTLE WA 98101-2685, 22.25%

124

INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR
SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMPLOYEE BENEFIT PLANS TRUST 401
UNION ST FL 18 SEATTLE WA 98101-2685, 12.78%

INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR
SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET SALARIED EMP GRP LIFE INS PLAN TRUST 401 UNION
ST FL 18 SEATTLE WA 98101-2685, 5.44%

INVESTMENT GRADE BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 81.87%
INVESTMENT GRADE BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.69%
INVESTMENT GRADE BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 37.80%
INVESTMENT GRADE BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 27.30%
INVESTMENT GRADE BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 23.78%
INVESTMENT GRADE BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 36.94%
INVESTMENT GRADE BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 30.23%
INVESTMENT GRADE BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 29.18%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO LAIDIG SYSTEMS, INC. EMPLOYEES' PLA 259360 P.O. BOX 10758 FARGO ND 58106-0758, 28.52%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO INDIANA TRUST 401K PLAN 259345 P.O. BOX 10758 FARGO ND 58106-0758, 12.56%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO THE EDWARD LOWE FOUNDATION EMPLOYEE 259382 P.O. BOX 10758 FARGO ND 58106-0758, 12.35%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO MIDLAND ENGINEERING CO., INC, EMPLO 259365 P.O. BOX 10758 FARGO ND 58106-0758, 8.69%
INVESTMENT GRADE BOND FUND CLASS R6 - MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304, 8.41%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO WARRICK & BOYN, LLP PROFIT SHARING 259384 P.O. BOX 10758 FARGO ND 58106-0758, 8.15%
INVESTMENT GRADE BOND FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO MGE EMPLOYEE 401(K) PLAN 259362 P.O. BOX 10758 FARGO ND 58106-0758, 5.89%
INVESTMENT GRADE BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 24.03%
INVESTMENT GRADE BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 21.30%
INVESTMENT GRADE BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 19.70%
INVESTMENT GRADE BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.39%
125

INVESTMENT GRADE BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 9.28%
INVESTMENT GRADE BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.77%
INVESTMENT GRADE BOND FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 62.14%
INVESTMENT GRADE BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 12.57%
INVESTMENT GRADE BOND FUND CLASS Y - BERRIEN COUNTY HEALTHCARE TRUST BERRIEN COUNTY ADMINISTRATION CTR 701 MAIN ST SAINT JOSEPH MI 49085-1316, 8.58%
INVESTMENT GRADE BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 5.77%
LONG DURATION BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 38.14%
LONG DURATION BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 29.51%
LONG DURATION BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 24.43%
LONG DURATION BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 33.56%
LONG DURATION BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 20.23%
LONG DURATION BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 13.74%
LONG DURATION BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 10.44%
LONG DURATION BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 9.99%
LONG DURATION BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.33%
LONG DURATION BOND FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 34.20%
LONG DURATION BOND FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 25.66%
LONG DURATION BOND FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 11.90%
LONG DURATION BOND FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 8.51%
LONG DURATION BOND FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 6.17%
LONG DURATION BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 5.80%
126

MULTI-ASSET STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 56.04%
MULTI-ASSET STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 38.25%
MULTI-ASSET STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 32.86%
MULTI-ASSET STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 28.61%
MULTI-ASSET STRATEGY FUND CLASS C - CETERA INVESTMENT SVCS (FBO) ERICA R ELLIS CHARLOTTE NC 28269-4999, 10.52%
MULTI-ASSET STRATEGY FUND CLASS C - CETERA INVESTMENT SVCS (FBO) ROXANNE C HAMMACK REIDSVILLE NC 27320-4407, 8.29%
MULTI-ASSET STRATEGY FUND CLASS C - CETERA INVESTMENT SVCS (FBO) DEANNA C WILES REIDSVILLE NC 27320-8501, 8.05%
MULTI-ASSET STRATEGY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 41.27%
MULTI-ASSET STRATEGY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.40%
MULTI-ASSET STRATEGY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 26.69%
MULTI-ASSET STRATEGY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 31.06%
MULTI-ASSET STRATEGY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 19.00%
MULTI-ASSET STRATEGY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.18%
MULTI-ASSET STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 11.08%
MULTI-ASSET STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.33%
MULTI-ASSET STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8.05%
MULTI-ASSET STRATEGY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 54.45%
MULTI-ASSET STRATEGY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 24.70%
MULTI-ASSET STRATEGY FUND CLASS Y - RIF AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 16.21%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 67.29%

MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8.41%
127

MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 7.71%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.53%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 6.28%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO GERRITY GROUP, LLC 401K SAVINGS 42 286 P.O. BOX 10758 FARGO ND 58106-0758, 100.00%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 70.67%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 20.70%

MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 41.78%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 25.54%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 22.80%
MULTIFACTOR U.S. EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 91.26%
MULTIFACTOR U.S. EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 88.60%
MULTIFACTOR U.S. EQUITY FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091, 5.70%
MULTIFACTOR U.S. EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 32.83%
MULTIFACTOR U.S. EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 29.96%
MULTIFACTOR U.S. EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 14.22%
MULTIFACTOR U.S. EQUITY FUND CLASS M - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 10.63%
MULTIFACTOR U.S. EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 8.09%
MULTIFACTOR U.S. EQUITY FUND CLASS R6 - RUSSELL INVESTMENT MANAGEMENT LLC ATTN ROSS ERICKSON 401 UNION ST FL 18 SEATTLE WA 98101-2685, 70.34%
MULTIFACTOR U.S. EQUITY FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO GERRITY GROUP, LLC 401K SAVINGS 42 286 P.O. BOX 10758 FARGO ND 58106-0758, 28.53%
MULTIFACTOR U.S. EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 74.28%
128

MULTIFACTOR U.S. EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 13.12%
MULTIFACTOR U.S. EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.14%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 33.14%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 27.89%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 20.66%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.56%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 5.33%
MULTI-STRATEGY INCOME FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 46.31%
MULTI-STRATEGY INCOME FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 20.12%
MULTI-STRATEGY INCOME FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 12.89%
MULTI-STRATEGY INCOME FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 9.12%
MULTI-STRATEGY INCOME FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 6.02%
MULTI-STRATEGY INCOME FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 48.82%
MULTI-STRATEGY INCOME FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 20.30%
MULTI-STRATEGY INCOME FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 12.47%
MULTI-STRATEGY INCOME FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.51%
MULTI-STRATEGY INCOME FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.88%
MULTI-STRATEGY INCOME FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 38.85%
MULTI-STRATEGY INCOME FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 29.05%
MULTI-STRATEGY INCOME FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.15%
129

MULTI-STRATEGY INCOME FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 56.86%
MULTI-STRATEGY INCOME FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 13.07%
MULTI-STRATEGY INCOME FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.84%
MULTI-STRATEGY INCOME FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 6.61%
MULTI-STRATEGY INCOME FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.92%
MULTI-STRATEGY INCOME FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 58.41%
MULTI-STRATEGY INCOME FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 18.36%
MULTI-STRATEGY INCOME FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 11.66%
MULTI-STRATEGY INCOME FUND CLASS Y - RIF MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 6.10%
MULTI-STRATEGY INCOME FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 5.47%
OPPORTUNISTIC CREDIT FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 58.49%
OPPORTUNISTIC CREDIT FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 21.03%
OPPORTUNISTIC CREDIT FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.46%
OPPORTUNISTIC CREDIT FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 39.05%
OPPORTUNISTIC CREDIT FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 21.04%
OPPORTUNISTIC CREDIT FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 14.40%
OPPORTUNISTIC CREDIT FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 12.58%
OPPORTUNISTIC CREDIT FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 9.38%
OPPORTUNISTIC CREDIT FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 39.88%
OPPORTUNISTIC CREDIT FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 35.34%
130

OPPORTUNISTIC CREDIT FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 22.46%
OPPORTUNISTIC CREDIT FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 57.55%
OPPORTUNISTIC CREDIT FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.32%
OPPORTUNISTIC CREDIT FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 7.09%
OPPORTUNISTIC CREDIT FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.96%
OPPORTUNISTIC CREDIT FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 24.79%
OPPORTUNISTIC CREDIT FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 21.62%
OPPORTUNISTIC CREDIT FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 19.33%
OPPORTUNISTIC CREDIT FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 8.09%
OPPORTUNISTIC CREDIT FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 6.43%
OPPORTUNISTIC CREDIT FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 5.87%
SHORT DURATION BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 42.32%
SHORT DURATION BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.58%
SHORT DURATION BOND FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 12.22%
SHORT DURATION BOND FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.14%
SHORT DURATION BOND FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 37.67%
SHORT DURATION BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 25.94%
SHORT DURATION BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 14.50%
SHORT DURATION BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 13.40%
SHORT DURATION BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.44%
SHORT DURATION BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 45.41%
131

SHORT DURATION BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 34.21%
SHORT DURATION BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.66%
SHORT DURATION BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 7.74%
SHORT DURATION BOND FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 51.85%
SHORT DURATION BOND FUND CLASS R6 - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 32.30%
SHORT DURATION BOND FUND CLASS R6 - MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST,
INC. MIDWEST ENGINEERING & AUTOMATION INCORPORATED SAFE HARBOR 401(K) PLA 717 17TH STREET,
SUITE 1300 DENVER CO 80202-3304, 5.10%

SHORT DURATION BOND FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 51.43%
SHORT DURATION BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 18.22%
SHORT DURATION BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 11.09%
SHORT DURATION BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.56%
SHORT DURATION BOND FUND CLASS Y - UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761, 70.56%
SHORT DURATION BOND FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18 SEATTLE WA 98101-2685, 12.42%
SHORT DURATION BOND FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA
INC FBO ALABAMA GAS CORP RET SALARIED EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18
SEATTLE WA 98101-2685, 7.43%

STRATEGIC BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 61.95%
STRATEGIC BOND FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 12.74%
STRATEGIC BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.25%
STRATEGIC BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.18%
STRATEGIC BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 21.54%
STRATEGIC BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 18.98%
STRATEGIC BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 12.22%
132

STRATEGIC BOND FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 10.84%
STRATEGIC BOND FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.84%
STRATEGIC BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 41.57%
STRATEGIC BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 27.94%
STRATEGIC BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.23%
STRATEGIC BOND FUND CLASS R6 - MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC.
MIDWEST ENGINEERING & AUTOMATION INCORPORATED SAFE HARBOR 401(K) PLA 717 17TH STREET,
SUITE 1300 DENVER CO 80202-3304, 28.76%

STRATEGIC BOND FUND CLASS R6 - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 26.30%
STRATEGIC BOND FUND CLASS R6 - MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. DELTA MEDICAL SYSTEMS, INC. 401(K) 717 17TH STREET, SUITE 1300 DENVER CO 80202-3304, 21.40%
STRATEGIC BOND FUND CLASS R6 - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.84%
STRATEGIC BOND FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.19%
STRATEGIC BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 37.20%
STRATEGIC BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 15.84%
STRATEGIC BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.87%
STRATEGIC BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 11.10%
STRATEGIC BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.93%
STRATEGIC BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.88%
STRATEGIC BOND FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 49.27%
STRATEGIC BOND FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 15.76%
STRATEGIC BOND FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 11.26%
STRATEGIC BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 9.78%
STRATEGIC BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 7.09%
133

STRATEGIC BOND FUND CLASS Y - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.47%
SUSTAINABLE AWARE EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 35.19%
SUSTAINABLE AWARE EQUITY FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 18.89%
SUSTAINABLE AWARE EQUITY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 16.26%
SUSTAINABLE AWARE EQUITY FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 9.81%
SUSTAINABLE AWARE EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.67%
SUSTAINABLE AWARE EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 48.24%
SUSTAINABLE AWARE EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 15.40%
SUSTAINABLE AWARE EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 11.32%
SUSTAINABLE AWARE EQUITY FUND CLASS C - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 7.81%
SUSTAINABLE AWARE EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.49%
SUSTAINABLE AWARE EQUITY FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 27.31%
SUSTAINABLE AWARE EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 20.19%
SUSTAINABLE AWARE EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.17%
SUSTAINABLE AWARE EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.35%
SUSTAINABLE AWARE EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.72%
SUSTAINABLE AWARE EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.35%
SUSTAINABLE AWARE EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE
ALABAMA INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL
18 SEATTLE WA 98101-2685, 100.00%

134

TAX-EXEMPT BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 68.08%
TAX-EXEMPT BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 10.57%
TAX-EXEMPT BOND FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 9.05%
TAX-EXEMPT BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 52.23%
TAX-EXEMPT BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.46%
TAX-EXEMPT BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.00%
TAX-EXEMPT BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 8.90%
TAX-EXEMPT BOND FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.24%
TAX-EXEMPT BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 45.18%
TAX-EXEMPT BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 27.53%
TAX-EXEMPT BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.53%
TAX-EXEMPT BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 33.14%
TAX-EXEMPT BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.90%
TAX-EXEMPT BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.46%
TAX-EXEMPT BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 10.53%
TAX-EXEMPT BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.50%
TAX-EXEMPT BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.31%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 53.29%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 33.30%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.69%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 10.36%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.75%
135

TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.27%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 42.22%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 29.50%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 23.19%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 30.05%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 19.07%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 17.80%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 11.90%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 8.80%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.78%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 84.07%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.36%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 76.39%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.22%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 47.11%

TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 25.56%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.89%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 31.00%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 24.26%
136

TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.78%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 10.38%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 10.08%

TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.03%
TAX-MANAGED REAL ASSETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 87.79%
TAX-MANAGED REAL ASSETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 74.93%
TAX-MANAGED REAL ASSETS FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 12.98%
TAX-MANAGED REAL ASSETS FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.32%
TAX-MANAGED REAL ASSETS FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 45.66%
TAX-MANAGED REAL ASSETS FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 21.93%
TAX-MANAGED REAL ASSETS FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 18.79%
TAX-MANAGED REAL ASSETS FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 33.95%
TAX-MANAGED REAL ASSETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 17.92%
TAX-MANAGED REAL ASSETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 11.58%
TAX-MANAGED REAL ASSETS FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.12%
TAX-MANAGED REAL ASSETS FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.70%
TAX-MANAGED REAL ASSETS FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.30%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.92%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.06%
137

TAX-MANAGED U.S. LARGE CAP FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.11%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.10%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 42.73%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 15.10%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.43%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 10.68%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 8.08%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 45.16%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 24.16%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.23%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.85%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 27.92%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 23.37%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.70%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 11.36%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.88%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.27%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 46.94%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 18.45%
138

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.41%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 6.53%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.30%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995, 5.10%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 47.37%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 13.79%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 13.39%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 9.82%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 6.59%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995, 6.41%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 50.64%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 21.96%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 20.57%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 24.02%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.37%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 19.64%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE
EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY
CITY NJ 07310-1995, 12.00%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 8.72%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.68%
139

U.S. SMALL CAP EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.15%
U.S. SMALL CAP EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 16.42%
U.S. SMALL CAP EQUITY FUND CLASS A - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 9.69%
U.S. SMALL CAP EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.30%
U.S. SMALL CAP EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 30.68%
U.S. SMALL CAP EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 10.58%
U.S. SMALL CAP EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 7.34%
U.S. SMALL CAP EQUITY FUND CLASS C - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 7.32%
U.S. SMALL CAP EQUITY FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.54%
U.S. SMALL CAP EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 39.60%
U.S. SMALL CAP EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.54%
U.S. SMALL CAP EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 23.10%
U.S. SMALL CAP EQUITY FUND CLASS R6 - PRINCIPAL TRUST COMPANY FBO SMITHFIELD FOODS DEF COMP PLAN ATTN PLAN TRUSTEE 1013 CENTRE RD WILMINGTON DE 19805-1265, 40.34%
U.S. SMALL CAP EQUITY FUND CLASS R6 - MATRIX TRUST COMPANY CUST. FBO CREATIVE DIE MOLD CORP 401K PSP 717 17TH STREET SUITE 1300 DENVER CO 80202-3304, 31.89%
U.S. SMALL CAP EQUITY FUND CLASS R6 - MID ATLANTIC TRUST COMPANY FBO THE WEALTHY CONTRACTOR INC. 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228, 11.53%
U.S. SMALL CAP EQUITY FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.32%
U.S. SMALL CAP EQUITY FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 38.19%
U.S. SMALL CAP EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.06%
U.S. SMALL CAP EQUITY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 7.01%
U.S. SMALL CAP EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.83%
U.S. SMALL CAP EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 5.90%
140

U.S. SMALL CAP EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.22%
U.S. SMALL CAP EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 28.86%
U.S. SMALL CAP EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 19.36%
U.S. SMALL CAP EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 19.10%
U.S. SMALL CAP EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 17.38%
U.S. SMALL CAP EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR SPIRE ALABAMA
INC FBO ALABAMA GAS CORP RET HOURLY EMPLOYEE BENEFIT PLANS TRUST 401 UNION ST FL 18
SEATTLE WA 98101-2685, 9.63%

U.S. STRATEGIC EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 57.20%
U.S. STRATEGIC EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 27.54%
U.S. STRATEGIC EQUITY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 8.12%
U.S. STRATEGIC EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 33.68%
U.S. STRATEGIC EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 19.33%
U.S. STRATEGIC EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 17.42%
U.S. STRATEGIC EQUITY FUND CLASS C - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 12.77%
U.S. STRATEGIC EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 6.76%
U.S. STRATEGIC EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.09%
U.S. STRATEGIC EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 40.41%
U.S. STRATEGIC EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.47%
U.S. STRATEGIC EQUITY FUND CLASS M - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 25.71%
U.S. STRATEGIC EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 46.32%
U.S. STRATEGIC EQUITY FUND CLASS S - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 13.34%
U.S. STRATEGIC EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 11.46%
141

U.S. STRATEGIC EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.90%
U.S. STRATEGIC EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.89%
U.S. STRATEGIC EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.12%
U.S. STRATEGIC EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY AS DISCRETIONARY INVESTMENT MANAGER FBO ALTAMED HEALTH SERVICE CORP 2040 CAMFIELD AVE LOS ANGELES CA 90040-1502, 37.42%
U.S. STRATEGIC EQUITY FUND CLASS Y - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 32.83%
U.S. STRATEGIC EQUITY FUND CLASS Y - EQUITY AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION ST FL 18 SEATTLE WA 98101-2685, 21.92%
U.S. STRATEGIC EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 7.84%
At January 31, 2026, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
EMERGING MARKETS FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 28.69%
GLOBAL EQUITY FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 29.15%
GLOBAL INFRASTRUCTURE FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 40.01%
GLOBAL REAL ESTATE SECURITIES FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 25.83%
MULTIFACTOR INTERNATIONAL EQUITY FUND - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 34.41%
MULTIFACTOR U.S. EQUITY FUND - AGGRESSIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 401 UNION STREET FL 18 SEATTLE WA 98101-2685, 27.83%
MULTI-STRATEGY INCOME FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 34.81%
OPPORTUNISTIC CREDIT FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 46.44%
SHORT DURATION BOND FUND - UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761, 28.87%
SHORT DURATION BOND FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 27.65%
U.S. SMALL CAP EQUITY FUND - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 30.50%
U.S. STRATEGIC EQUITY FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 34.80%
The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.
142

Appendix B
143

PROXY VOTING POLICIES AND GUIDELINES
2026

As adopted by:
Russell Investments Capital, LLC
Russell Investments Funds Management, LLC
Russell Investments Implementation Services, LLC
Russell Investment Management, LLC
Russell Investments Trust Company
Russell Investments Canada Limited
Russell Investments Korea Limited
Russell Investment Management Ltd
Russell Investment Group Limited
Russell Investments France SAS
Russell Investments Ireland Limited
Russell Investments Limited
Russell Investments Group Japan Co., Ltd.
(the foregoing collectively referred to herein as “Russell Investments”)
CONFIDENTIAL
Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.

PROXY VOTING POLICIES AND GUIDELINES  / 2

Proxy administration procedures
For over 30 years, Russell Investments has executed a robust, global proxy voting programme that is a foundation of our stewardship efforts. Our documented Proxy Voting Policies and Procedures, along with custom Proxy Voting Guidelines, form the basis of this program. These guidelines, crafted based on industry best practices and regulations, dictate our approach to voting on specific topics. Carefully drafted to uphold our clients' best interests, our guidelines undergo annual review and updates to align with shareholders' interests.
While the Proxy Voting Policy and Guidelines comprehensively address most proxy issues with detailed specificity, the Active Ownership Committee (the Committee) acknowledges that certain matters necessitate deeper scrutiny and a non-prescriptive approach. In such cases, the guidelines refer the votes to the Committee for review, as explained in the below.
As part of our process, an external service provider, Glass Lewis, acts as our proxy administrator and is responsible for aggregating proxy ballots received directly from Russell Investments’ custodians and applying our custom guidelines when executing proxy votes. Our internal proxy coordinator monitors voting activity through Glass Lewis' online platform. Proposals requiring case-by-case review are directed to internal analysts. These analysts conduct individual research and collaborate with the proxy coordinator to provide recommendations to the Committee.
To ensure alignment with our guidelines, the Committee oversees an annual internal audit process, verifying the accuracy of vote execution by Glass Lewis.
1.
Any Proxy Administrator retained by Russell Investments shall vote all proxies as instructed in the guidelines attached hereto. The Proxy Administrator is currently Glass Lewis & Co (“Glass Lewis”). In the event (a) a voting matter is to be determined on a case-by-case basis or (b) the Proxy Administrator raises a question regarding a particular matter, the Proxy Administrator shall request direction from Russell Investments’ Active Ownership Committee. The Active Ownership Committee may instruct the Proxy Administrator “not to vote” on any proposal.
2.
The Proxy Administrator shall maintain a system allowing Russell Investments access to all solicitations for vote received by the Proxy Administrator.
3.
The Proxy Administrator shall vote each proxy pursuant to the guidelines, unless directed otherwise by Russell Investments’ Active Ownership Committee.
4.
The Proxy Administrator shall maintain a record of all votes received, all votes cast and any other relevant information pursuant to the Proxy Administrator’s normal policies and as directed by Russell Investments.
5.
The Proxy Administrator will use the attached guidelines until such guidelines are superseded by subsequent guidelines. The guidelines may be changed at any time in Russell Investments’ sole discretion.

PROXY VOTING POLICIES AND GUIDELINES  / 3

Contents
PROXY VOTING POLICIES AND GUIDELINES		1
A.	General considerations	5
B.	Audit and reporting	5
C.	Board	6
D.	Capital	10
E.	Corporate transactions	11
F.	Shareholder rights and governing documents	12
G.	Remuneration	14
H.	Mutual fund proxies	17
I.	Environmental and Social Issues	18
J.	Appendix	21

PROXY VOTING POLICIES AND GUIDELINES  / 4

A.
General considerations
Proxy voting is a fundamental tool that allows shareholders to express support or concern regarding aspects of corporate governance, operations, or disclosures. As stewards of our clients’ capital, we have an obligation to vote responsibly and hold companies accountable on their behalf. These guidelines describe our approach to corporate governance, environmental and social topics, when exercising our voting rights on behalf of our clients.
We apply these guidelines globally, and across all asset classes as required. However, they are designed to accommodate the nuances of specific market requirements, expectations, and local regulations, rather than providing discretion. This ensures that we remain compliant while considering the diverse nature of our capabilities.
While we strive to vote on all our clients’ holdings in all markets, there are instances where this may not be possible due to a practice known as share blocking, which could prevent us from trading for a certain period if we were to vote these shares.
Companies should act transparently and disclose information to shareholders to the fullest extent possible. Therefore, we expect companies to disclose any relevant materials ahead of a General Meeting, providing sufficient time for shareholders to review, analyse and engage upon the information disclosed. In certain instances, when we consider the level of information is inadequate to apply these guidelines, we may choose to vote against a particular proposal.
B.
Audit and reporting
1.
Transparency and reporting
The strength of financial controls and the integrity of financial statements form the cornerstone for the healthy operation of the companies we invest in. The board should release a report from an external auditor, offering an impartial and objective assessment of whether the company's accounts accurately represent its financial position and future prospects.
As a general practice, we tend to support proposals seeking to acknowledge Reports and Accounts signed off as complete by a qualified auditor ahead of the Annual General Meeting (“AGM”). In the event of a qualified opinion, we expect the company to provide a full, comprehensive explanation. In markets where it's mandatory for companies to present non-financial information statements/reports, we will typically endorse their approval. Yet, we reserve the right to vote against management if the independent assurance service provider raises substantial concerns about the information provided, or if the disclosed information is not sufficient for shareholders to make informed voting decisions.
2.
External auditor
The independence of the external auditor holds significant importance for ensuring the integrity of financial assessments. Excessive non-audit fees could potentially compromise an auditor’s independence, impacting the quality of their audit work. Consequently, it is our expectation that companies provide a transparent breakdown of both audit and non-audit services. In cases where the total non-audit fees surpass the fees paid for audit-related services, we might consider voting against re-electing the external auditor.
Companies ought to furnish comprehensive disclosures regarding resolutions for electing or ratifying an external auditor. Specifically, we look for explanations regarding any changes in the external auditor and details about the competitive tender process used to select a new external auditor.
Should it be determined that the effectiveness of the auditor has been compromised, we might opt not to support their re-appointment. Furthermore, we might oppose the re-appointment of an audit company if its lengthy tenure could potentially challenge its independence.

PROXY VOTING POLICIES AND GUIDELINES  / 5

C.
Board
1.
Size
The board of directors is the focal point of corporate governance. Directors represent the shareholders, and they are charged with safeguarding investors' interests. Directors should provide corporate leadership but refrain from interfering in day-to-day company operations which are properly the province of the CEO and other senior executive officers. Holding executives accountable for their actions is a critical responsibility of the board.
Ensuring that a company's board is suitable for the size and nature of the business is paramount. It is crucial that the size of the board does not compromise the dynamics of the board and an efficient decision-making process.
2.
Board effectiveness
The effectiveness of the board relies heavily on how it is structured and composed. We support strong boards that demonstrate a commitment to creating shareholder value. While director candidates and other board-related issues must be evaluated on a case-by-case basis considering the company's performance and total governance structure, we prefer to see mechanisms that promote:
●
Independence: A board free from management influence is better equipped to oversee strategy and assess performance and executive compensation objectively.
●
Accountability: Directors must be accountable to shareholders. Policies that promote accountability would include annual elections and shareholders' ability to fill vacancies or to remove directors without cause.
●
Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and tender offers where a majority of shares are tendered.
●
Competence: Companies should seek directors whose skills and expertise add value to the board.
In contested elections, where shareholders nominate alternate directors in opposition to management's choices, we consider various factors:
●
Long-term financial performance of the target company relative to its industry;
●
Management's track record;
●
Background to the proxy contest;
●
Qualifications of director nominees (both slates);
●
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
●
Stock ownership positions of the proponents.
We prefer directors to be elected to the board on an annual basis and be accountable to shareholders by approval of a majority of shares voted in favour on each resolution.

PROXY VOTING POLICIES AND GUIDELINES  / 6

3.
Leadership
In advocating for effective corporate governance, there is a recognition of the importance of separating the roles of the Chair and Chief Executive Officer (CEO) within a company. This separation, particularly in controlled companies where either the chair or CEO holds substantial shares, ensures a clearer division of responsibilities at the highest level.
When the chair and CEO roles are consolidated, there is an expectation for companies to provide comprehensive explanations regarding why this combination serves the best interests of the company. Regular reviews of this structure are also encouraged.
There is a distinct preference for an independent non-executive Chair of the Board, and it is recommended that companies appoint a Lead Independent Director, even in cases where the chair is already independent.
When assessing proposals that would require the positions of chairman and CEO to be held by different persons, we will consider:
●
Whether a designated lead director has been elected by and from the independent board members with clearly delineated duties. At a minimum these include:
●
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
●
Serves as liaison between the chairman and the independent directors;
●
Approves information sent to the board;
●
Approves meeting agendas for the board;
●
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
●
Has the authority to call meetings of the independent directors; and
●
If requested by major shareholders, assurance that they are available for consultation and direct communication
●
Level of independence of the board and the key committees.
●
Whether the company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead to combine the chairman and CEO positions.
●
Established governance guidelines.
While it may be appropriate in certain cases for CEOs to simultaneously serve as chair of the board, we may decide to vote against the chair of the governance or nominations committee if the company lacks both an independent chair and an independent lead director.

PROXY VOTING POLICIES AND GUIDELINES  / 7

4.
Independence
In evaluating board composition, the emphasis lies on fostering an optimal blend of directors with appropriate, relevant and diverse industry backgrounds. Additionally, the inclusion of a substantial number of independent directors within boards is deemed essential.
For non-controlled companies, a target independence level of at least 50 percent is typically sought, while controlled companies are encouraged to have at least one third of their board constituted by independent directors.
A director might be considered non-independent if:
●
They have been an employee of the company or group within the past five years.
●
Have, or had within the past three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company.
●
They have received or receive additional remuneration from the company, apart from a director’s fee, such as the company’s share option, performance-related pay or pension scheme.
●
They have close family ties with any of the company’s advisers, directors, or senior employees.
●
They hold cross-directorships or have significant links with other directors through involvement in other companies or bodies.
●
They have served on the board for more than 12 years from the date of first election.
●
They represent a significant shareholder.
While the aforementioned criteria provide a general framework, more rigorous criteria and benchmarks may be applied to align with local governance standards.
5.
Diversity
A diverse and inclusive board is pivotal for effective decision-making, aligning with the company's long-term strategy, purpose, and the interests of its stakeholders. This includes individuals from different genders, age ranges, ethnicities, nationalities, social and economic origins, professional skills, and personal attributes. Proposals aimed at enhancing board diversity typically receive our support as they contribute toward fostering a more inclusive decision-making environment.
6.
Overboarding
The issue of over-commitment raises concerns about the potential compromise in the quality of board and director executive responsibilities, according to our assessment. We advocate for directors to have the necessary time to effectively fulfill their duties to shareholders.
As a general approach, we tend to oppose the election of a director who:
●
Serves as an executive officer of any public company while serving on more than one public company boards; or
●
Serves on more than four public company boards.
We generally count board chair positions as two board seats given the increased time commitment associated with these roles.
When evaluating whether a director's service on an excessive number of boards might limit their ability to dedicate sufficient time to board duties, we may consider additional factors. These include attendance levels, the size and locations of other companies where the director serves on the board, the nature of their roles (including committee memberships) at these companies, and whether they hold executive or non-executive positions at large, privately-held companies. Furthermore,

PROXY VOTING POLICIES AND GUIDELINES  / 8

because we believe that executives will generally prioritise attention to executive duties, we may choose not to vote against overcommitted directors at the companies where they serve in an executive function.
7.
Board Committees
Encouraging robust governance practices, it is advisable for all boards to establish three vital Board Committees: an Audit Committee, a Nomination Committee, and a Remunerations Committee. The key committees should be comprised of non-executive directors and whilst we expect the Audit and Remuneration Committee to be fully independent, the expectation for the Nomination Committee is to be at least 50% independent. Furthermore, we also expect at least one member of the Audit Committee to have audit, accounting, or appropriate financial expertise.
Transparency is crucial, and we advocate for boards to publicly disclose the primary roles and responsibilities of each committee to enhance accountability and clarity in their functioning.
8.
Attendance
Ensuring accountability among directors is crucial to uphold their responsibilities to shareholders. Director attendance at board meetings is vital to ensure their contributions to board decisions and to guarantee that fiduciary duties to investors are fulfilled.
For transparency and accountability purposes, we encourage companies to facilitate investor assessment of directors' attendance at both board and committee meetings by disclosing attendance records.
As a guiding principle, we may opt not to support directors who have attended fewer than 75% of the board and committee meetings held. This threshold is considered important in maintaining a robust level of commitment to board responsibilities and fostering effective governance.

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D.
Capital
1.
Allocation
Companies are encouraged to promote transparency by publicly disclosing their dividend policy. In principle, we tend to support management proposals to approve dividends unless we have concerns regarding the overall level set for payment, or the balance between return for shareholders and future capital investment.
2.
Issuance
The responsibility for determining a company's capital structure primarily rests with the board. When a company proposes to allocate net profits or losses to reserves, to transfer reserves between accounts, the capitalisation of reserves, profits, or issue premiums we will generally support management unless there is evidence of misconduct.
Regarding share issuance, our stance emphasises the need for shareholder approval. We typically support only reasonable share issuance authorities, evaluating their potential impact on long-term shareholder value and the dilutive effect of the issuance. Our general guideline caps the issuance without pre-emptive rights at a maximum of 20% of the share capital, though this may vary depending on market practices and regulatory requirements.
When assessing proposals related to issuing common and/or preferred shares as part of a debt-restructuring plan, several considerations come into play. These include evaluating potential dilution effects on existing shareholders' ownership interests and future earnings, determining if the transaction might lead to a change in control, and discerning whether the debt restructuring primarily stems from the threat of bankruptcy, potentially impacting shareholder value significantly.
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A gearing level up to 100 percent is generally deemed acceptable, as exceeding this threshold might prompt markets and financial analysts to potentially downgrade the company's bond rating, thereby increasing its investment risk.
3.
Share repurchase
Typically, we tend to support company proposals for implementing share buyback schemes, except in cases where the limit is not in line with market practice. It is our view that buybacks executed at a considerable premium to the market price might not serve the best interests of shareholders.
When the company specifies its intention to use the authorisation during a takeover bid, we believe that the share buyback becomes an anti-takeover measure, and we may choose to vote against the proposal.

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E.
Corporate transactions
1.
Significant changes
Companies undergoing significant structural changes are generally expected to seek approval from shareholders. Similarly, adequate information provision by companies is crucial for investors to make informed voting decisions. We evaluate corporate transactions within the context of their specific and unique circumstances. We may oppose transactions that deviate from shareholders' interests or when disclosure falls below expected market standards. Regarding mergers up for voting, several key considerations are taken into account:
●
Understanding the context leading to the proxy contest.
●
Evaluating arguments presented for and against the proposed merger.
●
Assessing anticipated financial and operational benefits.
●
Analysing the offer price in terms of cost versus premium.
●
Reviewing the prospects of the combined entities post-merger.
●
Evaluating the negotiation process for the deal.
●
Scrutinising changes in corporate governance and their potential impact on shareholder rights.
●
Considering the long-term economic outlook of the combined companies.
●
Incorporating insights from our subadvisors in the decision-making process.
2.
Related-party transactions
The board should implement a related party transactions policy and have a robust process for approving, reviewing and monitoring any potential conflicts of interest.
Shareholders ought to possess the right to approve significant related-party transactions. This approval ideally relies on the majority vote of disinterested shareholders, ensuring a fair and unbiased decision-making process. Generally, we will support any transaction which falls within the company’s regular course of business, so long as the terms of the transaction have been verified to be fair and reasonable by an independent auditor or independent board committee, in accordance with prevailing market practice. This approach aims to ensure transparency and fairness in dealings, fostering confidence among stakeholders in the company's operations.

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F.
Shareholder rights and governing documents
1.
Governance polices
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.
Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance.
When scrutinising new or revised articles, the focus is on assessing the potential impact on shareholder value. Each modification is evaluated to determine whether it improves or diminishes the existing provisions. Moreover, the analysis delves into whether the failure to pass a resolution would lead to an immediate loss of shareholder value.
In essence, we tend to support amendments to articles of association if they are legally necessary, if management provides adequate reasoning, if the impact on shareholder value is neutral or favourable, and if shareholder rights remain safeguarded. In the case of bundled proxy proposals that are conditioned upon each other, we will vote in favour of the bundle if we would support each proposal individually. Conversely, we will vote against the bundle if we would oppose any one of the proposals individually.
2.
General meetings
The board should ensure that the meeting agenda is made available on the company’s website prior to the meeting taking place, allowing shareholders a reasonable period of time to review the materials provided. The agenda should be clear and include the date, format and location of the meeting. Additionally, it should contain comprehensive information about the matters that will be deliberated upon during the meeting.
It's essential that the agenda is properly structured and itemised. Russell Investments encourages companies to present resolutions separately rather than combining multiple items under a single resolution. This approach ensures clarity and allows for a more focused and detailed discussion of individual agenda items.
3.
Minority rights
Russell Investments supports the “one-share, one-vote” principle, and as a result we do not endorse the implementation of multiple-class capital structures or the issuance of shares with differing voting rights.
We consider the ability to call a special meeting or to put resolutions to a shareholder meeting agenda to be a fundamental shareholder right. We encourage companies to establish thresholds for shareholder resolutions that strike a balance: high enough to prevent misuse but low enough to enable smaller shareholders to address pertinent issues during shareholder meetings.
Moreover, we advocate for shareholders' ability to nominate candidates for the Board of Directors. We generally support shareholder proposals seeking the right to place nominees on the management proxy only if a proposal limits access to those shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company's securities continuously for at least three years.

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4.
Takeover defense
Russell Investments maintains a cautious stance regarding anti-takeover measures. In cases where the renewal of an existing poison pill is proposed, we conduct a thorough assessment based on individual circumstances. This evaluation considers the rationale presented by the company proposing the measure and the potential impact on current shareholders in the event of its implementation. Our assessment involves examining specific attributes, such as:
●
Flip-in or flip-over provisions of 20% or higher.
●
Inclusion of a sunset provision lasting two to three years.
●
Absence of dead-hand or no-hand features.
●
Incorporation of a shareholder redemption feature. If the board declines to redeem the pill within 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek written consent to vote on rescinding the pill.

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G.
Remuneration
1.
General principles
Russell Investments supports annual votes on executive remuneration as it provides shareholders with a regular channel to communicate their views and concerns regarding the company’s executive compensation practices.
We expect companies to disclose the compensation paid to directors on an individual basis and with a level of detail which will permit shareholders to conduct a fair assessment of company practices.
2.
Executive compensation policy and report
Effective alignment of interests among executive directors, the workforce, and shareholders with a company’s strategy and performance is an essential consideration in assessing remuneration packages. Our analysis typically focuses on several key points:
●
Companies are encouraged to implement well-structured remuneration packages that foster the creation and sustainability of long-term value. Such packages should align with the company’s strategic priorities and values.
●
While we support companies incorporating material ESG risks and opportunities into their long-term strategic planning, we emphasise that the inclusion of ESG metrics in compensation programs should be based on each company’s unique circumstances. We advocate for companies providing shareholders with clear disclosures outlining the rationale for selecting specific ESG metrics, the target-setting process, and corresponding payout opportunities. Although we generally encourage companies to set long-term targets for their environmental and social ambitions, we acknowledge that not all compensation schemes may be suitable for incorporating ESG metrics. The board holds responsibility for ensuring that executive compensation levels are reasonable in relation to the company’s size, scope, and achieved performance. Generally, compensation should target the median of peer groups and align with predetermined performance targets. Moreover, executive compensation should consider the broader workforce's pay levels.
●
Companies are expected to establish appropriate levels of fixed pay. Changes in the lead executive’s salary exceeding 10% require suitable justifications to gain our support.
●
We endorse the adoption of clawback/malus policies and encourage companies to require management to hold a substantial shareholding in the company to better align their interests with shareholders'.
●
Severance payments to executive officers should be set at reasonable levels. Our approach to severance payments is further discussed in the termination section below.
3.
Benefits and pension
Post-employment and other benefits include pensions, healthcare and other benefits that may be provided during and after employment. If companies opt for these types of remuneration, it is crucial to integrate these structures thoughtfully into the broader philosophy and framework of the overall compensation plan. Russell Investments generally expects pension provisions for executive directors, both those newly appointed and incumbent executives, to be in line with those available to the majority of the wider workforce.

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4.
Long term incentive plans
We encourage companies to provide comprehensive disclosure regarding their Long-Term Incentive Plans (LTIPs), emphasising the necessity for full details on the upcoming year's performance conditions.
Regarding long-term incentives, several aspects are considered favourable:
●
A minimum performance duration of three (3) years is preferred, with encouragement for post-vesting retention periods.
●
The use of multiple performance metrics is supported as it offers a more comprehensive assessment of a company’s performance and reduces the potential for manipulation compared to relying on a single metric.
●
Incorporation of at least one relative performance metric that compares the company’s performance to relevant peers or indices is recommended.
●
Vesting based on relative performance metrics should not occur for performance below the median.
●
Vesting scales should be designed to incentivise higher levels of performance.
●
Re-testing is not allowed.
●
Implementing stretch targets that motivate executives to strive for exceptional performance is encouraged.
●
Individual limits should be expressed as a percentage of base salary.
●
Dilution levels should align with local market practices.
5.
One-off payments
We take careful consideration to identify egregious compensation practices, which may involve approving substantial one-time payments, inappropriate and unjustified use of discretion, or consistently poor pay-for-performance practices.
When discretion to alter the monetary outcome of total remuneration is applied, we expect the company to state:
●
The main reasons behind the decision leading to the use of discretion;
●
Whether their discretion policy applies to revising pay upwards as well as downwards; and
●
The elements of pay to which discretion may be applied.
We may choose to vote against the entire committee based on the practices or actions of its members, such as approving large one-off payments, the inappropriate use of discretion in determining variable remuneration, or sustained poor pay-for-performance practices.

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6.
Termination
Setting severance payments for executive officers at reasonable levels is considered essential by Russell Investments. Generally, we will not support severance payments that exceed the upper limit of general market practice. All incentive awards should be time pro-rated and tested for performance, including in the event of an early termination due to a change in control. Severance payments should be limited to situations where the company terminates employment without cause, death, or disability. Remuneration committees should ensure that the company has a policy that caps or limits the amount of severance that can be paid.
We closely monitor golden parachutes and expect these plans to incorporate double trigger conditions.
7.
Non-executive Director compensation policy
Russell Investments considers the structuring of non-executive compensation to be crucial for ensuring alignment with long-term shareholder interests while preserving director independence. We advocate for non-executive fees to be reasonably comparable to those within a company's country and industry peers, taking into account the time commitment necessary for directors to fulfill their duties to shareholders satisfactorily. In line with these objectives, we do not support non-executive directors receiving performance-based compensation, retirement benefits, or excessive perks.

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H.
Mutual fund proxies
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
Decisions regarding a fund's structure or its relationship with its investment advisor or sub-advisors are typically entrusted to the management and the board members. However, exceptions arise in cases of severe misconduct or illegal activities that could jeopardise shareholder interests. Consequently, we place particular emphasis on the following key areas:
●
The terms of any amended advisory or sub-advisory agreement.
●
Assessing alterations in the fee structure paid to the investment advisor.
●
Evaluating any significant changes to the fund's investment goals or strategies.

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I.
Environmental and Social Issues
1.
Say on climate
Russell Investments recognises climate change as one of the defining, global challenges of this generation and as a material investment issue that crosses regions and industries. Our policy is to research, measure, report and consider climate change risk and opportunities as an integral part of our investing practice, our active ownership, and our business operations.
At Russell Investments, we look to understand thoroughly the implications of climate change for investing, to research robust and thoughtful solutions, and to provide our clients with the information they need. To this end, for companies with material exposure to climate risk stemming from their own operations, we expect companies to provide a level of transparency required to better understand how they may be impacted by climate-related risks and opportunities, and how they have embedded climate change into their strategy. We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. Therefore, in instances where we find either of these disclosures to be absent or significantly lacking, we may choose to vote against responsible directors.
Since 2019, we have been an official supporter of the Task Force on Climate-Related Financial Disclosure (TCFD), and, as such, we endorse the TCFD’s recommendations through which companies can provide more effective climate-related disclosures that promote more informed financial decision making.
When evaluating management-sponsored votes on climate plans and reports, we consider several factors on a case-by-case basis:
●
Governance of the vote - We look for companies to provide shareholders with context as to how they view the roles of the board and shareholders in executing their plans. We will also look closely at what the proposal is asking shareholders to approve. We may choose not to support the vote when the proposal shifts the responsibility of setting climate change strategy onto shareholders;
●
The company’s industry, size and peer comparison;
●
Assessment of the company's greenhouse gas (GHG) emissions targets, ensuring reasonableness in light of its operations and risk profile.
●
Evaluation of the company's stage in its climate reporting journey, considering whether they have a history of reporting and engaging with shareholders on climate risk; and
●
Our engagement activities and our subadvisors’ input.
For shareholder proposals related to climate change, in addition to this assessment we apply the approach summarised below.
2.
Shareholder proposals
Management and the board typically hold the expertise and proximity needed to make strategy and policy decisions concerning environmental, social, and political issues. However, we may support shareholder proposals that highlight a company's inadequate handling of an issue directly linked to shareholder value or risk mitigation. When evaluating such proposals, we consider several factors:
●
Inadequacies in current practices or disclosures impacting shareholder value or risk mitigation.
●
Addressing peer-relative deficiencies.
●
Avoiding duplicating existing practices.
●
Lack of commitment from the board to address concerns raised by proponents.
●
Relevance of the topic to the company's sector and operations.
●
Avoiding excessive prescription in detailing strategy or operational decisions.
For the topics outlined below, we also have taken into consideration the following:

PROXY VOTING POLICIES AND GUIDELINES  / 18

Consumer issues
We generally vote against proposals requesting companies implement specific price restraints on its products or requiring that a company reformulate its products unless an egregious issue is identified.
Workplace safety, product safety, and toxic/hazardous materials
Recognising the significance of safety and its impact on reputation and shareholder value, we generally rely on management to assess risks but may consider supporting well-crafted proposals in cases of credible evidence of egregious behaviour or unresponsiveness to shareholder requests.
Tobacco
We generally do not support shareholder resolutions to cease the production of tobacco-related products, restrict the selling of products to tobacco companies, spin off tobacco related businesses, or prohibit investment in tobacco equities, unless supported by a strong investment case.
Equal opportunity
We will support proposals seeking to amend a company’s equal employment opportunity statement/diversity policies to prohibit discrimination based on sexual orientation and/or gender identity. Furthermore, we would be supportive of proposals to extend company benefits to domestic partners.
Environment
We may choose to support proposals requesting that a company report on the potential environmental damage that could result from company operations in a protected region. However, we assess on a case-by-case basis proposals relating to a company’s interaction with the environment, including the following scenarios:
●
Call for the reduction of greenhouse gas emissions.
●
Request that a company report on the safety and/or security risks associated with their operations and/or facilities.
●
Seek that a company adopt a comprehensive recycling strategy.
●
Request that a company invest in renewable energy resources.
Political issues
We will generally support proposals seeking increased disclosure of corporate lobbying or political contributions if:
●
Current disclosures are insufficient and/or significantly lagging peers.
●
The company faces significant risk as a result of its political activities.
●
There is no explicit board oversight or inadequate board oversight of such contributions.
●
The company is mismanaging corporate funds through lobbying or political contributions.
We will not support proposals requesting the company to publish in public media any political contributions.

PROXY VOTING POLICIES AND GUIDELINES  / 19

Labour, human rights, international oversight
We will generally support advocating for sufficient oversight of foreign operations to prevent unethical or illegal conduct, including but not limited to bribery, environmental exploitation, human rights violations, and money laundering.
Water issues
We support the adoption of policies and strategies that responsibly manage risks to the water supply, especially in areas affected by water scarcity. We believe it is important to weigh the merits of any proposed policy or disclosure in the context of a company’s operations and regulatory environment.
Pharmaceutical policy, pricing, and access
While we recognise the increased political and regulatory risks associated with pharmaceutical pricing and access, governments are ultimately the appropriate bodies to dictate national healthcare policies. Regarding healthcare-related proposals, we may choose to support the proposal if the proponents have clearly demonstrated that a company’s current practices present significant reputational or financial risk.
We believe that decisions regarding pricing structures of pharmaceuticals are best left to management and the board. As such, we generally vote against proposals requesting that companies adopt policies of price restraint on their branded pharmaceuticals.
In addition, if the proposal requests that the company adopt specific policies to encourage or constrain prescription drug re-importation, we vote against.
3.
Environmental and social risk oversight
Insufficient oversight of critical environmental and social concerns can pose legal, financial, regulatory, and reputational risks that might adversely affect shareholder interests. Consequently, it's crucial for companies to ensure their boards exercise clear oversight of these material risks, including those of an environmental or social nature. In cases where the governance chair of a company fails to provide explicit disclosure regarding the board's role in overseeing these issues, Russell Investments may opt not to support them.

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J.
Appendix
1.
Active Ownership Committee
Our Active Ownership Committee manages a globally consistent and rigorous approach to proxy voting and engagement activities. Supporting the Committee, the Active Ownership Team oversees our proxy voting policies, procedures, guidelines and voting decisions, whilst continuing to develop our processes to meet evolving client needs and expectations. The Active Ownership Committee is made up of experienced Russell Investments professionals from a variety of roles, including portfolio management, manager research and investment strategy.
The Active Ownership Committee meets regularly to review and propose adjustments that ensure our proxy voting policy and guidelines are aligned with current best practices.
2.
Referred items
The Committee reviews those proposals that require more scrutiny and a non-prescriptive approach, and any proposals that are not specifically addressed in the guidelines. At Russell Investments, we believe good stewardship requires careful consideration of each proposal on its individual merits.
To this end, the Committee evaluates each proposal considering the following factors:
●
Our internal proxy analyst research,
●
External research from our proxy administrator,
●
External research from Sustainalytics,
●
Input from our sub-advisers on voting and engagement,
●
Input from the Active Ownership Team when a Russell Investments-led engagement has been previously conducted.
3.
Stock lending
As a fiduciary, Russell Investments maintains the voting rights for all holdings. We do not delegate voting to any of our sub-advisers, though in some cases we may reach out to a sub-adviser for additional information regarding specific proxy votes. Our proxy administrator, Glass Lewis, is responsible for managing the proxy ballots that Russell Investments receives based on our holdings, and all of these ballots are in turn monitored by Russell Investments’ internal proxy coordinator using Glass Lewis’ online Viewpoint platform. The proxy coordinator is responsible for ensuring that all of Russell Investments’ voting rights are exercised and conducts a quarterly review of accounts which should have voting rights against the accounts on record with Glass Lewis.
Our policy on securities lending as it applies to proxy voting ensures that we exercise full voting rights on behalf of our clients. Glass Lewis currently produces a weekly report of shares with upcoming proxy votes that meet pre-determined criteria for potential restriction and/or recall. We restrict these securities (either 15 business days out from the record date, or as soon as we are notified, whichever comes first) from being loaned before their record date, recalling any loans as necessary. The restriction is lifted one business day after the record date.

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4.
Proxy voting conflict of interest procedures
Where Russell Investments maintains the voting rights for underlying securities, it appoints a proxy administrator that acts within the guidelines set out in Russell Investments Proxy Voting Policy. Our proxy voting policies and procedures are designed to ensure that those proxy voting decisions; (i) are made in accordance with the best interests of clients; and (ii) enable the Active Ownership Committee to resolve any material conflicts of interest relating to voting and engagement.
Proxy Voting Guidelines are constructed to be aligned with international good practices and standards, in order to protect shareholders’ rights. The Guidelines are applied to all votable proxy items, without exception, for issuers that currently have, or recently had, an existing relationship with Russell Investments, as either a client or vendor.
For any votes referred to the Active Ownership Committee, potential conflicts of interest are mitigated by (i) the committee structure itself, which requires a quorum for a final vote, and (ii) all votes submitted by committee members requiring a certification attesting that the voting member has no knowledge of any potential conflicts of interest between the client, Russell Investments and its affiliates, as well as no personal material conflicts (such as personal stock ownership).
5.
Proxy voting reporting
Russell Investments proxy voting records are publicly available on our website here. We do not publish vote rationales beyond those described in our custom Proxy Voting Guidelines. We also publish an annual Investment Stewardship Report that summarises our proxy voting and engagement activity.

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Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
IMPORTANT INFORMATION
This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.
Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.
In EMEA this content is suitable for Professional Clients Only.
Copyright © 1995-2026 Russell Investments Group, LLC. All rights reserved.

PROXY VOTING POLICIES AND GUIDELINES  / 23

ENGAGEMENT POLICY
2026

Contents
Approach to engagement	3
Engagement in practice	4
Russell Investments direct	4
Sub-adviser partnership	5
Sustainalytics direct	5
Engagement selection	6
Policy advocacy and collaborations	6
Engagement focus areas	8
Engagement tracking and escalation	9
Categorisation of engagement activity	9
Annual review of engagements	9
Avenues of escalation	10
Conflict of interests	11
Conclusion	11

ENGAGEMENT POLICY  / 2

At Russell Investments, being an active owner is an important component of our investment responsibilities. As part of our stewardship approach, we actively engage with companies on issues that are financially material to long-term risk-adjusted returns, including board oversight, capital allocation, executive incentives, and sustainability-related risks that may affect cash flow, asset values, or cost of capital. Through structured and ongoing dialogue, we deepen our understanding of company-specific risks and opportunities and seek to influence practices that support durable value creation, effective risk management, and the protection of shareholder value, in the best interests of our clients as end beneficiaries.
Our engagement efforts are coordinated by our Active Ownership Team and overseen by Russell Investments’ Active Ownership Committee, which is comprised of senior investors with diverse asset-class and regional expertise. This governance framework ensures that stewardship activity is integrated within the investment process, appropriately prioritised, and aligned with client objectives and fiduciary duties.
We adopt a fully integrated approach, drawing on insights from our global investment teams and leveraging the scale and reach of our multi-asset and multi-manager platform. Our relationships, with sub-adviser partners are a critical input to this process, providing issuer-level insight, industry expertise, and ongoing feedback on engagement effectiveness. These relationships enhance our ability to assess material risks, coordinate engagement where appropriate, and ensure that stewardship insights inform investment oversight and decision-making.
Approach to engagement
Ongoing dialogue with companies is a core component of our investment stewardship and active ownership approach strategy. Our engagement activities are focused on addressing risks and opportunities relevant to investment performance and on encouraging corporate practices that support long-term value creation, effective risk management, and sustainable business performance. We seek to build constructive, long-term relationships with issuers where engagement has the potential to influence outcomes that are relevant to portfolio risk, return, or capital allocation decisions.
Our business model and service capabilities enable a multi-channel approach to stewardship. This include direct engagement with issuers, collaboration with sub-adviser partners, and participation in thematic engagements through our partnership with Sustainalytics, a leading independent sustainability, social, and corporate governance data and research firm. These channels allow us to access issuer-specific insight, sector expertise, and comparative analysis to support well-informed engagement on material issues.

ENGAGEMENT POLICY  / 3

Source: Russell Investments, for illustrative purposes only.
Taken together, these channels provide a flexible and robust framework for engagement. We deploy them selectively, choosing the approach that offers the most effective access to the issuer, the appropriate level of subject-matter expertise, and the greatest potential to achieve a meaningful outcome. Across all channels, direct dialogue with corporate issuers remains the primary mechanism for progressing engagement objectives.
Engagement in practice
Russell Investments direct
A strong stewardship programme prioritises activities which offer the greatest potential to enhance returns or mitigate downside risk. In this context, Russell Investments directly engages with portfolio companies as a fundamental part of our investment stewardship and active ownership approach process. We proactively initiate dialogue to address financially material issues, while responding to controversies that pose significant financial and reputational risks.
Internally led, direct company engagements are typically initiated by two key methods:
●
Risk-based selection of portfolio companies identified as presenting heightened financial or sustainability-related risks, using a range of internal analysis and third-party data sources, as further described in the engagement selection criteria below.
●
Proxy voting activity, where engagement may take place in advance of a general meeting, or where a vote against management prompts follow-up dialogue. Some voting decisions are determined by our custom voting guidelines, while others are referred to the Active Ownership Committee for case-by-case review. Additional detail on referred items and manual voting decisions is provided in the proxy voting section

ENGAGEMENT POLICY  / 4

Sub-adviser partnership
As a multi-asset manager of managers, Russell Investments leverages its sub-advisers’ relationships to support an informed and integrated approach to active ownership. Sub-advisers are appointed to fulfill targeted, value-enhancing roles in our portfolios, and their regular interaction with investee companies provides issuer-level insight that informs both engagement prioritisation and voting decisions.
We consider sub-adviser input to be a strategically important component of our stewardship framework. Portfolio managers and the Active Ownership Team seek input from our sub-adviser partners when identifying engagement priorities, helping to validate the financial relevance of issues and to refine engagement objectives. In consultation with our sub-adviser partners, we assess whether joint outreach or separate yet aligned efforts would be more effective. Opportunities identified by our sub-advisers might result in partnered engagement efforts, Russell direct engagements with sub-adviser input, or reinforce engagement efforts that are already underway.
Sustainalytics direct
Russell Investments partners with Sustainalytics to support thematic, collaborative engagements where collective investor participation can enhance access to issuers and support dialogue on financially material risks and opportunities. Sustainalytics’ engagement programmes provide a structured framework for engagement with a defined set of companies, enabling sustained dialogue on issues relevant to long-term value creation.
Russell Investments selects engagement themes that align with our engagement focus areas and investment priorities, leveraging Sustainalytics’ sector expertise, research capabilities, and issuer access to support effective engagement. Our investment professionals actively participate in engagement calls across all selected themes, ensuring that discussions are informed by investment context and integrated with our broader stewardship and investment oversight activities.
Participation in Sustainalytics engagement themes
Russell Investments participates in five Sustainalytics engagement themes, each typically covering between 30 and 100 companies. We retain the ability to influence company selection within these themes and to actively participate in engagements where we assess there is sufficient relevance, exposure, or potential to contribute to improved investment outcomes.

Source: Russell Investments, for illustrative purposes only.

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Engagement selection
Russell Investments identifies engagement target companies through a systematic process applied across all holdings. Engagement activity is prioritised on issues that are financially material to investment outcomes, taking into account the potential impact on company valuation, downside risk, or long-term return prospects. Our efforts are centered on defined engagement focus areas, outlined below, which represent material risks and opportunities across regions, sectors, and asset classes.
In addition to these focus areas, the following criteria are considered when selecting engagement targets:
●
Portfolio exposure and ownership considerations, including Russell Investments’ ownership stake as a percentage of shares outstanding and/or the weight of exposure at the fund or portfolio level.
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Proxy voting history and issuer responsiveness, including prior voting outcomes and management’s willingness to engage constructively with shareholder concerns.
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Sustainability and governance risk analysis, drawing on internal assessment and third-party research, with an emphasis on sub-industry peer comparison, controversy analysis, and indicators of elevated financial or operational risk.
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Independent proxy research, including analysis provided by Glass Lewis.
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Insights from prior engagement activity, including progress against objectives and issuer responsiveness.
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Input from sub-adviser partners, highlighting issuer-specific risks, opportunities, or engagement priorities based on their investment analysis and ongoing dialogue with companies.
●
Client and fund-level sustainability objectives, where relevant, to ensure engagement activity remains aligned with mandate-specific requirements.
Internally led company engagements are frequently initiated on the back of voting activity, particularly votes that have been referred to the Active Ownership Committee for internal analysis and debate. Such referrals arise when a proposals fall outside the scope of our custom voting guidelines or raise complex or financially material governance or sustainability considerations requiring case-by-case assessment.
Engagement targets and objectives are developed with input from portfolio management teams and are subject to oversight and approval by Russell Investments’ Investment Strategy Committee, ensuring alignment with investment priorities, fiduciary responsibilities, and client objectives.
Policy advocacy and collaborations
Russell Investments participates in policy advocacy and industry collaborations where we assess that such engagement can support well-functioning financial markets, effective investor protections, and the management of market-wide and systemic risks that may affect long-term investment outcomes. Our participation is intended to complement company-level engagement by addressing issues that cannot be effectively resolved through issuer dialogue alone, including disclosure standards, regulatory frameworks, and market practices.
We engage selectively with industry bodies, regulators, and investor initiatives to improve the quality, consistency, and decision-usefulness of information available to investors, and to contribute to the development of governance and market standards that support efficient capital allocation. Insights gained through these forums inform our stewardship priorities, engagement objectives, and investment oversight activities.
Russell Investments is a long-standing signatory to the Principles for Responsible Investment (PRI). Our participation reflects alignment with broadly accepted stewardship principles, including collaborative engagement where appropriate, but

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our involvement in industry initiatives is guided primarily by investment relevance and fiduciary considerations, rather than affiliation alone.
In addition to PRI, Russell Investments participates in a range of industry organisations and initiatives relevant to our stewardship and investment activities, including:
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Institutional Investors Group on Climate Change (IIGCC)
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Responsible Investment Association Australasia (RIAA)
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Carbon Disclosure Project (CDP)
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Investment Association (IA)
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Investment Company Institute (ICI)
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Securities Industry and Financial Markets Association (SIFMA)
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The Net Zero Asset Managers Initiative (NZAMI)
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Transition Pathway Initiative (TPI)
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Investors Against Slavery and Trafficking (IAST) APAC
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Investment Consultants Sustainability Working Group - ICSWG (US)
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Sustainable Trading
●
Department of Labor (DOL)

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Engagement focus areas
At Russell Investments, engagement activity is prioritised where it has the greatest potential to enhance return potential or mitigate downside risk. The Active Ownership Team focuses on financially material issues that may affect long-term investment outcomes, considered across environmental, social, and governance dimensions where relevant.
While many issues may be of shareholder interest, defining clear engagement focus areas supports disciplined prioritisation, accountability, and the delivery of measurable outcomes aligned with long-term shareholder value.

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Engagement tracking and escalation
Categorisation of engagement activity
Engagement is recognised as a long-term investment tool, and outcomes are not always linear. To ensure discipline and accountability, Russell Investments tracks each engagement against defined objectives, including the relevant focus area, intended outcome, and a peer-relative assessment. Each objective is evaluated against appropriate industry peers to assess whether an issuer is performing below peers, in line with peers, or ahead of peers.
Progress is monitored over time and used to inform decisions on whether an engagement should continue, escalate, or be concluded. Engagements remain ongoing where progress is assessed as achievable, ranging from initial dialogue through to evidence of implementation. While timelines vary by issue and issuer, we seek to resolve most engagement objectives within a three-year period, taking into account the nature of the risk and the company’s responsiveness.

Source: Russell Investments, for illustrative purposes only.
Annual review of engagements
The Active Ownership Team reviews engagement activity and outcomes on a regular basis to determine whether an engagement should be resolved, escalated, or concluded. Where companies fail to engage constructively or demonstrate insufficient progress toward agreed objectives, we assess whether escalation is warranted or whether the issuer should be placed on a monitoring watchlist subject to enhanced scrutiny.
A withdrawn engagement refers to an engagement that is discontinued prior to resolution, typically due to changes in portfolio exposure, corporate actions, or other strategic considerations that make continued engagement no longer appropriate.

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Avenues of escalation
Russell Investments has a range of escalation tools available where engagement objectives are not met. These may include enhanced dialogue with sub-advisers and other investors, coordinated or collaborative engagement, formal written communication of concerns, and voting against management on relevant proposals where appropriate.
The use of more assertive actions—such as public statements, shareholder resolutions, director nominations, or legal action—is uncommon. However, we recognise that stewardship practices continue to evolve and we retain flexibility to adapt our approach over time, taking into account the effectiveness of prior engagement and client expectations.
As a manager-of-managers, Russell Investments does not make direct investment or divestment decisions on behalf of sub-adviser partners. We generally consider continued engagement to be a more effective mechanism than divestment or exclusion where risks are potentially remediable. Accordingly, divestment is not a primary escalation tool and is assessed only where consistent with mandate requirements and investment considerations.
Escalation actions are considered on a case-by-case basis, informed by the nature of the risk, issuer responsiveness, portfolio exposure, and the potential impact on investment outcomes over time. No single escalation pathway is applied sequentially or by default.

Source: Russell Investments, for illustrative purposes only.

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Conflict of interests
At Russell Investments, we maintain a governance framework that is designed to ensure a coordinated and consistent approach to the management of conflicts of interests across all regions in which it operates. Good stewardship and behaving with non-negotiable integrity are at the heart of Russell Investments’ values.
The Russell Investments Conflicts of Interest Policy disclosures detail the circumstances that may give rise to conflicts of interest in the operation of its business, the supplemental policies, as well as the procedures that are in place to manage all potential or actual conflicts of interest in the best interests of its clients. This policy has a direct link to ensuring effective stewardship of our clients’ assets.
Our disclosures in respect to our Conflicts of Interest Policy are available here and are made available to all of our clients.
Conclusion
As fiduciaries of our clients’ assets, Russell Investments views engagement as a core component of effective stewardship and active ownership. Our approach is grounded in the belief that well-governed, resilient, and transparent business practices support long-term investment performance. Through disciplined engagement, clear prioritisation, and ongoing oversight, we seek to mitigate material risks, encourage improvement where it can enhance investment outcomes, and support the long-term creation and preservation of shareholder value for our clients.

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Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
For Professional Use Only
This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.
Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.
In EMEA this content is suitable for Professional Clients Only.
Copyright © 1995-2025 Russell Investments Group, LLC. All rights reserved.

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RUSSELL INVESTMENT COMPANY
401 Union Street, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
Target Portfolio Series
March 1, 2026
Russell Investment Company (“RIC” or the “Trust”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds' Prospectus dated March 1, 2026 and any supplements thereto. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
This SAI incorporates by reference the Funds’ and Underlying Funds’ Annual Reports to Shareholders for the year ended October 31, 2025. Due to file size limitations on EDGAR submissions, the Funds’ and Underlying Funds’ Annual Reports were filed as an initial submission, first companion submission and second companion submission.
A copy of the Funds’ and Underlying Funds’ Prospectuses, any Prospectus Supplements, and Annual Reports are available free of charge on the Funds’ website at https://russellinvestments.com or by calling Russell Investments at 1-800-787-7354 to request a copy.
As of the date of this SAI, RIC is comprised of 29 Funds. This SAI relates to 5 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Funds.
Ticker Symbol By Class
Fund	A	C	M	R1	R5	S
Conservative Strategy Fund	RCLAX	RCLCX	RCNUX	RCLRX	RCLVX	RCLSX
Moderate Strategy Fund	RMLAX	RMLCX	RMTTX	RMLRX	RMLVX	RMLSX
Balanced Strategy Fund	RBLAX	RBLCX	RBSTX	RBLRX	RBLVX	RBLSX
Aggressive Strategy Fund(1)	RALAX	RALCX	RGTTX	RALRX	RALVX	RALSX
Equity Aggressive Strategy Fund(2)	REAAX	RELCX	RQTTX	RELRX	RELVX	RELSX
(1) Prior to March 1, 2025, the Fund’s name was Growth Strategy Fund.
(2) Prior to March 1, 2025, the Fund’s name was Equity Growth Strategy Fund.
The Underlying Funds in which the Funds may invest are listed below:
Fund	Fund
U.S. Small Cap Equity Fund	Global Infrastructure Fund
U.S. Strategic Equity Fund	Global Real Estate Securities Fund
Global Equity Fund	Multi-Strategy Income Fund
Emerging Markets Fund	Multi-Asset Strategy Fund(1)
Opportunistic Credit Fund	Multifactor U.S. Equity Fund
Strategic Bond Fund	Multifactor International Equity Fund
Investment Grade Bond Fund	Long Duration Bond Fund(2)
Short Duration Bond Fund
(1) Prior to March 1, 2025, the Fund’s name was Multi-Asset Growth Strategy Fund. (2) Prior to September 13, 2023, the Fund’s name was Multifactor Bond Fund.

TABLE OF CONTENTS

Structure And Governance	1
ORGANIZATION AND BUSINESS HISTORY.	1
SHAREHOLDER MEETINGS.	2
CONTROLLING SHAREHOLDERS.	2
TRUSTEES AND OFFICERS.	2
Operation Of RIC	10
SERVICE PROVIDERS.	10
ADVISER.	10
ADMINISTRATOR.	13
PORTFOLIO MANAGERS.	13
MONEY MANAGERS.	15
CUSTODIAN AND PORTFOLIO ACCOUNTANT.	16
DISTRIBUTOR.	16
TRANSFER AND DIVIDEND DISBURSING AGENT.	16
ORDER PLACEMENT DESIGNEES.	16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	17
CODES OF ETHICS.	17
PLAN PURSUANT TO RULE 18f-3.	17
DISTRIBUTION PLANS.	17
SHAREHOLDER SERVICES PLAN.	19
FUND AND UNDERLYING FUND EXPENSES.	20
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.	20
VALUATION OF FUND SHARES.	23
VALUATION OF PORTFOLIO SECURITIES.	23
PORTFOLIO TURNOVER RATES OF THE FUNDS.	24
DISCLOSURE OF PORTFOLIO HOLDINGS.	25
PROXY VOTING POLICIES AND PROCEDURES.	27
FORUM FOR ADJUDICATION OF DISPUTES.	27
BROKERAGE ALLOCATIONS.	28
BROKERAGE COMMISSIONS.	28
Investment Restrictions, Policies And CERTAIN INVESTMENTS	30
INVESTMENT RESTRICTIONS.	30
INVESTMENT POLICIES.	32
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.	32
Taxes	76
credit Rating definitions	80
Financial Statements	85
Appendix A	86
Appendix B	92

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Fourth Amended and Restated Master Trust Agreement dated December 7, 2020 (as amended, the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting Shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected shareholders. RIC is a registered open-end management investment company. Each of the Funds is a diversified investment company. Each of the Underlying Funds in which the Funds invest is a diversified investment company. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A Shares are subject to (1) a front-end sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%. Class R5 Shares are subject to a Rule 12b-1 fee of up to 0.75%, which is presently limited to 0.50% for Class R5 Shares, and includes a shareholder services fees of up to 0.25%.  The Class M, Class R1 and Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Funds’ investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”). RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds. The Underlying Funds, other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds, divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM. The Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds are managed directly by RIM and, thus, all references to money managers do not apply to these Funds.
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RIM on behalf of the Funds has claimed a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and RIM is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Funds. If the Funds’ transactions require RIM to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator with respect to the Funds in the future, the Funds may incur additional expense.
Additionally, pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the CEA, RIM is not subject to registration or regulation as a commodity pool operator with respect to the Underlying Funds (other than the Emerging Markets and Global Infrastructure Funds). In order to maintain the exclusion, RIM on behalf of each Underlying Fund must annually affirm to the National Futures Association that RIM and the Underlying Fund have met and will continue to meet the conditions necessary to qualify for the exclusion. RIM, on behalf of the Emerging Markets and Global Infrastructure Funds, has claimed a temporary exemption from the definition of the term “commodity pool operator” under the CEA and RIM is not subject to registration or regulation as a commodity pool operator under the CEA with respect to either of these Underlying Funds. If an Underlying Fund’s transactions require registration as a commodity pool operator and the Underlying Funds subsequently operates subject to CFTC regulation, it may incur additional expenses.
SHAREHOLDER MEETINGS.
The Trust will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of the Trust’s outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any class of any Fund’s Shares or more than 25% of the voting Shares of any Fund, please refer to Appendix A at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management and operations of the business and affairs of the Trust and does not manage operations on a day-to-day basis. The officers of the Trust, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with the Trust’s management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of the Trust’s management, monitoring or evaluating the performance of the Funds’ service providers, including RIM, the Funds’ custodian and the Funds’ transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with the Trust’s independent auditors, Fund counsel and independent counsel to the independent trustees (“Independent Trustees”). The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of, among other things, the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds’ advisory contract with RIM and RIM's sub-advisory contracts with the money managers.
The Trustees and the Trust’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Trust or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications or disclosure documents from or on behalf of the Trust creates a contract between a shareholder of a Fund and: (i) the Trust; (ii) a Fund; (iii) a service provider to the Trust or a Fund; and/or (iv) the Trustees or officers of the Trust.
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Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of the Trust’s Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, at least two-thirds of the Trustees have been elected by shareholders.
The Trustees and officers of the Funds also serve in similar positions for the Underlying Funds. Thus, if the interests of a Fund and an Underlying Fund were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of nine Trustees, one of whom, Vernon Barback, is an Interested Trustee. Mr. Barback serves as Vice Chairman of an affiliate of RIM, the Funds’ adviser, and is thus classified as an Interested Trustee. There are eight Independent Trustees, including Julie Dien Ledoux and Michelle L. Cahoon, who serve as the Chairman and Vice Chairman of the Board, respectively. Ms. Ledoux and Ms. Cahoon have served as Chairman and Vice Chairman of the Board, respectively, since 2026.
The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Regulatory and Investment Compliance Committee which assist in performing aspects of its role in oversight of the Funds’ operations and are described in more detail in the following paragraphs.
The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Underlying Funds' multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Underlying Funds' money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including the Funds’ CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds’ senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Regulatory and Investment Compliance Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman and Vice Chairman of the Board and the Chairman and Vice Chairman (as applicable) of each of the Board’s Audit, Regulatory and Investment Compliance and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds it oversees, the Funds' share classes, the Funds’ distribution arrangements and the Underlying Funds’ manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) the Trust’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Trust’s independent registered public accounting firm; (2) to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be
3

rendered by the independent registered public accounting firm for the Trust. It is management’s responsibility to prepare, or oversee the preparation of, the Funds’ financial statements and to maintain appropriate systems for accounting and internal controls and the auditor’s responsibility to plan and carry out a proper audit and to express an opinion on the Funds’ financial statements. Currently, the Audit Committee members are Messrs. Jeremy May and Jack R. Thompson and Mses. Michelle L. Cahoon and Ellen M. Needham, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2025, the Audit Committee held 5 meetings.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance and risk matters regarding the operation of the Funds, separately and as a whole; (2) shall review with RIM and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with RIM and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Funds as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of the Trust, or officer or other representative of RIM, any money manager to a Fund or other service provider to the Trust. Currently, the Regulatory and Investment Compliance Committee members are Messrs. Vernon Barback, Michael Day and Raymond P. Tennison, Jr. and Mses. Julie Dien Ledoux and Jeannie Shanahan. For the fiscal year ended October 31, 2025, the Regulatory and Investment Compliance Committee held 4 meetings.
The Trust’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Trust for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating all candidates for membership on the Board, the Nominating and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board the Trust, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In identifying and evaluating Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Trust; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Michelle L. Cahoon and Julie Dien Ledoux, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2025, the Nominating and Governance Committee held 1 meeting.
Independent Trustees are paid an annual retainer. Meeting attendance fees are paid for special meetings of the Nominating and Governance Committee and for special Board meetings related to consideration or approval of new investment advisory agreements required as a result of any future change of control of RIM.  Chairperson and vice-chairperson fees are paid at the Board and Committee levels.  In addition, Independent Trustees are reimbursed for any travel and other expenses incurred in attending Board and Committee meetings. The Trust's officers are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information for each officer and Trustee of the Funds. The Russell Investments Fund Complex consists of the Trust, Russell Investment Funds (“RIF”), a registered investment company which has nine mutual funds, Russell Investments Exchange Traded Funds (“RIETF”), a registered investment company which has seven exchange traded funds, the Russell Investments Strategic Credit Fund (“RISCF”), a registered closed-end investment company operating as an
4

“interval fund,” and the Russell Investments New Economy Infrastructure Fund (“RINEIF”), a registered closed-end investment company operating as an “interval fund.” Each of the Trustees is a trustee of the Trust, RIF, RIETF, RISCF and RINEIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the officers.
Each Trustee possesses the following specific attributes: Ms. Cahoon has had experience as the senior financial executive of other investment companies and their investment adviser and distributor, as well as a certified public accountant who previously provided audit services in the financial sector at a multi-national accounting firm; Mr. Day has had experience as an executive-level leader in corporate finance and accounting, as a member of the boards of other companies and non-profit organizations, and as a certified public accountant; Ms. Ledoux has had investment experience as a portfolio manager and has had experience as a member of the board of trustees of other investment companies; Mr. May has had business, financial services, accounting and investment management experience as a senior executive and board member of financial services, investment management and other organizations, as well as experience as a board member of other investment companies and as a certified public accountant; Ms. Needham has had experience in executive management roles with other financial services institutions and has had experience as a member of the board of trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Shanahan has had financial, risk management, governance and compliance experience in highly regulated industries as a senior executive at large financial institutions, and as a member of the board of a non-profit organization; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Barback has had experience as a senior executive of other financial services companies with responsibility for investment, financial, and operational matters affecting asset managers and related service providers. As a senior officer of an affiliate of RIM, Mr. Barback is in a position to provide the Board with such entity’s perspectives on the management, operations and distribution of the Funds.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Vernon Barback# Born August 24, 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2022 ●Trustee since 2021	●Until successor is chosen and qualified by Trustees ●Until successor is duly elected and qualified	●President and CEO, RIC and RIF ●Vice Chairman, Russell Investments ●From 2022 to 2024, Chief Operating Officer, Russell Investments ●From 2021 to 2022, Chief Administrative Officer, Russell Investments ●From 2019 to 2021, Vice Chairman, Russell Investments	47	None
*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
#
Mr. Barback is Vice Chairman of an affiliate of RIM and is therefore an Interested Trustee.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michelle L. Cahoon Born July 5, 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Vice Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired ●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)	47	●Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)
5

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michael Day Born October 23, 1957 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021	●Until successor is duly elected and qualified	●From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	47
●From 2016 to
2023, Director,
Topa Insurance
Group (insurance
company)
●From 2020 to
2022, Director,
Puppet, Inc.
(information
technology
company)
●Director, Somos,
Inc. (information
technology
company)

Julie Dien Ledoux Born August 17, 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2019 ●Chairman since 2026	●Until successor is duly elected and qualified ●Approved Annually	●Retired	47	None
Jeremy May Born March 30, 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Chairman of the Nominating and Governance Committee since 2025	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) ●Until 2024, Director, TFIN.AI LLC (financial services company) ●Until March 2021, Chief Operating Officer of Magnifi LLC (information technology company)	47
●Trustee, New Age
Alpha Funds
Trust and New
Age Alpha
Variable Funds
Trust (investment
companies)
●Trustee, Bow
River Capital
Evergreen Fund
(investment
company)
●Until 2024,
Director, TFIN.AI
LLC (financial
services
company)
●Until 2022,
Trustee, New Age
Alpha Trust
(investment
company)
●Until 2021,
Trustee, Reaves
Utility Income
Fund (investment
company)
●Until 2021,
Trustee, ALPS
Series Trust
(investment
company)

6

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Ellen M. Needham Born January 4, 1967 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2024 ●Chairman of the Audit Committee since 2026	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Retired ●Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc., and Director, State Street Global Advisors, Funds Distributors, LLC (financial services companies)	47
●Trustee,
GoldenTree
Opportunistic
Credit Fund
(investment
company)
●Trustee, The
2023 ETF Series
Trust (investment
company)
●Until 2025,
Trustee, The
2023 ETF Series
Trust II
(investment
company)
●Until 2023,
Trustee, State
Street Navigator
Securities
Lending Trust,
State Street
Institutional
Investment Trust,
State Street
Institutional
Funds, State
Street Master
Funds, SSGA
Funds, Elfun
Government
Money Market
Fund, Elfun
Tax-Exempt
Income Fund,
Elfun Income
Fund, Elfun
Diversified Fund,
Elfun
International
Equity Fund and
Elfun Trusts
(investment
companies)
●Until 2023,
Director, State
Street Variable
Insurance Series
Funds, Inc.
(investment
company)

Jeannie Shanahan Born February 15, 1964 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2021 ●Chairman of the Regulatory and Investment Compliance Committee since 2023	●Until successor is duly elected and qualified ●Until successor is duly elected and qualified	●Until 2021, President of Twin Star Consulting, LLC (consulting company)	47	None
Raymond P. Tennison, Jr. Born December 21, 1955 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2000	●Until successor is duly elected and qualified	●Retired	47	None
Jack R. Thompson Born March 21, 1949 401 Union Street, 18th Floor, Seattle, WA 98101	●Trustee since 2005	●Until successor is duly elected and qualified	●Retired	47	None
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*
Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Vernon Barback Born August 24, 1956 401 Union Street, 18th Floor, Seattle, WA 98101	●President and Chief Executive Officer since 2022	●Until successor is chosen and qualified by Trustees
●President and CEO, RIC, RIF, RIETF, RISCF and RINEIF
●Vice Chairman, Russell Investments
●From 2022 to 2024, Chief Operating Officer, Russell
Investments
●From 2021 to 2022, Chief Administrative Officer, Russell
Investments
●From 2019 to 2021, Vice Chairman, Russell Investments

Cheryl Wichers Born December 16, 1966 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Compliance Officer since 2005	●Until removed by Independent Trustees	●Chief Compliance Officer, RIC, RIF, RIETF, RISCF and RINEIF ●Chief Compliance Officer, Russell Investments Fund Services, LLC (“RIFUS”) ●Chief Compliance Officer, Venerable Variable Insurance Trust
Ross Erickson Born April 9, 1970 401 Union Street, 18th Floor, Seattle, WA 98101	●Treasurer, Chief Accounting Officer and Chief Financial Officer since 2025	●Until successor is chosen and qualified by Trustees
●Director, Head of North American Fund Operations, Russell
Investments
●Treasurer, Chief Accounting Officer and Chief Financial
Officer, RIC, RIF, RIETF, RISCF and RINEIF
●Treasurer, Venerable Variable Insurance Trust
●Principal Executive Officer, Russell Investments Trust
Company
●President, Russell Investments Fund Management, LLC
●Director, Russell Investments Financial Services, LLC
(“RIFIS”) and RIFUS
●Until June 2025, Assistant Treasurer, RIC, RIF, RIETF,
RISCF and RINEIF
●Until March 2022, Director, Fund Administration

Kate El-Hillow Born August 17, 1974 401 Union Street, 18th Floor, Seattle, WA 98101	●Chief Investment Officer since 2021	●Until removed by Trustees
●Chief Investment Officer and President, Russell
Investments
●Chief Investment Officer, RIC, RIF, RIETF, RISCF and
RINEIF
●President, RIM
●Until 2021, Deputy Chief Investment Officer, Senior
Portfolio Manager, Head of Strategy Selection and Head of
Portfolio Management & Risk, Goldman Sachs

Mary Beth Albaneze Born April 25, 1969 401 Union Street, 18th Floor, Seattle, WA 98101	●Secretary and Chief Legal Officer since 2010	●Until successor is chosen and qualified by Trustees	●Associate General Counsel, Russell Investments ●Secretary, RIM, RIFUS and RIFIS ●Secretary and Chief Legal Officer, RIC, RIF, RIETF, RISCF and RINEIF ●Secretary, U.S. One, LLC
8

Trustee Compensation Table
For The Fiscal Year Ended October 31, 2025
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEE
Vernon Barback	N/A	N/A	N/A	N/A
INDEPENDENT TRUSTEES
Michelle L. Cahoon	$252,219	$0	$0	$274,500
Michael Day	$238,437	$0	$0	$259,500
Julie Dien Ledoux	$278,409	$0	$0	$303,000
Jeremy May	$250,844	$0	$0	$273,000
Ellen M. Needham	$238,437	$0	$0	$259,500
Jeannie Shanahan	$252,219	$0	$0	$274,500
Raymond P. Tennison, Jr.	$333,535	$0	$0	$363,000
Jack R. Thompson	$243,497	$0	$0	$265,000
Equity Securities Beneficially Owned By Trustees
AS OF The Calendar Year Ended December 31, 2025
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEE
Vernon Barback	Conservative Strategy Fund	$1-$10,000	Over $100,000
	Moderate Strategy Fund	$1-$10,000
	Balanced Strategy Fund	$1-$10,000
	Aggressive Strategy Fund	$1-$10,000
	Equity Aggressive Strategy Fund	$1-$10,000
INDEPENDENT TRUSTEES
Michelle L. Cahoon	None		Over $100,000
Michael Day	None		Over $100,000
Julie Dien Ledoux	None		Over $100,000
Jeremy May	None		Over $100,000
Ellen M. Needham	None		$50,001-$100,000
Jeannie Shanahan	None		Over $100,000
Raymond P. Tennison, Jr.	None		Over $100,000
Jack R. Thompson	None		Over $100,000
9

Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Adviser	Russell Investment Management, LLC (“RIM”)
Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC (“RIFUS”)
Money Managers for the Underlying Funds	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor and Principal Underwriter	Russell Investments Financial Services, LLC (“RIFIS”)
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
The Trustees, on behalf of the Trust, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds’ investment adviser is RIM, 401 Union Street, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. RIM provides or oversees the provision of all investment advisory and portfolio management services and makes the day-to-day investment decisions for the Funds and Underlying Funds. In rendering investment advisory services to certain Funds and Underlying Funds, RIM may use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of RIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Certain of Russell Investments’ employees, which may include an officer of the Trust, and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd.
Because RIM’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each Fund among the Underlying Funds, RIM may have a conflict of interest. It is the policy of RIM to manage each Fund and each Underlying Fund in the best interests of its shareholders. To this end, RIM requires that an investment recommendation by a portfolio manager be reviewed and approved by Russell Investments’ Investment Strategy Committee based on the recommendation’s investment merits.
The assets of the Funds are invested in shares of the Underlying Funds.
For all Underlying Funds other than the Multifactor U.S. Equity, Multifactor International Equity and Long Duration Bond Funds, subject to the approval of the Underlying Funds’ Board, RIM selects, oversees and evaluates the performance results of the Underlying Funds’ money managers and allocates a portion of Underlying Fund assets among multiple money manager investment strategies. RIM may change an Underlying Fund’s asset allocation at any time, including not allocating Underlying Fund assets to one or more money manager strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Underlying Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model
10

portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for an Underlying Fund or (3) both a discretionary and non-discretionary assignment.  RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations.  Money managers are unaffiliated with RIM. RIM manages Underlying Fund assets not allocated to money manager strategies. RIM also manages the portion of Underlying Fund assets for which an Underlying Fund's non-discretionary money managers provide model portfolios to RIM and each Underlying Fund’s cash balances. RIM may also manage portions of an Underlying Fund during transitions between money managers. RIM, as agent for RIC, pays the money managers’ fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.
Each Fund pays the following annual advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each Fund:
Fund	Asset Level	Fee
Conservative Strategy Fund	All assets	0.17%
Balanced Strategy Fund	All assets	0.17%
Moderate Strategy Fund	All assets	0.17%
Aggressive Strategy Fund	All assets	0.17%
Equity Aggressive Strategy Fund	All assets	0.17%
The Funds paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2025, 2024 and 2023, respectively:
Funds	2025	2024	2023
Conservative Strategy Fund	$110,190	$141,216	$182,031
Moderate Strategy Fund	213,398	251,771	306,042
Balanced Strategy Fund	1,049,173	1,206,495	1,434,931
Aggressive Strategy Fund	1,017,331	1,142,380	1,318,582
Equity Aggressive Strategy Fund	524,488	558,639	591,615
RIM has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Funds.  These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years. With respect to such waivers, direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, infrequent and/or unusual expenses (including litigation expenses), or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. In addition, each waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Current Waivers:
For the Conservative Strategy Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.17% of the average daily net assets of the Fund on an annual basis.
For the Moderate Strategy Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.13% of the average daily net assets of the Fund on an annual basis.
For the Balanced Strategy Fund, RIM has contractually agreed, until February 28, 2027, to waive 0.07% of its advisory fee for the Fund.
For the Aggressive Strategy Fund, RIM has contractually agreed, until February 28, 2027, to waive 0.13% of its advisory fee for the Fund.
For the Equity Aggressive Strategy Fund, RIM has contractually agreed, until February 28, 2027, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.13% of the average daily net assets of the Fund on an annual basis.
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Past Waivers:
For the Conservative Strategy Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.17% of the average daily net assets of the Fund on an annual basis. From March 1, 2010 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the fiscal years ended October 31, 2023, 2024 and 2025 was $182,031, $141,216 and $110,190, respectively. The total amount of reimbursements for the fiscal years ended October 31, 2023, 2024, and 2025 was $125,018, $118,318 and $103,578, respectively. As a result of the waiver, the Fund paid no advisory fees for the fiscal years ended October 31, 2023, 2024, and 2025.
For the Moderate Strategy Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.13% of the average daily net assets of the Fund on an annual basis. From March 1, 2010 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the fiscal years ended October 31, 2023, 2024 and 2025 was $306,042, $251,771 and $213,398, respectively. The total amount of reimbursements for the fiscal years ended October 31, 2023, 2024, and 2025 was $85,549, $97,300 and $82,243, respectively. As a result of the waiver, the Fund paid no advisory fees for the fiscal years ended October 31, 2023, 2024, and 2025.
For the Balanced Strategy Fund, RIM contractually agreed, from June 1, 2025 until February 28, 2026 to waive 0.07% of its advisory fee for the Fund. From June 1, 2024 until May 31, 2025, RIM contractually agreed to waive 0.05% of its advisory fee for the Fund. From March 1, 2024 until May 31, 2024, RIM contractually agreed to waive 0.03% of its advisory fee for the Fund. From March 1, 2010 until February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the fiscal years ended October 31, 2023, 2024 and 2025 was $1,175,239, $557,333 and $360,064, respectively. There were no reimbursements for the fiscal years ended October 31, 2023, 2024, and 2025. As a result of the waiver, the Fund paid advisory fees of $259,692, $649,162 and $689,109 for the fiscal years ended October 31, 2023, 2024, and 2025, respectively.
For the Aggressive Strategy Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive 0.03% of its advisory fee for the Fund. From June 1, 2021 to February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.099% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the fiscal years ended October 31, 2023, 2024 and 2025 was $1,242,785, $951,170 and $777,959, respectively. There were no reimbursements for the fiscal years ended October 31, 2023, 2024, and 2025. As a result of the waiver, the Fund paid advisory fees of $75,797, $191,210 and $239,372 for the fiscal years ended October 31, 2023, 2024, and 2025, respectively.
For the Equity Aggressive Strategy Fund, RIM contractually agreed, from March 1, 2024 until February 28, 2026, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.13% of the average daily net assets of the Fund on an annual basis. From June 1, 2022 to February 29, 2024, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.09% of the average daily net assets of the Fund on an annual basis. The total amount of the waiver for the fiscal years ended October 31, 2023, 2024 and 2025 was $591,615, $558,639 and $482,734, respectively. The total amount of reimbursements for the fiscal years ended October 31, 2023, 2024 and 2025 was $92,361, $8,473 and $0, respectively. As a result of the waiver, the Fund paid advisory fees of $0, $0 and $41,754 for the fiscal years ended October 31, 2023, 2024 and 2025.
Each Fund will indirectly bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests. For information on the advisory fees the Underlying Funds paid to RIM for the fiscal years ended October 31, 2025, 2024 and 2023, please see the Underlying Funds’ SAI.
From its advisory fees, RIM, as agent for RIC, pays all fees to the money managers of the Underlying Funds for their investment advisory services. For information regarding the fees paid to the money managers of the Underlying Funds for the fiscal years ended October 31, 2025, 2024 and 2023, please see the Underlying Funds’ SAI.
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ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like RIFIS (the Funds’ distributor), is a wholly-owned subsidiary of RIM (the Funds’ adviser).
Each Fund pays an administrative fee directly to RIFUS, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of  each of the Funds. Services which are administrative in nature are provided by RIFUS pursuant to an Administrative Agreement for an annual fee of up to 0.0425% of the average daily net asset value of each Fund.
The Funds paid RIFUS the following administrative fees for the fiscal years ended October 31, 2025, 2024 and 2023, respectively.
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2025	2024	2023	2025	2024	2023
Conservative Strategy Fund	$27,548	$33,288	$38,682	0.04%	0.04%	0.04%
Moderate Strategy Fund	53,350	59,394	65,034	0.04%	0.04%	0.04%
Balanced Strategy Fund	262,293	284,894	304,923	0.04%	0.04%	0.04%
Aggressive Strategy Fund	254,333	269,735	280,199	0.04%	0.04%	0.04%
Equity Aggressive Strategy Fund	131,122	132,213	125,718	0.04%	0.04%	0.04%
Each of the Funds will indirectly bear its proportionate share of the administrative fees paid by the Underlying Funds in which it invests. For information on the administrative fees paid to RIFUS by the Underlying Funds for the fiscal years ended October 31, 2025, 2024 and 2023, please see the Underlying Funds’ SAI.
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the Funds and Underlying Funds, oversee the Funds' and Underlying Funds' asset allocations and have primary responsibility for the management of the Funds and Underlying Funds) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in Fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.
Annual incentive awards for the RIM Managers of the Funds are assessed by senior management based on the following:
●
Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
●
Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. Fund performance is measured relative to a Fund's custom composite index. The score is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used for a Fund that does not have 3-years of performance history.
RIM Managers may be responsible for one or more funds. In determining annual incentive awards, fund weightings for RIM Managers who are responsible for more than one fund are determined at the beginning of each yearly assessment period and signed off by the Co- Heads of Portfolio Management (“Co-Heads of PM”). These funds and the assessment weighting for each fund are recorded in a central system at the beginning of the assessment period. Each fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each fund is approved by the Co-Heads of PM at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
As of March 1, 2026, the custom composite indexes used for the RIM Managers’ quantitative performance assessment for the Funds are as follows:
Conservative Strategy Fund	Conservative Strategy Linked Composite Index[1]
Moderate Strategy Fund	Moderate Strategy Linked Composite Index[2]
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Balanced Strategy Fund	Balanced Strategy Linked Composite Index[3]
Aggressive Strategy Fund	Aggressive Strategy Linked Composite Index[4]
Equity Aggressive Strategy Fund	Equity Aggressive Strategy Linked Composite Index[5]
1 Beginning September 25, 2025, the Conservative Strategy Linked Composite Index represents the returns of a composite index comprised of 12% Russell 3000® Index, 6% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 1% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 65% Bloomberg U.S. Aggregate Bond Index and 16% ICE BofA US High Yield Index. For information regarding the composition of the Conservative Strategy Linked Composite Index prior to September 25, 2025, see the Performance Notes section in the Fund’s Prospectus.
2 Beginning September 25, 2025, the Moderate Strategy Linked Composite Index represents the returns of a composite index comprised of 25% Russell 3000® Index, 13% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 2% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 48% Bloomberg U.S. Aggregate Bond Index and 12% ICE BofA US High Yield Index. For information regarding the composition of the Moderate Strategy Linked Composite Index prior to September 25, 2025, see the Performance Notes section in the Fund’s Prospectus.
3 Beginning September 25, 2025, the Balanced Strategy Linked Composite Index represents the returns of a composite index comprised of 38% Russell 3000® Index, 20% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 3% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 31% Bloomberg U.S. Aggregate Bond Index and 8% ICE BofA US High Yield Index. For information regarding the composition of the Balanced Strategy Linked Composite Index prior to September 25, 2025, see the Performance Notes section in the Fund’s Prospectus.
4 Beginning September 25, 2025, the Aggressive Strategy Linked Composite Index represents the returns of a composite index comprised of 50% Russell 3000® Index, 27% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 4% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 15% Bloomberg U.S. Aggregate Bond Index and 4% ICE BofA US High Yield Index. For information regarding the composition of the Aggressive Strategy Linked Composite Index prior to September 25, 2025, see the Performance Notes section in the Fund’s Prospectus.
5 Beginning September 25, 2025, the Equity Aggressive Strategy Linked Composite Index represents the returns of a composite index comprised of 56% Russell 3000® Index, 30% MSCI ACWI ex USA Index (net of tax on dividends from foreign holdings), 5% FTSE EPRA Nareit Developed Index (net of tax on dividends from foreign holdings), 7% Bloomberg U.S. Aggregate Bond Index and 2% ICE BofA US High Yield Index. For information regarding the composition of the Equity Aggressive Strategy Linked Composite Index prior to September 25, 2025, see the Performance Notes section in the Fund’s Prospectus.
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Co-Heads of PM. Russell Investments’ compensation committee approves salaries and annual incentive awards after the Co-Heads of PM’s recommendations have been reviewed by the Chief Investment Officer.
The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments' financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.
RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit sharing plan up to 5% of eligible base pay.
Equity Securities Beneficially Owned By Rim Managers In The FundS
They Manage AS OF The Fiscal Year Ended October 31, 2025
RIM MANAGERS OF THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND MANAGED BY THE RIM MANAGER
Samuel Pittman	None	Conservative Strategy Fund
	None	Moderate Strategy Fund
	None	Balanced Strategy Fund
	None	Aggressive Strategy Fund
	None	Equity Aggressive Strategy Fund
Amneet Singh	None	Conservative Strategy Fund
	None	Moderate Strategy Fund
	None	Balanced Strategy Fund
	None	Aggressive Strategy Fund
	None	Equity Aggressive Strategy Fund

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RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, exchange-traded funds, interval funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers or underlying funds to fulfill those needs. Specifically, RIM Managers make money manager or underlying fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers utilize RIM’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) or, for funds of funds, Russell Investments’ proprietary capital markets research and portfolio strategy analysis to assist in determining the underlying funds in which to invest, in each case to meet the unique investment needs of the various funds they manage.
At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection, which includes the hiring, termination and retention of money managers, and asset allocation, which includes defining a fund’s objective and determining appropriate ways to measure performance. This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the Co-Heads of PM.
Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the Co-Heads of PM and the ISC must review and ratify the recommendations.
OTHER ACCOUNTS MANAGED BY RIM MANAGERS
AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS
AS OF October 31, 2025
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Samuel Pittman	4	$525.8	-	-	-	-	$525.8
Amneet Singh	4	$525.8	-	-	-	-	$525.8
None of the above Other Accounts Managed by RIM Managers has an advisory fee based on the performance of the account.
Further information on the RIM Managers of the Underlying Funds is available in the Underlying Funds’ SAI.
MONEY MANAGERS.
The Underlying Funds’ money managers are discretionary or non-discretionary managers for a portion of an Underlying Fund's portfolio. The money managers are not affiliates of RIC or RIM. Some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for RIETF, RIF, Russell Investments Trust Company, other investment vehicles sponsored or advised by RIM or its affiliates, consulting clients of RIM, offshore vehicles and/or for accounts which have no business relationship with RIM or its affiliates.
From its advisory fees received from the Underlying Funds, RIM, as agent for RIC, pays all fees to the money managers for their investment advisory services. Money manager fees are determined through arm’s-length negotiations with RIM. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale that may be achieved as a result of cash inflows or market appreciation. RIM periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, which is typically based on the average for the quarter of all the assets with respect to which the money manager provides its services. For information regarding fees paid to the money managers of the Underlying Funds for the fiscal years ended October 31, 2025, 2024 and 2023, please see the Underlying Funds' SAI.
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Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIC has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Underlying Funds.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ and Underlying Funds' assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund and Underlying Fund for regulatory and financial reporting purposes. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Russell Investments Financial Services, LLC (the “Distributor” or “RIFIS”) serves as the distributor of RIC Shares. Certain Share classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain Share classes of RIC Funds. The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents. The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds. Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC. The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A Shares sold by them.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund Shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RIFUS serves as the transfer and dividend disbursing agent for RIC. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIFUS retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 401 Union Street, 18th Floor, Seattle, WA 98101.
RIFUS has contractually agreed to waive, through February 28, 2027, a portion of its transfer agency fees for certain classes of certain Funds as set forth below:
Fund and Class	Amount Waived
Conservative Strategy Fund - Class A & C	0.08%
Conservative Strategy Fund - Class S	0.02%
Conservative Strategy Fund - Class M	0.10%
Conservative Strategy Fund - Class R1 & R5	0.15%
Moderate Strategy Fund - Class A, C, R1 & R5	0.08%
Moderate Strategy Fund - Class M	0.10%
Balanced Strategy Fund - Class A, C & M	0.10%
Balanced Strategy Fund - Class R1 & R5	0.06%
Aggressive Strategy Fund - Class M	0.10%
Aggressive Strategy Fund - Class R1 & R5	0.05%
Equity Aggressive Strategy Fund - Class M	0.10%
Equity Aggressive Strategy Fund - Class R1 & R5	0.08%
ORDER PLACEMENT DESIGNEES.
The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries,
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RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of the Trust. PwC is responsible for performing annual audits of the financial statements of the Funds and Underlying Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
The Trust, RIM, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund and Underlying Fund's shareholders, as applicable. The codes of ethics are designed to prevent affiliated persons of the Trust, RIM, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the  Funds or Underlying Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund or an Underlying Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with the Trust or RIM, RIM relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIM with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.
DISTRIBUTION PLANS.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
Description of the Distribution Plan for Multiple Class Funds
In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Independent Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class
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Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.
For each Multiple Class Fund offering Class A, Class C or Class R5 Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A, Class C and Class R5 Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing sales support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A, Class C or Class R5 Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
For each Multiple Class Fund offering Class A, Class C or Class R5 Shares, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A, Class C and Class R5 Shares for any activities or expenses primarily intended to result in the sale of Class A, Class C and Class R5 Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.
Selling Agent Agreements for Multiple Class Funds
Under the Distribution Plans, the Distributor may enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
Under the Distribution Plan, the following Multiple Class Funds’ Class A, Class C and Class R5  Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2025, 2024 and 2023:
Funds	Class A 2025	Class C 2025	Class R5 2025
Conservative Strategy Fund	$78,929	$182,961	$7,347
Moderate Strategy Fund	168,911	260,109	10,580
Balanced Strategy Fund	806,489	1,318,281	42,397
Aggressive Strategy Fund	851,817	1,089,119	29,071
Equity Aggressive Strategy Fund	329,725	636,032	11,125

Funds	Class A 2024	Class C 2024	Class R5 2024
Conservative Strategy Fund	$87,957	$234,529	$8,228
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Funds	Class A 2024	Class C 2024	Class R5 2024
Moderate Strategy Fund	171,464	321,847	9,892
Balanced Strategy Fund	829,443	1,537,823	42,464
Aggressive Strategy Fund	850,633	1,227,445	36,324
Equity Aggressive Strategy Fund	382,274	668,782	11,887

Funds	Class A 2023	Class C 2023	Class R5 2023
Conservative Strategy Fund	$93,792	$282,246	$9,624
Moderate Strategy Fund	179,099	364,701	11,633
Balanced Strategy Fund	859,499	1,681,250	47,509
Aggressive Strategy Fund	805,537	1,283,696	41,470
Equity Aggressive Strategy Fund	335,909	686,695	15,648
Under the Distribution Plan for Class R5 Shares, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class R5 Shares offering such Shares for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class R5 Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class R5 Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
SHAREHOLDER SERVICES PLAN.
A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”
Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C Shares, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to service agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in accordance with the requirements of the 1940 Act and the rules and regulations thereunder, or in accordance with such regulatory guidance, interpretations, or exemptive relief issued by the SEC or its staff from time to time; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.
Under the Service Plan, the following Multiple Class Funds’ Class C and Class R5 Shares accrued expenses in the following amounts payable to the Servicing Agents by the Distributor, for the fiscal year ended October 31, 2025:
Funds	Class C	Class R5
Conservative Strategy Fund	$60,987	$7,347
Moderate Strategy Fund	86,703	10,580
Balanced Strategy Fund	439,427	42,397
Aggressive Strategy Fund	363,040	29,071
Equity Aggressive Strategy Fund	212,011	11,125
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FUND AND UNDERLYING FUND EXPENSES.
The Funds and Underlying Funds pay all their expenses other than those expressly assumed by RIM and RIFUS. The principal expenses of the Funds and Underlying Funds are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIM and RIFUS, respectively. The Funds’ and Underlying Funds' other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; index licensing fees; and such infrequent and/or unusual expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund, Underlying Fund or class of Shares, the expense is charged to that Fund, Underlying Fund or class of Shares. Common expenses are allocated among the RIC Funds based primarily upon their relative net assets. As a shareholder of the Underlying Funds, each Fund indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests.
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.
Each class of Shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of Shares, net income per share, dividends per share and net asset value per share will vary for each class of Shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.
Class A Shares
Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. You pay a lower front-end sales charge as the size of your investment increases to certain levels. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the Financial Intermediary commission shown in the table below. You may also be eligible for a waiver of the front-end sales charge as set forth in Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers And Discounts of the Funds’ Prospectus.
Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Financial Intermediary commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
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Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Financial Intermediary commission as a % of offering price
$1,000,000 or more	--0--	--0--	up to 1.00%
Investments of $1,000,000 or more (Class A Shares). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
Commissions are paid to Financial Intermediaries on Class A Share purchases of $1 million or more by a single shareholder which are not subject to a front-end sales charge, at the following rates: 1.00% on purchases of $1 million or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Class C Shares
Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds’ shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds’ Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.
Class M, R1 and S Shares
Financial Intermediaries will receive no shareholder services or distribution fees for Class M, Class R1 or Class S Shares.
Class R5 Shares
Financial Intermediaries that sell Class R5 shares will receive the shareholder services fee payable under the Funds’ distribution plan at an annual rate equal to 0.25% of the average daily net assets represented by Class R5 shares sold by them and the distribution fee payable under the Funds’ distribution plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class R5 shares sold by them.
Class S Shares
Class S Shares of each Fund may only be purchased by:
(1)
clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)
employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP-IRAs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)
clients of Financial Intermediaries who are members of Russell Investments;
(4)
individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)
current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class S Shares may also be available on brokerage platforms of firms that have agreements with the Funds’ Distributor to offer such Shares when acting as an agent for the investor for the purchase or sale of such Shares.  If you transact in Class S Shares through one of these brokerage programs, you may be required to pay a commission and/or other forms of compensation to the broker, which are not reflected in the tables under the Choosing A Class of Shares To Buy or Front-End Sales Charges sections of the Funds’ Prospectus.  The Funds’ Distributor does not receive any portion of the commission or compensation.
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Class M Shares
Class M Shares of each Fund may only be purchased by:
(1)
clients of certain Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class M Shares are held; or
(2)
clients of certain Financial Intermediaries where the Financial Intermediary would typically charge a brokerage commission or other similar fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest; or
(3)
current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class M Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
In addition, Class M Shares are available only to shareholders who transact on or through advisory platforms in which the shareholder directly or indirectly pays a portion of the costs to service their accounts, which may include transaction fees or account service fees, or other similar financial arrangements. Financial Intermediaries must have an agreement with the Funds’ Distributor to offer Class M Shares.
Class R1 and R5 Shares
Class R1 and Class R5 Shares are only available to (1) employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants, (2) 401k rollover accounts investing through recordkeeping platforms where the platform has a sales agreement with the Funds’ distributor to sell Class R1 or Class R5 Shares and consolidates and holds all Fund Shares in omnibus accounts on behalf of shareholders or (3) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from the Securities Act of 1933, as amended (“Securities Act”). Class R1 and Class R5 Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEP-IRAs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.
The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.
The Funds’ Distributor reserves the right to move a shareholder from a Share Class of a Fund that pays 12b-1 fees to a Share Class of the same Fund that does not pay 12b-1 fees if such shareholder no longer has a relationship with a Financial Intermediary and holds Fund Shares directly with the Funds’ Transfer Agent. For cost basis reporting to the Internal Revenue Service (the “IRS”), the Funds’ Transfer Agent will treat the exchange as a non-taxable event and will carry any cost basis the Transfer Agent is tracking for the shareholder to the new Share Class.
Converting from Class M or Class S to Class A Shares
Depending upon the policies and operational capabilities of your Financial Intermediary, you may convert Class M or Class S Shares held in an account that charges an advisory fee, management fee, consulting fee or other similar fee for services (a “fee-based program”) to Class A Shares without the incurrence of a front-end sales charge if you are leaving or have left the fee-based program.  Depending upon the policies and operational capabilities of your Financial Intermediary, if you have already redeemed your Class M or Class S Shares, the foregoing requirements apply and you must purchase Class A Shares within 90 days after redeeming your Class M or Class S Shares to receive the Class A Shares without paying a front-end sales charge. Any investments of Class A Shares that are not part of the Class M or Class S Share redemption proceeds are subject to a front-end sales charge.  RIFUS believes that a conversion between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
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Sales Charge Waivers and Reductions
Please see the Funds' Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.
Minimum Initial Investment Requirements
There is currently no required minimum initial investment for Shares of the Funds. However, each Fund reserves the right to close any account whose balance falls below $500.
Signature Guarantee
Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
If you hold shares directly with a Fund and you do not have a relationship with any eligible guarantor, and are unable to obtain a signature guarantee, the Fund may accept alternate identification documentation in lieu of a signature guarantee, at the discretion of the Transfer Agent.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to your uncashed checks, the Funds may convert your distribution option to have all dividends and/or distributions reinvested in additional shares.
VALUATION OF FUND SHARES.
The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
VALUATION OF PORTFOLIO SECURITIES.
The Funds value the Shares of the Underlying Funds at the current net asset value per share of each Underlying Fund.
The Underlying Funds value portfolio instruments according to securities valuation procedures, which include market value procedures, fair value procedures and a description of the pricing sources and services used by the Funds and Underlying Funds. With respect to an Underlying Fund’s investments that do not have readily available market quotations, the Trustees have designated RIM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. However, the Board retains oversight over the valuation process.
Ordinarily, the Underlying Funds value each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange
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listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker or based on the valuation of the underlying security depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid (a form of fair value pricing). Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price an Underlying Fund would receive if it sold the instrument.
If market quotations or pricing service prices are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that RIM believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Fund deems that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities will use fair value pricing more often (typically daily) since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets), or other emergency situation; or an armed conflict.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.
PORTFOLIO TURNOVER RATES OF THE FUNDS.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities, including Underlying Fund Shares, for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures and forward contracts, are excluded. The Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund’s Shares; (ii) change the percentages of each Fund’s assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund’s assets among the Underlying Funds generally within the percentage limits described in the Prospectus.
The portfolio turnover rates for the fiscal years ended October 31, 2025 and 2024 for each Fund were:
Funds	2025	2024
Conservative Strategy Fund	22%	6%
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Funds	2025	2024
Moderate Strategy Fund	21%	4%
Balanced Strategy Fund	25%	3%
Aggressive Strategy Fund	26%	3%
Equity Aggressive Strategy Fund	26%	4%
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s or an Underlying Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information, or are otherwise subject to duties of confidentiality.
Public Disclosures of Portfolio Holdings Information
Each Fund discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter in Form N-PORT within 60 days of the end of the fiscal quarter and in its annual and semiannual financial statements in Form N-CSR within 60 days after the second and fourth quarter ends of the Fund’s fiscal year. The portfolio holdings information in Form N-PORT and Form N-CSR is not required to be delivered to shareholders but is made public through the SEC electronic filings at www.sec.gov.  The Funds also make their annual and semiannual financial statements in Form N-CSR and portfolio holdings information as of the end of the first and third quarters of each fiscal year available on their website at https://russellinvestments.com. The Funds’ complete portfolio holdings will be available on the Funds’ website no more frequently than weekly and following each month end no later than the end of the following month and in any event no sooner than ten calendar days after the trade date.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds’ website a statement relating to such event which may include information regarding the Funds’ portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
Non-Public Disclosures of Portfolio Holdings Information
Mutual fund evaluation services (e.g., Standard & Poor’s, Morningstar, Inc. and Lipper Analytical Services) (“Evaluators”) regularly analyze the portfolio holdings of mutual funds to monitor and report on various fund attributes (e.g., style, capitalization, maturity, yield and beta). The Evaluators distribute the results of their analyses to the public, paid subscribers and/or in-house brokers. To facilitate the review of the Funds by the Evaluators, the Funds may provide (or authorize their service providers to distribute) portfolio holdings to the Evaluators before those holdings are publicly available provided that (a) the recipient does not distribute the portfolio holdings information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Fund shares before the portfolio holdings information or results of analyses become public information and (b) the recipient signs a written confidentiality agreement, which includes a duty not to trade on non-public information.
As set forth in the table below, RIM and the money managers may periodically distribute (1) lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds’ portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature and (2) a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
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In addition, as set forth in the table below, the Funds’ custodian generates portfolio holdings information in connection with its services to the Funds which may be provided to service providers of the Funds, RIM or the money managers in connection with providing various services for the Funds. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
The entities that may receive information described above, and the purpose for which such information is disclosed, are presented in the table below.
Entity Receiving Portfolio Holdings	Disclosure Purpose
Advent Software, Inc.	Recon, accounting services
Bloomberg AIM	Fund positioning/holdings services
Bloomberg Portfolio	Holdings analysis
Confluence Technologies, Inc. (CTI)	Fund performance calculator, financial reporting software provider
Electra Information Systems	Sub-advisor middle office services
Financial Recovery Technologies, Inc.	Class action filing services
Glass Lewis & Co., LLC	Proxy voting services
Goldman Sachs	Securities lending agent
IHS Markit	Enterprise data management
Morningstar Inc.	Fund rating services
Planetrics	Valuations under different climate risk scenarios
PricewaterhouseCoopers LLP	Audit services
Qontigo	Holdings/portfolio analysis, model optimization
Risk Metrics	Risk management services
SS&C	Middle office provider; benchmark performance, holdings, performance, reconciliation
State Street Bank and Trust Company	Custody, fund accounting, pricing/valuation, fund compliance testing, liquidity risk management, pricing services
Vermillion	Fund marketing report production
No compensation or other consideration is paid to the Funds, RIM or the money managers for any non-public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds’ portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RIFUS Fund Administration and RIM’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds’ CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds’ Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds’ portfolio holdings made in accordance with these procedures is authorized by the Funds’ Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds’ Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made
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with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds’ Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Funds invest in the Underlying Funds. Each Fund will vote in the same manner and proportion as the votes cast by other shareholders of the Underlying Funds in which the Fund invests.  In the event that an Underlying Fund’s only shareholders are the Funds or RIF funds of funds, each Fund will vote pursuant to the recommendation of the Proxy Administrator (as defined below).
RIM, as the Trust’s investment adviser, is primarily responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds and Underlying Funds may be invested. RIM has established an Active Ownership Committee (“Committee”) and has adopted written Proxy Voting Policies and Procedures and an Engagement Policy (together, the “P&P”) and written proxy voting guidelines (“Guidelines”). RIM has also hired a third-party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. The Proxy Administrator utilizes an automated platform that collects and documents RIM’s voting decisions and interfaces directly with the tabulator of each proxy vote to help ensure timely and accurate votes on the matters being voted. The automated platform is not a substitute for RIM’s judgment or discretion; RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting and maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Funds and Underlying Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds or Underlying Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making proxy voting recommendations to RIM. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. RIM, through the Committee, constructs the Guidelines based on its assessment of each matter covered by the Guidelines. This assessment may take into account or adopt pertinent third-party research, including research provided by the Proxy Administrator. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
Matters that are not covered in the Guidelines or that the Committee determines to be more appropriately examined on a case-by-case basis are voted by the Committee. Regardless of whether a matter is voted pursuant to the Guidelines or by the Committee, RIM, through the Committee, exercises its proxy voting authority in the best interests of the Funds or Underlying Funds based on its analysis of relevant facts and circumstances; pertinent internal and third party research; reasonably available subsequent information; applicable law and regulation; as well as certain best practices.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request by contacting the Funds at 1-800-787-7354, at https://connect.rightprospectus.com/russellinvestments and on the SEC’s website at http://www.sec.gov. Please refer to Appendix B at the end of this SAI for the Guidelines effective March 1, 2026. Current Guidelines are available, without charge, at https://russellinvestments.com.
FORUM FOR ADJUDICATION OF DISPUTES.
The RIC Bylaws provide that, unless RIC consents to the selection of an alternative forum, the sole and exclusive forum for any claims, suits, actions or proceedings (except for any claims, suits, actions or proceedings arising under the Securities Act of 1933) relating to: (i) any action to assert a claim arising pursuant to RIC’s Master Trust Agreement or the Bylaws, (ii) any action regarding the duties (including fiduciary duties), obligations or liabilities of the Trustees, officers, or other employees of RIC to RIC or RIC’s shareholders or each other, (iii) any action regarding the rights or powers of, or restrictions on, RIC, the officers, the Trustees or the shareholders, (iv) any action pertaining to the laws of the Commonwealth of Massachusetts
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pertaining to RIC, or (v) any action relating to any other instrument, document, agreement or certificate contemplated by the RIC Master Trust Agreement or the Bylaws relating in any way to RIC, shall be the Business Litigation Section of the Superior Court of the Commonwealth of Massachusetts or, if such court does not have subject matter jurisdiction thereof, any other court in the Commonwealth of Massachusetts with subject matter jurisdiction (each, a “Covered Action”). The Bylaws further provide that if any Covered Action is filed in a court other than the relevant court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the relevant court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by mailing, certified mail, return receipt requested, a copy thereof to such shareholder at the address in effect for notices under the Bylaws.
BROKERAGE ALLOCATIONS.
The selection of a broker or dealer to execute portfolio transactions for an Underlying Fund is made by either RIM or the money manager  of the Underlying Fund. RIC's arrangements with RIM and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the depth of market in a security or breadth of market access, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's Board-approved policies and procedures.
Substantially all of the equity transactions that RIM effects for the Underlying Funds are executed through Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of RIM.  This presents a conflict of interest because RIIS generates revenue from executing equity transactions for the Underlying Funds, which is a financial incentive for RIM to favor the ongoing selection of RIIS for execution of the Underlying Funds’ equity transactions. To oversee its use of RIIS to execute equity transactions for the Underlying Funds, RIM reviews third-party reports regarding RIIS’ trade execution quality and commission rates relative to commission rates for comparable services. RIIS uses a multi-venue trade approach whereby RIIS trades through its network of independent venues, including third-party brokers for clearing and settlement services, to which RIIS pays a portion of its commission.
Subject to its best execution obligations, RIM effects a portion of its equity transactions for certain Underlying Funds through Capital Institutional Services, Inc. (“CAPIS”) to generate commission rebates to the Underlying Funds on whose behalf the trades were made. Under this arrangement, CAPIS and/or its correspondent brokers retain a portion of the commission as payment for execution costs related to trade processing, clearing and settlement. CAPIS also retains a fee for administration of the program. The remainder is returned to the specific Underlying Fund that paid the commissions, resulting in a net reduction in Underlying Fund trading-related expenses.
Fixed income portfolio transactions that RIM effects for the Underlying Funds are primarily executed directly in the over-the-counter markets. In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
A money manager may effect portfolio transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with an Underlying Fund, the money manager or RIM, including RIIS, as well as with brokers affiliated with other money managers.
A discretionary money manager may effect transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer for the purposes of generating research services for the money manager’s use. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to the money manager may benefit the particular Underlying Fund generating the trading activity and may also benefit other fund accounts managed by the money manager or its affiliates. A money manager using Underlying Fund trading to obtain research services for their use, may only do so if, including the value of the research services, the Underlying Fund will receive best execution. RIM does not effect trades to obtain research services.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended October 31, 2025, 2024 and 2023, the Funds did not pay any brokerage commissions.
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The Funds did not have any affiliated brokerage transactions (relating to trading activity) during the fiscal years ended October 31, 2025, 2024 and 2023.
During the Funds’ fiscal year ended October 31, 2025, the Funds did not purchase securities issued by regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act.
For information regarding brokerage commissions and activities for the Underlying Funds, please see the Underlying Funds’ SAI.
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Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds’ investment objectives are set forth in their Prospectus.
INVESTMENT RESTRICTIONS.
Each Fund is subject to the following fundamental investment restrictions. For information regarding the fundamental investment restrictions of the Underlying Funds, please see the Underlying Funds' SAI.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.
Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
Because of their investment objectives and policies, investments of the Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Fund's investment policies set forth in the Fund’s respective Prospectus, each of the Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Fund may invest (other than the Global Real Estate Securities Fund) will not purchase securities if, as a result of such purchase, the Underlying Fund’s investments would be concentrated within the meaning of the 1940 Act.
The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2.
Purchase or sell real estate; provided that a Fund may invest in the Global Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.
Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
4.
Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.
Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.
Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.
Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
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With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries.
With regard to investment restriction 1, above, the statement that the Funds will be concentrated in the mutual fund industry means that the Funds will principally invest in shares of other mutual funds. In accordance with each Fund's investment program as set forth in the applicable Prospectus, a Fund may invest more than 25% of its assets in any one Underlying Fund.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
Each Fund will also not be concentrated, within the meaning of the 1940 Act, in securities of issuers of a particular industry or group of industries, if the portfolio securities of the Underlying Funds were deemed to be owned directly by the Fund rather than the Underlying Fund.
With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1∕3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
The Funds do not invest in repurchase agreements.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, the Funds may borrow for temporary or emergency purposes. Each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1∕3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1∕3%) of its assets. The Funds have entered into a line of credit with one or more lenders to be utilized solely for temporary or emergency purposes as contemplated by the 1940 Act including, without limitation, funding shareholder redemptions.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
For the Underlying Funds’ investment restrictions, please see the Underlying Funds’ SAI.
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INVESTMENT POLICIES.
The investment objective and principal investment strategies for each of the Funds are provided in their Prospectus. The investment objective and principal investment strategies for each Underlying Fund are provided in their respective Prospectuses. The following discussion describes certain investment strategies that the Underlying Funds may pursue and certain types of instruments in which the Underlying Funds may invest. The Underlying Funds may not invest in all of the instruments listed below. The Underlying Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIM or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Underlying Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The Multifactor U.S. Equity, U.S. Strategic Equity, U.S. Small Cap Equity, Multifactor International Equity, Global Equity, Emerging Markets, Global Infrastructure and Global Real Estate Securities Funds are referred to collectively as the “Underlying Equity Funds.”
The Opportunistic Credit, Long Duration Bond, Strategic Bond, Investment Grade Bond and Short Duration Bond Funds are referred to collectively as the “Underlying Fixed Income Funds.”
The Multi-Strategy Income and the Multi-Asset Strategy Funds are each considered both an “Underlying Equity Fund” and an “Underlying Fixed Income Fund.”
INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS.
Each Underlying Fund’s principal investment strategies and the related risks are described in the relevant Underlying Fund’s Prospectus. The following discussion provides additional information regarding the Underlying Funds’ investment strategies and risks, as well as information regarding non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the relevant Underlying Fund’s Prospectus, is a non-principal strategy and risk of the Underlying Fund.
Cash Reserves and Being Fully Invested. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect an Underlying Fund’s performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Underlying Funds, like any mutual fund, maintain cash reserves. RIM may increase or decrease the Underlying Fund’s cash reserves to seek to achieve the desired exposures for the Underlying Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An Underlying Fund may hold additional cash in connection with its investment strategy.
The Underlying Funds usually, but not always, expose all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange-traded fixed-income futures contracts, forwards, swaps and to be announced securities. This is intended to cause the Underlying Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Underlying Fund’s benchmark(s) and RIM may use the cash equitization process to manage Underlying Fund exposures. RIM may not equitize all or a portion of the Underlying Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale.
RIM invests any remaining cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”).  In addition, for the Investment Grade Bond, Strategic Bond, Short Duration Bond and Multi-Asset Strategy Funds, any remaining cash may also be invested in fixed income securities with an average portfolio duration of one year and individual effective maturities of up to five years for the  Investment Grade Bond, Strategic Bond and Multi-Asset Strategy Funds, and average portfolio duration of approximately two years and individual effective maturities of up to six years for the Short Duration Bond Fund, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the Cash Management Fund. RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
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The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Hedging Strategies. Financial futures contracts may be used by the Underlying Funds during or in anticipation of adverse market events such as interest rate changes for the Underlying Fixed Income Funds or declining equity prices for the Underlying Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in an Underlying Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Underlying Fund's securities by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.
The Underlying Equity Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting the Underlying Fund's hedging strategy. Position limits may constrain an Underlying Fund from being able to enter into hedging transactions.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Illiquid and Restricted Securities. No more than 15% of an Underlying Fund's net assets will be invested in certain investments, including repurchase agreements of more than seven days' duration, that are deemed to be “illiquid” as defined in Rule 22e-4 under the 1940 Act. This limitation is applied at the time of purchase. An investment is generally deemed to be illiquid if it is not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. An Underlying Fund may not be able to sell an illiquid or less liquid investment quickly and at a fair price, which could cause the Underlying Fund to realize losses on the investment if the investment is sold at a price lower than that at which it had been valued. An illiquid investment may also have large price volatility.
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. An Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and
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meet redemption requests. In addition, certain rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) include mandatory margin requirements that require the Underlying Funds to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Underlying Funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Underlying Funds and impose added operational complexity. The Underlying Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, certain Underlying Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Underlying Fund is made prior to the Underlying Fund’s receipt of cash payment therefor or the Underlying Fund’s payment of cash for portfolio securities occurs prior to the Underlying Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to an Underlying Fund if the other party to the “free trade” transaction fails to complete the transaction after an Underlying Fund has tendered cash payment or securities, as the case may be.
There can be no assurance that a when-issued security will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by an Underlying Fund to purchase the securities. An Underlying Fund will lose money if the value of the when-issued security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period. If deemed advisable as a matter of investment strategy, an Underlying Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. Regulations of prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as an Underlying Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. These regulations and any potential future regulation by prudential regulators could adversely affect an Underlying Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.
Investment Company Securities and Pooled Investment Vehicles. The Underlying Funds may invest in securities of other open-end or closed-end investment companies. If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Underlying Fund’s expenses (including operating expenses and the advisory fee paid by the Underlying Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Underlying Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Underlying Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. An “index-based ETF” seeks to track the performance of an index, such as the S&P 500®, the Nasdaq 100, the ICE BofA 1-3 Year U.S. Treasury Index or the Bloomberg Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an index-based ETF will give an Underlying Fund exposure to the securities comprising the index on which the ETF is based, and the Underlying Fund will gain or lose value depending on the performance of the index. An “actively-managed ETF” invests in securities based on an adviser’s investment strategy. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if an Underlying Fund invests in an ETF, an investor in the Underlying Fund will indirectly bear the fees and expenses of the underlying ETF.
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Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Underlying Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Underlying Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by an Underlying Fund trades at a discount to net asset value, the Underlying Fund could lose money even if the securities in which the ETF invests go up in value.
Short Sales. The U.S. Strategic Equity and U.S. Small Cap Equity Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. An Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund must return the borrowed security. An Underlying Fund will realize a gain if the security declines in price between those dates. Short sales expose an Underlying Fund to the risk of liability for the fair value of the security that is sold (the amount of which increases as the fair value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Short sales are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
Although an Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When an Underlying Fund makes a short sale, the Underlying Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent an Underlying Fund uses the proceeds it receives from short sales to purchase other securities, the risks associated with the short sales, including leverage risks, may be heightened, because doing so increases the exposure of the Underlying Fund to the markets and therefore could magnify changes to the Underlying Fund’s NAV.
The U.S. Strategic Equity Fund and U.S. Small Cap Equity Fund currently engage in short sale transactions that are effected through State Street but reserve the right to engage in short sale transactions through one or more other counterparties. For short sale transactions effected through State Street, the Underlying Funds typically expect to collateralize short sale transactions through the Underlying Funds' reciprocal lending activity with State Street. (i.e., short sale transactions are collateralized by securities loaned to State Street for purposes of securities lending activities). The Underlying Funds may also deliver cash to State Street for purposes of collateralizing their short sales transactions or “memo pledge” securities as collateral, whereby assets are designated as collateral by State Street on State Street's books but remain in an Underlying Fund’s custody account. Similar to the risks generally applicable to securities lending arrangements, participation in the reciprocal lending program subjects the Underlying Funds to the risk that State Street could fail to return a security lent to it by an Underlying Fund, or fail to return the Underlying Fund’s cash collateral, a risk which would increase with any decline in State Street’s credit profile. However, the impact of State Street’s failure to return a security lent to it by an Underlying Fund or, failure to return an Underlying Fund’s cash collateral, would be mitigated by the Underlying Fund’s right under such circumstances to decline to return the securities the Underlying Fund initially borrowed from State Street with respect to its short sale transactions. This risk may be heightened during periods of market stress and volatility, particularly if the type of collateral provided is different than the type of security borrowed (e.g., cash is provided as collateral for a loan of an equity security). To the extent necessary to meet collateral requirements associated with a short sale transaction involving a counterparty other than State Street, the Underlying Funds are required to pledge assets in a segregated account maintained by the Underlying Funds' custodian for the benefit of the broker. The Underlying Funds may also use securities they own to meet any such collateral obligations. These requirements may result in the Underlying Funds being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in the Underlying Funds needing to sell holdings at a disadvantageous time to satisfy their obligations.
If the Underlying Funds' prime broker fails to make or take delivery of a security as part of a short sale transaction, or fails to make a cash settlement payment, the settlement of the transaction may be delayed and the Underlying Fund may lose money.
Short Positions. The Global Equity Fund may employ long-short strategies pursuant to which the Underlying Fund gains exposure to a portfolio of long and short equity securities through derivative positions. The Underlying Fund will incur a loss as a result of a short position if the price of the shorted security increases over the tenor of the short position. The Underlying
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Fund will realize a gain if the security declines in price during that time. Short positions expose the Underlying Fund to the risk of liability for the fair value of the shorted security (the amount of which increases as the fair value of the underlying security increases), in addition to any related interest payments or other fees associated with the derivative position. Short positions are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk. For additional information regarding the risks of derivatives, please see the section titled “Other Financial Instruments Including Derivatives” below.
Although the Underlying Fund’s potential for gain as a result of a short position is limited to the price at which it established the short position less the associated costs, its potential for loss is theoretically unlimited because there is no limit to the potential increase in the price of the security over the tenor of the short position. When the Underlying Fund takes a short position, the Underlying Fund may use all or a portion of the proceeds of the short position to purchase or take long positions in other securities or for any other permissible Underlying Fund purpose. To the extent the Underlying Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Underlying Fund to the markets and therefore could magnify changes to the Underlying Fund’s NAV.
If the Underlying Fund’s counterparty to its long-short equity strategy fails to honor its contract terms, the Underlying Fund may lose money.
Short Sales “Against the Box.” The U.S. Strategic Equity, U.S. Small Cap Equity and Global Equity Funds may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that an Underlying Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short or shorted via derivatives. Not more than 10% of an Underlying Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Underlying Funds do not intend to engage in short sales against the box for investment purposes. An Underlying Fund may, however, make a short sale  or short a security via derivatives as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund (or a security convertible or exchangeable for such security). In such case, any future losses in an Underlying Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short or shorted via derivatives relative to the amount an Underlying Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Underlying Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. Short sales “against the box” are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, counterparty risk, operational risk and legal risk.
Foreign Securities.
Investment in Foreign Securities. The Underlying Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting, financial reporting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Underlying Fund may tend to have a greater exposure to liquidity risk.
Investment in foreign countries may also be affected by a country’s political climate which could result in regulatory restrictions, including restrictions on transacting in certain foreign securities (“restricted securities”), being contemplated or imposed in the U.S. or in the foreign country that could have a material adverse effect on an Underlying Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Geopolitical developments, including regional and global conflict, in certain countries in which an Underlying Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom’s exit from the European Union, or Brexit, resulted in market volatility and caused additional market disruption on a global basis. To the extent that an Underlying Fund
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is unable to transact in a restricted security on a U.S. exchange, the Underlying Fund will have to seek other markets in which to transact in such securities which could increase the Underlying Fund’s costs. In addition, to the extent that an Underlying Fund holds a restricted security, one or more Underlying Fund intermediaries may decline to process customer orders with respect to such Underlying Fund unless and until certain representations are made by RIC and/or RIM or the restricted holding(s) are divested.  Certain restricted securities may have less liquidity as a result of such designation and the market price of such security may decline and an Underlying Fund may incur a loss as a result.
Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate an Underlying Fund’s ability to purchase or sell securities or groups of securities (in the sanctioned country and other markets), and thus may make the Underlying Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Underlying Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Underlying Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Underlying Fund.
Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying Fund. Securities held by an Underlying Fund which are denominated in U.S. dollars are still subject to currency risk.
Investment in Emerging Markets. Certain Underlying Equity Funds may invest in emerging markets stocks. The Underlying Fixed Income Funds may also invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which are believed to be suitable investments for the Underlying Funds. As a general rule, the Underlying Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In general, this can be expected to result in less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that an Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Underlying Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. In addition, there is the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by audit firms in emerging market countries – such as the People’s Republic of China – and, therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Underlying Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Furthermore, U.S. regulatory authorities’
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ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited. Because the Underlying Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in frontier markets are generally subject to all of the risks of investments in non-U.S. and emerging markets securities, but to a heightened degree. Because frontier markets are among the smallest, least developed, least liquid, and most volatile of the emerging markets, investments in frontier markets are generally subject to a greater risk of loss than investments in developed or traditional emerging markets. Many frontier market countries operate with relatively new and unsettled securities laws and are heavily dependent on commodities, foreign trade and/or foreign aid. Compared to developed and traditional emerging market countries, frontier market countries typically have less political and economic stability, face greater risk of a market shutdown, and impose greater governmental restrictions on foreign investments.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor.
Investments in the People’s Republic of China. Certain Underlying Funds may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Underlying Funds’ Prospectus. Investing in securities and instruments economically tied to the PRC subjects an Underlying Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect an Underlying Fund’s investments in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on an Underlying Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Underlying Funds. In addition, it is possible that the continuation or worsening of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on an Underlying Fund’s
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ability to invest in accordance with its investment policies and/or achieve its investment objective. In November 2020, the President of the United States issued an executive order (“CCMC Order”) prohibiting US persons, including the Underlying Funds, from transacting in securities of any Chinese company identified by the Secretary of Defense as a “Communist Chinese military company” (“CCMC”) or in instruments that are derivative of, or are designed to provide investment exposure to, prohibited CCMC securities. The CCMC order was amended in June 2021 when the President of the United States issued an executive order (“CMIC Order”) prohibiting US persons, including the fund, from purchasing or selling publicly traded securities (including publicly traded securities that are derivative of, or are designed to provide exposure to, such securities) of any Chinese company identified as a Chinese Military Industrial Complex Company (“CMIC”). This prohibition expands on the CCMC order. To the extent that an Underlying Fund holds securities of a Chinese issuer and the issuer of an Underlying Fund portfolio holding is deemed to be a CMIC, it may have a material adverse effect on the Underlying Fund’s ability to pursue its investment objective and/or strategy. To the extent that an Underlying Fund currently transacts in securities of a foreign company on a U.S. exchange but is unable to do so in the future, the Underlying Fund will have to seek other markets in which to transact in such securities which could increase the Underlying Fund’s costs. In addition, to the extent that an Underlying Fund holds a security of a CMIC, one or more Underlying Fund intermediaries may decline to process customer orders with respect to such Underlying Fund unless and until certain representations are made by the Trust and/or RIM or the CMIC holding(s) are divested. Certain CMIC securities may have less liquidity as a result of such designation and the market price of such CMIC may decline and an Underlying Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.
Investing through Stock Connect. Certain Underlying Equity Funds may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
However, a number of restrictions apply to Stock Connect trading that could affect an Underlying Equity Fund's investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude an Underlying Equity Fund's ability to invest in Stock Connect Securities.
Investing through Bond Connect. Certain Underlying Fixed Income Funds may invest in certain eligible securities (“Bond Connect Securities”) that are listed and traded through China’s Bond Connect Program (“Bond Connect”) which allows non-Chinese investors (such as the Underlying Fixed Income Funds) to purchase certain fixed-income investments available from China’s interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when an Underlying Fixed Income Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect Securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect Securities on behalf of ultimate investors (such as the Underlying Fixed Income Funds) via accounts maintained with China’s two fixed-income securities clearinghouses. While the ultimate investor may hold beneficial interest in Bond Connect Securities, courts in China have limited experience in applying the concept of beneficial ownership. Additionally, an Underlying Fixed Income Fund may not be able to participate in corporate actions affecting Bond Connect Securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.
Investing through Variable Interest Entities. Certain Underlying Funds may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities (“VIEs”). Due to PRC governmental restrictions on non-PRC ownership of companies in certain industries in the PRC, certain PRC companies have used VIEs to
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facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the PRC operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-PRC investors such as an Underlying Fund. This arrangement allows non-PRC investors in the offshore company to obtain economic exposure without direct equity ownership in the PRC company.
Although VIEs are a longstanding industry practice and well known to officials and regulators in the PRC, VIEs are not formally recognized under PRC law. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, the Trial Measures are not an endorsement of VIE structures by the PRC. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact an Underlying Fund’s performance. There is also uncertainty related to the PRC’s taxation of VIEs and the PRC tax authorities may take positions which may result in increased tax liabilities for VIEs.
Investments in Saudi Arabia. Certain Underlying Funds may invest in securities and instruments of Saudi Arabian issuers. These issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy.
The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and/or the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. The Underlying Funds are also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect an Underlying Fund. An Underlying Fund may be unable to obtain or maintain the required licenses, which would affect the Underlying Fund’s ability to buy and sell securities at full value. Additionally, an Underlying Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact an Underlying Fund.
An Underlying Fund's ability to invest in Saudi Arabian securities depends on the ability of RIM, a money manager and/or the Underlying Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, an Underlying Fund as a client of a QFI who has been approved by
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the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of RIM, a money manager or an Underlying Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Underlying Fund.
An Underlying Fund is required to use a trading account to buy and sell securities in Saudi Arabia. Under the Independent Custody Model (“ICM”), securities are under the control of the local custodian, while assets are held within a trading account at the Saudi Arabian depository and would be recoverable in the event of the bankruptcy of the local custodian. When an Underlying Fund utilizes the ICM approach, the Underlying Fund relies on a local broker’s instruction to authorize transactions in Saudi Arabian securities. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by a manual affirmation process conducted by the local custodian, which validates an Underlying Fund’s settlement instructions with the local broker’s instructions and the transaction report from the depository. Additionally, instructions may only be given by an Underlying Fund’s authorized brokers and these brokers are unable to view the holdings within an Underlying Fund’s trading account.
Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of an Underlying Fund’s investments.
Privatizations. The Multi-Strategy Income and Multi-Asset Strategy Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Underlying Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). Certain Underlying Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
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Equity Linked Notes. Certain Underlying Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
Foreign Currency Exchange. Since the Underlying Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Underlying Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Underlying Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Underlying Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Underlying Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Underlying Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Equity Securities.
Common Stocks. The Underlying Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Underlying Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index.
Investments in securities of medium capitalization companies are subject to the risks of common stocks. However, investments in medium capitalization companies may involve greater risks than those associated with larger, more established companies. Securities of such issuers may be thinly traded, and thus, difficult to buy and sell in the market. These companies often have narrower markets, more limited operating or business history, more limited product lines, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure and bankruptcy, which could increase the volatility of an Underlying Fund's portfolio.
Investments in securities of small capitalization companies are subject to the risks of common stocks, including the risks of investing in securities of medium capitalization companies. However, investments in small capitalization companies may involve greater risks, as, generally, the smaller the company size, the greater these risks.
Investments in securities of micro capitalization companies and companies with capitalizations smaller than the Russell 2000® Index are subject to the risks of common stocks, including the risks of investing in securities of medium and small capitalization companies. However, investments in such companies may involve greater risks, as, generally, the smaller the company size, the greater these risks. In addition, micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index may be newly formed with more limited track records and less publicly available information.
Preferred Stocks. The Underlying Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks
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carry many of the same risks as investments in common stocks and debt securities, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.
Initial Public Offering Stocks. The Underlying Funds may invest in initial public offering (“IPO”) stocks. Investments in IPO stocks expose an Underlying Fund to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Although investments in IPO stocks may have had a positive impact on an Underlying Fund’s performance in the past, there can be no assurance that an Underlying Fund will identify favorable IPO investment opportunities in the future. The purchase of IPO stock may involve high transaction costs. IPO stocks are also subject to liquidity risk.
Convertible Securities. The Underlying Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. In connection with their investments in convertible securities, the Underlying Fixed Income Funds may invest in equity-related derivatives for hedging purposes.
The Underlying Funds may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, an Underlying Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of an Underlying Fund, hence worsening the Underlying Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. Under certain circumstances, contingent convertible securities may be subject to an automatic write-down of the principal amount or value of the securities, sometimes to zero and thereby cancelling the securities. If such an event occurs, an Underlying Fund could lose the entire value of its investment in the securities even if the issuer remains in business and may not have any rights to repayment of the principal amount of the securities that has not become due.
Rights and Warrants. The Underlying Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Securities. The Underlying Equity Funds may invest in real estate securities.  Just as real estate values go up and down, the value of the securities of real estate companies in which an Underlying Fund invests also fluctuates. An Underlying Fund that invests in real estate securities is also indirectly subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses, environmental damage and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.
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Real Estate Investment Trusts or “REITs.” The Underlying Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Underlying Fund’s investments in REITs will consist of securities issued by equity REITs.
An Underlying Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through an Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund.
Depositary Receipts. The Underlying Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund’s investment policies, the Underlying Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Underlying Funds may invest in sponsored and unsponsored ADRs.
Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market
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conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing an Underlying Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.
“Special Situation” Companies. The Equity Underlying Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Underlying Funds believe, however, that if RIM or the money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Underlying Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Master Limited Partnerships (“MLPs”). The Underlying Equity Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Any return of capital distributions received from an MLP equity security may require an Underlying Fund to restate the character of distributions made by the Underlying Fund as well as amend any previously issued shareholder tax reporting information.
Debt Instruments and Money Market Instruments.
To the extent an Underlying Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. Fluctuations in interest rates may have unpredictable effects on markets, may result in heightened market volatility and may increase an Underlying Fund’s exposure to risks associated with such interest rates. An Underlying Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Underlying Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”)). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Underlying Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Underlying Funds may purchase U.S. government obligations on a forward commitment basis.
The Underlying Fixed Income Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
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STRIPS. The Underlying Fixed Income Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Underlying Fixed Income Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which an Underlying Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by an Underlying Fund and is unrelated to the interest rate on the security. The securities acquired by an Underlying Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Underlying Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” an Underlying Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, an Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by an Underlying Fund and not within its control and therefore the realization by the Underlying Fund on such collateral may be automatically stayed. It is possible that an Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty.
The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.
The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.
Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in each Underlying Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Underlying Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements.
Reverse Repurchase Agreements and Dollar Rolls. The Underlying Fixed Income Funds may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Reverse repurchase agreements are generally subject to a number of risks such as leverage risk, liquidity risk, operational risk and legal risk (i.e., the risk of insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract). Reverse repurchase agreements are also subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by the Underlying Fund declines below the repurchase price.
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The Underlying Fixed Income Funds may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, an Underlying Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. Dollar rolls are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on an Underlying Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an Underlying Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Underlying Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Underlying Fixed Income Funds and the Global Infrastructure Fund may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. An Underlying Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Underlying Fixed Income Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Underlying Fixed Income Funds may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Underlying Fixed Income Funds may invest in include the securities described below.
Agency Mortgage-Backed Securities. Certain MBS may be issued or guaranteed by the U.S. government or a government-sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government-sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment. Since 2008, Fannie Mae and Freddie Mac have been operating under Federal Housing Finance Administration (“FHFA”) conservatorship and are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. The FHFA has made public statements regarding plans
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to consider ending the conservatorships. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how their respective capital structures would be constructed and what impact, if any, there would be on Fannie Mae’s or Freddie Mac’s creditworthiness and guarantees of certain mortgage-backed securities. Should the conservatorships end, there could be an adverse impact on the value of Fannie Mae or Freddie Mac securities, which could cause losses to an Underlying Fund.
Privately-Issued Mortgage-Backed Securities. MBS held by an Underlying Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Reverse Mortgages. Certain Underlying Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the FNMA, a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of property owners to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Investments in CMBS are also subject to the risks of asset-backed securities generally and may be particularly sensitive to prepayment and extension risks. CMBS securities may be less liquid and exhibit greater price volatility than other types of asset-backed securities. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as for remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments.
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Collateralized Mortgage Obligations. Certain Underlying Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, an Underlying Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which an Underlying Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. Certain Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments
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(including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Underlying Fund's ability to buy or sell those securities at any particular time.
Covered Bonds. Certain Underlying Funds may invest in covered bonds, which are debt instruments issued by banks or other financial institutions that are backed by both the issuing financial institution and a segregated pool of financial assets (a “cover pool”), typically comprised of residential or commercial mortgage loans or loans to public sector institutions. The cover pool, typically maintained by the issuing financial institution, is designed to pay covered bond holders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay amounts owing in respect of the bonds, bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution. Market practice surrounding the maintenance of a cover pool, including custody arrangements, varies based on the jurisdiction in which the covered bonds are issued. Certain jurisdictions may afford lesser protections regarding the amount cover pools are required to maintain or the manner in which such assets are held. The value of a covered bond is affected by factors similar to other types of mortgage-backed securities, and a covered bond may lose value if the credit rating of the issuing financial institution is downgraded or the quality of the assets in the cover pool deteriorates.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. An Underlying Fund may enter into TBA commitments to purchase securities and/or enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. An Underlying Fund may also purchase or sell an option to buy or sell a TBA sale commitment. When an Underlying Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the Underlying Fund may or may not hold the types of mortgage-backed securities required to be delivered. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by an Underlying Fund.
Risk Factors. The value of an Underlying Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, an Underlying Fund has exposure to prime loans, subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to prime, subprime, Alt-A and non-conforming mortgage loans may be susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
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MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time the Underlying Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the FNMA) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the MBS in which certain Underlying Funds may invest. Mortgage loans backing non-agency MBS are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on MBS generally.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Adverse changes in market conditions and the regulatory climate may reduce the cash flow which an Underlying Fund, to the extent it invests in MBS or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for MBS and other asset-backed securities widen following the purchase of such assets by an Underlying Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for MBS and other asset-backed securities and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for MBS and other asset-backed securities. As a result, the liquidity and/or the market value of any MBS or asset-backed securities that are owned by an Underlying Fund may experience declines after they are purchased by an Underlying Fund.
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Asset-backed securities may include MBS, loans, receivables or other assets. The value of an Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, relatively less liquid than other investments and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs’ assets in finance companies, an Underlying Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Underlying Fund.
Collateralized Loan Obligations. The Underlying Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities
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will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Underlying Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities may be considered illiquid investments in the event there is no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Underlying Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. These commitments may require an Underlying Fund to increase its investment in a company at a time when that Underlying Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to an Underlying Fund, a reduction in the value of the loan and a potential decrease in an Underlying Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, an Underlying Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, an Underlying Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, an Underlying Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, an Underlying Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. An Underlying Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Underlying Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Underlying Fund relies on RIM's and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, an Underlying Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet an Underlying Fund’s redemption obligations for a period after the sale of the loans, and, as a result, an Underlying Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
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Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to an Underlying Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate an Underlying Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As an Underlying Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts.
An Underlying Fund's investment in “leveraged loans” may include an investment in “covenant lite” loans. Covenant lite loans, the terms and conditions of which may vary by instrument, may contain fewer or less restrictive financial maintenance covenants or restrictions compared to other loans that might otherwise enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, an Underlying Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or debt securities with more restrictive covenants, which may result in losses to the Underlying Fund. In addition, covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. In addition to operational covenants, loans and other debt obligations often contain financial covenants which require a borrower to satisfy certain financial tests at periodic intervals or to maintain compliance with certain financial metrics. The Underlying Funds are exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations may be illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Credit Linked Notes, Credit Options and Similar Instruments. The Underlying Fixed Income Funds may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Underlying Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Yankee Bonds. The Underlying Fixed Income Funds may invest in Yankee Bonds. Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
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Bank Obligations. The Underlying Fixed Income Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. In addition, the Underlying Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. An adverse development in the banking industry may affect the value of an Underlying Fund’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments. The specific effects of such developments are not yet fully known.
ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. This complicates efforts to analyze these securities and may increase the possibility that a non-U.S. bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.
High Yield Bonds. The Underlying Funds, except the Investment Grade Bond Fund, may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are relatively less liquid than higher rated securities. As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default, which could result in a loss to an Underlying Fund.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, an Underlying Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
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Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Underlying Fund was investing only in investment grade securities.
Distressed Securities. The Underlying Funds, except the Investment Grade Bond Fund, may invest in debt securities that are the subject of bankruptcy proceedings, in default as to the payment of principal or interest, or rated in the lowest rating category by an NRSRO (“distressed securities”). Investments in distressed securities may be considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including the increased possibility that adverse business, financial or economic conditions will cause the issuer to default or initiate insolvency proceedings. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers, and the degree of risk associated with particular distressed securities may be difficult or impossible to determine. Distressed securities may also be illiquid, difficult to value and experience extreme price volatility. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, an Underlying Fund may lose all of its investment in the distressed security, or it may be required to accept cash or securities with a value less than an Underlying Fund's original investment.
Lowest Rated Investment Grade Securities. The Underlying Funds may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
Auction Market and Remarketed Preferred Stock. The Underlying Fixed Income Funds may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third-party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The Underlying Fixed Income Funds may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the
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federal individual “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by an Underlying Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Event-Linked Bonds. The Multi-Strategy Income and Multi-Asset Strategy Funds may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Underlying Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose an Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and an Underlying Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Underlying Fixed Income Funds' investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of the loan. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality or securities that pay interest in cash.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of PIK securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may, even if accounting conditions are met, obtain no return at all on its investment. PIK securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, an Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual and in the event that accrued income is not realized, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. As a result, an Underlying Fund may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If an Underlying Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
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Municipal Debt Instruments.
Economic downturns and budgetary constraints may make municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If an Underlying Fund holds securities that are affected by a city’s bankruptcy filing, the Underlying Fund's investments in those securities may lose value, which could cause the Underlying Fund's performance to decline.
Municipal Obligations and Bonds. The Underlying Fixed Income Funds may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds. Municipal bonds include:
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service and may be negatively affected by the general credit of the user of the facility.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on
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pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value. In the event an Underlying Fund sells a pre-refunded municipal bond prior to its maturity, the price received may be less than the bond’s original cost, depending on market conditions at the time of sale.
Municipal obligations are subject to interest rate, credit and illiquidity risk and are affected by economic, business and political developments. Lower rated municipal obligations are subject to greater credit and market risk than higher quality municipal obligations. The value of these securities, or an issuer’s ability to make payments, may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. Timely payments by issuers of industrial development bonds are dependent on the money earned by the particular facility or amount of revenues from other sources, and may be negatively affected by the general credit of the user of the facility.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. In addition, the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. In addition, the current economic climate and the perceived increased likelihood of default among issuers of municipal bonds has resulted in increased illiquidity, increased price volatility and credit downgrades of such issuers. A lack of information regarding certain issuers may make their municipal securities more difficult to assess. Additionally, uncertainties in the municipal securities market could negatively affect an Underlying Fund's net asset value and/or the distributions paid by an Underlying Fund. Certain municipal obligations in which an Underlying Fund invests may pay interest that is subject to the alternative minimum tax.
To be tax exempt, municipal bonds must meet certain regulatory requirements. The failure of a municipal bond to meet these requirements may cause the interest received by an Underlying Fund from such bonds to be taxable. Interest on a municipal bond may be declared taxable after the issuance of the bond, and such a determination could be applied retroactively to the date of the issuance of the bond, causing a portion of prior distributions made by an Underlying Fund to be taxable to shareholders in the year of receipt. Additionally, income from municipal bonds may be declared taxable due to unfavorable changes in tax law, adverse interpretations by the IRS or noncompliant conduct of a bond issuer.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including an extended period of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In September 2017, Puerto Rico was hit by two successive hurricanes that caused severe damage to Puerto Rico’s infrastructure. Additionally, Puerto Rico experienced significant political instability in 2019. Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. From 2017-2022, the Commonwealth, its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees' Retirement System, Public Buildings Authority, and Aqueduct and Sewer Authority, were subject to the equivalent of municipal bankruptcy proceedings, known as “PROMESA” cases. During those proceedings, these municipal entities were unable to issue new municipal securities or repay existing municipal debt. At this time, Puerto
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Rico's Electric Power Authority (“PREPA”) remains in such proceedings and subject to such restrictions. Moreover, the validity of PREPA's debt instruments (and thus whether the holders are entitled to any recovery at all) has been called into question and may be litigated as part of its PROMESA case. PROMESA is a novel federal law and many of its provisions have been disputed. Those agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the proceedings mentioned above. For these and other reasons, the timing and rate of recovery on municipal securities that have been or will be issued by the Commonwealth or any of its agencies are highly unpredictable. Further legislation by the U.S. Congress, or actions by the oversight board, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity or value of certain investments held by an Underlying Fund and could reduce an Underlying Fund’s performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, natural disasters, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insured municipal bonds typically receive a higher credit rating than uninsured municipal bonds, which means the issuer of the bond pays a lower interest rate. Insurance does not guarantee the price of the bond or the share price of an Underlying Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating, and conditions or changes to ratings criteria of municipal bonds could adversely impact the ratings of the insurer. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases, the insurance may provide little or no enhancement of credit or resale value to the municipal bond, and the bond rating will reflect the higher of the insurer rating or the rating of the underlying bond.
An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Underlying Fixed Income Funds may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (although the interest may be includable in taxable income for purposes of the alternative minimum tax). If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and an Underlying Fund may lose money. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
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Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by an Underlying Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives an Underlying Fund an undivided interest in the municipal obligation in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for an Underlying Fund. An Underlying Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Underlying Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Underlying Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by an Underlying Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. An Underlying Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. An Underlying Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Underlying Fund.
Puts, Stand-by Commitments and Demand Notes. The Underlying Fixed Income Funds may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Underlying Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Underlying Funds' credit quality requirements.
The Underlying Fixed Income Funds may also invest in demand notes and variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
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The Underlying Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Underlying Funds (usually not more than thirty days’ notice). The Underlying Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Underlying Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. In the event the seller is unable to honor a put or stand-by commitment for financial reasons, an Underlying Fund may be a general creditor of the seller. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Underlying Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. If there is a shortfall in the anticipated proceeds from demand notes, including variable rate demand notes, the notes may not be fully repaid and an Underlying Fund may lose money. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Underlying Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Underlying Fixed Income Funds may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate. Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities, which are securities whose interest rate bears an inverse relationship to the interest rate on another security, may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.
The Underlying Fixed Income Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Commercial Paper. The Underlying Fixed Income Funds may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Money Market Securities. The Underlying Fixed Income Funds may invest in money market securities. Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. An Underlying Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which require the imposition of liquidity fees unless certain exceptions apply. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.
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Asset-Backed Commercial Paper. The Underlying Fixed Income Funds may invest in asset-backed commercial paper. Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933.
Indexed Commercial Paper. The Underlying Fixed Income Funds may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Underlying Fixed Income Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of the entity issuing the enhancement, if contemporaneous with adverse changes in the enhanced security, could cause losses to an Underlying Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes an Underlying Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.
Funding Agreements. The Underlying Fixed Income Funds may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by an Underlying Fund may be regarded as illiquid and therefore will be subject to the Underlying Fund’s limitation on illiquid investments.
Other Financial Instruments Including Derivatives.
Options, Futures and Other Financial Instruments. The Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Underlying Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose an Underlying Fund to an obligation to another party.
Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
Options and Futures. The Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and write options on such futures contracts for hedging purposes or to effect investment transactions consistent with an Underlying Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Underlying Funds may also use those instruments, provided that their use is consistent with the Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Underlying Funds.
Options on Securities and Indexes. Each Underlying Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
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Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
An Underlying Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of an option (or a particular class or series of an option), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with an Underlying Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Underlying Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. An Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period or on a specified date or dates, for certain types of options. The writer of an option on a security has the obligation upon exercise of the option, to deliver the underlying security upon payment of the exercise price (in the case of a call), or to pay the exercise price upon delivery of the underlying security (in the case of a put). Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
An Underlying Fund, except for the Long Duration Bond, Multi-Strategy Income and Multi-Asset Strategy Funds, will write call and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Underlying Fund (a) owns the security underlying the call or purchases a call option on the same security or index where the purchased call is scheduled to settle before or at the same time as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Underlying Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margin on deposit. A written put option that is not legally required to cash settle is “covered” if the Underlying Fund (a) sells the underlying security short at a price at least equal to the strike
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price where the short sale is scheduled to settle before or at the same time as the written put option is written or (b) holds a put on the same security or index where the put held is scheduled to settle before or at the same time as the put written, and where the exercise price of the put held is (i) equal to or greater than the strike price of the put written, or (ii) less than the strike price of the put written, provided the difference is maintained by the Underlying Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Underlying Fund segregates liquid assets in an amount at least equal in value to the Underlying Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by an Underlying Fund expires out of the money, the Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss (long- or short-term depending on whether the Underlying Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, as noted above, an option may generally be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
An Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Underlying Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Underlying Fund. The premium received for an option written by an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. When an Underlying Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Underlying Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist if an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option (i.e., where an Underlying Fund holds the security underlying the option), an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
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If trading were suspended in an option purchased by an Underlying Fund, the Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Underlying Fund is covered by an option on the same index purchased by the Underlying Fund, movements in the index may result in a loss to the Underlying Fund; however, such losses may be mitigated by changes in the value of the Underlying Fund's securities during the period the option was outstanding.
Options on Foreign Currency. An Underlying Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with an Underlying Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. An Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, Secured Overnight Financing Rate (“SOFR”) futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, for example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. SOFR futures are typically dollar-denominated futures contracts or options on those contracts that are linked to SOFR, which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. In addition, foreign currency denominated instruments are available from time to time. SOFR futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An Underlying Fund might use SOFR futures contracts and options thereon to hedge against changes in SOFR, to which many interest rate swaps and fixed income instruments are linked.
An Underlying Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Underlying Fund's securities or the price of the securities which the Underlying Fund intends to purchase. In addition, an Underlying Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
An Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
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There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by an Underlying Fund, the Underlying Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Underlying Fund's futures commission merchant (“FCM”). The required initial margin may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited. Such requirements to deposit or maintain additional margin may be imposed at times when an Underlying Fund is unable to, or would face potential challenges in, meeting the additional margin requirement. Under these circumstances, an Underlying Fund could be required to, among other actions, reduce the Underlying Fund's exposure(s) giving rise to the additional margin requirement, sell or otherwise transfer other investments of the Underlying Fund to raise cash to satisfy the additional margin requirement, and/or hold cash on an ongoing basis – potentially at a disadvantageous time to the Underlying Fund – to satisfy the additional margin requirement. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits.
A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by an Underlying Fund, but is instead a settlement between the Underlying Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to-market its open futures positions.
An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital gain, or if it is less, the Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations on Use of Futures and Options on Futures Contracts. An Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.
The Underlying Funds are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non-“bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options on futures when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Underlying Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Underlying Fund's net assets, after taking into account unrealized profits and losses on those positions.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price
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movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Underlying Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Underlying Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Underlying Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Underlying Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Underlying Funds may write a call option or purchase a put option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Underlying Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Underlying Funds' investment objectives and strategies. The Underlying Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts to purchase or sell currency at a future date. A forward currency contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward currency contract may require an Underlying Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. The Underlying Funds may engage in forward contracts that involve transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Underlying Funds' portfolio
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securities are or are expected to be denominated. An Underlying Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of an Underlying Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. The Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the Underlying Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Underlying Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Underlying Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, an Underlying Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. An Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Underlying Funds.
The cost to an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of a forward foreign currency contract does not eliminate fluctuations in the price of the underlying securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. An Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the counterparty risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict an Underlying Fund's ability to hedge against the risk of devaluation of currencies in which the Underlying Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon special skills and experience with respect to such instruments and usually depends on the ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, an Underlying Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time an Underlying Fund is engaged in that strategy.
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An Underlying Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk associated with bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Swap Agreements and Swaptions. The Underlying Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out) with the Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. The Underlying Funds may also enter into swap agreements for investment purposes. When an Underlying Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Underlying Funds may enter into several different types of swap agreements, including total return (equity and/or index), interest rate, currency, credit default and recovery lock swaps. Total return swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. In a standard total return swap, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns may, for example, be an equity index value swapped with a floating rate plus or minus a pre-defined spread. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (e.g., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index). Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps may include index credit default swaps, which are contracts on baskets or indices of credit instruments, which may include tranches of CMBS. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The Underlying Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The Underlying Funds may also enter into these transactions as a substitute for holding securities directly. Under most swap agreements entered into by an Underlying Fund, the parties’ obligations are determined on a “net basis.” If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Underlying Funds may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The Underlying Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Underlying Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
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Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through an Underlying Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Underlying Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Underlying Funds or the ability of the Underlying Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Underlying Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Underlying Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted numerous rules and regulations implementing the provisions of the Dodd-Frank Act. It is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any Underlying Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Underlying Funds, will experience new and/or additional compliance burdens and associated costs. The Dodd-Frank Act and the rules may negatively impact an Underlying Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on an Underlying Fund or its Counterparties’ on-exchange and OTC trading may impact that Underlying Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing and margin, may increase the cost of an Underlying Fund's investments and cost of doing business, which could adversely affect investors. Similar to initial margin for futures contracts as discussed above, the required initial margin for cleared derivatives transactions may be modified during the term of the contract including, among other reasons, as a result of periods of significant market volatility which affect the value of the initial margin deposited.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. The CFTC’s adoption of new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and OTC transactions that are economically equivalent to the 25 specified contracts is a fairly new development. In addition, the CFTC also recently modified the bona fide hedging exemption for which certain swap dealers were previously eligible. This development could limit the amount of speculative OTC transaction capacity each swap dealer would have available for the Fund. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions. Position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Underlying Funds may invest. It is possible that positions held by an Underlying Fund may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of an Underlying Fund.
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Credit Default Swaps. The  Underlying Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow an Underlying Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. An Underlying Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that an Underlying Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, an Underlying Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, an Underlying Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject an Underlying Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, an Underlying Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Underlying Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Underlying Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, an Underlying Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Underlying Fund would be subject to investment exposure on the notional amount of the swap.
The Underlying Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case an Underlying Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Underlying Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where an Underlying Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Underlying Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
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Credit default swaps could result in losses if an Underlying Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if an Underlying Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and counterparty risk. An Underlying Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, an Underlying Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by an Underlying Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Underlying Fund. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.
If the creditworthiness of an Underlying Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Underlying Fund. To limit the counterparty risk involved in uncleared swap agreements, the Underlying Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Underlying Funds will be able to do so, the Underlying Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Underlying Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
Interest Rate Swaps. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of an Underlying Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that an Underlying Fund is contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or FCM defaults, an Underlying Fund's risk of loss consists of the net amount of interest payments that the  Underlying Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject an Underlying Fund to increased costs or margin requirements.
Recovery Lock Swaps. The Underlying Fixed Income Funds may enter into recovery lock swaps. Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a Counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and relatively less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
Swaptions. The Underlying Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Underlying Fund's statements of financial condition.
Equity Swaps (Total Return Swaps). The Underlying Equity Funds may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”) or individual equity security for another payment stream. An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  An Underlying
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Fund will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value.  The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread.  The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide the Underlying Fund exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and an Underlying Equity Fund has the ability to trade in and out of long and short positions within the swap.  An Underlying Fund may also gain exposure to long and/or short equity securities through multiple swaps on individual equity securities. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund’s risk of loss consists of the net amount of payments that an Underlying Fund is contractually entitled to receive, if any.
Index Swap Agreements. The Underlying Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Underlying Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Underlying Fund will enter into a swap agreement, other than a centrally cleared or other swap not involving a securities-related issuer, with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Underlying Fund's net assets.
SEC Regulatory Matters. The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires that the Underlying Funds trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless an Underlying Fund qualifies as a “limited derivatives user,” as defined in the rule. Under the rule, when an Underlying Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Underlying Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether an Underlying Fund is a limited derivatives user, but for Underlying Funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Underlying Funds' securities lending activities. In addition, under the rule, an Underlying Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Underlying Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). An Underlying Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, an Underlying Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Underlying Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Uncovered Options Transactions. The Multi-Strategy Income, Multi-Asset Strategy and certain other Underlying Fixed Income Funds  may write options that are not covered (or so called “naked options”). When an Underlying Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When an Underlying Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Underlying Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with relatively less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.
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Stand-By Commitment Agreements. The Underlying Fixed Income Funds may invest in “stand-by commitments” with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at an Underlying Fund’s option specified securities at a specified price. An Underlying Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by an Underlying Fund may also be referred to as “put” options. A stand-by commitment is not transferable by an Underlying Fund, although an Underlying Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, an Underlying Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that are believed to present minimal credit risks. An Underlying Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.
The amount payable to an Underlying Fund upon its exercise of a stand-by commitment is normally (i) the Underlying Fund’s acquisition cost of the securities (excluding any accrued interest which the Underlying Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Underlying Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. An Underlying Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, an Underlying Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in an Underlying Fund’s portfolio will not exceed 1/2 of 1% of the value of the Underlying Fund’s total assets calculated immediately after each stand-by commitment is acquired.
The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by an Underlying Fund would be valued at zero in determining net asset value. Where an Underlying Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Underlying Fund.
The IRS has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to an Underlying Fund.
Custodial Receipts and Trust Certificates. The Multi-Asset Strategy Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be
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difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Inflation. An Underlying Fund's investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of an Underlying Fund's assets can decline as can the value of the Underlying Fund’s distributions).
Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by an Underlying Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect an Underlying Fund and its investments.
Taxes
Tax Information for All Funds.
The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Funds or shareholders, and the discussion here and in each Fund’s Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Each Fund of the Trust is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Fund separately, rather than to the Trust as a whole.
Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional Shares.
If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, and distributes that income as a qualified dividend, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%.
Distributions of Capital Gain. An Underlying Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund as capital gain distributions. A Fund may also derive capital gains and losses in connection with sales or other dispositions of its portfolio securities, including shares of the Underlying Funds. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in a Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.
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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income by a Fund or an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by a Fund or an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of the previously distributed income of a Fund or an Underlying Fund to be classified as a return of capital. A return of capital generally is not taxable, but if distributed to you by a Fund, reduces your tax basis in your shares of the Fund and, if distributed to a Fund by an Underlying Fund, reduces the Fund’s tax basis in its shares of the Underlying Fund. Any return of capital in excess of such tax basis is taxable to you (if distributed to you by a Fund) or to a Fund (if distributed to the Fund by an Underlying Fund) as a capital gain.
Certain Funds and Underlying Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in return, could reduce the ordinary income distributions to you.
If more than 50% of an Underlying Fund’s assets at the close of its taxable year consist of stock or securities of foreign corporations, the Underlying Fund may elect to pass through to its shareholders the ability (subject to certain limitations) to claim a foreign tax credit or deduction for certain foreign taxes paid by the Underlying Fund. If a Fund invests in such an Underlying Fund, it may in turn elect to pass this ability on to you, provided that at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is invested in other regulated investment companies. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
Distributions of Exempt-Interest Dividends. If at least 50% of the value of an Underlying Fund’s assets at the end of each quarter of its taxable year consist of certain tax-exempt obligations, the Underlying Fund may pass through to its shareholders, as exempt-interest dividends, the tax-exempt interest received by the Underlying Fund. If a Fund invests in such an Underlying Fund, it may in turn elect to pay to you, as exempt-interest dividends, any exempt-interest dividends so received from the Underlying Fund, provided that at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is invested in other regulated investment companies.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund Shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
State and Local Tax Considerations. Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in a Fund.
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Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year on which the Fund paid no federal income tax. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, or exchange them for Shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your Shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your Shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those Shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund Shares is disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new Shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Dividends paid by a Fund may not be exempt from state and local taxes in certain states when the Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund. The income on Underlying Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by a Fund as eligible for such treatment. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
Investment in Complex Securities. Certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Underlying Fund’s ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed by an Underlying Fund to a Fund and by a Fund to you.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund or an Underlying Fund if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains, as well as ordinary income dividends.
A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
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Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 24%.
Tax Considerations Relating to REIT and MLP Investments. Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. A Fund may pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for an Underlying Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Underlying Funds and Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
At October 31, 2025, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year. Available capital loss carryforwards and expiration dates are as follows:
Funds	No Expiration	No Expiration	TOTAL
	Short-Term	Long-Term
Conservative Strategy Fund	$22,612	$5,292,829	$5,315,441
Moderate Strategy Fund	-	699,779	699,779

You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
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credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Global Long-Term Rating Scale
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
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C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D –– An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
NR indicates that a rating has not been assigned or is no longer assigned.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C - Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
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the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
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the formal announcement by the issuer or their agent of a distressed debt exchange;
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a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD - Restricted default.
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
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an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
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has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
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has not otherwise ceased operating.
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This would include:
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the selective payment default on a specific class or currency of debt;
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the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category.
SECTOR SPECIFIC CREDIT RATING SERVICES
MOODY’S:
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MIG Ratings
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support. For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
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VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections.
S&P:
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
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Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
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Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
D -- is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
SHORT-TERM RATINGS
MOODY’S:
P-1 –– Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 –– Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 –– Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
83

D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
FITCH:
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only. D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
84

Financial Statements
The 2025 annual financial statements of the Funds and Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ and Underlying Funds’ annual financial statements and other information in Form N-CSR. The Funds’ and Underlying Funds’ Annual Reports are incorporated herein by reference and are available free of charge on the Funds’ and Underlying Funds’ website at https://russellinvestments.com or by calling Russell Investments at 1-800-787-7354. Due to file size limitations on EDGAR submissions, the Funds’ and Underlying Funds’ Annual Reports were filed as an initial submission, first companion submission and second companion submission.
85

Appendix A
At January 31, 2026, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.
AGGRESSIVE STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 67.88%
AGGRESSIVE STRATEGY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 11.25%
AGGRESSIVE STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.62%
AGGRESSIVE STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.61%
AGGRESSIVE STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 26.47%
AGGRESSIVE STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 26.23%
AGGRESSIVE STRATEGY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 7.82%
AGGRESSIVE STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 24.16%
AGGRESSIVE STRATEGY FUND CLASS R1 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 17.35%
AGGRESSIVE STRATEGY FUND CLASS R1 - MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037, 12.19%
AGGRESSIVE STRATEGY FUND CLASS R1 - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 11.34%
AGGRESSIVE STRATEGY FUND CLASS R1 - MID ATLANTIC TRUST COMPANY FBO BETA INDUSTRIES, INC. 401(K) RETIRE 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228, 8.71%
AGGRESSIVE STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 23.92%
AGGRESSIVE STRATEGY FUND CLASS R5 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 21.43%
AGGRESSIVE STRATEGY FUND CLASS R5 - MG TRUST COMPANY CUST. FBO AGRISWINE ALLIANCE, INC. EMPLOYEES 717 17TH ST STE 1300 DENVER CO 80202-3304, 12.57%
AGGRESSIVE STRATEGY FUND CLASS R5 - TALCOTT RESOLUTION LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 5051 HARTFORD CT 06102-5051, 9.87%
AGGRESSIVE STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 9.08%
AGGRESSIVE STRATEGY FUND CLASS R5 - MG TRUST COMPANY CUST. FBO DAVID J. SOLIMINE FUNERAL SERV 717 17TH ST STE 1300 DENVER CO 80202-3304, 7.23%
AGGRESSIVE STRATEGY FUND CLASS R5 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.38%
AGGRESSIVE STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 38.97%
86

AGGRESSIVE STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 17.77%
AGGRESSIVE STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 9.03%
AGGRESSIVE STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.25%
AGGRESSIVE STRATEGY FUND CLASS S - MATRIX TRUST COMPANY CUST FBO MINISTERS BENE ASSN SELECT RETIREME PO BOX 52129 PHOENIX AZ 85072-2129, 7.16%
BALANCED STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 60.71%
BALANCED STRATEGY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 12.88%
BALANCED STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.78%
BALANCED STRATEGY FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.66%
BALANCED STRATEGY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.11%
BALANCED STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.83%
BALANCED STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 27.89%
BALANCED STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 23.84%
BALANCED STRATEGY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.86%
BALANCED STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 37.47%
BALANCED STRATEGY FUND CLASS R1 - MATRIX TRUST COMPANY AS AGENT FOR NONAB & CO TRUSTEE FBO NORTHERN TIER VETERINARY CLINIC PROFIT SHARING PLAN 90 MAIN ST WELLSBORO PA 16901-1517, 21.92%
BALANCED STRATEGY FUND CLASS R1 - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 19.95%
BALANCED STRATEGY FUND CLASS R1 - MID ATLANTIC TRUST COMPANY FBO BETA INDUSTRIES, INC. 401(K) RETIRE 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228, 8.15%
BALANCED STRATEGY FUND CLASS R1 - MID ATLANTIC TRUST COMPANY FBO CALIFORNIA SPECIALTY INSULATIO 401( 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228, 6.20%
BALANCED STRATEGY FUND CLASS R5 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 27.45%
BALANCED STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 21.16%
BALANCED STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 20.93%
87

BALANCED STRATEGY FUND CLASS R5 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 18.84%
BALANCED STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 40.33%
BALANCED STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 25.07%
BALANCED STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 10.82%
CONSERVATIVE STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 57.50%
CONSERVATIVE STRATEGY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 22.13%
CONSERVATIVE STRATEGY FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 6.72%
CONSERVATIVE STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 40.42%
CONSERVATIVE STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 24.11%
CONSERVATIVE STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.93%
CONSERVATIVE STRATEGY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 6.83%
CONSERVATIVE STRATEGY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.31%
CONSERVATIVE STRATEGY FUND CLASS C - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 5.27%
CONSERVATIVE STRATEGY FUND CLASS R1 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 29.90%
CONSERVATIVE STRATEGY FUND CLASS R1 - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 21.55%
CONSERVATIVE STRATEGY FUND CLASS R1 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 15.79%
CONSERVATIVE STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 12.10%
CONSERVATIVE STRATEGY FUND CLASS R1 - MID ATLANTIC TRUST COMPANY FBO SURFACE MOUNT TECHNOLOGY CORPORATIO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228, 6.26%
CONSERVATIVE STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 47.50%
CONSERVATIVE STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 29.49%
88

CONSERVATIVE STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 30.15%
CONSERVATIVE STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 14.41%
CONSERVATIVE STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 13.23%
CONSERVATIVE STRATEGY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 10.07%
CONSERVATIVE STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.31%
CONSERVATIVE STRATEGY FUND CLASS S - BANKERS TRUST COMPANY FBO IPSOS AMERICA INC. NQ EXCESS ATTN DEBBIE WILLIAMS 453 7TH ST DES MOINES IA 50309-4110, 6.57%
CONSERVATIVE STRATEGY FUND CLASS S - AMERICAN ENTERPRISE INV SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405, 6.28%
EQUITY AGGRESSIVE STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 48.85%
EQUITY AGGRESSIVE STRATEGY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 16.69%
EQUITY AGGRESSIVE STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.24%
EQUITY AGGRESSIVE STRATEGY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.09%
EQUITY AGGRESSIVE STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 29.42%
EQUITY AGGRESSIVE STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 27.11%
EQUITY AGGRESSIVE STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 17.79%
EQUITY AGGRESSIVE STRATEGY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 12.04%
EQUITY AGGRESSIVE STRATEGY FUND CLASS C - RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582, 6.45%
EQUITY AGGRESSIVE STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 20.48%
EQUITY AGGRESSIVE STRATEGY FUND CLASS R1 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 18.24%
EQUITY AGGRESSIVE STRATEGY FUND CLASS R1 - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 16.87%
89

EQUITY AGGRESSIVE STRATEGY FUND CLASS R1 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 12.41%
EQUITY AGGRESSIVE STRATEGY FUND CLASS R1 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.31%
EQUITY AGGRESSIVE STRATEGY FUND CLASS R1 - MID ATLANTIC TRUST COMPANY FBO BETA INDUSTRIES, INC. 401(K) RETIRE 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228, 6.14%
EQUITY AGGRESSIVE STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 38.81%
EQUITY AGGRESSIVE STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 25.78%
EQUITY AGGRESSIVE STRATEGY FUND CLASS R5 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 21.84%
EQUITY AGGRESSIVE STRATEGY FUND CLASS R5 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.02%
EQUITY AGGRESSIVE STRATEGY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 36.19%
EQUITY AGGRESSIVE STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.33%
EQUITY AGGRESSIVE STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY
ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN
FRANCISCO CA 94105-1901, 12.73%

EQUITY AGGRESSIVE STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.88%
EQUITY AGGRESSIVE STRATEGY FUND CLASS S - MATRIX TRUST COMPANY CUST FBO MINISTERS BENE ASSN SELECT RETIREME PO BOX 52129 PHOENIX AZ 85072-2129, 5.99%
MODERATE STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 63.53%
MODERATE STRATEGY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901, 12.02%
MODERATE STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.06%
MODERATE STRATEGY FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 5.95%
MODERATE STRATEGY FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.03%
MODERATE STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 38.19%
MODERATE STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 27.54%
MODERATE STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 16.83%
90

MODERATE STRATEGY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.94%
MODERATE STRATEGY FUND CLASS R1 - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 46.65%
MODERATE STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 18.32%
MODERATE STRATEGY FUND CLASS R1 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 8.24%
MODERATE STRATEGY FUND CLASS R1 - MID ATLANTIC TRUST COMPANY FBO CARDIAC INSTITUTE OF CENTRAL C 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228, 7.68%
MODERATE STRATEGY FUND CLASS R1 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 7.49%
MODERATE STRATEGY FUND CLASS R1 - MID ATLANTIC TRUST COMPANY FBO BETA INDUSTRIES, INC. 401(K) RETIRE 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228, 5.87%
MODERATE STRATEGY FUND CLASS R5 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 30.93%
MODERATE STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 21.02%
MODERATE STRATEGY FUND CLASS R5 - MID ATLANTIC TRUST COMPANY FBO WILLIAM NEALE & CO., P.C. 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228, 15.86%
MODERATE STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 13.83%
MODERATE STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 25.70%
MODERATE STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.00%
MODERATE STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 17.59%
MODERATE STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901, 10.65%
MODERATE STRATEGY FUND CLASS S - MATRIX TRUST COMPANY CUST FBO MINISTERS BENE ASSN SELECT RETIREME PO BOX 52129 PHOENIX AZ 85072-2129, 7.31%
At January 31, 2026, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
AGGRESSIVE STRATEGY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 46.89%
BALANCED STRATEGY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 41.96%
CONSERVATIVE STRATEGY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 44.96%
EQUITY AGGRESSIVE STRATEGY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.28%
MODERATE STRATEGY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 48.82%
For information with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.
91

The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.
Appendix B
92

PROXY VOTING POLICIES AND GUIDELINES
2026

As adopted by:
Russell Investments Capital, LLC
Russell Investments Funds Management, LLC
Russell Investments Implementation Services, LLC
Russell Investment Management, LLC
Russell Investments Trust Company
Russell Investments Canada Limited
Russell Investments Korea Limited
Russell Investment Management Ltd
Russell Investment Group Limited
Russell Investments France SAS
Russell Investments Ireland Limited
Russell Investments Limited
Russell Investments Group Japan Co., Ltd.
(the foregoing collectively referred to herein as “Russell Investments”)
CONFIDENTIAL
Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty.

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Proxy administration procedures
For over 30 years, Russell Investments has executed a robust, global proxy voting programme that is a foundation of our stewardship efforts. Our documented Proxy Voting Policies and Procedures, along with custom Proxy Voting Guidelines, form the basis of this program. These guidelines, crafted based on industry best practices and regulations, dictate our approach to voting on specific topics. Carefully drafted to uphold our clients' best interests, our guidelines undergo annual review and updates to align with shareholders' interests.
While the Proxy Voting Policy and Guidelines comprehensively address most proxy issues with detailed specificity, the Active Ownership Committee (the Committee) acknowledges that certain matters necessitate deeper scrutiny and a non-prescriptive approach. In such cases, the guidelines refer the votes to the Committee for review, as explained in the below.
As part of our process, an external service provider, Glass Lewis, acts as our proxy administrator and is responsible for aggregating proxy ballots received directly from Russell Investments’ custodians and applying our custom guidelines when executing proxy votes. Our internal proxy coordinator monitors voting activity through Glass Lewis' online platform. Proposals requiring case-by-case review are directed to internal analysts. These analysts conduct individual research and collaborate with the proxy coordinator to provide recommendations to the Committee.
To ensure alignment with our guidelines, the Committee oversees an annual internal audit process, verifying the accuracy of vote execution by Glass Lewis.
1.
Any Proxy Administrator retained by Russell Investments shall vote all proxies as instructed in the guidelines attached hereto. The Proxy Administrator is currently Glass Lewis & Co (“Glass Lewis”). In the event (a) a voting matter is to be determined on a case-by-case basis or (b) the Proxy Administrator raises a question regarding a particular matter, the Proxy Administrator shall request direction from Russell Investments’ Active Ownership Committee. The Active Ownership Committee may instruct the Proxy Administrator “not to vote” on any proposal.
2.
The Proxy Administrator shall maintain a system allowing Russell Investments access to all solicitations for vote received by the Proxy Administrator.
3.
The Proxy Administrator shall vote each proxy pursuant to the guidelines, unless directed otherwise by Russell Investments’ Active Ownership Committee.
4.
The Proxy Administrator shall maintain a record of all votes received, all votes cast and any other relevant information pursuant to the Proxy Administrator’s normal policies and as directed by Russell Investments.
5.
The Proxy Administrator will use the attached guidelines until such guidelines are superseded by subsequent guidelines. The guidelines may be changed at any time in Russell Investments’ sole discretion.

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Contents
PROXY VOTING POLICIES AND GUIDELINES		1
A.	General considerations	5
B.	Audit and reporting	5
C.	Board	6
D.	Capital	10
E.	Corporate transactions	11
F.	Shareholder rights and governing documents	12
G.	Remuneration	14
H.	Mutual fund proxies	17
I.	Environmental and Social Issues	18
J.	Appendix	21

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A.
General considerations
Proxy voting is a fundamental tool that allows shareholders to express support or concern regarding aspects of corporate governance, operations, or disclosures. As stewards of our clients’ capital, we have an obligation to vote responsibly and hold companies accountable on their behalf. These guidelines describe our approach to corporate governance, environmental and social topics, when exercising our voting rights on behalf of our clients.
We apply these guidelines globally, and across all asset classes as required. However, they are designed to accommodate the nuances of specific market requirements, expectations, and local regulations, rather than providing discretion. This ensures that we remain compliant while considering the diverse nature of our capabilities.
While we strive to vote on all our clients’ holdings in all markets, there are instances where this may not be possible due to a practice known as share blocking, which could prevent us from trading for a certain period if we were to vote these shares.
Companies should act transparently and disclose information to shareholders to the fullest extent possible. Therefore, we expect companies to disclose any relevant materials ahead of a General Meeting, providing sufficient time for shareholders to review, analyse and engage upon the information disclosed. In certain instances, when we consider the level of information is inadequate to apply these guidelines, we may choose to vote against a particular proposal.
B.
Audit and reporting
1.
Transparency and reporting
The strength of financial controls and the integrity of financial statements form the cornerstone for the healthy operation of the companies we invest in. The board should release a report from an external auditor, offering an impartial and objective assessment of whether the company's accounts accurately represent its financial position and future prospects.
As a general practice, we tend to support proposals seeking to acknowledge Reports and Accounts signed off as complete by a qualified auditor ahead of the Annual General Meeting (“AGM”). In the event of a qualified opinion, we expect the company to provide a full, comprehensive explanation. In markets where it's mandatory for companies to present non-financial information statements/reports, we will typically endorse their approval. Yet, we reserve the right to vote against management if the independent assurance service provider raises substantial concerns about the information provided, or if the disclosed information is not sufficient for shareholders to make informed voting decisions.
2.
External auditor
The independence of the external auditor holds significant importance for ensuring the integrity of financial assessments. Excessive non-audit fees could potentially compromise an auditor’s independence, impacting the quality of their audit work. Consequently, it is our expectation that companies provide a transparent breakdown of both audit and non-audit services. In cases where the total non-audit fees surpass the fees paid for audit-related services, we might consider voting against re-electing the external auditor.
Companies ought to furnish comprehensive disclosures regarding resolutions for electing or ratifying an external auditor. Specifically, we look for explanations regarding any changes in the external auditor and details about the competitive tender process used to select a new external auditor.
Should it be determined that the effectiveness of the auditor has been compromised, we might opt not to support their re-appointment. Furthermore, we might oppose the re-appointment of an audit company if its lengthy tenure could potentially challenge its independence.

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C.
Board
1.
Size
The board of directors is the focal point of corporate governance. Directors represent the shareholders, and they are charged with safeguarding investors' interests. Directors should provide corporate leadership but refrain from interfering in day-to-day company operations which are properly the province of the CEO and other senior executive officers. Holding executives accountable for their actions is a critical responsibility of the board.
Ensuring that a company's board is suitable for the size and nature of the business is paramount. It is crucial that the size of the board does not compromise the dynamics of the board and an efficient decision-making process.
2.
Board effectiveness
The effectiveness of the board relies heavily on how it is structured and composed. We support strong boards that demonstrate a commitment to creating shareholder value. While director candidates and other board-related issues must be evaluated on a case-by-case basis considering the company's performance and total governance structure, we prefer to see mechanisms that promote:
●
Independence: A board free from management influence is better equipped to oversee strategy and assess performance and executive compensation objectively.
●
Accountability: Directors must be accountable to shareholders. Policies that promote accountability would include annual elections and shareholders' ability to fill vacancies or to remove directors without cause.
●
Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and tender offers where a majority of shares are tendered.
●
Competence: Companies should seek directors whose skills and expertise add value to the board.
In contested elections, where shareholders nominate alternate directors in opposition to management's choices, we consider various factors:
●
Long-term financial performance of the target company relative to its industry;
●
Management's track record;
●
Background to the proxy contest;
●
Qualifications of director nominees (both slates);
●
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
●
Stock ownership positions of the proponents.
We prefer directors to be elected to the board on an annual basis and be accountable to shareholders by approval of a majority of shares voted in favour on each resolution.

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3.
Leadership
In advocating for effective corporate governance, there is a recognition of the importance of separating the roles of the Chair and Chief Executive Officer (CEO) within a company. This separation, particularly in controlled companies where either the chair or CEO holds substantial shares, ensures a clearer division of responsibilities at the highest level.
When the chair and CEO roles are consolidated, there is an expectation for companies to provide comprehensive explanations regarding why this combination serves the best interests of the company. Regular reviews of this structure are also encouraged.
There is a distinct preference for an independent non-executive Chair of the Board, and it is recommended that companies appoint a Lead Independent Director, even in cases where the chair is already independent.
When assessing proposals that would require the positions of chairman and CEO to be held by different persons, we will consider:
●
Whether a designated lead director has been elected by and from the independent board members with clearly delineated duties. At a minimum these include:
●
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
●
Serves as liaison between the chairman and the independent directors;
●
Approves information sent to the board;
●
Approves meeting agendas for the board;
●
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
●
Has the authority to call meetings of the independent directors; and
●
If requested by major shareholders, assurance that they are available for consultation and direct communication
●
Level of independence of the board and the key committees.
●
Whether the company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead to combine the chairman and CEO positions.
●
Established governance guidelines.
While it may be appropriate in certain cases for CEOs to simultaneously serve as chair of the board, we may decide to vote against the chair of the governance or nominations committee if the company lacks both an independent chair and an independent lead director.

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4.
Independence
In evaluating board composition, the emphasis lies on fostering an optimal blend of directors with appropriate, relevant and diverse industry backgrounds. Additionally, the inclusion of a substantial number of independent directors within boards is deemed essential.
For non-controlled companies, a target independence level of at least 50 percent is typically sought, while controlled companies are encouraged to have at least one third of their board constituted by independent directors.
A director might be considered non-independent if:
●
They have been an employee of the company or group within the past five years.
●
Have, or had within the past three years, a material business relationship with the company either directly, or as a partner, shareholder, director or senior employee of a body that has such a relationship with the company.
●
They have received or receive additional remuneration from the company, apart from a director’s fee, such as the company’s share option, performance-related pay or pension scheme.
●
They have close family ties with any of the company’s advisers, directors, or senior employees.
●
They hold cross-directorships or have significant links with other directors through involvement in other companies or bodies.
●
They have served on the board for more than 12 years from the date of first election.
●
They represent a significant shareholder.
While the aforementioned criteria provide a general framework, more rigorous criteria and benchmarks may be applied to align with local governance standards.
5.
Diversity
A diverse and inclusive board is pivotal for effective decision-making, aligning with the company's long-term strategy, purpose, and the interests of its stakeholders. This includes individuals from different genders, age ranges, ethnicities, nationalities, social and economic origins, professional skills, and personal attributes. Proposals aimed at enhancing board diversity typically receive our support as they contribute toward fostering a more inclusive decision-making environment.
6.
Overboarding
The issue of over-commitment raises concerns about the potential compromise in the quality of board and director executive responsibilities, according to our assessment. We advocate for directors to have the necessary time to effectively fulfill their duties to shareholders.
As a general approach, we tend to oppose the election of a director who:
●
Serves as an executive officer of any public company while serving on more than one public company boards; or
●
Serves on more than four public company boards.
We generally count board chair positions as two board seats given the increased time commitment associated with these roles.
When evaluating whether a director's service on an excessive number of boards might limit their ability to dedicate sufficient time to board duties, we may consider additional factors. These include attendance levels, the size and locations of other companies where the director serves on the board, the nature of their roles (including committee memberships) at these companies, and whether they hold executive or non-executive positions at large, privately-held companies. Furthermore,

PROXY VOTING POLICIES AND GUIDELINES  / 8

because we believe that executives will generally prioritise attention to executive duties, we may choose not to vote against overcommitted directors at the companies where they serve in an executive function.
7.
Board Committees
Encouraging robust governance practices, it is advisable for all boards to establish three vital Board Committees: an Audit Committee, a Nomination Committee, and a Remunerations Committee. The key committees should be comprised of non-executive directors and whilst we expect the Audit and Remuneration Committee to be fully independent, the expectation for the Nomination Committee is to be at least 50% independent. Furthermore, we also expect at least one member of the Audit Committee to have audit, accounting, or appropriate financial expertise.
Transparency is crucial, and we advocate for boards to publicly disclose the primary roles and responsibilities of each committee to enhance accountability and clarity in their functioning.
8.
Attendance
Ensuring accountability among directors is crucial to uphold their responsibilities to shareholders. Director attendance at board meetings is vital to ensure their contributions to board decisions and to guarantee that fiduciary duties to investors are fulfilled.
For transparency and accountability purposes, we encourage companies to facilitate investor assessment of directors' attendance at both board and committee meetings by disclosing attendance records.
As a guiding principle, we may opt not to support directors who have attended fewer than 75% of the board and committee meetings held. This threshold is considered important in maintaining a robust level of commitment to board responsibilities and fostering effective governance.

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D.
Capital
1.
Allocation
Companies are encouraged to promote transparency by publicly disclosing their dividend policy. In principle, we tend to support management proposals to approve dividends unless we have concerns regarding the overall level set for payment, or the balance between return for shareholders and future capital investment.
2.
Issuance
The responsibility for determining a company's capital structure primarily rests with the board. When a company proposes to allocate net profits or losses to reserves, to transfer reserves between accounts, the capitalisation of reserves, profits, or issue premiums we will generally support management unless there is evidence of misconduct.
Regarding share issuance, our stance emphasises the need for shareholder approval. We typically support only reasonable share issuance authorities, evaluating their potential impact on long-term shareholder value and the dilutive effect of the issuance. Our general guideline caps the issuance without pre-emptive rights at a maximum of 20% of the share capital, though this may vary depending on market practices and regulatory requirements.
When assessing proposals related to issuing common and/or preferred shares as part of a debt-restructuring plan, several considerations come into play. These include evaluating potential dilution effects on existing shareholders' ownership interests and future earnings, determining if the transaction might lead to a change in control, and discerning whether the debt restructuring primarily stems from the threat of bankruptcy, potentially impacting shareholder value significantly.
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A gearing level up to 100 percent is generally deemed acceptable, as exceeding this threshold might prompt markets and financial analysts to potentially downgrade the company's bond rating, thereby increasing its investment risk.
3.
Share repurchase
Typically, we tend to support company proposals for implementing share buyback schemes, except in cases where the limit is not in line with market practice. It is our view that buybacks executed at a considerable premium to the market price might not serve the best interests of shareholders.
When the company specifies its intention to use the authorisation during a takeover bid, we believe that the share buyback becomes an anti-takeover measure, and we may choose to vote against the proposal.

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E.
Corporate transactions
1.
Significant changes
Companies undergoing significant structural changes are generally expected to seek approval from shareholders. Similarly, adequate information provision by companies is crucial for investors to make informed voting decisions. We evaluate corporate transactions within the context of their specific and unique circumstances. We may oppose transactions that deviate from shareholders' interests or when disclosure falls below expected market standards. Regarding mergers up for voting, several key considerations are taken into account:
●
Understanding the context leading to the proxy contest.
●
Evaluating arguments presented for and against the proposed merger.
●
Assessing anticipated financial and operational benefits.
●
Analysing the offer price in terms of cost versus premium.
●
Reviewing the prospects of the combined entities post-merger.
●
Evaluating the negotiation process for the deal.
●
Scrutinising changes in corporate governance and their potential impact on shareholder rights.
●
Considering the long-term economic outlook of the combined companies.
●
Incorporating insights from our subadvisors in the decision-making process.
2.
Related-party transactions
The board should implement a related party transactions policy and have a robust process for approving, reviewing and monitoring any potential conflicts of interest.
Shareholders ought to possess the right to approve significant related-party transactions. This approval ideally relies on the majority vote of disinterested shareholders, ensuring a fair and unbiased decision-making process. Generally, we will support any transaction which falls within the company’s regular course of business, so long as the terms of the transaction have been verified to be fair and reasonable by an independent auditor or independent board committee, in accordance with prevailing market practice. This approach aims to ensure transparency and fairness in dealings, fostering confidence among stakeholders in the company's operations.

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F.
Shareholder rights and governing documents
1.
Governance polices
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.
Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance.
When scrutinising new or revised articles, the focus is on assessing the potential impact on shareholder value. Each modification is evaluated to determine whether it improves or diminishes the existing provisions. Moreover, the analysis delves into whether the failure to pass a resolution would lead to an immediate loss of shareholder value.
In essence, we tend to support amendments to articles of association if they are legally necessary, if management provides adequate reasoning, if the impact on shareholder value is neutral or favourable, and if shareholder rights remain safeguarded. In the case of bundled proxy proposals that are conditioned upon each other, we will vote in favour of the bundle if we would support each proposal individually. Conversely, we will vote against the bundle if we would oppose any one of the proposals individually.
2.
General meetings
The board should ensure that the meeting agenda is made available on the company’s website prior to the meeting taking place, allowing shareholders a reasonable period of time to review the materials provided. The agenda should be clear and include the date, format and location of the meeting. Additionally, it should contain comprehensive information about the matters that will be deliberated upon during the meeting.
It's essential that the agenda is properly structured and itemised. Russell Investments encourages companies to present resolutions separately rather than combining multiple items under a single resolution. This approach ensures clarity and allows for a more focused and detailed discussion of individual agenda items.
3.
Minority rights
Russell Investments supports the “one-share, one-vote” principle, and as a result we do not endorse the implementation of multiple-class capital structures or the issuance of shares with differing voting rights.
We consider the ability to call a special meeting or to put resolutions to a shareholder meeting agenda to be a fundamental shareholder right. We encourage companies to establish thresholds for shareholder resolutions that strike a balance: high enough to prevent misuse but low enough to enable smaller shareholders to address pertinent issues during shareholder meetings.
Moreover, we advocate for shareholders' ability to nominate candidates for the Board of Directors. We generally support shareholder proposals seeking the right to place nominees on the management proxy only if a proposal limits access to those shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company's securities continuously for at least three years.

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4.
Takeover defense
Russell Investments maintains a cautious stance regarding anti-takeover measures. In cases where the renewal of an existing poison pill is proposed, we conduct a thorough assessment based on individual circumstances. This evaluation considers the rationale presented by the company proposing the measure and the potential impact on current shareholders in the event of its implementation. Our assessment involves examining specific attributes, such as:
●
Flip-in or flip-over provisions of 20% or higher.
●
Inclusion of a sunset provision lasting two to three years.
●
Absence of dead-hand or no-hand features.
●
Incorporation of a shareholder redemption feature. If the board declines to redeem the pill within 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek written consent to vote on rescinding the pill.

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G.
Remuneration
1.
General principles
Russell Investments supports annual votes on executive remuneration as it provides shareholders with a regular channel to communicate their views and concerns regarding the company’s executive compensation practices.
We expect companies to disclose the compensation paid to directors on an individual basis and with a level of detail which will permit shareholders to conduct a fair assessment of company practices.
2.
Executive compensation policy and report
Effective alignment of interests among executive directors, the workforce, and shareholders with a company’s strategy and performance is an essential consideration in assessing remuneration packages. Our analysis typically focuses on several key points:
●
Companies are encouraged to implement well-structured remuneration packages that foster the creation and sustainability of long-term value. Such packages should align with the company’s strategic priorities and values.
●
While we support companies incorporating material ESG risks and opportunities into their long-term strategic planning, we emphasise that the inclusion of ESG metrics in compensation programs should be based on each company’s unique circumstances. We advocate for companies providing shareholders with clear disclosures outlining the rationale for selecting specific ESG metrics, the target-setting process, and corresponding payout opportunities. Although we generally encourage companies to set long-term targets for their environmental and social ambitions, we acknowledge that not all compensation schemes may be suitable for incorporating ESG metrics. The board holds responsibility for ensuring that executive compensation levels are reasonable in relation to the company’s size, scope, and achieved performance. Generally, compensation should target the median of peer groups and align with predetermined performance targets. Moreover, executive compensation should consider the broader workforce's pay levels.
●
Companies are expected to establish appropriate levels of fixed pay. Changes in the lead executive’s salary exceeding 10% require suitable justifications to gain our support.
●
We endorse the adoption of clawback/malus policies and encourage companies to require management to hold a substantial shareholding in the company to better align their interests with shareholders'.
●
Severance payments to executive officers should be set at reasonable levels. Our approach to severance payments is further discussed in the termination section below.
3.
Benefits and pension
Post-employment and other benefits include pensions, healthcare and other benefits that may be provided during and after employment. If companies opt for these types of remuneration, it is crucial to integrate these structures thoughtfully into the broader philosophy and framework of the overall compensation plan. Russell Investments generally expects pension provisions for executive directors, both those newly appointed and incumbent executives, to be in line with those available to the majority of the wider workforce.

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4.
Long term incentive plans
We encourage companies to provide comprehensive disclosure regarding their Long-Term Incentive Plans (LTIPs), emphasising the necessity for full details on the upcoming year's performance conditions.
Regarding long-term incentives, several aspects are considered favourable:
●
A minimum performance duration of three (3) years is preferred, with encouragement for post-vesting retention periods.
●
The use of multiple performance metrics is supported as it offers a more comprehensive assessment of a company’s performance and reduces the potential for manipulation compared to relying on a single metric.
●
Incorporation of at least one relative performance metric that compares the company’s performance to relevant peers or indices is recommended.
●
Vesting based on relative performance metrics should not occur for performance below the median.
●
Vesting scales should be designed to incentivise higher levels of performance.
●
Re-testing is not allowed.
●
Implementing stretch targets that motivate executives to strive for exceptional performance is encouraged.
●
Individual limits should be expressed as a percentage of base salary.
●
Dilution levels should align with local market practices.
5.
One-off payments
We take careful consideration to identify egregious compensation practices, which may involve approving substantial one-time payments, inappropriate and unjustified use of discretion, or consistently poor pay-for-performance practices.
When discretion to alter the monetary outcome of total remuneration is applied, we expect the company to state:
●
The main reasons behind the decision leading to the use of discretion;
●
Whether their discretion policy applies to revising pay upwards as well as downwards; and
●
The elements of pay to which discretion may be applied.
We may choose to vote against the entire committee based on the practices or actions of its members, such as approving large one-off payments, the inappropriate use of discretion in determining variable remuneration, or sustained poor pay-for-performance practices.

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6.
Termination
Setting severance payments for executive officers at reasonable levels is considered essential by Russell Investments. Generally, we will not support severance payments that exceed the upper limit of general market practice. All incentive awards should be time pro-rated and tested for performance, including in the event of an early termination due to a change in control. Severance payments should be limited to situations where the company terminates employment without cause, death, or disability. Remuneration committees should ensure that the company has a policy that caps or limits the amount of severance that can be paid.
We closely monitor golden parachutes and expect these plans to incorporate double trigger conditions.
7.
Non-executive Director compensation policy
Russell Investments considers the structuring of non-executive compensation to be crucial for ensuring alignment with long-term shareholder interests while preserving director independence. We advocate for non-executive fees to be reasonably comparable to those within a company's country and industry peers, taking into account the time commitment necessary for directors to fulfill their duties to shareholders satisfactorily. In line with these objectives, we do not support non-executive directors receiving performance-based compensation, retirement benefits, or excessive perks.

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H.
Mutual fund proxies
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
Decisions regarding a fund's structure or its relationship with its investment advisor or sub-advisors are typically entrusted to the management and the board members. However, exceptions arise in cases of severe misconduct or illegal activities that could jeopardise shareholder interests. Consequently, we place particular emphasis on the following key areas:
●
The terms of any amended advisory or sub-advisory agreement.
●
Assessing alterations in the fee structure paid to the investment advisor.
●
Evaluating any significant changes to the fund's investment goals or strategies.

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I.
Environmental and Social Issues
1.
Say on climate
Russell Investments recognises climate change as one of the defining, global challenges of this generation and as a material investment issue that crosses regions and industries. Our policy is to research, measure, report and consider climate change risk and opportunities as an integral part of our investing practice, our active ownership, and our business operations.
At Russell Investments, we look to understand thoroughly the implications of climate change for investing, to research robust and thoughtful solutions, and to provide our clients with the information they need. To this end, for companies with material exposure to climate risk stemming from their own operations, we expect companies to provide a level of transparency required to better understand how they may be impacted by climate-related risks and opportunities, and how they have embedded climate change into their strategy. We also believe the boards of these companies should have explicit and clearly defined oversight responsibilities for climate-related issues. Therefore, in instances where we find either of these disclosures to be absent or significantly lacking, we may choose to vote against responsible directors.
Since 2019, we have been an official supporter of the Task Force on Climate-Related Financial Disclosure (TCFD), and, as such, we endorse the TCFD’s recommendations through which companies can provide more effective climate-related disclosures that promote more informed financial decision making.
When evaluating management-sponsored votes on climate plans and reports, we consider several factors on a case-by-case basis:
●
Governance of the vote - We look for companies to provide shareholders with context as to how they view the roles of the board and shareholders in executing their plans. We will also look closely at what the proposal is asking shareholders to approve. We may choose not to support the vote when the proposal shifts the responsibility of setting climate change strategy onto shareholders;
●
The company’s industry, size and peer comparison;
●
Assessment of the company's greenhouse gas (GHG) emissions targets, ensuring reasonableness in light of its operations and risk profile.
●
Evaluation of the company's stage in its climate reporting journey, considering whether they have a history of reporting and engaging with shareholders on climate risk; and
●
Our engagement activities and our subadvisors’ input.
For shareholder proposals related to climate change, in addition to this assessment we apply the approach summarised below.
2.
Shareholder proposals
Management and the board typically hold the expertise and proximity needed to make strategy and policy decisions concerning environmental, social, and political issues. However, we may support shareholder proposals that highlight a company's inadequate handling of an issue directly linked to shareholder value or risk mitigation. When evaluating such proposals, we consider several factors:
●
Inadequacies in current practices or disclosures impacting shareholder value or risk mitigation.
●
Addressing peer-relative deficiencies.
●
Avoiding duplicating existing practices.
●
Lack of commitment from the board to address concerns raised by proponents.
●
Relevance of the topic to the company's sector and operations.
●
Avoiding excessive prescription in detailing strategy or operational decisions.
For the topics outlined below, we also have taken into consideration the following:

PROXY VOTING POLICIES AND GUIDELINES  / 18

Consumer issues
We generally vote against proposals requesting companies implement specific price restraints on its products or requiring that a company reformulate its products unless an egregious issue is identified.
Workplace safety, product safety, and toxic/hazardous materials
Recognising the significance of safety and its impact on reputation and shareholder value, we generally rely on management to assess risks but may consider supporting well-crafted proposals in cases of credible evidence of egregious behaviour or unresponsiveness to shareholder requests.
Tobacco
We generally do not support shareholder resolutions to cease the production of tobacco-related products, restrict the selling of products to tobacco companies, spin off tobacco related businesses, or prohibit investment in tobacco equities, unless supported by a strong investment case.
Equal opportunity
We will support proposals seeking to amend a company’s equal employment opportunity statement/diversity policies to prohibit discrimination based on sexual orientation and/or gender identity. Furthermore, we would be supportive of proposals to extend company benefits to domestic partners.
Environment
We may choose to support proposals requesting that a company report on the potential environmental damage that could result from company operations in a protected region. However, we assess on a case-by-case basis proposals relating to a company’s interaction with the environment, including the following scenarios:
●
Call for the reduction of greenhouse gas emissions.
●
Request that a company report on the safety and/or security risks associated with their operations and/or facilities.
●
Seek that a company adopt a comprehensive recycling strategy.
●
Request that a company invest in renewable energy resources.
Political issues
We will generally support proposals seeking increased disclosure of corporate lobbying or political contributions if:
●
Current disclosures are insufficient and/or significantly lagging peers.
●
The company faces significant risk as a result of its political activities.
●
There is no explicit board oversight or inadequate board oversight of such contributions.
●
The company is mismanaging corporate funds through lobbying or political contributions.
We will not support proposals requesting the company to publish in public media any political contributions.

PROXY VOTING POLICIES AND GUIDELINES  / 19

Labour, human rights, international oversight
We will generally support advocating for sufficient oversight of foreign operations to prevent unethical or illegal conduct, including but not limited to bribery, environmental exploitation, human rights violations, and money laundering.
Water issues
We support the adoption of policies and strategies that responsibly manage risks to the water supply, especially in areas affected by water scarcity. We believe it is important to weigh the merits of any proposed policy or disclosure in the context of a company’s operations and regulatory environment.
Pharmaceutical policy, pricing, and access
While we recognise the increased political and regulatory risks associated with pharmaceutical pricing and access, governments are ultimately the appropriate bodies to dictate national healthcare policies. Regarding healthcare-related proposals, we may choose to support the proposal if the proponents have clearly demonstrated that a company’s current practices present significant reputational or financial risk.
We believe that decisions regarding pricing structures of pharmaceuticals are best left to management and the board. As such, we generally vote against proposals requesting that companies adopt policies of price restraint on their branded pharmaceuticals.
In addition, if the proposal requests that the company adopt specific policies to encourage or constrain prescription drug re-importation, we vote against.
3.
Environmental and social risk oversight
Insufficient oversight of critical environmental and social concerns can pose legal, financial, regulatory, and reputational risks that might adversely affect shareholder interests. Consequently, it's crucial for companies to ensure their boards exercise clear oversight of these material risks, including those of an environmental or social nature. In cases where the governance chair of a company fails to provide explicit disclosure regarding the board's role in overseeing these issues, Russell Investments may opt not to support them.

PROXY VOTING POLICIES AND GUIDELINES  / 20

J.
Appendix
1.
Active Ownership Committee
Our Active Ownership Committee manages a globally consistent and rigorous approach to proxy voting and engagement activities. Supporting the Committee, the Active Ownership Team oversees our proxy voting policies, procedures, guidelines and voting decisions, whilst continuing to develop our processes to meet evolving client needs and expectations. The Active Ownership Committee is made up of experienced Russell Investments professionals from a variety of roles, including portfolio management, manager research and investment strategy.
The Active Ownership Committee meets regularly to review and propose adjustments that ensure our proxy voting policy and guidelines are aligned with current best practices.
2.
Referred items
The Committee reviews those proposals that require more scrutiny and a non-prescriptive approach, and any proposals that are not specifically addressed in the guidelines. At Russell Investments, we believe good stewardship requires careful consideration of each proposal on its individual merits.
To this end, the Committee evaluates each proposal considering the following factors:
●
Our internal proxy analyst research,
●
External research from our proxy administrator,
●
External research from Sustainalytics,
●
Input from our sub-advisers on voting and engagement,
●
Input from the Active Ownership Team when a Russell Investments-led engagement has been previously conducted.
3.
Stock lending
As a fiduciary, Russell Investments maintains the voting rights for all holdings. We do not delegate voting to any of our sub-advisers, though in some cases we may reach out to a sub-adviser for additional information regarding specific proxy votes. Our proxy administrator, Glass Lewis, is responsible for managing the proxy ballots that Russell Investments receives based on our holdings, and all of these ballots are in turn monitored by Russell Investments’ internal proxy coordinator using Glass Lewis’ online Viewpoint platform. The proxy coordinator is responsible for ensuring that all of Russell Investments’ voting rights are exercised and conducts a quarterly review of accounts which should have voting rights against the accounts on record with Glass Lewis.
Our policy on securities lending as it applies to proxy voting ensures that we exercise full voting rights on behalf of our clients. Glass Lewis currently produces a weekly report of shares with upcoming proxy votes that meet pre-determined criteria for potential restriction and/or recall. We restrict these securities (either 15 business days out from the record date, or as soon as we are notified, whichever comes first) from being loaned before their record date, recalling any loans as necessary. The restriction is lifted one business day after the record date.

PROXY VOTING POLICIES AND GUIDELINES  / 21

4.
Proxy voting conflict of interest procedures
Where Russell Investments maintains the voting rights for underlying securities, it appoints a proxy administrator that acts within the guidelines set out in Russell Investments Proxy Voting Policy. Our proxy voting policies and procedures are designed to ensure that those proxy voting decisions; (i) are made in accordance with the best interests of clients; and (ii) enable the Active Ownership Committee to resolve any material conflicts of interest relating to voting and engagement.
Proxy Voting Guidelines are constructed to be aligned with international good practices and standards, in order to protect shareholders’ rights. The Guidelines are applied to all votable proxy items, without exception, for issuers that currently have, or recently had, an existing relationship with Russell Investments, as either a client or vendor.
For any votes referred to the Active Ownership Committee, potential conflicts of interest are mitigated by (i) the committee structure itself, which requires a quorum for a final vote, and (ii) all votes submitted by committee members requiring a certification attesting that the voting member has no knowledge of any potential conflicts of interest between the client, Russell Investments and its affiliates, as well as no personal material conflicts (such as personal stock ownership).
5.
Proxy voting reporting
Russell Investments proxy voting records are publicly available on our website here. We do not publish vote rationales beyond those described in our custom Proxy Voting Guidelines. We also publish an annual Investment Stewardship Report that summarises our proxy voting and engagement activity.

PROXY VOTING POLICIES AND GUIDELINES  / 22

Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
IMPORTANT INFORMATION
This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.
Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.
In EMEA this content is suitable for Professional Clients Only.
Copyright © 1995-2026 Russell Investments Group, LLC. All rights reserved.

PROXY VOTING POLICIES AND GUIDELINES  / 23

ENGAGEMENT POLICY
2026

Contents
Approach to engagement	3
Engagement in practice	4
Russell Investments direct	4
Sub-adviser partnership	5
Sustainalytics direct	5
Engagement selection	6
Policy advocacy and collaborations	6
Engagement focus areas	8
Engagement tracking and escalation	9
Categorisation of engagement activity	9
Annual review of engagements	9
Avenues of escalation	10
Conflict of interests	11
Conclusion	11

ENGAGEMENT POLICY  / 2

At Russell Investments, being an active owner is an important component of our investment responsibilities. As part of our stewardship approach, we actively engage with companies on issues that are financially material to long-term risk-adjusted returns, including board oversight, capital allocation, executive incentives, and sustainability-related risks that may affect cash flow, asset values, or cost of capital. Through structured and ongoing dialogue, we deepen our understanding of company-specific risks and opportunities and seek to influence practices that support durable value creation, effective risk management, and the protection of shareholder value, in the best interests of our clients as end beneficiaries.
Our engagement efforts are coordinated by our Active Ownership Team and overseen by Russell Investments’ Active Ownership Committee, which is comprised of senior investors with diverse asset-class and regional expertise. This governance framework ensures that stewardship activity is integrated within the investment process, appropriately prioritised, and aligned with client objectives and fiduciary duties.
We adopt a fully integrated approach, drawing on insights from our global investment teams and leveraging the scale and reach of our multi-asset and multi-manager platform. Our relationships, with sub-adviser partners are a critical input to this process, providing issuer-level insight, industry expertise, and ongoing feedback on engagement effectiveness. These relationships enhance our ability to assess material risks, coordinate engagement where appropriate, and ensure that stewardship insights inform investment oversight and decision-making.
Approach to engagement
Ongoing dialogue with companies is a core component of our investment stewardship and active ownership approach strategy. Our engagement activities are focused on addressing risks and opportunities relevant to investment performance and on encouraging corporate practices that support long-term value creation, effective risk management, and sustainable business performance. We seek to build constructive, long-term relationships with issuers where engagement has the potential to influence outcomes that are relevant to portfolio risk, return, or capital allocation decisions.
Our business model and service capabilities enable a multi-channel approach to stewardship. This include direct engagement with issuers, collaboration with sub-adviser partners, and participation in thematic engagements through our partnership with Sustainalytics, a leading independent sustainability, social, and corporate governance data and research firm. These channels allow us to access issuer-specific insight, sector expertise, and comparative analysis to support well-informed engagement on material issues.

ENGAGEMENT POLICY  / 3

Source: Russell Investments, for illustrative purposes only.
Taken together, these channels provide a flexible and robust framework for engagement. We deploy them selectively, choosing the approach that offers the most effective access to the issuer, the appropriate level of subject-matter expertise, and the greatest potential to achieve a meaningful outcome. Across all channels, direct dialogue with corporate issuers remains the primary mechanism for progressing engagement objectives.
Engagement in practice
Russell Investments direct
A strong stewardship programme prioritises activities which offer the greatest potential to enhance returns or mitigate downside risk. In this context, Russell Investments directly engages with portfolio companies as a fundamental part of our investment stewardship and active ownership approach process. We proactively initiate dialogue to address financially material issues, while responding to controversies that pose significant financial and reputational risks.
Internally led, direct company engagements are typically initiated by two key methods:
●
Risk-based selection of portfolio companies identified as presenting heightened financial or sustainability-related risks, using a range of internal analysis and third-party data sources, as further described in the engagement selection criteria below.
●
Proxy voting activity, where engagement may take place in advance of a general meeting, or where a vote against management prompts follow-up dialogue. Some voting decisions are determined by our custom voting guidelines, while others are referred to the Active Ownership Committee for case-by-case review. Additional detail on referred items and manual voting decisions is provided in the proxy voting section

ENGAGEMENT POLICY  / 4

Sub-adviser partnership
As a multi-asset manager of managers, Russell Investments leverages its sub-advisers’ relationships to support an informed and integrated approach to active ownership. Sub-advisers are appointed to fulfill targeted, value-enhancing roles in our portfolios, and their regular interaction with investee companies provides issuer-level insight that informs both engagement prioritisation and voting decisions.
We consider sub-adviser input to be a strategically important component of our stewardship framework. Portfolio managers and the Active Ownership Team seek input from our sub-adviser partners when identifying engagement priorities, helping to validate the financial relevance of issues and to refine engagement objectives. In consultation with our sub-adviser partners, we assess whether joint outreach or separate yet aligned efforts would be more effective. Opportunities identified by our sub-advisers might result in partnered engagement efforts, Russell direct engagements with sub-adviser input, or reinforce engagement efforts that are already underway.
Sustainalytics direct
Russell Investments partners with Sustainalytics to support thematic, collaborative engagements where collective investor participation can enhance access to issuers and support dialogue on financially material risks and opportunities. Sustainalytics’ engagement programmes provide a structured framework for engagement with a defined set of companies, enabling sustained dialogue on issues relevant to long-term value creation.
Russell Investments selects engagement themes that align with our engagement focus areas and investment priorities, leveraging Sustainalytics’ sector expertise, research capabilities, and issuer access to support effective engagement. Our investment professionals actively participate in engagement calls across all selected themes, ensuring that discussions are informed by investment context and integrated with our broader stewardship and investment oversight activities.
Participation in Sustainalytics engagement themes
Russell Investments participates in five Sustainalytics engagement themes, each typically covering between 30 and 100 companies. We retain the ability to influence company selection within these themes and to actively participate in engagements where we assess there is sufficient relevance, exposure, or potential to contribute to improved investment outcomes.

Source: Russell Investments, for illustrative purposes only.

ENGAGEMENT POLICY  / 5

Engagement selection
Russell Investments identifies engagement target companies through a systematic process applied across all holdings. Engagement activity is prioritised on issues that are financially material to investment outcomes, taking into account the potential impact on company valuation, downside risk, or long-term return prospects. Our efforts are centered on defined engagement focus areas, outlined below, which represent material risks and opportunities across regions, sectors, and asset classes.
In addition to these focus areas, the following criteria are considered when selecting engagement targets:
●
Portfolio exposure and ownership considerations, including Russell Investments’ ownership stake as a percentage of shares outstanding and/or the weight of exposure at the fund or portfolio level.
●
Proxy voting history and issuer responsiveness, including prior voting outcomes and management’s willingness to engage constructively with shareholder concerns.
●
Sustainability and governance risk analysis, drawing on internal assessment and third-party research, with an emphasis on sub-industry peer comparison, controversy analysis, and indicators of elevated financial or operational risk.
●
Independent proxy research, including analysis provided by Glass Lewis.
●
Insights from prior engagement activity, including progress against objectives and issuer responsiveness.
●
Input from sub-adviser partners, highlighting issuer-specific risks, opportunities, or engagement priorities based on their investment analysis and ongoing dialogue with companies.
●
Client and fund-level sustainability objectives, where relevant, to ensure engagement activity remains aligned with mandate-specific requirements.
Internally led company engagements are frequently initiated on the back of voting activity, particularly votes that have been referred to the Active Ownership Committee for internal analysis and debate. Such referrals arise when a proposals fall outside the scope of our custom voting guidelines or raise complex or financially material governance or sustainability considerations requiring case-by-case assessment.
Engagement targets and objectives are developed with input from portfolio management teams and are subject to oversight and approval by Russell Investments’ Investment Strategy Committee, ensuring alignment with investment priorities, fiduciary responsibilities, and client objectives.
Policy advocacy and collaborations
Russell Investments participates in policy advocacy and industry collaborations where we assess that such engagement can support well-functioning financial markets, effective investor protections, and the management of market-wide and systemic risks that may affect long-term investment outcomes. Our participation is intended to complement company-level engagement by addressing issues that cannot be effectively resolved through issuer dialogue alone, including disclosure standards, regulatory frameworks, and market practices.
We engage selectively with industry bodies, regulators, and investor initiatives to improve the quality, consistency, and decision-usefulness of information available to investors, and to contribute to the development of governance and market standards that support efficient capital allocation. Insights gained through these forums inform our stewardship priorities, engagement objectives, and investment oversight activities.
Russell Investments is a long-standing signatory to the Principles for Responsible Investment (PRI). Our participation reflects alignment with broadly accepted stewardship principles, including collaborative engagement where appropriate, but

ENGAGEMENT POLICY  / 6

our involvement in industry initiatives is guided primarily by investment relevance and fiduciary considerations, rather than affiliation alone.
In addition to PRI, Russell Investments participates in a range of industry organisations and initiatives relevant to our stewardship and investment activities, including:
●
Institutional Investors Group on Climate Change (IIGCC)
●
Responsible Investment Association Australasia (RIAA)
●
Carbon Disclosure Project (CDP)
●
Investment Association (IA)
●
Investment Company Institute (ICI)
●
Securities Industry and Financial Markets Association (SIFMA)
●
The Net Zero Asset Managers Initiative (NZAMI)
●
Transition Pathway Initiative (TPI)
●
Investors Against Slavery and Trafficking (IAST) APAC
●
Investment Consultants Sustainability Working Group - ICSWG (US)
●
Sustainable Trading
●
Department of Labor (DOL)

ENGAGEMENT POLICY  / 7

Engagement focus areas
At Russell Investments, engagement activity is prioritised where it has the greatest potential to enhance return potential or mitigate downside risk. The Active Ownership Team focuses on financially material issues that may affect long-term investment outcomes, considered across environmental, social, and governance dimensions where relevant.
While many issues may be of shareholder interest, defining clear engagement focus areas supports disciplined prioritisation, accountability, and the delivery of measurable outcomes aligned with long-term shareholder value.

ENGAGEMENT POLICY  / 8

Engagement tracking and escalation
Categorisation of engagement activity
Engagement is recognised as a long-term investment tool, and outcomes are not always linear. To ensure discipline and accountability, Russell Investments tracks each engagement against defined objectives, including the relevant focus area, intended outcome, and a peer-relative assessment. Each objective is evaluated against appropriate industry peers to assess whether an issuer is performing below peers, in line with peers, or ahead of peers.
Progress is monitored over time and used to inform decisions on whether an engagement should continue, escalate, or be concluded. Engagements remain ongoing where progress is assessed as achievable, ranging from initial dialogue through to evidence of implementation. While timelines vary by issue and issuer, we seek to resolve most engagement objectives within a three-year period, taking into account the nature of the risk and the company’s responsiveness.

Source: Russell Investments, for illustrative purposes only.
Annual review of engagements
The Active Ownership Team reviews engagement activity and outcomes on a regular basis to determine whether an engagement should be resolved, escalated, or concluded. Where companies fail to engage constructively or demonstrate insufficient progress toward agreed objectives, we assess whether escalation is warranted or whether the issuer should be placed on a monitoring watchlist subject to enhanced scrutiny.
A withdrawn engagement refers to an engagement that is discontinued prior to resolution, typically due to changes in portfolio exposure, corporate actions, or other strategic considerations that make continued engagement no longer appropriate.

ENGAGEMENT POLICY  / 9

Avenues of escalation
Russell Investments has a range of escalation tools available where engagement objectives are not met. These may include enhanced dialogue with sub-advisers and other investors, coordinated or collaborative engagement, formal written communication of concerns, and voting against management on relevant proposals where appropriate.
The use of more assertive actions—such as public statements, shareholder resolutions, director nominations, or legal action—is uncommon. However, we recognise that stewardship practices continue to evolve and we retain flexibility to adapt our approach over time, taking into account the effectiveness of prior engagement and client expectations.
As a manager-of-managers, Russell Investments does not make direct investment or divestment decisions on behalf of sub-adviser partners. We generally consider continued engagement to be a more effective mechanism than divestment or exclusion where risks are potentially remediable. Accordingly, divestment is not a primary escalation tool and is assessed only where consistent with mandate requirements and investment considerations.
Escalation actions are considered on a case-by-case basis, informed by the nature of the risk, issuer responsiveness, portfolio exposure, and the potential impact on investment outcomes over time. No single escalation pathway is applied sequentially or by default.

Source: Russell Investments, for illustrative purposes only.

ENGAGEMENT POLICY  / 10

Conflict of interests
At Russell Investments, we maintain a governance framework that is designed to ensure a coordinated and consistent approach to the management of conflicts of interests across all regions in which it operates. Good stewardship and behaving with non-negotiable integrity are at the heart of Russell Investments’ values.
The Russell Investments Conflicts of Interest Policy disclosures detail the circumstances that may give rise to conflicts of interest in the operation of its business, the supplemental policies, as well as the procedures that are in place to manage all potential or actual conflicts of interest in the best interests of its clients. This policy has a direct link to ensuring effective stewardship of our clients’ assets.
Our disclosures in respect to our Conflicts of Interest Policy are available here and are made available to all of our clients.
Conclusion
As fiduciaries of our clients’ assets, Russell Investments views engagement as a core component of effective stewardship and active ownership. Our approach is grounded in the belief that well-governed, resilient, and transparent business practices support long-term investment performance. Through disciplined engagement, clear prioritisation, and ongoing oversight, we seek to mitigate material risks, encourage improvement where it can enhance investment outcomes, and support the long-term creation and preservation of shareholder value for our clients.

ENGAGEMENT POLICY  / 11

Where to next?
Contact the Active Ownership Team at
activeownership@russellinvestments.com

About Russell Investments
Russell Investments is a leading global investment solutions partner providing a wide range of investment capabilities to institutional investors, financial intermediaries, and individual investors around the world. Since 1936, Russell Investments has been building a legacy of continuous innovation to deliver exceptional value to clients, working every day to improve people’s financial security. Headquartered in Seattle, Washington, Russell Investments has offices worldwide, including: Dubai, London, Mumbai, New York, Paris, Shanghai, Sydney, Tokyo, and Toronto.
For Professional Use Only
This publication is intended for information purposes only and does not constitute investment advice or an offer or solicitation to purchase or sell any securities, funds, strategies or engage in investment activity.
Any statements of opinion expressed within this publication are those of Russell Investments and are current at the time of issue. The information and opinion given in this publication is given in good faith. All opinions expressed are subject to change at any time. Russell Investments nor any of its staff accepts liability with respect to the information or opinions contained in this publication.
In EMEA this content is suitable for Professional Clients Only.
Copyright © 1995-2025 Russell Investments Group, LLC. All rights reserved.

ENGAGEMENT POLICY  / 12

RUSSELL INVESTMENT

COMPANY

File No. 2-71299 and 811-03153

1933 Act Post-Effective

Amendment No. 273

1940 Act Amendment No. 279

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	1.1	Fourth Amended and Restated Master Trust Agreement dated December 7, 2020 (incorporated by reference to Post-Effective Amendment No. 258 dated February 26, 2021)

	1.2	Amendment No. 1 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 259 dated December 8, 2021)

	1.3	Amendment No. 2 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 259 dated December 8, 2021)

	1.4	Form of Amendment No. 3 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 261 dated February 28, 2022)

	1.5	Form of Amendment No. 4 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.6	Amendment No. 5 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

	1.7	Amendment No. 6 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

	1.8	Amendment No. 7 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

	1.9	Form of Amendment No. 8 to the Fourth Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

(b)	1.1	Amended and Restated By-Laws of Russell Investment Company dated March 25, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

(c)	1.1	Form of Shares of Beneficial Interest for the Equity I, Equity II, Equity III, Fixed Income I, Fixed Income II, International and Money Market Funds (incorporated by reference to Item 24(b)(4)(a) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.2	Form of Shares of Beneficial Interest for the Diversified Equity, Special Growth, Equity Income, Diversified Bond, Volatility Constrained Bond, International Securities, Limited Volatility Tax Free and U.S. Government Money Market Funds (incorporated by reference to Item 24(b)(4)(b) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.3	Form of Shares of Beneficial Interest for the Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Item 24(b)(4)(c) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

	1.4	Form of Shares of Beneficial Interest for the Real Estate Securities Fund (incorporated by reference to Item 24(b)(4)(d) filed under Post-Effective Amendment No. 39 dated April 28, 1998)

(d)	1.1	Advisory Agreement with Russell Investment Management Company dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	1.2	First Amendment to Advisory Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	1.3	Form of Second Amendment to Advisory Agreement dated January 1, 2019 (incorporated by reference to Post-Effective Amendment No. 244 dated December 7, 2018)

	1.4	Third Amendment to Advisory Agreement dated June 1, 2022 (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.5	Form of Fourth Amendment to Advisory Agreement dated March 1, 2024 (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

	1.6	Fifth Amendment to Advisory Agreement dated June 1, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	2.1	Form of Portfolio Management Contract with Money Managers and Russell Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

	2.2	Form of Non-Discretionary Investment Advisory Contract with Money Managers and Russell Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

(e)	1.1	Distribution Agreement with Russell Financial Services, Inc. dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	1.2	First Amendment to Distribution Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	1.3	Second Amendment to Distribution Agreement dated June 1, 2022 (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.4	Third Amendment to Distribution Agreement dated June 1, 2023 (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

	1.5	Fourth Amendment to Distribution Agreement dated June 1, 2024 (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

	1.6	Fifth Amendment to Distribution Agreement dated June 1, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

(f)	1.1	Bonus or Profit Sharing Plans (none)

(g)	1.1	Master Custodian Contract with State Street Bank and Trust Company dated August 25, 2009 (incorporated by reference to Post-Effective Amendment No. 128 dated December 1, 2009)

	1.2	Form of Letter Agreement adding the Russell Commodity Strategies Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 129 dated December 23, 2009)

	1.3	Form of Letter Agreement adding the Russell Global Credit Strategies Fund and Russell Global Infrastructure Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

	1.4	Form of Letter Agreement adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

	1.5	Form of Letter Agreement adding the Russell U.S. Strategic Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

	1.6	Form of Letter Agreement adding the Russell Strategic Call Overwriting Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

	1.7	Form of Letter Agreement adding the Select U.S. Equity Fund and the Select International Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 199 dated April 18, 2014)

	1.8	Form of Letter Agreement adding the Russell Multi-Strategy Income Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

	1.9	Form of Letter Agreement adding the Russell Tax-Managed International Equity Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 206 dated December 19, 2014)

	1.10	Form of Letter Agreement adding the Russell Tax Exempt High Yield Bond Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 208 dated February 25, 2015)

	1.11	Form of Letter Agreement adding the Unconstrained Total Return Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 219 dated May 25, 2016)

	1.12	Form of Letter Agreement adding the Multi-Asset Growth Strategy Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 222 dated August 31, 2016)

	1.13	Amendment to Master Custodian Contract dated October 31, 2016 (incorporated by reference to Post-Effective Amendment No. 226 dated December 9, 2016)

	1.14	Form of Letter Agreement adding the Multifactor Bond Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017)

	1.15	Form of Letter Agreement adding the Real Assets Fund and Tax-Managed Real Assets Fund to the Master Custodian Contract (incorporated by reference to Post-Effective Amendment No. 245 dated December 14, 2018)

	1.16	Amendment to the Master Custodian Contract dated June 3, 2021 (incorporated by reference to Post-Effective Amendment No. 259 dated December 8, 2021)

(h)	1.1	Third Amended and Restated Transfer Agency and Service Agreement dated May 31, 2020 between Russell Investment Company and Russell Investments Fund Services, LLC (incorporated by reference to Post-Effective Amendment No. 256 dated December 8, 2020)

	1.2	First Amendment to Third Amended and Restated Transfer Agency and Service Agreement dated June 1, 2022 (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.3	Second Amendment to Third Amended and Restated Transfer Agency and Service Agreement dated June 1, 2023 (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

	1.4	Third Amendment to Third Amended and Restated Transfer Agency and Service Agreement dated June 1, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	2.1	Administrative Agreement with Russell Fund Services Company dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	2.2	First Amendment to Administrative Agreement dated June 2, 2016 (incorporated by reference to Post-Effective Amendment No. 228 dated December 22, 2016)

	2.3	Form of Letter Agreement adding the Multi-Asset Growth Strategy Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 222 dated August 31, 2016)

	2.4	Form of Letter Agreement adding the Multifactor Bond Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 236 dated June 14, 2017)

	2.5	Letter Agreement adding the Unconstrained Total Return Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 244 dated December 7, 2018)

	2.6	Form of Letter Agreement adding the Real Assets Fund and the Tax-Managed Real Assets Fund to the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 245 dated December 14, 2018)

	2.7	Letter Agreement removing the Unconstrained Total Return Fund and changing the name of the Multifactor Bond Fund to the Long Duration Bond Fund in the Administrative Agreement (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

	2.8	Second Amendment to Administrative Agreement dated June 1, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	3.1	Form of Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 84 dated August 24, 2006)

	3.2	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Real Estate Securities Fund, Short Duration Bond Fund and Multistrategy Bond Fund (incorporated by reference to Post-Effective Amendment No. 96 dated February 28, 2007)

	3.3	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class C and S Shares to the Fixed Income I Fund (incorporated by reference to Post-Effective Amendment No. 103 dated July 24, 2007)

	3.4	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class Y Shares to the Real Estate Securities Fund, Emerging Markets Fund, Short Duration Bond Fund, Global Equity Fund and Money Market Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

	3.5	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A, Class C and Class S Shares to the Equity I Fund, Equity Q Fund, Equity II Fund, International Fund and Fixed Income III Fund (incorporated by reference to Post-Effective Amendment No. 119 dated June 2, 2008)

	3.6	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A Shares to the Russell Investment Grade Bond Fund, Russell Tax Exempt Bond Fund and In Retirement Fund (incorporated by reference to Post-Effective Amendment No. 133 dated March 24, 2010)

	3.7	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Global Credit Strategies Fund and the Russell Global Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 135 dated April 1, 2010)

	3.8	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Large Cap Equity Fund and the Russell U.S. Mid Cap Equity Fund (incorporated by reference to Post-Effective Amendment No. 163 dated January 17, 2012)

	3.9	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell U.S. Strategic Equity Fund (incorporated by reference to Post-Effective Amendment No. 171 dated April 11, 2012)

	3.10	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding the Russell Strategic Call Overwriting Fund (incorporated by reference to Post-Effective Amendment No. 173 dated May 9, 2012)

	3.11	Form of Letter Agreement to the Amended and Restated Yield Calculation Services Agreement with State Street Bank and Trust Company adding Class A and Class Y Shares to the Russell U.S. Growth Fund (incorporated by reference to Post-Effective Amendment No. 177 dated June 12, 2012)

	4.1	Form of Letter Agreements regarding fee waivers and reimbursements dated March 1, 2026 (filed herewith)

	5.1	Shareholder Services Plan (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	6.1	Joint Insurance Agreement dated November 24, 2025 (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	7.1	Plan of Liquidation and Dissolution of Sub Trust of the Unconstrained Total Return Fund (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

(i)	1.1	Opinion and Consent of Counsel (filed herewith)

(j)	1.1	Other Opinions – (filed herewith)

(k)	1.1	Financial Statements omitted from Item 27 (none)

(l)	1.1	Agreement dated October 5, 1981 related to Initial Capital provided by Frank Russell Company (incorporated by reference to Item 24(b)(13) filed under Post-Effective Amendment No. 38 dated February 24, 1998)

(m)	1.1	Rule 12b-1 Distribution Plan (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.2	Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 for Class R5 Shares (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

(n)	1.1	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

(p)		Codes of Ethics of the following advisors and sub-advisors:

	1.1	Algert Global LLC (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

	1.2	Allspring Global Investments, LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.3	Ancora Advisors LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

	1.4	Axiom International Investors LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

	1.5	BAMCO, Inc. (incorporated by reference to Post-Effective Amendment No. 59 dated December 8, 2021)

	1.6	Barings LLC (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

	1.7	Barrow, Hanley, Mewhinney & Strauss, LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.8	Berenberg Asset Management LLC (incorporated by reference to Post-Effective Amendment No, 256 dated December 8, 2020)

	1.9	Beutel, Goodman & Company Ltd. (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

	1.10	Boston Partners Global Investors, Inc. (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.11	Brandywine Global Investment Management, LLC (filed herewith)

	1.12	Brown Brothers Harriman Mutual Fund Advisory Department (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.13	Calamos Advisors LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.14	Cohen & Steers (filed herewith)

	1.15	Coho Partners, Ltd. (incorporated by reference to Post-Effective Amendment No. 59 dated December 8, 2021)

	1.16	Copeland Capital Management LLC (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

	1.17	Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

	1.18	DePrince, Race & Zollo, Inc. (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.19	First Sentier Investors (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.20	Goldman Sachs Asset Management (incorporated by reference to Post-Effective Amendment No. 162 dated December 7, 2011)

1.21	Grantham, Mayo, Van Otterloo & Co. LLC (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

1.22	Intermede Investment Partners Limited (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.23	Jacobs Levy Equity Management, Inc. (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

1.24	J.P. Morgan Investment Management, Inc. (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

1.25	Kopernik Global Investors, LLC (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

1.26	Lord, Abbett & Co. LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

1.27	MacKay Shields LLC (incorporated by reference to Post-Effective Amendment No. 261 dated February 28, 2022)

1.28	Man Investment Australia Limited (incorporated by reference to Post-Effective Amendment No 259 dated December 8, 2021)

1.29	Marathon Asset Management, L.P. (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

1.30	Mar Vista Investment Partners, LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

1.31	MetLife Investment Management, LLC (filed herewith)

1.32	MFS Institutional Advisors, Inc. (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

1.33	Numeric Investors, LLC (incorporated by reference to Post-Effective Amendment No. 256 dated December 8, 2020)

1.34	Nuveen Asset Management, LLC (filed herewith)

1.35	Oaktree Fund Advisers, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.36	Penn Capital Management, LLC. (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.37	PineStone Asset Management Inc. (incorporated by reference to Post-Effective Amendment No. 267 dated February 28, 2024)

1.38	Polen Capital Management, LLC (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

1.39	Pzena Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.40	Ranger Investment Management, L.P. (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.41	RBC Global Asset Management (UK) Limited (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

1.42	Rockefeller & Co. LLC (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

1.43	Royce & Associates, LP (incorporated by reference to Post-Effective Amendment No. 271 dated December 10, 2025)

1.44	RREEF America L.L.C. (incorporated by reference to Post-Effective Amendment No. 261 dated February 28, 2022)

1.45	Russell Investment Management, LLC (filed herewith)

1.46	Russell Investment Company and Russell Investment Funds Independent Trustees’ Code of Ethics (incorporated by reference to Post-Effective Amendment No. 264 dated February 28, 2023)

1.47	RWC Asset Advisors (US) LLC (incorporated by reference to Post-Effective Amendment No. 261 dated February 28, 2022)

1.48	Sands Capital Management, LLC (filed herewith)

1.49	Sanders Capital, LLC (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.50	Schroder Investment Management North America Inc. (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

1.51	Scout Investments, Inc. (incorporated by reference to Post-Effective Amendment No. 268 dated December 6, 2024)

1.52	Summit Creek Advisors, LLC (incorporated by reference to Post-Effective Amendment No. 141 dated June 29, 2010)

1.53	Sustainable Growth Advisers, LP (incorporated by reference to Post-Effective Amendment No. 240 dated December 8, 2017)

1.54	Voya Investment Management Co. LLC (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

1.55	Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 270 dated February 28, 2025)

1.56	William Blair Investment Management, LLC (incorporated by reference to Post-Effective Amendment No. 262 dated December 8, 2022)

Item 29.	Persons Controlled by or Under Common Control with Registrant

None

Item 30.	Indemnification (incorporated by reference to Post-Effective Amendment No. 265 dated December 6, 2023)

Item 31.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus sections “Management of the Funds” and “The Money Managers,” and the Statement of Additional Information sections “Structure and Governance—Trustees and Officers,” and “Operation of RIC.”

For information as to the business, profession, vocation or employment of a substantial nature of each money manager and the officers and directors of each money manager, reference is made to the current Form ADVs of each money manager filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

•	Algert Global LLC

File No. 801-61878

•	Allspring Global Investments, LLC

File No. 801-21122

•	Ancora Advisors, LLC

File No. 801-61770

•	Axiom International Investors LLC

File No. 801-56651

•	BAMCO, Inc.

File No. 801-29080

•	Barings International Investment Limited (Barings)

File No. 802-114253

•	Barings LLC

File No. 801-241

•	Barrow, Hanley, Mewhinney & Strauss, LLC

File No. 801-31237

•	Berenberg Asset Management, LLC

File No. 801-79887

•	Beutel, Goodman & Company Ltd.

File No. 801-64420

•	Boston Partners Global Investors, Inc.

File No. 801-61786

•	Brandywine Global Investment Management, LLC

File No. 801-27797

•	Brown Brothers Harriman Mutual Fund Advisory Department

File No.801-60256

•	Calamos Advisors LLC

File No. 801-29688

•	Cohen & Steers Asia Limited

File No. 801-66371

•	Cohen & Steers Capital Management, Inc.

File No. 801-27721

•	Cohen & Steers UK Limited

File No. 801-67297

•	Coho Partners, Ltd.

File No. 801-60111

•	Copeland Capital Management, LLC

File No. 801-68586

•	DePrince, Race & Zollo, Inc.

File No. 801-48779

•	First Sentier Investors (Australia) IM Limited

File No. 801-73006

•	Goldman Sachs Asset Management, L.P.

File No. 801-37591

•	Grantham, Mayo, Van Otterloo & Co. LLC

File No. 801-15028

•	Intermede Global Partners Inc.

File No. 801-110691

•	Intermede Investment Partners Limited

File No. 801-110745

•	Jacobs Levy Equity Management, Inc.

File No. 801-28257

•	J.P. Morgan Investment Management Inc.

File No. 801-21011

•	Kopernik Global Investors, LLC

File No. 801-78514

•	Lord, Abbett & Co. LLC

File No. 801-6997

•	MacKay Shields LLC

File No. 801-5594

•	Man Investments Australia Limited

File No. 801-121284

•	Marathon Asset Management, L.P.

File No. 801-61792

•	Mar Vista Investment Partners, LLC

File No. 801-68369

•	MetLife Investment Management, LLC

File No. 801-67314

•	MFS institutional Advisors, Inc.

File No.801-46433

•	Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust

File No. 801-32108

•	Numeric Investors LLC

File No. 801-63276

•	Nuveen Asset Management, LLC

File No. 801-71957

•	Oaktree Fund Advisors, LLC

File No. 801-112570

•	Penn Capital Management Company, LLC

File No. 801-31452

•	PineStone Asset Management Inc.

File No. 801-122764

•	Polen Capital Management, LLC

File No. 801-15180

•	Pzena Investment Management LLC

File No. 801-50838

•	Ranger Investment Management, L.P.

File No. 801-62397

•	RBC Global Asset Management (U.S.) Inc.

File No. 801-20303

•	RBC Global Asset Management (UK) Limited

File No. 801-78436

•	Rockefeller & Co. LLC

File No. 801-113009

•	Royce & Associates, LP

File No. 801-8268

•	RREEF America L.L.C.

File No. 801-55209

•	RWC Asset Advisors (US) LLC

File No. 801-77698

•	Sands Capital Management, LLC

File No. 801-64820

•	Sanders Capital, LLC

File No. 801-70661

•	Schroder Investment Management North America Inc.

File No. 801-15834

•	Scout Investments, Inc.

File No. 801-60188

•	Summit Creek Advisors, LLC

File No. 801-70380

•	Sustainable Growth Advisers, LP

File No. 801-62151

•	Voya Investment Management Co. LLC

File No. 801-9046

•	Wellington Management Company LLP

File No. 801-15908

•	William Blair Investment Management, LLC

File No. 801-80640

Item 32.	Principal Underwriters

(a)	Russell Investment Funds, Venerable Variable Insurance Trust

(b)

Russell Investments Financial Services, LLC is the principal underwriter of the Registrant. Information relating to the directors and officers of Russell Investments Financial Services, LLC and their positions and offices with the Registrant are set forth below. The principal business address of each director and officer listed below is 401 Union Street, 18th Floor, Seattle, Washington 98101.

Name	Positions and Offices with Registrant	Position and Offices with Underwriter

Mary Beth Albaneze	Secretary and Chief Legal Counsel	Secretary

Carlos Alvarez	None	Chief Compliance Officer

Carla L. Anderson	None	Assistant Secretary

Vernon Barback	President and Chief Executive Officer	Vice Chairman

Scott Bowen	None	Chief Financial Officer

Ross Erickson	Treasurer, Chief Accounting Officer and Chief Financial Officer	Director

Maren Goodwin	None	Anti-Money Laundering Chief Compliance Officer

Andrea Hood	Assistant Secretary	Assistant Secretary

Brad Jung	None	Chairman and President

David A. Malkin	None	Assistant Secretary

Aaron Ostrovsky	None	Assistant Secretary

Mark Paltrowitz	None	Chief Risk Officer

David Siegel	None	Financial and Operations Principal; Finance Director

Howard Surloff	None	Director

(c)	Inapplicable.

Item 33.	Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

RIC	RIM
Russell Investment Company	Russell Investment
401 Union Street,	Management, LLC
18th Floor	401 Union Street
Seattle, Washington 98101	18th Floor
Seattle, Washington 98101

RIFUS
Russell Investments Fund Services, LLC 401 Union Street 18th Floor
Seattle, Washington 98101

SS	MM
State Street Bank & Trust Company	Money Managers
1 Heritage Drive	See, Prospectus Section
North Quincy, Massachusetts 02171	“Money Manager Information”
for Names and Addresses

Item 34.	Management Services

None except as described in Parts A and B.

Item 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investment Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment No. 273 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington, on the 27th day of February, 2026.

RUSSELL INVESTMENT COMPANY
Registrant

By:	/s/Vernon Barback
Vernon Barback, Trustee, President and Chief
Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 27, 2026.

Signatures	Signatures

/s/Vernon Barback Vernon Barback, Trustee, President and Chief Executive Officer (Principal Executive Officer)	/s/Ross Erickson Ross Erickson, Treasurer, Chief Financial Officer (Principal Financial Officer) and Chief Accounting Officer (Principal Accounting Officer)

/s/Michelle Cahoon Michelle Cahoon, Trustee	/s/Michael Day Michael Day, Trustee

/s/Julie Dien Ledoux Julie Dien Ledoux, Trustee	/s/Jeremy May Jeremy May, Trustee

/s/Ellen M. Needham Ellen M. Needham, Trustee	/s/Jeannie Shanahan Jeannie Shanahan, Trustee

/s/Raymond P. Tennison, Jr, Raymond P. Tennison, Jr., Trustee	/s/Jack R. Thompson Jack R. Thompson, Trustee

RUSSELL INVESTMENT COMPANY

FILE NO. 2-71299

FILE NO. 811-03153

EXHIBITS

Listed in Part C, Item 28

To Post-Effective Amendment No. 273

and Amendment No. 279

to

Registration Statement on Form N-1A

Under

Securities Act of 1933

and

Investment Company Act of 1940